UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT

OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-01027

Name of Registrant:	Vanguard World Fund

Address of Registrant:	P.O. Box 2600
Valley Forge, PA 19482

Name and address of agent for service:	Anne E. Robinson, Esquire
P.O. Box 876
Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end: August 31

Date of reporting period: September 1, 2019—August 31, 2020

Item 1: Reports to Shareholders

Annual Report | August 31, 2020 Vanguard U.S. Growth Fund

See the inside front cover for important information about access to your fund’s annual and semiannual shareholder reports.

Important information about access to shareholder reports

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of your fund’s annual and semiannual shareholder reports will no longer be sent to you by mail, unless you specifically request them. Instead, you will be notified by mail each time a report is posted on the website and will be provided with a link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and do not need to take any action. You may elect to receive shareholder reports and other communications from the fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you invest directly with the fund, by calling Vanguard at one of the phone numbers on the back cover of this report or by logging on to vanguard.com.

You may elect to receive paper copies of all future shareholder reports free of charge. If you invest through a financial intermediary, you can contact the intermediary to request that you continue to receive paper copies. If you invest directly with the fund, you can call Vanguard at one of the phone numbers on the back cover of this report or log on to vanguard.com. Your election to receive paper copies will apply to all the funds you hold through an intermediary or directly with Vanguard.

Contents

Your Fund’s Performance at a Glance	1

Advisors’ Report	2

About Your Fund’s Expenses	8

Performance Summary	10

Financial Statements	12

Liquidity Risk Management	31

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Performance at a Glance

●    Vanguard U.S. Growth Fund returned 58.01% for Investor Shares and 58.17% for Admiral Shares for the 12 months ended August 31, 2020. The fund outperformed its benchmark, which returned 44.34%.

●    Growth stocks outperformed value stocks and large-capitalization stocks outperformed mid- and small-cap stocks. The U.S. stock market rebounded more strongly than both developed markets outside the United States and emerging markets.

●    Amid some easing in trade tensions and continuing accommodative monetary policies across much of the world, a number of stock market indexes climbed to record highs in February. Stocks plummeted worldwide during the early stages of the coronavirus in March, but the unprecedented scale of the response from policymakers, the start of trials for vaccines and treatments, and the easing of some pandemic-related restrictions helped lift investor sentiment.

●    Ten of the fund’s 11 industry sectors contributed positively to performance. Consumer discretionary and information technology stocks helped performance the most. Financials was the fund’s only detractor.

Market Barometer

		Average Annual Total Returns
		Periods Ended August 31, 2020
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	22.50%	14.58%	14.31%
Russell 2000 Index (Small-caps)	6.02	5.03	7.65
Russell 3000 Index (Broad U.S. market)	21.44	13.95	13.86
FTSE All-World ex US Index (International)	8.78	2.92	6.00
Bonds
Bloomberg Barclays U.S. Aggregate Bond Index
(Broad taxable market)	6.47%	5.09%	4.33%
Bloomberg Barclays Municipal Bond Index
(Broad tax-exempt market)	3.24	4.09	3.99
FTSE Three-Month U.S. Treasury Bill Index	1.18	1.67	1.15
CPI
Consumer Price Index	1.31%	1.92%	1.75%

1

Advisors’ Report

For the 12 months ended August 31, 2020, Vanguard U.S. Growth Fund returned 58.01% for Investor Shares and 58.17% for Admiral Shares. It outperformed its benchmark, the Russell 1000 Growth Index, which returned 44.34%. Your fund is managed by five advisors. The use of multiple independent advisors enhances the fund’s diversification by providing exposure to distinct yet complementary investment approaches. It is not uncommon for different advisors to have different views about individual securities or the broader investment environment.

The table on page 7 presents the advisors, the percentage and amount of fund assets that each manages, and brief descriptions of their investment strategies. Each advisor has also prepared a discussion of the investment environment during the fiscal year and of how the portfolio’s positioning reflects this assessment. These reports were prepared on September 16, 2020.

Jennison Associates LLC

Portfolio Managers:

Kathleen A. McCarragher, Managing Director

Blair A. Boyer, Managing Director

Markets were extremely volatile over the period because of the coronavirus pandemic and U.S.-China trade discord. Stocks peaked in February, then dropped dramatically as the COVID-19 outbreak spread around the globe, disrupting markets and life everywhere. Markets rebounded rapidly in the period’s final months, but the pandemic’s economic damage continued.

In consumer discretionary, our portfolio benefited from our position in Tesla, which surged on growing demand, solid production, increased capacity, and strong execution. Amazon also aided performance as it continued to benefit from economies of scale and its platform-based business model.

In information technology, our portfolio benefited from the following holdings:

●    Apple, which saw rapid growth in service subscriptions and favorable prospects for upcoming product cycles.

●    Shopify, which benefited from its cloud-based infrastructure tools that increasingly address the growing demand for omni-channel e-commerce.

●    NVIDIA, which took advantage of its graphics semiconductor expertise in key high-growth markets, including gaming, automotive, high-performance computing, and cloud and enterprise.

In communication services, our portfolio benefited from our position in Netflix, which enhanced its long-term competitive position with the industry’s largest commitment to exclusive, original content. We also benefited from exposure to Facebook, which continues to attract advertisers.

Our health care positions advanced but lagged the benchmark in this sector. Medical device makers Boston Scientific

2

and Edwards Lifesciences performed weakly because of concerns that elective procedures could be postponed because of the pandemic. We eliminated the position in Edwards as a result.

In industrials, we eliminated our position in Boeing, as the 737 jet recertification process took longer than anticipated and COVID-19-restricted air travel compromised the financial health of airlines. We also closed positions in commercial aircraft manufacturers Airbus and Safran.

We believe our portfolio holds fundamentally strong companies with solid long-term growth prospects. Many holdings stand to benefit from the digital transformation of the global economy. This transformation is accelerating, as social distancing and shelter-in-place directives necessitated by the pandemic have underscored the value, utility, and resilience of e-commerce, digitally enabled payment, cloud computing, and streaming business models.

Wellington Management Company LLP

Portfolio Manager:

Andrew J. Shilling, CFA, Senior Managing Director

Our investment approach is intended to produce a portfolio that seeks to outperform growth benchmarks and, in the longer term, the broader market. We employ proprietary fundamental research and a rigorous valuation discipline to invest in large-capitalization companies that have attractive growth characteristics. Because we believe that investors often underestimate the potential for growth, our approach identifies companies with a clear competitive advantage that will enable them to sustain above-average growth over the long term.

For the 12-month period ended August 31, 2020, U.S. equities, as measured by the Standard & Poor’s 500 Index, gained 21.94%. Growth stocks outperformed value stocks and large-capitalization companies outpaced their smaller-cap counterparts.

Notable contributors to performance included DocuSign, an electronic signature solutions company, and Advanced Micro Devices, a graphics chip provider. Boeing, the multinational aerospace company, was another notable contributor. We eliminated our position in January in favor of other investments.

Detractors included not owning Tesla, a manufacturer of fully electric vehicles and energy storage systems; an underweight allocation to Apple, a leader in mobile devices and digital content distribution; and an overweight position in FleetCor Technologies, a provider of fuel cards and payment services to commercial truck fleets.

Our portfolio’s biggest sector overweights were in information technology, industrials, and financials. Our largest underweights were in health care, consumer discretionary, and communication services.

3

We remain true to our process, seeking to invest in companies with competitive advantages, strong balance sheets, experienced and proven management, and the ability to sustain above-average growth.

Baillie Gifford Overseas Ltd.

Portfolio Managers:

Tom Slater, Investment Manager, Partner

Gary Robinson, Investment Manager, Partner

The 12 months under review saw the greatest economic and social adjustments that most of us have seen in our lifetimes. COVID-19 has forced governments to shut down large parts of their economies and restrict the movement of whole populations, and launch huge stimulus packages in response to the economic fallout.

Stock markets have responded to the acceleration of trends that had been under way before the pandemic. These include the shift to online and the reimagination of enterprise in the cloud.

Several of the portfolio’s online retailers, such as e-commerce platforms Amazon and Shopify and the home furnishings retailer Wayfair, were significant contributors to performance amid unprecedented demand for their services. But the single largest contributor was Tesla. Tesla’s operations proved to be more robust than many expected. With its cars rolling off production lines in volume, this company is beginning to manufacture its peerless electric vehicles at scale. It was alone among global carmakers in increasing sales after COVID-19 emerged.

Not all holdings fared so well. Two innovative medical equipment manufacturers, Novocure and Glaukos, faced temporary sales disruption, which weighed on their share prices.

The pandemic has made us question long-standing traditions and has accelerated the adoption of new service and business models. There are many reasons to be optimistic about truly disruptive growth companies and few of the reasons have much to do with valuation or viruses. We enter the next 12 months with a robust pipeline of investment ideas, and we are excited to find out which of these will earn a place in the portfolio.

Vanguard Quantitative Equity Group

Portfolio Managers:

James P. Stetler

Binbin Guo, Principal, Head of Alpha Equity Investments

Amid some easing in trade tensions and continuing accommodative monetary policies across much of the world, a number of stock market indexes climbed to record highs in February. Then, as the

4

coronavirus began to spread outside of China, lockdowns, the shuttering of nonessential businesses, and travel restrictions in many countries led to a swift, sharp downturn in global economic activity, especially in the services sector, and a spike in unemployment.

Initially, stocks plummeted worldwide, but the unprecedented scale of the response from policymakers, the start of trials for COVID-19 vaccines and treatments, and the easing of some pandemic-related restrictions helped lift investor sentiment. The U.S. stock market rebounded more strongly than both developed markets outside the United States and emerging markets. Large-capitalization stocks outperformed their mid- and small-cap counterparts, and growth outpaced value.

Although it’s important to understand how overall performance is affected by such macro factors, our approach to investing focuses on specific fundamentals, not technical analysis of stock price movements. We believe that attractive stocks exhibit five key characteristics: high quality—healthy balance sheets and steady cash-flow generation; effective management decisions—sound investment policies that favor internal over external funding; consistent earnings growth— ability to grow earnings year after year; strong market sentiment—market confirmation of our view; and reasonable valuation—shares that are not overpriced.

Using these five themes, we generate a daily composite stock ranking. We then monitor our portfolio based on those rankings and adjust when appropriate to maximize expected returns while minimizing exposure to risks that our research indicates don’t improve returns (such as industry selection and other risks relative to our benchmark).

Over the 12-month period ended August 31, 2020, our quality and sentiment models contributed to our relative performance while our valuation, management decisions, and growth models detracted.

Our strongest sector results were in information technology, primarily because of strong stock selection in IT services companies. Our portfolio also benefited from our positions in energy and materials; the latter was helped by our underweight to construction services companies. Stock selection in consumer discretionary, financials, and industrials detracted the most.

At the stock level, top contributors included overweight positions in IT companies— Advanced Micro Devices, Square, and Fortinet—as well as an overweight to Bristol-Myers Squibb in the health care sector. An underweight to NVIDIA in the information technology sector was the biggest detractor. Overweights to industrial companies SpiritAero Systems and Delta Air Lines and to consumer discretionary companies Norwegian Cruise Line and H&R Block also detracted.

5

Jackson Square Partners, LLC

Portfolio Managers:

Jeffrey S. Van Harte, CFA,
Chairman and Chief Investment Officer

Christopher J. Bonavico, CFA,
Equity Analyst

Christopher M. Ericksen, CFA,
Equity Analyst

Daniel J. Prislin, CFA,
Equity Analyst

The global pandemic and the significant market volatility that came with it dominated headlines throughout much of the period. We took advantage of the sharp COVID-19-related sell-off to purchase a handful of companies that we had admired but that had previously not fit our valuation discipline. We believe all these companies possess exceptional competitive moats across a wide range of industries.

Performance was driven by our stock selection. Our largest relative contributor to performance during the period was a cloud communications platform, Twilio. We believe that instant digital communication with customers and employees across any medium in any geography is a hugely complex problem that businesses increasingly need to solve. As the leading communications-as-a-service platform, Twilio is well positioned to be the primary beneficiary of that trend. The addressable market is worth tens of billions of procurement dollars and is essentially untapped by Twilio’s still negligible penetration. We believe that penetration will expand meaningfully and drive consistently high revenue growth for many years.

Constellation Brands, which produces and markets beer, wine, and spirits, was a detractor during the period. Investors became concerned about the company’s debt profile on its balance sheet as well as several unexpected anti-business initiatives from the Mexican government that hurt Constellation. We sold our position in favor of more attractive opportunities.

We remain committed to our long-held investment philosophy to own what we view as strong secular-growth companies with solid business models that have the potential to deliver shareholder value in a variety of market environments.

6

Vanguard U.S. Growth Fund Investment Advisors

	Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Jennison Associates LLC	27	10,969	Uses a research-driven, fundamental investment
			approach that relies on in-depth company knowledge
			gleaned through meetings with management,
			customers, and suppliers.
Wellington Management	26	10,318	Employs proprietary fundamental research and a
Company LLP			rigorous valuation discipline in an effort to invest in
			high-quality, large-cap, sustainable-growth
			companies. The investment approach is based on the
			belief that stock prices often overreact to short-term
			trends and that bottom-up, intensive research
			focused on longer-term fundamentals can be used to
			identify stocks that will outperform the market over
			time.
Baillie Gifford Overseas Ltd.	18	7,409	Uses an active, bottom-up approach to identify
			exceptional growth companies and own them for
			long periods. Such companies have special cultures,
			address large market opportunities, and enjoy
			sustainable competitive advantages. This approach is
			based on the belief that these factors drive long-term
			returns, and a long investment horizon enables the
			inherent asymmetry of equity market returns to be
			captured.
Vanguard Quantitative Equity	14	5,461	Employs a quantitative fundamental management
Group			approach, using models that assess valuation, market
			sentiment, earnings quality and growth, and
			management decisions of companies versus their
			peers.
Jackson Square Partners, LLC	13	5,346	Uses a bottom-up approach, seeking companies that
			have large end-market potential, dominant business
			models, and strong free cash flow generation that is
			attractively priced compared with the intrinsic value
			of the securities.
Cash Investments	2	767	These short-term reserves are invested by Vanguard
			in equity index products to simulate investment in
			stocks. Each advisor may also maintain a modest
			cash position.

7

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

●   Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

●   Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

8

Six Months Ended August 31, 2020

	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
U.S. Growth Fund	2/29/2020	8/31/2020	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,471.64	$2.42
Admiral™ Shares	1,000.00	1,472.41	1.80
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,023.18	$1.98
Admiral Shares	1,000.00	1,023.68	1.48

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.39% for Investor Shares and 0.29% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/366).

9

U.S. Growth Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: August 31, 2010, Through August 31, 2020

Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended August 31, 2020
				Final Value
	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment
U.S. Growth Fund Investor Shares	58.01%	21.67%	19.97%	$61,744
Russell 1000 Growth Index	44.34	20.66	19.02	57,034
Dow Jones U.S. Total Stock Market Float Adjusted Index	21.20	13.77	14.88	40,053

				Final Value
	One	Five	Ten	of a $50,000
	Year	Years	Years	Investment
U.S. Growth Fund Admiral Shares	58.17%	21.81%	20.12%	$312,799
Russell 1000 Growth Index	44.34	20.66	19.02	285,172
Dow Jones U.S. Total Stock Market Float Adjusted Index	21.20	13.77	14.88	200,263

See Financial Highlights for dividend and capital gains information.

10

U.S. Growth Fund

Fund Allocation

As of August 31, 2020

Communication Services	12.0%
Consumer Discretionary	21.8
Consumer Staples	1.5
Financials	3.8
Health Care	10.0
Industrials	5.1
Information Technology	44.0
Materials	0.6
Other	0.0
Real Estate	1.1
Utilities	0.1

The table reflects the fund’s investments, except for short-term investments and derivatives. Sector categories are based on the Global Industry Classification Standard ("GICS"), except for the "Other" category (if applicable), which includes securities that have not been provided a GICS classification as of the effective report-ing period.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard and Poor’s, a division of McGraw-Hill Companies, Inc. (“S&P”), and is licensed for use by Vanguard. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classification makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of its affiliates or any third party involved in making or compiling the GICS or any GICS classification have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

11

U.S. Growth Fund

Financial Statements

Schedule of Investments

As of August 31, 2020

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.

			Market
			Value•
		Shares	($000)
Common Stocks (97.4%)
Communication Services (11.8%)
*	Facebook Inc. Class A	3,544,092	1,039,128
*	Alphabet Inc. Class C	595,632	973,370
*	Netflix Inc.	1,740,854	921,887
*	Alphabet Inc. Class A	329,417	536,795
*	Match Group Inc.	3,289,027	367,319
*	Charter Communications Inc. Class A	394,234	242,694
*	Roku Inc.	851,641	147,743
	Tencent Holdings Ltd.	2,050,810	140,108
	Spotify Technology SA	466,084	131,510
*	Zillow Group Inc. Class A	852,459	72,698
*	ZoomInfo Technologies Inc. Class A	1,152,019	44,721
	Activision Blizzard Inc.	410,907	34,319
*	Zynga Inc. Class A	3,258,114	29,518
*	Take-Two Interactive Software Inc.	129,734	22,209
*	Eventbrite Inc. Class A	1,257,484	13,518
*	Electronic Arts Inc.	86,377	12,047
			4,729,584
Consumer Discretionary (21.6%)
*	Amazon.com Inc.	940,903	3,247,019
*	Tesla Inc.	4,387,110	2,186,185
*	Wayfair Inc.	1,558,945	462,321
	Home Depot Inc.	1,437,696	409,801
	NIKE Inc. Class B	3,011,719	336,981
	Lululemon Athletica Inc.	846,968	318,180
	MercadoLibre Inc.	176,178	205,880
*	Alibaba Group Holding Ltd. ADR	713,427	204,775
*	Chegg Inc.	2,656,015	195,855
*	Carvana Co. Class A	674,273	145,616
	Starbucks Corp.	1,415,347	119,554
	Kering SA	189,825	116,471
*	Chewy Inc.	1,861,186	113,663
	TJX Cos. Inc.	1,854,910	101,630
*	O’Reilly Automotive Inc.	182,826	85,129
*	Vroom Inc.	1,140,785	78,292
*	Burlington Stores Inc.	310,721	61,190
*	Stitch Fix Inc. Class A	1,712,098	41,347
	eBay Inc.	707,919	38,780
	Dollar General Corp.	144,920	29,256
	Best Buy Co. Inc.	240,457	26,669
	Lowe’s Cos. Inc.	156,383	25,755
	Yum! Brands Inc.	232,580	22,293
	Tractor Supply Co.	136,025	20,245
*	NVR Inc.	4,593	19,145
	Target Corp.	124,390	18,809
	Hanesbrands Inc.	1,088,458	16,643
*	Etsy Inc.	88,691	10,616
	H&R Block Inc.	703,682	10,203
*	Booking Holdings Inc.	4,906	9,373
	Yum China Holdings Inc.	103,331	5,963
	Domino’s Pizza Inc.	11,298	4,620
*	frontdoor Inc.	96,850	4,220
*	Planet Fitness Inc. Class A	64,325	3,910
*	LKQ Corp.	108,809	3,454
	Service Corp. International	70,011	3,196
	Polaris Inc.	30,346	3,066
*	Peloton Interactive Inc. Class A	39,424	3,023
			8,709,128
Consumer Staples (1.3%)
	Constellation Brands Inc. Class A	822,724	151,776
*	Monster Beverage Corp.	1,351,946	113,374
	Altria Group Inc.	854,617	37,381
	Clorox Co.	143,986	32,181
	Procter & Gamble Co.	220,141	30,452
	Campbell Soup Co.	528,741	27,817
	Hershey Co.	159,512	23,710
	Costco Wholesale Corp.	55,139	19,170
	PepsiCo Inc.	130,176	18,232
	Sysco Corp.	189,598	11,402
*	Sprouts Farmers Market Inc.	438,574	10,241
	Kellogg Co.	135,435	9,604
	Coca-Cola Co.	167,007	8,272
*	Herbalife Nutrition Ltd.	72,909	3,583
	Casey’s General Stores Inc.	19,572	3,481
*	Pilgrim’s Pride Corp.	110,934	1,775
			502,451

12

U.S. Growth Fund

			Market
			Value•
		Shares	($000)
Financials (3.5%)
	S&P Global Inc.	634,996	232,675
	MarketAxess Holdings Inc.	364,687	177,216
	Progressive Corp.	1,823,782	173,332
	KKR & Co. Inc.	4,629,398	165,825
	First Republic Bank	1,041,848	117,635
	American Express Co.	973,068	98,854
	Goldman Sachs Group Inc.	469,586	96,204
	Marsh & McLennan Cos. Inc.	641,211	73,682
*	Markel Corp.	62,216	67,618
*,^	Lemonade Inc.	941,310	55,255
	Blackstone Group LP Class A	950,138	50,310
	Interactive Brokers Group Inc.	925,104	49,049
	LPL Financial Holdings Inc.	211,836	17,405
	Lazard Ltd. Class A	316,079	10,010
	Synchrony Financial	310,554	7,705
	Virtu Financial Inc. Class A	205,897	5,318
	Cboe Global Markets Inc.	43,929	4,032
	Intercontinental Exchange Inc.	30,470	3,237
	Ameriprise Financial Inc.	5,252	824
			1,406,186
Health Care (9.5%)
*	Illumina Inc.	1,054,195	376,580
*	Intuitive Surgical Inc.	376,068	274,846
*	ABIOMED Inc.	890,289	273,871
*	IQVIA Holdings Inc.	1,396,751	228,718
	UnitedHealth Group Inc.	671,671	209,931
	AstraZeneca plc ADR	3,172,440	177,657
*	Edwards Lifesciences Corp.	1,838,540	157,820
	Thermo Fisher Scientific Inc.	337,114	144,615
	Danaher Corp.	699,575	144,441
*	Teladoc Health Inc.	648,979	139,978
*	Vertex Pharmaceuticals Inc.	485,601	135,541
	Zoetis Inc.	823,108	131,780
	Boston Scientific Corp.	2,960,659	121,446
*	Penumbra Inc.	552,490	115,553
*	Mettler-Toledo International Inc.	103,356	100,336
*	Novocure Ltd.	1,183,144	97,905
*	Alnylam Pharmaceuticals Inc.	656,115	87,027
	Merck & Co. Inc.	1,005,853	85,769
*	Moderna Inc.	1,091,784	70,846
	Eli Lilly and Co.	442,297	65,633
*	Sarepta Therapeutics Inc.	429,088	62,827
*	Glaukos Corp.	1,208,555	57,805
*	Denali Therapeutics Inc.	1,735,333	55,357
*	Biogen Inc.	181,472	52,199
*	Seattle Genetics Inc.	295,504	46,790
	AbbVie Inc.	466,914	44,716
	Johnson & Johnson	277,791	42,616
*	Veeva Systems Inc. Class A	114,670	32,368
	Cigna Corp.	179,222	31,789
	Humana Inc.	75,755	31,451
	HCA Healthcare Inc.	226,521	30,743
*	PRA Health Sciences Inc.	218,981	23,411
*	DexCom Inc.	52,018	22,129
	McKesson Corp.	141,229	21,670
	AmerisourceBergen Corp. Class A	222,868	21,625
*	Charles River Laboratories International Inc.	94,728	20,741
*	Henry Schein Inc.	278,428	18,499
	Amgen Inc.	70,662	17,900
*	DaVita Inc.	153,435	13,312
	Cardinal Health Inc.	196,697	9,984
*	Quidel Corp.	43,459	7,647
*	Avantor Inc.	304,772	6,879
	Bruker Corp.	144,057	6,053
*	Align Technology Inc.	19,352	5,747
	Abbott Laboratories	44,954	4,921
	West Pharmaceutical Services Inc.	16,426	4,664
*	Incyte Corp.	31,042	2,991
	PerkinElmer Inc.	22,881	2,694
	Becton Dickinson and Co.	7,983	1,938
			3,841,759
Industrials (4.8%)
*	Uber Technologies Inc.	12,281,627	413,031
	Waste Management Inc.	1,483,001	169,062
	TransUnion	1,796,960	155,832
	IHS Markit Ltd.	1,667,295	133,250
*	CoStar Group Inc.	147,876	125,488
	Lockheed Martin Corp.	285,784	111,530
	Equifax Inc.	648,486	109,121
	Northrop Grumman Corp.	317,848	108,898
*	Copart Inc.	1,046,876	108,163
	Watsco Inc.	441,208	108,092
	Canadian National Railway Co.	788,182	82,428
	JB Hunt Transport Services Inc.	339,978	47,780
	HEICO Corp. Class A	491,360	43,918
	United Parcel Service Inc. Class B	247,777	40,541
	Rockwell Automation Inc.	106,981	24,662
	IDEX Corp.	128,986	23,247
	Landstar System Inc.	143,894	19,151

13

U.S. Growth Fund

			Market
			Value•
		Shares	($000)
*	Lyft Inc. Class A	564,278	16,742
	Nielsen Holdings plc	1,067,597	16,313
	Illinois Tool Works Inc.	65,385	12,917
	Expeditors International of Washington Inc.	134,083	11,852
	WW Grainger Inc.	31,729	11,595
	CoreLogic Inc.	159,093	10,564
	Allison Transmission Holdings Inc.	225,525	8,090
	Armstrong World Industries Inc.	100,970	7,446
	Fastenal Co.	55,060	2,690
*	Generac Holdings Inc.	14,013	2,662
	Hubbell Inc. Class B	17,254	2,500
	KAR Auction Services Inc.	137,710	2,388
			1,929,953
Information Technology (43.4%)
	Microsoft Corp.	11,052,827	2,492,744
	Apple Inc.	18,292,572	2,360,474
	Mastercard Inc. Class A	3,260,174	1,167,762
*	Shopify Inc. Class A	975,961	1,040,784
	Visa Inc. Class A	4,276,842	906,648
*	Adobe Inc.	1,614,133	828,680
*	PayPal Holdings Inc.	3,878,829	791,824
*	salesforce.com Inc.	2,874,808	783,816
	NVIDIA Corp.	1,320,827	706,616
*	ServiceNow Inc.	1,350,946	651,183
*	Workday Inc. Class A	2,054,464	492,476
*	Coupa Software Inc.	1,300,663	426,279
*	Trade Desk Inc. Class A	776,203	373,587
*	Twilio Inc. Class A	1,285,462	346,766
*	Autodesk Inc.	1,410,550	346,572
*	Advanced Micro Devices Inc.	3,341,121	303,441
*	Zoom Video Communications Inc. Class A	741,620	241,101
1	Adyen NV	132,144	222,751
*	Square Inc.	1,200,770	191,595
*	Paycom Software Inc.	590,158	176,729
*	FleetCor Technologies Inc.	700,235	176,074
	SS&C Technologies Holdings Inc.	2,616,573	166,728
*	Slack Technologies Inc. Class A	4,852,648	159,361
	Fidelity National Information Services Inc.	1,054,151	159,019
	Microchip Technology Inc.	1,309,484	143,650
*	Atlassian Corp. plc Class A	703,980	134,995
	Global Payments Inc.	730,877	129,088
*	Splunk Inc.	585,877	128,500
*	DocuSign Inc. Class A	521,186	116,224
*	Wix.com Ltd.	389,917	114,881
	RingCentral Inc. Class A	364,370	105,948
	Crowdstrike Holdings Inc. Class A	828,990	104,229
	CDW Corp.	861,255	97,882
*	Tyler Technologies Inc.	187,563	64,767
*	Cloudflare Inc. Class A	1,643,811	62,892
*	Datadog Inc. Class A	721,575	60,288
	Accenture plc Class A	246,436	59,127
	Oracle Corp.	977,651	55,941
*,^	Appian Corp. Class A	858,444	52,571
	Texas Instruments Inc.	363,784	51,712
	QUALCOMM Inc.	398,510	47,463
*	Yext Inc.	2,268,597	45,054
*	Cadence Design Systems Inc.	359,800	39,905
*	Synopsys Inc.	175,900	38,927
	Booz Allen Hamilton Holding Corp. Class A	367,692	32,379
*	Fortinet Inc.	233,684	30,847
*	Manhattan Associates Inc.	313,387	30,477
	Teradyne Inc.	347,868	29,558
	Lam Research Corp.	82,908	27,885
	Monolithic Power Systems Inc.	96,915	25,889
*	Ceridian HCM Holding Inc.	303,641	24,146
	Jabil Inc.	524,083	17,897
*	GoDaddy Inc. Class A	203,862	17,059
	HP Inc.	732,129	14,313
*	Dell Technologies Inc.	201,128	13,291
*	Teradata Corp.	538,096	13,103
*	Fair Isaac Corp.	27,044	11,380
	Citrix Systems Inc.	68,961	10,013
	Broadcom Inc.	27,225	9,451
*	Dropbox Inc. Class A	308,238	6,525
	NortonLifeLock Inc.	225,814	5,311
*	SolarEdge Technologies Inc.	18,575	4,108
	Intuit Inc.	7,914	2,733
			17,493,419
Materials (0.5%)
	Ball Corp.	1,793,671	144,157
*	Element Solutions Inc.	1,967,114	21,147
	Scotts Miracle-Gro Co.	94,590	15,941
*	Crown Holdings Inc.	33,438	2,570
	Sealed Air Corp.	56,882	2,235
			186,050
Other (0.0%)
*,§,2	The We Company Class A PP	19,046	96

Real Estate (1.0%)
*	Redfin Corp.	2,750,655	130,849
	American Tower Corp.	470,185	117,146

14

U.S. Growth Fund

		Market
		Value•
	Shares	($000)
Equinix Inc.	120,411	95,098
Iron Mountain Inc.	925,257	27,841
American Homes 4 Rent Class A	632,747	18,122
SBA Communications Corp. Class A	17,763	5,437
		394,493
Utilities (0.0%)
NRG Energy Inc.	115,956	3,990
Total Common Stocks
(Cost $17,748,805)		39,197,109
Preferred Stocks (0.0%)
*,§,2,3 Airbnb Inc., 8.000%	128,123	9,718
*,§,2,3 The We Company Pfd. D1 PP	260,418	2,039
*,§,2,3 The We Company Pfd. D2 PP	204,614	1,602
Total Preferred Stocks
(Cost $19,671)		13,359
Temporary Cash Investments (2.8%)
Money Market Fund (2.6%)
[4,5] Vanguard Market Liquidity Fund, 0.147%	10,242,475	1,024,247

	Face
	Amount
	($000)
Repurchase Agreement (0.1%)
Bank of America Securities, LLC 0.090%, 9/1/20 (Dated 8/31/20, Repurchase Value $42,800,000,collateralized by Government National Mortgage Assn. 3.000%, 11/20/49, with a value of $43,656,000)	42,800	42,800
U.S. Government and Agency Obligations (0.1%)
[6] United States Cash Management Bill, 0.210%, 9/15/20	5,000	5,000
[6] United States Cash Management Bill, 0.116%, 9/29/20	4,710	4,710
[6] United States Cash Management Bill, 0.140%, 10/13/20	23,500	23,498
[6] United States Cash Management Bill, 0.165%, 11/3/20	2,590	2,589
[6] United States Cash Management Bill, 0.145%–0.146%, 12/15/20	13,300	13,296
[6] United States Treasury Bill, 0.109%, 12/31/20	7,200	7,197
		56,290
Total Temporary Cash Investments
(Cost $1,123,140)		1,123,337
Total Investments (100.2%)
(Cost $18,891,616)	40,333,805
Other Assets and Liabilities—Net (-0.2%)	(63,633)

Net Assets (100%)	40,270,172

Cost is in $000.

•	See Note A in Notes to Financial Statements. * Non-income-producing security.
^	Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $100,381,000.
§	Security value determined using significant unobservable inputs.
1	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2020, the value of this security represented 0.6% of net assets.
2	Restricted securities totaling $13,455,000, representing 0.0% of net assets. See Restricted Securities table for additional information.
3	Perpetual security with no stated maturity date.
4	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
5	Collateral of $101,840,000 was received for securities on loan.
6	Securities with a value of $55,520,000 have been segregated as initial margin for open futures contracts.

ADR—American Depositary Receipt.

PP—Private Placement.

15

U.S. Growth Fund

Restricted Securities as of Period End

		Acquisition
	Acquisition	Cost
Security Name	Date	($000)
The We Company Pfd. D1 PP	December 2014	4,336
The We Company Pfd. D2 PP	December 2014	3,407
The We Company Class A PP	December 2014	317
Airbnb Inc.	June 2015	11,928

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
				($000)
				Value and
		Number of		Unrealized
		Long (Short)	Notional	Appreciation
	Expiration	Contracts	Amount	(Depreciation)
Long Futures Contracts
E-mini S&P 500 Index	September 2020	4,156	727,071	42,916
E-mini S&P Mid-Cap 400 Index	September 2020	262	50,456	4,509
				47,425

See accompanying Notes, which are an integral part of the Financial Statements.

16

U.S. Growth Fund

Statement of Assets and Liabilities

As of August 31, 2020

($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value
Unaffiliated Issuers (Cost $17,867,562)	39,309,558
Affiliated Issuers (Cost $1,024,054)	1,024,247
Total Investments in Securities	40,333,805
Investment in Vanguard	1,530
Cash Collateral Pledged—Futures Contracts	61
Receivables for Investment Securities Sold	91,890
Receivables for Accrued Income	17,815
Receivables for Capital Shares Issued	60,467
Variation Margin Receivable—Futures Contracts	74
Total Assets	40,505,642
Liabilities
Due to Custodian	123
Payables for Investment Securities Purchased	29,537
Collateral for Securities on Loan	101,840
Payables to Investment Advisor	13,276
Payables for Capital Shares Redeemed	85,882
Payables to Vanguard	3,015
Variation Margin Payable—Futures Contracts	1,797
Total Liabilities	235,470
Net Assets	40,270,172

At August 31, 2020, net assets consisted of:

Paid-in Capital	17,577,126
Total Distributable Earnings (Loss)	22,693,046
Net Assets	40,270,172

Investor Shares—Net Assets
Applicable to 199,244,583 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	12,409,800
Net Asset Value Per Share—Investor Shares	$62.28

Admiral Shares—Net Assets
Applicable to 172,594,437 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	27,860,372
Net Asset Value Per Share—Admiral Shares	$161.42

See accompanying Notes, which are an integral part of the Financial Statements.

17

U.S. Growth Fund

Statement of Operations

Year Ended
August 31, 2020
($000)
Investment Income
Income
Dividends—Unaffiliated Issuers[1]	165,954
Dividends—Affiliated Issuers	371
Interest—Unaffiliated Issuers	967
Interest—Affiliated Issuers	8,734
Securities Lending—Net	4,954
Total Income	180,980
Expenses
Investment Advisory Fees—Note B
Basic Fee	39,631
Performance Adjustment	6,030
The Vanguard Group—Note C
Management and Administrative—Investor Shares	20,412
Management and Administrative—Admiral Shares	22,967
Marketing and Distribution—Investor Shares	723
Marketing and Distribution—Admiral Shares	855
Custodian Fees	211
Auditing Fees	36
Shareholders’ Reports—Investor Shares	200
Shareholders’ Reports—Admiral Shares	116
Trustees’ Fees and Expenses	46
Total Expenses	91,227
Expenses Paid Indirectly	(494)
Net Expenses	90,733
Net Investment Income	90,247
Realized Net Gain (Loss)
Investment Securities Sold—Unaffiliated Issuers	1,342,892
Investment Securities Sold—Affiliated Issuers	15,064
Futures Contracts	69,852
Foreign Currencies	(423)
Realized Net Gain (Loss)	1,427,385
Change in Unrealized Appreciation (Depreciation)
Investment Securities Sold—Unaffiliated Issuers	12,975,849
Investment Securities Sold—Affiliated Issuers	(5,467)
Futures Contracts	45,349
Foreign Currencies	82
Change in Unrealized Appreciation (Depreciation)	13,015,813
Net Increase (Decrease) in Net Assets Resulting from Operations	14,533,445

1	Dividends are net of foreign withholding taxes of $444,000.

See accompanying Notes, which are an integral part of the Financial Statements.

18

U.S. Growth Fund

Statement of Changes in Net Assets

	Year Ended August 31,
	2020	2019
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	90,247	84,993
Realized Net Gain (Loss)	1,427,385	1,097,123
Change in Unrealized Appreciation (Depreciation)	13,015,813	(357,242)
Net Increase (Decrease) in Net Assets Resulting from Operations	14,533,445	824,874
Distributions[1]
Investor Shares	(357,080)	(342,379)
Admiral Shares	(704,493)	(477,858)
Total Distributions	(1,061,573)	(820,237)
Capital Share Transactions
Investor Shares	(747,873)	4,292,730
Admiral Shares	1,666,649	10,751,352
Net Increase (Decrease) from Capital Share Transactions	918,776	15,044,082
Total Increase (Decrease)	14,390,648	15,048,719
Net Assets
Beginning of Period	25,879,524	10,830,805
End of Period	40,270,172	25,879,524

1 Certain prior period numbers have been reclassified to conform with current period presentation.

See accompanying Notes, which are an integral part of the Financial Statements.

19

U.S. Growth Fund

Financial Highlights

Investor Shares

For a Share Outstanding			Year Ended August 31,
Throughout Each Period	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$41.02	$43.31	$35.62	$30.32	$30.89
Investment Operations
Net Investment Income	.113 [1]	.176 [1]	.134 [1]	.151 [1]	.151
Net Realized and Unrealized Gain (Loss) on Investments	22.856	.771	9.394	5.590	1.944
Total from Investment Operations	22.969	.947	9.528	5.741	2.095
Distributions
Dividends from Net Investment Income	(.119)	(.132)	(.146)	(.121)	(.147)
Distributions from Realized Capital Gains	(1.590)	(3.105)	(1.692)	(.320)	(2.518)
Total Distributions	(1.709)	(3.237)	(1.838)	(.441)	(2.665)
Net Asset Value, End of Period	$62.28	$41.02	$43.31	$35.62	$30.32

Total Return[2]	58.01%	3.70%	27.64%	19.24%	6.89%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$12,410	$8,819	$4,582	$4,113	$3,794
Ratio of Total Expenses to Average Net Assets[3]	0.38%	0.39%	0.42%	0.43%	0.46%
Ratio of Net Investment Income to Average Net Assets	0.25%	0.44%	0.35%	0.47%	0.50%
Portfolio Turnover Rate	38%	41%	33%	27%	32%

1	Calculated based on average shares outstanding.

2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

3	Includes performance-based investment advisory fee increases (decreases) of 0.02%, 0.01%, 0.01%, (0.01%), and 0.02%.

See accompanying Notes, which are an integral part of the Financial Statements.

20

U.S. Growth Fund

Financial Highlights

Admiral Shares

For a Share Outstanding			Year Ended August 31,
Throughout Each Period	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$106.30	$112.28	$92.24	$78.52	$80.01
Investment Operations
Net Investment Income	.410 [1]	.572 [1]	.476 [1]	.502 [1]	.506
Net Realized and Unrealized Gain (Loss) on Investments	59.231	1.963	24.323	14.480	5.018
Total from Investment Operations	59.641	2.535	24.799	14.982	5.524
Distributions
Dividends from Net Investment Income	(.401)	(.464)	(.375)	(.433)	(.499)
Distributions from Realized Capital Gains	(4.120)	(8.051)	(4.384)	(.829)	(6.515)
Total Distributions	(4.521)	(8.515)	(4.759)	(1.262)	(7.014)
Net Asset Value, End of Period	$161.42	$106.30	$112.28	$92.24	$78.52

Total Return[2]	58.17%	3.80%	27.78%	19.42%	7.03%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$27,860	$17,060	$6,249	$3,791	$3,066
Ratio of Total Expenses to Average Net Assets[3]	0.28%	0.28%	0.30%	0.30%	0.32%
Ratio of Net Investment Income to Average Net Assets	0.35%	0.55%	0.47%	0.60%	0.64%
Portfolio Turnover Rate	38%	41%	33%	27%	32%

1	Calculated based on average shares outstanding.

2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

3	Includes performance-based investment advisory fee increases (decreases) of 0.02%, 0.01%, 0.01%, (0.01%), and 0.02%.

See accompanying Notes, which are an integral part of the Financial Statements.

21

U.S. Growth Fund

Notes to Financial Statements

Vanguard U.S. Growth Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors.

Market disruptions associated with the COVID-19 pandemic have had a global impact, and uncertainty exists as to the long-term implications. Such disruptions can adversely affect assets of the fund and thus fund performance.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market-or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3.  Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an

22

U.S. Growth Fund

exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.

During the year ended August 31, 2020, the fund’s average investments in long and short futures contracts represented 2% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.

4. Repurchase Agreements: The fund enters into repurchase agreements with institutional counterparties. Securities pledged as collateral to the fund under repurchase agreements are held by a custodian bank until the agreements mature, and in the absence of a default, such collateral cannot be repledged, resold, or rehypothecated. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. The fund further mitigates its counterparty risk by entering into repurchase agreements only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any repurchase agreements with that counterparty, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund. Such action may be subject to legal proceedings, which may delay or limit the disposition of collateral.

5. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.

6. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.

7. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a

23

U.S. Growth Fund

counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Collateral investments in Vanguard Market Liquidity Fund are subject to market appreciation or depreciation. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

8. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes, subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate (or an acceptable alternate rate, if necessary), federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread, except that borrowings under the uncommitted credit facility may bear interest based upon an alternative rate agreed to by the fund and Vanguard.

In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.

For the year ended August 31, 2020, the fund did not utilize the credit facilities or the Interfund Lending Program.

9. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities are amortized and accreted, respectively, to interest income over the lives of the respective securities, except for premiums on certain callable debt securities that are amortized to the earliest call date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

24

U.S. Growth Fund

Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the fund’s understanding of the applicable countries’ tax rules and rates. The fund has filed tax reclaims for previously withheld taxes on dividends earned in certain European Union countries. These filings are subject to various administrative and judicial proceedings within these countries. Such tax reclaims received during the year, if any, are included in dividend income. No other amounts for additional tax reclaims are reflected in the financial statements due to their uncertainty as to the ultimate resolution of proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The investment advisory firms Jennison Associates LLC, Wellington Management Company LLP, Baillie Gifford Overseas Ltd., and Jackson Square Partners, LLC, each provide investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fees of Jennison Associates LLC, Wellington Management Company LLP, and Jackson Square Partners, LLC, are subject to quarterly adjustments based on performance relative to the Russell 1000 Growth Index for the preceding three years. The basic fee of Baillie Gifford Overseas Ltd. is subject to quarterly adjustments based on performance relative to the S&P 500 Index for the preceding three years.

Vanguard provides investment advisory services to a portion of the fund as described below; the fund paid Vanguard advisory fees of $1,288,000 for the year ended August 31, 2020.

For the year ended August 31, 2020, the aggregate investment advisory fee paid to all advisors represented an effective annual basic rate of 0.14% of the fund’s average net assets, before an increase of $6,030,000 (0.02%) based on performance.

C. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, distribution, and cash management services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2020, the fund had contributed to Vanguard capital in the amount of $1,530,000, representing less than 0.01% of the fund’s net assets and 0.61% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

D. The fund has asked its investment advisors to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund’s management and administrative expenses. The fund’s custodian bank has also agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended

25

U.S. Growth Fund

August 31, 2020, these arrangements reduced the fund’s management and administrative expenses by $488,000 and custodian fees by $6,000. The total expense reduction represented an effective annual rate of less than 0.01% of the fund’s average net assets.

E. Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.

The following table summarizes the market value of the fund’s investments and derivatives as of August 31, 2020, based on the inputs used to value them:

	Level 1	Level 2	Level 3	Total
	($000)	($000)	($000)	($000)
Investments
Assets
Common Stocks	38,717,683	479,330	96	39,197,109
Preferred Stocks	—	—	13,359	13,359
Temporary Cash Investments	1,024,247	99,090	—	1,123,337
Total	39,741,930	578,420	13,455	40,333,805
Derivative Financial Instruments
Assets
Futures Contracts[1]	74	—	—	74
Liabilities
Futures Contracts[1]	1,797	—	—	1,797

1 Represents variation margin on the last day of the reporting period.

F. Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for foreign currency transactions and distributions in connection with fund share redemptions were reclassified between the following accounts:

Amount
($000)
Paid-in Capital	91,901
Total Distributable Earnings (Loss)	(91,901)

26

U.S. Growth Fund

Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales; and the recognition of unrealized gains or losses from certain derivative contracts. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:

Amount
($000)
Undistributed Ordinary Income	60,368
Undistributed Long-Term Gains	1,192,031
Capital Loss Carryforwards	—
Qualified Late-Year Losses	—
Net Unrealized Gains (Losses)	21,440,647

The tax character of distributions paid was as follows:

	Year Ended August 31,
	2020	2019
	Amount	Amount
	($000)	($000)
Ordinary Income*	146,931	127,237
Long-Term Capital Gains	914,642	693,000
Total	1,061,573	820,237

* Includes short-term capital gains, if any.

As of August 31, 2020, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Amount
($000)
Tax Cost	18,893,166
Gross Unrealized Appreciation	21,634,880
Gross Unrealized Depreciation	(194,241)
Net Unrealized Appreciation (Depreciation)	21,440,639

G. During the year ended August 31, 2020, the fund purchased $10,580,444,000 of investment securities and sold $10,610,228,000 of investment securities, other than temporary cash investments.

27

U.S. Growth Fund

H. Capital share transactions for each class of shares were:

			Year Ended August 31,
		2020		2019
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	2,060,722	44,973	975,070	24,941
Issued in Connection with Acquisition of Vanguard Morgan Growth Fund	—	—	4,276,013	107,224
Issued in Lieu of Cash Distributions	347,590	8,288	333,194	9,768
Redeemed	(3,156,185)	(69,011)	(1,291,547)	(32,733)
Net Increase (Decrease)—Investor Shares	(747,873)	(15,750)	4,292,730	109,200
Admiral Shares
Issued	5,160,714	42,335	2,236,862	21,975
Issued in Connection with Acquisition of Vanguard Morgan Growth Fund	—	—	10,459,067	101,244
Issued in Lieu of Cash Distributions	662,481	6,099	449,504	5,088
Redeemed	(4,156,546)	(36,332)	(2,394,081)	(23,467)
Net Increase (Decrease)—Admiral Shares	1,666,649	12,102	10,751,352	104,840

I. Transactions during the period in investments where the issuer is another member of The Vanguard Group were as follows:

					Current Period Transactions
	Aug. 31,		Proceeds	Realized				Aug. 31,
	2019		from	Net	Change in		Capital Gain	2020
	Market	Purchases	Securities	Gain	Unrealized		Distributions	Market
	Value	at Cost	Sold	(Loss)	App. (Dep.)	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)	($000)	($000)
Vanguard Growth ETF	95,486	—	105,127	15,249	(5,608)	371	—	—
Vanguard Market Liquidity Fund	989,536	NA1	NA1	(185)	141	8,734	—	1,024,247
Total	1,085,022			15,064	(5,467)	9,105	—	1,024,247

1 Not applicable—purchases and sales are for temporary cash investment purposes.

J. Management has determined that no events or transactions occurred subsequent to August 31, 2020, that would require recognition or disclosure in these financial statements.

28

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard World Fund and Shareholders of Vanguard U.S. Growth Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Vanguard U.S. Growth Fund (one of the funds constituting Vanguard World Fund, referred to hereafter as the “Fund”) as of August 31, 2020, the related statement of operations for the year ended August 31, 2020, the statement of changes in net assets for each of the two years in the period ended August 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2020 and the financial highlights for each of the five years in the period ended August 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2020 by correspondence with the custodians and brokers and by agreement to the underlying ownership records of the transfer agent; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

October 19, 2020

We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.

29

Special 2020 tax information (unaudited) for Vanguard U.S. Growth Fund

This information for the fiscal year ended August 31, 2020, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $1,000,436,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.

For nonresident alien shareholders, 100% of short-term capital gain dividends distributed by the fund are qualified short-term capital gains.

The fund distributed $131,069,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 100% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

30

Liquidity Risk Management

Vanguard funds (except for the money market funds) have adopted and implemented a written liquidity risk management program (the “Program”) as required by Rule 22e-4 under the Investment Company Act of 1940. Rule 22e-4 requires that each fund adopt a program that is reasonably designed to assess and manage the fund’s liquidity risk, which is the risk that the fund could not meet redemption requests without significant dilution of remaining investors’ interests in the fund.

Assessment and management of a fund’s liquidity risk under the Program take into consideration certain factors, such as the fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions, its short- and long-term cash-flow projections during both normal and reasonably foreseeable stressed conditions, and its cash and cash-equivalent holdings and access to other funding sources. As required by the rule, the Program includes policies and procedures for classification of fund portfolio holdings in four liquidity categories, maintaining certain levels of highly liquid investments, and limiting holdings of illiquid investments.

The board of trustees of Vanguard World Fund approved the appointment of liquidity risk management program administrators responsible for administering Vanguard U.S. Growth Fund’s Program and for carrying out the specific responsibilities set forth in the Program, including reporting to the board on at least an annual basis regarding the Program’s operation, its adequacy, and the effectiveness of its implementation for the past year (the “Program Administrator Report”). The board has reviewed the Program Administrator Report covering the period from December 1, 2018, through December 31, 2019 (the “Review Period”). The Program Administrator Report stated that during the Review Period the Program operated and was implemented effectively to manage the fund’s liquidity risk.

31

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 212 Vanguard funds.

Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustee1

Mortimer J. Buckley

Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (2018– present) of Vanguard; chief executive officer, president, and trustee (2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Chairman of the board (2011–2017) and trustee (2009–2017) of the Children’s Hospital of Philadelphia; and trustee (2018–present) and vice chair (2019–present) of The Shipley School.

Independent Trustees

Emerson U. Fullwood

Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Director of SPX FLOW, Inc. (multi-industry manufac-turing). Director of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, and Roberts Wesleyan College. Trustee of the University of Rochester.

Amy Gutmann

Born in 1949. Trustee since June 2006. Principal occupation(s) during the past five years and other experience: president (2004–present) of the University of Pennsylvania. Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and professor of communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania.

F. Joseph Loughrey

Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services) and the Lumina Foundation. Director of the V Foundation. Member of the advisory

1 Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

council for the College of Arts and Letters and chair of the advisory board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.

Scott C. Malpass

Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (retired June 2020) and vice president (retired June 2020) of the University of Notre Dame. Assistant professor of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee (retired June 2020). Member of the board of Catholic Investment Services, Inc. (investment advisors) and the board of superintendence of the Institute for the Works of Religion.

Deanna Mulligan

Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chief executive officer (2011–present) of The Guardian Life Insurance Company of America. President (2010–2019), chief operating officer (2010–2011), and executive vice president (2008–2010) of Individual Life and Disability of The Guardian Life Insurance Company of America. Member of the board of The Guardian Life Insurance Company of America, the American Council of Life Insurers, and the Economic Club of New York. Trustee of the Partnership for New York City (business leadership), Chief Executives for Corporate Purpose, NewYork-Presbyterian Hospital, Catalyst, and the Bruce Museum (arts and science). Member of the Advisory Council for the Stanford Graduate School of Business.

André F. Perold

Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies (private investment firm). Member of the board of advisors and member of the investment committee of the Museum of Fine Arts Boston. Member of the board (2018–present) of RIT Capital Partners (investment firm). Member of the investment committee of Partners Health Care System.

Sarah Bloom Raskin

Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Member of the board of directors (2012–2014) of Neighborhood Reinvestment Corporation. Director (2017–present) of i(x) Investments, LLC; director (2017–present) of Reserve Trust. Rubenstein Fellow (2017–present) of Duke University; trustee (2017–present) of Amherst College, and trustee (2019–present) of the Folger Shakespeare Library.

Peter F. Volanakis

Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Chairman of the board of trustees of Colby-Sawyer College. Member of the board of Hypertherm Inc. (industrial cutting systems, software, and consumables).

Executive Officers

John Bendl

Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2019–present) of each of the investment companies served by Vanguard. Chief accounting officer, treasurer, and controller of Vanguard (2017–present). Partner (2003–2016) at KPMG (audit, tax, and advisory services).

Glenn Booraem

Born in 1967. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (2017–present), treasurer (2015–2017), controller (2010–2015), and assistant controller (2001–2010) of each of the investment companies served by Vanguard.

Christine M. Buchanan

Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).

David Cermak

Born in 1960. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (2019–present) of each of the investment companies served by Vanguard. Managing director and head (2017–present) of Vanguard Investments Singapore. Managing director and head (2017–2019) of Vanguard Investments Hong Kong. Representative director and head (2014–2017) of Vanguard Investments Japan.

Thomas J. Higgins

Born in 1957. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (2019–present), chief financial officer (2008–2019), and treasurer (1998–2008) of each of the investment companies served by Vanguard.

Peter Mahoney

Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.

Anne E. Robinson

Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express.

Michael Rollings

Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.

John E. Schadl

Born in 1972. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2019–present) of Vanguard and of each of the investment companies served by Vanguard. Assistant vice president (2019–present) of Vanguard Marketing Corporation.

Vanguard Senior Management Team

Joseph Brennan	Chris D. McIsaac
Mortimer J. Buckley	James M. Norris
Gregory Davis	Thomas M. Rampulla
John James	Karin A. Risi
Martha G. King	Anne E. Robinson
John T. Marcante	Michael Rollings

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447

Direct Investor Account Services > 800-662-2739

Institutional Investor Services > 800-523-1036

Text Telephone for People Who Are Deaf or Hard of Hearing > 800-749-7273

This material may be used in conjunction with the offering of shares of any Vanguard fund only if preceded or accompanied by the fund’s current prospectus.

All comparative mutual fund data are from Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting vanguard.com/proxyreporting or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either vanguard.com/proxyreporting or www.sec.gov.

You can review information about your fund on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request via email addressed to publicinfo@sec.gov.

Source for Bloomberg Barclays indexes: Bloomberg Index Services Limited. Copyright 2020, Bloomberg. All rights reserved.

CFA® is a registered trademark owned by CFA Institute.

© 2020 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q230 102020

Annual Report | August 31, 2020 Vanguard International Growth Fund

See the inside front cover for important information about access to your fund’s annual and semiannual shareholder reports.

Important information about access to shareholder reports

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of your fund’s annual and semiannual shareholder reports will no longer be sent to you by mail, unless you specifically request them. Instead, you will be notified by mail each time a report is posted on the website and will be provided with a link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and do not need to take any action. You may elect to receive shareholder reports and other communications from the fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you invest directly with the fund, by calling Vanguard at one of the phone numbers on the back cover of this report or by logging on to vanguard.com.

You may elect to receive paper copies of all future shareholder reports free of charge. If you invest through a financial intermediary, you can contact the intermediary to request that you continue to receive paper copies. If you invest directly with the fund, you can call Vanguard at one of the phone numbers on the back cover of this report or log on to vanguard.com. Your election to receive paper copies will apply to all the funds you hold through an intermediary or directly with Vanguard.

Contents

Your Fund’s Performance at a Glance	1

Advisors’ Report	2

About Your Fund’s Expenses	6

Performance Summary	8

Financial Statements	10

Liquidity Risk Management	29

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Performance at a Glance

•    For the 12 months ended August 31, 2020, Vanguard International Growth Fund returned 53.60% for Investor Shares and 53.81% for Admiral Shares. The fund significantly outperformed its benchmark.

•    A number of stock market indexes across the globe hit record highs in February then fell sharply as the coronavirus spread beyond China, leading many countries to close nonessential businesses, impose lockdowns, and restrict travel. Markets rose later in the fiscal year as policymakers implemented strong responses to the economic crisis, treatments for the virus improved, vaccine trials began, and countries started to ease some pandemic-related restrictions.

•    The fund outperformed its benchmark in every major global economic region in which it was invested. Stock selection was particularly strong in Europe, North America, and emerging markets.

•    The fund also outpaced its benchmark in most industry sectors. Stock selection in the consumer discretionary sector, particularly in internet and direct marketing retail companies, provided the biggest boost as consumers increasingly turned to online shopping and electronic payment systems. The fund also benefited from strong selection in communication services, health care, and information technology.

Market Barometer

	Average Annual Total Returns
	Periods Ended August 31, 2020
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	22.50%	14.58%	14.31%
Russell 2000 Index (Small-caps)	6.02	5.03	7.65
Russell 3000 Index (Broad U.S. market)	21.44	13.95	13.86
FTSE All-World ex US Index (International)	8.78	2.92	6.00

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index
(Broad taxable market)	6.47%	5.09%	4.33%
Bloomberg Barclays Municipal Bond Index
(Broad tax-exempt market)	3.24	4.09	3.99
FTSE Three-Month U.S. Treasury Bill Index	1.18	1.67	1.15

CPI
Consumer Price Index	1.31%	1.92%	1.75%

1

Advisors’ Report

For the 12 months ended August 31, 2020, Vanguard International Growth Fund returned 53.60% for Investor Shares and 53.81% for Admiral Shares, besting the 8.31% return of its benchmark index. Your fund is managed by two independent advisors, a strategy that enhances the fund’s diversification by providing exposure to distinct yet complementary investment approaches. It is not uncommon for advisors to have different views about individual securities or the broader investment environment.

The advisors, the amount and percentage of fund assets each manages, and brief descriptions of their investment strategies are presented in the table below. The advisors have also prepared a discussion of the investment environment that existed during the fiscal year and of how the portfolio’s positioning reflects this assessment. These comments were prepared on September 18, 2020.

Baillie Gifford Overseas Ltd.

Portfolio Managers:

James K. Anderson, Head of Global Equities

Thomas Coutts, Head of International Growth

Conviction and long-termism: Two of the key tenets that are essential to good returns. They should also ensure that

Vanguard International Growth Fund Investment Advisors

	Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Baillie Gifford Overseas Ltd.	66	37,667	The advisor seeks stocks that can generate
			above-average growth in earnings and cash
			flow, producing a bottom-up, stock-driven
			approach to country and asset allocation. An
			in-depth view on each company is measured
			against the consensus view, leading to
			discrepancies and potential opportunities to add
			value.
Schroder Investment Management North America Inc.	32	18,009	Equity analysts located around the world and an
			international team of global sector specialists
			help to identify reasonably priced companies
			with strong growth prospects and a sustainable
			competitive advantage.
Cash Investments	2	888	These short-term reserves are invested by
			Vanguard in equity index products to simulate
			investment in stocks. Each advisor may also
			maintain a modest cash position.

2

capital is allocated to companies that have the vision to tackle some of the biggest problems in our world and support those companies on the inevitable bumpy market ride to success.

The events that have unfolded since our last letter a year ago could never have been imagined or modeled. Although COVID-19 has brought great sadness and economic loss, it has accelerated change in the corporate world. It has also brought into sharp relief the sectors that have been resistant to change. Our long-term approach and desire to own outliers has already helped the portfolio invest in some developing future trends. Despite strong share price performance from many companies within the fund, the long-term prospects continue to look exciting.

The portfolio has continually evolved, and you should expect that to continue. The holdings today are almost unrecognizable from ten years ago, and we have been investing increasingly in disruptive growth companies. We are now seeing an acceleration in many of these disruptive trends, ranging from online food delivery to music streaming and e-commerce.

Strong contributors to recent performance included Chinese super app Meituan-Dianping, which has the lion’s share of the food delivery market, among other segments, in China. In a country with densely populated cities and efficient delivery mechanisms, the company has grown considerably since we first held it as an unlisted security in 2015. To convey some sense of the scale of the opportunity, U.S. company Grubhub delivers 650,000 meals per day, while Meituan averages nearly 25 million.

Another standout performer was new purchase Wix, the Israeli website building platform, which offers a customizable experience to small and medium-size enterprises looking for professional, easy-to-build websites. The pandemic is accelerating digitization of business, and for Wix, the virus lockdown served to increase demand from freelance workers who have been keen to create an online presence. Recent events may well have permanently removed any objections customers had to doing business online.

Japanese medical platform M3 was also a strong contributor. Nearly half of all doctors globally are using M3’s platform, which is seeing significant growth in both domestic and overseas markets.

There weren’t many detractors, but the pandemic weighed heavily on aerospace engine producer Rolls-Royce as the outlook for global travel remains bleak.

As the pace of change creates new opportunities for business models, so it enriches our opportunity set. Areas of the economy previously resistant to change, including health care, education, and fintech, are now opening up and being adopted more rapidly. Among several new purchases and sales, we have pivoted away from core banking holdings BBVA and Svenska Handelsbanken and instead

3

taken positions in Australian payments business Afterpay and Dutch payment services company Adyen.

In the health care sector, we sold Elekta, a Swedish radiotherapy equipment maker, and Celltrion, a South Korean producer of biosimilar drugs, as our conviction in the upside weakened. We added Argenx, a Belgian manufacturer of antibody-based drugs, and also added to our existing private holding in CureVac as it became a listed entity.

Schroder Investment Management North America Inc.

Portfolio Manager:

Simon Webber, CFA

International equities gained over the fiscal year despite the dramatic sell-off in the early months of 2020 as the economic impact of the COVID-19 pandemic became apparent. The strength of the subsequent recovery was supported by unprecedented levels of peacetime monetary and fiscal stimulus measures by central banks and governments throughout the world.

Companies exposed to travel, retailing, banking, and energy were particularly hard hit by the effects of lockdowns, while businesses that are able to provide digital and online services flourished. The pandemic has accelerated many of the underlying structural changes that were already underway, increasing the rewards to companies that are well-invested in their digital operations.

Stock selection supported strong relative performance throughout the year, with the largest contributions from the information technology, industrial, and health care sectors. It is clear that electrification and the shift to renewable energy continues to accelerate, and our exposure to environmental technologies through Vestas Wind Systems and Schneider Electric was very supportive as investors wake up to this megatrend.

Our exposure to disruptive e-commerce platform stocks, such as Alibaba and Meituan Dianping in China and Mercado Libre in Latin America, also helped. The lockdown forced new consumers to use these platforms, and many of them are unlikely go back to historical offline consumption patterns.

Mercado Libre is Latin America’s leading e-commerce platform and remains well-positioned to benefit from increased penetration. We also believe that the company’s payment platform is emerging as a powerful business both on and off its shopping platform and is an unappreciated driver of future earnings.

U.K. hotel operator Whitbread performed poorly, as it was forced to close hotels for several months. Although the severity of the downturn is unprecedented for hotel

4

operators, we are confident that Whitbread, having strengthened the balance sheet, will now be in an improved competitive position.

The market dislocation in the spring gave us the opportunity to build new positions in a number of consumer companies, including Danish jewelery company Pandora, Swiss chocolate company Lindt, and U.K. retailer Next. Next has a well-established online presence, and this strong investment in its digital operations is helping it weather the crisis significantly better than many of its peers. We expect a large retrenchment in capacity from competitor retailers that will allow Next to gain market share.

Looking forward, the lifting of pandemic restrictions and the large fiscal and monetary support programs globally mean we are now in an economic recovery phase. Many people still look to the past for how quickly industries will recover. However, we believe that there have been permanent changes in the way people will work, consume, and socialize. This will mean that some industries and companies will build back faster, while others will never recover.

One example of this is the positive experience with working flexibly that many companies and employees have had. We expect this to have a major impact on where people choose to live and how much they invest in their homes as a place of work as well as shelter.

Many governments have also discovered a clear alignment between the need for investment programs to stimulate growth and their ambition to accelerate the transition away from fossil fuels. The European Union, in particular, has focused its recovery plan on expanding the use of renewable energy, upgrading building stock, and accelerating the transition to electric vehicles. We have attempted to position the portfolio well for all of these trends, and we are optimistic that this period of change and innovation will remain a robust environment for fundamental active management.

5

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

6

Six Months Ended August 31, 2020

	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
International Growth Fund	2/29/2020	8/31/2020	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,401.89	$2.66
Admiral™ Shares	1,000.00	1,403.00	1.99
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,022.92	$2.24
Admiral Shares	1,000.00	1,023.48	1.68

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.44% for Investor Shares and 0.33% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/366).

7

International Growth Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: August 31, 2010, Through August 31, 2020

Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended August 31, 2020
				Final Value
	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment
International Growth Fund Investor Shares	53.60%	17.88%	12.32%	$31,948
MSCI All Country World Index ex USA	8.31	5.75	5.26	16,691

				Final Value
	One	Five	Ten	of a $50,000
	Year	Years	Years	Investment
International Growth Fund Admiral Shares	53.81%	18.02%	12.46%	$161,727
MSCI All Country World Index ex USA	8.31	5.75	5.26	83,454

See Financial Highlights for dividend and capital gains information.

8

International Growth Fund

Fund Allocation

As of August 31, 2020

Communication Services	9.7%
Consumer Discretionary	41.1
Consumer Staples	4.4
Energy	0.9
Financials	7.8
Health Care	11.7
Industrials	8.6
Information Technology	12.1
Materials	2.6
Other	0.4
Utilities	0.7

The table reflects the fund’s investments, except for short-term investments and derivatives. Sector categories are based on the Global Industry Classification Standard ("GICS"), except for the "Other" category (if applicable), which includes securities that have not been provided a GICS classification as of the effective report-ing period.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard and Poor’s, a division of McGraw-Hill Companies, Inc. (“S&P”), and is licensed for use by Vanguard. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classification makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of its affiliates or any third party involved in making or compiling the GICS or any GICS classification have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

9

International Growth Fund

Financial Statements

Schedule of Investments

As of August 31, 2020

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.

			Market
			Value•
		Shares	$(000)
Common Stocks (97.1%)
Australia (0.4%)
*	Afterpay Ltd.	3,466,679	233,893

Austria (0.3%)
*	Erste Group Bank AG	7,642,788	185,597

Belgium (1.3%)
^	Umicore SA	11,762,217	539,890
	Ucb SA	1,710,335	202,996
			742,886
Brazil (0.3%)
	B3 SA - Brasil Bolsa Balcao	9,148,859	98,193
	Raia Drogasil SA	4,247,444	83,577
			181,770
Canada (0.7%)
	Canadian National Railway Co.	1,983,850	208,461
	Toronto-Dominion Bank	3,300,276	164,641
			373,102
China (14.4%)
	Tencent Holdings Ltd.	43,115,500	2,945,580
*	Meituan Dianping Class B	45,843,130	1,511,182
*	TAL Education Group ADR	18,485,132	1,364,388
*	Alibaba Group Holding Ltd. ADR	2,736,991	785,598
*,^	NIO Inc. ADR	31,223,162	594,177
	Ping An Insurance Group Co. of China Ltd.	37,534,500	400,733
*	Baidu Inc. ADR	2,041,992	254,371
	China Mengniu Dairy Co. Ltd.	37,416,000	183,746
*	iQIYI Inc. ADR	3,074,164	66,556
	Kingdee International Software Group Co. Ltd.	13,068,000	33,261
			8,139,592

Denmark (3.4)%
*	Genmab A/S	2,594,661	979,162
	Vestas Wind Systems A/S	2,404,518	363,544
	Chr Hansen Holding A/S	1,658,818	190,395
	Ambu A/S Class B	5,449,774	160,392
	Novozymes A/S	2,401,809	141,934
	Pandora A/S	1,473,925	107,591
			1,943,018
France (6.4)%
	Kering SA	2,757,296	1,691,792
	L’Oreal SA	2,310,130	766,623
	Schneider Electric SE	5,538,667	684,981
	Danone SA	3,245,555	213,418
*	Alstom SA	3,040,466	169,731
*	EssilorLuxottica SA	577,099	77,254
			3,603,799
Germany (8.1)%
*,1	Zalando SE	10,466,867	916,992
*,1	Delivery Hero SE	7,081,486	761,836
*,2	HelloFresh SE	10,552,945	543,702
	SAP SE	2,474,941	409,222
	Infineon Technologies AG	13,360,922	371,522
	Bayerische Motoren Werke AG	4,233,608	305,075
*	adidas AG	824,895	251,016
	GEA Group AG	4,886,803	178,441
	Allianz SE	786,148	170,586
	Basf SE	2,275,881	138,981
	Continental AG	1,068,108	117,194
	Knorr-Bremse AG	757,446	96,247
*	MorphoSys AG	664,989	84,155
*,3	CureVac GMBH	1,676,780	83,121
*,1	Rocket Internet SE	2,762,933	62,653
	Jumia Technologies AG ADR	6,724,836	61,801
*,^,2	Home24 SE	1,862,256	23,358
*,^	CureVac NV	228,956	12,611
			4,588,513

10

International Growth Fund

			Market
			Value•
		Shares	$(000)
Hong Kong (6.9%)
	Alibaba Group Holding Ltd.	72,179,856	2,589,724
	AIA Group Ltd.	85,505,400	875,982
	Hong Kong Exchanges & Clearing Ltd.	8,559,843	431,591
			3,897,297
India (1.0%)
	Housing Development Finance Corp. Ltd.	11,680,736	291,365
	HDFC Bank Ltd.	13,560,775	205,772
	Larsen & Toubro Ltd.	3,196,430	41,021
*,§,3	ANI Technologies	166,185	24,196
			562,354
Indonesia (0.3%)
	Bank Central Asia Tbk PT	76,464,600	164,702

Israel (0.7%)
*	Wix.com Ltd.	917,880	270,435
*	Check Point Software Technologies Ltd.	1,056,788	133,430
			403,865
Italy (2.2%)
	Ferrari NV	4,745,012	926,270
*	Intesa Sanpaolo SPA	79,807,944	171,789
*	Fiat Chrysler Automobiles NV	13,737,294	152,257
			1,250,316
Japan (9.7%)
	M3 Inc.	26,545,800	1,537,760
	Nidec Corp.	12,010,900	1,008,079
	SMC Corp.	1,202,800	660,961
	SoftBank Group Corp.	8,401,800	519,704
	Sony Corp.	3,555,600	278,419
	Takeda Pharmaceutical Co. Ltd.	7,184,100	267,875
	Recruit Holdings Co. Ltd.	6,492,500	246,069
	Nintendo Co. Ltd.	382,000	205,634
	Pigeon Corp.	3,300,800	150,821
	Murata Manufacturing Co. Ltd.	2,359,700	139,555
	Sekisui Chemical Co. Ltd.	7,824,600	125,181
	Toyota Motor Corp.	1,817,900	120,062
	Suzuki Motor Corp.	2,743,900	112,330
	SBI Holdings Inc.	4,470,400	101,634
			5,474,084
Netherlands (7.5%)
	ASML Holding NV	7,417,071	2,771,829
*,[1]	Adyen NV	462,877	780,256
*	Argenx SE	1,249,105	289,470
	Koninklijke Philips NV	4,897,675	231,765
	Exor NV	3,303,396	194,831
			4,268,151
New Zealand (0.0)%
*	Xero Ltd.	342,207	25,440

Norway (0.7)%
^	Equinor ASA	13,704,027	221,755
*	Dnb ASA	10,818,511	173,303
			395,058
South Korea (1.0)%
	Samsung Electronics Co. Ltd.	7,774,158	352,995
	Samsung SDI Co. Ltd.	539,871	204,987
			557,982
Spain (1.9)%
	Industria de Diseno Textil SA	21,245,632	597,374
*	Iberdrola SA	24,784,116	312,701
	Banco Bilbao Vizcaya Argentaria SA	53,411,162	156,416
			1,066,491
Sweden (4.6)%
*	Spotify Technology SA	4,839,569	1,365,533
	Atlas Copco AB Class A	12,963,440	599,999
*	Kinnevik AB (Ordinary Shares)	10,340,628	401,088
	Assa Abloy AB Class B	6,351,227	147,134
*	Svenska Handelsbanken AB Class A	7,153,957	71,968
*	Kinnevik AB (Redemption Shares)	10,340,628	8,309
			2,594,031
Switzerland (4.7)%
	Roche Holding AG	1,869,402	653,952
	Nestle SA	4,877,671	587,502
	Lonza Group AG	445,275	276,700
^	Temenos AG	1,611,775	260,379
	Novartis AG	2,774,856	239,157
	Cie Financiere Richemont SA	2,434,690	162,100
	Chocoladefabriken Lindt & Spruengli AG	17,191	146,557
	Sika AG	496,377	118,687
*	Alcon Inc.	1,871,669	106,492
	Straumann Holding AG	106,125	104,738
			2,656,264
Taiwan (1.1)%
	Taiwan Semiconductor Manufacturing Co. Ltd.	43,816,000	638,622

11

International Growth Fund

		Market
		Value•
	Shares	($000)
United Kingdom (5.1%)
* Ocado Group plc	25,241,665	840,677
Diageo plc	8,929,138	298,334
BHP Group plc	12,518,629	284,953
Bunzl plc	5,927,725	191,225
Royal Dutch Shell plc Class A (XETR)	11,500,265	171,152
Whitbread plc	4,919,669	165,917
Next plc	1,870,089	149,845
Rolls-Royce Holdings plc	46,651,516	147,312
Burberry Group plc	7,216,783	137,791
Smith & Nephew plc	6,826,861	137,771
GlaxoSmithKline plc	7,043,173	137,577
Royal Dutch Shell plc Class A (XAMS)	7,096,095	105,457
National Grid plc	7,946,156	88,998
		2,857,009
United States (14.4%)
* Tesla Inc.	6,720,660	3,349,039
* MercadoLibre Inc.	1,902,576	2,223,331
* Amazon.com Inc.	399,301	1,377,972
* Illumina Inc.	2,850,001	1,018,078
* Booking Holdings Inc.	97,417	186,110
		8,154,530
Total Common Stocks
(Cost $27,759,752)		54,958,366
Preferred Stocks (0.3%)
*,§,2,3,4 You & Mr. Jones	44,800,000	143,808
Total Preferred Stocks
(Cost $44,800)		143,808
Temporary Cash Investments (3.3%)
Money Market Fund (3.2%)
[5,6] Vanguard Market Liquidity Fund, 0.147%	17,953,637	1,795,364

		Face
		Amount
		($000)
U.S. Government and Agency Obligations (0.1%)
[7]	United States Cash Management Bill, 0.210%, 9/15/20	6,180	6,180
[7]	United States Cash Management Bill, 0.116%, 9/29/20	23,000	22,998
[7]	United States Cash Management Bill, 0.140%,10/13/20	17,000	16,998
[7]	United States Cash Management Bill, 0.145%, 12/15/20	31,100	31,090
[7]	United States Treasury Bill, 0.087%, 9/24/20	2,500	2,500
			79,766
Total Temporary Cash Investments
(Cost $1,874,942)			1,875,130
Total Investments (100.7%)
(Cost $29,679,494)			56,977,304
Other Assets and Liabilities—Net (-0.7%)			(413,320)
Net Assets (100%)		56,563,984

Cost is in $000.

•	See Note A in Notes to Financial Statements. * Non-income-producing security.
^	Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $430,637,000.
§	Security value determined using significant unobservable inputs.
1	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2020, the aggregate value of these securities was $2,521,737,000, representing 4.5% of net assets.
2	Considered an affiliated company of the fund as the fund owns more than 5% of the outstanding voting securities of such company.
3	Restricted securities totaling $251,125,000, representing 0.4% of net assets. See Restricted Securities table for additional information.
4	Perpetual security with no stated maturity date.
5	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
6	Collateral of $439,398,000 was received for securities on loan, of which $439,221,000 is held in Vanguard Market Liquidity Fund and $177,000 is held in cash.
7	Securities with a value of $77,846,000 have been segregated as initial margin for open futures contracts. ADR—American Depositary Receipt.

12

International Growth Fund

Restricted Securities as of Period End

							Acquisition
						Acquisition	Cost
Security Name						Date	($000)
You & Mr. Jones					September 2015		44,800
CureVac GmbH					October 2015		30,882
ANI Technologies					December 2015		51,748

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
							($000)
							Value and
				Number of			Unrealized
				Long (Short)		Notional	Appreciation
			Expiration	Contracts		Amount	(Depreciation)
Long Futures Contracts
MSCI EAFE Index		September 2020			6,248	593,591	9,427
MSCI Emerging Market Index		September 2020			4,811	264,701	3,008
							12,435

Forward Currency Contracts
	Contract					Unrealized	Unrealized
Settlement			Contract Amount (000)			Appreciation	(Depreciation)
Counterparty	Date		Receive		Deliver	($000)	($000)
BNP Paribas	10/6/20	EUR	128,537	USD	145,176	8,337	—
UBS AG	10/6/20	JPY	11,426,018	USD	107,125	807	—
Toronto-Dominion Bank	10/6/20	AUD	102,172	USD	70,053	5,314	—
Morgan Stanley Capital Services LLC	10/6/20	GBP	42,819	USD	53,192	4,060	—
Bank of America, N.A.	10/6/20	USD	73,129	EUR	65,000	—	(4,502)
JPMorgan Chase Bank, N.A.	10/6/20	USD	71,645	EUR	63,537	—	(4,238)
Toronto-Dominion Bank	10/6/20	USD	70,234	AUD	102,171	—	(5,133)
Citibank, N.A.	10/6/20	USD	57,320	JPY	6,135,882	—	(641)
Bank of America, N.A.	10/6/20	USD	53,415	GBP	42,819	—	(3,838)
BNP Paribas	10/6/20	USD	49,286	JPY	5,290,139	—	(685)
						18,518	(19,037)

AUD—Australian dollar.

EUR—euro.

GBP—British pound.

JPY—Japanese yen.

USD—U.S. dollar.

At August 31, 2020, the counterparties had deposited in segregated accounts securities with a value of $8,502,000 and cash of $4,100,000 in connection with open forward currency contracts.

See accompanying Notes, which are an integral part of the Financial Statements.

13

International Growth Fund

Statement of Assets and Liabilities

As of August 31, 2020

($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value
Unaffiliated Issuers (Cost $27,510,214)	54,409,271
Affiliated Issuers (Cost $2,169,280)	2,568,033
Total Investments in Securities	56,977,304
Investment in Vanguard	2,197
Foreign Currency, at Value (Cost $12,303)	12,530
Cash Collateral Pledged—Forward Currency Contracts	12,810
Receivables for Investment Securities Sold	47,809
Receivables for Accrued Income	51,545
Receivables for Capital Shares Issued	83,224
Unrealized Appreciation—Forward Currency Contracts	18,518
Other Assets	2,630
Total Assets	57,208,567
Liabilities
Due to Custodian	10,451
Payables for Investment Securities Purchased	100,217
Collateral for Securities on Loan	439,398
Payables for Capital Shares Redeemed	38,937
Payables to Investment Advisor	21,859
Payables to Vanguard	4,669
Variation Margin Payable—Futures Contracts	10,015
Unrealized Depreciation—Forward Currency Contracts	19,037
Total Liabilities	644,583
Net Assets	56,563,984

At August 31, 2020, net assets consisted of:

Paid-in Capital	28,009,661
Total Distributable Earnings (Loss)	28,554,323
Net Assets	56,563,984

Investor Shares—Net Assets
Applicable to 224,885,735 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	9,657,539
Net Asset Value Per Share—Investor Shares	$42.94

Admiral Shares—Net Assets
Applicable to 343,182,711 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	46,906,445
Net Asset Value Per Share—Admiral Shares	$136.68

See accompanying Notes, which are an integral part of the Financial Statements.

14

International Growth Fund

Statement of Operations

Year Ended
August 31, 2020
($000)
Investment Income
Income
Dividends—Unaffiliated Issuers[1]	458,121
Dividends—Affiliated Issuers	397
Interest—Unaffiliated Issuers	293
Interest—Affiliated Issuers	6,713
Securities Lending—Net	18,088
Total Income	483,612
Expenses
Investment Advisory Fees—Note B
Basic Fee	58,605
Performance Adjustment	15,743
The Vanguard Group—Note C
Management and Administrative—Investor Shares	18,317
Management and Administrative—Admiral Shares	45,662
Marketing and Distribution—Investor Shares	803
Marketing and Distribution—Admiral Shares	2,028
Custodian Fees	3,235
Auditing Fees	45
Shareholders’ Reports—Investor Shares	167
Shareholders’ Reports—Admiral Shares	319
Trustees’ Fees and Expenses	65
Total Expenses	144,989
Net Investment Income	338,623
Realized Net Gain (Loss)
Investment Securities Sold—Unaffiliated Issuers	1,300,062
Investment Securities Sold—Affiliated Issuers	13,228
Futures Contracts	(12,544)
Forward Currency Contracts	(3,179)
Foreign Currencies	(1,932)
Realized Net Gain (Loss)	1,295,635
Change in Unrealized Appreciation (Depreciation)
Investment Securities—Unaffiliated Issuers	17,261,292
Investment Securities—Affiliated Issuers	418,637
Futures Contracts	13,746
Forward Currency Contracts	4,899
Foreign Currencies	4,220
Change in Unrealized Appreciation (Depreciation)	17,702,794
Net Increase (Decrease) in Net Assets Resulting from Operations	19,337,052

1	Dividends are net of foreign withholding taxes of $49,939,000.

See accompanying Notes, which are an integral part of the Financial Statements.

15

International Growth Fund

Statement of Changes in Net Assets

	Year Ended August 31,
	2020	2019
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	338,623	457,175
Realized Net Gain (Loss)	1,295,635	(32,262)
Change in Unrealized Appreciation (Depreciation)	17,702,794	(2,156,633)
Net Increase (Decrease) in Net Assets Resulting from Operations	19,337,052	(1,731,720)
Distributions[1]
Investor Shares	(94,219)	(336,132)
Admiral Shares	(424,749)	(1,277,967)
Total Distributions	(518,968)	(1,614,099)
Capital Share Transactions
Investor Shares	(760,869)	(284,833)
Admiral Shares	2,901,570	1,992,089
Net Increase (Decrease) from Capital Share Transactions	2,140,701	1,707,256
Total Increase (Decrease)	20,958,785	(1,638,563)
Net Assets
Beginning of Period	35,605,199	37,243,762
End of Period	56,563,984	35,605,199

1 Certain prior period numbers have been reclassified to conform with current period presentation.

See accompanying Notes, which are an integral part of the Financial Statements.

16

International Growth Fund

Financial Highlights

Investor Shares

For a Share Outstanding			Year Ended August 31,
Throughout Each Period	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$28.30	$31.23	$28.38	$22.38	$20.83
Investment Operations
Net Investment Income	.238[1]	.342[1]	.381[1]	.240[1]	.304
Net Realized and Unrealized Gain (Loss) on Investments	14.791	(1.941)	2.722	6.028	1.539
Total from Investment Operations	15.029	(1.599)	3.103	6.268	1.843
Distributions
Dividends from Net Investment Income	(.389)	(.403)	(.253)	(.268)	(.293)
Distributions from Realized Capital Gains	—	(.928)	—	—	—
Total Distributions	(.389)	(1.331)	(.253)	(.268)	(.293)
Net Asset Value, End of Period	$42.94	$28.30	$31.23	$28.38	$22.38

Total Return[2]	53.60%	-4.58%	10.97%	28.43%	8.95%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$9,658	$7,056	$8,074	$7,731	$6,700
Ratio of Total Expenses to Average Net Assets[3]	0.44%	0.43%	0.45%	0.45%	0.46%
Ratio of Net Investment Income to Average Net Assets	0.74%	1.23%	1.25%	1.01%	1.47%
Portfolio Turnover Rate	20%	13%	16%	15%	29%

1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3	Includes performance-based investment advisory fee increases (decreases) of 0.04%, 0.03%, 0.03%, 0.03%, and 0.04%.

See accompanying Notes, which are an integral part of the Financial Statements.

17

International Growth Fund

Financial Highlights

Admiral Shares

For a Share Outstanding			Year Ended August 31,
Throughout Each Period	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$90.05	$99.45	$90.24	$71.19	$66.28
Investment Operations
Net Investment Income	.863[1]	1.203[1]	1.365[1]	.879[1]	1.062
Net Realized and Unrealized Gain (Loss) on Investments	47.105	(6.230)	8.652	19.127	4.877
Total from Investment Operations	47.968	(5.027)	10.017	20.006	5.939
Distributions
Dividends from Net Investment Income	(1.338)	(1.418)	(.807)	(.956)	(1.029)
Distributions from Realized Capital Gains	—	(2.955)	—	—	—
Total Distributions	(1.338)	(4.373)	(.807)	(.956)	(1.029)
Net Asset Value, End of Period	$136.68	$90.05	$99.45	$90.24	$71.19

Total Return[2]	53.81%	-4.50%	11.14%	28.57%	9.07%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$46,906	$28,549	$29,170	$23,101	$15,704
Ratio of Total Expenses to Average Net Assets[3]	0.33%	0.32%	0.32%	0.32%	0.33%
Ratio of Net Investment Income to Average Net Assets	0.83%	1.34%	1.38%	1.14%	1.60%
Portfolio Turnover Rate	20%	13%	16%	15%	29%

1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3	Includes performance-based investment advisory fee increases (decreases) of 0.04%, 0.03%, 0.03%, 0.03%, and 0.04%.

See accompanying Notes, which are an integral part of the Financial Statements.

18

International Growth Fund

Notes to Financial Statements

Vanguard International Growth Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of U.S. corporations. The fund offers two classes of shares: Investor Shares and Admiral Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors.

Market disruptions associated with the COVID-19 pandemic have had a global impact, and uncertainty exists as to the long-term implications. Such disruptions can adversely affect assets of the fund and thus fund performance.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3.  Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an

19

International Growth Fund

exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.

During the year ended August 31, 2020, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.

4. Forward Currency Contracts: The fund enters into forward currency contracts to provide the appropriate currency exposure related to any open futures contracts or to protect the value of securities and related receivables and payables against changes in foreign exchange rates. The fund’s risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts. The fund mitigates its counterparty risk by entering into forward currency contracts only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. The master netting arrangements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate the forward currency contracts, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Schedule of Investments. The value of collateral received or pledged is compared daily to the value of the forward currency contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on forward currency contracts.

During the year ended August 31, 2020, the fund’s average investment in forward currency contracts represented less than 1% of net assets, based on the average of notional amounts at each quarter-end during the period.

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International Growth Fund

5.  Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.

6. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.

7. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Collateral investments in Vanguard Market Liquidity Fund are subject to market appreciation or depreciation. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

8.  Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes, subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate (or an acceptable alternate rate, if necessary), federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread, except that borrowings under the uncommitted credit facility may bear interest based upon an alternative rate agreed to by the fund and Vanguard.

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International Growth Fund

In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.

For the year ended August 31, 2020, the fund did not utilize the credit facilities or the Interfund Lending Program.

9. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities are amortized and accreted, respectively, to interest income over the lives of the respective securities, except for premiums on certain callable debt securities that are amortized to the earliest call date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the fund’s understanding of the applicable countries’ tax rules and rates. Foreign capital gains tax is accrued daily based upon net unrealized gains. The fund has filed tax reclaims for previously withheld taxes on dividends earned in certain European Union countries. These filings are subject to various administrative and judicial proceedings within these countries. Such tax reclaims received during the year, if any, are included in dividend income. No other amounts for additional tax reclaims are reflected in the financial statements due to their uncertainty as to the ultimate resolution of proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The investment advisory firms Baillie Gifford Overseas Ltd. and Schroder Investment Management North America Inc. each provide investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fees of Baillie Gifford Overseas Ltd. and Schroder Investment Management North America Inc. are subject to quarterly adjustments based on performance relative to the MSCI All Country World Index ex USA for the preceding three years.

Vanguard manages the cash reserves of the fund as described below.

For the year ended August 31, 2020, the aggregate investment advisory fee represented an effective annual basic rate of 0.14% of the fund’s average net assets, before an increase of $15,743,000 (0.04%) based on performance.

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International Growth Fund

C. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund corporate management, administrative, marketing, distribution, and cash management services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2020, the fund had contributed to Vanguard capital in the amount of $2,197,000, representing less than 0.01% of the fund’s net assets and 0.88% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

D. Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.

The following table summarizes the market value of the fund’s investments and derivatives as of August 31, 2020, based on the inputs used to value them:

	Level 1	Level 2	Level 3	Total
	($000)	($000)	($000)	($000)
Investments
Assets
Common Stocks—North and South America	8,709,402	—	—	8,709,402
Common Stocks—Other	7,498,624	38,726,144	24,196	46,248,964
Preferred Stocks	—	—	143,808	143,808
Temporary Cash Investments	1,795,364	79,766	—	1,875,130
Total	18,003,390	38,805,910	168,004	56,977,304
Derivative Financial Instruments
Assets
Forward Currency Contracts	—	18,518	—	18,518
Liabilities
Futures Contracts[1]	10,015	—	—	10,015
Forward Currency Contracts	—	19,037	—	19,037
Total	10,015	19,037	—	29,052

1 Represents variation margin on the last day of the reporting period.

23

International Growth Fund

E. At August 31, 2020, the fair values of derivatives were reflected in the Statement of Assets and Liabilities as follows:

		Foreign
	Equity	Exchange
	Contracts	Contracts	Total
Statement of Assets and Liabilities Caption	($000)	($000)	($000)
Unrealized Appreciation—Forward Currency Contracts	—	18,518	18,518
Total Assets	—	18,518	18,518

Variation Margin Payable—Futures Contracts	10,015	—	10,015
Unrealized Depreciation—Forward Currency Contracts	—	19,037	19,037
Total Liabilities	10,015	19,037	29,052

Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the year ended August 31, 2020, were:

		Foreign
	Equity	Exchange
	Contracts	Contracts	Total
Realized Net Gain (Loss) on Derivatives	($000)	($000)	($000)
Futures Contracts	(12,544)	—	(12,544)
Forward Currency Contracts	—	(3,179)	(3,179)
Realized Net Gain (Loss) on Derivatives	(12,544)	(3,179)	(15,723)

Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	13,746	—	13,746
Forward Currency Contracts	—	4,899	4,899
Change in Unrealized Appreciation (Depreciation) on Derivatives	13,746	4,899	18,645

F. Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for foreign currency transactions, passive foreign investment companies, distributions in connection with fund share redemptions, and tax expense on capital gains were reclassified between the following accounts:

Amount
($000)
Paid-in Capital	15,153
Total Distributable Earnings (Loss)	(15,153)

24

International Growth Fund

Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales; the recognition of unrealized gains or losses from certain derivative contracts; the recognition of unrealized gains from passive foreign investment companies; and the classification of securities for tax purposes. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:

Amount
($000)
Undistributed Ordinary Income	336,543
Undistributed Long-Term Gains	940,086
Capital Loss Carryforwards	—
Qualified Late-Year Losses	—
Net Unrealized Gains (Losses)	27,277,694

The tax character of distributions paid was as follows:

	Year Ended August 31,
	2020	2019
	Amount	Amount
	($000)	($000)
Ordinary Income*	518,968	530,707
Long-Term Capital Gains	—	1,083,392
Total	518,968	1,614,099

* Includes short-term capital gains, if any.

As of August 31, 2020, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Amount
($000)
Tax Cost	29,701,888
Gross Unrealized Appreciation	29,077,537
Gross Unrealized Depreciation	(1,802,121)
Net Unrealized Appreciation (Depreciation)	27,275,416

G. During the year ended August 31, 2020, the fund purchased $9,042,996,000 of investment securities and sold $8,135,074,000 of investment securities, other than temporary cash investments.

25

International Growth Fund

H. Capital share transactions for each class of shares were:

			Year Ended August 31,
		2020		2019
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	1,336,137	39,787	945,569	33,667
Issued in Lieu of Cash Distributions	90,043	2,857	322,714	12,842
Redeemed	(2,187,049)	(67,132)	(1,553,116)	(55,661)
Net Increase (Decrease)—Investor Shares	(760,869)	(24,488)	(284,833)	(9,152)
Admiral Shares
Issued	7,810,043	74,363	5,613,299	63,290
Issued in Lieu of Cash Distributions	382,469	3,816	1,174,401	14,695
Redeemed	(5,290,942)	(52,026)	(4,795,611)	(54,277)
Net Increase (Decrease)—Admiral Shares	2,901,570	26,153	1,992,089	23,708

I. Certain of the fund’s investments are in companies that are considered to be affiliated companies of the fund because the fund owns more than 5% of the outstanding voting securities of the company or the issuer is another member of The Vanguard Group. Transactions during the period in securities of these companies were as follows:

		Current Period Transactions
	Aug. 31,		Proceeds	Realized				Aug. 31,
	2019		from	Net	Change in		Capital Gain	2020
	Market	Purchases	Securities	Gain	Unrealized		Distributions	Market
	Value	at Cost	Sold	(Loss)	App. (Dep.)	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)	($000)	($000)
HelloFresh SE	137,965	—	—	—	405,737	—	—	543,702
Home24 SE	6,147	—	—	—	17,211	—	—	23,358
Jumia Technologies
AG ADR	74,982	—	—	—	(13,181)	—	—	61,801
Vanguard FTSE
All-World ex-US ETF	55,124	—	60,670	12,869	(7,323)	397	—	—
Vanguard Market
Liquidity Fund	1,243,718	NA1	NA1	359	65	6,713	—	1,795,364
You & Mr. Jones	127,680	—	—	—	16,128	—	—	143,808
Total	1,645,616	—	60,670	13,228	418,637	7,110	—	2,568,033

1 Not applicable—purchases and sales are for temporary cash investment purposes.

J. Management has determined that no events or transactions occurred subsequent to August 31, 2020, that would require recognition or disclosure in these financial statements.

26

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard World Fund and Shareholders of Vanguard International Growth Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Vanguard International Growth Fund (one of the funds constituting Vanguard World Fund, referred to hereafter as the “Fund”) as of August 31, 2020, the related statement of operations for the year ended August 31, 2020, the statement of changes in net assets for each of the two years in the period ended August 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2020 and the financial highlights for each of the five years in the period ended August 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2020 by correspondence with the custodians and brokers and by agreement to the underlying ownership records of the transfer agent; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
October 19, 2020

We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.

27

Special 2020 tax information (unaudited) for Vanguard International Growth Fund

This information for the fiscal year ended August 31, 2020, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $435,518,000 of qualified dividend income to shareholders during the fiscal year.

The fund designates to shareholders foreign source income of $508,168,000 and foreign taxes paid of $41,218,000. Shareholders will receive more detailed information with their Form 1099-DIV in January 2021 to determine the calendar-year amounts to be included on their 2020 tax returns.

28

Liquidity Risk Management

Vanguard funds (except for the money market funds) have adopted and implemented a written liquidity risk management program (the “Program”) as required by Rule 22e-4 under the Investment Company Act of 1940. Rule 22e-4 requires that each fund adopt a program that is reasonably designed to assess and manage the fund’s liquidity risk, which is the risk that the fund could not meet redemption requests without significant dilution of remaining investors’ interests in the fund.

Assessment and management of a fund’s liquidity risk under the Program take into consideration certain factors, such as the fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions, its short- and long-term cash-flow projections during both normal and reasonably foreseeable stressed conditions, and its cash and cash-equivalent holdings and access to other funding sources. As required by the rule, the Program includes policies and procedures for classification of fund portfolio holdings in four liquidity categories, maintaining certain levels of highly liquid investments, and limiting holdings of illiquid investments.

The board of trustees of Vanguard World Fund approved the appointment of liquidity risk management program administrators responsible for administering Vanguard International Growth Fund’s Program and for carrying out the specific responsibilities set forth in the Program, including reporting to the board on at least an annual basis regarding the Program’s operation, its adequacy, and the effectiveness of its implementation for the past year (the “Program Administrator Report”). The board has reviewed the Program Administrator Report covering the period from December 1, 2018, through December 31, 2019 (the “Review Period”). The Program Administrator Report stated that during the Review Period the Program operated and was implemented effectively to manage the fund’s liquidity risk.

29

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 212 Vanguard funds.

Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustee1

Mortimer J. Buckley

Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (2018– present) of Vanguard; chief executive officer, president, and trustee (2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Chairman of the board (2011–2017) and trustee (2009–2017) of the Children’s Hospital of Philadelphia; and trustee (2018–present) and vice chair (2019–present) of The Shipley School.

Independent Trustees

Emerson U. Fullwood

Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Director of SPX FLOW, Inc. (multi-industry manufac-turing). Director of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, and Roberts Wesleyan College. Trustee of the University of Rochester.

Amy Gutmann

Born in 1949. Trustee since June 2006. Principal occupation(s) during the past five years and other experience: president (2004–present) of the University of Pennsylvania. Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and professor of communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania.

F. Joseph Loughrey

Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services) and the Lumina Foundation. Director of the V Foundation. Member of the advisory

1 Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

council for the College of Arts and Letters and chair of the advisory board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.

Scott C. Malpass

Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (retired June 2020) and vice president (retired June 2020) of the University of Notre Dame. Assistant professor of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee (retired June 2020). Member of the board of Catholic Investment Services, Inc. (investment advisors) and the board of superintendence of the Institute for the Works of Religion.

Deanna Mulligan

Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chief executive officer (2011–present) of The Guardian Life Insurance Company of America. President (2010–2019), chief operating officer (2010–2011), and executive vice president (2008–2010) of Individual Life and Disability of The Guardian Life Insurance Company of America. Member of the board of The Guardian Life Insurance Company of America, the American Council of Life Insurers, and the Economic Club of New York. Trustee of the Partnership for New York City (business leadership), Chief Executives for Corporate Purpose, NewYork-Presbyterian Hospital, Catalyst, and the Bruce Museum (arts and science). Member of the Advisory Council for the Stanford Graduate School of Business.

André F. Perold

Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies (private investment firm). Member of the board of advisors and member of the investment committee of the Museum of Fine Arts Boston. Member of the board (2018–present) of RIT Capital Partners (investment firm). Member of the investment committee of Partners Health Care System.

Sarah Bloom Raskin

Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Member of the board of directors (2012–2014) of Neighborhood Reinvestment Corporation. Director (2017–present) of i(x) Investments, LLC; director (2017–present) of Reserve Trust. Rubenstein Fellow (2017–present) of Duke University; trustee (2017–present) of Amherst College, and trustee (2019–present) of the Folger Shakespeare Library.

Peter F. Volanakis

Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Chairman of the board of trustees of Colby-Sawyer College. Member of the board of Hypertherm Inc. (industrial cutting systems, software, and consumables).

Executive Officers

John Bendl

Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2019–present) of each of the investment companies served by Vanguard. Chief accounting officer, treasurer, and controller of Vanguard (2017–present). Partner (2003–2016) at KPMG (audit, tax, and advisory services).

Glenn Booraem

Born in 1967. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (2017–present), treasurer (2015–2017), controller (2010–2015), and assistant controller (2001–2010) of each of the investment companies served by Vanguard.

Christine M. Buchanan

Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).

David Cermak

Born in 1960. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (2019–present) of each of the investment companies served by Vanguard. Managing director and head (2017–present) of Vanguard Investments Singapore. Managing director and head (2017–2019) of Vanguard Investments Hong Kong. Representative director and head (2014–2017) of Vanguard Investments Japan.

Thomas J. Higgins

Born in 1957. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (2019–present), chief financial officer (2008–2019), and treasurer (1998–2008) of each of the investment companies served by Vanguard.

Peter Mahoney

Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.

Anne E. Robinson

Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express.

Michael Rollings

Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.

John E. Schadl

Born in 1972. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2019–present) of Vanguard and of each of the investment companies served by Vanguard. Assistant vice president (2019–present) of Vanguard Marketing Corporation.

Vanguard Senior Management Team

Joseph Brennan	Chris D. McIsaac
Mortimer J. Buckley	James M. Norris
Gregory Davis	Thomas M. Rampulla
John James	Karin A. Risi
Martha G. King	Anne E. Robinson
John T. Marcante	Michael Rollings

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447

Direct Investor Account Services > 800-662-2739

Institutional Investor Services > 800-523-1036

Text Telephone for People

Who Are Deaf or Hard of Hearing > 800-749-7273

This material may be used in conjunction with the offering of shares of any Vanguard fund only if preceded or accompanied by the fund’s current prospectus.

All comparative mutual fund data are from Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting vanguard.com/proxyreporting or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either vanguard.com/proxyreporting or www.sec.gov.

You can review information about your fund on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request via email addressed to publicinfo@sec.gov.

Source for Bloomberg Barclays indexes: Bloomberg Index Services Limited. Copyright 2020, Bloomberg. All rights reserved.

CFA® is a registered trademark owned by CFA Institute.

© 2020 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q810 102020

Annual Report | August 31, 2020 Vanguard FTSE Social Index Fund

See the inside front cover for important information about access to your fund’s annual and semiannual shareholder reports.

Important information about access to shareholder reports

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of your fund’s annual and semiannual shareholder reports will no longer be sent to you by mail, unless you specifically request them. Instead, you will be notified by mail each time a report is posted on the website and will be provided with a link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and do not need to take any action. You may elect to receive shareholder reports and other communications from the fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you invest directly with the fund, by calling Vanguard at one of the phone numbers on the back cover of this report or by logging on to vanguard.com.

You may elect to receive paper copies of all future shareholder reports free of charge. If you invest through a financial intermediary, you can contact the intermediary to request that you continue to receive paper copies. If you invest directly with the fund, you can call Vanguard at one of the phone numbers on the back cover of this report or log on to vanguard.com. Your election to receive paper copies will apply to all the funds you hold through an intermediary or directly with Vanguard.

Contents

Your Fund’s Performance at a Glance	1
About Your Fund’s Expenses	2
Performance Summary	4
Financial Statements	6
Trustees Approve Advisory Arrangement	27
Liquidity Risk Management	29

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Performance at a Glance

•  For the 12 months ended August 31, 2020, Vanguard FTSE Social Index Fund returned 27.83% for Admiral Shares and 27.86% for Institutional Shares. Those results were roughly in line with the 27.98% return of its expense-free benchmark.

•  A number of stock market indexes around the world climbed to record highs in February. They then then plummeted as the coronavirus spread outside of China, leading to lockdowns, the shuttering of nonessential businesses, and travel restrictions in many countries. However, the unprecedented scale of the response from policymakers, the start of trials for vaccines and treatments, and the easing of some pandemic-related restrictions helped lift investor sentiment.

•  U.S. stocks rebounded more strongly than developed markets outside the United States and emerging markets.

•  For the fund’s benchmark index, 12-month performance varied greatly by sector. Technology, which accounts for the largest slice of the index, turned in a stellar performance, returning about 64%. Oil and gas, one of the smaller sectors, returned about –48%.

Market Barometer
	Average Annual Total Returns
	Periods Ended August 31, 2020
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	22.50%	14.58%	14.31%
Russell 2000 Index (Small-caps)	6.02	5.03	7.65
Russell 3000 Index (Broad U.S. market)	21.44	13.95	13.86
FTSE All-World ex US Index (International)	8.78	2.92	6.00

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index (Broad taxable market)	6.47%	5.09%	4.33%
Bloomberg Barclays Municipal Bond Index (Broad tax-exempt market)	3.24	4.09	3.99
FTSE Three-Month U.S. Treasury Bill Index	1.18	1.67	1.15

CPI
Consumer Price Index	1.31%	1.92%	1.75%

1

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

•  Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

•  Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

2

Six Months Ended August 31, 2020
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
FTSE Social Index Fund	2/29/2020	8/31/2020	Period
Based on Actual Fund Return
Admiral™ Shares	$1,000.00	$1,231.22	$0.79
Institutional Shares	1,000.00	1,231.16	0.67
Based on Hypothetical 5% Yearly Return
Admiral Shares	$1,000.00	$1,024.43	$0.71
Institutional Shares	1,000.00	1,024.53	0.61

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.14% for Admiral Shares and 0.12% for Institutional Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/366).

3

FTSE Social Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: August 31, 2010, Through August 31, 2020

Initial Investment of $5,000,000

	Average Annual Total Returns
	Periods Ended August 31, 2020

				Final Value
	One	Five	Ten	of a $5,000,000
	Year	Years	Years	Investment
FTSE Social Index Fund Institutional Shares	27.86%	15.81%	16.55%	$23,116,890
FTSE4Good US Select Index	27.98	15.90	16.67	23,365,527
Dow Jones U.S. Total Stock Market Float Adjusted Index	21.20	13.77	14.88	20,026,347

		Since	Final Value
	One	Inception	of a $10,000
	Year	(2/7/2019)	Investment
FTSE Social Index Fund Admiral Shares	27.83%	24.26%	$14,041
FTSE4Good US Select Index	27.98	24.40	14,066
Dow Jones U.S. Total Stock Market Float Adjusted Index	21.20	19.09	13,138

“Since Inception” performance is calculated from the Admiral Shares’ inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

4

FTSE Social Index Fund

Fund Allocation

As of August 31, 2020

Basic Materials	1.7%
Consumer Goods	8.8
Consumer Services	16.3
Financials	15.1
Health Care	13.1
Industrials	8.1
Technology	34.0
Telecommunications	2.1
Utilities	0.8

The table reflects the fund’s investments, except for short-term investments and derivatives. Sector categories are based on the Industry Classification Benchmark (“ICB”), except for the “Other” category (if applicable), which includes securities that have not been provided an ICB classification as of the effective reporting period.

The fund may invest in derivatives (such as futures and swap contracts) for various reasons, including, but not limited to, attempting to remain fully invested and tracking its target index as closely as possible.

The Industry Classification Benchmark (“ICB”) is owned by FTSE. FTSE does not accept any liability to any person for any loss or damage arising out of any error or omission in the ICB.

5

FTSE Social Index Fund

Financial Statements

Schedule of Investments

As of August 31, 2020

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.

			Market
			Value•
		Shares	($000)
Common Stocks (99.8%)
Basic Materials (1.7%)
	Linde plc	187,477	46,821
	Air Products & Chemicals Inc.	78,743	23,013
	Newmont Corp.	286,026	19,244
	Dow Inc.	263,100	11,871
	Fastenal Co.	203,186	9,928
	LyondellBasell Industries NV Class A	91,078	5,964
	International Paper Co.	140,400	5,092
	FMC Corp.	45,810	4,895
	Nucor Corp.	107,494	4,887
	International Flavors & Fragrances Inc.	38,019	4,706
	Celanese Corp. Class A	41,900	4,238
	Eastman Chemical Co.	48,700	3,561
	Albemarle Corp.	37,160	3,382
	CF Industries Holdings Inc.	74,839	2,442
	Mosaic Co.	124,254	2,265
	Steel Dynamics Inc.	70,600	2,084
	Westlake Chemical Corp.	11,200	664
			155,057

Consumer Goods (8.8%)
*	Tesla Inc.	263,580	131,347
	Procter & Gamble Co.	868,547	120,146
	PepsiCo Inc.	494,800	69,302
	Coca-Cola Co.	1,378,600	68,282
	NIKE Inc. Class B	431,882	48,323
	Mondelez International Inc. Class A	503,727	29,428
	Colgate-Palmolive Co.	300,866	23,847
	Activision Blizzard Inc.	271,799	22,701
	Kimberly-Clark Corp.	120,850	19,065
	Estee Lauder Cos. Inc. Class A	79,031	17,523
*	Lululemon Athletica Inc.	40,441	15,192
*	Electronic Arts Inc.	101,535	14,161
	General Mills Inc.	216,199	13,826
*	Monster Beverage Corp.	131,145	10,998
	Clorox Co.	44,942	10,044
	Ford Motor Co.	1,378,047	9,398
	McCormick & Co. Inc.	44,364	9,148
	DR Horton Inc.	117,812	8,408
	Church & Dwight Co. Inc.	87,496	8,385
	Aptiv plc	94,857	8,169
	Kraft Heinz Co.	229,873	8,055
	Hershey Co.	52,568	7,814
	VF Corp.	115,743	7,610
	Corteva Inc.	265,500	7,580
	Lennar Corp. Class A	95,841	7,171
*	Take-Two Interactive Software Inc.	39,800	6,813
	Conagra Brands Inc.	174,504	6,694
	Tyson Foods Inc. Class A	101,754	6,390
	Kellogg Co.	89,675	6,359
	Garmin Ltd.	53,328	5,525
	Tiffany & Co.	43,027	5,271
	Hormel Foods Corp.	98,825	5,038
*	NVR Inc.	1,190	4,960
	Genuine Parts Co.	50,109	4,732
	J M Smucker Co.	38,953	4,681
	PulteGroup Inc.	94,880	4,231
	Keurig Dr Pepper Inc.	139,432	4,159
	Fortune Brands Home & Security Inc.	49,331	4,148
	Whirlpool Corp.	21,718	3,860
	Hasbro Inc.	45,400	3,584
*	LKQ Corp.	108,291	3,437
	Campbell Soup Co.	62,408	3,283
	Lamb Weston Holdings Inc.	51,118	3,213
	BorgWarner Inc.	72,990	2,963
	Coca-Cola European Partners plc	70,498	2,902
	Autoliv Inc.	32,245	2,526
	Lear Corp.	21,156	2,410
	Gentex Corp.	88,745	2,401
	Bunge Ltd.	49,299	2,249
	Newell Brands Inc.	135,827	2,170
	Leggett & Platt Inc.	47,479	1,947
	Ingredion Inc.	23,946	1,926
*	Mohawk Industries Inc.	20,743	1,915
	Hanesbrands Inc.	121,060	1,851
	Toll Brothers Inc.	42,699	1,803

6

FTSE Social Index Fund

			Market
			Value•
		Shares	($000)
*,^	Herbalife Nutrition Ltd.	36,029	1,771
	Harley-Davidson Inc.	55,681	1,543
	PVH Corp.	26,356	1,470
	Tapestry Inc.	99,386	1,464
	Ralph Lauren Corp. Class A	16,637	1,145
*	Capri Holdings Ltd.	54,508	863
*	Under Armour Inc. Class A	67,150	659
*	Under Armour Inc. Class C	63,737	564
	Coty Inc. Class A	105,500	378
			819,221
Consumer Services (16.3%)
*	Amazon.com Inc.	151,210	521,820
	Home Depot Inc.	382,986	109,166
	Walt Disney Co.	644,496	84,990
*	Netflix Inc.	151,661	80,314
	Comcast Corp. Class A	1,615,890	72,408
	McDonald’s Corp.	265,532	56,696
	Costco Wholesale Corp.	157,410	54,725
	Lowe’s Cos. Inc.	269,612	44,402
	Starbucks Corp.	417,054	35,229
*	Charter Communications Inc. Class A	53,340	32,837
	CVS Health Corp.	465,316	28,905
*	Booking Holdings Inc.	14,595	27,883
	Target Corp.	177,790	26,884
	TJX Cos. Inc.	427,532	23,424
*	MercadoLibre Inc.	16,300	19,048
	Dollar General Corp.	89,583	18,085
*	Uber Technologies Inc.	486,500	16,361
*	Spotify Technology SA	46,700	13,177
	eBay Inc.	238,300	13,054
*	Chipotle Mexican Grill Inc. Class A	9,904	12,977
*	O’Reilly Automotive Inc.	26,095	12,151
	Ross Stores Inc.	123,970	11,291
	Sysco Corp.	172,192	10,356
	Yum! Brands Inc.	107,200	10,275
	Walgreens Boots Alliance Inc.	261,580	9,945
*	AutoZone Inc.	8,311	9,943
	Kroger Co.	276,000	9,848
	Best Buy Co. Inc.	80,823	8,964
	McKesson Corp.	57,576	8,834
*	Dollar Tree Inc.	82,976	7,988
*	Copart Inc.	72,300	7,470
	Yum China Holdings Inc.	127,782	7,374
*	CarMax Inc.	58,164	6,219
	Tractor Supply Co.	41,238	6,137
	Domino’s Pizza Inc.	13,900	5,685
	ViacomCBS Inc. Class B	193,101	5,378
	AmerisourceBergen Corp. Class A	52,148	5,060
	Expedia Group Inc.	47,790	4,691
*	Burlington Stores Inc.	22,900	4,510
*	Ulta Beauty Inc.	19,139	4,444
	Omnicom Group Inc.	75,133	4,064
	Darden Restaurants Inc.	45,667	3,958
	Advance Auto Parts Inc.	23,325	3,646
	Fox Corp. Class A	116,330	3,241
*	DISH Network Corp. Class A	88,600	3,147
*	Altice USA Inc. Class A	113,300	3,125
	Vail Resorts Inc.	14,200	3,091
*	Liberty Global plc Class C	132,400	3,047
	Rollins Inc.	52,400	2,889
*	Live Nation Entertainment Inc.	50,800	2,885
	Sirius XM Holdings Inc.	425,400	2,497
*	Lyft Inc. Class A	83,300	2,471
	Interpublic Group of Cos. Inc.	135,613	2,408
*	Discovery Communications Inc. Class C	117,198	2,340
*	Liberty Media Corp-Liberty SiriusXM Class C	62,600	2,253
	Aramark	79,687	2,196
	Southwest Airlines Co.	55,172	2,073
	Nielsen Holdings plc	126,959	1,940
	News Corp. Class A	127,700	1,931
*	Liberty Global plc Class A	70,800	1,655
	Fox Corp. Class B	57,472	1,598
	Delta Air Lines Inc.	51,559	1,591
	Kohl’s Corp.	55,766	1,191
*	Discovery Inc. Class A	53,966	1,191
	Gap Inc.	65,193	1,134
*	Liberty Media Corp-Liberty SiriusXM Class A	29,200	1,060
*	United Airlines Holdings Inc.	26,341	948
^	Macy’s Inc.	116,800	814
	News Corp. Class B	52,500	791
^	Nordstrom Inc.	41,431	663
	Alaska Air Group Inc.	14,754	575
	American Airlines Group Inc.	42,994	561
			1,515,922
Financials (15.0%)
	Visa Inc. Class A	601,888	127,594
	Mastercard Inc. Class A	314,562	112,673
	JPMorgan Chase & Co.	1,080,018	108,207
	Bank of America Corp.	2,759,331	71,025
	American Tower Corp.	157,385	39,212
	Citigroup Inc.	743,177	37,991
	S&P Global Inc.	85,953	31,495
	BlackRock Inc.	52,412	31,143
	Prologis Inc.	261,738	26,661
	Equinix Inc.	31,310	24,728

7

FTSE Social Index Fund

			Market
			Value•
		Shares	($000)
	Crown Castle International Corp.	148,094	24,176
	Goldman Sachs Group Inc.	117,883	24,151
	American Express Co.	232,942	23,665
	CME Group Inc.	126,745	22,291
	Marsh & McLennan Cos. Inc.	180,591	20,752
	Morgan Stanley	392,986	20,537
	Intercontinental Exchange Inc.	192,832	20,485
	Chubb Ltd.	159,857	19,982
	Progressive Corp.	208,770	19,841
	Truist Financial Corp.	479,173	18,597
	US Bancorp	485,631	17,677
	Moody’s Corp.	57,780	17,024
	PNC Financial Services Group Inc.	151,498	16,847
	Aon plc Class A	81,643	16,328
	Digital Realty Trust Inc.	95,046	14,794
	Charles Schwab Corp.	410,626	14,590
	SBA Communications Corp. Class A	39,200	11,998
*	CoStar Group Inc.	13,703	11,628
	Public Storage	53,637	11,392
	IHS Markit Ltd.	141,229	11,287
	T. Rowe Price Group Inc.	80,498	11,206
	Capital One Financial Corp.	161,382	11,140
	MSCI Inc. Class A	29,450	10,993
	Bank of New York Mellon Corp.	283,562	10,486
	MetLife Inc.	271,620	10,446
	Travelers Cos. Inc.	89,905	10,433
	Allstate Corp.	111,998	10,416
	Prudential Financial Inc.	140,225	9,503
	Willis Towers Watson plc	45,826	9,419
	Aflac Inc.	252,222	9,161
	American International Group Inc.	306,848	8,942
	State Street Corp.	125,663	8,556
	Welltower Inc.	148,437	8,538
	AvalonBay Communities Inc.	49,921	7,890
	Realty Income Corp.	122,502	7,599
	Alexandria Real Estate Equities Inc.	44,380	7,473
	Equity Residential	131,215	7,407
	Arthur J Gallagher & Co.	66,989	7,054
	Ameriprise Financial Inc.	43,946	6,891
	First Republic Bank	60,537	6,835
	MarketAxess Holdings Inc.	13,200	6,414
	Discover Financial Services	110,877	5,885
	Broadridge Financial Solutions Inc.	41,088	5,645
*	CBRE Group Inc. Class A	119,074	5,600
	Northern Trust Corp.	67,810	5,553
	Invitation Homes Inc.	192,341	5,507
	Ventas Inc.	133,598	5,506
	Nasdaq Inc.	40,556	5,452
	Healthpeak Properties Inc.	189,550	5,239
	Fifth Third Bancorp	252,082	5,208
*	Markel Corp.	4,782	5,197
	Hartford Financial Services Group Inc.	127,325	5,150
	Sun Communities Inc.	34,000	5,069
	Synchrony Financial	203,753	5,055
	Duke Realty Corp.	130,602	5,035
	Extra Space Storage Inc.	45,100	4,805
	Mid-America Apartment Communities Inc.	41,026	4,805
	Boston Properties Inc.	55,267	4,801
	M&T Bank Corp.	45,639	4,713
*	SVB Financial Group	18,200	4,648
*	Arch Capital Group Ltd.	138,972	4,383
	E*TRADE Financial Corp.	78,898	4,268
	KeyCorp	344,773	4,248
*	Zillow Group Inc. Class C	49,300	4,228
	WP Carey Inc.	60,600	4,204
	Cincinnati Financial Corp.	52,851	4,197
	Equity LifeStyle Properties Inc.	62,200	4,123
	Principal Financial Group Inc.	97,845	4,120
	Regions Financial Corp.	342,983	3,965
	Brown & Brown Inc.	84,700	3,930
	Citizens Financial Group Inc.	149,841	3,876
	Credicorp Ltd.	28,600	3,732
	Annaly Capital Management Inc.	502,133	3,691
	UDR Inc.	105,033	3,656
	Cboe Global Markets Inc.	39,200	3,598
	TD Ameritrade Holding Corp.	91,560	3,514
	Western Union Co.	145,827	3,440
	Huntington Bancshares Inc.	352,237	3,315
	Raymond James Financial Inc.	43,666	3,306
	Fidelity National Financial Inc.	98,513	3,234
	RenaissanceRe Holdings Ltd.	17,318	3,182
	Ally Financial Inc.	135,948	3,110
	Everest Re Group Ltd.	14,101	3,103
	Iron Mountain Inc.	103,024	3,100
	W R Berkley Corp.	49,231	3,055
	Globe Life Inc.	36,905	3,044
	Equitable Holdings Inc.	143,611	3,043

8

FTSE Social Index Fund

			Market
			Value•
		Shares	($000)
	AGNC Investment Corp.	203,690	2,874
	Host Hotels & Resorts Inc.	247,500	2,779
	Alleghany Corp.	4,968	2,755
	VEREIT Inc.	389,994	2,621
	Assurant Inc.	21,418	2,604
	Lincoln National Corp.	68,483	2,469
	Regency Centers Corp.	60,402	2,399
	Vornado Realty Trust	64,958	2,327
	Voya Financial Inc.	43,753	2,271
	Federal Realty Investment Trust	27,300	2,163
	Commerce Bancshares Inc.	35,717	2,128
	SEI Investments Co.	40,631	2,127
	Franklin Resources Inc.	97,900	2,062
	Comerica Inc.	50,004	1,977
	Zions Bancorp NA	60,246	1,937
	Kimco Realty Corp.	153,244	1,837
	Old Republic International Corp.	106,200	1,711
*	Zillow Group Inc. Class A	19,750	1,684
	People’s United Financial Inc.	145,225	1,536
	Invesco Ltd.	136,341	1,391
	Unum Group	73,798	1,364
	SL Green Realty Corp.	28,018	1,310
	Park Hotels & Resorts Inc.	79,300	753
	Santander Consumer USA Holdings Inc.	24,498	422
	CNA Financial Corp.	9,000	290
			1,400,902
Health Care (13.1%)
	UnitedHealth Group Inc.	336,563	105,193
	Merck & Co. Inc.	900,745	76,807
	Pfizer Inc.	1,982,666	74,925
	Abbott Laboratories	616,234	67,459
	Thermo Fisher Scientific Inc.	140,810	60,405
	AbbVie Inc.	628,119	60,155
	Amgen Inc.	209,852	53,160
	Medtronic plc	478,361	51,409
	Bristol-Myers Squibb Co.	807,326	50,216
	Danaher Corp.	223,367	46,119
	Eli Lilly and Co.	300,353	44,569
*	Intuitive Surgical Inc.	41,239	30,139
	Gilead Sciences Inc.	446,981	29,836
	Zoetis Inc.	169,586	27,151
*	Vertex Pharmaceuticals Inc.	92,420	25,796
	Anthem Inc.	90,085	25,361
	Stryker Corp.	123,590	24,491
	Becton Dickinson and Co.	96,277	23,373
	Cigna Corp.	129,126	22,903
*	Regeneron Pharmaceuticals Inc.	34,549	21,418
*	Boston Scientific Corp.	497,475	20,406
	Humana Inc.	47,136	19,569
*	Edwards Lifesciences Corp.	219,539	18,845
*	Illumina Inc.	52,305	18,684
*	Biogen Inc.	57,985	16,679
	Baxter International Inc.	181,146	15,772
*	DexCom Inc.	32,800	13,953
	HCA Healthcare Inc.	94,766	12,862
*	Centene Corp.	204,058	12,513
*	IDEXX Laboratories Inc.	29,891	11,689
	Zimmer Biomet Holdings Inc.	73,672	10,379
	ResMed Inc.	50,924	9,206
*	Alexion Pharmaceuticals Inc.	75,898	8,669
*	Align Technology Inc.	27,848	8,270
*	Seattle Genetics Inc.	43,600	6,904
	Teleflex Inc.	16,500	6,484
*	Incyte Corp.	64,356	6,201
*	Laboratory Corp. of America Holdings	34,257	6,021
*	Varian Medical Systems Inc.	32,063	5,568
*	Hologic Inc.	91,727	5,478
	Cooper Cos. Inc.	17,219	5,413
*	Alnylam Pharmaceuticals Inc.	40,388	5,357
	Quest Diagnostics Inc.	47,897	5,328
	Cardinal Health Inc.	104,513	5,305
*	BioMarin Pharmaceutical Inc.	64,614	5,042
*	ABIOMED Inc.	15,780	4,854
	STERIS plc	30,100	4,805
*	Elanco Animal Health Inc.	143,000	4,156
*	Exact Sciences Corp.	52,600	3,960
	Dentsply Sirona Inc.	78,199	3,509
*	Henry Schein Inc.	50,154	3,332
*	Mylan NV	181,535	2,974
	Universal Health Services Inc. Class B	26,170	2,888
*	Jazz Pharmaceuticals plc	19,454	2,614
*	DaVita Inc.	29,623	2,570
	Perrigo Co. plc	47,608	2,490
			1,219,634
Industrials (8.1%)
*	PayPal Holdings Inc.	418,667	85,467
	Accenture plc Class A	227,263	54,527
	Union Pacific Corp.	242,089	46,588
	United Parcel Service Inc. Class B	251,609	41,168
	Fidelity National Information Services Inc.	220,207	33,218
	Caterpillar Inc.	193,120	27,483
	Deere & Co.	111,846	23,494

9

FTSE Social Index Fund

			Market
			Value•
		Shares	($000)
	Illinois Tool Works Inc.	112,334	22,192
	Automatic Data Processing Inc.	153,296	21,322
	CSX Corp.	271,326	20,746
*	Square Inc.	128,400	20,487
*	Fiserv Inc.	199,126	19,829
	Sherwin-Williams Co.	29,354	19,698
	FedEx Corp.	86,121	18,933
	Global Payments Inc.	106,024	18,726
	Waste Management Inc.	150,314	17,136
	DuPont de Nemours Inc.	262,700	14,648
	Agilent Technologies Inc.	110,025	11,049
	Johnson Controls International plc	263,949	10,751
	Verisk Analytics Inc. Class A	56,595	10,565
	Cintas Corp.	31,500	10,497
	PACCAR Inc.	120,479	10,342
	Trane Technologies plc	84,660	10,023
	Rockwell Automation Inc.	41,068	9,467
	Stanley Black & Decker Inc.	54,905	8,856
	Paychex Inc.	114,600	8,763
*	Mettler-Toledo International Inc.	8,387	8,142
	Fortive Corp.	106,376	7,671
*	FleetCor Technologies Inc.	29,300	7,367
	Old Dominion Freight Line Inc.	34,575	6,990
	Republic Services Inc. Class A	74,632	6,920
*	Keysight Technologies Inc.	66,466	6,548
	Kansas City Southern	33,851	6,162
	TransUnion	68,100	5,906
	WW Grainger Inc.	15,947	5,827
	Vulcan Materials Co.	47,106	5,653
	Dover Corp.	51,018	5,604
	Masco Corp.	94,100	5,486
*	Zebra Technologies Corp.	18,500	5,301
	Expeditors International of Washington Inc.	58,987	5,214
	Xylem Inc.	63,753	5,112
	IDEX Corp.	27,000	4,866
*	Waters Corp.	21,709	4,695
*	Trimble Inc.	88,650	4,646
	CH Robinson Worldwide Inc.	46,997	4,620
	Martin Marietta Materials Inc.	21,890	4,441
	Wabtec Corp.	64,401	4,286
	JB Hunt Transport Services Inc.	29,951	4,209
	Allegion plc	32,959	3,408
	Avery Dennison Corp.	29,240	3,374
	Packaging Corp. of America	33,220	3,363
*	XPO Logistics Inc.	32,100	2,833
	Westrock Co.	93,000	2,821
	Snap-on Inc.	18,719	2,775
*	Arrow Electronics Inc.	27,988	2,199
	Sealed Air Corp.	55,837	2,194
	Robert Half International Inc.	39,907	2,123
*	Flex Ltd.	181,100	1,967
	MDU Resources Group Inc.	71,715	1,694
	Acuity Brands Inc.	14,338	1,567
	ManpowerGroup Inc.	20,011	1,467
	Alliance Data Systems Corp.	16,800	758
			754,184
Technology (34.0%)
	Apple Inc.	5,832,364	752,608
	Microsoft Corp.	2,669,678	602,092
*	Facebook Inc. Class A	856,077	251,002
*	Alphabet Inc. Class A	106,991	174,345
*	Alphabet Inc. Class C	105,636	172,628
	NVIDIA Corp.	210,439	112,581
*	Adobe Inc.	171,560	88,077
*	salesforce.com Inc.	308,861	84,211
	Intel Corp.	1,511,287	77,000
	Cisco Systems Inc.	1,514,385	63,937
	Broadcom Inc.	139,304	48,359
	QUALCOMM Inc.	401,279	47,792
	Texas Instruments Inc.	327,495	46,553
	Oracle Corp.	703,751	40,269
	International Business Machines Corp.	316,760	39,060
*	Advanced Micro Devices Inc.	415,171	37,706
*	ServiceNow Inc.	67,733	32,649
	Intuit Inc.	89,938	31,064
	Applied Materials Inc.	325,692	20,063
*	Autodesk Inc.	78,304	19,239
*	Micron Technology Inc.	396,970	18,066
	Lam Research Corp.	51,771	17,413
	Analog Devices Inc.	130,890	15,298
*	Workday Inc. Class A	61,056	14,636
*	DocuSign Inc. Class A	62,900	14,027
*	Veeva Systems Inc. Class A	47,600	13,436
	Cognizant Technology Solutions Corp. Class A	192,637	12,880
*	Twilio Inc. Class A	47,676	12,861
*	Splunk Inc.	56,658	12,427
	NXP Semiconductors NV	98,748	12,418
*	Synopsys Inc.	53,515	11,843
	KLA Corp.	55,350	11,354
*	Twitter Inc.	273,499	11,099
*	IQVIA Holdings Inc.	67,767	11,097

10

FTSE Social Index Fund

			Market
			Value•
		Shares	($000)
*	Cadence Design Systems Inc.	98,000	10,869
	HP Inc.	510,587	9,982
	Motorola Solutions Inc.	60,686	9,391
	Microchip Technology Inc.	83,600	9,171
	Marvell Technology Group Ltd.	235,400	9,129
	Xilinx Inc.	87,175	9,080
*	Palo Alto Networks Inc.	34,718	8,937
*	Okta Inc.	41,100	8,852
	Skyworks Solutions Inc.	59,147	8,567
*	Atlassian Corp. plc Class A	44,400	8,514
	Cerner Corp.	108,272	7,944
*	RingCentral Inc. Class A	27,100	7,880
*	VeriSign Inc.	36,249	7,786
*	Yandex NV Class A	101,820	6,947
*	Akamai Technologies Inc.	56,803	6,614
	Maxim Integrated Products Inc.	94,696	6,481
	Citrix Systems Inc.	43,638	6,336
*	Fortinet Inc.	47,300	6,244
	CDW Corp.	50,008	5,683
*	Qorvo Inc.	41,000	5,259
*	Paycom Software Inc.	17,500	5,240
*	GoDaddy Inc. Class A	59,300	4,962
*	Check Point Software Technologies Ltd.	37,858	4,780
*	Arista Networks Inc.	20,742	4,635
	NortonLifeLock Inc.	196,883	4,631
	Hewlett Packard Enterprise Co.	457,961	4,428
	Seagate Technology plc	91,771	4,404
*	Slack Technologies Inc. Class A	134,100	4,404
	Western Digital Corp.	106,023	4,073
*	VMware Inc. Class A	27,974	4,041
*	Gartner Inc.	30,500	3,959
	NetApp Inc.	78,365	3,714
*	Dell Technologies Inc.	54,353	3,592
*	PTC Inc.	36,700	3,355
	Juniper Networks Inc.	116,625	2,916
	Amdocs Ltd.	46,825	2,867
*	F5 Networks Inc.	21,444	2,838
	CDK Global Inc.	43,350	2,021
	DXC Technology Co.	91,005	1,818
	Xerox Holdings Corp.	64,617	1,219
			3,163,653
Telecommunications (2.0%)
	Verizon Communications Inc.	1,476,980	87,540
	AT&T Inc.	2,542,580	75,794
*	T-Mobile US Inc.	196,123	22,884
	CenturyLink Inc.	387,500	4,166
			190,384
Utilities (0.8%)
	Sempra Energy	104,500	12,921
	American Water Works Co. Inc.	64,697	9,144
	Consolidated Edison Inc.	118,625	8,463
	PPL Corp.	274,537	7,586
	Edison International	127,500	6,691
	CMS Energy Corp.	101,105	6,116
	Alliant Energy Corp.	89,800	4,863
	Atmos Energy Corp.	43,200	4,312
	AES Corp.	233,900	4,152
	CenterPoint Energy Inc.	177,716	3,567
	NiSource Inc.	134,892	2,989
	Avangrid Inc.	19,439	934
			71,738
Total Common Stocks (Cost $5,538,221)			9,290,695
Temporary Cash Investments (0.2%)
Money Market Fund (0.2%)
1,2	Vanguard Market Liquidity Fund, 0.147%	196,362	19,636

		Face
		Amount
		($000)
U.S. Government and Agency Obligations (0.0%)
3	United States Cash Management Bill, 0.116%, 9/29/20	2,870	2,870
Total Temporary Cash Investments (Cost $22,506)			22,506
Total Investments (100.0%) (Cost $5,560,727)			9,313,201
Other Assets and Liabilities—Net (0.0%)			(4,505)
Net Assets (100%)			9,308,696

Cost is in $000.

•	See Note A in Notes to Financial Statements.

*	Non-income-producing security.

^	Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $2,304,000.

1	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

2	Collateral of $2,444,000 was received for securities on loan.

3	Securities with a value of $1,993,000 have been segregated as initial margin for open futures contracts.

11

FTSE Social Index Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
($000)
Value and
		Number of		Unrealized
		Long (Short)	Notional	Appreciation
	Expiration	Contracts	Amount	(Depreciation	)
Long Futures Contracts
E-mini S&P 500 Index	September 2020	85	14,870	271

See accompanying Notes, which are an integral part of the Financial Statements.

12

FTSE Social Index Fund

Statement of Assets and Liabilities
As of August 31, 2020

($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value
Unaffiliated Issuers (Cost $5,541,091)	9,293,565
Affiliated Issuers (Cost $19,636)	19,636
Total Investments in Securities	9,313,201
Investment in Vanguard	363
Receivables for Accrued Income	8,727
Receivables for Capital Shares Issued	17,436
Variation Margin Receivable—Futures Contracts	66
Total Assets	9,339,793
Liabilities
Due to Custodian	115
Payables for Investment Securities Purchased	21,161
Collateral for Securities on Loan	2,444
Payables for Capital Shares Redeemed	6,797
Payables to Vanguard	580
Total Liabilities	31,097
Net Assets	9,308,696

At August 31, 2020, net assets consisted of:

Paid-in Capital	5,999,743
Total Distributable Earnings (Loss)	3,308,953
Net Assets	9,308,696

Admiral Shares—Net Assets
Applicable to 154,803,958 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	5,305,361
Net Asset Value Per Share—Admiral Shares	$34.27

Institutional Shares—Net Assets
Applicable to 162,271,178 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	4,003,335
Net Asset Value Per Share—Institutional Shares	$24.67

See accompanying Notes, which are an integral part of the Financial Statements.

13

FTSE Social Index Fund

Statement of Operations

Year Ended
August 31, 2020
($000)
Investment Income
Income
Dividends	127,872
Interest[1]	217
Securities Lending—Net	88
Total Income	128,177
Expenses
The Vanguard Group—Note B
Investment Advisory Services	1,086
Management and Administrative—Investor Shares	10
Management and Administrative—Admiral Shares	4,880
Management and Administrative—Institutional Shares	3,112
Marketing and Distribution—Admiral Shares	235
Marketing and Distribution—Institutional Shares	129
Custodian Fees	71
Auditing Fees	31
Shareholders’ Reports—Admiral Shares	75
Shareholders’ Reports—Institutional Shares	67
Trustees’ Fees and Expenses	5
Total Expenses	9,701
Net Investment Income	118,476
Realized Net Gain (Loss)
Investment Securities Sold[1]	(433,894)
Futures Contracts	2,384
Realized Net Gain (Loss)	(431,510)
Change in Unrealized Appreciation (Depreciation)
Investment Securities[1]	2,226,315
Futures Contracts	112
Change in Unrealized Appreciation (Depreciation)	2,226,427
Net Increase (Decrease) in Net Assets Resulting from Operations	1,913,393

1	Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $207,000, $14,000, and ($1,000), respectively. Purchases and sales are for temporary cash investment purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

14

FTSE Social Index Fund

Statement of Changes in Net Assets

	Year Ended August 31,
	2020	2019
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	118,476	86,372
Realized Net Gain (Loss)	(431,510)	229,971
Change in Unrealized Appreciation (Depreciation)	2,226,427	(79,504)
Net Increase (Decrease) in Net Assets Resulting from Operations	1,913,393	236,839
Distributions[1]
Investor Shares	(124)	(40,288)
Admiral Shares	(65,035)	(8,771)
Institutional Shares	(50,308)	(36,429)
Total Distributions	(115,467)	(85,488)
Capital Share Transactions
Investor Shares	(59,575)	(2,824,591)
Admiral Shares	804,650	3,456,334
Institutional Shares	528,553	288,120
Net Increase (Decrease) from Capital Share Transactions	1,273,628	919,863
Total Increase (Decrease)	3,071,554	1,071,214
Net Assets
Beginning of Period	6,237,142	5,165,928
End of Period	9,308,696	6,237,142

1 Certain prior period numbers have been reclassified to conform with current period presentation.

See accompanying Notes, which are an integral part of the Financial Statements.

15

FTSE Social Index Fund

Financial Highlights

Investor Shares
	Sept. 1,
	2019, to
For a Share Outstanding	Nov. 7,		Year Ended August 31,
Throughout Each Period	2019[1]	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$19.62	$19.27	$16.14	$13.95	$12.99
Investment Operations
Net Investment Income	.064[2]	.293[2]	.290[2]	.256[2]	.241
Net Realized and Unrealized Gain (Loss) on Investments	1.140	.362	3.108	2.175	1.025
Total from Investment Operations	1.204	.655	3.398	2.431	1.266
Distributions
Dividends from Net Investment Income	(.084)	(.305)	(.268)	(.241)	(.306)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.084)	(.305)	(.268)	(.241)	(.306)
Net Asset Value, End of Period	$20.74[1]	$19.62	$19.27	$16.14	$13.95

Total Return[3]	6.15%	3.53%	21.27%	17.61%	9.95%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$—	$59	$2,817	$1,952	$1,435
Ratio of Total Expenses to Average Net Assets	0.18%	0.18%	0.18%	0.20%	0.22%
Ratio of Net Investment Income to Average Net Assets	1.71%	1.43%	1.65%	1.71%	1.87%
Portfolio Turnover Rate	18%[4]	11%[5]	8%[5]	11%[5]	16%[5]

1	Net asset value as of November 7, 2019, on which date the remaining Investor Shares were converted to Admiral Shares.
2	Calculated based on average shares outstanding.
3	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
4	Reflects the fund’s portfolio turnover for the fiscal year ended August 31, 2020.
5	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares.

See accompanying Notes, which are an integral part of the Financial Statements.

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FTSE Social Index Fund

Financial Highlights

Admiral Shares

	Year	Feb. 7,
	Ended	2019[1] to
	Aug. 31,	Aug. 31,
For a Share Outstanding Throughout Each Period	2020	2019
Net Asset Value, Beginning of Period	$27.27	$25.00
Investment Operations
Net Investment Income[2]	.465	.273
Net Realized and Unrealized Gain (Loss) on Investments	6.996	2.183
Total from Investment Operations	7.461	2.456
Distributions
Dividends from Net Investment Income	(.461)	(.186)
Distributions from Realized Capital Gains	—	—
Total Distributions	(.461)	(.186)
Net Asset Value, End of Period	$34.27	$27.27

Total Return[3]	27.83%	9.85%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$5,305	$3,478
Ratio of Total Expenses to Average Net Assets	0.14%	0.14%[4]
Ratio of Net Investment Income to Average Net Assets	1.60%	1.79%[4]
Portfolio Turnover Rate	18%	11%[5,6]

1	Inception.
2	Calculated based on average shares outstanding.
3	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
4	Annualized.
5	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares.
6	Reflects the fund’s portfolio turnover for the fiscal year ended August 31, 2019.

See accompanying Notes, which are an integral part of the Financial Statements.

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FTSE Social Index Fund

Financial Highlights

Institutional Shares

For a Share Outstanding			Year Ended August 31,
Throughout Each Period	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$19.63	$19.28	$16.15	$13.96	$13.00
Investment Operations
Net Investment Income	.339[1]	.314[1]	.305[1]	.271[1]	.254
Net Realized and Unrealized Gain (Loss) on Investments	5.037	.351	3.105	2.175	1.029
Total from Investment Operations	5.376	.665	3.410	2.446	1.283
Distributions
Dividends from Net Investment Income	(.336)	(.315)	(.280)	(.256)	(.323)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.336)	(.315)	(.280)	(.256)	(.323)
Net Asset Value, End of Period	$24.67	$19.63	$19.28	$16.15	$13.96

Total Return	27.86%	3.58%	21.34%	17.72%	10.09%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$4,003	$2,701	$2,349	$1,443	$876
Ratio of Total Expenses to Average Net Assets	0.12%	0.12%	0.12%	0.12%	0.12%
Ratio of Net Investment Income to Average Net Assets	1.62%	1.49%	1.71%	1.79%	1.97%
Portfolio Turnover Rate	18%	11%[2]	8%2	11%[2]	16%[2]

1	Calculated based on average shares outstanding.
2	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares.

See accompanying Notes, which are an integral part of the Financial Statements.

18

FTSE Social Index Fund

Notes to Financial Statements

Vanguard FTSE Social Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Admiral Shares and Institutional Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors. Prior to November 7, 2019, the fund offered Investor Shares. Effective at the close of business on November 7, 2019, the remaining Investor Shares were converted to Admiral Shares.

Market disruptions associated with the COVID-19 pandemic have had a global impact, and uncertainty exists as to the long-term implications. Such disruptions can adversely affect assets of the fund and thus fund performance.

A.  The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.

19

FTSE Social Index Fund

During the year ended August 31, 2020, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.

5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Collateral investments in Vanguard Market Liquidity Fund are subject to market appreciation or depreciation. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

6. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes, subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either

20

FTSE Social Index Fund

facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate (or an acceptable alternate rate, if necessary), federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread, except that borrowings under the uncommitted credit facility may bear interest based upon an alternative rate agreed to by the fund and Vanguard.

In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.

For the year ended August 31, 2020, the fund did not utilize the credit facilities or the Interfund Lending Program.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities are amortized and accreted, respectively, to interest income over the lives of the respective securities, except for premiums on certain callable debt securities that are amortized to the earliest call date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B.  In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2020, the fund had contributed to Vanguard capital in the amount of $363,000, representing less than 0.01% of the fund’s net assets and 0.15% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

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FTSE Social Index Fund

C.   Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.

The following table summarizes the market value of the fund’s investments and derivatives as of August 31, 2020, based on the inputs used to value them:

	Level 1	Level 2	Level 3	Total
	($000)	($000)	($000)	($000)
Investments
Assets
Common Stocks	9,290,695	—	—	9,290,695
Temporary Cash Investments	19,636	2,870	—	22,506
Total	9,310,331	2,870	—	9,313,201
Derivative Financial Instruments
Assets
Futures Contracts[1]	66	—	—	66

1 Represents variation margin on the last day of the reporting period.

D.  Permanent differences between book-basis and tax-basis components of net assets, if any, are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share.

Amount
($000)
Paid-in Capital	46
Total Distributable Earnings (Loss)	(46)

Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future.

22

FTSE Social Index Fund

The differences are primarily related to the deferral of losses from wash sales and the recognition of unrealized gains or losses from certain derivative contracts. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:

Amount
($000)
Undistributed Ordinary Income	23,542
Undistributed Long-Term Gains	—
Capital Loss Carryforwards	(467,063)
Qualified Late-Year Losses	—
Net Unrealized Gains (Losses)	3,752,474

The tax character of distributions paid was as follows:

	Year Ended August 31,
	2020	2019
	Amount	Amount
	($000)	($000)
Ordinary Income*	115,467	85,488
Long-Term Capital Gains	—	—
Total	115,467	85,488

* Includes short-term capital gains, if any.

As of August 31, 2020, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Amount
($000)
Tax Cost	5,560,727
Gross Unrealized Appreciation	3,922,688
Gross Unrealized Depreciation	(170,214)
Net Unrealized Appreciation (Depreciation)	3,752,474

E.  During the year ended August 31, 2020, the fund purchased $2,582,292,000 of investment securities and sold $1,308,300,000 of investment securities, other than temporary cash investments.

23

FTSE Social Index Fund

F. Capital share transactions for each class of shares were:

	Year Ended August 31,
	2020		2019
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	922	45	1,047,133	55,926
Issued in Lieu of Cash Distributions	124	6	35,663	1,980
Redeemed[1]	(60,621)	(3,047)	(3,907,387)	(201,067)
Net Increase (Decrease)—Investor Shares	(59,575)	(2,996)	(2,824,591)	(143,161)
Admiral Shares[2]
Issued[1]	1,697,269	58,728	3,569,059	131,708
Issued in Lieu of Cash Distributions	56,851	2,114	7,410	274
Redeemed	(949,470)	(33,560)	(120,135)	(4,460)
Net Increase (Decrease)—Admiral Shares	804,650	27,282	3,456,334	127,522
Institutional Shares
Issued	1,143,683	54,448	1,010,600	53,651
Issued in Lieu of Cash Distributions	48,991	2,528	35,748	1,947
Redeemed	(664,121)	(32,286)	(758,228)	(39,850)
Net Increase (Decrease)—Institutional Shares	528,553	24,690	288,120	15,748

1	In November 2018, the fund announced changes to the availability and minimum investment criteria of the Investor and Admiral share classes. As a result, all of the outstanding Investor Shares automatically converted to Admiral Shares beginning in April 2019. Investor Shares—Redeemed and Admiral Shares—Issued include 68,000 and 49,000 shares, respectively, in the amount of $1,355,000 from the conversion during the year ended August 31, 2020. Investor Shares—Redeemed and Admiral Shares—Issued include 160,408,000 and 115,388,000 shares, respectively, in the amount of $3,361,780,000 from the conversion during the year ended August 31, 2019.

2	Inception was February 7, 2019, for Admiral Shares.

G. Management has determined that no events or transactions occurred subsequent to August 31, 2020, that would require recognition or disclosure in these financial statements.

24

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard World Fund and Shareholders of Vanguard FTSE Social Index Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Vanguard FTSE Social Index Fund (one of the funds constituting Vanguard World Fund, referred to hereafter as the “Fund”) as of August 31, 2020, the related statement of operations for the year ended August 31, 2020, the statement of changes in net assets for each of the two years in the period ended August 31, 2020, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2020 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2020 by correspondence with the custodian and brokers and by agreement to the underlying ownership records of the transfer agent; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

October 15, 2020

We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.

25

Special 2020 tax information (unaudited) for Vanguard FTSE Social Index Fund

This information for the fiscal year ended August 31, 2020, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $115,467,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 97.2% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

26

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard FTSE Social Index Fund has renewed the fund’s investment advisory arrangement with The Vanguard Group, Inc. (Vanguard), through its Equity Index Group. The board determined that continuing the fund’s internalized management structure was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. This evaluation included information provided to the board by Vanguard’s Portfolio Review Department, which is responsible for fund and advisor oversight and product management. The Portfolio Review Department met regularly with the advisor and made monthly presentations to the board during the fiscal year that directed the board’s focus to relevant information and topics.

The board, or an investment committee made up of board members, also received information throughout the year through advisor presentations. For each advisor presentation, the board was provided with letters and reports that included information about, among other things, the advisory firm and the advisor’s assessment of the investment environment, portfolio performance, and portfolio characteristics.

In addition, the board received monthly reports, which included a Market and Economic Report, a Fund Dashboard Monthly Summary, and a Fund Performance Report.

Prior to their meeting, the trustees were provided with a memo and materials that summarized the information they received over the course of the year. They also considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board reviewed the quality of the fund’s investment management services over both the short and long term, and took into account the organizational depth and stability of the advisor. The board considered that Vanguard has been managing investments for more than four decades. The Equity Index Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

Investment performance

The board considered the short-and long-term performance of the fund, including any periods of outperformance or underperformance compared with its target index and peer group. The board concluded that the performance was such that the advisory arrangement should continue.

Cost

The board concluded that the fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the fund’s advisory expenses were also well below the peer-group average.

The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees.

27

The benefit of economies of scale

The board concluded that the fund’s arrangement with Vanguard ensures that the fund will realize economies of scale as it grows, with the cost to shareholders declining as fund assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

28

Liquidity Risk Management

Vanguard funds (except for the money market funds) have adopted and implemented a written liquidity risk management program (the “Program”) as required by Rule 22e-4 under the Investment Company Act of 1940. Rule 22e-4 requires that each fund adopt a program that is reasonably designed to assess and manage the fund’s liquidity risk, which is the risk that the fund could not meet redemption requests without significant dilution of remaining investors’ interests in the fund.

Assessment and management of a fund’s liquidity risk under the Program take into consideration certain factors, such as the fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions, its short- and long-term cash-flow projections during both normal and reasonably foreseeable stressed conditions, and its cash and cash-equivalent holdings and access to other funding sources. As required by the rule, the Program includes policies and procedures for classification of fund portfolio holdings in four liquidity categories, maintaining certain levels of highly liquid investments, and limiting holdings of illiquid investments.

The board of trustees of Vanguard World Fund approved the appointment of liquidity risk management program administrators responsible for administering Vanguard FTSE Social Index Fund’s Program and for carrying out the specific responsibilities set forth in the Program, including reporting to the board on at least an annual basis regarding the Program’s operation, its adequacy, and the effectiveness of its implementation for the past year (the “Program Administrator Report”). The board has reviewed the Program Administrator Report covering the period from December 1, 2018, through December 31, 2019 (the “Review Period”). The Program Administrator Report stated that during the Review Period the Program operated and was implemented effectively to manage the fund’s liquidity risk.

29

London Stock Exchange Group companies include FTSE International Limited (“FTSE”), Frank Russell Company (“Russell”), MTS Next Limited (“MTS”), and FTSE TMX Global Debt Capital Markets Inc. (“FTSE TMX”). All rights reserved. “FTSE®”, “Russell®”, “MTS®”, “FTSE TMX®” and “FTSE Russell” and other service marks and trademarks related to the FTSE or Russell indexes are trademarks of the London Stock Exchange Group companies and are used by FTSE, MTS, FTSE TMX and Russell under license. All information is provided for information purposes only. Every effort is made to ensure that all information given in this publication is accurate, but no responsibility or liability can be accepted by the London Stock Exchange Group companies nor its licensors for any errors or for any loss from use of this publication. Neither the London Stock Exchange Group companies nor any of their licensors make any claim, prediction, warranty or representation whatsoever, expressly or impliedly, either as to the results to be obtained from the use of the Indices or the fitness or suitability of the Indices for any particular purpose to which they might be put. The London Stock Exchange Group companies do not provide investment advice and nothing in this document should be taken as constituting financial or investment advice. The London Stock Exchange Group companies make no representation regarding the advisability of investing in any asset. A decision to invest in any such asset should not be made in reliance on any information herein. Indexes cannot be invested in directly. Inclusion of an asset in an index is not a recommendation to buy, sell or hold that asset. The general information contained in this publication should not be acted upon without obtaining specific legal, tax, and investment advice from a licensed professional. No part of this information may be reproduced, stored in a retrieval system or transmitted in any form or by any means, electronic, mechanical, photocopying, recording or otherwise, without prior written permission of the London Stock Exchange Group companies. Distribution of the London Stock Exchange Group companies’ index values and the use of their indexes to create financial products require a license with FTSE, FTSE TMX, MTS and/or Russell and/or its licensors.

30

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 212 Vanguard funds.

Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustee1

Mortimer J. Buckley

Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (2018–present) of Vanguard; chief executive officer, president, and trustee (2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Chairman of the board (2011–2017) and trustee (2009–2017) of the Children’s Hospital of Philadelphia; and trustee (2018–present) and vice chair (2019–present) of The Shipley School.

Independent Trustees

Emerson U. Fullwood

Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Director of SPX FLOW, Inc. (multi-industry manufacturing). Director of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, and Roberts Wesleyan College. Trustee of the University of Rochester.

Amy Gutmann

Born in 1949. Trustee since June 2006. Principal occupation(s) during the past five years and other experience: president (2004–present) of the University of Pennsylvania. Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and professor of communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania.

F. Joseph Loughrey

Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services) and the Lumina Foundation. Director of the V Foundation. Member of the advisory

1	Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

council for the College of Arts and Letters and chair of the advisory board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.

Scott C. Malpass

Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (retired June 2020) and vice president (retired June 2020) of the University of Notre Dame. Assistant professor of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee (retired June 2020). Member of the board of Catholic Investment Services, Inc. (investment advisors) and the board of superintendence of the Institute for the Works of Religion.

Deanna Mulligan

Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chief executive officer (2011–present) of The Guardian Life Insurance Company of America. President (2010–2019), chief operating officer (2010–2011), and executive vice president (2008–2010) of Individual Life and Disability of The Guardian Life Insurance Company of America. Member of the board of The Guardian Life Insurance Company of America, the American Council of Life Insurers, and the Economic Club of New York. Trustee of the Partnership for New York City (business leadership), Chief Executives for Corporate Purpose, NewYork-Presbyterian Hospital, Catalyst, and the Bruce Museum (arts and science). Member of the Advisory Council for the Stanford Graduate School of Business.

André F. Perold

Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies (private investment firm). Member of the board of advisors and member of the investment committee of the Museum of Fine Arts Boston. Member of the board (2018–present) of RIT Capital Partners (investment firm). Member of the investment committee of Partners Health Care System.

Sarah Bloom Raskin

Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Member of the board of directors (2012–2014) of Neighborhood Reinvestment Corporation. Director (2017–present) of i(x) Investments, LLC; director (2017–present) of Reserve Trust. Rubenstein Fellow (2017–present) of Duke University; trustee (2017–present) of Amherst College, and trustee (2019–present) of the Folger Shakespeare Library.

Peter F. Volanakis

Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Chairman of the board of trustees of Colby-Sawyer College. Member of the board of Hypertherm Inc. (industrial cutting systems, software, and consumables).

Executive Officers

John Bendl

Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2019–present) of each of the investment companies served by Vanguard. Chief accounting officer, treasurer, and controller of Vanguard (2017–present). Partner (2003–2016) at KPMG (audit, tax, and advisory services).

Glenn Booraem

Born in 1967. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (2017–present), treasurer (2015–2017), controller (2010–2015), and assistant controller (2001–2010) of each of the investment companies served by Vanguard.

Christine M. Buchanan

Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).

David Cermak

Born in 1960. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (2019–present) of each of the investment companies served by Vanguard. Managing director and head (2017–present) of Vanguard Investments Singapore. Managing director and head (2017–2019) of Vanguard Investments Hong Kong. Representative director and head (2014–2017) of Vanguard Investments Japan.

Thomas J. Higgins

Born in 1957. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (2019–present), chief financial officer (2008–2019), and treasurer (1998–2008) of each of the investment companies served by Vanguard.

Peter Mahoney

Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.

Anne E. Robinson

Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express.

Michael Rollings

Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.

John E. Schadl

Born in 1972. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2019–present) of Vanguard and of each of the investment companies served by Vanguard. Assistant vice president (2019–present) of Vanguard Marketing Corporation.

Vanguard Senior Management Team

Joseph Brennan	Chris D. McIsaac
Mortimer J. Buckley	James M. Norris
Gregory Davis	Thomas M. Rampulla
John James	Karin A. Risi
Martha G. King	Anne E. Robinson
John T. Marcante	Michael Rollings

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447

Direct Investor Account Services > 800-662-2739

Institutional Investor Services > 800-523-1036

Text Telephone for People

Who Are Deaf or Hard of Hearing > 800-749-7273

This material may be used in conjunction with the offering of shares of any Vanguard fund only if preceded or accompanied by the fund’s current prospectus.

All comparative mutual fund data are from Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting vanguard.com/proxyreporting or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either vanguard.com/proxyreporting or www.sec.gov.

You can review information about your fund on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request via email addressed to publicinfo@sec.gov.

© 2020 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q2130 102020

Annual Report | August 31, 2020 Vanguard U.S. Sector Index Funds

Vanguard Communication Services Index Fund

Vanguard Consumer Discretionary Index Fund

Vanguard Consumer Staples Index Fund

Vanguard Energy Index Fund

Vanguard Financials Index Fund

Vanguard Health Care Index Fund

Vanguard Industrials Index Fund

Vanguard Information Technology Index Fund

Vanguard Materials Index Fund

Vanguard Utilities Index Fund

See the inside front cover for important information about access to your fund’s annual and semiannual shareholder reports.

Important information about access to shareholder reports

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of your fund’s annual and semiannual shareholder reports will no longer be sent to you by mail, unless you specifically request them. Instead, you will be notified by mail each time a report is posted on the website and will be provided with a link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and do not need to take any action. You may elect to receive shareholder reports and other communications from the fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you invest directly with the fund, by calling Vanguard at one of the phone numbers on the back cover of this report or by logging on to vanguard.com.

You may elect to receive paper copies of all future shareholder reports free of charge. If you invest through a financial intermediary, you can contact the intermediary to request that you continue to receive paper copies. If you invest directly with the fund, you can call Vanguard at one of the phone numbers on the back cover of this report or log on to vanguard.com. Your election to receive paper copies will apply to all the funds you hold through an intermediary or directly with Vanguard.

Contents

Your Fund’s Performance at a Glance	1
About Your Fund’s Expenses	2
Communication Services Index Fund	4
Consumer Discretionary Index Fund	16
Consumer Staples Index Fund	29
Energy Index Fund	41
Financials Index Fund	54
Health Care Index Fund	68
Industrials Index Fund	83
Information Technology Index Fund	96
Materials Index Fund	109
Utilities Index Fund	121
Trustees Approve Advisory Arrangements	135
Liquidity Risk Management	136

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Performance at a Glance

•   For the 12 months ended August 31, 2020, returns for the Vanguard U.S. Sector Index Funds ranged from about –34% to more than 55%. All ten funds closely tracked their target indexes.

•   A number of stock market indexes around the world climbed to record highs in February. Then they plummeted as the spread of the coronavirus outside of China led to lockdowns, the shuttering of nonessential businesses, and travel restrictions in many countries. However, the unprecedented scale of the response from policymakers, progress on vaccines and treatments, and the easing of some pandemic-related restrictions helped lift investor sentiment.

•   Seven of the funds had positive returns, led by Vanguard Information Technology Index, Consumer Discretionary Index, Communication Services Index, and Health Care Index Funds. Three funds lost ground, most notably Vanguard Energy Index Fund.

Market Barometer
	Average Annual Total Returns
	Periods Ended August 31, 2020
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	22.50%	14.58%	14.31%
Russell 2000 Index (Small-caps)	6.02	5.03	7.65
Russell 3000 Index (Broad U.S. market)	21.44	13.95	13.86
FTSE All-World ex US Index (International)	8.78	2.92	6.00

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index (Broad taxable market)	6.47%	5.09%	4.33%
Bloomberg Barclays Municipal Bond Index (Broad tax-exempt market)	3.24	4.09	3.99
FTSE Three-Month U.S. Treasury Bill Index	1.18	1.67	1.15

CPI
Consumer Price Index	1.31%	1.92%	1.75%

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

•   Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

•   Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended August 31, 2020
		Beginning	Ending	Expenses
		Account Value	Account Value	Paid During
Index Fund	Share Class	2/29/2020	8/31/2020	Period
Based on Actual Fund Return
Communication Services	ETF	$1,000.00	$1,216.87	$0.56
	Admiral™	1,000.00	1,216.94	0.56
Consumer Discretionary	ETF	$1,000.00	$1,402.07	$0.60
	Admiral	1,000.00	1,402.31	0.60
Consumer Staples	ETF	$1,000.00	$1,150.09	$0.54
	Admiral	1,000.00	1,150.25	0.54
Energy	ETF	$1,000.00	$804.13	$0.45
	Admiral	1,000.00	804.86	0.45
Financials	ETF	$1,000.00	$937.28	$0.49
	Admiral	1,000.00	937.45	0.49
Health Care	ETF	$1,000.00	$1,192.22	$0.55
	Admiral	1,000.00	1,192.36	0.55
Industrials	ETF	$1,000.00	$1,067.75	$0.52
	Admiral	1,000.00	1,067.95	0.52
Information Technology	ETF	$1,000.00	$1,403.40	$0.60
	Admiral	1,000.00	1,403.84	0.60
Materials	ETF	$1,000.00	$1,193.71	$0.55
	Admiral	1,000.00	1,193.87	0.55
Utilities	ETF	$1,000.00	$964.15	$0.49
	Admiral	1,000.00	964.22	0.49
Based on Hypothetical 5% Yearly Return
Communication Services	ETF	$1,000.00	$1,024.63	$0.51
	Admiral	1,000.00	1,024.63	0.51
Consumer Discretionary	ETF	$1,000.00	$1,024.63	$0.51
	Admiral	1,000.00	1,024.63	0.51
Consumer Staples	ETF	$1,000.00	$1,024.63	$0.51
	Admiral	1,000.00	1,024.63	0.51
Energy	ETF	$1,000.00	$1,024.63	$0.51
	Admiral	1,000.00	1,024.63	0.51
Financials	ETF	$1,000.00	$1,024.63	$0.51
	Admiral	1,000.00	1,024.63	0.51
Health Care	ETF	$1,000.00	$1,024.63	$0.51
	Admiral	1,000.00	1,024.63	0.51
Industrials	ETF	$1,000.00	$1,024.63	$0.51
	Admiral	1,000.00	1,024.63	0.51
Information Technology	ETF	$1,000.00	$1,024.63	$0.51
	Admiral	1,000.00	1,024.63	0.51
Materials	ETF	$1,000.00	$1,024.63	$0.51
	Admiral	1,000.00	1,024.63	0.51
Utilities	ETF	$1,000.00	$1,024.63	$0.51
	Admiral	1,000.00	1,024.63	0.51

The calculations are based on expenses incurred in the most recent six-month period. The funds’ annualized six-month expense ratios for that period are 0.10% for the Communication Services Index Fund ETF Shares and 0.10% for the Admiral Shares; 0.10% for the Consumer Discretionary Index Fund ETF Shares and 0.10% for the Admiral Shares; 0.10% for the Consumer Staples Index Fund ETF Shares and 0.10% for the Admiral Shares; 0.10% for the Energy Index Fund ETF Shares and 0.10% for the Admiral Shares; 0.10% for the Financials Index Fund ETF Shares and 0.10% for the Admiral Shares; 0.10% for the Health Care Index Fund ETF Shares and 0.10% for the Admiral Shares; 0.10% for the Industrials Index Fund ETF Shares and 0.10% for the Admiral Shares; 0.10% for the Information Technology Index Fund ETF Shares and 0.10% for the Admiral Shares; 0.10% for the Materials Index Fund ETF Shares and 0.10% for the Admiral Shares; 0.10% for the Utilities Index Fund ETF Shares and 0.10% for the Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/366).

Communication Services Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: August 31, 2010–August 31, 2020

Initial Investment of $10,000

		Average Annual Total Returns		Final Value
		Periods Ended August 31, 2020		of a $10,000
	One Year	Five Years	Ten Years	Investment
Communication Services Index Fund ETF Shares Net Asset Value	25.15%	8.21%	9.80%	$25,461
Communication Services Index Fund ETF Shares Market Price	25.28	8.23	9.81	25,493
Communication Services Spliced Index	25.23	8.14	9.80	25,463
MSCI US IMI/2500	21.48	13.88	14.99	40,426

Communication Services Spliced Index: MSCI US IMI/Telecommunication Services 25/50 through May 2, 2018; MSCI US IMI/ Communication Services 25/50 Transition Index through December 2, 2018; MSCI US IMI/Communication Services 25/50 thereafter.

				Final Value
				of a $100,000
	One Year	Five Years	Ten Years	Investment
Communication Services Index Fund Admiral Shares	25.16%	8.21%	9.81%	$254,956
Communication Services Spliced Index	25.23	8.14	9.80	254,628
MSCI US IMI/2500	21.48	13.88	14.99	404,265

Cumulative Returns: ETF Shares, August 31, 2010–August 31, 2020

	One Year	Five Years	Ten Years
Communication Services Index Fund ETF Shares Market Price	25.28%	48.50%	154.93%
Communication Services Index Fund ETF Shares Net Asset Value	25.15	48.35	154.61
Communication Services Spliced Index	25.23	47.89	154.63

For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares’ market prices have compared with their net asset value, visit vanguard.com, select your ETF, and then select the Price and Performance tab. The ETF premium/discount analysis there shows the percentages of days on which the ETF Shares’ market price was above or below the NAV.

See Financial Highlights for dividend and capital gains information.

Communication Services Index Fund

Fund Allocation

As of August 31, 2020

Advertising	1.4%
Alternative Carriers	3.6
Broadcasting	3.6
Cable & Satellite	11.4
Integrated Telecommunication Services	9.7
Interactive Home Entertainment	5.4
Interactive Media & Services	48.0
Movies & Entertainment	12.4
Publishing	1.5
Wireless Telecommunication Services	3.0

The table reflects the fund’s investments, except for short-term investments and derivatives. Sector categories are based on the Global Industry Classification Standard (“GICS”), except for the “Other” category (if applicable), which includes securities that have not been provided a GICS classification as of the effective reporting period.

The fund may invest in derivatives (such as futures and swap contracts) for various reasons, including, but not limited to, attempting to remain fully invested and tracking its target index as closely as possible.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard and Poor’s, a division of McGraw-Hill Companies, Inc. (“S&P”), and is licensed for use by Vanguard. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classification makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of its affiliates or any third party involved in making or compiling the GICS or any GICS classification have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

Communication Services Index Fund

Financial Statements

Schedule of Investments

As of August 31, 2020

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.

			Market
			Value•
		Shares	($000)
Common Stocks (99.9%)
Diversified Telecommunication Services (13.3%)
	Alternative Carriers (3.6%)
	CenturyLink Inc.	1,688,650	18,153
*	Liberty Global plc Class C	670,143	15,420
*	GCI Liberty Inc. Class A	187,443	15,142
*	Iridium Communications Inc.	401,197	11,237
*	Liberty Global plc Class A	450,525	10,529
	Cogent Communications Holdings Inc.	142,576	9,590
*	Bandwidth Inc. Class A	59,800	9,417
*	Vonage Holdings Corp.	780,847	8,941
*	Liberty Latin America Ltd. Class C	391,651	3,736
*	Anterix Inc.	37,682	1,648
*	Liberty Latin America Ltd. Class A	133,254	1,306
*	ORBCOMM Inc.	255,254	1,024

	Integrated Telecommunication Services (9.7%)
	Verizon Communications Inc.	2,617,730	155,153
	AT&T Inc.	4,313,137	128,575
*	Cincinnati Bell Inc.	153,937	2,318
	ATN International Inc.	37,872	2,196
*	Consolidated Communications Holdings Inc.	242,649	1,888
			396,273
Entertainment (17.7%)
	Interactive Home Entertainment (5.3%)
	Activision Blizzard Inc.	772,458	64,516
*	Electronic Arts Inc.	328,494	45,815
*	Take-Two Interactive Software Inc.	166,822	28,558
*	Zynga Inc. Class A	1,825,325	16,537
*	Glu Mobile Inc.	477,799	3,794

	Movies & Entertainment (12.4%)
*	Netflix Inc.	264,628	140,136
	Walt Disney Co.	1,003,558	132,339
*	Roku Inc.	136,779	23,728
*	Live Nation Entertainment Inc.	284,699	16,171
*	Liberty Media Corp-Liberty Formula One Class C	382,720	14,918
*	Madison Square Garden Sport Corp. Class A	52,631	8,631
	World Wrestling Entertainment Inc. Class A	156,341	6,890
	Cinemark Holdings Inc.	376,837	5,521
*	Madison Square Garden Entertainment Corp. Class A	52,332	3,934
*	Liberty Media Corp-Liberty Formula One Class A	79,914	2,891
*	Lions Gate Entertainment Corp. Class B	304,621	2,760
*	Lions Gate Entertainment Corp. Class A	278,736	2,715
*	IMAX Corp.	171,849	2,641
*	Liberty Media Corp-Liberty Braves Class C	117,755	2,288
	Marcus Corp.	69,337	1,087
^	AMC Entertainment Holdings Inc. Class A	175,799	1,034
*	Liberty Media Corp- Liberty Braves Class A	25,717	504
*	Reading International Inc. Class A	48,226	198
	Warner Music Group Corp. Class A	1,471	44
			527,650
Interactive Media & Services (47.9%)
*	Facebook Inc. Class A	1,852,722	543,218
*	Alphabet Inc. Class C	209,865	342,957
*	Alphabet Inc. Class A	204,800	333,728
*	Match Group Inc.	325,251	36,324
*	Twitter Inc.	885,542	35,935
*	Zillow Group Inc. Class C	300,920	25,807
*	Snap Inc.	1,121,386	25,332
*	Pinterest Inc. Class A	666,012	24,503
*	Zillow Group Inc. Class A	161,759	13,795
*	IAC/InterActiveCorp	95,701	12,727
	TripAdvisor Inc.	333,481	7,794
*	Cargurus Inc.	279,700	6,819
*	Yelp Inc. Class A	242,429	5,605
*	ANGI Homeservices Inc. Class A	239,519	3,323
*	QuinStreet Inc.	156,966	2,064
*	Cars.com Inc.	224,555	1,949
*	Eventbrite Inc. Class A	164,393	1,767
*	TrueCar Inc.	324,316	1,534
*	Meet Group Inc.	227,933	1,436
*	EverQuote Inc. Class A	23,766	844
*	Liberty TripAdvisor Holdings Inc. Class A	240,200	673
			1,428,134
Media (18.0%)
	Advertising (1.5%)
	Omnicom Group Inc.	311,420	16,845
	Interpublic Group of Cos. Inc.	745,282	13,236
*,^	Cardlytics Inc.	78,277	5,937
*	TechTarget Inc.	80,358	3,188
*	Clear Channel Outdoor Holdings Inc.	1,178,333	1,379
*	Boston Omaha Corp. Class A	51,029	832
	National CineMedia Inc.	219,935	794
*	comScore Inc.	198,757	523
	Emerald Holding Inc.	82,217	227

	Broadcasting (3.6%)
	ViacomCBS Inc. Class B	815,636	22,715
	Fox Corp. Class A	535,109	14,908
*	Discovery Communications Inc. Class C	670,740	13,395
	Nexstar Media Group Inc. Class A	125,406	12,040
	Fox Corp. Class B	391,732	10,890
*	Discovery Inc. Class A	419,525	9,257
	TEGNA Inc.	697,407	8,732
*	Gray Television Inc.	301,452	4,678
	Sinclair Broadcast Group Inc. Class A	171,575	3,570
*	AMC Networks Inc. Class A	132,423	3,217
	EW Scripps Co. Class A	163,002	1,813
*	iHeartMedia Inc. Class A	196,458	1,811
	Entercom Communications Corp. Class A	403,723	606
*	Hemisphere Media Group Inc.	56,487	503
	Entravision Communications Corp. Class A	202,015	307

	Cable & Satellite (11.4%)
	Comcast Corp. Class A	2,959,808	132,629
*	Charter Communications Inc. Class A	143,124	88,109
*	Liberty Broadband Corp.	132,914	18,620
	Cable One Inc.	9,298	17,111
*	DISH Network Corp. Class A	454,774	16,154
*	Liberty Broadband Corp. Class A	111,196	15,366
*	Altice USA Inc. Class A	554,609	15,296
*	Liberty Media Corp-Liberty SiriusXM Class C	352,974	12,705
	Sirius XM Holdings Inc.	1,766,100	10,367
*	Liberty Media Corp-Liberty SiriusXM Class A	269,153	9,773
*	MSG Networks Inc.	133,369	1,299
*	WideOpenWest Inc.	168,715	970
	Loral Space & Communications Inc.	40,407	953

	Publishing (1.5%)
	News Corp. Class A	933,263	14,111
	New York Times Co. Class A	301,577	13,067
	News Corp. Class B	437,299	6,590
	John Wiley & Sons Inc. Class A	150,699	4,770
	Scholastic Corp.	99,680	2,243
	Meredith Corp.	135,201	1,893

Communication Services Index Fund

			Market
			Value•
		Shares	($000)
	Gannett Co. Inc.	416,931	721
	Tribune Publishing Co.	41,539	471
			534,621
Wireless Telecommunication Services (3.0%)
*	T-Mobile US Inc.	590,093	68,852
	Shenandoah T elecommunications Co.	160,039	8,850
	Telephone and Data Systems Inc.	327,300	7,571
*	Boingo Wireless Inc.	141,640	1,840
*	United States Cellular Corp.	44,588	1,622
*,^	Gogo Inc.	187,420	963
			89,698
Total Common Stocks (Cost $2,537,777)			2,976,376
Temporary Cash Investment (0.3%)
Money Market Fund (0.3%)
[1,2]	Vanguard Market Liquidity Fund, 0.147% (Cost $9,462)	94,641	9,464
Total Investments (100.2%) (Cost $2,547,239)			2,985,840
Other Assets and Liabilities—Net (-0.2%)			(4,964)
Net Assets (100%)			2,980,876

Cost is in $000.

•	See Note A in Notes to Financial Statements.

*	Non-income-producing security.

^	Includes partial security positions on loan to broker-dealers.

The total value of securities on loan is $5,484,000.

1	Collateral of $5,878,000 was received for securities on loan.

2	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

Derivative Financial Instruments Outstanding as of Period End

Over-the-Counter Total Return Swaps
				Floating
				Interest Rate	Value and	Value and
			Notional	Received	Unrealized	Unrealized
	Termination		Amount	(Paid)[1]	Appreciation	(Depreciation)
Reference Entity	Date	Counterparty	($000)	(%)	($000)	($000)
Sirius XM Holdings Inc.	2/2/21	GSI	3,897	(0.161)	—	(73)

1	Based on 1-month USD London Interbank Offered Rate (LIBOR) as of the most recent payment date. Floating interest payment received/paid monthly.

GSI—Goldman Sachs International.

See accompanying Notes, which are an integral part of the Financial Statements.

Communication Services Index Fund

Statement of Assets and Liabilities

As of August 31, 2020

($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value
Unaffiliated Issuers (Cost $2,537,777)	2,976,376
Affiliated Issuers (Cost $9,462)	9,464
Total Investments in Securities	2,985,840
Investment in Vanguard	115
Receivables for Investment Securities Sold	30,840
Receivables for Accrued Income	797
Receivables for Capital Shares Issued	826
Total Assets	3,018,418
Liabilities
Payables for Investment Securities Purchased	30,735
Collateral for Securities on Loan	5,878
Payables for Capital Shares Redeemed	714
Payables to Vanguard	142
Unrealized Depreciation—Over-the-Counter Swap Contracts	73
Total Liabilities	37,542
Net Assets	2,980,876

At August 31, 2020, net assets consisted of:

Paid-in Capital	2,910,458
Total Distributable Earnings (Loss)	70,418
Net Assets	2,980,876

ETF Shares—Net Assets
Applicable to 26,966,985 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	2,913,643
Net Asset Value Per Share—ETF Shares	$108.04

Admiral Shares—Net Assets
Applicable to 1,221,048 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	67,233
Net Asset Value Per Share—Admiral Shares	$55.06

See accompanying Notes, which are an integral part of the Financial Statements.

Communication Services Index Fund

Statement of Operations

Year Ended
August 31, 2020
($000)
Investment Income
Income
Dividends	25,836
Interest[1]	41
Securities Lending—Net	951
Total Income	26,828
Expenses
The Vanguard Group—Note B
Investment Advisory Services	337
Management and Administrative—ETF Shares	1,489
Management and Administrative—Admiral Shares	39
Marketing and Distribution—ETF Shares	133
Marketing and Distribution—Admiral Shares	4
Custodian Fees	12
Auditing Fees	32
Shareholders’ Reports—ETF Shares	199
Shareholders’ Reports—Admiral Shares	1
Trustees’ Fees and Expenses	1
Total Expenses	2,247
Net Investment Income	24,581
Realized Net Gain (Loss)
Investment Securities Sold[1,2]	108,910
Futures Contracts	(36)
Swap Contracts	(3)
Realized Net Gain (Loss)	108,871
Change in Unrealized Appreciation (Depreciation)
Investment Securities[1]	434,938
Swap Contracts	(208)
Change in Unrealized Appreciation (Depreciation)	434,730
Net Increase (Decrease) in Net Assets Resulting from Operations	568,182

1	Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $41,000, $6,000, and $1,000, respectively. Purchases and sales are for temporary cash investment purposes.

2	Includes $133,403,000 of net gain (loss) resulting from in-kind redemptions.

Statement of Changes in Net Assets

	Year Ended August 31,
	2020	2019
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	24,581	18,049
Realized Net Gain (Loss)	108,871	21,279
Change in Unrealized Appreciation (Depreciation)	434,730	(5,789)
Net Increase (Decrease) in Net Assets Resulting from Operations	568,182	33,539
Distributions[1]
ETF Shares	(22,506)	(14,813)
Admiral Shares	(540)	(463)
Total Distributions	(23,046)	(15,276)
Capital Share Transactions
ETF Shares	364,805	983,508
Admiral Shares	4,709	3,352
Net Increase (Decrease) from Capital Share Transactions	369,514	986,860
Total Increase (Decrease)	914,650	1,005,123
Net Assets
Beginning of Period	2,066,226	1,061,103
End of Period	2,980,876	2,066,226

1 Certain prior-period numbers have been reclassified to conform with current period presentation.

See accompanying Notes, which are an integral part of the Financial Statements.

Communication Services Index Fund

Financial Highlights

ETF Shares

For a Share Outstanding	Year Ended August 31,
Throughout Each Period	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$87.24	$86.83	$93.54	$95.16	$83.80
Investment Operations
Net Investment Income	1.005[1]	.917[1]	3.067[1]	3.108[1]	2.622
Net Realized and Unrealized Gain (Loss) on Investments	20.743	.316	(6.297)	(1.587)	12.811
Total from Investment Operations	21.748	1.233	(3.230)	1.521	15.433
Distributions
Dividends from Net Investment Income	(.948)	(.823)	(3.480)	(3.141)	(4.073)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.948)	(.823)	(3.480)	(3.141)	(4.073)
Net Asset Value, End of Period	$108.04	$87.24	$86.83	$93.54	$95.16

Total Return	25.15%	1.47%	-3.50%	1.62%	19.14%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,914	$2,016	$1,015	$1,388	$1,483
Ratio of Total Expenses to Average Net Assets	0.10%	0.10%	0.10%	0.10%	0.10%
Ratio of Net Investment Income to Average Net Assets	1.09%	1.09%	3.48%	3.26%	3.10%
Portfolio Turnover Rate[2]	15%	33%	84%	18%	20%

1	Calculated based on average shares outstanding.

2	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

Admiral Shares

For a Share Outstanding	Year Ended August 31,
Throughout Each Period	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$44.46	$44.25	$47.67	$48.50	$42.71
Investment Operations
Net Investment Income	.512[1]	.470[1]	1.554[1]	1.601[1]	1.337
Net Realized and Unrealized Gain (Loss) on Investments	10.571	.157	(3.199)	(.829)	6.529
Total from Investment Operations	11.083	.627	(1.645)	.772	7.866
Distributions
Dividends from Net Investment Income	(.483)	(.417)	(1.775)	(1.602)	(2.076)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.483)	(.417)	(1.775)	(1.602)	(2.076)
Net Asset Value, End of Period	$55.06	$44.46	$44.25	$47.67	$48.50

Total Return[2]	25.16%	1.46%	-3.48%	1.61%	19.14%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$67	$50	$46	$50	$65
Ratio of Total Expenses to Average Net Assets	0.10%	0.10%	0.10%	0.10%	0.10%
Ratio of Net Investment Income to Average Net Assets	1.10%	1.09%	3.48%	3.26%	3.10%
Portfolio Turnover Rate[3]	15%	33%	84%	18%	20%

1	Calculated based on average shares outstanding.

2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

3	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Communication Services Index Fund

Notes to Financial Statements

Vanguard Communication Services Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: ETF Shares and Admiral Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker.

Market disruptions associated with the COVID-19 pandemic have had a global impact, and uncertainty exists as to the long-term implications. Such disruptions can adversely affect assets of the fund and thus fund performance.

A.    The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.

During the year ended August 31, 2020, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period. The fund had no open futures contracts at August 31, 2020.

3. Swap Contracts: The fund has entered into equity swap contracts to earn the total return on selected reference stocks in the fund’s target index. Under the terms of the swaps, the fund receives the total return on the referenced stock (i.e., receiving the increase or paying the decrease in value of the selected reference stock and receiving the equivalent of any dividends in respect of the selected referenced stock) over a specified period of time, applied to a notional amount that represents the value of a designated number of shares of the selected reference stock at the beginning of the equity swap contract. The fund also pays a floating rate that is based on short-term interest rates, applied to the notional amount. At the same time, the fund generally invests an amount approximating the notional amount of the swap in high-quality temporary cash investments.

A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund’s maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The fund mitigates its counterparty risk by entering into swaps only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. In the event of a counterparty’s default (including bankruptcy), the fund may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master

Communication Services Index Fund

netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Schedule of Investments. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

The notional amounts of swap contracts are not recorded in the Statement of Assets and Liabilities. Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until periodic payments are made or the termination of the swap, at which time realized gain (loss) is recorded.

During the year ended August 31, 2020, the fund’s average amounts of investments in total return swaps represented less than 1% of net assets, based on the average of notional amounts at each quarter-end during the period.

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.

6. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Collateral investments in Vanguard Market Liquidity Fund are subject to market appreciation or depreciation. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

7. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes, subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate (or an acceptable alternate rate, if necessary), federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread, except that borrowings under the uncommitted credit facility may bear interest based upon an alternative rate agreed to by the fund and Vanguard.

Communication Services Index Fund

In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.

For the year ended August 31, 2020, the fund did not utilize the credit facilities or the Interfund Lending Program.

8. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B.     In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2020, the fund had contributed to Vanguard capital in the amount of $115,000, representing less than 0.01% of the fund’s net assets and 0.05% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C.     Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.

The following table summarizes the market value of the fund’s investments and derivatives as of August 31, 2020, based on the inputs used to value them:

	Level 1	Level 2	Level 3	Total
	($000)	($000)	($000)	($000)
Investments
Assets
Common Stocks	2,976,376	—	—	2,976,376
Temporary Cash Investments	9,464	—	—	9,464
Total	2,985,840	—	—	2,985,840
Derivative Financial Instruments
Liabilities
Swap Contracts	—	73	—	73

Communication Services Index Fund

D.     Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for in-kind redemptions and swap agreements were reclassified between the following accounts:

Amount
($000)
Paid-in Capital	133,403
Total Distributable Earnings (Loss)	(133,403)

Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales and the recognition of unrealized gains or losses from certain derivative contracts. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:

Amount
($000)
Undistributed Ordinary Income	6,600
Undistributed Long-term Gains	—
Capital Loss Carryforwards	(374,783)
Qualified Late-Year Losses	—
Net Unrealized Gains (Losses)	438,601

The tax character of distributions paid was as follows:

	Year Ended August 31,
	2020	2019
	Amount	Amount
	($000)	($000)
Ordinary Income*	23,046	15,276
Long-Term Capital Gains	—	—
Total	23,046	15,276

* Includes short-term capital gains, if any.

As of August 31, 2020, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Amount
($000)
Tax Cost	2,547,239
Gross Unrealized Appreciation	582,580
Gross Unrealized Depreciation	(143,979)
Net Unrealized Appreciation (Depreciation)	438,601

E.     During the year ended August 31, 2020, the fund purchased $1,660,143,000 of investment securities and sold $1,290,004,000 of investment securities, other than temporary cash investments. Purchases and sales include $1,285,915,000 and $962,024,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

Communication Services Index Fund

F.     Capital share transactions for each class of shares were:

			Year Ended August 31,
		2020		2019
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
ETF Shares
Issued	1,330,015	14,802	1,833,068	21,800
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(965,210)	(10,950)	(849,560)	(10,375)
Net Increase (Decrease)—ETF Shares	364,805	3,852	983,508	11,425
Admiral Shares
Issued	39,541	862	27,900	653
Issued in Lieu of Cash Distributions	448	10	387	9
Redeemed	(35,280)	(771)	(24,935)	(584)
Net Increase (Decrease)—Admiral Shares	4,709	101	3,352	78

G.     Management has determined that no events or transactions occurred subsequent to August 31, 2020, that would require recognition or disclosure in these financial statements.

Consumer Discretionary Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: August 31, 2010–August 31, 2020

Initial Investment of $10,000

		Average Annual Total Returns		Final Value
		Periods Ended August 31, 2020		of a $10,000
	One Year	Five Years	Ten Years	Investment
Consumer Discretionary Index Fund ETF Shares Net Asset Value	39.98%	17.04%	19.41%	$58,919
Consumer Discretionary Index Fund ETF Shares Market Price	40.17	17.05	19.43	59,031
Consumer Discretionary Spliced Index	40.11	17.13	19.52	59,482
MSCI US IMI/2500	21.48	13.88	14.99	40,426
Consumer Discretionary Spliced Index: MSCI US IMI/Consumer Discretionary 25/50 through May 2, 2018; MSCI US IMI/Consumer Discretionary 25/50 Transition Index through December 2, 2018; MSCI US IMI/Consumer Discretionary 25/50 thereafter.

				Final Value
				of a $100,000
	One Year	Five Years	Ten Years	Investment
Consumer Discretionary Index Fund Admiral Shares	40.01%	17.05%	19.41%	$589,303
Consumer Discretionary Spliced Index	40.11	17.13	19.52	594,825
MSCI US IMI/2500	21.48	13.88	14.99	404,265

Cumulative Returns: ETF Shares, August 31, 2010–August 31, 2020

	One Year	Five Years	Ten Years
Consumer Discretionary Index Fund ETF Shares Market Price	40.17%	119.73%	490.31%
Consumer Discretionary Index Fund ETF Shares Net Asset Value	39.98	119.64	489.19
Consumer Discretionary Spliced Index	40.11	120.44	494.82

For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares’ market prices have compared with their net asset value, visit vanguard.com, select your ETF, and then select the Price and Performance tab. The ETF premium/discount analysis there shows the percentages of days on which the ETF Shares’ market price was above or below the NAV.

See Financial Highlights for dividend and capital gains information.

Consumer Discretionary Index Fund

Fund Allocation

As of August 31, 2020

Apparel Retail	3.8%
Apparel, Accessories & Luxury Goods	2.9
Auto Parts & Equipment	2.4
Automobile Manufacturers	8.9
Automotive Retail	3.6
Casinos & Gaming	2.0
Computer & Electronics Retail	0.8
Consumer Electronics	0.5
Department Stores	0.3
Distributors	1.0
Education Services	1.1
Footwear	3.9
General Merchandise Stores	3.9
Home Furnishings	0.6
Home Improvement Retail	10.9
Homebuilding	3.2
Homefurnishing Retail	0.8
Hotels, Resorts & Cruise Lines	2.8
Household Appliances	0.6
Housewares & Specialties	0.3
Internet & Direct Marketing Retail	29.9
Leisure Facilities	0.5
Leisure Products	1.8
Motorcycle Manufacturers	0.1
Restaurants	10.4
Specialized Consumer Services	0.8
Specialty Stores	2.0
Tires & Rubber	0.2

The table reflects the fund’s investments, except for short-term investments and derivatives. Sector categories are based on the Global Industry Classification Standard (“GICS”), except for the “Other” category (if applicable), which includes securities that have not been provided a GICS classification as of the effective reporting period.

The fund may invest in derivatives (such as futures and swap contracts) for various reasons, including, but not limited to, attempting to remain fully invested and tracking its target index as closely as possible.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard and Poor’s, a division of McGraw-Hill Companies, Inc. (“S&P”), and is licensed for use by Vanguard. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classification makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of its affiliates or any third party involved in making or compiling the GICS or any GICS classification have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

Consumer Discretionary Index Fund

Financial Statements

Schedule of Investments

As of August 31, 2020

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.

			Market
			Value•
		Shares	($000)
Common Stocks (98.3%)
Auto Components (2.6%)
	Aptiv plc	294,302	25,345
	BorgWarner Inc.	253,076	10,272
	Gentex Corp.	304,890	8,247
	Autoliv Inc.	104,421	8,180
	Lear Corp.	70,565	8,040
*	Fox Factory Holding Corp.	58,123	5,859
	LCI Industries	38,829	4,412
	Goodyear Tire & Rubber Co.	403,262	3,869
*	Dorman Products Inc.	45,259	3,833
	Cooper Tire & Rubber Co.	104,324	3,607
	Dana Inc.	253,273	3,533
*	Visteon Corp.	46,368	3,498
*,^	Veoneer Inc.	238,147	3,306
*	Delphi Technologies plc	189,674	3,295
*	Gentherm Inc.	64,941	2,937
*	Adient plc	168,667	2,925
*	American Axle & Manufacturing Holdings Inc.	303,856	2,364
	Standard Motor Products Inc.	51,989	2,362
*	Stoneridge Inc.	92,576	1,870
*	Tenneco Inc. Class A	212,482	1,728
*	Motorcar Parts of America Inc.	78,615	1,369
*	Modine Manufacturing Co.	200,292	1,356
*	Cooper-Standard Holdings Inc.	70,207	1,272
*	Garrett Motion Inc.	311,043	855
			114,334
Automobiles (8.8%)
*	Tesla Inc.	620,075	308,996
	General Motors Co.	1,376,841	40,796
	Ford Motor Co.	4,236,906	28,896
	Thor Industries Inc.	71,625	6,763
	Harley-Davidson Inc.	210,733	5,839
	Winnebago Industries Inc.	54,947	2,966
			394,256
Distributors (1.0%)
	Genuine Parts Co.	165,169	15,598
	Pool Corp.	46,359	15,198
*	LKQ Corp.	347,448	11,028
	Core-Mark Holding Co. Inc.	92,605	3,095
*	Funko Inc. Class A	78,731	460
			45,379
Diversified Consumer Services (1.8%)
*	Chegg Inc.	144,954	10,689
	Service Corp. International	217,721	9,939
*	Bright Horizons Family Solutions Inc.	72,851	9,690
*	ServiceMaster Global Holdings Inc.	181,719	7,250
*	Grand Canyon Education Inc.	63,474	5,969
*	frontdoor Inc.	119,490	5,206
	H&R Block Inc.	289,372	4,196
	Strategic Education Inc.	35,283	3,619
	Graham Holdings Co. Class B	8,043	3,442
*	K12 Inc.	92,066	3,426
*	Adtalem Global Education Inc.	92,863	3,083
*	Laureate Education Inc. Class A	237,917	2,979
*	WW International Inc.	103,424	2,428
*	Perdoceo Education Corp.	160,149	2,301
*	American Public Education Inc.	54,488	1,713
	Carriage Services Inc. Class A	70,128	1,553
	OneSpaWorld Holdings Ltd.	202,286	1,402
*	Houghton Mifflin Harcourt Co.	443,419	1,002
*	Regis Corp.	103,795	767
			80,654
Hotels, Restaurants & Leisure (15.5%)
	McDonald’s Corp.	799,198	170,645
	Starbucks Corp.	1,272,559	107,493
*	Chipotle Mexican Grill Inc. Class A	28,464	37,296
	Yum! Brands Inc.	325,358	31,186
	Marriott International Inc. Class A	298,974	30,767
	Hilton Worldwide Holdings Inc.	302,283	27,314
	Las Vegas Sands Corp.	383,231	19,434
	Domino’s Pizza Inc.	43,651	17,852
	Royal Caribbean Cruises Ltd.	210,696	14,504
	Darden Restaurants Inc.	150,942	13,082
	MGM Resorts International	558,908	12,575
	Vail Resorts Inc.	47,929	10,433
	Wynn Resorts Ltd.	116,731	10,208
*	Caesars Entertainment Inc.	219,362	10,047
	Carnival Corp.	587,252	9,678
*	Penn National Gaming Inc.	178,692	9,131
	Churchill Downs Inc.	46,983	8,211
	Aramark	291,834	8,043
	Dunkin’ Brands Group Inc.	103,452	7,871
*	Planet Fitness Inc. Class A	107,503	6,535
	Wingstop Inc.	39,904	6,520
	Wyndham Hotels & Resorts Inc.	123,338	6,458
*,^	Norwegian Cruise Line Holdings Ltd.	350,146	5,991
	Texas Roadhouse Inc. Class A	91,940	5,791
	Marriott Vacations Worldwide Corp.	57,229	5,418
	Wendy’s Co.	258,690	5,417
	Choice Hotels International Inc.	52,452	5,208
	Cracker Barrel Old Country Store Inc.	35,298	4,720
	Papa John’s International Inc.	44,470	4,371
	Brinker International Inc.	96,713	4,356
*	Shake Shack Inc. Class A	60,261	4,113
	Boyd Gaming Corp.	148,525	3,977
	Wyndham Destinations Inc.	135,726	3,935
	Extended Stay America Inc.	291,091	3,636
	Hyatt Hotels Corp. Class A	61,588	3,479
	Jack in the Box Inc.	40,509	3,338
*	Hilton Grand Vacations Inc.	147,707	3,236
	Six Flags Entertainment Corp.	146,279	3,179
	Red Rock Resorts Inc. Class A	177,876	3,037
^	Cheesecake Factory Inc.	101,935	3,010
*	Scientific Games Corp.	145,331	3,006
	Bloomin’ Brands Inc.	187,082	2,683
	Dine Brands Global Inc.	44,850	2,671
*	SeaWorld Entertainment Inc.	127,400	2,599
	BJ’s Restaurants Inc.	79,507	2,506
	Dave & Buster’s Entertainment Inc.	147,161	2,447
*	Everi Holdings Inc.	306,358	2,377
*	Denny’s Corp.	201,119	2,305
*	Monarch Casino & Resort Inc.	47,540	2,187
*	Accel Entertainment Inc.	174,807	2,073
	Twin River Worldwide Holdings Inc.	68,916	1,649
*	Chuy’s Holdings Inc.	68,954	1,534
*	El Pollo Loco Holdings Inc.	79,591	1,422
	Ruth’s Hospitality Group Inc.	134,540	1,382
*	Lindblad Expeditions Holdings Inc.	123,605	1,224
*	Carrols Restaurant Group Inc.	153,584	1,023
*	Del Taco Restaurants Inc.	115,915	975
*	Golden Entertainment Inc	75,592	971
*	Playa Hotels & Resorts NV	215,768	911
*	Fiesta Restaurant Group Inc.	80,371	805
	BBX Capital Corp. Class A	48,914	753
*	Red Robin Gourmet Burgers Inc.	44,612	495
*	PlayAGS Inc.	116,495	466
*	Biglari Holdings Inc. Class B	3,810	378
*	Target Hospitality Corp.	146,960	213
			690,550

Consumer Discretionary Index Fund

			Market
			Value•
		Shares	($000)
Household Durables (5.1%)
	DR Horton Inc.	381,374	27,219
	Lennar Corp. Class A	303,425	22,702
	Garmin Ltd.	161,705	16,754
*	NVR Inc.	3,974	16,565
	PulteGroup Inc.	315,519	14,069
	Whirlpool Corp.	74,560	13,251
	Newell Brands Inc.	506,242	8,090
	Leggett & Platt Inc.	176,635	7,242
	Toll Brothers Inc.	170,347	7,192
*	Mohawk Industries Inc.	77,824	7,185
*	TopBuild Corp.	46,345	7,128
*	Helen of Troy Ltd.	32,914	6,807
*	Tempur Sealy International Inc.	71,037	6,077
*	Meritage Homes Corp.	56,978	5,472
*	Taylor Morrison Home Corp. Class A	202,121	4,756
	KB Home	123,466	4,415
*	LGI Homes Inc.	36,525	4,086
	MDC Holdings Inc.	93,227	4,044
*	Installed Building Products Inc.	45,391	3,941
*	TRI Pointe Group Inc.	232,123	3,918
*	iRobot Corp.	47,139	3,490
	Tupperware Brands Corp.	202,738	3,303
	La-Z-Boy Inc.	97,362	3,164
*	Cavco Industries Inc.	15,945	3,044
*	Sonos Inc.	215,552	3,033
*	Skyline Champion Corp.	104,904	2,994
*	M/I Homes Inc.	68,844	2,930
*	Century Communities Inc.	73,241	2,613
*	GoPro Inc. Class A	415,600	1,908
*	Universal Electronics Inc.	44,598	1,832
*	Green Brick Partners Inc.	104,524	1,488
*	Beazer Homes USA Inc.	120,044	1,469
	Ethan Allen Interiors Inc.	97,941	1,395
	Hooker Furniture Corp.	49,213	1,213
*	Lovesac Co.	45,211	1,197
*	Legacy Housing Corp.	35,457	541
			226,527
Internet & Direct Marketing Retail (29.4%)
*	Amazon.com Inc.	294,313	1,015,662
*	Booking Holdings Inc.	45,498	86,922
*	MercadoLibre Inc.	47,689	55,729
	eBay Inc.	872,354	47,787
*	Wayfair Inc.	72,997	21,648
*	Etsy Inc.	137,339	16,439
	Expedia Group Inc.	155,217	15,234
*	Overstock.com Inc.	102,788	8,994
*	Grubhub Inc.	114,924	8,315
*	Qurate Retail Group Inc. QVC Group Class A	549,332	6,070
*	Stamps.com Inc.	23,281	5,805
*	Chewy Inc.	93,353	5,701
	Shutterstock Inc.	52,305	2,632
*,^	Stitch Fix Inc. Class A	108,476	2,620
*	Quotient Technology Inc.	271,599	2,366
*	Groupon Inc. Class A	73,390	2,336
*	1-800-Flowers.com Inc. Class A	76,569	2,292
	PetMed Express Inc.	60,697	2,110
*	RealReal Inc.	88,969	1,429
*,^	Revolve Group Inc.	65,573	1,317
*	Duluth Holdings Inc.	84,252	815
*	Lands’ End Inc.	53,118	711
			1,312,934
Leisure Products (1.7%)
*	Peloton Interactive Inc. Class A	221,830	17,008
	Hasbro Inc.	151,328	11,946
	Polaris Inc.	74,840	7,562
	Brunswick Corp.	103,546	6,408
*	YETI Holdings Inc.	117,236	6,023
*	Mattel Inc.	501,331	5,387
*	Vista Outdoor Inc.	211,099	4,097
	Callaway Golf Co.	176,933	3,691
*	Smith & Wesson Brands Inc.	171,205	3,126
	Acushnet Holdings Corp.	77,802	2,746
	Sturm Ruger & Co. Inc.	37,380	2,649
*	Malibu Boats Inc. Class A	46,130	2,392
	Johnson Outdoors Inc. Class A	23,822	2,042
*	MasterCraft Boat Holdings Inc.	78,161	1,634
*	American Outdoor Brands Inc.	42,920	654
			77,365
Multiline Retail (4.2%)
	Target Corp.	538,880	81,484
	Dollar General Corp.	273,350	55,184
*	Dollar Tree Inc.	258,622	24,898
*	Ollie’s Bargain Outlet Holdings Inc.	73,749	7,046
	Kohl’s Corp.	227,763	4,865
^	Macy’s Inc.	544,848	3,798
	Big Lots Inc.	77,314	3,645
^	Nordstrom Inc.	200,092	3,201
^	Dillard’s Inc. Class A	35,813	1,082
			185,203
Other (0.0%)[1]
*,§	Media General Inc. CVR	69,182	3

Specialty Retail (21.5%)
	Home Depot Inc.	1,154,883	329,188
	Lowe’s Cos. Inc.	835,512	137,600
	TJX Cos. Inc.	1,279,737	70,117
*	O’Reilly Automotive Inc.	82,479	38,405
	Ross Stores Inc.	386,746	35,225
*	AutoZone Inc.	25,949	31,043
	Best Buy Co. Inc.	254,936	28,275
	Tractor Supply Co.	131,597	19,586
*	CarMax Inc.	183,140	19,583
*	Carvana Co. Class A	78,921	17,044
	Tiffany & Co.	123,379	15,114
*	Burlington Stores Inc.	74,870	14,744
*	Ulta Beauty Inc.	61,553	14,291
	Advance Auto Parts Inc.	79,958	12,498
	L Brands Inc.	334,912	9,846
	Williams-Sonoma Inc.	96,860	8,500
	Lithia Motors Inc. Class A	33,398	8,315
*	Floor & Decor Holdings Inc. Class A	108,656	7,958
*	Five Below Inc.	70,054	7,667
*	Rh	22,322	7,379
	Gap Inc.	381,953	6,642
	Aaron’s Inc.	104,628	5,848
	Dick’s Sporting Goods Inc.	106,088	5,741
*	Murphy USA Inc.	40,020	5,397
*	AutoNation Inc.	90,313	5,135
*	National Vision Holdings Inc.	128,850	4,841
	Foot Locker Inc.	156,199	4,738
*	At Home Group Inc.	212,500	4,061
	Bed Bath & Beyond Inc.	326,639	3,978
*	Asbury Automotive Group Inc.	36,924	3,906
	American Eagle Outfitters Inc.	298,594	3,765
*,^	Michaels Cos. Inc.	304,053	3,421
	Group 1 Automotive Inc.	39,332	3,400
*	Sleep Number Corp.	67,396	3,235
	Penske Automotive Group Inc.	66,838	3,153
*	Urban Outfitters Inc.	133,493	3,142
	Sonic Automotive Inc. Class A	73,724	3,116
	Rent-A-Center Inc.	98,740	3,031
	Signet Jewelers Ltd.	175,374	3,029
*	Lumber Liquidators Holdings Inc.	119,258	2,861
	Camping World Holdings Inc. Class A	97,790	2,842
	Monro Inc.	61,612	2,840
	ODP Corp.	118,313	2,766
*	MarineMax Inc.	89,352	2,628
*	Sally Beauty Holdings Inc.	229,642	2,563
	Abercrombie & Fitch Co.	192,694	2,507
*	Boot Barn Holdings Inc.	82,994	2,343
*	America’s Car-Mart Inc.	23,267	2,338
*	Hibbett Sports Inc.	67,976	2,268
	Buckle Inc.	109,563	2,053
*	Zumiez Inc.	79,773	2,049
	Guess? Inc.	163,873	1,885
	Winmark Corp.	11,954	1,846
	Designer Brands Inc. Class A	251,305	1,772
*,^	GameStop Corp. Class A	238,249	1,591
	Haverty Furniture Cos. Inc.	67,398	1,423
	Caleres Inc.	166,468	1,300
	Shoe Carnival Inc.	38,317	1,260
*	Conn’s Inc.	90,589	1,158
	Children’s Place Inc.	56,794	1,134
*	Genesco Inc.	57,830	1,128
	Cato Corp. Class A	89,223	714
	Chico’s FAS Inc.	478,483	612
*	Express Inc.	248,858	276
			958,114
Textiles, Apparel & Luxury Goods (6.7%)
	NIKE Inc. Class B	1,317,126	147,373
*	Lululemon Athletica Inc.	132,310	49,705
	VF Corp.	367,249	24,147
	Hanesbrands Inc.	494,206	7,556
*	Deckers Outdoor Corp.	36,356	7,412
	PVH Corp.	100,564	5,608
*	Skechers USA Inc. Class A	186,524	5,568
	Tapestry Inc.	376,260	5,542
	Carter’s Inc.	61,821	4,922
	Ralph Lauren Corp. Class A	69,236	4,766
*	Crocs Inc.	116,220	4,638
	Columbia Sportswear Co.	48,550	4,154
	Wolverine World Wide Inc.	146,922	3,670
*	Capri Holdings Ltd.	231,301	3,664
*	Under Armour Inc. Class A	348,459	3,418
*	Under Armour Inc. Class C	357,274	3,162
	Steven Madden Ltd.	146,848	3,107
	Kontoor Brands Inc.	132,196	2,922
	Oxford Industries Inc.	48,177	2,386

Consumer Discretionary Index Fund

			Market
			Value•
		Shares	($000)
	Levi Strauss & Co. Class A	172,883	2,130
*	G-III Apparel Group Ltd.	172,594	1,909
*	Fossil Group Inc.	200,123	1,288
	Movado Group Inc.	68,401	746
*	Unifi Inc.	57,995	709
*	Vera Bradley Inc.	96,530	509
			301,011
Total Common Stocks (Cost $3,228,250)			4,386,330
Temporary Cash Investment (1.6%)
[2,3]	Vanguard Market Liquidity Fund, 0.147% (Cost $72,433)	724,497	72,450
Total Investments (99.9%) (Cost $3,300,683)			4,458,780
Other Assets and Liabilities—Net (0.1%)			4,181
Net Assets (100%)			4,462,961

Cost is in $000.

•	See Note A in Notes to Financial Statements.

*	Non-income-producing security.

^	Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $15,242,000.

§	Security value determined using significant unobservable inputs.

1	“Other” represents securities that are not classified by the fund’s benchmark index.

2	Collateral of $16,252,000 was received for securities on loan.

3	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

CVR—Contingent Value Rights.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
($000)
Value and
		Number of		Unrealized
		Long (Short)	Notional	Appreciation
	Expiration	Contracts	Amount	(Depreciation)
Long Futures Contracts
E-mini S&P 500 Index	December 2020	9	1,570	(3)

Over-the-Counter Total Return Swaps
				Floating
				Interest Rate	Value and	Value and
			Notional	Received	Unrealized	Unrealized
	Termination		Amount	(Paid)[1]	Appreciation	(Depreciation)
Reference Entity	Date	Counterparty	($000)	(%)	($000)	($000)
Tesla Inc.	2/2/21	GSI	55,069	(0.161)	19,676	—

1	Based on 1-month USD London Interbank Offered Rate (LIBOR) as of the most recent payment date. Floating interest payment received/ paid monthly.

GSI—Goldman Sachs International.

At August 31, 2020, a counterparty had deposited in a segregated account securities with a value of $11,743,000 in connection with open over-the-counter swap contracts. After August 31, 2020, the counterparty posted additional collateral of $8,310,000 in connection with open over-the-counter swap contracts as of September 1, 2020.

See accompanying Notes, which are an integral part of the Financial Statements.

Consumer Discretionary Index Fund

Statement of Assets and Liabilities

As of August 31, 2020

($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value
Unaffiliated Issuers (Cost $3,228,250)	4,386,330
Affiliated Issuers (Cost $72,433)	72,450
Total Investments in Securities	4,458,780
Investment in Vanguard	165
Cash Collateral Pledged—Futures Contracts	110
Receivables for Investment Securities Sold	19,300
Receivables for Accrued Income	2,651
Receivables for Capital Shares Issued	1,461
Unrealized Appreciation—Over-the-Counter Swap Contracts	19,676
Total Assets	4,502,143
Liabilities
Payables for Investment Securities Purchased	20,229
Collateral for Securities on Loan	16,252
Payables for Capital Shares Redeemed	2,487
Payables to Vanguard	211
Variation Margin Payable—Futures Contracts	3
Total Liabilities	39,182
Net Assets	4,462,961

At August 31, 2020, net assets consisted of:

Paid-in Capital	3,360,485
Total Distributable Earnings (Loss)	1,102,476
Net Assets	4,462,961

ETF Shares—Net Assets
Applicable to 16,310,352 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	4,026,379
Net Asset Value Per Share—ETF Shares	$246.86

Admiral Shares—Net Assets
Applicable to 3,416,728 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	436,582
Net Asset Value Per Share—Admiral Shares	$127.78

See accompanying Notes, which are an integral part of the Financial Statements.

Consumer Discretionary Index Fund

Statement of Operations

Year Ended
August 31, 2020
($000)
Investment Income
Income
Dividends	37,314
Interest[1]	140
Securities Lending—Net	1,061
Total Income	38,515
Expenses
The Vanguard Group—Note B
Investment Advisory Services	497
Management and Administrative—ETF Shares	2,189
Management and Administrative—Admiral Shares	238
Marketing and Distribution—ETF Shares	152
Marketing and Distribution—Admiral Shares	22
Custodian Fees	23
Auditing Fees	32
Shareholders’ Reports—ETF Shares	163
Shareholders’ Reports—Admiral Shares	7
Trustees’ Fees and Expenses	2
Total Expenses	3,325
Expenses Paid Indirectly	(5)
Net Expenses	3,320
Net Investment Income	35,195
Realized Net Gain (Loss)
Investment Securities Sold[1,2]	413,684
Futures Contracts	48
Swap Contracts	48,435
Realized Net Gain (Loss)	462,167
Change in Unrealized Appreciation (Depreciation)
Investment Securities[1]	688,751
Futures Contracts	(3)
Swap Contracts	19,381
Change in Unrealized Appreciation (Depreciation)	708,129
Net Increase (Decrease) in Net Assets Resulting from Operations	1,205,491

1	Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $140,000, $3,000, and $15,000, respectively. Purchases and sales are for temporary cash investment purposes.

2	Includes $457,054,000 of net gain (loss) resulting from in-kind redemptions.

Statement of Changes in Net Assets

	Year Ended August 31,
	2020	2019
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	35,195	38,231
Realized Net Gain (Loss)	462,167	198,044
Change in Unrealized Appreciation (Depreciation)	708,129	(297,760)
Net Increase (Decrease) in Net Assets Resulting from Operations	1,205,491	(61,485)
Distributions[1]
ETF Shares	(36,170)	(34,304)
Admiral Shares	(3,859)	(3,668)
Total Distributions	(40,029)	(37,972)
Capital Share Transactions
ETF Shares	(74,809)	(55,912)
Admiral Shares	2,845	(1,729)
Net Increase (Decrease) from Capital Share Transactions	(71,964)	(57,641)
Total Increase (Decrease)	1,093,498	(157,098)
Net Assets
Beginning of Period	3,369,463	3,526,561
End of Period	4,462,961	3,369,463

1	Certain prior-period numbers have been reclassified to conform with current period presentation.

See accompanying Notes, which are an integral part of the Financial Statements.

Consumer Discretionary Index Fund

Financial Highlights

ETF Shares

For a Share Outstanding	Year Ended August 31,
Throughout Each Period	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$178.51	$180.85	$141.74	$126.45	$120.80
Investment Operations
Net Investment Income	1.998[1]	2.052[1]	2.066[1]	2.068[1]	1.875
Net Realized and Unrealized Gain (Loss) on Investments	68.603	(2.391)	39.031	15.248	6.259
Total from Investment Operations	70.601	(.339)	41.097	17.316	8.134
Distributions
Dividends from Net Investment Income	(2.251)	(2.001)	(1.987)	(2.026)	(2.484)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(2.251)	(2.001)	(1.987)	(2.026)	(2.484)
Net Asset Value, End of Period	$246.86	$178.51	$180.85	$141.74	$126.45

Total Return	39.98%	-0.14%	29.22%	13.81%	6.84%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$4,026	$3,049	$3,199	$2,198	$1,926
Ratio of Total Expenses to Average Net Assets	0.10%	0.10%	0.10%	0.10%	0.10%
Ratio of Net Investment Income to Average Net Assets	1.06%	1.20%	1.28%	1.53%	1.54%
Portfolio Turnover Rate[2]	10%	9%	28%	6%	7%

1	Calculated based on average shares outstanding.

2	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

Admiral Shares

For a Share Outstanding	Year Ended August 31,
Throughout Each Period	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$92.40	$93.61	$73.36	$65.45	$62.53
Investment Operations
Net Investment Income	1.033[1]	1.058[1]	1.073[1]	1.071[1]	.971
Net Realized and Unrealized Gain (Loss) on Investments	35.512	(1.232)	20.205	7.890	3.239
Total from Investment Operations	36.545	(.174)	21.278	8.961	4.210
Distributions
Dividends from Net Investment Income	(1.165)	(1.036)	(1.028)	(1.051)	(1.290)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(1.165)	(1.036)	(1.028)	(1.051)	(1.290)
Net Asset Value, End of Period	$127.78	$92.40	$93.61	$73.36	$65.45

Total Return[2]	40.01%	-0.14%	29.24%	13.81%	6.83%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$437	$321	$328	$204	$169
Ratio of Total Expenses to Average Net Assets	0.10%	0.10%	0.10%	0.10%	0.10%
Ratio of Net Investment Income to Average Net Assets	1.06%	1.20%	1.28%	1.53%	1.54%
Portfolio Turnover Rate[3]	10%	9%	28%	6%	7%

1	Calculated based on average shares outstanding.

2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

3	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Consumer Discretionary Index Fund

Notes to Financial Statements

Vanguard Consumer Discretionary Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: ETF Shares and Admiral Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker.

Market disruptions associated with the COVID-19 pandemic have had a global impact, and uncertainty exists as to the long-term implications. Such disruptions can adversely affect assets of the fund and thus fund performance.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.

During the year ended August 31, 2020, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.

3. Swap Contracts: The fund has entered into equity swap contracts to earn the total return on selected reference stocks in the fund’s target index. Under the terms of the swaps, the fund receives the total return on the referenced stock (i.e., receiving the increase or paying the decrease in value of the selected reference stock and receiving the equivalent of any dividends in respect of the selected referenced stock) over a specified period of time, applied to a notional amount that represents the value of a designated number of shares of the selected reference stock at the beginning of the equity swap contract. The fund also pays a floating rate that is based on short-term interest rates, applied to the notional amount. At the same time, the fund generally invests an amount approximating the notional amount of the swap in high-quality temporary cash investments.

A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund’s maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The fund mitigates its counterparty risk by entering into swaps only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default,

Consumer Discretionary Index Fund

the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. In the event of a counterparty’s default (including bankruptcy), the fund may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Schedule of Investments. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

The notional amounts of swap contracts are not recorded in the Statement of Assets and Liabilities. Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until periodic payments are made or the termination of the swap, at which time realized gain (loss) is recorded.

During the year ended August 31, 2020, the fund’s average amounts of investments in total return swaps represented less than 1% of net assets, based on the average of notional amounts at each quarter-end during the period.

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.

6. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Collateral investments in Vanguard Market Liquidity Fund are subject to market appreciation or depreciation. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

7. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes, subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and

Consumer Discretionary Index Fund

Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate (or an acceptable alternate rate, if necessary), federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread, except that borrowings under the uncommitted credit facility may bear interest based upon an alternative rate agreed to by the fund and Vanguard.

In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.

For the year ended August 31, 2020, the fund did not utilize the credit facilities or the Interfund Lending Program.

8. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2020, the fund had contributed to Vanguard capital in the amount of $165,000, representing less than 0.01% of the fund’s net assets and 0.07% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. The fund’s custodian bank has agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended August 31, 2020, custodian fee offset arrangements reduced the fund’s expenses by $5,000 (an annual rate of less than 0.01% of average net assets).

D. Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.

Consumer Discretionary Index Fund

The following table summarizes the market value of the fund’s investments and derivatives as of August 31, 2020, based on the inputs used to value them:

	Level 1	Level 2	Level 3	Total
	($000)	($000)	($000)	($000)
Investments
Assets
Common Stocks	4,386,327	—	3	4,386,330
Temporary Cash Investments	72,450	—	—	72,450
Total	4,458,777	—	3	4,458,780
Derivative Financial Instruments
Assets
Swap Contracts	—	19,676	—	19,676
Liabilities
Futures Contracts[1]	3	—	—	3

1 Represents variation margin on the last day of the reporting period.

E. Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for in-kind redemptions and swap agreements were reclassified between the following accounts:

Amount
($000)
Paid-in Capital	457,054
Total Distributable Earnings (Loss)	(457,054)

Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales and the recognition of unrealized gains or losses from certain derivative contracts. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:

Amount
($000)
Undistributed Ordinary Income	69,599
Undistributed Long-Term Gains	—
Capital Loss Carryforwards	(121,800)
Qualified Late-Year Losses	—
Net Unrealized Gains (Losses)	1,154,677

The tax character of distributions paid was as follows:

	Year Ended August 31,
	2020	2019
	Amount	Amount
	($000)	($000)
Ordinary Income*	40,029	37,972
Long-Term Capital Gains	—	—
Total	40,029	37,972

* Includes short-term capital gains, if any.

Consumer Discretionary Index Fund

As of August 31, 2020, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Amount
($000)
Tax Cost	3,304,103
Gross Unrealized Appreciation	1,493,138
Gross Unrealized Depreciation	(338,461)
Net Unrealized Appreciation (Depreciation)	1,154,677

F. During the year ended August 31, 2020, the fund purchased $1,258,205,000 of investment securities and sold $1,334,703,000 of investment securities, other than temporary cash investments. Purchases and sales include $889,114,000 and $995,849,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

G. Capital share transactions for each class of shares were:

			Year Ended August 31,
		2020		2019
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
ETF Shares
Issued	928,490	4,882	625,380	3,592
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(1,003,299)	(5,650)	(681,292)	(4,200)
Net Increase (Decrease)—ETF Shares	(74,809)	(768)	(55,912)	(608)
Admiral Shares
Issued	134,048	1,375	108,968	1,234
Issued in Lieu of Cash Distributions	3,403	36	3,235	36
Redeemed	(134,606)	(1,465)	(113,932)	(1,303)
Net Increase (Decrease)—Admiral Shares	2,845	(54)	(1,729)	(33)

H. Management has determined that no events or transactions occurred subsequent to August 31, 2020, that would require recognition or disclosure in these financial statements.

Consumer Staples Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: August 31, 2010–August 31, 2020

Initial Investment of $10,000

		Average Annual Total Returns		Final Value
		Periods Ended August 31, 2020		of a $10,000
	One Year	Five Years	Ten Years	Investment
Consumer Staples Index Fund ETF Shares Net Asset Value	11.01%	9.25%	12.50%	$32,486
Consumer Staples Index Fund ETF Shares Market Price	11.08	9.26	12.52	32,540
MSCI US IMI/Consumer Staples 25/50	11.12	9.34	12.63	32,854
MSCI US IMI/2500	21.48	13.88	14.99	40,426

				Final Value
				of a $100,000
	One Year	Five Years	Ten Years	Investment
Consumer Staples Index Fund Admiral Shares	11.03%	9.25%	12.51%	$325,107
MSCI US IMI/Consumer Staples 25/50	11.12	9.34	12.63	328,542
MSCI US IMI/2500	21.48	13.88	14.99	404,265

Cumulative Returns: ETF Shares, August 31, 2010–August 31, 2020

	One Year	Five Years	Ten Years
Consumer Staples Index Fund ETF Shares Market Price	11.08%	55.72%	225.40%
Consumer Staples Index Fund ETF Shares Net Asset Value	11.01	55.64	224.86
MSCI US IMI/Consumer Staples 25/50	11.12	56.26	228.54

For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares’ market prices have compared with their net asset value, visit vanguard.com, select your ETF, and then select the Price and Performance tab. The ETF premium/discount analysis there shows the percentages of days on which the ETF Shares’ market price was above or below the NAV.

See Financial Highlights for dividend and capital gains information.

Consumer Staples Index Fund

Fund Allocation

As of August 31, 2020

Agricultural Products	2.3%
Brewers	0.9
Distillers & Vintners	2.7
Drug Retail	1.6
Food Distributors	2.3
Food Retail	2.3
Household Products	25.0
Hypermarkets & Super Centers	14.0
Packaged Foods & Meats	16.9
Personal Products	3.6
Soft Drinks	20.1
Tobacco	8.3

The table reflects the fund’s investments, except for short-term investments and derivatives. Sector categories are based on the Global Industry Classification Standard (“GICS”), except for the “Other” category (if applicable), which includes securities that have not been provided a GICS classification as of the effective reporting period.

The fund may invest in derivatives (such as futures and swap contracts) for various reasons, including, but not limited to, attempting to remain fully invested and tracking its target index as closely as possible.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard and Poor’s, a division of McGraw-Hill Companies, Inc. (“S&P”), and is licensed for use by Vanguard. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classification makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of its affiliates or any third party involved in making or compiling the GICS or any GICS classification have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

Consumer Staples Index Fund

Financial Statements

Schedule of Investments

As of August 31, 2020

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.

			Market
			Value•
		Shares	($000)
Common Stocks (99.6%)
Beverages (23.5%)
	Coca-Cola Co.	12,089,815	598,808
	PepsiCo Inc.	4,120,358	577,097
*	Monster Beverage Corp.	1,275,415	106,956
	Constellation Brands Inc. Class A	524,782	96,812
	Brown-Forman Corp. Class B	982,541	71,892
*	Boston Beer Co. Inc. Class A	39,427	34,774
	Molson Coors Beverage Co. Class B	619,423	23,315
	Coca-Cola Consolidated Inc.	28,825	7,878
*,^	National Beverage Corp.	85,140	6,924
	MGP Ingredients Inc.	81,396	2,894
*,^	NewAge Inc.	702,327	1,524
			1,528,874
Food & Staples Retailing (20.0%)
	Walmart Inc.	4,195,928	582,604
	Costco Wholesale Corp.	842,245	292,815
	Sysco Corp.	1,626,475	97,816
	Kroger Co.	2,695,579	96,178
	Walgreens Boots Alliance Inc.	2,495,481	94,878
	Casey’s General Stores Inc.	137,547	24,463
*	BJ’s Wholesale Club Holdings Inc.	483,942	21,492
*	US Foods Holding Corp.	727,019	17,703
*	Performance Food Group Co.	428,043	15,628
*	Sprouts Farmers Market Inc.	538,353	12,570
	PriceSmart Inc.	117,618	7,733
*	United Natural Foods Inc.	382,029	6,896
*	Rite Aid Corp.	451,054	5,873
	Weis Markets Inc.	115,674	5,695
	SpartanNash Co.	282,871	5,652
	Ingles Markets Inc. Class A	124,916	5,047
*	Chefs’ Warehouse Inc.	259,970	3,850
	Andersons Inc.	181,726	3,222
	Village Super Market Inc. Class A	102,774	2,614
*	Grocery Outlet Holding Corp.	42,248	1,738
			1,304,467
Food Products (19.2%)
	Mondelez International Inc. Class A	4,501,084	262,953
	General Mills Inc.	1,855,771	118,677
	Archer-Daniels-Midland Co.	1,822,265	81,565
	Kraft Heinz Co.	2,111,104	73,973
	Hershey Co.	468,616	69,655
	McCormick & Co. Inc.	313,016	64,544
	Conagra Brands Inc.	1,622,718	62,247
	Tyson Foods Inc. Class A	942,661	59,199
	Kellogg Co.	826,648	58,618
	Hormel Foods Corp.	956,295	48,752
	J M Smucker Co.	365,300	43,902
	Lamb Weston Holdings Inc.	482,677	30,336
*	Freshpet Inc.	241,665	27,453
*	Darling Ingredients Inc.	741,048	23,691
	Campbell Soup Co.	425,071	22,363
	Bunge Ltd.	476,713	21,748
*	Post Holdings Inc.	218,722	19,252
	Ingredion Inc.	237,010	19,065
	Flowers Foods Inc.	690,785	16,897
	Lancaster Colony Corp.	79,481	14,125
*	Hain Celestial Group Inc.	392,671	12,876
	Sanderson Farms Inc.	95,747	11,199
*	Simply Good Foods Co.	405,622	10,080
	B&G Foods Inc.	318,076	9,905
*	TreeHouse Foods Inc.	214,563	9,185
	J&J Snack Foods Corp.	66,809	9,083
*	Hostess Brands Inc. Class A	613,955	7,883
*	Cal-Maine Foods Inc.	186,640	7,202
	Calavo Growers Inc.	91,805	5,827
*	Pilgrim’s Pride Corp.	320,681	5,131
	Tootsie Roll Industries Inc.	159,673	5,108
	John B Sanfilippo & Son Inc.	58,887	4,690
	Fresh Del Monte Produce Inc.	185,089	4,292
*	Landec Corp.	316,961	3,246
*	Farmer Bros Co.	124,338	782
*	Beyond Meat Inc.	5,590	759
	Limoneira Co.	16,552	239
			1,246,502
Household Products (25.0%)
	Procter & Gamble Co.	7,418,645	1,026,221
	Colgate-Palmolive Co.	2,555,731	202,567
	Kimberly-Clark Corp.	1,093,283	172,476
	Clorox Co.	405,672	90,668
	Church & Dwight Co. Inc.	831,805	79,712
	WD-40 Co.	69,065	14,115
	Spectrum Brands Holdings Inc	203,806	12,147
	Energizer Holdings Inc.	259,295	12,003
*	Central Garden & Pet Co.Class A	280,131	10,410
*	Central Garden & Pet Co.	116,722	4,749
	Reynolds Consumer Products Inc.	13,317	443
			1,625,511
Personal Products (3.6%)
	Estee Lauder Cos. Inc. Class A	695,490	154,204
*,^	Herbalife Nutrition Ltd.	450,688	22,151
	Medifast Inc.	110,603	17,997
	Nu Skin Enterprises Inc. Class A	237,677	11,235
*	Edgewell Personal Care Co.	244,197	7,011
	Inter Parfums Inc.	146,664	6,552
*	USANA Health Sciences Inc.	75,716	5,937
*	elf Beauty Inc.	264,753	5,171
	Coty Inc. Class A	1,110,954	3,977
*	BellRing Brands Inc. Class A	10,691	208
			234,443
Tobacco (8.3%)
	Philip Morris International Inc.	3,648,353	291,102
	Altria Group Inc.	5,368,987	234,840
	Vector Group Ltd.	649,080	6,536
	Universal Corp.	125,816	5,462
	Turning Point Brands Inc.	23,995	693
			538,633
Total Common Stocks (Cost $5,640,230)			6,478,430
Temporary Cash Investment (0.4%)
[1,2]	Vanguard Market Liquidity Fund, 0.147% (Cost $27,476)	274,793	27,479
Total Investments (100.0%) (Cost $5,667,706)			6,505,909
Other Assets and Liabilities—Net (0.0%)			(3,124)
Net Assets (100%)			6,502,785

Cost is in $000.

•	See Note A in Notes to Financial Statements.

*	Non-income-producing security.

^	Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $10,485,000.

1	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

2	Collateral of $10,904,000 was received for securities on loan.

Consumer Staples Index Fund

Derivative Financial Instruments Outstanding as of Period End

Over-the-Counter Total Return Swaps
				Floating
				Interest Rate	Value and	Value and
			Notional	Received	Unrealized	Unrealized
	Termination		Amount	(Paid)[1]	Appreciation	(Depreciation)
Reference Entity	Date	Counterparty	($000)	(%)	($000)	($000)
Campbell Soup Co.	2/2/21	GSI	(9,149)	0.161	57	—
McCormick & Co. Inc.	2/2/21	GSI	(15,172)	0.161	292	—
					349	—

1	Based on 1-month USD London Interbank Offered Rate (LIBOR) as of the most recent payment date. Floating interest payment received/ paid monthly.

GSI—Goldman Sachs International.

At August 31, 2020, a counterparty had deposited in a segregated account securities with a value of $472,000 in connection with open over-the-counter swap contracts.

See accompanying Notes, which are an integral part of the Financial Statements.

Consumer Staples Index Fund

Statement of Assets and Liabilities
As of August 31, 2020

($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value
Unaffiliated Issuers (Cost $5,640,230)	6,478,430
Affiliated Issuers (Cost $27,476)	27,479
Total Investments in Securities	6,505,909
Investment in Vanguard	268
Receivables for Investment Securities Sold	5,704
Receivables for Accrued Income	8,631
Receivables for Capital Shares Issued	570
Unrealized Appreciation—Over-the-Counter Swap Contracts	349
Total Assets	6,521,431
Liabilities
Payables for Investment Securities Purchased	5,706
Collateral for Securities on Loan	10,904
Payables for Capital Shares Redeemed	1,720
Payables to Vanguard	316
Total Liabilities	18,646
Net Assets	6,502,785

At August 31, 2020, net assets consisted of:

Paid-in Capital	5,761,693
Total Distributable Earnings (Loss)	741,092
Net Assets	6,502,785

ETF Shares—Net Assets
Applicable to 34,140,925 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	5,712,080
Net Asset Value Per Share—ETF Shares	$167.31

Admiral Shares—Net Assets
Applicable to 9,584,770 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	790,705
Net Asset Value Per Share—Admiral Shares	$82.50

See accompanying Notes, which are an integral part of the Financial Statements.

Consumer Staples Index Fund

Statement of Operations

Year Ended
August 31, 2020
($000)
Investment Income
Income
Dividends	161,760
Interest[1]	160
Securities Lending—Net	676
Total Income	162,596
Expenses
The Vanguard Group—Note B
Investment Advisory Services	907
Management and Administrative—ETF Shares	3,747
Management and Administrative—Admiral Shares	552
Marketing and Distribution—ETF Shares	298
Marketing and Distribution—Admiral Shares	52
Custodian Fees	7
Auditing Fees	32
Shareholders’ Reports—ETF Shares	447
Shareholders’ Reports—Admiral Shares	20
Trustees’ Fees and Expenses	4
Total Expenses	6,066
Expenses Paid Indirectly	(2)
Net Expenses	6,064
Net Investment Income	156,532
Realized Net Gain (Loss)
Investment Securities Sold[1,2]	305,878
Futures Contracts	35
Swap Contracts	5,482
Realized Net Gain (Loss)	311,395
Change in Unrealized Appreciation (Depreciation)
Investment Securities[1]	172,262
Swap Contracts	(370)
Change in Unrealized Appreciation (Depreciation)	171,892
Net Increase (Decrease) in Net Assets Resulting from Operations	639,819

1	Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $160,000, ($2,000), and $3,000, respectively. Purchases and sales are for temporary cash investment purposes.

2	Includes $312,368,000 of net gain (loss) resulting from in-kind redemptions.

Statement of Changes in Net Assets

	Year Ended August 31,
	2020	2019
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	156,532	141,158
Realized Net Gain (Loss)	311,395	115,413
Change in Unrealized Appreciation (Depreciation)	171,892	408,242
Net Increase (Decrease) in Net Assets Resulting from Operations	639,819	664,813
Distributions[1]
ETF Shares	(139,853)	(116,549)
Admiral Shares	(19,295)	(15,822)
Total Distributions	(159,148)	(132,371)
Capital Share Transactions
ETF Shares	(5,661)	844,523
Admiral Shares	22,460	58,390
Net Increase (Decrease) from Capital Share Transactions	16,799	902,913
Total Increase (Decrease)	497,470	1,435,355
Net Assets
Beginning of Period	6,005,315	4,569,960
End of Period	6,502,785	6,005,315

1 Certain prior-period numbers have been reclassified to conform with current period presentation.

See accompanying Notes, which are an integral part of the Financial Statements.

Consumer Staples Index Fund

Financial Highlights

ETF Shares

For a Share Outstanding			Year Ended August 31,
Throughout Each Period	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$154.72	$140.13	$140.15	$139.97	$123.72
Investment Operations
Net Investment Income	3.992[1]	3.896[1]	3.603[1]	3.651[1]	3.189
Net Realized and Unrealized Gain (Loss) on Investments	12.658	14.346	(.033)	.212	17.752
Total from Investment Operations	16.650	18.242	3.570	3.863	20.941
Distributions
Dividends from Net Investment Income	(4.060)	(3.652)	(3.590)	(3.683)	(4.691)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(4.060)	(3.652)	(3.590)	(3.683)	(4.691)
Net Asset Value, End of Period	$167.31	$154.72	$140.13	$140.15	$139.97

Total Return	11.01%	13.24%	2.60%	2.83%	17.36%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$5,712	$5,296	$3,983	$3,780	$3,518
Ratio of Total Expenses to Average Net Assets	0.10%	0.10%	0.10%	0.10%	0.10%
Ratio of Net Investment Income to Average Net Assets	2.58%	2.71%	2.60%	2.63%	2.50%
Portfolio Turnover Rate[2]	3%	6%	8%	5%	6%

1	Calculated based on average shares outstanding.

2	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

Admiral Shares

For a Share Outstanding			Year Ended August 31,
Throughout Each Period	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$76.29	$69.09	$69.10	$69.02	$61.01
Investment Operations
Net Investment Income	1.973[1]	1.923[1]	1.776[1]	1.797[1]	1.575
Net Realized and Unrealized Gain (Loss) on Investments	6.239	7.076	(.018)	.101	8.752
Total from Investment Operations	8.212	8.999	1.758	1.898	10.327
Distributions
Dividends from Net Investment Income	(2.002)	(1.799)	(1.768)	(1.818)	(2.317)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(2.002)	(1.799)	(1.768)	(1.818)	(2.317)
Net Asset Value, End of Period	$82.50	$76.29	$69.09	$69.10	$69.02

Total Return[2]	11.03%	13.24%	2.59%	2.81%	17.37%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$791	$710	$587	$742	$728
Ratio of Total Expenses to Average Net Assets	0.10%	0.10%	0.10%	0.10%	0.10%
Ratio of Net Investment Income to Average Net Assets	2.59%	2.71%	2.60%	2.63%	2.50%
Portfolio Turnover Rate[3]	3%	6%	8%	5%	6%

1	Calculated based on average shares outstanding.

2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

3	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Consumer Staples Index Fund

Notes to Financial Statements

Vanguard Consumer Staples Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: ETF Shares and Admiral Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker.

Market disruptions associated with the COVID-19 pandemic have had a global impact, and uncertainty exists as to the long-term implications. Such disruptions can adversely affect assets of the fund and thus fund performance.

A.  The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.

During the year ended August 31, 2020, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period. The fund had no open futures contracts at August 31, 2020.

3. Swap Contracts: The fund has entered into equity swap contracts to earn the total return on selected reference stocks in the fund’s target index. Under the terms of the swaps, the fund receives the total return on the referenced stock (i.e., receiving the increase or paying the decrease in value of the selected reference stock and receiving the equivalent of any dividends in respect of the selected referenced stock) over a specified period of time, applied to a notional amount that represents the value of a designated number of shares of the selected reference stock at the beginning of the equity swap contract. The fund also pays a floating rate that is based on short-term interest rates, applied to the notional amount. At the same time, the fund generally invests an amount approximating the notional amount of the swap in high-quality temporary cash investments.

A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund’s maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The fund mitigates its counterparty risk by entering into swaps only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default,

Consumer Staples Index Fund

the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. In the event of a counterparty’s default (including bankruptcy), the fund may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Schedule of Investments. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

The notional amounts of swap contracts are not recorded in the Statement of Assets and Liabilities. Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until periodic payments are made or the termination of the swap, at which time realized gain (loss) is recorded.

During the year ended August 31, 2020, the fund’s average amounts of investments in total return swaps represented less than 1% of net assets, based on the average of notional amounts at each quarter-end during the period.

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.

6. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Collateral investments in Vanguard Market Liquidity Fund are subject to market appreciation or depreciation. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

7. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes, subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and

Consumer Staples Index Fund

Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate (or an acceptable alternate rate, if necessary), federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread, except that borrowings under the uncommitted credit facility may bear interest based upon an alternative rate agreed to by the fund and Vanguard.

In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.

For the year ended August 31, 2020, the fund did not utilize the credit facilities or the Interfund Lending Program.

8. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B.  In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2020, the fund had contributed to Vanguard capital in the amount of $268,000, representing less than 0.01% of the fund’s net assets and 0.11% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C.  The fund’s custodian bank has agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended August 31, 2020, custodian fee offset arrangements reduced the fund’s expenses by $2,000 (an annual rate of less than 0.01% of average net assets).

D.  Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.

Consumer Staples Index Fund

The following table summarizes the market value of the fund’s investments and derivatives as of August 31, 2020, based on the inputs used to value them:

	Level 1	Level 2	Level 3	Total
	($000)	($000)	($000)	($000)
Investments
Assets
Common Stocks	6,478,430	—	—	6,478,430
Temporary Cash Investments	27,479	—	—	27,479
Total	6,505,909	—	—	6,505,909
Derivative Financial Instruments
Assets
Swap Contracts	—	349	—	349

E.  Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for in-kind redemptions and swap agreements were reclassified between the following accounts:

Amount
($000)
Paid-in Capital	312,347
Total Distributable Earnings (Loss)	(312,347)

Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales and the recognition of unrealized gains or losses from certain derivative contracts. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:

Amount
($000)
Undistributed Ordinary Income	30,747
Undistributed Long-term Gains	—
Capital Loss Carryforwards	(127,858)
Qualified Late-Year Losses	—
Net Unrealized Gains (Losses)	838,203

The tax character of distributions paid was as follows:

	Year Ended August 31,
	2020	2019
	Amount	Amount
	($000)	($000)
Ordinary Income*	159,148	132,371
Long-Term Capital Gains	—	—
Total	159,148	132,371

* Includes short-term capital gains, if any.

Consumer Staples Index Fund

As of August 31, 2020, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Amount
($000)
Tax Cost	5,667,706
Gross Unrealized Appreciation	1,278,152
Gross Unrealized Depreciation	(439,949)
Net Unrealized Appreciation (Depreciation)	838,203

F.  During the year ended August 31, 2020, the fund purchased $1,350,430,000 of investment securities and sold $1,333,490,000 of investment securities, other than temporary cash investments. Purchases and sales include $1,004,040,000 and $1,151,526,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

G.  Capital share transactions for each class of shares were:

			Year Ended August 31,
		2020		2019
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
ETF Shares
Issued	1,146,786	7,587	1,595,617	11,157
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(1,152,447)	(7,675)	(751,094)	(5,350)
Net Increase (Decrease)—ETF Shares	(5,661)	(88)	844,523	5,807
Admiral Shares
Issued	294,479	3,969	217,155	3,077
Issued in Lieu of Cash Distributions	15,970	211	13,107	184
Redeemed	(287,989)	(3,896)	(171,872)	(2,460)
Net Increase (Decrease)—Admiral Shares	22,460	284	58,390	801

H.  Management has determined that no events or transactions occurred subsequent to August 31, 2020, that would require recognition or disclosure in these financial statements.

Energy Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: August 31, 2010–August 31, 2020

Initial Investment of $10,000

		Average Annual Total Returns		Final Value
		Periods Ended August 31, 2020		of a $10,000
	One Year	Five Years	Ten Years	Investment
Energy Index Fund ETF Shares Net Asset Value	-33.87%	-9.50%	-1.90%	$8,252
Energy Index Fund ETF Shares Market Price	-33.80	-9.49	-1.88	8,268
MSCI US IMI/Energy 25/50	-33.86	-9.36	-1.77	8,362
MSCI US IMI/2500	21.48	13.88	14.99	40,426

				Final Value
				of a $100,000
	One Year	Five Years	Ten Years	Investment
Energy Index Fund Admiral Shares	-33.82%	-9.48%	-1.89%	$82,655
MSCI US IMI/Energy 25/50	-33.86	-9.36	-1.77	83,618
MSCI US IMI/2500	21.48	13.88	14.99	404,265

Cumulative Returns: ETF Shares, August 31, 2010–August 31, 2020

	One Year	Five Years	Ten Years
Energy Index Fund ETF Shares Market Price	-33.80%	-39.25%	-17.32%
Energy Index Fund ETF Shares Net Asset Value	-33.87	-39.28	-17.48
MSCI US IMI/Energy 25/50	-33.86	-38.80	-16.38

For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares’ market prices have compared with their net asset value, visit vanguard.com, select your ETF, and then select the Price and Performance tab. The ETF premium/discount analysis there shows the percentages of days on which the ETF Shares’ market price was above or below the NAV.

See Financial Highlights for dividend and capital gains information.

Energy Index Fund

Fund Allocation

As of August 31, 2020

Coal & Consumable Fuels	0.2%
Integrated Oil & Gas	44.1
Oil & Gas Drilling	0.5
Oil & Gas Equipment & Services	9.4
Oil & Gas Exploration & Production	22.6
Oil & Gas Refining & Marketing	11.0
Oil & Gas Storage & Transportation	12.2

The table reflects the fund’s investments, except for short-term investments and derivatives. Sector categories are based on the Global Industry Classification Standard (“GICS”), except for the “Other” category (if applicable), which includes securities that have not been provided a GICS classification as of the effective reporting period.

The fund may invest in derivatives (such as futures and swap contracts) for various reasons, including, but not limited to, attempting to remain fully invested and tracking its target index as closely as possible.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard and Poor’s, a division of McGraw-Hill Companies, Inc. (“S&P”), and is licensed for use by Vanguard. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classification makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of its affiliates or any third party involved in making or compiling the GICS or any GICS classification have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

Energy Index Fund

Financial Statements

Schedule of Investments

As of August 31, 2020

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.

			Market
			Value•
		Shares	($000)
Common Stocks (99.4%)
Energy Equipment & Services (9.8%)
	Oil & Gas Drilling (0.5%)
	Helmerich & Payne Inc.	469,253	7,733
	Patterson-UTI Energy Inc.	909,949	3,503
*	Transocean Ltd.	2,617,912	3,194
	Nabors Industries Ltd.	49,986	1,999

	Oil & Gas Equipment & Services (9.3%)
	Schlumberger Ltd.	5,401,266	102,678
	Halliburton Co.	3,632,124	58,768
	Baker Hughes Co. Class A	2,697,578	38,521
	National Oilwell Varco Inc.	1,607,766	19,293
	TechnipFMC plc	1,787,674	13,765
^,*	ChampionX Corp.	851,109	8,715
*	Dril-Quip Inc.	160,861	5,329
	Cactus Inc. Class A	212,657	4,698
	Core Laboratories NV	199,446	4,174
	Archrock Inc.	594,657	3,901
*	SEACOR Holdings Inc.	91,664	2,898
*	ProPetro Holding Corp.	420,409	2,640
	DMC Global Inc	72,399	2,565
*	Oceaneering International Inc.	471,416	2,541
*	Helix Energy Solutions Group Inc.	709,187	2,539
	Liberty Oilfield Services Inc. Class A	334,550	2,158
	NexTier Oilfield Solutions Inc.	828,594	2,088
	US Silica Holdings Inc.	439,234	1,959
*	Oil States International Inc.	356,706	1,566
*	Select Energy Services Inc. Class A	323,149	1,541
*	Tidewater Inc.	218,806	1,503
*	Frank’s International NV	630,590	1,457
	Solaris Oilfield Infrastructure Inc. Class A	180,629	1,405
*	Matrix Service Co.	150,824	1,394
*	RPC Inc.	341,192	1,068
*	Newpark Resources Inc.	533,706	1,041
*	Exterran Corp.	174,521	803
*	SEACOR Marine Holdings Inc.	283,838	761
			308,198
Oil, Gas & Consumable Fuels (89.6%)
	Coal & Consumable Fuels (0.2%)
	Arch Coal Inc. Class A	76,578	2,885
	Peabody Energy Corp.	380,429	993
*	CONSOL Energy Inc.	153,868	795

	Integrated Oil & Gas (43.8%)
	Exxon Mobil Corp.	16,914,709	675,573
	Chevron Corp.	7,698,904	646,169
	Occidental Petroleum Corp.	3,732,763	47,555
*	Occidental Petroleum Corp. Warrants Exp. 08/03/2027	249,356	736

	Oil & Gas Exploration & Production (22.5%)
	ConocoPhillips	3,697,842	140,111
	EOG Resources Inc.	2,388,264	108,284
	Pioneer Natural Resources Co.	686,227	71,320
	Concho Resources Inc.	825,373	42,903
	Hess Corp.	831,637	38,289
	Cabot Oil & Gas Corp.	1,679,539	31,861
	Diamondback Energy Inc.	656,173	25,564
	Apache Corp.	1,574,910	23,309
	Noble Energy Inc.	2,022,338	20,122
	Marathon Oil Corp.	3,385,978	17,878
	Devon Energy Corp.	1,643,716	17,867
	EQT Corp.	1,086,264	17,239
	Parsley Energy Inc. Class A	1,294,984	13,921
	Texas Pacific Land Trust	26,123	13,759
	Ovintiv Inc.	1,108,484	12,282
	Cimarex Energy Co.	431,118	11,976
*	WPX Energy Inc.	1,778,102	9,886
*	CNX Resources Corp.	834,543	9,147
	Murphy Oil Corp.	651,118	8,946
	Range Resources Corp.	1,023,977	7,639
*	Southwestern Energy Co.	2,725,503	7,577
*	PDC Energy Inc.	457,766	6,931
^	Continental Resources Inc.	402,120	6,908
*	Matador Resources Co.	495,930	4,825
*	Antero Resources Corp.	1,148,041	3,697
*	Magnolia Oil & Gas Corp. Class A	570,473	3,674
	Viper Energy Partners LP	283,380	2,885
	Kosmos Energy Ltd.	1,863,060	2,739
	Brigham Minerals Inc. Class A	180,583	2,133
	QEP Resources Inc.	1,420,671	1,847
*	Bonanza Creek Energy Inc.	88,566	1,775
^,*	Tellurian Inc.	1,539,762	1,430
^,*	Callon Petroleum Co.	206,942	1,372
	SM Energy Co.	532,148	1,293
	Berry Corp.	324,833	1,280
*	W&T Offshore Inc.	528,485	1,178
*	Montage Resources Corp.	215,861	1,114
*	Penn Virginia Corp.	93,440	1,067
^,*	Oasis Petroleum Inc.	1,823,530	1,013
*	Northern Oil and Gas Inc.	1,379,009	936
*	Laredo Petroleum Inc.	54,559	892
*	Talos Energy Inc.	115,903	870
	Falcon Minerals Corp.	297,462	836
*	Centennial Resource Development Inc. Class A	1,136,493	825
^,*	Gran Tierra Energy Inc.	2,755,461	804
*	SandRidge Energy Inc.	350,455	554
*	Gulfport Energy Corp.	772,456	545
^,*	Ring Energy Inc.	601,461	412

	Oil & Gas Refining & Marketing (11.0%)
	Phillips 66	1,810,945	105,886
	Marathon Petroleum Corp.	2,698,443	95,687
	Valero Energy Corp.	1,693,202	89,046
	HollyFrontier Corp.	662,472	15,813
	World Fuel Services Corp.	288,372	7,613
*	Renewable Energy Group Inc.	180,702	6,041
	Delek US Holdings Inc.	330,247	5,195
	PBF Energy Inc. Class A	488,254	4,179
*	Green Plains Inc.	183,582	2,456
	CVR Energy Inc.	140,276	2,341
*	New Fortress Energy Inc.	84,404	2,260
*	Clean Energy Fuels Corp.	822,411	2,171
*	REX American Resources Corp.	29,688	1,834
*	Par Pacific Holdings Inc.	196,384	1,705

	Oil & Gas Storage & Transportation (12.1%)
	Kinder Morgan Inc.	8,367,613	115,640
	Williams Cos. Inc.	4,982,352	103,434
	ONEOK Inc.	1,808,442	49,696
*	Cheniere Energy Inc.	949,319	49,412
	Equitrans Midstream Corp.	1,760,037	18,093
	Targa Resources Corp.	974,414	16,575
	Antero Midstream Corp.	1,271,551	8,608
	Plains GP Holdings LP Class A	751,599	5,494
	EnLink Midstream LLC	1,273,415	3,808
	International Seaways Inc.	118,262	2,006
	Rattler Midstream LP	216,133	1,809
*	Dorian LPG Ltd.	210,944	1,780
	Hess Midstream LP Class A	88,017	1,556
*	Diamond S Shipping Inc.	141,629	1,160
*	Altus Midstream Co. Class A	39,501	520
			2,800,239
Total Common Stocks (Cost $5,686,541)			3,108,437

Energy Index Fund

		Market
		Value•
	Shares	($000)
Temporary Cash Investment (0.4%)
Money Market Fund (0.4%)
[1,2] Vanguard Market Liquidity Fund, 0.147% (Cost $11,899)	119,057	11,906
Total Investments (99.8%) (Cost $5,698,440)		3,120,343
Other Assets and Liabilities—Net (0.2%)		6,278
Net Assets (100%)		3,126,621

Cost is in $000.
•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
^	Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $10,004,000.
1	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
2	Collateral of $11,897,000 was received for securities on loan.

Derivative Financial Instruments Outstanding as of Period End

Over-the-Counter Total Return Swaps
				Floating
				Interest Rate		Value and	Value and
			Notional	Received		Unrealized	Unrealized
	Termination		Amount	(Paid	)[1]	Appreciation	(Depreciation )
Reference Entity	Date	Counterparty	($000)	(%	)	($000)	($000)
Hess Corp.	2/2/21	GSI	15,741	(0.161)		—	(1,930)
Schlumberger Ltd.	9/2/21	BOANA	5,769	(0.149)		—	(66)
						—	(1,996)

1	Based on 1-month USD London Interbank Offered Rate (LIBOR) as of the most recent payment date. Floating interest payment received/ paid monthly.

BOANA—Bank of America, N.A.

GSI—Goldman Sachs International.

See accompanying Notes, which are an integral part of the Financial Statements.

Energy Index Fund

Statement of Assets and Liabilities

As of August 31, 2020

($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value
Unaffiliated Issuers (Cost $5,686,541)	3,108,437
Affiliated Issuers (Cost $11,899)	11,906
Total Investments in Securities	3,120,343
Investment in Vanguard	137
Cash Collateral Pledged—Over-the-Counter Swap Contracts	1,860
Receivables for Investment Securities Sold	20,231
Receivables for Accrued Income	32,460
Receivables for Capital Shares Issued	753
Total Assets	3,175,784
Liabilities
Due to Custodian	13,600
Payables for Investment Securities Purchased	20,524
Collateral for Securities on Loan	11,897
Payables for Capital Shares Redeemed	985
Payables to Vanguard	161
Unrealized Depreciation—Over-the-Counter Swap Contracts	1,996
Total Liabilities	49,163
Net Assets	3,126,621

At August 31, 2020, net assets consisted of:

Paid-in Capital	6,661,472
Total Distributable Earnings (Loss)	(3,534,851)
Net Assets	3,126,621

ETF Shares—Net Assets
Applicable to 56,771,113 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	2,719,549
Net Asset Value Per Share—ETF Shares	$47.90

Admiral Shares—Net Assets
Applicable to 17,009,941 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	407,072
Net Asset Value Per Share—Admiral Shares	$23.93

   See accompanying Notes, which are an integral part of the Financial Statements.

Energy Index Fund

Statement of Operations

Year Ended
August 31, 2020
($000)
Investment Income
Income
Dividends	165,771
Interest[1]	283
Securities Lending—Net	1,892
Total Income	167,946
Expenses
The Vanguard Group—Note B
Investment Advisory Services	502
Management and Administrative—ETF Shares	1,963
Management and Administrative—Admiral Shares	331
Marketing and Distribution—ETF Shares	176
Marketing and Distribution—Admiral Shares	31
Custodian Fees	24
Auditing Fees	32
Shareholders’ Reports—ETF Shares	295
Shareholders’ Reports—Admiral Shares	10
Trustees’ Fees and Expenses	3
Total Expenses	3,367
Expenses Paid Indirectly	(3)
Net Expenses	3,364
Net Investment Income	164,582
Realized Net Gain (Loss)
Investment Securities Sold[1,2]	(104,981)
Futures Contracts	(58)
Swap Contracts	(6,823)
Realized Net Gain (Loss)	(111,862)
Change in Unrealized Appreciation (Depreciation)
Investment Securities[1]	(1,052,887)
Swap Contracts	(2,786)
Change in Unrealized Appreciation (Depreciation)	(1,055,673)
Net Increase (Decrease) in Net Assets Resulting from Operations	(1,002,953)

1	Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $283,000, $5,000, and $3,000, respectively. Purchases and sales are for temporary cash investment purposes.

2	Includes $158,621,000 of net gain (loss) resulting from in-kind redemptions.

Statement of Changes in Net Assets

	Year Ended August 31,
	2020	2019
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	164,582	131,015
Realized Net Gain (Loss)	(111,862)	(19,257)
Change in Unrealized Appreciation (Depreciation)	(1,055,673)	(1,258,888)
Net Increase (Decrease) in Net Assets Resulting from Operations	(1,002,953)	(1,147,130)
Distributions[1]
ETF Shares	(125,010)	(112,343)
Admiral Shares	(18,446)	(16,737)
Total Distributions	(143,456)	(129,080)
Capital Share Transactions
ETF Shares	693,979	(148,483)
Admiral Shares	81,692	(7,983)
Net Increase (Decrease) from Capital Share Transactions	775,671	(156,466)
Total Increase (Decrease)	(370,738)	(1,432,676)
Net Assets
Beginning of Period	3,497,359	4,930,035
End of Period	3,126,621	3,497,359

1 Certain prior-period numbers have been reclassified to conform with current period presentation.

See accompanying Notes, which are an integral part of the Financial Statements.

Energy Index Fund

Financial Highlights

ETF Shares

For a Share Outstanding	Year Ended August 31,
Throughout Each Period	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$75.75	$103.13	$85.71	$95.06	$93.86
Investment Operations
Net Investment Income	2.957[1]	2.769[1]	2.519[1]	2.819[1,2]	2.470
Net Realized and Unrealized Gain (Loss) on Investments	(28.064)	(27.449)	17.837	(9.801)	2.587
Total from Investment Operations	(25.107)	(24.680)	20.356	(6.982)	5.057
Distributions
Dividends from Net Investment Income	(2.743)	(2.700)	(2.936)	(2.368)	(3.857)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(2.743)	(2.700)	(2.936)	(2.368)	(3.857)
Net Asset Value, End of Period	$47.90	$75.75	$103.13	$85.71	$95.06

Total Return	-33.87%	-24.34%	24.06%	-7.55%	5.82%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,720	$3,029	$4,288	$3,656	$3,944
Ratio of Total Expenses to Average Net Assets	0.10%	0.10%	0.10%	0.10%	0.10%
Ratio of Net Investment Income to Average Net Assets	4.91%	3.15%	2.56%	2.93%[2]	2.86%
Portfolio Turnover Rate[3]	8%	7%	5%	11%	15%

1	Calculated based on average shares outstanding.

2	Net investment income per share and the ratio of net investment income to average net assets include $.453 and 0.47%, respectively, from income received as a result of General Electric Co. and Baker Hughes Inc. merger in July 2017.

3	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

   See accompanying Notes, which are an integral part of the Financial Statements.

Energy Index Fund

Financial Highlights

Admiral Shares

For a Share Outstanding	Year Ended August 31,
Throughout Each Period	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$37.84	$51.52	$42.82	$47.49	$46.89
Investment Operations
Net Investment Income	1.461[1]	1.388[1]	1.249[1]	1.375[1,2]	1.234
Net Realized and Unrealized Gain (Loss) on Investments	(14.001)	(13.720)	8.916	(4.863)	1.293
Total from Investment Operations	(12.540)	(12.332)	10.165	(3.488)	2.527
Distributions
Dividends from Net Investment Income	(1.370)	(1.348)	(1.465)	(1.182)	(1.927)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(1.370)	(1.348)	(1.465)	(1.182)	(1.927)
Net Asset Value, End of Period	$23.93	$37.84	$51.52	$42.82	$47.49

Total Return[3]	-33.82%	-24.33%	24.06%	-7.56%	5.83%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$407	$468	$642	$523	$894
Ratio of Total Expenses to Average Net Assets	0.10%	0.10%	0.10%	0.10%	0.10%
Ratio of Net Investment Income to Average Net Assets	4.84%	3.15%	2.56%	2.93%[2]	2.86%
Portfolio Turnover Rate[4]	8%	7%	5%	11%	15%

1	Calculated based on average shares outstanding.

2	Net investment income per share and the ratio of net investment income to average net assets include $.228 and 0.47%, respectively, from income received as a result of General Electric Co. and Baker Hughes Inc. merger in July 2017.

3	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

4	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

   See accompanying Notes, which are an integral part of the Financial Statements.

Energy Index Fund

Notes to Financial Statements

Vanguard Energy Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: ETF Shares and Admiral Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker.

Market disruptions associated with the COVID-19 pandemic have had a global impact, and uncertainty exists as to the long-term implications. Such disruptions can adversely affect assets of the fund and thus fund performance.

A.  The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.

During the year ended August 31, 2020, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period. The fund had no open futures contracts at August 31, 2020.

3. Swap Contracts: The fund has entered into equity swap contracts to earn the total return on selected reference stocks in the fund’s target index. Under the terms of the swaps, the fund receives the total return on the referenced stock (i.e., receiving the increase or paying the decrease in value of the selected reference stock and receiving the equivalent of any dividends in respect of the selected referenced stock) over a specified period of time, applied to a notional amount that represents the value of a designated number of shares of the selected reference stock at the beginning of the equity swap contract. The fund also pays a floating rate that is based on short-term interest rates, applied to the notional amount. At the same time, the fund generally invests an amount approximating the notional amount of the swap in high-quality temporary cash investments.

A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund’s maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The fund mitigates its counterparty risk by entering into swaps only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default,

Energy Index Fund

the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. In the event of a counterparty’s default (including bankruptcy), the fund may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Schedule of Investments. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

The notional amounts of swap contracts are not recorded in the Statement of Assets and Liabilities. Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until periodic payments are made or the termination of the swap, at which time realized gain (loss) is recorded.

During the year ended August 31, 2020, the fund’s average amounts of investments in total return swaps represented less than 1% of net assets, based on the average of notional amounts at each quarter-end during the period.

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.

6. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Collateral investments in Vanguard Market Liquidity Fund are subject to market appreciation or depreciation. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

7. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes, subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest

Energy Index Fund

at a rate based upon the higher of the one-month London Interbank Offered Rate (or an acceptable alternate rate, if necessary), federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread, except that borrowings under the uncommitted credit facility may bear interest based upon an alternative rate agreed to by the fund and Vanguard.

In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.

For the year ended August 31, 2020, the fund did not utilize the credit facilities or the Interfund Lending Program.

8. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B.  In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2020, the fund had contributed to Vanguard capital in the amount of $137,000, representing less than 0.01% of the fund’s net assets and 0.05% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C.  The fund’s custodian bank has agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended August 31, 2020, custodian fee offset arrangements reduced the fund’s expenses by $3,000 (an annual rate of less than 0.01% of average net assets).

D.  Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.

Energy Index Fund

The following table summarizes the market value of the fund’s investments and derivatives as of August 31, 2020, based on the inputs used to value them:

	Level 1	Level 2	Level 3	Total
	($000)	($000)	($000)	($000)
Investments
Assets
Common Stocks	3,108,437	—	—	3,108,437
Temporary Cash Investments	11,906	—	—	11,906
Total	3,120,343	—	—	3,120,343
Derivative Financial Instruments
Liabilities
Swap Contracts	—	1,996	—	1,996

E.  Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for in-kind redemptions and swap agreements were reclassified between the following accounts:

Amount
($000)
Paid-in Capital	158,621
Total Distributable Earnings (Loss)	(158,621)

Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales and the recognition of unrealized gains or losses from certain derivative contracts. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:

Amount
($000)
Undistributed Ordinary Income	36,041
Undistributed Long-Term Gains	—
Capital Loss Carryforwards	(975,907)
Qualified Late-Year Losses	—
Net Unrealized Gains (Losses)	(2,594,985)

The tax character of distributions paid was as follows:

	Year Ended August 31,
	2020	2019
	Amount	Amount
	($000)	($000)
Ordinary Income*	143,456	129,080
Long-Term Capital Gains	—	—
Total	143,456	129,080

*  Includes short-term capital gains, if any.

Energy Index Fund

As of August 31, 2020, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Amount
($000)
Tax Cost	5,715,328
Gross Unrealized Appreciation	73,302
Gross Unrealized Depreciation	(2,668,287)
Net Unrealized Appreciation (Depreciation)	(2,594,985)

F.  During the year ended August 31, 2020, the fund purchased $2,165,641,000 of investment securities and sold $1,378,853,000 of investment securities, other than temporary cash investments. Purchases and sales include $1,621,006,000 and $1,106,913,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

G.  Capital share transactions for each class of shares were:

	Year Ended August 31,
		2020		2019
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
ETF Shares
Issued	1,802,367	36,134	743,090	8,685
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(1,108,388)	(19,350)	(891,573)	(10,275)
Net Increase (Decrease)—ETF Shares	693,979	16,784	(148,483)	(1,590)
Admiral Shares
Issued	415,739	16,420	174,793	4,125
Issued in Lieu of Cash Distributions	16,719	566	15,012	333
Redeemed	(350,766)	(12,349)	(197,788)	(4,550)
Net Increase (Decrease)—Admiral Shares	81,692	4,637	(7,983)	(92)

H.  Management has determined that no events or transactions occurred subsequent to August 31, 2020, that would require recognition or disclosure in these financial statements.

Financials Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: August 31, 2010–August 31, 2020

Initial Investment of $10,000

		Average Annual Total Returns		Final Value
	Periods Ended August 31, 2020			of a $10,000
	One Year	Five Years	Ten Years	Investment
Financials Index Fund ETF Shares Net Asset Value	-6.73%	7.36%	10.38%	$26,845
Financials Index Fund ETF Shares Market Price	-6.67	7.36	10.40	26,885
MSCI US IMI/Financials 25/50	-6.62	7.47	10.49	27,109
MSCI US IMI/2500	21.48	13.88	14.99	40,426

				Final Value
				of a $100,000
	One Year	Five Years	Ten Years	Investment
Financials Index Fund Admiral Shares	-6.70%	7.37%	10.39%	$268,659
MSCI US IMI/Financials 25/50	-6.62	7.47	10.49	271,093
MSCI US IMI/2500	21.48	13.88	14.99	404,265

Cumulative Returns: ETF Shares, August 31, 2010–August 31, 2020

		One Year	Five Years	Ten Years
Financials Index Fund ETF Shares Market Price		-6.67%	42.64%	168.85%
Financials Index Fund ETF Shares Net Asset Value		-6.73	42.65	168.45
MSCI US IMI/Financials 25/50		-6.62	43.35	171.09

For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares’ market prices have compared with their net asset value, visit vanguard.com, select your ETF, and then select the Price and Performance tab. The ETF premium/discount analysis there shows the percentages of days on which the ETF Shares’ market price was above or below the NAV.

   See Financial Highlights for dividend and capital gains information.

Financials Index Fund

Fund Allocation

As of August 31, 2020

Asset Management & Custody Banks	9.4%
Consumer Finance	4.9
Diversified Banks	22.5
Financial Exchanges & Data	10.7
Insurance Brokers	4.9
Investment Banking & Brokerage	6.9
Life & Health Insurance	4.0
Mortgage REITs	1.5
Multi-Line Insurance	1.7
Multi-Sector Holdings	9.3
Other Diversified Financial Services	0.5
Property & Casualty Insurance	8.9
Regional Banks	12.6
Reinsurance	1.1
Thrifts & Mortgage Finance	1.1

The table reflects the fund’s investments, except for short-term investments and derivatives. Sector categories are based on the Global Industry Classification Standard (“GICS”), except for the “Other” category (if applicable), which includes securities that have not been provided a GICS classification as of the effective reporting period.

The fund may invest in derivatives (such as futures and swap contracts) for various reasons, including, but not limited to, attempting to remain fully invested and tracking its target index as closely as possible.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard and Poor’s, a division of McGraw-Hill Companies, Inc. (“S&P”), and is licensed for use by Vanguard. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classification makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of its affiliates or any third party involved in making or compiling the GICS or any GICS classification have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

Financials Index Fund

Financial Statements

Schedule of Investments

As of August 31, 2020

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.

			Market
			Value●
		Shares	($000)
Common Stocks (99.8%)
Banks (35.2%)
	JPMorgan Chase & Co.	5,964,095	597,543
	Bank of America Corp.	15,283,059	393,386
	Citigroup Inc.	4,074,847	208,306
	Wells Fargo & Co.	7,624,275	184,126
	Truist Financial Corp.	2,637,491	102,361
	US Bancorp	2,653,632	96,592
	PNC Financial Services Group Inc.	830,428	92,344
	First Republic Bank	335,553	37,887
	Fifth Third Bancorp	1,393,544	28,791
	M&T Bank Corp.	251,110	25,930
*	SVB Financial Group	100,820	25,747
	KeyCorp	1,909,388	23,524
	Regions Financial Corp.	1,878,712	21,718
	Citizens Financial Group Inc.	836,174	21,632
	Huntington Bancshares Inc.	1,984,425	18,673
	Commerce Bancshares Inc.	196,311	11,694
	Comerica Inc.	272,213	10,761
	Zions Bancorp NA	321,657	10,344
	First Horizon National Corp.	1,076,202	10,278
	East West Bancorp Inc.	276,942	10,186
	Signature Bank	104,852	10,174
	Prosperity Bancshares Inc.	181,348	9,887
	People’s United Financial Inc.	831,101	8,793
	Cullen/Frost Bankers Inc.	116,052	8,061
	TCF Financial Corp.	298,028	8,011
	South State Corp.	138,818	7,729
	First Financial Bankshares Inc.	249,394	7,550
	Western Alliance Bancorp	187,512	6,619
	United Bankshares Inc.	252,410	6,598
	Glacier Bancorp Inc.	186,673	6,549
	Synovus Financial Corp.	288,883	6,318
	Popular Inc.	167,785	6,215
	Community Bank System Inc.	101,934	6,133
	Pinnacle Financial Partners Inc.	148,392	5,928
	Valley National Bancorp	751,794	5,646
	Bank OZK	239,820	5,525
	Home BancShares Inc.	306,628	4,970
	Wintrust Financial Corp.	113,020	4,919
	Umpqua Holdings Corp.	432,911	4,883
	Webster Financial Corp.	176,420	4,852
	UMB Financial Corp.	89,325	4,799
	FNB Corp.	630,941	4,732
	CVB Financial Corp.	251,841	4,586
	Old National Bancorp	323,030	4,516
	BancorpSouth Bank	206,916	4,465
	Sterling Bancorp	380,034	4,435
	Bank of Hawaii Corp.	78,867	4,341
	PacWest Bancorp	226,461	4,321
	BankUnited Inc.	180,870	4,229
	First Hawaiian Inc.	252,747	4,178
	Independent Bank Corp. of Rockland Massachusetts	64,422	4,049
	Associated Banc-Corp	298,784	4,016
	Columbia Banking System Inc.	141,177	3,940
	First Citizens BancShares Inc. Class A	9,860	3,876
	Pacific Premier Bancorp Inc.	167,032	3,773
	CIT Group Inc.	191,288	3,763
	Cathay General Bancorp	149,040	3,680
	Simmons First National Corp. Class A	213,207	3,639
	Investors Bancorp Inc.	465,278	3,606
	Atlantic Union Bankshares Corp.	153,793	3,577
	BOK Financial Corp.	61,755	3,467
	Hancock Whitney Corp.	170,008	3,402
	Independent Bank Group Inc.	72,266	3,360
	International Bancshares Corp.	105,249	3,324
	ServisFirst Bancshares Inc.	89,976	3,298
	Westamerica BanCorp	53,175	3,236
	Ameris Bancorp	130,074	3,189
*	Texas Capital Bancshares Inc.	97,896	3,171
	Fulton Financial Corp.	318,573	3,116
	United Community Banks Inc.	160,590	2,910
	WesBanco Inc.	130,613	2,902
	Renasant Corp.	109,902	2,788
	First Midwest Bancorp Inc.	223,767	2,788
	Trustmark Corp.	117,267	2,753
	First Interstate BancSystem Inc. Class A	83,322	2,733
	Hilltop Holdings Inc.	132,605	2,732
	First Merchants Corp.	105,863	2,708
	First Financial Bancorp	191,332	2,625
	NBT Bancorp Inc.	84,446	2,573
	Park National Corp.	28,446	2,558
	Towne Bank	144,011	2,553
	Banner Corp.	68,988	2,492
	First BanCorp	422,526	2,421
	Cadence BanCorp Class A	249,230	2,368
	Lakeland Financial Corp.	49,624	2,267
	Heartland Financial USA Inc.	65,794	2,265
	Sandy Spring Bancorp Inc.	87,650	2,097
*	Seacoast Banking Corp. of Florida	103,514	2,095
	Hope Bancorp Inc.	241,991	2,047
	City Holding Co.	31,470	2,013
	Stock Yards Bancorp Inc.	42,690	1,833
	OceanFirst Financial Corp.	114,673	1,790
	Eagle Bancorp Inc.	61,024	1,756
	FB Financial Corp.	64,702	1,747
	Tompkins Financial Corp.	26,147	1,730
	National Bank Holdings Corp. Class A	60,387	1,717
	Southside Bancshares Inc.	62,117	1,712
	First Busey Corp.	94,446	1,683
	Veritex Holdings Inc.	89,316	1,606
	First Commonwealth Financial Corp.	192,516	1,579
	BancFirst Corp.	34,810	1,532
	Great Western Bancorp Inc.	109,520	1,526
	Brookline Bancorp Inc.	153,900	1,477
	S&T Bancorp Inc.	73,071	1,476
	Enterprise Financial Services Corp.	49,165	1,471
	TriCo Bancshares	52,318	1,449
	Heritage Financial Corp.	70,625	1,408
	German American Bancorp Inc.	49,612	1,407
*	Triumph Bancorp Inc.	45,283	1,293
	OFG Bancorp	100,482	1,290
	1st Source Corp.	37,104	1,278
	Live Oak Bancshares Inc.	57,091	1,266
	First Bancorp	56,953	1,165
	First Foundation Inc.	73,345	1,114
*	Nicolet Bankshares Inc.	18,436	1,107
	Preferred Bank	28,800	1,077
	Bryn Mawr Bank Corp.	38,845	1,054
	Lakeland Bancorp Inc.	98,279	1,045
	Community Trust Bancorp Inc.	31,038	1,002
	ConnectOne Bancorp Inc.	65,944	997
	Washington Trust Bancorp Inc.	29,834	996
	Origin Bancorp Inc.	40,885	968
	Banc of California Inc.	87,962	967
	Camden National Corp.	29,503	963
	Boston Private Financial Holdings Inc.	161,651	960
	Allegiance Bancshares Inc.	37,205	946
*	Bancorp Inc.	99,086	941
	Univest Financial Corp.	56,047	902
	Horizon Bancorp Inc.	78,832	881
	HarborOne Bancorp Inc.	100,921	873
	QCR Holdings Inc.	28,910	866
	Central Pacific Financial Corp.	55,335	857
	Bank First Corp.	13,589	848
*	CrossFirst Bankshares Inc.	91,505	845
	Great Southern Bancorp Inc.	21,857	842
	Arrow Financial Corp.	29,140	835
	First Bancshares Inc.	38,760	831
	Heritage Commerce Corp.	116,011	804
	Berkshire Hills Bancorp Inc.	87,389	802
	Peoples Bancorp Inc.	36,992	782
	First Financial Corp.	22,642	779

Financials Index Fund

			Market
			Value●
		Shares	($000)
	Bank of Marin Bancorp	24,026	765
	First Mid Bancshares Inc.	29,089	757
*	Customers Bancorp Inc.	57,796	738
	First of Long Island Corp.	46,854	720
	Dime Community Bancshares Inc.	53,325	688
	Bridge Bancorp Inc.	33,341	667
	Mercantile Bank Corp.	30,461	665
	Cambridge Bancorp	11,880	652
	Altabancorp	31,402	648
*	TriState Capital Holdings Inc.	45,296	630
	Farmers National Banc Corp.	53,308	622
	Bar Harbor Bankshares	30,664	621
	Midland States Bancorp Inc.	42,486	621
	Flushing Financial Corp.	50,149	608
	Byline Bancorp Inc.	48,113	608
	First Community Bankshares Inc.	31,607	608
	Independent Bank Corp.	40,700	607
	Peapack-Gladstone Financial Corp.	35,096	597
	CBTX Inc.	36,761	579
	MidWestOne Financial Group Inc.	30,355	576
	West BanCorp Inc.	31,996	563
	Hanmi Financial Corp.	58,403	557
*	Amerant Bancorp Inc.	42,247	556
	Sierra Bancorp	29,047	519
	Financial Institutions Inc.	29,705	512
*	Atlantic Capital Bancshares Inc.	41,755	482
	CNB Financial Corp.	30,038	479
	Capital City Bank Group Inc.	23,354	473
	HomeTrust Bancshares Inc.	32,416	455
*	Equity Bancshares Inc. Class A	28,142	447
	Old Second Bancorp Inc.	53,277	435
	RBB Bancorp	33,453	434
	Civista Bancshares Inc.	30,260	404
	Century Bancorp Inc. Class A	5,548	391
	Macatawa Bank Corp.	50,877	372
	Southern National Bancorp of Virginia Inc.	37,177	318
	Amalgamated Bank Class A	26,962	317
*	Republic First Bancorp Inc.	89,224	186
			2,313,907
Capital Markets (26.9%)
	BlackRock Inc.	298,376	177,292
	S&P Global Inc.	471,530	172,778
	Goldman Sachs Group Inc.	639,495	131,013
	CME Group Inc.	701,919	123,447
	Morgan Stanley	2,313,114	120,883
	Intercontinental Exchange Inc.	1,071,140	113,787
	Moody’s Corp.	330,325	97,327
	Charles Schwab Corp.	2,268,062	80,584
	Blackstone Group LP Class A	1,311,288	69,433
	MSCI Inc. Class A	166,398	62,111
	Bank of New York Mellon Corp.	1,560,031	57,690
	T. Rowe Price Group Inc.	345,390	48,082
	State Street Corp.	688,909	46,908
	Ameriprise Financial Inc.	239,475	37,550
	MarketAxess Holdings Inc.	74,201	36,057
	KKR & Co. Inc.	984,146	35,252
	Northern Trust Corp.	386,713	31,668
	Nasdaq Inc.	224,817	30,220
	FactSet Research Systems Inc.	74,136	25,977
	E*TRADE Financial Corp.	432,703	23,409
	TD Ameritrade Holding Corp.	529,487	20,322
	Cboe Global Markets Inc.	214,969	19,732
	Raymond James Financial Inc.	241,435	18,282
	Apollo Global Management LLC	335,994	15,748
	SEI Investments Co.	246,319	12,897
	LPL Financial Holdings Inc.	154,089	12,660
	Franklin Resources Inc.	580,382	12,223
	Tradeweb Markets Inc. Class A	164,289	9,412
	Eaton Vance Corp.	222,394	9,123
	Ares Management Corp. Class A	194,494	7,867
	Invesco Ltd.	763,970	7,793
	Interactive Brokers Group Inc.	143,328	7,599
	Morningstar Inc.	45,875	7,347
	Carlyle Group Inc.	273,691	7,064
	Stifel Financial Corp.	134,177	6,804
	Janus Henderson Group plc	306,567	6,352
	Affiliated Managers Group Inc.	92,169	6,327
	Houlihan Lokey Inc. Class A	96,759	5,670
	Evercore Inc. Class A	79,063	4,892
	Federated Hermes Inc. Class B	187,610	4,486
	Artisan Partners Asset Management Inc. Class A	112,791	4,366
	Moelis & Co. Class A	108,201	3,453
	Hamilton Lane Inc. Class A	46,502	3,400
	Virtu Financial Inc. Class A	118,043	3,049
	Cohen & Steers Inc.	46,831	2,833
	Piper Sandler Cos.	33,413	2,521
	PJT Partners Inc.	40,047	2,370
	Virtus Investment Partners Inc.	15,067	2,138
	Waddell & Reed Financial Inc. Class A	120,464	1,897
*	StoneX Group Inc.	32,012	1,815
*	Focus Financial Partners Inc. Class A	50,933	1,803
	Brightsphere Investment Group Inc.	125,664	1,742
	BGC Partners Inc. Class A	543,234	1,369
*	Blucora Inc.	92,615	1,105
	Cowen Inc. Class A	50,156	907
	WisdomTree Investments Inc.	242,481	907
	B Riley Financial Inc.	28,761	770
	Diamond Hill Investment Group Inc.	5,986	742
*	Donnelley Financial Solutions Inc.	58,912	642
	Victory Capital Holdings Inc. Class A	32,343	563
	Oppenheimer Holdings Inc. Class A	18,886	461
	Sculptor Capital Management Inc. Class A	32,240	412
	Greenhill & Co. Inc.	27,660	310
	Associated Capital Group Inc. Class A	6,718	260
	Pzena Investment Management Inc. Class A	33,763	167
	Westwood Holdings Group Inc.	14,600	166
	GAMCO Investors Inc. Class A	9,776	123
			1,764,359
Consumer Finance (4.9%)
	American Express Co.	1,339,096	136,039
	Capital One Financial Corp.	891,746	61,557
	Discover Financial Services	599,483	31,821
	Synchrony Financial	1,028,377	25,514
	Ally Financial Inc.	729,634	16,694
*,^	Credit Acceptance Corp.	18,997	7,348
*	Green Dot Corp. Class A	98,472	5,126
	SLM Corp.	660,886	5,049
	FirstCash Inc.	81,558	4,873
*,^	LendingTree Inc.	15,301	4,727
	OneMain Holdings Inc	158,760	4,617
*	PRA Group Inc.	89,544	4,180
	Navient Corp.	376,429	3,422
	Santander Consumer USA Holdings Inc.	156,493	2,693
	Nelnet Inc. Class A	38,654	2,531
*	Encore Capital Group Inc.	54,643	2,510
*	Enova International Inc.	58,821	1,005
*	World Acceptance Corp.	10,095	919
*	LendingClub Corp.	120,412	642
*	EZCORP Inc. Class A	103,583	557
	Curo Group Holdings Corp.	35,504	273
			322,097
Diversified Financial Services (9.7%)
*	Berkshire Hathaway Inc. Class B	2,722,171	593,542
	Equitable Holdings Inc.	793,788	16,820
	Voya Financial Inc.	247,023	12,823
	Jefferies Financial Group Inc.	445,597	7,816
*	Cannae Holdings Inc.	158,967	5,998
*	On Deck Capital Inc.	100,600	163
			637,162
Insurance (20.5%)
	Marsh & McLennan Cos. Inc.	998,671	114,757
	Chubb Ltd.	883,463	110,433
	Progressive Corp.	1,145,577	108,876
	Aon plc Class A	452,319	90,459
	MetLife Inc.	1,509,948	58,073
	Travelers Cos. Inc.	494,876	57,425
	Allstate Corp.	614,817	57,178
	Prudential Financial Inc.	772,878	52,378
	Willis Towers Watson plc	251,965	51,786
	American International Group Inc.	1,685,862	49,126
	Aflac Inc.	1,334,382	48,465
	Arthur J Gallagher & Co.	371,083	39,075
*	Markel Corp.	26,963	29,304

Financials Index Fund

			Market
			Value●
		Shares	($000)
	Hartford Financial Services Group Inc.	700,856	28,350
*	Arch Capital Group Ltd.	793,985	25,042
	Cincinnati Financial Corp.	301,671	23,956
	Principal Financial Group Inc.	536,308	22,584
	Brown & Brown Inc.	471,317	21,869
	RenaissanceRe Holdings Ltd.	97,859	17,981
	Fidelity National Financial Inc.	544,864	17,888
	Loews Corp.	495,766	17,778
	W R Berkley Corp.	279,853	17,365
	Everest Re Group Ltd.	78,264	17,224
	Globe Life Inc.	197,919	16,324
	Alleghany Corp.	27,985	15,519
	Assurant Inc.	116,957	14,217
	Lincoln National Corp.	378,223	13,635
	Reinsurance Group of America Inc.	132,575	12,154
	First American Financial Corp.	218,093	11,465
	Erie Indemnity Co. Class A	49,727	10,614
	American Financial Group Inc.	149,511	9,995
	Primerica Inc.	79,807	9,964
	Kemper Corp.	121,282	9,419
	Old Republic International Corp.	565,473	9,110
*	Athene Holding Ltd. Class A	247,074	9,033
	Kinsale Capital Group Inc.	41,404	8,580
	Axis Capital Holdings Ltd.	165,059	7,883
	Hanover Insurance Group Inc.	74,330	7,618
	RLI Corp.	78,849	7,395
	Unum Group	399,688	7,386
	Selective Insurance Group Inc.	117,407	7,022
*	Brighthouse Financial Inc.	183,608	5,574
	White Mountains Insurance Group Ltd.	6,081	5,421
	CNO Financial Group Inc.	280,362	4,570
	National General Holdings Corp.	133,242	4,537
	American Equity Investment Life Holding Co.	180,172	4,308
*	Enstar Group Ltd.	23,671	4,237
*	Palomar Holdings Inc.	33,423	3,755
*	Trupanion Inc.	58,822	3,690
	Assured Guaranty Ltd.	170,233	3,652
	Horace Mann Educators Corp.	80,161	3,131
*	Genworth Financial Inc. Class A	1,001,056	3,023
	Goosehead Insurance Inc. Class A	28,259	2,904
	James River Group Holdings Ltd.	59,249	2,886
*	eHealth Inc.	45,117	2,848
	AMERISAFE Inc.	38,294	2,555
	Argo Group International Holdings Ltd.	64,936	2,412
	Mercury General Corp.	53,536	2,395
	Stewart Information Services Corp.	51,243	2,187
	Safety Insurance Group Inc.	28,438	2,059
	Employers Holdings Inc.	59,398	1,935
	ProAssurance Corp.	105,152	1,611
*	Third Point Reinsurance Ltd.	164,259	1,406
	American National Insurance Co.	15,535	1,165
	Universal Insurance Holdings Inc.	60,652	1,125
*	Ambac Financial Group Inc.	87,502	1,105
	United Fire Group Inc.	42,888	1,080
	National Western Life Group Inc. Class A	4,691	1,032
*	MBIA Inc.	125,899	1,021
	HCI Group Inc.	12,886	705
	Heritage Insurance Holdings Inc.	51,103	667
*	Citizens Inc. Class A	96,825	566
*	Watford Holdings Ltd.	32,937	527
*	Global Indemnity Group LLC Class A	17,526	407
*	Greenlight Capital Re Ltd. Class A	52,894	385
	United Insurance Holdings Corp.	40,754	309
	Protective Insurance Corp. Class B	17,136	246
			1,346,141
Mortgage Real Estate Investment Trusts (REITs) (1.5%)
	Annaly Capital Management Inc.	2,797,918	20,565
	AGNC Investment Corp.	1,094,172	15,439
	Starwood Property Trust Inc.	554,293	8,647
	New Residential Investment Corp.	814,662	6,305
	Hannon Armstrong Sustainable Infrastructure Capital Inc.	143,373	6,088
	Blackstone Mortgage Trust Inc. Class A	253,397	6,023
	PennyMac Mortgage Investment Trust	195,081	3,344
	Chimera Investment Corp.	375,271	3,336
	Two Harbors Investment Corp.	533,030	2,905
	Apollo Commercial Real Estate Finance Inc.	290,619	2,598
	Broadmark Realty Capital Inc.	244,218	2,393
	MFA Financial Inc.	883,962	2,369
	Arbor Realty Trust Inc.	204,783	2,318
	New York Mortgage Trust Inc.	753,024	1,988
	Redwood Trust Inc.	226,152	1,567
	Ladder Capital Corp. Class A	200,487	1,494
	ARMOUR Residential REIT Inc.	125,801	1,219
^	Invesco Mortgage Capital Inc.	397,189	1,192
	Capstead Mortgage Corp.	186,474	1,150
	KKR Real Estate Finance Trust Inc.	61,345	1,116
	Ellington Financial Inc.	80,319	1,001
	Colony Credit Real Estate Inc.	163,176	982
	Ready Capital Corp.	85,049	870
	TPG RE Finance Trust Inc.	88,865	784
	Granite Point Mortgage Trust Inc.	105,564	701
	Dynex Capital Inc.	43,716	692
	Orchid Island Capital Inc.	124,220	635
	Ares Commercial Real Estate Corp.	61,432	612
	Anworth Mortgage Asset Corp.	186,220	322
	Western Asset Mortgage Capital Corp.	100,244	228
^	AG Mortgage Investment Trust Inc.	61,537	171
	Exantas Capital Corp.	60,445	141
			99,195
Other (0.0%)[1]
*,§	NewStar Financial Inc. CVR	42,593	4
*,§	American International Group Inc. Warrants Exp. 01/19/2021	7,950	—
			4
Thrifts & Mortgage Finance (1.1%)
	New York Community Bancorp Inc.	910,262	8,238
	Essent Group Ltd.	216,490	7,729
	PennyMac Financial Services Inc.	123,999	6,537
	MGIC Investment Corp.	662,735	6,077
	Radian Group Inc.	372,652	5,754
	Washington Federal Inc.	147,834	3,467
	Walker & Dunlop Inc.	57,285	3,138
	WSFS Financial Corp.	100,365	2,941
*	NMI Holdings Inc. Class A	160,290	2,749
*	Mr Cooper Group Inc.	146,294	2,681
	Flagstar Bancorp Inc.	82,916	2,605
*	Axos Financial Inc.	104,495	2,589
	Capitol Federal Financial Inc.	266,469	2,489
	Northwest Bancshares Inc.	239,967	2,426
	Provident Financial Services Inc.	137,094	1,807
	Premier Financial Corp.	72,276	1,321
	HomeStreet Inc.	46,449	1,271
	Kearny Financial Corp.	157,066	1,219
	Federal Agricultural Mortgage Corp. Class C	17,728	1,208
	Meta Financial Group Inc.	59,941	1,156
	TrustCo Bank Corp. NY	186,842	1,114
	Meridian Bancorp Inc.	93,303	1,086
*	Columbia Financial Inc.	98,626	1,052
	Northfield Bancorp Inc.	85,522	826
	Waterstone Financial Inc.	47,785	740
	The Hingham Institution For Savings	2,483	455
*	Bridgewater Bancshares Inc.	44,859	436
	PCSB Financial Corp.	29,944	380
	Home Bancorp Inc.	14,770	357
	Merchants Bancorp	16,288	332
*	Ocwen Financial Corp.	14,405	274
			74,454
Road & Rail (0.0%)
*	Morgan Group Holding Co.	153	1
Total Common Stocks (Cost $7,205,284)			6,557,320

Financials Index Fund

		Market
		Value•
	Shares	($000)
Temporary Cash Investments (0.2%)
[2,3] Vanguard Market Liquidity Fund, 0.147% (Cost $12,697)	126,984	12,699
Total Investments (100.0%) (Cost $7,217,981)		6,570,019
Other Assets and Liabilities—Net (0.0%)		2,361
Net Assets (100%)		6,572,380

Cost is in $000.

•	See Note A in Notes to Financial Statements.

*	Non-income-producing security.

^	Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $6,161,000.

§	Security value determined using significant unobservable inputs.

1	“Other” represents securities that are not classified by the fund’s benchmark index.

2	Collateral of $6,795,000 was received for securities on loan.

3	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

CVR—Contingent Value Rights.

REIT—Real Estate Investment Trust.

Derivative Financial Instruments Outstanding as of Period End

Over-the-Counter Total Return Swaps
				Floating
				Interest Rate		Value and	Value and
			Notional	Received		Unrealized	Unrealized
	Termination		Amount	(Paid)	[1]	Appreciation	(Depreciation	)
Reference Entity	Date	Counterparty	($000)	(%	)	($000)	($000)
T. Rowe Price Group Inc.	9/2/20	BOANA	13,810	(0.055)		110	—
T. Rowe Price Group Inc.	9/2/21	BOANA	13,921	(0.057)		—	—
						110	—

1	Based on 1-month USD London Interbank Offered Rate (LIBOR) as of the most recent payment date. Floating interest payment received/paid monthly.

BOANA—Bank of America, N.A.

   See accompanying Notes, which are an integral part of the Financial Statements.

Financials Index Fund

Statement of Assets and Liabilities

As of August 31, 2020

($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value
Unaffiliated Issuers (Cost $7,205,284)	6,557,320
Affiliated Issuers (Cost $12,697)	12,699
Total Investments in Securities	6,570,019
Investment in Vanguard	278
Cash Collateral Pledged—Over-the-Counter Swap Contracts	110
Receivables for Investment Securities Sold	21,863
Receivables for Accrued Income	9,001
Receivables for Capital Shares Issued	885
Unrealized Appreciation—Over-the-Counter Swap Contracts	110
Total Assets	6,602,266
Liabilities
Payables for Investment Securities Purchased	22,210
Collateral for Securities on Loan	6,795
Payables for Capital Shares Redeemed	558
Payables to Vanguard	323
Total Liabilities	29,886
Net Assets	6,572,380

At August 31, 2020, net assets consisted of:

Paid-in Capital	7,321,503
Total Distributable Earnings (Loss)	(749,123)
Net Assets	6,572,380

ETF Shares—Net Assets
Applicable to 100,361,572 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	6,140,337
Net Asset Value Per Share—ETF Shares	$61.18

Admiral Shares—Net Assets
Applicable to 14,090,162 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	432,043
Net Asset Value Per Share—Admiral Shares	$30.66

   See accompanying Notes, which are an integral part of the Financial Statements.

Financials Index Fund

Statement of Operations

Year Ended
August 31, 2020
($000)
Investment Income
Income
Dividends	187,790
Interest[1]	57
Securities Lending—Net	215
Total Income	188,062
Expenses
The Vanguard Group—Note B
Investment Advisory Services	1,075
Management and Administrative—ETF Shares	4,797
Management and Administrative—Admiral Shares	339
Marketing and Distribution—ETF Shares	392
Marketing and Distribution—Admiral Shares	32
Custodian Fees	74
Auditing Fees	33
Shareholders’ Reports—ETF Shares	399
Shareholders’ Reports—Admiral Shares	11
Trustees’ Fees and Expenses	4
Total Expenses	7,156
Expenses Paid Indirectly	(6)
Net Expenses	7,150
Net Investment Income	180,912
Realized Net Gain (Loss)
Investment Securities Sold[1,2]	368,678
Futures Contracts	14
Swap Contracts	2,951
Realized Net Gain (Loss)	371,643
Change in Unrealized Appreciation (Depreciation)
Investment Securities[1]	(1,036,212)
Swap Contracts	110
Change in Unrealized Appreciation (Depreciation)	(1,036,102)
Net Increase (Decrease) in Net Assets Resulting from Operations	(483,547)

1	Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $57,000, $8,000, and $1,000, respectively. Purchases and sales are for temporary cash investment purposes.

2	Includes $460,007,000 of net gain (loss) resulting from in-kind redemptions.

Statement of Changes in Net Assets

	Year Ended August 31,
	2020	2019
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	180,912	182,504
Realized Net Gain (Loss)	371,643	453,254
Change in Unrealized Appreciation (Depreciation)	(1,036,102)	(1,094,417)
Net Increase (Decrease) in Net Assets Resulting from Operations	(483,547)	(458,659)
Distributions[1]
ETF Shares	(175,958)	(165,401)
Admiral Shares	(11,934)	(13,448)
Total Distributions	(187,892)	(178,849)
Capital Share Transactions
ETF Shares	(454,049)	(697,070)
Admiral Shares	(14,373)	(155,784)
Net Increase (Decrease) from Capital Share Transactions	(468,422)	(852,854)
Total Increase (Decrease)	(1,139,861)	(1,490,362)
Net Assets
Beginning of Period	7,712,241	9,202,603
End of Period	6,572,380	7,712,241

1	Certain prior-period numbers have been reclassified to conform with current period presentation.

   See accompanying Notes, which are an integral part of the Financial Statements.

Financials Index Fund

Financial Highlights

ETF Shares

For a Share Outstanding			Year Ended August 31,
Throughout Each Period	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$67.31	$71.60	$62.26	$50.81	$47.70
Investment Operations
Net Investment Income	1.652[1]	1.539[1]	1.298[1]	1.035[1]	1.108
Net Realized and Unrealized Gain (Loss) on Investments	(6.081)	(4.338)	9.307	11.387	3.070
Total from Investment Operations	(4.429)	(2.799)	10.605	12.422	4.178
Distributions
Dividends from Net Investment Income	(1.701)	(1.491)	(1.265)	(.972)	(1.068)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(1.701)	(1.491)	(1.265)	(.972)	(1.068)
Net Asset Value, End of Period	$61.18	$67.31	$71.60	$62.26	$50.81

Total Return	-6.73%	-3.85%	17.15%	24.65%	8.93%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$6,140	$7,222	$8,512	$6,127	$3,735
Ratio of Total Expenses to Average Net Assets	0.10%	0.10%	0.10%	0.10%	0.10%
Ratio of Net Investment Income to Average Net Assets	2.53%	2.30%	1.87%	1.75%	2.39%
Portfolio Turnover Rate[2]	5%	5%	3%	5%	21%

1	Calculated based on average shares outstanding.

2	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

Admiral Shares

For a Share Outstanding			Year Ended August 31,
Throughout Each Period	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$33.73	$35.88	$31.20	$25.47	$23.91
Investment Operations
Net Investment Income	.828[1]	.771[1]	.651[1]	.514[1]	.556
Net Realized and Unrealized Gain (Loss) on Investments	(3.046)	(2.174)	4.663	5.704	1.539
Total from Investment Operations	(2.218)	(1.403)	5.314	6.218	2.095
Distributions
Dividends from Net Investment Income	(.852)	(.747)	(.634)	(.488)	(.535)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.852)	(.747)	(.634)	(.488)	(.535)
Net Asset Value, End of Period	$30.66	$33.73	$35.88	$31.20	$25.47

Total Return[2]	-6.70%	-3.87%	17.16%	24.62%	8.96%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$432	$490	$690	$518	$244
Ratio of Total Expenses to Average Net Assets	0.10%	0.10%	0.10%	0.10%	0.10%
Ratio of Net Investment Income to Average Net Assets	2.53%	2.30%	1.87%	1.75%	2.39%
Portfolio Turnover Rate[3]	5%	5%	3%	5%	21%

1	Calculated based on average shares outstanding.

2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

3	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

   See accompanying Notes, which are an integral part of the Financial Statements.

Financials Index Fund

Notes to Financial Statements

Vanguard Financials Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: ETF Shares and Admiral Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker.

Market disruptions associated with the COVID-19 pandemic have had a global impact, and uncertainty exists as to the long-term implications. Such disruptions can adversely affect assets of the fund and thus fund performance.

A.  The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.

During the year ended August 31, 2020, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period. The fund had no open futures contracts at August 31, 2020.

3. Swap Contracts: The fund has entered into equity swap contracts to earn the total return on selected reference stocks in the fund’s target index. Under the terms of the swaps, the fund receives the total return on the referenced stock (i.e., receiving the increase or paying the decrease in value of the selected reference stock and receiving the equivalent of any dividends in respect of the selected referenced stock) over a specified period of time, applied to a notional amount that represents the value of a designated number of shares of the selected reference stock at the beginning of the equity swap contract. The fund also pays a floating rate that is based on short-term interest rates, applied to the notional amount. At the same time, the fund generally invests an amount approximating the notional amount of the swap in high-quality temporary cash investments.

A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund’s maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The fund mitigates its counterparty risk by entering into swaps only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. In the event of a counterparty’s default (including bankruptcy), the fund may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master

Financials Index Fund

netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Schedule of Investments. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

The notional amounts of swap contracts are not recorded in the Statement of Assets and Liabilities. Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until periodic payments are made or the termination of the swap, at which time realized gain (loss) is recorded.

During the year ended August 31, 2020, the fund’s average amounts of investments in total return swaps represented less than 1% of net assets, based on the average of notional amounts at each quarter-end during the period.

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.

6. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Collateral investments in Vanguard Market Liquidity Fund are subject to market appreciation or depreciation. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

7. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes, subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate (or an acceptable alternate rate, if necessary), federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread, except that borrowings under the uncommitted credit facility may bear interest based upon an alternative rate agreed to by the fund and Vanguard.

Financials Index Fund

In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.

For the year ended August 31, 2020, the fund did not utilize the credit facilities or the Interfund Lending Program.

8. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B.  In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2020, the fund had contributed to Vanguard capital in the amount of $278,000, representing less than 0.01% of the fund’s net assets and 0.11% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C.  The fund’s custodian bank has agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended August 31, 2020, custodian fee offset arrangements reduced the fund’s expenses by $6,000 (an annual rate of less than 0.01% of average net assets).

D.  Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.

The following table summarizes the market value of the fund’s investments and derivatives as of August 31, 2020, based on the inputs used to value them:

	Level 1	Level 2	Level 3	Total
	($000)	($000)	($000)	($000)
Investments
Assets
Common Stocks	6,557,316	—	4	6,557,320
Temporary Cash Investments	12,699	—	—	12,699
Total	6,570,015	—	4	6,570,019
Derivative Financial Instruments
Assets
Swap Contracts	—	110	—	110

Financials Index Fund

E.  Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for in-kind redemptions and swap agreements were reclassified between the following accounts:

Amount
($000)
Paid-in Capital	460,284
Total Distributable Earnings (Loss)	(460,284)

Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales and the recognition of unrealized gains or losses from certain derivative contracts. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:

Amount
($000)
Undistributed Ordinary Income	34,672
Undistributed Long-term Gains	—
Capital Loss Carryforwards	(135,833)
Qualified Late-Year Losses	—
Net Unrealized Gains (Losses)	(647,962)

The tax character of distributions paid was as follows:

	Year Ended August 31,
	2020	2019
	Amount	Amount
	($000)	($000)
Ordinary Income*	187,892	178,849
Long-Term Capital Gains	—	—
Total	187,892	178,849

* Includes short-term capital gains, if any.

As of August 31, 2020, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Amount
($000)
Tax Cost	7,217,981
Gross Unrealized Appreciation	601,186
Gross Unrealized Depreciation	(1,249,148)
Net Unrealized Appreciation (Depreciation)	(647,962)

F.  During the year ended August 31, 2020, the fund purchased $2,181,046,000 of investment securities and sold $2,654,840,000 of investment securities, other than temporary cash investments. Purchases and sales include $1,668,113,000 and $2,311,672,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

Financials Index Fund

G.  Capital share transactions for each class of shares were:

			Year Ended August 31,
		2020		2019
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
ETF Shares
Issued	1,881,744	30,583	1,423,985	21,039
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(2,335,793)	(37,525)	(2,121,055)	(32,625)
Net Increase (Decrease)—ETF Shares	(454,049)	(6,942)	(697,070)	(11,586)
Admiral Shares
Issued	245,111	8,139	147,528	4,455
Issued in Lieu of Cash Distributions	10,126	310	11,597	349
Redeemed	(269,610)	(8,886)	(314,909)	(9,513)
Net Increase (Decrease)—Admiral Shares	(14,373)	(437)	(155,784)	(4,709)

At August 31, 2020, one shareholder was the record or beneficial owner of 25% of the fund’s net assets. If this shareholder were to redeem its investment in the fund, the redemption might result in an increase in the fund’s expense ratio, cause the fund to incur higher transaction costs, or lead to the realization of taxable capital gains.

H.  Management has determined that no events or transactions occurred subsequent to August 31, 2020, that would require recognition or disclosure in these financial statements.

Health Care Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: August 31, 2010–August 31, 2020

Initial Investment of $10,000

	Average Annual Total Returns			Final Value
	Periods Ended August 31, 2020			of a $10,000
	One Year	Five Years	Ten Years	Investment
Health Care Index Fund ETF Shares Net Asset Value	24.05%	11.20%	17.14%	$48,641
Health Care Index Fund ETF Shares Market Price	24.16	11.21	17.16	48,713
MSCI US IMI/Health Care 25/50	24.10	11.26	17.23	49,033
MSCI US IMI/2500	21.48	13.88	14.99	40,426

				Final Value
				of a $100,000
	One Year	Five Years	Ten Years	Investment
Health Care Index Fund Admiral Shares	24.06%	11.21%	17.14%	$486,669
MSCI US IMI/Health Care 25/50	24.10	11.26	17.23	490,332
MSCI US IMI/2500	21.48	13.88	14.99	404,265

Cumulative Returns: ETF Shares, August 31, 2010–August 31, 2020

		One Year	Five Years	Ten Years
Health Care Index Fund ETF Shares Market Price		24.16%	70.10%	387.13%
Health Care Index Fund ETF Shares Net Asset Value		24.05	70.07	386.41
MSCI US IMI/Health Care 25/50		24.10	70.48	390.33

For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares’ market prices have compared with their net asset value, visit vanguard.com, select your ETF, and then select the Price and Performance tab. The ETF premium/discount analysis there shows the percentages of days on which the ETF Shares’ market price was above or below the NAV.

See Financial Highlights for dividend and capital gains information.

Health Care Index Fund

Fund Allocation

As of August 31, 2020

Biotechnology	19.4%
Health Care Distributors	1.4
Health Care Equipment	24.0
Health Care Facilities	1.4
Health Care Services	4.8
Health Care Supplies	2.1
Health Care Technology	2.1
Life Sciences Tools & Services	8.7
Managed Health Care	9.8
Pharmaceuticals	26.3

The table reflects the fund’s investments, except for short-term investments and derivatives. Sector categories are based on the Global Industry Classification Standard (“GICS”), except for the “Other” category (if applicable), which includes securities that have not been provided a GICS classification as of the effective reporting period.

The fund may invest in derivatives (such as futures and swap contracts) for various reasons, including, but not limited to, attempting to remain fully invested and tracking its target index as closely as possible.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard and Poor’s, a division of McGraw-Hill Companies, Inc. (“S&P”), and is licensed for use by Vanguard. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classification makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of its affiliates or any third party involved in making or compiling the GICS or any GICS classification have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

Health Care Index Fund

Financial Statements

Schedule of Investments

As of August 31, 2020

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.

			Market
			Value•
		Shares	($000)
Common Stocks (99.8%)
Biotechnology (19.4%)
	AbbVie Inc.	4,689,103	449,075
	Amgen Inc.	1,620,042	410,389
	Gilead Sciences Inc.	3,254,603	217,245
*	Vertex Pharmaceuticals Inc.	714,019	199,297
*	Regeneron Pharmaceuticals Inc.	277,789	172,210
*	Biogen Inc.	449,413	129,269
*	Alexion Pharmaceuticals Inc.	608,143	69,462
*	Seattle Genetics Inc.	333,714	52,840
*	Incyte Corp.	508,825	49,025
*	Moderna Inc.	749,606	48,642
*	Alnylam Pharmaceuticals Inc.	316,242	41,946
*	BioMarin Pharmaceutical Inc.	498,323	38,884
*	Exact Sciences Corp.	412,405	31,050
*	Sarepta Therapeutics Inc.	204,055	29,878
*	Neurocrine Biosciences Inc.	242,935	28,283
*	Immunomedics Inc.	540,558	24,087
*	Ionis Pharmaceuticals Inc.	364,482	19,864
*	Exelixis Inc.	845,510	18,787
*	Novavax Inc.	159,627	17,613
*	Momenta Pharmaceuticals Inc.	307,631	16,049
*	Emergent BioSolutions Inc.	122,739	13,998
*	Ultragenyx Pharmaceutical Inc.	156,378	13,302
*	CRISPR Therapeutics AG	141,478	13,223
*	United Therapeutics Corp.	121,171	12,960
*	ACADIA Pharmaceuticals Inc.	321,499	12,728
*	Acceleron Pharma Inc.	126,020	12,283
*	Invitae Corp.	344,308	12,037
*	Natera Inc.	184,325	11,743
*	Mirati Therapeutics Inc.	78,013	11,653
*	Arrowhead Pharmaceuticals Inc.	266,604	11,261
*	Blueprint Medicines Corp.	141,675	10,970
*	Arena Pharmaceuticals Inc.	152,800	10,669
*	Bluebird Bio Inc.	178,591	10,590
*	Halozyme Therapeutics Inc.	355,511	10,308
*	FibroGen Inc.	220,927	9,904
*	Iovance Biotherapeutics Inc.	295,465	9,848
*	Global Blood Therapeutics Inc.	151,176	9,491
*	Amicus Therapeutics Inc.	638,912	9,328
*	Biohaven Pharmaceutical Holding Co. Ltd.	136,757	8,669
*	Insmed Inc.	278,312	7,846
*	PTC Therapeutics Inc.	155,919	7,706
*	Sage Therapeutics Inc.	143,008	7,499
*	Turning Point Therapeutics Inc.	92,909	7,264
*	Alkermes plc	438,734	7,257
*	Agios Pharmaceuticals Inc.	170,223	6,981
*	Denali Therapeutics Inc.	218,238	6,962
*	Principia Biopharma Inc.	68,389	6,840
*	TG Therapeutics Inc.	272,239	6,753
*	ChemoCentryx Inc.	119,282	6,382
*	Fate Therapeutics Inc.	171,283	6,235
*	Allakos Inc.	67,124	6,013
*	Editas Medicine Inc.	168,053	5,921
*	Allogene Therapeutics Inc.	155,046	5,527
*	Twist Bioscience Corp.	79,037	5,527
*,^	Inovio Pharmaceuticals Inc.	435,459	5,221
*	Veracyte Inc.	156,293	5,206
*	Apellis Pharmaceuticals Inc.	166,385	5,130
*	Xencor Inc.	141,626	5,063
*,^	Ligand Pharmaceuticals Inc.	44,228	4,511
*	Deciphera Pharmaceuticals Inc.	100,033	4,503
*	Ironwood Pharmaceuticals Inc. Class A	415,006	4,192
*	Aimmune Therapeutics Inc.	118,819	4,066
*	Cytokinetics Inc.	164,793	3,948
*	CareDx Inc.	114,582	3,913
*,^	OPKO Health Inc.	1,194,478	3,870
*	Akebia Therapeutics Inc.	369,695	3,849
*	MacroGenics Inc.	129,271	3,741
*	uniQure NV	91,626	3,736
*	Sangamo Therapeutics Inc.	330,012	3,642
*	Intercept Pharmaceuticals Inc.	72,605	3,622
*	Kura Oncology Inc.	135,762	3,379
*	Heron Therapeutics Inc.	236,220	3,378
*	Kodiak Sciences Inc.	61,350	3,226
*	Dicerna Pharmaceuticals Inc.	173,053	3,205
*	Zymeworks Inc.	94,146	3,052
*	Coherus Biosciences Inc.	157,572	2,989
*	Madrigal Pharmaceuticals Inc.	27,684	2,982
*,^	Sorrento Therapeutics Inc.	361,953	2,899
*	Myriad Genetics Inc.	205,242	2,744
*,^	Intellia Therapeutics Inc.	125,458	2,707
*	REGENXBIO Inc.	87,168	2,660
*,^	Esperion Therapeutics Inc.	71,671	2,587
*	Arcturus Therapeutics Holdings Inc.	52,739	2,544
*	Epizyme Inc.	194,784	2,532
*	Atara Biotherapeutics Inc.	187,700	2,530
*	Karuna Therapeutics Inc.	32,406	2,476
*	Enanta Pharmaceuticals Inc.	46,739	2,439
*	Arcus Biosciences Inc.	102,145	2,431
*	Y-mAbs Therapeutics Inc.	54,381	2,340
*	Retrophin Inc.	116,247	2,277
*	Karyopharm Therapeutics Inc.	141,223	2,148
*	Rocket Pharmaceuticals Inc.	83,203	2,128
*	Adverum Biotechnologies Inc.	170,252	2,077
*	Myovant Sciences Ltd.	99,187	2,021
*	Gossamer Bio Inc.	144,742	2,012
*	BioCryst Pharmaceuticals Inc.	476,842	1,979
*	Rhythm Pharmaceuticals Inc.	66,715	1,969
*	Assembly Biosciences Inc.	86,704	1,896
*	ImmunoGen Inc.	483,861	1,790
*	Cortexyme Inc.	40,533	1,782
*	Vericel Corp.	111,731	1,771
*,^	Geron Corp.	846,666	1,736
*	Krystal Biotech Inc.	35,155	1,681
*,^	ZIOPHARM Oncology Inc.	596,146	1,675
*	Corbus Pharmaceuticals Holdings Inc.	180,069	1,672
*	Kadmon Holdings Inc.	331,290	1,656
*	Bioxcel Therapeutics Inc.	40,068	1,633
*	Translate Bio Inc.	113,605	1,601
*	Spectrum Pharmaceuticals Inc.	379,189	1,596
*	SpringWorks Therapeutics Inc.	35,574	1,580
*	Radius Health Inc.	127,476	1,578
*	Dynavax Technologies Corp.	263,838	1,578
*	Alector Inc.	119,768	1,547
*	Agenus Inc.	350,981	1,529
*	Vanda Pharmaceuticals Inc.	148,116	1,524
*	Constellation Pharmaceuticals Inc.	72,370	1,523
*	Anika Therapeutics Inc.	38,975	1,494
*	Castle Biosciences Inc.	31,803	1,454
*	Athenex Inc.	123,836	1,423
*	Flexion Therapeutics Inc.	117,804	1,374
*	Akero Therapeutics Inc.	42,011	1,370
*	Avrobio Inc.	74,675	1,293
*	Eagle Pharmaceuticals Inc.	32,095	1,274
*	Viking Therapeutics Inc.	180,416	1,207
*,^	Clovis Oncology Inc.	230,767	1,202
*	G1 Therapeutics Inc.	77,956	1,197
*	AnaptysBio Inc.	67,709	1,173
*	Syros Pharmaceuticals Inc.	88,267	1,170
*	TCR2 Therapeutics Inc.	57,519	1,163
*	Eidos Therapeutics Inc.	26,574	1,150
*	Kiniksa Pharmaceuticals Ltd. Class A	64,861	1,146
*,^	Precigen Inc.	188,659	1,141
*	Rigel Pharmaceuticals Inc.	457,389	1,139
*	Cue Biopharma Inc.	62,826	1,123
*,^	Athersys Inc.	514,510	1,122

Health Care Index Fund

			Market
			Value•
		Shares	($000)
*	BioSpecifics Technologies Corp.	16,183	1,044
*	Atreca Inc. Class A	72,532	1,031
*	Akcea Therapeutics Inc.	55,860	1,021
*	PDL BioPharma Inc.	300,150	1,006
*	Puma Biotechnology Inc.	91,451	941
*	Xenon Pharmaceuticals Inc.	77,108	937
*	Prothena Corp. plc	71,678	929
*	Ardelyx Inc.	159,454	915
*	Applied Therapeutics Inc.	36,345	876
*	Scholar Rock Holding Corp.	57,350	866
*	IGM Biosciences Inc.	19,964	858
*	CytomX Therapeutics Inc.	112,949	825
*	Stoke Therapeutics Inc.	27,120	797
*	Replimune Group Inc.	29,267	790
*	Voyager Therapeutics Inc.	66,623	786
*	Homology Medicines Inc.	66,857	711
*	Aprea Therapeutics Inc.	26,133	708
*	Crinetics Pharmaceuticals Inc.	43,821	702
*	Concert Pharmaceuticals Inc.	69,559	669
*	Molecular Templates Inc.	56,672	658
*	NantKwest Inc.	81,516	595
*	Precision BioSciences Inc.	99,290	560
*	Morphic Holding Inc.	21,033	557
*	MediciNova Inc.	105,228	551
*	Merus NV	43,987	531
*	MeiraGTx Holdings plc	39,875	519
*	KalVista Pharmaceuticals Inc.	35,528	465
*	Mirum Pharmaceuticals Inc.	17,528	455
*	RAPT Therapeutics Inc.	16,790	447
*	Rubius Therapeutics Inc.	88,470	426
*	Prevail Therapeutics Inc.	33,149	406
*,^	Verastem Inc.	306,253	386
*	Cyclerion Therapeutics Inc.	53,381	364
*	Harpoon Therapeutics Inc.	24,133	332
*	Frequency Therapeutics Inc.	17,101	331
*	Five Prime Therapeutics Inc.	77,394	330
*	NextCure Inc.	33,729	303
*	Minerva Neurosciences Inc.	90,005	286
*	GlycoMimetics Inc.	72,142	266
*,^	Lexicon Pharmaceuticals Inc.	107,802	189
*	Gritstone Oncology Inc.	54,599	181
*	Calyxt Inc.	32,161	175
*,1	Alder BioPharmaceuticals CVR Exp. 12/31/2024	157,578	139
*	PhaseBio Pharmaceuticals Inc.	35,723	138
*	Solid Biosciences Inc.	57,648	138
*,^	Marker Therapeutics Inc.	70,114	126
*	Acorda Therapeutics Inc.	133,392	74
*	Geron Corp. Warrants Exp. 12/31/2025	152,449	57
*	Advaxis Inc. Warrants Exp. 09/11/2024	7,710	—
*,1	Stemline Therapeutics Inc. CVR	102	—
			2,598,857
Health Care Equipment & Supplies (26.0%)
	Abbott Laboratories	4,871,446	533,277
	Medtronic plc	3,693,314	396,920
	Danaher Corp.	1,755,957	362,552
*	Intuitive Surgical Inc.	321,153	234,711
	Becton Dickinson and Co.	798,071	193,748
	Stryker Corp.	930,409	184,370
*	Boston Scientific Corp.	3,934,705	161,402
*	Edwards Lifesciences Corp.	1,706,519	146,488
	Baxter International Inc.	1,401,382	122,018
*	DexCom Inc.	254,326	108,193
*	IDEXX Laboratories Inc.	233,901	91,469
	Zimmer Biomet Holdings Inc.	569,518	80,234
	ResMed Inc.	398,429	72,028
*	Align Technology Inc.	206,058	61,195
	West Pharmaceutical Services Inc.	202,707	57,561
	Teleflex Inc.	127,857	50,241
	Cooper Cos. Inc.	146,883	46,177
*	Varian Medical Systems Inc.	250,104	43,436
*	Hologic Inc.	710,922	42,456
*	Insulet Corp.	180,269	39,344
*	ABIOMED Inc.	123,807	38,085
	STERIS plc	233,884	37,337
*	Masimo Corp.	141,592	31,717
	Dentsply Sirona Inc.	603,372	27,073
*	Penumbra Inc.	93,737	19,605
*	Novocure Ltd.	235,144	19,458
*	Quidel Corp.	103,984	18,297
*	Tandem Diabetes Care Inc.	157,258	17,726
	Hill-Rom Holdings Inc.	183,315	17,193
*	iRhythm Technologies Inc.	74,479	16,399
*	Haemonetics Corp.	138,865	12,451
*	Nevro Corp.	88,964	12,236
*	Globus Medical Inc.	206,382	11,665
*	Neogen Corp.	145,410	11,080
*	ICU Medical Inc.	54,518	10,917
*	Wright Medical Group NV	355,055	10,733
*	Envista Holdings Corp.	439,528	10,544
*	Integra LifeSciences Holdings Corp.	198,162	9,470
*	NuVasive Inc.	141,175	7,359
	CONMED Corp.	78,680	6,791
*	Merit Medical Systems Inc.	137,203	6,737
*	Integer Holdings Corp.	90,581	6,274
*	LivaNova plc	133,635	6,267
*	CryoPort Inc.	104,979	5,824
	Cantel Medical Corp.	104,454	5,482
*	AtriCure Inc.	121,631	5,441
*	Glaukos Corp.	109,652	5,245
*	STAAR Surgical Co.	93,663	4,491
*	Silk Road Medical Inc.	73,597	4,488
*	Shockwave Medical Inc.	70,217	4,462
*	Avanos Medical Inc.	131,381	4,257
*	Cardiovascular Systems Inc.	107,357	3,507
	Mesa Laboratories Inc.	13,024	3,203
*	Cerus Corp.	448,495	2,857
	Atrion Corp.	4,054	2,561
*	Heska Corp.	24,613	2,550
*	Axonics Modulation Technologies Inc.	58,828	2,486
*	Lantheus Holdings Inc.	175,858	2,360
*	OraSure Technologies Inc.	192,328	2,254
*	GenMark Diagnostics Inc.	172,517	2,238
*	CryoLife Inc.	104,150	2,106
*	Tactile Systems Technology Inc.	52,903	2,033
*	Natus Medical Inc.	94,582	1,718
*	Surmodics Inc.	37,348	1,690
*	Meridian Bioscience Inc.	117,818	1,666
*	OrthoPediatrics Corp.	31,970	1,611
*	Inogen Inc.	51,611	1,560
*	Orthofix Medical Inc.	50,314	1,526
	LeMaitre Vascular Inc.	46,621	1,505
*,^	SmileDirectClub Inc.	164,604	1,337
*	SI-BONE Inc.	58,750	1,282
*	Varex Imaging Corp.	109,943	1,219
*	TransMedics Group Inc.	67,392	1,202
*	Antares Pharma Inc.	424,414	1,201
*	Vapotherm Inc.	37,845	1,177
*	Axogen Inc.	98,412	1,168
*	Establishment Labs Holdings Inc.	58,820	1,075
*,^	Accelerate Diagnostics Inc.	83,256	1,014
*	AngioDynamics Inc.	103,998	974
*	Oxford Immunotec Global plc	64,998	885
*	Zynex Inc.	50,361	745
*,^	Co-Diagnostics Inc.	68,081	742
*,^	ViewRay Inc.	264,323	719
	Invacare Corp.	93,189	632
*	Repro-Med Systems Inc.	71,207	619
*	Accuray Inc.	246,435	574
*,1	Lantheus Holdings CVR	215,826	—
			3,488,920
Health Care Providers & Services (17.3%)
	UnitedHealth Group Inc.	2,611,895	816,348
	CVS Health Corp.	3,599,966	223,630
	Anthem Inc.	694,361	195,477
	Cigna Corp.	1,016,241	180,251
	Humana Inc.	364,106	151,166
	HCA Healthcare Inc.	743,905	100,963
*	Centene Corp.	1,595,076	97,810
	McKesson Corp.	445,791	68,402
*	Laboratory Corp. of America Holdings	267,736	47,055
	Quest Diagnostics Inc.	368,386	40,979
	Cardinal Health Inc.	804,388	40,831
	AmerisourceBergen Corp. Class A	420,269	40,779
*	Molina Healthcare Inc.	162,939	30,139
*	Henry Schein Inc.	393,277	26,129
	Universal Health Services Inc. Class B	213,976	23,612
	Chemed Corp.	43,735	22,616
*	Amedisys Inc.	89,225	21,584
*	DaVita Inc.	234,536	20,348
	Encompass Health Corp.	273,930	17,871
*	LHC Group Inc.	82,646	17,227
*	Guardant Health Inc.	156,039	14,902
*	HealthEquity Inc.	196,731	11,308
	Ensign Group Inc.	140,389	8,218
*	AMN Healthcare Services Inc.	129,350	6,964
	Patterson Cos. Inc.	237,855	6,900
*	Tenet Healthcare Corp.	244,765	6,897
*	Acadia Healthcare Co. Inc.	220,141	6,805
	Premier Inc. Class A	197,143	6,456
*	Covetrus Inc.	277,594	6,360
*	Select Medical Holdings Corp.	294,235	5,905
*	Magellan Health Inc.	61,972	4,676
*	MEDNAX Inc.	235,415	4,374
*	R1 RCM Inc.	268,573	3,894
*	Addus HomeCare Corp.	40,813	3,823
*	BioTelemetry Inc.	93,849	3,715
	US Physical Therapy Inc.	35,267	3,135
*	Providence Service Corp.	33,854	3,135

Health Care Index Fund

			Market
			Value•
		Shares	($000)
*	Pennant Group Inc.	73,090	2,707
*	CorVel Corp.	27,254	2,263
	National HealthCare Corp.	33,853	2,156
	National Research Corp.	37,850	2,120
*	Hanger Inc.	103,083	2,037
*	PetIQ Inc. Class A	57,116	2,009
*	RadNet Inc.	118,098	1,703
*	Tivity Health Inc.	93,711	1,533
*	Apollo Medical Holdings Inc.	80,150	1,514
^	Ontrak Inc.	18,443	1,345
*	Progyny Inc.	46,803	1,336
*	Brookdale Senior Living Inc.	483,433	1,329
*	Community Health Systems Inc.	244,661	1,265
*	Triple-S Management Corp. Class B	64,689	1,203
*	Surgery Partners Inc.	62,153	1,186
*	Option Care Health Inc.	96,931	1,126
*	Fulgent Genetics Inc.	26,925	796
*	Cross Country Healthcare Inc.	94,608	605
*	Avalon GloboCare Corp.	68,848	98
			2,319,015
Health Care Technology (2.1%)
*	Veeva Systems Inc. Class A	371,364	104,825
	Cerner Corp.	838,101	61,491
*	Teladoc Health Inc.	194,809	42,018
*	Livongo Health Inc.	107,908	14,816
*	Change Healthcare Inc.	624,201	8,832
*	Inspire Medical Systems Inc.	66,128	7,899
*	Omnicell Inc.	117,464	7,833
*	HMS Holdings Corp.	243,215	6,783
*	Inovalon Holdings Inc. Class A	198,464	4,911
*	Allscripts Healthcare Solutions Inc.	448,367	4,004
*	Tabula Rasa HealthCare Inc.	60,290	3,051
*	Evolent Health Inc. Class A	212,872	3,050
	Simulations Plus Inc.	43,015	2,563
*	Vocera Communications Inc.	88,742	2,484
*	NextGen Healthcare Inc.	145,112	1,924
*	Phreesia Inc.	57,086	1,801
*	HealthStream Inc.	75,935	1,573
*	Health Catalyst Inc.	41,068	1,281
	Computer Programs and Systems Inc.	35,666	976
*	Castlight Health Inc. Class B	267,355	369
			282,484
Life Sciences Tools & Services (8.7%)
	Thermo Fisher Scientific Inc.	1,087,701	466,602
*	Illumina Inc.	404,845	144,619
*	IQVIA Holdings Inc.	525,903	86,117
	Agilent Technologies Inc.	852,786	85,637
*	Mettler-Toledo International Inc.	65,842	63,918
*	Waters Corp.	170,513	36,875
	PerkinElmer Inc.	306,772	36,113
*	Bio-Rad Laboratories Inc. Class A	60,900	30,973
*	Charles River Laboratories International Inc.	136,297	29,842
*	Avantor Inc.	1,267,683	28,612
	Bio-Techne Corp.	105,286	26,896
*	Repligen Corp.	136,934	21,212
*	PRA Health Sciences Inc.	175,245	18,735
*	10X Genomics Inc. Class A	127,649	14,631
	Bruker Corp.	297,375	12,496
*	NeoGenomics Inc.	287,189	11,186
*	Syneos Health Inc.	171,774	10,839
*	Medpace Holdings Inc.	77,992	10,123
*	Adaptive Biotechnologies Corp.	210,148	8,744
*	PPD Inc.	192,478	6,610
*	NanoString Technologies Inc.	103,984	4,209
	Luminex Corp.	118,202	3,155
*	Pacific Biosciences of California Inc.	452,631	2,987
*	Codexis Inc.	153,460	2,118
*	Quanterix Corp.	54,123	1,927
*	Personalis Inc.	48,119	1,098
			1,166,274
Pharmaceuticals (26.3%)
	Johnson & Johnson	7,255,715	1,113,099
	Merck & Co. Inc.	6,951,471	592,752
	Pfizer Inc.	15,298,508	578,131
	Bristol-Myers Squibb Co.	6,231,530	387,601
	Eli Lilly and Co.	2,372,168	352,006
	Zoetis Inc.	1,308,001	209,411
*	Catalent Inc.	426,639	39,464
*	Horizon Therapeutics plc	498,949	37,481
*	Elanco Animal Health Inc.	1,098,321	31,917
*	Mylan NV	1,423,837	23,322
*	Jazz Pharmaceuticals plc	152,403	20,481
	Perrigo Co. plc	375,455	19,636
*	MyoKardia Inc.	137,974	15,100
*	Royalty Pharma plc Class A	251,967	10,426
*	Nektar Therapeutics Class A	490,420	9,485
*	Reata Pharmaceuticals Inc. Class A	65,981	6,925
*	Pacira BioSciences Inc.	110,287	6,895
*	Axsome Therapeutics Inc.	76,471	5,606
*	Prestige Consumer Healthcare Inc.	137,512	5,010
*	Revance Therapeutics Inc.	141,498	4,136
*	Corcept Therapeutics Inc.	300,697	3,819
*	Zogenix Inc.	144,984	3,432
*	Supernus Pharmaceuticals Inc.	144,893	3,186
*	Intra-Cellular Therapies Inc.	164,996	3,006
*	Theravance Biopharma Inc.	121,608	2,229
*	Innoviva Inc.	182,027	2,132
*	Amphastar Pharmaceuticals Inc.	101,310	2,065
*	Cara Therapeutics Inc.	122,469	1,898
*	Endo International plc	626,292	1,885
*,^	Omeros Corp.	151,538	1,811
*	Collegium Pharmaceutical Inc.	86,151	1,642
*	Intersect ENT Inc.	81,062	1,628
*	Provention Bio Inc.	106,481	1,389
*	Arvinas Inc.	53,358	1,385
	Phibro Animal Health Corp. Class A	56,144	1,205
*	Aerie Pharmaceuticals Inc.	109,026	1,199
*	Relmada Therapeutics Inc.	32,971	1,176
*	Amneal Pharmaceuticals Inc.	264,628	1,088
*	Cymabay Therapeutics Inc.	164,516	1,064
*	SIGA Technologies Inc.	145,960	1,014
*,^	TherapeuticsMD Inc.	670,698	979
*,^	Tilray Inc. Class 2	134,130	900
*	AMAG Pharmaceuticals Inc.	84,488	875
*	Tricida Inc.	82,171	869
*	ANI Pharmaceuticals Inc.	26,746	839
*	Kala Pharmaceuticals Inc.	90,501	806
*	Phathom Pharmaceuticals Inc.	19,978	734
*	WaVe Life Sciences Ltd.	57,092	715
*	Odonate Therapeutics Inc.	40,236	650
*,^	Xeris Pharmaceuticals Inc.	112,013	527
*	Satsuma Pharmaceuticals Inc.	21,581	497
*,^	Mallinckrodt plc	216,420	342
*	Optinose Inc.	69,940	318
*,^	Evolus Inc.	64,793	250
*,^	Verrica Pharmaceuticals Inc.	25,139	231
*,^	Eloxx Pharmaceuticals Inc.	66,334	205
*,1	Clinical Data CVR	8,685	—
			3,516,874
Total Common Stocks (Cost $9,997,916)			13,372,424
Temporary Cash Investments (0.3%)
Money Market Fund (0.3%)
[2,3]	Vanguard Market Liquidity Fund, 0.147% (Cost $49,068)	490,782	49,078
Total Investments (100.1%) (Cost $10,046,984)			13,421,502
Other Assets and Liabilities—Net (-0.1%)			(20,933)
Net Assets (100%)			13,400,569

Cost is in $000.

•	See Note A in Notes to Financial Statements.

*	Non-income-producing security.

^	Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $29,729,000.

1	Security value determined using significant unobservable inputs.

2	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

3	Collateral of $32,401,000 was received for securities on loan.

CVR—Contingent Value Rights.

Health Care Index Fund

Derivative Financial Instruments Outstanding as of Period End

Over-the-Counter Total Return Swaps
				Floating
				Interest Rate	Value and	Value and
			Notional	Received	Unrealized	Unrealized
	Termination		Amount	(Paid)[1]	Appreciation	(Depreciation)
Reference Entity	Date	Counterparty	($000)	(%)	($000)	($000)
Abbvie Inc.	2/2/21	GSI	16,861	(0.161)	—	102
Gilead Sciences	9/2/21	BOANA	14,176	(0.149)	—	828
					—	930

1	Based on 1-month USD London Interbank Offered Rate (LIBOR) as of the most recent payment date. Floating interest payment received/ paid monthly.

BOANA—Bank of America, N.A.

GSI—Goldman Sachs International.

See accompanying Notes, which are an integral part of the Financial Statements.

Health Care Index Fund

Statement of Assets and Liabilities

As of August 31, 2020

($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value
Unaffiliated Issuers (Cost $9,997,916)	13,372,424
Affiliated Issuers (Cost $49,068)	49,078
Total Investments in Securities	13,421,502
Investment in Vanguard	559
Cash Collateral Pledged–Over-the-Counter Swap Contracts	1,120
Receivables for Investment Securities Sold	58,796
Receivables for Accrued Income	18,956
Receivables for Capital Shares Issued	2,023
Total Assets	13,502,956
Liabilities
Payables for Investment Securities Purchased	46,944
Payables for Capital Shares Redeemed	21,459
Payables to Vanguard	653
Collateral for Securities on Loan	32,401
Unrealized Depreciation–Over-the-Counter Swap Contracts	930
Total Liabilities	102,387
Net Assets	13,400,569

At August 31, 2020, net assets consisted of:

Paid-in Capital	10,255,819
Total Distributable Earnings (Loss)	3,144,750
Net Assets	13,400,569

ETF Shares—Net Assets
Applicable to 56,462,970 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	11,724,492
Net Asset Value Per Share—ETF Shares	$207.65

Admiral Shares—Net Assets
Applicable to 16,135,948 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	1,676,077
Net Asset Value Per Share—Admiral Shares	$103.87

See accompanying Notes, which are an integral part of the Financial Statements.

Health Care Index Fund

Statement of Operations

Year Ended
August 31, 2020
($000)
Investment Income
Income
Dividends	173,826
Interest[1]	59
Securities Lending—Net	3,349
Total Income	177,234
Expenses
The Vanguard Group—Note B
Investment Advisory Services	1,688
Management and Administrative—ETF Shares	7,488
Management and Administrative—Admiral Shares	1,115
Marketing and Distribution—ETF Shares	488
Marketing and Distribution—Admiral Shares	102
Custodian Fees	71
Auditing Fees	32
Shareholders’ Reports—ETF Shares	407
Shareholders’ Reports—Admiral Shares	16
Trustees’ Fees and Expenses	8
Total Expenses	11,415
Net Investment Income	165,819
Realized Net Gain (Loss)
Investment Securities Sold[1,2]	473,975
Futures Contracts	(2)
Swap Contracts	4,500
Realized Net Gain (Loss)	478,473
Change in Unrealized Appreciation (Depreciation)
Investment Securities[1]	1,845,456
Swap Contracts	(1,254)
Change in Unrealized Appreciation (Depreciation)	1,844,202
Net Increase (Decrease) in Net Assets Resulting from Operations	2,488,494

1	Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from affiliated companies of the fund were $59,000, $6,000, and $5,000, respectively.

2	Includes $604,319,000 of net gain (loss) resulting from in-kind redemptions.

Statement of Changes in Net Assets

	Year Ended August 31,
	2020	2019
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	165,819	216,225
Realized Net Gain (Loss)	478,473	426,803
Change in Unrealized Appreciation (Depreciation)	1,844,202	(874,477)
Net Increase (Decrease) in Net Assets Resulting from Operations	2,488,494	(231,449)
Distributions[1]
ETF Shares	(136,385)	(183,804)
Admiral Shares	(19,956)	(26,640)
Total Distributions	(156,341)	(210,444)
Capital Share Transactions
ETF Shares	790,421	692,430
Admiral Shares	63,737	121,577
Net Increase (Decrease) from Capital Share Transactions	854,158	814,007
Total Increase (Decrease)	3,186,311	372,114
Net Assets
Beginning of Period	10,214,258	9,842,144
End of Period	13,400,569	10,214,258

1 Certain prior-period numbers have been reclassified to conform with current period presentation.

See accompanying Notes, which are an integral part of the Financial Statements.

Health Care Index Fund

Financial Highlights

ETF Shares

For a Share Outstanding	Year Ended August 31,
Throughout Each Period	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$169.74	$177.07	$151.13	$133.25	$132.34
Investment Operations
Net Investment Income	2.702[1]	3.600[1,2]	2.194[1]	1.994[1]	1.795
Net Realized and Unrealized Gain (Loss) on Investments	37.758	(7.457)	25.846	17.846	1.559
Total from Investment Operations	40.460	(3.857)	28.040	19.840	3.354
Distributions
Dividends from Net Investment Income	(2.550)	(3.473)	(2.100)	(1.960)	(2.444)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(2.550)	(3.473)	(2.100)	(1.960)	(2.444)
Net Asset Value, End of Period	$207.65	$169.74	$177.07	$151.13	$133.25

Total Return	24.05%	-2.22%	18.75%	15.06%	2.61%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$11,724	$8,899	$8,594	$7,002	$5,708
Ratio of Total Expenses to Average Net Assets	0.10%	0.10%	0.10%	0.10%	0.10%
Ratio of Net Investment Income to Average Net Assets	1.45%	2.12%[2]	1.38%	1.46%	1.40%
Portfolio Turnover Rate[3]	7%	5%	6%	4%	7%

1	Calculated based on average shares outstanding.

2	Net investment income per share and the ratio of net investment income to average net assets include $1.132 and 0.67%, respectively, resulting from a cash payment received in connection with the merger of Cigna Corp. and Express Scripts Holding Co. in December 2018.

3	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Health Care Index Fund

Financial Highlights

Admiral Shares

For a Share Outstanding	Year Ended August 31,
Throughout Each Period	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$84.91	$88.57	$75.60	$66.65	$66.20
Investment Operations
Net Investment Income	1.351[1]	1.804[1,2]	1.101[1]	.996[1]	.898
Net Realized and Unrealized Gain (Loss) on Investments	18.884	(3.727)	12.920	8.934	.774
Total from Investment Operations	20.235	(1.923)	14.021	9.930	1.672
Distributions
Dividends from Net Investment Income	(1.275)	(1.737)	(1.051)	(.980)	(1.222)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(1.275)	(1.737)	(1.051)	(.980)	(1.222)
Net Asset Value, End of Period	$103.87	$84.91	$88.57	$75.60	$66.65

Total Return[3]	24.06%	-2.21%	18.74%	15.07%	2.61%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,676	$1,316	$1,248	$924	$800
Ratio of Total Expenses to Average Net Assets	0.10%	0.10%	0.10%	0.10%	0.10%
Ratio of Net Investment Income to Average Net Assets	1.45%	2.12%[2]	1.38%	1.46%	1.40%
Portfolio Turnover Rate[4]	7%	5%	6%	4%	7%

1	Calculated based on average shares outstanding.

2	Net investment income per share and the ratio of net investment income to average net assets include $.566 and 0.67%, respectively, resulting from a cash payment received in connection with the merger of Cigna Corp. and Express Scripts Holding Co. in December 2018.

3	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

4	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Health Care Index Fund

Notes to Financial Statements

Vanguard Health Care Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: ETF Shares and Admiral Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker.

Market disruptions associated with the COVID-19 pandemic have had a global impact, and uncertainty exists as to the long-term implications. Such disruptions can adversely affect assets of the fund and thus fund performance.

A.  The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.

During the year ended August 31, 2020, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period. The fund had no open futures contracts at August 31, 2020.

3. Swap Contracts: The fund has entered into equity swap contracts to earn the total return on selected reference stocks in the fund’s target index. Under the terms of the swaps, the fund receives the total return on the referenced stock (i.e., receiving the increase or paying the decrease in value of the selected reference stock and receiving the equivalent of any dividends in respect of the selected referenced stock) over a specified period of time, applied to a notional amount that represents the value of a designated number of shares of the selected reference stock at the beginning of the equity swap contract. The fund also pays a floating rate that is based on short-term interest rates, applied to the notional amount. At the same time, the fund generally invests an amount approximating the notional amount of the swap in high-quality temporary cash investments.

A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund’s maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The fund mitigates its counterparty risk by entering into swaps only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. In the event of a counterparty’s default (including bankruptcy), the fund may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master

Health Care Index Fund

netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Schedule of Investments. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

The notional amounts of swap contracts are not recorded in the Statement of Assets and Liabilities. Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until periodic payments are made or the termination of the swap, at which time realized gain (loss) is recorded.

During the year ended August 31, 2020, the fund’s average amounts of investments in total return swaps represented less than 1% of net assets, based on the average of notional amounts at each quarter-end during the period.

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.

6. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Collateral investments in Vanguard Market Liquidity Fund are subject to market appreciation or depreciation. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

7. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes, subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate (or an acceptable alternate rate, if necessary), federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread, except that borrowings under the uncommitted credit facility may bear interest based upon an alternative rate agreed to by the fund and Vanguard.

Health Care Index Fund

In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business days’ notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.

For the year ended August 31, 2020, the fund did not utilize the credit facilities or the Interfund Lending Program.

8. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B.  In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2020, the fund had contributed to Vanguard capital in the amount of $559,000, representing less than 0.01% of the fund’s net assets and 0.22% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C.  Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.

The following table summarizes the market value of the fund’s investments and derivatives as of August 31, 2020, based on the inputs used to value them:

	Level 1	Level 2	Level 3	Total
	($000)	($000)	($000)	($000)
Investments
Assets
Common Stocks	13,372,285	—	139	13,372,424
Temporary Cash Investments	49,078	—	—	49,078
Total	13,421,363	—	139	13,421,502
Derivative Financial Instruments
Liabilities
Swap Contracts	—	930	—	930

Health Care Index Fund

D.  Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for in-kind redemptions, passive foreign investment companies, and swap agreements were reclassified between the following accounts:

Amount
($000)
Paid-in Capital	604,271
Total Distributable Earnings (Loss)	(604,271)

Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales; the recognition of unrealized gains or losses from certain derivative contracts; and the recognition of unrealized gains from passive foreign investment companies. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:

Amount
($000)
Undistributed Ordinary Income	41,791
Undistributed Long-Term Gains	—
Capital Loss Carryforwards	(270,629)
Qualified Late-Year Losses	—
Net Unrealized Gains (Losses)	3,374,437

The tax character of distributions paid was as follows:

	Year Ended August 31,
	2020	2019
	Amount	Amount
	($000)	($000)
Ordinary Income*	156,341	210,444
Long-Term Capital Gains	—	—
Total	156,341	210,444

* Includes short-term capital gains, if any.

As of August 31, 2020, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Amount
($000)
Tax Cost	10,047,065
Gross Unrealized Appreciation	3,898,934
Gross Unrealized Depreciation	(524,497)
Net Unrealized Appreciation (Depreciation)	3,374,437

E.  During the year ended August 31, 2020, the fund purchased $3,144,266,000 of investment securities and sold $2,299,434,000 of investment securities, other than temporary cash investments. Purchases and sales include $2,139,364,000 and $1,462,710,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

Health Care Index Fund

F.  Capital share transactions for each class of shares were:

			Year Ended August 31,
		2020		2019
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
ETF Shares
Issued	2,267,426	12,263	1,841,149	10,713
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(1,477,005)	(8,225)	(1,148,719)	(6,825)
Net Increase (Decrease)—ETF Shares	790,421	4,038	692,430	3,888
Admiral Shares
Issued	453,890	4,915	463,889	5,465
Issued in Lieu of Cash Distributions	17,644	194	23,415	269
Redeemed	(407,797)	(4,469)	(365,727)	(4,327)
Net Increase (Decrease)—Admiral Shares	63,737	640	121,577	1,407

G.  Management has determined that no events or transactions occurred subsequent to August 31, 2020, that would require recognition or disclosure in these financial statements.

Industrials Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: August 31, 2010–August 31, 2020

Initial Investment of $10,000

	Average Annual Total Returns			Final Value
	Periods Ended August 31, 2020			of a $10,000
	One Year	Five Years	Ten Years	Investment
Industrials Index Fund ETF Shares Net Asset Value	4.96%	10.35%	13.02%	$34,004
Industrials Index Fund ETF Shares Market Price	5.06	10.37	13.04	34,062
MSCI US IMI/Industrials 25/50	5.10	10.44	13.14	34,375
MSCI US IMI/2500	21.48	13.88	14.99	40,426

				Final Value
				of a $100,000
	One Year	Five Years	Ten Years	Investment
Industrials Index Fund Admiral Shares	4.98%	10.35%	13.03%	$340,259
MSCI US IMI/Industrials 25/50	5.10	10.44	13.14	343,753
MSCI US IMI/2500	21.48	13.88	14.99	404,265

Cumulative Returns: ETF Shares, August 31, 2010–August 31, 2020

	One Year	Five Years	Ten Years
Industrials Index Fund ETF Shares Market Price	5.06%	63.76%	240.62%
Industrials Index Fund ETF Shares Net Asset Value	4.96	63.64	240.04
MSCI US IMI/Industrials 25/50	5.10	64.31	243.75

For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares’ market prices have compared with their net asset value, visit vanguard.com, select your ETF, and then select the Price and Performance tab. The ETF premium/discount analysis there shows the percentages of days on which the ETF Shares’ market price was above or below the NAV.

See Financial Highlights for dividend and capital gains information.

Industrials Index Fund

Fund Allocation

As of August 31, 2020

Aerospace & Defense	17.3%
Agricultural & Farm Machinery	2.5
Air Freight & Logistics	6.9
Airlines	2.3
Airport Services	0.1
Building Products	6.2
Commercial Printing	0.2
Construction & Engineering	1.7
Construction Machinery & Heavy Trucks	5.7
Diversified Support Services	2.3
Electrical Components & Equipment	6.3
Environmental & Facilities Services	4.3
Heavy Electrical Equipment	0.1
Human Resource & Employment Services	0.8
Industrial Conglomerates	10.6
Industrial Machinery	11.6
Marine	0.1
Office Services & Supplies	0.4
Railroads	8.7
Research & Consulting Services	5.2
Security & Alarm Services	0.1
Trading Companies & Distributors	3.5
Trucking	3.1

The table reflects the fund’s investments, except for short-term investments and derivatives. Sector categories are based on the Global Industry Classification Standard (“GICS”), except for the “Other” category (if applicable), which includes securities that have not been provided a GICS classification as of the effective reporting period.

The fund may invest in derivatives (such as futures and swap contracts) for various reasons, including, but not limited to, attempting to remain fully invested and tracking its target index as closely as possible.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard and Poor’s, a division of McGraw-Hill Companies, Inc. (“S&P”), and is licensed for use by Vanguard. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classification makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of its affiliates or any third party involved in making or compiling the GICS or any GICS classification have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

 Industrials Index Fund

Financial Statements

Schedule of Investments

As of August 31, 2020

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.

			Market
			Value•
		Shares	($000)
Common Stocks (99.6%)
Aerospace & Defense (17.2%)
	Lockheed Martin Corp.	275,577	107,547
	Raytheon Technologies Corp.	1,652,700	100,815
	Boeing Co.	585,438	100,590
	Northrop Grumman Corp.	172,925	59,246
	General Dynamics Corp.	266,324	39,775
	L3Harris Technologies Inc.	211,769	38,275
	TransDigm Group Inc.	56,115	28,039
*	Teledyne Technologies Inc.	40,001	12,545
	Textron Inc.	248,174	9,785
	Howmet Aerospace Inc.	428,194	7,502
	HEICO Corp. Class A	79,043	7,065
	Huntington Ingalls Industries Inc.	44,186	6,695
	BWX Technologies Inc.	103,913	5,779
*	Axon Enterprise Inc.	65,274	5,593
	HEICO Corp.	47,343	5,204
	Curtiss-Wright Corp.	45,423	4,648
*	Mercury Systems Inc.	60,708	4,598
	Hexcel Corp.	91,200	3,592
*	Aerojet Rocketdyne Holdings Inc.	72,888	3,015
*	Kratos Defense & Security Solutions Inc.	130,943	2,560
*,^	Virgin Galactic Holdings Inc.	140,582	2,516
	Spirit AeroSystems Holdings Inc. Class A	115,104	2,367
	Moog Inc. Class A	32,718	1,973
*	AeroVironment Inc.	24,970	1,907
	Cubic Corp.	34,327	1,616
	Maxar Technologies Inc.	65,235	1,510
	Kaman Corp.	25,538	1,181
*	Parsons Corp.	27,735	922
	AAR Corp.	36,623	739
	National Presto Industries Inc.	5,415	487
*	Ducommun Inc.	12,098	452
	Triumph Group Inc.	58,324	422
*	Astronics Corp.	25,367	229
	Park Aerospace Corp.	19,171	213
			569,402
Air Freight & Logistics (6.8%)
	United Parcel Service Inc. Class B	768,874	125,803
	FedEx Corp.	271,083	59,595
	Expeditors International of Washington Inc.	181,649	16,056
*	XPO Logistics Inc.	99,436	8,777
	CH Robinson Worldwide Inc.	76,924	7,562
*	Hub Group Inc. Class A	36,381	1,959
	Forward Air Corp.	30,360	1,791
*	Air Transport Services Group Inc.	65,118	1,655
*	Atlas Air Worldwide Holdings Inc.	28,525	1,608

*	Echo Global Logistics Inc.	29,046	794
*	Radiant Logistics Inc.	39,485	208
			225,808
Airlines (2.3%)
	Southwest Airlines Co.	611,099	22,965
	Delta Air Lines Inc.	628,004	19,374
*	United Airlines Holdings Inc.	301,071	10,839
^	American Airlines Group Inc.	542,694	7,082
	Alaska Air Group Inc.	133,891	5,215
*	JetBlue Airways Corp.	294,503	3,393
	SkyWest Inc.	54,506	1,834
	Allegiant Travel Co. Class A	14,120	1,816
*,^	Spirit Airlines Inc.	94,148	1,683
	Hawaiian Holdings Inc.	49,591	666
			74,867
Building Products (6.2%)
	Johnson Controls International plc	813,113	33,118
	Trane Technologies plc	260,055	30,788
	Carrier Global Corp.	898,991	26,835
	Masco Corp.	287,822	16,780
	Fortune Brands Home & Security Inc.	150,520	12,656
	Lennox International Inc.	37,555	10,528
	Allegion plc	100,624	10,403
*	Trex Co. Inc.	63,128	9,437
	Owens Corning	117,535	7,950
	A O Smith Corp.	147,384	7,217
	Simpson Manufacturing Co. Inc.	42,689	4,198
	UFP Industries Inc.	66,677	3,957
*	Builders FirstSource Inc.	127,234	3,896
	Armstrong World Industries Inc.	52,338	3,859
	Advanced Drainage Systems Inc.	56,298	3,123
	AAON Inc.	45,336	2,581
*	Masonite International Corp.	25,319	2,311
*	Gibraltar Industries Inc.	35,372	2,209
*	Resideo Technologies Inc.	128,035	1,711
*	JELD-WEN Holding Inc.	77,332	1,628
*	American Woodmark Corp.	17,653	1,545
	Patrick Industries Inc.	24,381	1,370
	CSW Industrials Inc.	16,034	1,158
*	PGT Innovations Inc.	63,691	1,155
	Griffon Corp.	45,134	981
	Quanex Building Products Corp.	36,637	616
	Apogee Enterprises Inc.	26,882	563
*	Cornerstone Building Brands Inc.	54,251	432
	Insteel Industries Inc.	20,387	376
			203,381
Commercial Services & Supplies (7.2%)
	Waste Management Inc.	460,980	52,552
	Cintas Corp.	96,640	32,204

	Waste Connections Inc.	287,220	28,731
*	Copart Inc.	230,920	23,859
	Republic Services Inc. Class A	243,200	22,549
	Rollins Inc.	160,999	8,877
*	IAA Inc.	146,150	7,647
*	Stericycle Inc.	99,759	6,396
	Tetra Tech Inc.	58,963	5,443
	MSA Safety Inc.	40,298	5,076
*	Clean Harbors Inc.	57,605	3,520
	UniFirst Corp.	16,664	3,210
*	Casella Waste Systems Inc. Class A	51,664	2,901
	ABM Industries Inc.	72,749	2,775
	Brink’s Co.	55,072	2,663
*	Advanced Disposal Service Inc.	84,060	2,533
	Brady Corp. Class A	52,871	2,479
	KAR Auction Services Inc.	140,982	2,445
*	Cimpress plc	19,814	1,837
	ADT Inc.	164,857	1,756
	McGrath RentCorp	26,207	1,739
	Healthcare Services Group Inc.	80,656	1,678
	Herman Miller Inc.	63,783	1,520
	HNI Corp.	46,665	1,486
	Deluxe Corp.	45,934	1,304
	Covanta Holding Corp.	129,597	1,223
*	Harsco Corp.	85,609	1,211
	US Ecology Inc.	31,203	1,159
	Pitney Bowes Inc.	189,983	1,043
	Steelcase Inc. Class A	91,701	958
	Knoll Inc.	56,089	722
	Matthews International Corp. Class A	32,049	702
	ACCO Brands Corp.	102,494	664
	Ennis Inc.	28,658	525
*	SP Plus Corp.	23,549	483
	Viad Corp.	22,233	476
	Interface Inc. Class A	62,882	475
	Kimball International Inc. Class B	40,095	449
*	BrightView Holdings Inc.	33,591	412
	VSE Corp.	9,619	279
*	Heritage-Crystal Clean Inc.	16,321	240
*	Team Inc.	31,328	200
*	Civeo Corp.	145,706	127
	Quad/Graphics Inc.	35,697	125
	RR Donnelley & Sons Co.	74,609	98
			238,751
Construction & Engineering (1.7%)
	Jacobs Engineering Group Inc.	142,343	12,849
	Quanta Services Inc.	150,141	7,695
*	Aecom	174,574	6,897
	EMCOR Group Inc.	59,792	4,485
	WillScot Mobile Mini Holdings Corp. Class A	186,747	3,343
*	MasTec Inc.	64,326	2,972

Industrials Index Fund

			Market
			Value•
		Shares	($000)
	Valmont Industries Inc.	23,289	2,959
	Arcosa Inc.	52,641	2,437
*	Dycom Industries Inc.	34,513	2,123
	Comfort Systems USA Inc.	40,014	2,028
	Fluor Corp.	146,359	1,393
	Granite Construction Inc.	51,486	957
	Primoris Services Corp.	49,875	951
*	Ameresco Inc. Class A	22,564	770
*	MYR Group Inc.	18,335	712
	Argan Inc.	16,315	691
*	Great Lakes Dredge & Dock Corp.	69,597	652
*	NV5 Global Inc.	11,158	578
*	Tutor Perini Corp.	44,540	559
*	Aegion Corp. Class A	33,270	538
*	Construction Partners Inc. Class A	26,801	501
			56,090
Electrical Equipment (6.4%)
	Emerson Electric Co.	652,609	45,337
	Eaton Corp. plc	436,885	44,606
	Rockwell Automation Inc.	126,540	29,171
	AMETEK Inc.	250,684	25,244
*	Generac Holdings Inc.	68,401	12,995
	Hubbell Inc. Class B	59,204	8,580
*	Sensata Technologies Holding plc	171,284	7,132
*	Sunrun Inc.	91,909	5,198
	Acuity Brands Inc.	43,181	4,719
*	Plug Power Inc.	353,860	4,593
	Regal Beloit Corp.	44,304	4,380
	nVent Electric plc	176,110	3,367
	EnerSys	45,995	3,311
*	Vicor Corp.	20,513	1,785
*	Vivint Solar Inc.	54,415	1,680
*,^	Bloom Energy Corp.Class A	97,444	1,526
*	Atkore International Group Inc.	51,751	1,383
	Encore Wire Corp.	22,358	1,154
*	TPI Composites Inc.	33,102	1,017
	AZZ Inc.	28,202	979
	GrafTech International Ltd.	87,242	581
*	Thermon Group Holdings Inc.	35,639	469
	Allied Motion Technologies Inc.	8,360	356
	Powell Industries Inc.	9,988	270
			209,833
Industrial Conglomerates (10.5%)
	Honeywell International Inc.	766,508	126,896
	3M Co.	628,112	102,395
	General Electric Co.	9,554,430	60,575
	Roper Technologies Inc.	114,008	48,703
	Carlisle Cos. Inc.	59,911	7,845
	Raven Industries Inc.	39,353	978
			347,392
Machinery (19.8%)
	Caterpillar Inc.	591,019	84,108
	Deere & Co.	324,539	68,173
	Illinois Tool Works Inc.	344,914	68,138
	Cummins Inc.	161,136	33,395
	PACCAR Inc.	377,650	32,417
	Parker-Hannifin Corp.	140,100	28,862
	Otis Worldwide Corp.	449,441	28,270
	Stanley Black & Decker Inc.	168,382	27,160
	Fortive Corp.	331,245	23,886
	Dover Corp.	157,051	17,250
	Xylem Inc.	196,292	15,739
	IDEX Corp.	82,441	14,858
*	Ingersoll Rand Inc.	386,501	13,551
	Wabtec Corp.	197,227	13,125
	Nordson Corp.	59,714	11,136
	Graco Inc.	181,978	10,558
	Toro Co.	116,866	8,798
	Snap-on Inc.	56,322	8,351
	Pentair plc	180,808	8,162
	Donaldson Co. Inc.	138,313	6,965
	Lincoln Electric Holdings Inc.	61,550	5,952
*	Middleby Corp.	60,631	5,936
	ITT Inc.	94,135	5,913
	Oshkosh Corp.	74,418	5,731
	Woodward Inc.	64,575	5,533
	AGCO Corp.	69,598	4,948
	Allison Transmission Holdings Inc.	123,447	4,428
	Flowserve Corp.	141,904	4,212
*	Proto Labs Inc.	27,627	4,061
	Timken Co.	74,370	4,030
	Rexnord Corp.	130,608	3,782
*	RBC Bearings Inc.	27,369	3,614
	John Bean Technologies Corp.	34,661	3,553
*	Colfax Corp.	103,252	3,436
	Crane Co.	50,556	2,858
	Altra Industrial Motion Corp.	70,531	2,754
	Watts Water Technologies Inc. Class A	28,571	2,736
	Kennametal Inc.	90,445	2,625
	Hillenbrand Inc.	81,579	2,587
*	Chart Industries Inc.	39,224	2,578
	ESCO Technologies Inc.	28,407	2,554
	Franklin Electric Co. Inc.	42,858	2,544
	Federal Signal Corp.	65,372	2,100
	Trinity Industries Inc.	102,320	2,094
	Barnes Group Inc.	52,185	2,067
*	SPX Corp.	48,601	2,033
*	SPX FLOW Inc.	46,587	2,026
*	Evoqua Water Technologies Corp.	95,223	1,948
	Mueller Water Products Inc. Class A	164,575	1,777
	Albany International Corp. Class A	33,626	1,745
*	Meritor Inc.	74,804	1,703
	Mueller Industries Inc.	55,375	1,645
*	Navistar International Corp.	49,057	1,569
	Terex Corp.	75,559	1,479
	Kadant Inc.	12,455	1,450
	Helios Technologies Inc.	33,499	1,377
	Enerpac Tool Group Corp. Class A	64,942	1,351
	Tennant Co.	19,115	1,271
	EnPro Industries Inc.	21,289	1,246
	Alamo Group Inc.	11,032	1,223
	Lindsay Corp.	11,909	1,190
*	TriMas Corp.	46,902	1,186
	Astec Industries Inc.	21,958	1,158
*	Welbilt Inc.	146,695	1,083
	Greenbrier Cos. Inc.	35,804	974
	Douglas Dynamics Inc.	25,231	969
	Columbus McKinnon Corp.	26,265	955
	Standex International Corp.	13,724	794
*	Gates Industrial Corp. plc	63,851	721
	Wabash National Corp.	57,370	700
*	CIRCOR International Inc.	19,878	589
	Gorman-Rupp Co.	18,244	583
	Luxfer Holdings plc	30,894	439
*	Lydall Inc.	19,856	373
*	Manitowoc Co. Inc.	37,928	357
*	Energy Recovery Inc.	41,626	354
	Hyster-Yale Materials Handling Inc.	7,208	291
	REV Group Inc.	29,699	230
	NN Inc.	40,159	183
*	Blue Bird Corp.	15,010	171
	Park-Ohio Holdings Corp.	8,887	141
	Titan International Inc.	55,019	131
			652,943
Marine (0.1%)
*	Kirby Corp.	62,410	2,649
	Matson Inc.	47,185	1,891
	Genco Shipping & Trading Ltd.	18,994	135
*,^	Eagle Bulk Shipping Inc.	37,634	99
			4,774
Professional Services (6.0%)
*	CoStar Group Inc.	42,989	36,480
	IHS Markit Ltd.	413,958	33,084
	Verisk Analytics Inc. Class A	168,396	31,434
	Equifax Inc.	132,454	22,288
	TransUnion	207,099	17,960
	Robert Half International Inc.	125,649	6,685
	Nielsen Holdings plc	388,919	5,943
	CoreLogic Inc.	86,654	5,754
*	FTI Consulting Inc.	40,483	4,646
	ManpowerGroup Inc.	63,300	4,641
	Exponent Inc.	56,236	4,524
*	ASGN Inc.	57,422	4,121
*	TriNet Group Inc.	47,728	3,238
	Insperity Inc.	40,019	2,696
*	Dun & Bradstreet Holdings Inc.	90,040	2,283
	Korn Ferry	60,421	1,843
	ICF International Inc.	20,667	1,412
*	CBIZ Inc.	56,147	1,366
*	Upwork Inc.	81,647	1,243
*	Huron Consulting Group Inc.	24,935	1,082
	Kforce Inc.	21,569	741
	Kelly Services Inc. Class A	37,015	703
*	TrueBlue Inc.	39,436	667
	Barrett Business Services Inc.	8,254	475
	Heidrick & Struggles International Inc.	20,447	442
*	Forrester Research Inc.	12,314	437
	Resources Connection Inc.	33,560	412
	CRA International Inc.	8,611	366
*	Willdan Group Inc.	12,043	339
*	Mistras Group Inc.	19,780	94
			197,399
Road & Rail (11.8%)
	Union Pacific Corp.	740,961	142,591
	CSX Corp.	836,084	63,927
	Norfolk Southern Corp.	279,832	59,473
*	Uber Technologies Inc.	1,041,611	35,029
	Old Dominion Freight Line Inc.	102,980	20,820

Industrials Index Fund

			Market
			Value•
		Shares	($000)
	Kansas City Southern	103,871	18,909
	JB Hunt Transport Services Inc.	92,099	12,944
	Knight-Swift Transportation Holdings Inc.	139,051	6,321
	Landstar System Inc.	41,896	5,576
*	Saia Inc.	28,456	3,819
	Amerco	10,701	3,798
	Werner Enterprises Inc.	67,729	3,116
*	Lyft Inc. Class A	81,238	2,410
	Ryder System Inc.	58,691	2,400
*	Avis Budget Group Inc.	60,705	2,071
	Schneider National Inc. Class B	56,649	1,533
	Marten Transport Ltd.	66,853	1,214
	Heartland Express Inc.	48,413	1,001
	ArcBest Corp.	27,833	941
*	Daseke Inc.	49,043	302
*	Covenant Transportation Group Inc. Class A	12,296	225
*	US Xpress Enterprises Inc. Class A	22,690	217
	Universal Logistics Holdings Inc.	5,893	127
			388,764
Trading Companies & Distributors (3.5%)
	Fastenal Co.	625,730	30,573
	WW Grainger Inc.	49,586	18,120
*	United Rentals Inc.	78,801	13,952
	Watsco Inc.	35,742	8,756
*	HD Supply Holdings Inc.	176,686	7,007
*	SiteOne Landscape Supply Inc.	45,669	5,711
	Air Lease Corp. Class A	117,781	3,661
*	Univar Solutions Inc.	184,193	3,350
	MSC Industrial Direct Co. Inc. Class A	49,552	3,265
*	BMC Stock Holdings Inc.	69,415	2,771
*	WESCO International Inc.	54,765	2,566
	Applied Industrial Technologies Inc.	42,131	2,537
	GATX Corp.	34,315	2,295
	Triton International Ltd.	57,511	2,074
*	Beacon Roofing Supply Inc.	60,275	2,043
	Rush Enterprises Inc. Class A	30,205	1,459
*	GMS Inc.	46,014	1,219
*	Herc Holdings Inc.	22,382	917
*	NOW Inc.	119,092	866
	H&E Equipment Services Inc.	35,590	721
*	MRC Global Inc.	91,501	521
*	Foundation Building Materials Inc.	23,257	377
*	CAI International Inc.	16,679	364
*	DXP Enterprises Inc.	18,740	361
	Systemax Inc.	14,197	315
*	Titan Machinery Inc.	20,537	277
*	Veritiv Corp.	13,494	235
*	EVI Industries Inc.	5,665	139
			116,452
Transportation Infrastructure (0.1%)
	Macquarie Infrastructure Corp.	80,565	2,257
Total Common Stocks (Cost $3,170,675)			3,288,113
Temporary Cash Investment (0.5%)
[1,2]	Vanguard Market Liquidity Fund, 0.147% (Cost $16,658)	166,587	16,659
Total Investments (100.1%) (Cost $3,187,333)			3,304,772
Other Assets and Liabilities—Net (-0.1%)			(4,829)
Net Assets (100%)			3,299,943

Cost is in $000.

•	See Note A in Notes to Financial Statements.

*	Non-income-producing security.

^	Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $11,662,000.

1	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

2	Collateral of $12,356,000 was received for securities on loan, of which $11,152,000 is held in Vanguard Market Liquidity Fund and $1,204,000 is held in cash.

Derivative Financial Instruments Outstanding as of Period End

Over-the-Counter Total Return Swaps
				Floating
				Interest Rate	Value and	Value and
			Notional	Received	Unrealized	Unrealized
	Termination		Amount	(Paid)[1]	Appreciation	(Depreciation)
Reference Entity	Date	Counterparty	($000)	(%)	($000)	($000)
CH Robinson Worldwide Inc.	2/2/21	GSI	6,670	(0.161)	211	—
L3Harris Technologies Inc.	9/2/20	BOANA	4,040	(0.155)	297	—
L3Harris Technologies Inc.	9/2/21	BOANA	4,338	(0.160)	—	—
					508	—

1	Based on 1-month USD London Interbank Offered Rate (LIBOR) as of the most recent payment date. Floating interest payment received/ paid monthly.

GSI—Goldman Sachs International.

BOANA—Bank of America, N.A.

At August 31, 2020, a counterparty had deposited in segregated account securities with a value of $16,000 in connection with open over-the-counter swap contracts.

See accompanying Notes, which are an integral part of the Financial Statements.

Industrials Index Fund

Statement of Assets and Liabilities

As of August 31, 2020

($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value
Unaffiliated Issuers (Cost $3,170,675)	3,288,113
Affiliated Issuers (Cost $16,658)	16,659
Total Investments in Securities	3,304,772
Investment in Vanguard	130
Cash	1,204
Receivables for Investment Securities Sold	13,729
Receivables for Accrued Income	7,364
Receivables for Capital Shares Issued	1,054
Unrealized Appreciation—Over-the-Counter Swap Contracts	508
Total Assets	3,328,761
Liabilities
Payables for Investment Securities Purchased	16,035
Collateral for Securities on Loan	12,356
Payables for Capital Shares Redeemed	266
Payables to Vanguard	161
Total Liabilities	28,818
Net Assets	3,299,943

At August 31, 2020, net assets consisted of:

Paid-in Capital	3,244,548
Total Distributable Earnings (Loss)	55,395
Net Assets	3,299,943

ETF Shares—Net Assets
Applicable to 21,038,562 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	3,090,410
Net Asset Value Per Share—ETF Shares	$146.89

Admiral Shares—Net Assets
Applicable to 2,776,597 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	209,533
Net Asset Value Per Share—Admiral Shares	$75.46

See accompanying Notes, which are an integral part of the Financial Statements.

Industrials Index Fund

Statement of Operations

Year Ended
August 31, 2020
($000)
Investment Income
Income
Dividends	59,655
Interest[1]	30
Securities Lending—Net	254
Total Income	59,939
Expenses
The Vanguard Group—Note B
Investment Advisory Services	499
Management and Administrative—ETF Shares	2,200
Management and Administrative—Admiral Shares	145
Marketing and Distribution—ETF Shares	169
Marketing and Distribution—Admiral Shares	14
Custodian Fees	24
Auditing Fees	32
Shareholders’ Reports—ETF Shares	253
Shareholders’ Reports—Admiral Shares	6
Trustees’ Fees and Expenses	2
Total Expenses	3,344
Net Investment Income	56,595
Realized Net Gain (Loss)
Investment Securities Sold[1,2]	269,893
Futures Contracts	19
Swap Contracts	808
Realized Net Gain (Loss)	270,720
Change in Unrealized Appreciation (Depreciation)
Investment Securities[1]	(170,083)
Swap Contracts	407
Change in Unrealized Appreciation (Depreciation)	(169,676)
Net Increase (Decrease) in Net Assets Resulting from Operations	157,639

1	Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $30,000, ($1,000), and $1,000, respectively. Purchases and sales are for temporary cash investment purposes.

2	Includes $301,712,000 of net gain (loss) resulting from in-kind redemptions.

Statement of Changes in Net Assets

	Year Ended August 31,
	2020	2019
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	56,595	69,081
Realized Net Gain (Loss)	270,720	268,524
Change in Unrealized Appreciation (Depreciation)	(169,676)	(460,158)
Net Increase (Decrease) in Net Assets Resulting from Operations	157,639	(122,553)
Distributions[1]
ETF Shares	(58,321)	(62,999)
Admiral Shares	(3,648)	(3,522)
Total Distributions	(61,969)	(66,521)
Capital Share Transactions
ETF Shares	(457,228)	(317,178)
Admiral Shares	2,094	(4,653)
Net Increase (Decrease) from Capital Share Transactions	(455,134)	(321,831)
Total Increase (Decrease)	(359,464)	(510,905)
Net Assets
Beginning of Period	3,659,407	4,170,312
End of Period	3,299,943	3,659,407

1 Certain prior-period numbers have been reclassified to conform with current period presentation.

See accompanying Notes, which are an integral part of the Financial Statements.

Industrials Index Fund

Financial Highlights

ETF Shares

For a Share Outstanding			Year Ended August 31,
Throughout Each Period	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$142.53	$146.12	$128.70	$111.57	$99.23
Investment Operations
Net Investment Income	2.366[1]	2.597[1]	2.263[1]	2.383[1]	2.083
Net Realized and Unrealized Gain (Loss) on Investments	4.554	(3.754)	17.412	16.998	13.204
Total from Investment Operations	6.920	(1.157)	19.675	19.381	15.287
Distributions
Dividends from Net Investment Income	(2.560)	(2.433)	(2.255)	(2.251)	(2.947)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(2.560)	(2.433)	(2.255)	(2.251)	(2.947)
Net Asset Value, End of Period	$146.89	$142.53	$146.12	$128.70	$111.57

Total Return	4.96%	-0.73%	15.41%	17.55%	15.78%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$3,090	$3,457	$3,957	$3,202	$2,338
Ratio of Total Expenses to Average Net Assets	0.10%	0.10%	0.10%	0.10%	0.10%
Ratio of Net Investment Income to Average Net Assets	1.69%	1.87%	1.62%	1.95%	2.08%
Portfolio Turnover Rate[2]	4%	4%	4%	5%	8%

1	Calculated based on average shares outstanding.

2	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

Admiral Shares

For a Share Outstanding			Year Ended August 31,
Throughout Each Period	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$73.22	$75.07	$66.12	$57.32	$50.98
Investment Operations
Net Investment Income	1.221[1]	1.340[1]	1.154[1]	1.237[1]	1.069
Net Realized and Unrealized Gain (Loss) on Investments	2.336	(1.941)	8.955	8.721	6.783
Total from Investment Operations	3.557	(.601)	10.109	9.958	7.852
Distributions
Dividends from Net Investment Income	(1.317)	(1.249)	(1.159)	(1.158)	(1.512)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(1.317)	(1.249)	(1.159)	(1.158)	(1.512)
Net Asset Value, End of Period	$75.46	$73.22	$75.07	$66.12	$57.32

Total Return[2]	4.98%	-0.75%	15.41%	17.55%	15.77%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$210	$202	$213	$176	$77
Ratio of Total Expenses to Average Net Assets	0.10%	0.10%	0.10%	0.10%	0.10%
Ratio of Net Investment Income to Average Net Assets	1.71%	1.87%	1.62%	1.95%	2.08%
Portfolio Turnover Rate[3]	4%	4%	4%	5%	8%

1	Calculated based on average shares outstanding.

2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

3	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Industrials Index Fund

Notes to Financial Statements

Vanguard Industrials Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: ETF Shares and Admiral Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors. ETF Shares are listed for trading on NYSE Arc; they can be purchased and sold through a broker.

Market disruptions associated with the COVID-19 pandemic have had a global impact, and uncertainty exists as to the long-term implications. Such disruptions can adversely affect assets of the fund and thus fund performance.

A.  The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.

During the year ended August 31, 2020, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period. The fund had no open futures contracts at August 31, 2020.

3. Swap Contracts: The fund has entered into equity swap contracts to earn the total return on selected reference stocks in the fund’s target index. Under the terms of the swaps, the fund receives the total return on the referenced stock (i.e., receiving the increase or paying the decrease in value of the selected reference stock and receiving the equivalent of any dividends in respect of the selected referenced stock) over a specified period of time, applied to a notional amount that represents the value of a designated number of shares of the selected reference stock at the beginning of the equity swap contract. The fund also pays a floating rate that is based on short-term interest rates, applied to the notional amount. At the same time, the fund generally invests an amount approximating the notional amount of the swap in high-quality temporary cash investments.

A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund’s maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The fund mitigates its counterparty risk by entering into swaps only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. In the event of a counterparty’s default (including bankruptcy), the fund may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master

Industrials Index Fund

netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Schedule of Investments. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

The notional amounts of swap contracts are not recorded in the Statement of Assets and Liabilities. Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until periodic payments are made or the termination of the swap, at which time realized gain (loss) is recorded.

During the year ended August 31, 2020, the fund’s average amounts of investments in total return swaps represented less than 1% of net assets, based on the average of notional amounts at each quarter-end during the period.

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.

6. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Collateral investments in Vanguard Market Liquidity Fund are subject to market appreciation or depreciation. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

7. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes, subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate (or an acceptable alternate rate, if necessary), federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread, except that borrowings under the uncommitted credit facility may bear interest based upon an alternative rate agreed to by the fund and Vanguard.

Industrials Index Fund

In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.

For the year ended August 31, 2020, the fund did not utilize the credit facilities or the Interfund Lending Program.

8. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B.  In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2020, the fund had contributed to Vanguard capital in the amount of $130,000, representing less than 0.01% of the fund’s net assets and 0.05% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C.  Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.

The following table summarizes the market value of the fund’s investments and derivatives as of August 31, 2020, based on the inputs used to value them:

	Level 1	Level 2	Level 3	Total
	($000)	($000)	($000)	($000)
Investments
Assets
Common Stocks	3,288,113	—	—	3,288,113
Temporary Cash Investments	16,659	—	—	16,659
Total	3,304,772	—	—	3,304,772
Derivative Financial Instruments
Assets
Swap Contracts	—	508	—	508

Industrials Index Fund

D.  Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for in-kind redemptions, passive foreign investment companies, and swap agreements were reclassified between the following accounts:

Amount
($000)
Paid-in Capital	301,585
Total Distributable Earnings (Loss)	(301,585)

Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales and the recognition of unrealized gains or losses from certain derivative contracts. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:

Amount
($000)
Undistributed Ordinary Income	12,771
Undistributed Long-Term Gains	—
Capital Loss Carryforwards	(74,815)
Qualified Late-Year Losses	—
Net Unrealized Gains (Losses)	117,439

The tax character of distributions paid was as follows:

	Year Ended August 31,
	2020	2019
	Amount	Amount
	($000)	($000)
Ordinary Income *	61,969	66,521
Long-Term Capital Gains	—	—
Total	61,969	66,521

* Includes short-term capital gains, if any.

As of August 31, 2020, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Amount
($000)
Tax Cost	3,187,333
Gross Unrealized Appreciation	630,953
Gross Unrealized Depreciation	(513,514)
Net Unrealized Appreciation (Depreciation)	117,439

E.  During the year ended August 31, 2020, the fund purchased $785,519,000 of investment securities and sold $1,252,467,000 of investment securities, other than temporary cash investments. Purchases and sales include $601,165,000 and $1,108,880,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

Industrials Index Fund

F.  Capital share transactions for each class of shares were:

			Year Ended August 31,
		2020		2019
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
ETF Shares
Issued	651,928	5,081	613,810	4,352
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(1,109,156)	(8,300)	(930,988)	(7,175)
Net Increase (Decrease)—ETF Shares	(457,228)	(3,219)	(317,178)	(2,823)
Admiral Shares
Issued	99,484	1,405	68,108	955
Issued in Lieu of Cash Distributions	3,135	44	2,995	42
Redeemed	(100,525)	(1,432)	(75,756)	(1,078)
Net Increase (Decrease)—Admiral Shares	2,094	17	(4,653)	(81)

At August 31, 2020, one shareholder was the record or beneficial owner of 41% of the fund’s net assets. If this shareholder were to redeem its investment in the fund, the redemption might result in an increase in the fund’s expense ratio, cause the fund to incur higher transaction costs, or lead to the realization of taxable capital gains.

G.  Management has determined that no events or transactions occurred subsequent to August 31, 2020, that would require recognition or disclosure in these financial statements.

Information Technology Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: August 31, 2010–August 31, 2020

Initial Investment of $10,000

		Average Annual Total Returns		Final Value
		Periods Ended August 31, 2020		of a $10,000
	One Year	Five Years	Ten Years	Investment
Information Technology Index Fund ETF Shares Net Asset Value	55.72%	28.01%	22.27%	$74,680
Information Technology Index Fund ETF Shares Market Price	55.96	28.03	22.29	74,800
Information Technology Spliced Index	55.98	28.15	22.42	75,617
MSCI US IMI/2500	21.48	13.88	14.99	40,426

Information Technology Spliced Index: MSCI US IMI/Information Technology through February 28, 2010; MSCI US IMI/Information Technology 25/50 through May 2, 2018; MSCI US IMI/ Information Technology 25/50 Transition Index through December 2, 2018; MSCI US IMI/ Information Technology 25/50 thereafter.

				Final Value
				of a $100,000
	One Year	Five Years	Ten Years	Investment
Information Technology Index Fund Admiral Shares	55.78%	28.02%	22.28%	$747,384
Information Technology Spliced Index	55.98	28.15	22.42	756,168
MSCI US IMI/2500	21.48	13.88	14.99	404,265

Cumulative Returns: ETF Shares, August 31, 2010–August 31, 2020

	One Year	Five Years	Ten Years
Information Technology Index Fund ETF Shares Market Price	55.96%	243.94%	648.00%
Information Technology Index Fund ETF Shares Net Asset Value	55.72	243.71	646.80
Information Technology Spliced Index	55.98	245.61	656.17

For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares’ market prices have compared with their net asset value, visit vanguard.com, select your ETF, and then select the Price and Performance tab. The ETF premium/discount analysis there shows the percentages of days on which the ETF Shares’ market price was above or below the NAV.

See Financial Highlights for dividend and capital gains information.

 Information Technology Index Fund

Fund Allocation

As of August 31, 2020

Application Software	13.6%
Communications Equipment	2.8
Data Processing & Outsourced Services	13.9
Electronic Components	0.8
Electronic Equipment & Instruments	0.9
Electronic Manufacturing Services	0.6
Internet Software & Services	1.4
IT Consulting & Other Services	4.0
Semiconductor Equipment	2.2
Semiconductors	14.6
Systems Software	20.5
Technology Distributors	0.4
Technology Hardware, Storage & Peripherals	24.3

The table reflects the fund’s investments, except for short-term investments and derivatives. Sector categories are based on the Global Industry Classification Standard (“GICS”), except for the “Other” category (if applicable), which includes securities that have not been provided a GICS classification as of the effective reporting period.

The fund may invest in derivatives (such as futures and swap contracts) for various reasons, including, but not limited to, attempting to remain fully invested and tracking its target index as closely as possible.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard and Poor’s, a division of McGraw-Hill Companies, Inc. (“S&P”), and is licensed for use by Vanguard. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classification makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of its affiliates or any third party involved in making or compiling the GICS or any GICS classification have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

Information Technology Index Fund

Financial Statements

Schedule of Investments

As of August 31, 2020

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.

			Market
			Value•
		Shares	($000)
Common Stocks (99.6%)
Communications Equipment (2.8%)
	Cisco Systems Inc.	19,208,703	810,992
	Motorola Solutions Inc.	773,009	119,623
*	Arista Networks Inc.	258,134	57,680
*	Ciena Corp.	698,982	39,681
	Juniper Networks Inc.	1,506,435	37,661
*	F5 Networks Inc.	276,711	36,617
*	Lumentum Holdings Inc.	341,709	29,387
*	Viavi Solutions Inc.	1,039,628	13,863
*	Acacia Communications Inc.	168,779	11,389
*	CommScope Holding Co. Inc.	877,716	9,041
	InterDigital Inc.	138,372	8,462
*	ViaSat Inc.	209,832	8,343
*	NetScout Systems Inc.	332,977	7,705
*	EchoStar Corp. Class A	214,576	6,304
*	Infinera Corp.	791,225	5,768
*	Calix Inc.	230,093	4,475
*	NETGEAR Inc.	132,746	4,427
*,^	Inseego Corp.	279,021	3,203
*	Harmonic Inc.	415,041	2,449
	ADTRAN Inc.	216,630	2,402
*	Extreme Networks Inc.	535,722	2,341
	Plantronics Inc.	152,959	1,891
	Comtech Telecommunications Corp.	99,190	1,647
*	Ribbon Communications Inc.	380,805	1,630
*	CalAmp Corp.	154,456	1,262
*,^	Applied Optoelectronics Inc.	86,588	1,007
*	Casa Systems Inc.	133,691	608
			1,229,858
Electronic Equipment, Instruments & Components (2.6%)
	Amphenol Corp. Class A	1,345,445	147,730
	TE Connectivity Ltd.	1,500,040	144,904
	Corning Inc.	3,459,511	112,296
*	Keysight Technologies Inc.	847,809	83,526
	CDW Corp.	647,297	73,565
*	Zebra Technologies Corp.	241,452	69,183
*	Trimble Inc.	1,131,759	59,316
	Cognex Corp.	777,705	53,809
*	Arrow Electronics Inc.	357,677	28,099
*	IPG Photonics Corp.	169,634	27,435
	SYNNEX Corp.	200,108	25,444
*	Flex Ltd.	2,264,274	24,590
	FLIR Systems Inc.	595,355	21,969
	Jabil Inc.	616,540	21,055
	National Instruments Corp.	569,583	20,442
	Dolby Laboratories Inc. Class A	291,406	20,355
*	II-VI Inc.	454,714	20,235
	Littelfuse Inc.	110,027	19,897
*	Novanta Inc.	158,942	17,034
	Avnet Inc.	451,104	12,410
*	Coherent Inc.	108,879	12,266
*	Fabrinet	166,787	11,638
	Vishay Intertechnology Inc.	669,996	10,713
*	Itron Inc.	171,014	10,187
*	Plexus Corp.	132,922	10,111
*	Rogers Corp.	83,854	9,502
*	Insight Enterprises Inc.	158,692	9,491
*	Sanmina Corp.	318,185	9,005
	Badger Meter Inc.	131,849	8,134
	Belden Inc.	204,866	6,900
*	Fitbit Inc. Class A	1,010,873	6,429
*	Knowles Corp.	412,111	6,206
*	OSI Systems Inc.	78,021	6,144
*	TTM Technologies Inc.	452,536	5,186
	Methode Electronics Inc.	166,315	4,708
*	ePlus Inc.	61,007	4,680
*	FARO Technologies Inc.	79,412	4,487
*	nLight Inc.	153,273	3,580
	Benchmark Electronics Inc.	166,392	3,263
*	ScanSource Inc.	114,378	2,824
	CTS Corp.	131,822	2,755
	PC Connection Inc.	57,177	2,532
	MTS Systems Corp.	86,425	2,109
*	Arlo Technologies Inc.	327,741	1,878
*	Kimball Electronics Inc.	112,693	1,520
*	Vishay Precision Group Inc.	48,283	1,203
	Daktronics Inc.	173,658	768
			1,161,513
IT Services (19.2%)
	Visa Inc. Class A	7,173,392	1,520,687
	Mastercard Inc. Class A	4,065,408	1,456,188
*	PayPal Holdings Inc.	5,074,355	1,035,879
	Accenture plc Class A	2,897,151	695,113
	International Business Machines Corp.	4,042,104	498,432
	Fidelity National Information Services Inc.	2,812,773	424,307
	Automatic Data Processing Inc.	1,958,215	272,368
*	Square Inc.	1,653,152	263,777
*	Fiserv Inc.	2,586,353	257,549
	Global Payments Inc.	1,359,434	240,103
	Cognizant Technology Solutions Corp. Class A	2,457,192	164,288
*	Twilio Inc. Class A	555,742	149,917
*	Okta Inc.	527,845	113,682
	Paychex Inc.	1,466,978	112,180
*	VeriSign Inc.	472,636	101,522
*	FleetCor Technologies Inc.	381,003	95,803
*	Akamai Technologies Inc.	737,195	85,832
*	EPAM Systems Inc.	253,008	82,759
	Broadridge Financial Solutions Inc.	521,125	71,603
*	GoDaddy Inc. Class A	755,921	63,255
*	Black Knight Inc.	685,439	57,645
	Jack Henry & Associates Inc.	347,512	57,485
	Leidos Holdings Inc.	614,304	55,588
	Booz Allen Hamilton Holding Corp. Class A	626,875	55,203
*	Gartner Inc.	404,919	52,567
*	MongoDB Inc.	218,360	51,053
	Western Union Co.	1,861,872	43,922
*	WEX Inc.	198,093	31,637
*	Fastly Inc. Class A	323,434	30,028
*	CACI International Inc. Class A	114,111	26,724
*	Euronet Worldwide Inc.	239,271	24,736
	DXC Technology Co.	1,143,594	22,849
	MAXIMUS Inc.	278,801	21,621
	Science Applications International Corp.	239,187	19,963
*	LiveRamp Holdings Inc.	295,538	16,503
	KBR Inc.	639,364	15,978
	Perspecta Inc.	654,897	13,602
*	ExlService Holdings Inc.	160,076	10,195
	Sabre Corp.	1,419,624	9,923
	EVERTEC Inc.	276,021	9,666
	Alliance Data Systems Corp.	203,831	9,195
	ManTech International Corp. Class A	121,639	9,105
	NIC Inc.	300,686	6,429
*	Perficient Inc.	148,145	6,357
	CSG Systems International Inc.	148,332	6,315
*	Verra Mobility Corp. Class A	574,413	6,069
*	Sykes Enterprises Inc.	177,758	5,885
*	Evo Payments Inc. Class A	186,056	5,345
	Switch Inc.	306,232	5,267
*	Virtusa Corp.	127,893	5,057
*	Repay Holdings Corp. Class A	199,285	5,042
	TTEC Holdings Inc.	83,286	4,721
*	Cardtronics plc Class A	170,772	3,707
*	Unisys Corp.	276,009	3,218
*	Limelight Networks Inc.	548,370	3,109
*	Conduent Inc.	764,591	2,584
*	Tucows Inc. Class A	40,862	2,583
*	Endurance International Group Holdings Inc.	364,176	2,371
	Cass Information Systems Inc.	55,824	2,186
*	International Money Express Inc.	103,318	1,748
	Hackett Group Inc.	114,822	1,448
*	GreenSky Inc. Class A	210,801	917
*	Paysign Inc.	129,949	837
*,^	GTT Communications Inc.	114,137	568
			8,432,195

Information Technology Index Fund

			Market
			Value•
		Shares	($000)

Semiconductors & Semiconductor
Equipment (16.7%)
	NVIDIA Corp.	2,797,611	1,496,666
	Intel Corp.	19,259,207	981,257
	Broadcom Inc.	1,819,560	631,660
	QUALCOMM Inc.	5,118,751	609,643
	Texas Instruments Inc.	4,174,575	593,416
*	Advanced Micro Devices Inc.	5,329,750	484,048
	Applied Materials Inc.	4,179,827	257,477
*	Micron Technology Inc.	5,054,024	230,009
	Lam Research Corp.	659,708	221,886
	Analog Devices Inc.	1,674,168	195,677
	NXP Semiconductors NV	1,268,262	159,497
	KLA Corp.	704,650	144,552
	Microchip Technology Inc.	1,115,016	122,317
	Marvell Technology Group Ltd.	3,023,283	117,243
	Xilinx Inc.	1,105,068	115,104
	Skyworks Solutions Inc.	758,264	109,835
	Maxim Integrated Products Inc.	1,211,648	82,925
*	Qorvo Inc.	521,364	66,875
	Teradyne Inc.	753,619	64,035
	Monolithic Power Systems Inc.	192,885	51,525
*	SolarEdge Technologies Inc.	225,578	49,887
	Entegris Inc.	611,909	40,931
*	ON Semiconductor Corp.	1,872,763	40,021
	Universal Display Corp.	193,944	34,037
*	Enphase Energy Inc.	428,075	33,060
*	Cree Inc.	493,321	31,129
	MKS Instruments Inc.	248,809	29,740
*	First Solar Inc.	362,412	27,757
*	Inphi Corp.	219,209	24,985
*	Silicon Laboratories Inc.	199,561	20,437
	Cabot Microelectronics Corp.	132,268	20,143
*	Lattice Semiconductor Corp.	619,915	17,730
*	Semtech Corp.	296,533	17,392
	Brooks Automation Inc.	331,763	17,129
*	Cirrus Logic Inc.	262,625	15,912
	Power Integrations Inc.	267,942	14,997
*	Synaptics Inc.	152,902	13,047
*	Advanced Energy Industries Inc.	172,773	12,806
*	Diodes Inc.	195,704	9,562
*	FormFactor Inc.	341,696	8,929
*	Ambarella Inc.	160,037	8,434
*	MaxLinear Inc.	308,290	7,507
*	MACOM Technology Solutions Holdings Inc.	208,980	7,446
*	Onto Innovation Inc.	226,207	7,067
	Kulicke & Soffa Industries Inc.	293,284	7,033
*	Rambus Inc.	515,941	6,929
*	Amkor Technology Inc.	489,290	5,967
*,^	SunPower Corp.	417,367	4,670
*	ACM Research Inc. Class A	51,382	4,563
*	Ultra Clean Holdings Inc.	179,645	4,405
*	CEVA Inc.	97,582	4,123
*	Axcelis Technologies Inc.	146,389	3,459
	Cohu Inc.	186,325	3,205
*	Photronics Inc.	298,826	2,997
*	PDF Solutions Inc.	129,032	2,671
*	Veeco Instruments Inc.	221,317	2,631
*	Ichor Holdings Ltd.	102,264	2,573
*	Impinj Inc.	74,981	1,833
*	SMART Global Holdings Inc.	62,974	1,587
*	NeoPhotonics Corp.	219,666	1,463
	NVE Corp.	23,027	1,230
*	Alpha & Omega Semiconductor Ltd.	89,923	1,218
*,^	Maxeon Solar Technologies Ltd.	9	—
			7,308,289
Software (34.1%)
	Microsoft Corp.	32,764,996	7,389,490
*	Adobe Inc.	2,191,602	1,125,147
*	salesforce.com Inc.	4,091,573	1,115,567
	Oracle Corp.	9,324,472	533,546
*	ServiceNow Inc.	868,040	418,413
	Intuit Inc.	1,187,130	410,023
*	Autodesk Inc.	997,957	245,198
*	Zoom Video Communications Inc. Class A	665,617	216,392
*	Workday Inc. Class A	790,521	189,496
*	DocuSign Inc. Class A	790,504	176,282
*	Splunk Inc.	721,770	158,306
*	Synopsys Inc.	684,966	151,583
*	Cadence Design Systems Inc.	1,268,168	140,653
*	ANSYS Inc.	388,873	131,832
*	Palo Alto Networks Inc.	438,298	112,822
*	Coupa Software Inc.	302,601	99,174
*	RingCentral Inc. Class A	332,449	96,666
*	Trade Desk Inc. Class A	185,834	89,442
*	Fortinet Inc.	624,412	82,426
*	Crowdstrike Holdings Inc. Class A	647,644	81,428
	Citrix Systems Inc.	532,754	77,356
*	Paycom Software Inc.	226,246	67,752
	SS&C Technologies Holdings Inc.	1,049,247	66,858
*	Tyler Technologies Inc.	180,512	62,333
	NortonLifeLock Inc.	2,542,451	59,798
*	Slack Technologies Inc. Class A	1,739,071	57,111
*	HubSpot Inc.	188,997	56,639
*	Fair Isaac Corp.	131,438	55,308
*,^	VMware Inc. Class A	381,237	55,066
*	Datadog Inc. Class A	599,596	50,096
*	Zendesk Inc.	519,091	50,030
*	Avalara Inc.	360,634	47,752
*	Zscaler Inc.	326,214	46,760
*	PTC Inc.	499,257	45,637
*	Guidewire Software Inc.	377,446	42,391
*	Ceridian HCM Holding Inc.	526,411	41,860
*	Aspen Technology Inc.	306,725	38,963
*	Nuance Communications Inc.	1,277,732	38,281
*	Dynatrace Inc.	829,553	36,691
*	Five9 Inc.	281,511	35,876
*	Anaplan Inc.	498,764	30,549
*	Alteryx Inc. Class A	239,367	28,923
*	Proofpoint Inc.	261,524	28,681
*	Manhattan Associates Inc.	287,303	27,940
*	Smartsheet Inc. Class A	486,602	26,534
*	Elastic NV	241,413	26,213
*	RealPage Inc.	416,750	26,097
	CDK Global Inc.	552,229	25,745
*	Dropbox Inc. Class A	1,128,677	23,894
*	Paylocity Holding Corp.	159,700	23,516
	Pegasystems Inc.	182,745	23,477
*	Nutanix Inc.	817,636	23,474
*	Everbridge Inc.	156,914	23,319
*	Bill.com Holdings Inc.	228,622	22,629
*	Q2 Holdings Inc.	217,646	21,175
*	Envestnet Inc.	243,182	20,182
*	Cloudflare Inc. Class A	524,215	20,056
*	Blackline Inc.	218,011	19,048
	LogMeIn Inc.	218,729	18,822
*	Varonis Systems Inc.	143,175	17,686
*	LivePerson Inc.	283,289	16,901
*	Sailpoint Technologies Holdings Inc.	415,439	16,298
*	Qualys Inc.	150,403	15,964
*	ACI Worldwide Inc.	534,966	15,717
*	FireEye Inc.	1,003,658	14,734
*	J2 Global Inc.	208,378	14,584
	Blackbaud Inc.	227,966	14,556
*	New Relic Inc.	233,671	14,354
*	Rapid7 Inc.	221,750	14,318
*	Verint Systems Inc.	291,606	13,869
*	Box Inc.	698,225	13,706
*	Mimecast Ltd.	276,456	13,613
*	2U Inc.	323,538	13,391
*	SPS Commerce Inc.	158,655	12,673
*	SVMK Inc.	502,541	12,508
*	Cloudera Inc.	940,584	12,425
*	Medallia Inc.	342,077	12,380
*	Teradata Corp.	488,656	11,899
*	Alarm.com Holdings Inc.	197,382	11,817
*	Appfolio Inc.	68,988	11,592
*	Tenable Holdings Inc.	256,239	9,645
*	Bottomline Technologies DE Inc.	198,182	9,439
*	Cornerstone OnDemand Inc.	266,323	9,393
*	Workiva Inc. Class A	155,200	9,157
*	Pluralsight Inc. Class A	468,723	8,971
*	Cerence Inc.	163,974	8,723
*	CommVault Systems Inc.	199,241	8,613
*	Digital Turbine Inc.	352,339	8,523
*	Altair Engineering Inc. Class A	183,368	7,705
	Progress Software Corp.	203,166	7,698
*,^	Appian Corp. Class A	125,539	7,688
*	Yext Inc.	385,913	7,664
*	8x8 Inc.	438,512	7,402
*	PROS Holdings Inc.	188,017	7,333
*	Zuora Inc. Class A	468,941	6,373
	Xperi Holding Corp.	489,136	6,129
*	Avaya Holdings Corp.	377,590	5,860
*	Ping Identity Holding Corp.	162,923	5,616
*	MicroStrategy Inc. Class A	36,098	5,214
*	Model N Inc.	122,818	4,829
*	Upland Software Inc.	112,078	4,396
*	Domo Inc.	94,362	3,842
*	PagerDuty Inc.	104,422	3,411
*	Sprout Social Inc. Class A	87,474	3,390
*	OneSpan Inc.	145,213	3,129
*	Rosetta Stone Inc.	99,561	3,025
	Ebix Inc.	109,869	2,535
*	MobileIron Inc.	382,176	2,496
	QAD Inc. Class A	53,355	2,427
*	Agilysys Inc.	90,644	2,300

Information Technology Index Fund

			Market
			Value•
		Shares	($000)
	American Software Inc. Class A	144,715	2,049
*	A10 Networks Inc.	227,611	1,946
*	Benefitfocus Inc.	133,208	1,377
*,^	Intelligent Systems Corp.	30,251	1,137
*,^	ShotSpotter Inc.	33,905	1,016
			14,942,154
Technology Hardware, Storage & Peripherals (24.2%)
	Apple Inc.	78,853,131	10,175,208
	HP Inc.	6,498,987	127,055
*	Dell Technologies Inc.	1,097,536	72,525
	Hewlett Packard Enterprise Co.	5,838,015	56,454
	Western Digital Corp.	1,357,521	52,156
	Seagate Technology plc	1,050,575	50,417
	NetApp Inc.	1,005,426	47,647
*	Pure Storage Inc. Class A	1,089,967	16,633
	Xerox Holdings Corp.	814,528	15,362
*	NCR Corp.	575,234	11,758
*,^	3D Systems Corp.	534,449	2,934
*	Diebold Nixdorf Inc.	312,676	2,608
			10,630,757
Total Common Stocks (Cost $25,148,053)			43,704,766
Temporary Cash Investments (0.4%)
[1,2]	Vanguard Market Liquidity Fund, 0.147%	1,726,276	172,628

		Face	Market
		Amount	Value•
		($000)	($000)
U.S. Government and Agency Obligations (0.0%)
[3]	United States Cash Management Bill, 0.165%, 11/3/20	2,040	2,039
	United States Cash Management Bill, 0.210%, 9/15/20	26	26
[3]	United States Cash Management Bill, 0.116%, 9/29/20	1,020	1,020
[3]	United States Treasury Bill, 0.087%, 9/24/20	1,000	1,000
			4,085
Total Temporary Cash Investments (Cost $176,667)			176,713
Total Investments (100.0%) (Cost $25,324,720)			43,881,479
Other Assets and Liabilities—Net (0.0%)			(21,321)
Net Assets (100%)			43,860,158

Cost is in $000.

•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
^	Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $37,987,000.

1	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
2	Collateral of $39,414,000 was received for securities on loan.
3	Securities with a value of $3,756,000 have been segregated as initial margin for open futures contracts.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
($000)
Value and
		Number of			Unrealized
		Long (Short	)	Notional	Appreciation
	Expiration	Contracts		Amount	(Depreciation	)
Long Futures Contracts
E-mini NASDAQ 100 Index	September 2020	232		56,209	3,280

Over-the-Counter Total Return Swaps
				Floating
				Interest Rate		Value and	Value and
			Notional	Received		Unrealized	Unrealized
	Termination		Amount	(Paid	)[1]	Appreciation	(Depreciation	)
Reference Entity	Date	Counterparty	($000)	(%	)	($000)	($000)
Visa Inc. Class A	9/2/20	BOANA	95,200	(0.055)		10,941	—
Visa Inc. Class A	9/2/21	BOANA	105,995	(0.057)		—	—
						10,941	—

1	Based on 1-month USD London Interbank Offered Rate (LIBOR) as of the most recent payment date. Floating interest payment received/ paid monthly.

BOANA—Bank of America, N.A.

At August 31, 2020, a counterparty had deposited in a segregated account securities with a value of $12,860,000 in connection with open over-the-counter swap contracts.

Information Technology Index Fund

Statement of Assets and Liabilities

As of August 31, 2020

($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value
Unaffiliated Issuers (Cost $25,152,138)	43,708,851
Affiliated Issuers (Cost $172,582)	172,628
Total Investments in Securities	43,881,479
Investment in Vanguard	1,658
Receivables for Investment Securities Sold	238,406
Receivables for Accrued Income	39,242
Receivables for Capital Shares Issued	20,433
Variation Margin Receivable—Futures Contracts	567
Unrealized Appreciation—Over-the-Counter Swap Contracts	10,941
Total Assets	44,192,726
Liabilities
Due to Custodian	70
Payables for Investment Securities Purchased	283,991
Collateral for Securities on Loan	39,414
Payables for Capital Shares Redeemed	7,042
Payables to Vanguard	2,051
Total Liabilities	332,568
Net Assets	43,860,158

At August 31, 2020, net assets consisted of:

Paid-in Capital	25,489,483
Total Distributable Earnings (Loss)	18,370,675
Net Assets	43,860,158

ETF Shares—Net Assets
Applicable to 117,827,985 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	38,710,667
Net Asset Value Per Share—ETF Shares	$328.54

Admiral Shares—Net Assets
Applicable to 30,610,500 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	5,149,491
Net Asset Value Per Share—Admiral Shares	$168.23

See accompanying Notes, which are an integral part of the Financial Statements.

Information Technology Index Fund

Statement of Operations

Year Ended
August 31, 2020
($000)
Investment Income
Income
Dividends	381,727
Interest[1]	1,250
Securities Lending—Net	702
Total Income	383,679
Expenses
The Vanguard Group—Note B
Investment Advisory Services	2,574
Management and Administrative—ETF Shares	22,130
Management and Administrative—Admiral Shares	2,758
Marketing and Distribution—ETF Shares	1,246
Marketing and Distribution—Admiral Shares	233
Custodian Fees	138
Auditing Fees	32
Shareholders’ Reports—ETF Shares	1,030
Shareholders’ Reports—Admiral Shares	27
Trustees’ Fees and Expenses	18
Total Expenses	30,186
Expenses Paid Indirectly	(28)
Net Expenses	30,158
Net Investment Income	353,521
Realized Net Gain (Loss)
Investment Securities Sold[1,2]	1,435,566
Futures Contracts	11,433
Swap Contracts	4,241
Realized Net Gain (Loss)	1,451,240
Change in Unrealized Appreciation (Depreciation)
Investment Securities[1]	12,987,770
Futures Contracts	2,757
Swap Contracts	10,941
Change in Unrealized Appreciation (Depreciation)	13,001,468
Net Increase (Decrease) in Net Assets Resulting from Operations	14,806,229

1	Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $1,237,000, ($42,000), and $35,000, respectively. Purchases and sales are for temporary cash investment purposes.
2	Includes $1,597,685,000 of net gain (loss) resulting from in-kind redemptions.

Statement of Changes in Net Assets

	Year Ended August 31,
	2020	2019
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	353,521	288,885
Realized Net Gain (Loss)	1,451,240	2,703,211
Change in Unrealized Appreciation (Depreciation)	13,001,468	(1,981,325)
Net Increase (Decrease) in Net Assets Resulting from Operations	14,806,229	1,010,771
Distributions[1]
ETF Shares	(318,133)	(260,834)
Admiral Shares	(38,529)	(26,967)
Total Distributions	(356,662)	(287,801)
Capital Share Transactions
ETF Shares	5,140,709	(2,459,914)
Admiral Shares	1,061,125	317,194
Net Increase (Decrease) from Capital Share Transactions	6,201,834	(2,142,720)
Total Increase (Decrease)	20,651,401	(1,419,750)
Net Assets
Beginning of Period	23,208,757	24,628,507
End of Period	43,860,158	23,208,757

1   Certain prior-period numbers have been reclassified to conform with current period presentation.

See accompanying Notes, which are an integral part of the Financial Statements.

Information Technology Index Fund

Financial Highlights

ETF Shares

For a Share Outstanding			Year Ended August 31,
Throughout Each Period	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$213.66	$202.82	$151.19	$117.82	$102.35
Investment Operations
Net Investment Income	2.926[1]	2.572[1]	1.921[1]	1.646[1]	1.566
Net Realized and Unrealized Gain (Loss) on Investments	114.955	10.792	51.430	33.329	16.049
Total from Investment Operations	117.881	13.364	53.351	34.975	17.615
Distributions
Dividends from Net Investment Income	(3.001)	(2.524)	(1.721)	(1.605)	(2.145)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(3.001)	(2.524)	(1.721)	(1.605)	(2.145)
Net Asset Value, End of Period	$328.54	$213.66	$202.82	$151.19	$117.82

Total Return	55.72%	6.70%	35.52%	29.93%	17.48%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$38,711	$20,738	$22,595	$14,638	$9,429
Ratio of Total Expenses to Average Net Assets	0.10%	0.10%	0.10%	0.10%	0.10%
Ratio of Net Investment Income to Average Net Assets	1.17%	1.32%	1.10%	1.24%	1.50%
Portfolio Turnover Rate[2]	5%	5%	7%	6%	5%

1	Calculated based on average shares outstanding.
2	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

Admiral Shares

For a Share Outstanding			Year Ended August 31,
Throughout Each Period	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$109.40	$103.86	$77.42	$60.33	$52.41
Investment Operations
Net Investment Income	1.504[1]	1.326[1]	1.001[1]	.850[1]	.802
Net Realized and Unrealized Gain (Loss) on Investments	58.864	5.509	26.324	17.062	8.216
Total from Investment Operations	60.368	6.835	27.325	17.912	9.018
Distributions
Dividends from Net Investment Income	(1.538)	(1.295)	(.885)	(.822)	(1.098)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(1.538)	(1.295)	(.885)	(.822)	(1.098)
Net Asset Value, End of Period	$168.23	$109.40	$103.86	$77.42	$60.33

Total Return[2]	55.78%	6.70%	35.54%	29.94%	17.49%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$5,149	$2,470	$2,033	$933	$456
Ratio of Total Expenses to Average Net Assets	0.10%	0.10%	0.10%	0.10%	0.10%
Ratio of Net Investment Income to Average Net Assets	1.17%	1.32%	1.10%	1.24%	1.50%
Portfolio Turnover Rate[3]	5%	5%	7%	6%	5%

1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Information Technology Index Fund

Notes to Financial Statements

Vanguard Information Technology Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: ETF Shares and Admiral Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker.

Market disruptions associated with the COVID-19 pandemic have had a global impact, and uncertainty exists as to the long-term implications. Such disruptions can adversely affect assets of the fund and thus fund performance.

A.  The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.

During the year ended August 31, 2020, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.

3. Swap Contracts: The fund has entered into equity swap contracts to earn the total return on selected reference stocks in the fund’s target index. Under the terms of the swaps, the fund receives the total return on the referenced stock (i.e., receiving the increase or paying the decrease in value of the selected reference stock and receiving the equivalent of any dividends in respect of the selected referenced stock) over a specified period of time, applied to a notional amount that represents the value of a designated number of shares of the selected reference stock at the beginning of the equity swap contract. The fund also pays a floating rate that is based on short-term interest rates, applied to the notional amount. At the same time, the fund generally invests an amount approximating the notional amount of the swap in high-quality temporary cash investments.

A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund’s maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The fund mitigates its counterparty risk by entering into swaps only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring

Information Technology Index Fund

its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. In the event of a counterparty’s default (including bankruptcy), the fund may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Schedule of Investments. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

The notional amounts of swap contracts are not recorded in the Statement of Assets and Liabilities. Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until periodic payments are made or the termination of the swap, at which time realized gain (loss) is recorded.

During the year ended August 31, 2020, the fund’s average amounts of investments in total return swaps represented less than 1% of net assets, based on the average of notional amounts at each quarter-end during the period.

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.

6. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Collateral investments in Vanguard Market Liquidity Fund are subject to market appreciation or depreciation. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

7. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes, subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and

Information Technology Index Fund

Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate (or an acceptable alternate rate, if necessary), federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread, except that borrowings under the uncommitted credit facility may bear interest based upon an alternative rate agreed to by the fund and Vanguard.

In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.

For the year ended August 31, 2020, the fund did not utilize the credit facilities or the Interfund Lending Program.

8. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities are amortized and accreted, respectively, to interest income over the lives of the respective securities, except for premiums on certain callable debt securities that are amortized to the earliest call date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B.   In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2020, the fund had contributed to Vanguard capital in the amount of $1,658,000, representing less than 0.01% of the fund’s net assets and 0.66% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C.   The fund’s custodian bank has agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended August 31, 2020, custodian fee offset arrangements reduced the fund’s expenses by $28,000 (an annual rate of less than 0.01% of average net assets).

D.   Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.

Information Technology Index Fund

The following table summarizes the market value of the fund’s investments and derivatives as of August 31, 2020, based on the inputs used to value them:

	Level 1	Level 2	Level 3	Total
	($000)	($000)	($000)	($000)
Investments
Assets
Common Stocks	43,704,766	—	—	43,704,766
Temporary Cash Investments	172,628	4,085	—	176,713
Total	43,877,394	4,085	—	43,881,479
Derivative Financial Instruments
Assets
Futures Contracts[1]	567	—	—	567
Swap Contracts	—	10,941	—	10,941
Total	567	10,941	—	11,508

1  Represents variation margin on the last day of the reporting period.

E.   Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for in-kind redemptions and swap agreements were reclassified between the following accounts:

Amount
($000)
Paid-in Capital	1,597,685
Total Distributable Earnings (Loss)	(1,597,685)

Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales and the recognition of unrealized gains or losses from certain derivative contracts. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:

Amount
($000)
Undistributed Ordinary Income	94,128
Undistributed Long-Term Gains	—
Capital Loss Carryforwards	(280,212)
Qualified Late-Year Losses	—
Net Unrealized Gains (Losses)	18,556,759

The tax character of distributions paid was as follows:

	Year Ended August 31,
	2020	2019
	Amount	Amount
	($000)	($000)
Ordinary Income*	356,662	287,801
Long-Term Capital Gains	—	—
Total	356,662	287,801

*  Includes short-term capital gains, if any.

Information Technology Index Fund

As of August 31, 2020, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Amount
($000)
Tax Cost	25,324,720
Gross Unrealized Appreciation	19,160,007
Gross Unrealized Depreciation	(603,248)
Net Unrealized Appreciation (Depreciation)	18,556,759

F.   During the year ended August 31, 2020, the fund purchased $10,422,796,000 of investment securities and sold $4,223,807,000 of investment securities, other than temporary cash investments. Purchases and sales include $7,587,984,000 and $2,764,555,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

G.   Capital share transactions for each class of shares were:

			Year Ended August 31,
		2020		2019
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
ETF Shares
Issued	7,928,607	32,065	2,875,252	14,358
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(2,787,898)	(11,300)	(5,335,166)	(28,700)
Net Increase (Decrease)—ETF Shares	5,140,709	20,765	(2,459,914)	(14,342)
Admiral Shares
Issued	2,339,727	18,276	952,910	9,462
Issued in Lieu of Cash Distributions	35,023	293	24,513	243
Redeemed	(1,313,625)	(10,540)	(660,229)	(6,699)
Net Increase (Decrease)—Admiral Shares	1,061,125	8,029	317,194	3,006

H.   Management has determined that no events or transactions occurred subsequent to August 31, 2020, that would require recognition or disclosure in these financial statements.

Materials Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: August 31, 2010–August 31, 2020

Initial Investment of $10,000

		Average Annual Total Returns		Final Value
		Periods Ended August 31, 2020		of a $10,000
	One Year	Five Years	Ten Years	Investment
Materials Index Fund ETF Shares Net Asset Value	12.12%	9.28%	9.74%	$25,338
Materials Index Fund ETF Shares Market Price	12.23	9.29	9.75	25,362
MSCI US IMI/Materials 25/50	12.22	9.35	9.85	25,583
MSCI US IMI/2500	21.48	13.88	14.99	40,426

				Final Value
				of a $100,000
	One Year	Five Years	Ten Years	Investment
Materials Index Fund Admiral Shares	12.14%	9.27%	9.75%	$253,520
MSCI US IMI/Materials 25/50	12.22	9.35	9.85	255,826
MSCI US IMI/2500	21.48	13.88	14.99	404,265

Cumulative Returns: ETF Shares, August 31, 2010–August 31, 2020

	One Year	Five Years	Ten Years
Materials Index Fund ETF Shares Market Price	12.23%	55.94%	153.62%
Materials Index Fund ETF Shares Net Asset Value	12.12	55.84	153.38
MSCI US IMI/Materials 25/50	12.22	56.33	155.83

For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares’ market prices have compared with their net asset value, visit vanguard.com, select your ETF, and then select the Price and Performance tab. The ETF premium/discount analysis there shows the percentages of days on which the ETF Shares’ market price was above or below the NAV.

See Financial Highlights for dividend and capital gains information.

Materials Index Fund

Fund Allocation

As of August 31, 2020

Aluminum	0.7%
Commodity Chemicals	7.2
Construction Materials	3.8
Copper	2.5
Diversified Chemicals	1.9
Diversified Metals & Mining	0.3
Fertilizers & Agricultural Chemicals	6.2
Forest Products	0.6
Gold	7.2
Industrial Gases	21.5
Metal & Glass Containers	6.3
Paper Packaging	7.9
Paper Products	0.6
Silver	0.4
Specialty Chemicals	28.6
Steel	4.3

The table reflects the fund’s investments, except for short-term investments and derivatives. Sector categories are based on the Global Industry Classification Standard (“GICS”), except for the “Other” category (if applicable), which includes securities that have not been provided a GICS classification as of the effective reporting period.

The fund may invest in derivatives (such as futures and swap contracts) for various reasons, including, but not limited to, attempting to remain fully invested and tracking its target index as closely as possible.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard and Poor’s, a division of McGraw-Hill Companies, Inc. (“S&P”), and is licensed for use by Vanguard. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classification makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of its affiliates or any third party involved in making or compiling the GICS or any GICS classification have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

Materials Index Fund

Financial Statements

Schedule of Investments

As of August 31, 2020

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.

			Market
			Value•
		Shares	($000)
Common Stocks (99.6%)
Chemicals (65.2%)
	Linde plc	1,301,314	324,990
	Air Products & Chemicals Inc.	547,233	159,934
	Sherwin-Williams Co.	202,488	135,879
	Ecolab Inc.	631,847	124,524
	DuPont de Nemours Inc.	1,818,250	101,386
	Dow Inc.	1,835,396	82,813
	PPG Industries Inc.	584,576	70,383
	Corteva Inc.	1,854,352	52,942
	LyondellBasell Industries NV Class A	661,511	43,316
	FMC Corp.	320,737	34,274
	Celanese Corp. Class A	292,957	29,633
	RPM International Inc.	320,853	27,199
	Eastman Chemical Co.	336,727	24,618
	Albemarle Corp.	263,433	23,975
	International Flavors & Fragrances Inc.	186,801	23,124
	Scotts Miracle-Gro Co.	103,138	17,382
	CF Industries Holdings Inc.	529,782	17,287
	Mosaic Co.	892,190	16,265
*	Axalta Coating Systems Ltd.	524,690	12,514
	Huntsman Corp.	491,822	10,633
	Ashland Global Holdings Inc.	134,815	9,934
	Valvoline Inc.	458,487	9,353
	Chemours Co.	406,863	8,406
	NewMarket Corp.	21,682	8,076
	Balchem Corp.	80,063	7,822
	Quaker Chemical Corp.	32,996	6,269
	HB Fuller Co.	127,374	6,136
*	Element Solutions Inc.	554,668	5,963
	Sensient Technologies Corp.	104,942	5,795
	Stepan Co.	50,179	5,785
	Avient Corp.	226,320	5,776
*	Ingevity Corp.	102,113	5,736
	W R Grace & Co.	139,380	5,674
	Westlake Chemical Corp.	94,906	5,630
	Cabot Corp.	139,609	5,167
	Innospec Inc.	60,848	4,545
	Olin Corp.	391,081	4,400
	Minerals Technologies Inc.	84,507	4,289
*	Livent Corp.	362,492	3,074
*	GCP Applied Technologies Inc.	117,069	3,051
*	Ferro Corp.	183,321	2,286
	Tronox Holdings plc Class A	230,843	2,068
	Trinseo SA	76,108	1,896
	Chase Corp.	18,799	1,834
	Orion Engineered Carbons SA	149,558	1,817
*	Koppers Holdings Inc.	51,888	1,248
	Hawkins Inc.	23,578	1,184
	Tredegar Corp.	66,245	1,121
*	Kraton Corp.	78,449	1,101
	American Vanguard Corp.	67,429	954
*	AdvanSix Inc.	70,011	891
	FutureFuel Corp.	65,189	789
	Kronos Worldwide Inc.	58,115	726
*	Rayonier Advanced Materials Inc.	147,118	465
*	Venator Materials plc	147,760	318
	Intrepid Potash Inc.	23,973	224
			1,472,874
Construction Materials (3.7%)
	Vulcan Materials Co.	328,150	39,378
	Martin Marietta Materials Inc.	154,226	31,288
	Eagle Materials Inc.	97,965	8,011
*	Summit Materials Inc. Class A	282,751	4,210
*	US Concrete Inc.	39,186	1,046
*	Forterra Inc.	48,917	648
			84,581
Containers & Packaging (14.1%)
	Ball Corp.	807,801	64,923
	Amcor plc	3,426,172	37,894
	International Paper Co.	925,204	33,557
*	Crown Holdings Inc.	333,716	25,646
	Avery Dennison Corp.	206,509	23,829
	Packaging Corp. of America	234,995	23,791
	Westrock Co.	642,414	19,484
	AptarGroup Inc.	159,043	18,829
*	Berry Global Group Inc.	328,296	16,920
	Sealed Air Corp.	385,697	15,158
	Sonoco Products Co.	248,578	13,182
	Graphic Packaging Holding Co.	692,040	9,675
	Silgan Holdings Inc.	192,280	7,318
	O-I Glass Inc.	368,510	4,009
	Greif Inc. Class A	61,851	2,279
	Myers Industries Inc.	75,456	1,155
*	UFP Technologies Inc.	16,518	681
			318,330
Metals & Mining (15.4%)
	Newmont Corp.	1,988,657	133,797
	Freeport-McMoRan Inc.	3,597,673	56,160
	Nucor Corp.	746,174	33,921
	Royal Gold Inc.	162,500	22,152
	Reliance Steel & Aluminum Co.	157,698	16,538
	Steel Dynamics Inc.	521,168	15,385
	Hecla Mining Co.	1,303,455	7,847
*	Alcoa Corp.	460,715	6,736
	Cleveland-Cliffs Inc.	987,663	6,499
	Commercial Metals Co.	294,972	6,156
*	Arconic Corp.	243,168	5,410
*	Coeur Mining Inc.	603,408	5,105
	Compass Minerals International Inc.	84,126	4,789
	United States Steel Corp.	546,114	4,276
	Worthington Industries Inc.	96,337	4,001
	Materion Corp.	50,435	2,753
*	Allegheny Technologies Inc.	313,855	2,614
	Kaiser Aluminum Corp.	39,017	2,508
	Carpenter Technology Corp.	118,568	2,493
	Warrior Met Coal Inc.	126,710	1,960
*	Century Aluminum Co.	133,832	1,321
	Schnitzer Steel Industries Inc.	66,087	1,305
*,^	McEwen Mining Inc.	843,172	1,062
	SunCoke Energy Inc.	205,175	734
	Haynes International Inc.	30,819	578
*	TimkenSteel Corp.	87,041	328
*	Ryerson Holding Corp.	42,231	233
*	Contura Energy Inc.	46,792	194
			346,855
Paper & Forest Products (1.2%)
	Louisiana-Pacific Corp.	277,921	9,154
	Boise Cascade Co.	97,051	4,445
	Domtar Corp.	136,702	3,899
	Schweitzer-Mauduit International Inc.	77,217	2,342
	Neenah Inc.	41,553	1,840
	P H Glatfelter Co.	110,131	1,651
*	Clearwater Paper Corp.	41,317	1,391
	Verso Corp.	74,051	971
	Mercer International Inc.	107,192	898
			26,591
Total Common Stocks (Cost $2,369,839)			2,249,231
Temporary Cash Investment (0.2%)
[1,2]	Vanguard Market Liquidity Fund, 0.147% (Cost $4,303)	43,032	4,303
Total Investments (99.8%) (Cost $2,374,142)			2,253,534
Other Assets and Liabilities—Net (0.2%)			5,012
Net Assets (100%)			2,258,546

Cost is in $000.

•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
^	Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $627,000.
1	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
2	Collateral of $995,000 was received for securities on loan.

Materials Index Fund

Derivative Financial Instruments Outstanding as of Period End

Over-the-Counter Total Return Swaps
				Floating
				Interest Rate	Value and	Value and
			Notional	Received	Unrealized	Unrealized
	Termination		Amount	(Paid)[1]	Appreciation	(Depreciation)
Reference Entity	Date	Counterparty	($000)	(%)	($000)	($000)
Amcor plc	9/2/20	BOANA	4,893	(0.155)	361	—
Amcor plc	9/2/21	BOANA	5,254	(0.157)	—	—
International Flavors & Fragrances Inc.	2/2/21	GSI	3,082	(0.161)	12	—
					373	—

1	Based on 1-month USD London Interbank Offered Rate (LIBOR) as of the most recent payment date. Floating interest payment received/ paid monthly.

BOANA—Bank of America, N.A.

GSI—Goldman Sachs International.

See accompanying Notes, which are an integral part of the Financial Statements.

Materials Index Fund

Statement of Assets and Liabilities

As of August 31, 2020

($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value
Unaffiliated Issuers (Cost $2,369,839)	2,249,231
Affiliated Issuers (Cost $4,303)	4,303
Total Investments in Securities	2,253,534
Investment in Vanguard	92
Receivables for Investment Securities Sold	7,907
Receivables for Accrued Income	5,526
Receivables for Capital Shares Issued	419
Unrealized Appreciation—Over-the-Counter Swap Contracts	373
Total Assets	2,267,851
Liabilities
Payables for Investment Securities Purchased	7,903
Collateral for Securities on Loan	995
Payables for Capital Shares Redeemed	296
Payables to Vanguard	111
Total Liabilities	9,305
Net Assets	2,258,546

At August 31, 2020, net assets consisted of:

Paid-in Capital	2,457,073
Total Distributable Earnings (Loss)	(198,527)
Net Assets	2,258,546

ETF Shares—Net Assets
Applicable to 12,426,411 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	1,675,593
Net Asset Value Per Share—ETF Shares	$134.84

Admiral Shares—Net Assets
Applicable to 8,485,213 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	582,953
Net Asset Value Per Share—Admiral Shares	$68.70

See accompanying Notes, which are an integral part of the Financial Statements.

Materials Index Fund

Statement of Operations

Year Ended
August 31, 2020
($000)
Investment Income
Income
Dividends	47,689
Interest[1]	28
Securities Lending—Net	215
Total Income	47,932
Expenses
The Vanguard Group—Note B
Investment Advisory Services	332
Management and Administrative—ETF Shares	1,089
Management and Administrative—Admiral Shares	379
Marketing and Distribution—ETF Shares	103
Marketing and Distribution—Admiral Shares	36
Custodian Fees	13
Auditing Fees	32
Shareholders’ Reports—ETF Shares	228
Shareholders’ Reports—Admiral Shares	9
Trustees’ Fees and Expenses	2
Total Expenses	2,223
Net Investment Income	45,709
Realized Net Gain (Loss)
Investment Securities Sold[1,2]	56,456
Futures Contracts	37
Swap Contracts	338
Realized Net Gain (Loss)	56,831
Change in Unrealized Appreciation (Depreciation)
Investment Securities[1]	119,355
Swap Contracts	396
Change in Unrealized Appreciation (Depreciation)	119,751
Net Increase (Decrease) in Net Assets Resulting from Operations	222,291

1	Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $28,000, ($7,000), and $1,000, respectively. Purchases and sales are for temporary cash investment purposes.
2	Includes $80,716,000 of net gain (loss) resulting from in-kind redemptions.

Statement of Changes in Net Assets

	Year Ended August 31,
	2020	2019
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	45,709	52,576
Realized Net Gain (Loss)	56,831	118,154
Change in Unrealized Appreciation (Depreciation)	119,751	(439,986)
Net Increase (Decrease) in Net Assets Resulting from Operations	222,291	(269,256)
Distributions[1]
ETF Shares	(36,101)	(44,813)
Admiral Shares	(10,501)	(9,048)
Total Distributions	(46,602)	(53,861)
Capital Share Transactions
ETF Shares	(371,010)	(545,088)
Admiral Shares	50,384	70,433
Net Increase (Decrease) from Capital Share Transactions	(320,626)	(474,655)
Total Increase (Decrease)	(144,937)	(797,772)
Net Assets
Beginning of Period	2,403,483	3,201,255
End of Period	2,258,546	2,403,483

1 Certain prior-period numbers have been reclassified to conform with current period presentation.

See accompanying Notes, which are an integral part of the Financial Statements.

Materials Index Fund

Financial Highlights

ETF Shares

For a Share Outstanding			Year Ended August 31,
Throughout Each Period	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$122.80	$134.33	$124.29	$108.16	$96.39
Investment Operations
Net Investment Income	2.522[1]	2.501[1]	2.285[1]	2.175[1]	1.980
Net Realized and Unrealized Gain (Loss) on Investments	12.053	(11.541)	9.961	16.072	12.770
Total from Investment Operations	14.575	(9.040)	12.246	18.247	14.750
Distributions
Dividends from Net Investment Income	(2.535)	(2.490)	(2.206)	(2.117)	(2.980)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(2.535)	(2.490)	(2.206)	(2.117)	(2.980)
Net Asset Value, End of Period	$134.84	$122.80	$134.33	$124.29	$108.16

Total Return	12.12%	-6.73%	9.91%	17.06%	15.83%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,676	$1,921	$2,749	$1,913	$1,448
Ratio of Total Expenses to Average Net Assets	0.10%	0.10%	0.10%	0.10%	0.10%
Ratio of Net Investment Income to Average Net Assets	2.05%	2.04%	1.71%	1.87%	2.06%
Portfolio Turnover Rate[2]	4%	4%	5%	5%	6%

1	Calculated based on average shares outstanding.
2	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

Admiral Shares

For a Share Outstanding			Year Ended August 31,
Throughout Each Period	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$62.57	$68.45	$63.33	$55.11	$49.12
Investment Operations
Net Investment Income	1.294[1]	1.282[1]	1.159[1]	1.104[1]	1.008
Net Realized and Unrealized Gain (Loss) on Investments	6.130	(5.892)	5.084	8.195	6.505
Total from Investment Operations	7.424	(4.610)	6.243	9.299	7.513
Distributions
Dividends from Net Investment Income	(1.294)	(1.270)	(1.123)	(1.079)	(1.523)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(1.294)	(1.270)	(1.123)	(1.079)	(1.523)
Net Asset Value, End of Period	$68.70	$62.57	$68.45	$63.33	$55.11

Total Return[2]	12.14%	-6.74%	9.91%	17.06%	15.80%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$583	$482	$452	$372	$235
Ratio of Total Expenses to Average Net Assets	0.10%	0.10%	0.10%	0.10%	0.10%
Ratio of Net Investment Income to Average Net Assets	2.08%	2.04%	1.71%	1.87%	2.06%
Portfolio Turnover Rate[3]	4%	4%	5%	5%	6%

1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Materials Index Fund

Notes to Financial Statements

Vanguard Materials Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: ETF Shares and Admiral Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker.

Market disruptions associated with the COVID-19 pandemic have had a global impact, and uncertainty exists as to the long-term implications. Such disruptions can adversely affect assets of the fund and thus fund performance.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.

During the year ended August 31, 2020, the fund’s average investments in long and short futures contracts each represented less than 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period. The fund had no open futures contracts at August 31, 2020.

3. Swap Contracts: The fund has entered into equity swap contracts to earn the total return on selected reference stocks in the fund’s target index. Under the terms of the swaps, the fund receives the total return on the referenced stock (i.e., receiving the increase or paying the decrease in value of the selected reference stock and receiving the equivalent of any dividends in respect of the selected referenced stock) over a specified period of time, applied to a notional amount that represents the value of a designated number of shares of the selected reference stock at the beginning of the equity swap contract. The fund also pays a floating rate that is based on short-term interest rates, applied to the notional amount. At the same time, the fund generally invests an amount approximating the notional amount of the swap in high-quality temporary cash investments.

A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund’s maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The fund mitigates its counterparty risk by entering into swaps only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. In the event of a counterparty’s default (including bankruptcy), the fund may terminate any swap contracts

Materials Index Fund

with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Schedule of Investments. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

The notional amounts of swap contracts are not recorded in the Statement of Assets and Liabilities. Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until periodic payments are made or the termination of the swap, at which time realized gain (loss) is recorded.

During the year ended August 31, 2020, the fund’s average amounts of investments in total return swaps represented less than 1% of net assets, based on the average of notional amounts at each quarter-end during the period.

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.

6. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Collateral investments in Vanguard Market Liquidity Fund are subject to market appreciation or depreciation. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

7. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes, subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate (or an acceptable alternate rate, if necessary), federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread, except that borrowings under the uncommitted credit facility may bear interest based upon an alternative rate agreed to by the fund and Vanguard.

Materials Index Fund

In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.

For the year ended August 31, 2020, the fund did not utilize the credit facilities or the Interfund Lending Program.

8. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B.  In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2020, the fund had contributed to Vanguard capital in the amount of $92,000, representing less than 0.01% of the fund’s net assets and 0.04% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C.  Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.

The following table summarizes the market value of the fund’s investments and derivatives as of August 31, 2020, based on the inputs used to value them:

	Level 1	Level 2	Level 3	Total
	($000)	($000)	($000)	($000)
Investments
Assets
Common Stocks	2,249,231	—	—	2,249,231
Temporary Cash Investments	4,303	—	—	4,303
Total	2,253,534	—	—	2,253,534
Derivative Financial Instruments
Assets
Swap Contracts	—	373	—	373

Materials Index Fund

D.   Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for in-kind redemptions and swap agreements were reclassified between the following accounts:

Amount
($000)
Paid-in Capital	80,716
Total Distributable Earnings (Loss)	(80,716)

Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales; and the recognition of unrealized gains or losses from certain derivative contracts. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:

Amount
($000)
Undistributed Ordinary Income	8,346
Undistributed Long-Term Gains	—
Capital Loss Carryforwards	(86,265)
Qualified Late-Year Losses	—
Net Unrealized Gains (Losses)	(120,608)

The tax character of distributions paid was as follows:

	Year Ended August 31,
	2020	2019
	Amount	Amount
	($000)	($000)
Ordinary Income*	46,602	53,861
Long-Term Capital Gains	—	—
Total	46,602	53,861

* Includes short-term capital gains, if any.

As of August 31, 2020, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Amount
($000)
Tax Cost	2,374,142
Gross Unrealized Appreciation	345,808
Gross Unrealized Depreciation	(466,416)
Net Unrealized Appreciation (Depreciation)	(120,608)

E.  During the year ended August 31, 2020, the fund purchased $574,904,000 of investment securities and sold $900,220,000 of investment securities, other than temporary cash investments. Purchases and sales include $420,819,000 and $820,359,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

Materials Index Fund

F.   Capital share transactions for each class of shares were:

			Year Ended August 31,
		2020		2019
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
ETF Shares
Issued	449,882	3,931	662,298	5,428
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(820,892)	(7,150)	(1,207,386)	(10,250)
Net Increase (Decrease)—ETF Shares	(371,010)	(3,219)	(545,088)	(4,822)
Admiral Shares
Issued	170,584	2,794	165,502	2,647
Issued in Lieu of Cash Distributions	9,703	159	8,315	131
Redeemed	(129,903)	(2,174)	(103,384)	(1,673)
Net Increase (Decrease)—Admiral Shares	50,384	779	70,433	1,105

G.   Management has determined that no events or transactions occurred subsequent to August 31, 2020, that would require recognition or disclosure in these financial statements.

Utilities Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: August 31, 2010–August 31, 2020

Initial Investment of $10,000

		Average Annual Total Returns		Final Value
		Periods Ended August 31, 2020		of a $10,000
	One Year	Five Years	Ten Years	Investment
Utilities Index Fund ETF Shares Net Asset Value	-4.08%	10.67%	10.89%	$28,115
Utilities Index Fund ETF Shares Market Price	-4.04	10.68	10.90	28,136
MSCI US IMI/Utilities 25/50	-3.97	10.75	11.01	28,431
MSCI US IMI/2500	21.48	13.88	14.99	40,426

				Final Value
				of a $100,000
	One Year	Five Years	Ten Years	Investment
Utilities Index Fund Admiral Shares	-4.05%	10.68%	10.90%	$281,368
MSCI US IMI/Utilities 25/50	-3.97	10.75	11.01	284,314
MSCI US IMI/2500	21.48	13.88	14.99	404,265

Cumulative Returns: ETF Shares, August 31, 2010–August 31, 2020

	One Year	Five Years	Ten Years
Utilities Index Fund ETF Shares Market Price	-4.04%	66.11%	181.36%
Utilities Index Fund ETF Shares Net Asset Value	-4.08	66.05	181.15
MSCI US IMI/Utilities 25/50	-3.97	66.64	184.31

For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares’ market prices have compared with their net asset value, visit vanguard.com, select your ETF, and then select the Price and Performance tab. The ETF premium/discount analysis there shows the percentages of days on which the ETF Shares’ market price was above or below the NAV.

   See Financial Highlights for dividend and capital gains information.

Utilities Index Fund

Fund Allocation

As of August 31, 2020

Electric Utilities	58.3%
Gas Utilities	4.5
Independent Power and Renewable Electricity	3.3
Multi-Utilities	29.2
Water Utilities	4.7

The table reflects the fund’s investments, except for short-term investments and derivatives. Sector categories are based on the Global Industry Classification Standard (“GICS”), except for the “Other” category (if applicable), which includes securities that have not been provided a GICS classification as of the effective reporting period.

The fund may invest in derivatives (such as futures and swap contracts) for various reasons, including, but not limited to, attempting to remain fully invested and tracking its target index as closely as possible.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard and Poor’s, a division of McGraw-Hill Companies, Inc. (“S&P”), and is licensed for use by Vanguard. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classification makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of its affiliates or any third party involved in making or compiling the GICS or any GICS classification have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

Utilities Index Fund

Financial Statements

Schedule of Investments

As of August 31, 2020

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.

		Market
		Value•
	Shares	($000)
Common Stocks (99.7%)
Electric Utilities (58.1%)
NextEra Energy Inc.	2,784,702	777,405
Duke Energy Corp.	4,180,929	335,896
Southern Co.	6,007,814	313,488
American Electric Power Co. Inc.	2,819,617	222,270
Xcel Energy Inc.	2,987,908	207,585
Exelon Corp.	5,543,801	204,622
Eversource Energy	1,914,238	164,069
PPL Corp.	4,373,864	120,850
Entergy Corp.	1,138,796	112,900
Edison International	2,150,481	112,857
FirstEnergy Corp.	3,082,213	88,120
Alliant Energy Corp.	1,419,613	76,872
Evergy Inc.	1,289,994	68,654
NRG Energy Inc.	1,388,722	47,786
Pinnacle West Capital Corp.	640,035	46,947
OGE Energy Corp.	1,138,861	36,284
IDACORP Inc.	287,048	25,806
Hawaiian Electric Industries Inc.	620,957	21,491
Portland General Electric Co.	508,849	19,413
PNM Resources Inc.	430,498	18,804
Avangrid Inc.	351,578	16,890
ALLETE Inc.	294,986	15,917
MGE Energy Inc.	205,726	13,370
Otter Tail Corp.	207,382	8,057
Spark Energy Inc. Class A	66,416	610
		3,076,963
Gas Utilities (4.5%)
Atmos Energy Corp.	695,884	69,463
UGI Corp.	1,184,891	40,914
ONE Gas Inc.	300,728	22,290
National Fuel Gas Co.	466,727	21,301
Southwest Gas Holdings Inc.	313,654	19,720
Spire Inc.	291,333	16,959
New Jersey Resources Corp.	545,233	16,433
South Jersey Industries Inc.	525,960	11,650
Northwest Natural Holding Co.	173,947	8,891
Chesapeake Utilities Corp.	93,336	7,635
Star Group LP	244,121	2,392
		237,648
Independent Power and Renewable Electricity Producers (3.3%)
AES Corp.	3,782,815	67,145
Vistra Corp.	2,501,692	48,108
^ NextEra Energy Partners LP	354,125	21,361
Ormat Technologies Inc.	232,216	14,135
Clearway Energy Inc.	380,261	9,700
* Sunnova Energy International Inc.	276,437	6,557
Clearway Energy Inc. Class A	238,563	5,761
		172,767
Multi-Utilities (29.1%)
Dominion Energy Inc.	4,774,879	374,541
Sempra Energy	1,584,360	195,906
WEC Energy Group Inc.	1,794,662	168,842
Public Service Enterprise Group Inc.	2,876,739	150,281
Consolidated Edison Inc.	1,900,868	135,608
DTE Energy Co.	1,095,862	130,046
Ameren Corp.	1,304,669	103,212
CMS Energy Corp.	1,628,494	98,508
CenterPoint Energy Inc.	2,859,862	57,397
NiSource Inc.	2,177,958	48,264
MDU Resources Group Inc.	1,140,855	26,947
Black Hills Corp.	357,012	20,021
NorthWestern Corp.	287,159	14,829
Avista Corp.	382,847	14,112
Unitil Corp.	84,800	3,579
		1,542,093
Water Utilities (4.7%)
American Water Works Co. Inc.	1,029,895	145,565
Essential Utilities Inc.	1,324,519	56,292
American States Water Co.	209,785	15,960
California Water Service Group	277,080	12,563
SJW Group	146,357	9,152
Middlesex Water Co.	99,323	6,370
York Water Co.	73,918	3,371
		249,273
Total Common Stocks (Cost $5,141,659)		5,278,744
Temporary Cash Investments (0.0%)
Money Market Fund (0.0%)
[1,2] Vanguard Market Liquidity Fund, 0.147% (Cost $2,135)	21,347	2,135
Total Investments (99.7%) (Cost $5,143,794)		5,280,879
Other Assets and Liabilities—Net (0.3%)		14,385
Net Assets (100%)		5,295,264

Cost is in $000.

•	See Note A in Notes to Financial Statements.

*	Non-income-producing security.

^	Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $2,075,000.

1	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

2	Collateral of $2,133,000 was received for securities on loan.

Utilities Index Fund

Derivative Financial Instruments Outstanding as of Period End

Over-the-Counter Total Return Swaps

				Floating
				Interest Rate	Value and	Value and
			Notional	Received	Unrealized	Unrealized
	Termination		Amount	(Paid)[1]	Appreciation	(Depreciation)
Reference Entity	Date	Counterparty	($000)	(%)	($000)	($000)
Ameren Corp.	2/2/21	GSI	8,143	(0.161)	—	(232)
Sempra Energy	9/2/21	BOANA	10,002	(0.149)	—	(111)
					—	(343)

1	Based on 1-month USD London Interbank Offered Rate (LIBOR) as of the most recent payment date. Floating interest payment received/ paid monthly.

BOANA—Bank of America, N.A.

GSI—Goldman Sachs International.

   See accompanying Notes, which are an integral part of the Financial Statements.

Utilities Index Fund

Statement of Assets and Liabilities

As of August 31, 2020

($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value
Unaffiliated Issuers (Cost $5,141,659)	5,278,744
Affiliated Issuers (Cost $2,135)	2,135
Total Investment in Securities	5,280,879
Investment in Vanguard	231
Receivables for Investment Securities Sold	11,888
Receivables for Accrued Income	25,283
Receivables for Capital Shares Issued	1,285
Total Assets	5,319,566
Liabilities
Due to Custodian	5,363
Payables for Investment Securities Purchased	11,939
Collateral for Securities on Loan	2,133
Payables for Capital Shares Redeemed	4,262
Payables to Vanguard	262
Unrealized Depreciation—Over-the-Counter Swap Contracts	343
Total Liabilities	24,302
Net Assets	5,295,264

At August 31, 2020, net assets consisted of:

Paid-in Capital	5,281,473
Total Distributable Earnings (Loss)	13,791
Net Assets	5,295,264

ETF Shares—Net Assets
Applicable to 31,032,538 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	4,013,970
Net Asset Value Per Share—ETF Shares	$129.35

Admiral Shares—Net Assets
Applicable to 19,744,301 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	1,281,294
Net Asset Value Per Share—Admiral Shares	$64.89

   See accompanying Notes, which are an integral part of the Financial Statements.

Utilities Index Fund

Statement of Operations

Year Ended
August 31, 2020
($000)
Investment Income
Income
Dividends	180,091
Interest[1]	174
Securities Lending—Net	5
Total Income	180,270
Expenses
The Vanguard Group—Note B
Investment Advisory Services	826
Management and Administrative—ETF Shares	3,011
Management and Administrative—Admiral Shares	1,002
Marketing and Distribution—ETF Shares	255
Marketing and Distribution—Admiral Shares	94
Custodian Fees	39
Auditing Fees	32
Shareholders’ Reports—ETF Shares	224
Shareholders’ Reports—Admiral Shares	19
Trustees’ Fees and Expenses	4
Total Expenses	5,506
Net Investment Income	174,764
Realized Net Gain (Loss)
Investment Securities Sold[1,2]	226,800
Futures Contracts	(22)
Swap Contracts	(400)
Realized Net Gain (Loss)	226,378
Change in Unrealized Appreciation (Depreciation)
Investment Securities[1]	(672,465)
Swap Contracts	(424)
Change in Unrealized Appreciation (Depreciation)	(672,889)
Net Increase (Decrease) in Net Assets Resulting from Operations	(271,747)

1	Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $174,000, $10,000, and $1,000, respectively. Purchases and sales are for temporary cash investment purposes.

2	Includes $240,123,000 of net gain (loss) resulting from in-kind redemptions; such gain (loss) is not taxable to the fund.

Statement of Changes in Net Assets

	Year Ended August 31,
	2020	2019
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	174,764	142,287
Realized Net Gain (Loss)	226,378	122,862
Change in Unrealized Appreciation (Depreciation)	(672,889)	585,241
Net Increase (Decrease) in Net Assets Resulting from Operations	(271,747)	850,390
Distributions[1]
ETF Shares	(131,064)	(103,410)
Admiral Shares	(41,364)	(31,297)
Total Distributions	(172,428)	(134,707)
Capital Share Transactions
ETF Shares	241,730	749,411
Admiral Shares	124,351	230,614
Net Increase (Decrease) from Capital Share Transactions	366,081	980,025
Total Increase (Decrease)	(78,094)	1,695,708
Net Assets
Beginning of Period	5,373,358	3,677,650
End of Period	5,295,264	5,373,358

1	Certain prior-period numbers have been reclassified to conform with current period presentation.

   See accompanying Notes, which are an integral part of the Financial Statements.

Utilities Index Fund

Financial Highlights

ETF Shares

For a Share Outstanding			Year Ended August 31,
Throughout Each Period	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$139.09	$119.32	$120.75	$107.35	$91.41
Investment Operations
Net Investment Income	4.306[1]	4.087[1]	3.757[1]	3.697[1]	3.355
Net Realized and Unrealized Gain (Loss) on Investments	(9.802)	19.562	(1.434)	13.374	15.889
Total from Investment Operations	(5.496)	23.649	2.323	17.071	19.244
Distributions
Dividends from Net Investment Income	(4.244)	(3.879)	(3.753)	(3.671)	(3.304)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(4.244)	(3.879)	(3.753)	(3.671)	(3.304)
Net Asset Value, End of Period	$129.35	$139.09	$119.32	$120.75	$107.35

Total Return	-4.08%	20.17%	2.05%	16.27%	21.40%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$4,014	$4,107	$2,809	$2,689	$2,249
Ratio of Total Expenses to Average Net Assets	0.10%	0.10%	0.10%	0.10%	0.10%
Ratio of Net Investment Income to Average Net Assets	3.18%	3.22%	3.25%	3.33%	3.38%
Portfolio Turnover Rate[2]	5%	4%	4%	4%	3%

1	Calculated based on average shares outstanding.
2	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

Admiral Shares

For a Share Outstanding			Year Ended August 31,
Throughout Each Period	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$69.78	$59.86	$60.58	$53.86	$45.86
Investment Operations
Net Investment Income	2.163[1]	2.038[1]	1.883[1]	1.863[1]	1.683
Net Realized and Unrealized Gain (Loss) on Investments	(4.924)	9.828	(.719)	6.698	7.974
Total from Investment Operations	(2.761)	11.866	1.164	8.561	9.657
Distributions
Dividends from Net Investment Income	(2.129)	(1.946)	(1.884)	(1.841)	(1.657)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(2.129)	(1.946)	(1.884)	(1.841)	(1.657)
Net Asset Value, End of Period	$64.89	$69.78	$59.86	$60.58	$53.86

Total Return[2]	-4.05%	20.19%	2.04%	16.24%	21.42%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,281	$1,266	$868	$845	$704
Ratio of Total Expenses to Average Net Assets	0.10%	0.10%	0.10%	0.10%	0.10%
Ratio of Net Investment Income to Average Net Assets	3.18%	3.22%	3.25%	3.33%	3.38%
Portfolio Turnover Rate[3]	5%	4%	4%	4%	3%

1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Utilities Index Fund

Notes to Financial Statements

Vanguard Utilities Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: ETF Shares and Admiral Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker.

Market disruptions associated with the COVID-19 pandemic have had a global impact, and uncertainty exists as to the long-term implications. Such disruptions can adversely affect assets of the fund and thus fund performance.

A.    The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.

During the year ended August 31, 2020, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period. The fund had no open futures contracts at August 31, 2020.

3. Swap Contracts: The fund has entered into equity swap contracts to earn the total return on selected reference stocks in the fund’s target index. Under the terms of the swaps, the fund receives the total return on the referenced stock (i.e., receiving the increase or paying the decrease in value of the selected reference stock and receiving the equivalent of any dividends in respect of the selected referenced stock) over a specified period of time, applied to a notional amount that represents the value of a designated number of shares of the selected reference stock at the beginning of the equity swap contract. The fund also pays a floating rate that is based on short-term interest rates, applied to the notional amount. At the same time, the fund generally invests an amount approximating the notional amount of the swap in high-quality temporary cash investments.

A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund’s maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The fund mitigates its counterparty risk by entering into swaps only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. In the event of a counterparty’s default (including bankruptcy), the fund may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master

Utilities Index Fund

netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Schedule of Investments. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

The notional amounts of swap contracts are not recorded in the Statement of Assets and Liabilities. Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until periodic payments are made or the termination of the swap, at which time realized gain (loss) is recorded.

During the year ended August 31, 2020, the fund’s average amounts of investments in total return swaps represented less than 1% of net assets, based on the average of notional amounts at each quarter-end during the period.

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.

6. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Collateral investments in Vanguard Market Liquidity Fund are subject to market appreciation or depreciation. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

7. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes, subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate (or an acceptable alternate rate, if necessary), federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread, except that borrowings under the uncommitted credit facility may bear interest based upon an alternative rate agreed to by the fund and Vanguard.

Utilities Index Fund

In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.

For the year ended August 31, 2020, the fund did not utilize the credit facilities or the Interfund Lending Program.

8. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B.    In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2020, the fund had contributed to Vanguard capital in the amount of $231,000, representing less than 0.01% of the fund’s net assets and 0.09% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C.    Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.

The following table summarizes the market value of the fund’s investments and derivatives as of August 31, 2020, based on the inputs used to value them:

	Level 1	Level 2	Level 3	Total
	($000)	($000)	($000)	($000)
Investments
Assets
Common Stocks	5,278,744	—	—	5,278,744
Temporary Cash Investments	2,135	—	—	2,135
Total	5,280,879	—	—	5,280,879
Derivative Financial Instruments
Liabilities
Swap Contracts	—	343	—	343

Utilities Index Fund

D.   Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for in-kind redemptions and swap agreements were reclassified between the following accounts:

Amount
($000)
Paid-in Capital	240,123
Total Distributable Earnings (Loss)	(240,123)

Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales; and the recognition of unrealized gains or losses from certain derivative contracts. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:

Amount
($000)
Undistributed Ordinary Income	30,758
Undistributed Long-Term Gains	—
Capital Loss Carryforwards	(145,656)
Qualified Late-Year Losses	—
Net Unrealized Gains (Losses)	128,689

The tax character of distributions paid was as follows:

	Year Ended August 31,
	2020	2019
	Amount	Amount
	($000)	($000)
Ordinary Income *	172,428	134,707
Long-Term Capital Gains	—	—
Total	172,428	134,707

*   Includes short-term capital gains, if any.

As of August 31, 2020, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Amount
($000)
Tax Cost	5,152,190
Gross Unrealized Appreciation	566,448
Gross Unrealized Depreciation	(437,759)
Net Unrealized Appreciation (Depreciation)	128,689

E.   During the year ended August 31, 2020, the fund purchased $1,669,874,000 of investment securities and sold $1,312,767,000 of investment securities, other than temporary cash investments. Purchases and sales include $1,130,723,000 and $1,024,963,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

Utilities Index Fund

F.   Capital share transactions for each class of shares were:

			Year Ended August 31,
		2020		2019
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
ETF Shares
Issued	1,271,911	9,330	1,761,117	13,983
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(1,030,181)	(7,825)	(1,011,706)	(8,000)
Net Increase (Decrease)—ETF Shares	241,730	1,505	749,411	5,983
Admiral Shares
Issued	569,278	8,372	452,254	7,138
Issued in Lieu of Cash Distributions	33,444	493	25,301	397
Redeemed	(478,371)	(7,268)	(246,941)	(3,895)
Net Increase (Decrease)—Admiral Shares	124,351	1,597	230,614	3,640

G.   Management has determined that no events or transactions occurred subsequent to August 31, 2020, that would require recognition or disclosure in these financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard World Fund and Shareholders of Vanguard Communication Services Index Fund, Vanguard Consumer Discretionary Index Fund, Vanguard Consumer Staples Index Fund, Vanguard Energy Index Fund, Vanguard Financials Index Fund, Vanguard Health Care Index Fund, Vanguard Industrials Index Fund, Vanguard Information Technology Index Fund, Vanguard Materials Index Fund and Vanguard Utilities Index Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Vanguard Communication Services Index Fund, Vanguard Consumer Discretionary Index Fund, Vanguard Consumer Staples Index Fund, Vanguard Energy Index Fund, Vanguard Financials Index Fund, Vanguard Health Care Index Fund, Vanguard Industrials Index Fund, Vanguard Information Technology Index Fund, Vanguard Materials Index Fund and Vanguard Utilities Index Fund (ten of the funds constituting Vanguard World Fund, hereafter collectively referred to as the “Funds”) as of August 31, 2020, the related statements of operations for the year ended August 31, 2020, the statements of changes in net assets for each of the two years in the period ended August 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2020, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended August 31, 2020 and each of the financial highlights for each of the five years in the period ended August 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2020 by correspondence with the custodian and brokers and by agreement to the underlying ownership records of the transfer agent; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

October 15, 2020

We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.

Special 2020 tax information (unaudited) for Vanguard U.S. Sector Index Funds

This information for the fiscal year ended August 31, 2020, is included pursuant to provisions of the Internal Revenue Code.

The funds distributed qualified dividend income to shareholders during the fiscal year as follows:

Fund	($000)
Communication Services Index Fund	23,046
Consumer Discretionary Index Fund	29,851
Consumer Staples Index Fund	158,853
Energy Index Fund	143,456
Financials Index Fund	184,799
Health Care Index Fund	156,341
Industrials Index Fund	61,970
Information Technology Index Fund	356,662
Materials Index Fund	46,602
Utilities Index Fund	172,428

For corporate shareholders, the percentage of investment income (dividend income plus short-term gains, if any) that qualifies for the dividends-received deduction is as follows:

Fund	Percentage
Communication Services Index Fund	100.0%
Consumer Discretionary Index Fund	34.8
Consumer Staples Index Fund	99.4
Energy Index Fund	100.0
Financials Index Fund	94.1
Health Care Index Fund	97.2
Industrials Index Fund	97.0
Information Technology Index Fund	100.0
Materials Index Fund	81.5
Utilities Index Fund	100.0

The funds distributed qualified business income to shareholders during the fiscal year as follows:

Fund	($000)
Communication Services Index Fund	—
Consumer Discretionary Index Fund	—
Consumer Staples Index Fund	—
Energy Index Fund	—
Financials Index Fund	3,094
Health Care Index Fund	—
Industrials Index Fund	—
Information Technology Index Fund	—
Materials Index Fund	—
Utilities Index Fund	—

Trustees Approve Advisory Arrangements

The board of trustees of Vanguard Communication Services Index Fund, Vanguard Consumer Discretionary Index Fund, Vanguard Consumer Staples Index Fund, Vanguard Energy Index Fund, Vanguard Financials Index Fund, Vanguard Health Care Index Fund, Vanguard Industrials Index Fund, Vanguard Information Technology Index Fund, Vanguard Materials Index Fund, and Vanguard Utilities Index Fund has renewed each fund’s investment advisory arrangement with The Vanguard Group, Inc. (Vanguard), through its Equity Index Group. The board determined that continuing each fund’s internalized management structure was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. This evaluation included information provided to the board by Vanguard’s Portfolio Review Department, which is responsible for fund and advisor oversight and product management. The Portfolio Review Department met regularly with the advisor and made monthly presentations to the board during the fiscal year that directed the board’s focus to relevant information and topics.

The board, or an investment committee made up of board members, also received information throughout the year through advisor presentations. For each advisor presentation, the board was provided with letters and reports that included information about, among other things, the advisory firm and the advisor’s assessment of the investment environment, portfolio performance, and portfolio characteristics.

In addition, the board received monthly reports, which included a Market and Economic Report, a Fund Dashboard Monthly Summary, and a Fund Performance Report.

Prior to their meeting, the trustees were provided with a memo and materials that summarized the information they received over the course of the year. They also considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangements. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board reviewed the quality of each fund’s investment management services over both the short and long term and took into account the organizational depth and stability of the advisor. The board considered that Vanguard has been managing investments for more than four decades. The Equity Index Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of each advisory arrangement.

Investment performance

The board considered the short- and long-term performance of each fund, including any periods of outperformance or underperformance compared with its target index and peer group. The board concluded that the performance was such that each advisory arrangement should continue.

Cost

The board concluded that each fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that each fund’s advisory expenses were also well below the peer-group average.

The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees.

The benefit of economies of scale

The board concluded that each fund’s arrangement with Vanguard ensures that the funds will realize economies of scale as they grow, with the cost to shareholders declining as fund assets increase.

The board will consider whether to renew the advisory arrangements again after a one-year period.

Liquidity Risk Management

Vanguard funds (except for the money market funds) have adopted and implemented a written liquidity risk management program (the “Program”) as required by Rule 22e-4 under the Investment Company Act of 1940. Rule 22e-4 requires that each fund adopt a program that is reasonably designed to assess and manage the fund’s liquidity risk, which is the risk that the fund could not meet redemption requests without significant dilution of remaining investors’ interests in the fund.

Assessment and management of a fund’s liquidity risk under the Program take into consideration certain factors, such as the fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions, its short- and long-term cash-flow projections during both normal and reasonably foreseeable stressed conditions, and its cash and cash-equivalent holdings and access to other funding sources. As required by the rule, the Program includes policies and procedures for classification of fund portfolio holdings in four liquidity categories, maintaining certain levels of highly liquid investments, and limiting holdings of illiquid investments.

The board of trustees of Vanguard World Fund approved the appointment of liquidity risk management program administrators responsible for administering the Program for Vanguard Communication Services Index Fund, Vanguard Consumer Discretionary Index Fund, Vanguard Consumer Staples Index Fund, Vanguard Energy Index Fund, Vanguard Financials Index Fund, Vanguard Health Care Index Fund, Vanguard Industrials Index Fund, Vanguard Information Technology Index Fund, Vanguard Materials Index Fund, and Vanguard Utilities Index Fund, and for carrying out the specific responsibilities set forth in the Program, including reporting to the board on at least an annual basis regarding the Program’s operation, its adequacy, and the effectiveness of its implementation for the past year (the “Program Administrator Report”). The board has reviewed the Program Administrator Report covering the period from December 1, 2018, through December 31, 2019 (the “Review Period”). The Program Administrator Report stated that during the Review Period the Program operated and was implemented effectively to manage the funds’ liquidity risk.

THESE FUNDS ARE NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY MSCI INC. (“MSCI”), ANY OF ITS AFFILIATES, ANY OF ITS DIRECT OR INDIRECT INFORMATION PROVIDERS OR ANY OTHER THIRD PARTY INVOLVED IN, OR RELATED TO, COMPILING, COMPUTING OR CREATING ANY MSCI INDEX (COLLECTIVELY, THE “MSCI PARTIES”). THE MSCI INDEXES ARE THE EXCLUSIVE PROPERTY OF MSCI. MSCI AND THE MSCI INDEX NAMES ARE SERVICE MARK(S) OF MSCI OR ITS AFFILIATES AND HAVE BEEN LICENSED FOR USE FOR CERTAIN PURPOSES BY VANGUARD. NONE OF THE MSCI PARTIES MAKES ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF THESE FUNDS OR ANY MEMBER OF THE PUBLIC REGARDING THE ADVISABILITY OF INVESTING IN FUNDS GENERALLY OR IN THESE FUNDS PARTICULARLY OR THE ABILITY OF ANY MSCI INDEX TO TRACK CORRESPONDING STOCK MARKET PERFORMANCE. MSCI OR ITS AFFILIATES ARE THE LICENSORS OF CERTAIN TRADEMARKS, SERVICE MARKS AND TRADE NAMES AND OF THE MSCI INDEXES WHICH ARE DETERMINED, COMPOSED AND CALCULATED BY MSCI WITHOUT REGARD TO THESE FUNDS OR THE ISSUER OR OWNER OF THESE FUNDS. NONE OF THE MSCI PARTIES HAS ANY OBLIGATION TO TAKE THE NEEDS OF THE ISSUERS OR OWNERS OF THESE FUNDS INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE MSCI INDEXES. NONE OF THE MSCI PARTIES IS RESPONSIBLE FOR OR HAS PARTICIPATED IN THE DETERMINATION OF THE TIMING OF, PRICES AT, OR QUANTITIES OF THESE FUNDS TO BE ISSUED OR IN THE DETERMINATION OR CALCULATION OF THE CONSIDERATION INTO WHICH THESE FUNDS ARE REDEEMABLE. NONE OF THE MSCI PARTIES HAS ANY OBLIGATION OR LIABILITY TO THE OWNERS OF THESE FUNDS IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR OFFERING OF THESE FUNDS.

ALTHOUGH MSCI SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE MSCI INDEXES FROM SOURCES WHICH MSCI CONSIDERS RELIABLE, NONE OF THE MSCI PARTIES WARRANTS OR GUARANTEES THE ORIGINALITY, ACCURACY AND/OR THE COMPLETENESS OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, LICENSEE’S CUSTOMERS OR COUNTERPARTIES, ISSUERS OF THE FUNDS, OWNERS OF THE FUNDS, OR ANY OTHER PERSON OR ENTITY, FROM THE USE OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED HEREUNDER OR FOR ANY OTHER USE. NONE OF THE MSCI PARTIES SHALL HAVE ANY LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS OF OR IN CONNECTION WITH ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. FURTHER, NONE OF THE MSCI PARTIES MAKES ANY EXPRESS OR IMPLIED WARRANTIES OF ANY KIND, AND THE MSCI PARTIES HEREBY EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, WITH RESPECT TO ANY MSCI INDEX AND ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL ANY OF THE MSCI PARTIES HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING WITHOUT LIMITATION LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

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 The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 212 Vanguard funds.

Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustee1

Mortimer J. Buckley

Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (2018– present) of Vanguard; chief executive officer, president, and trustee (2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Chairman of the board (2011–2017) and trustee (2009–2017) of the Children’s Hospital of Philadelphia; and trustee (2018–present) and vice chair (2019–present) of The Shipley School.

Independent Trustees

Emerson U. Fullwood

Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Director of SPX FLOW, Inc. (multi-industry manufacturing). Director of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, and Roberts Wesleyan College. Trustee of the University of Rochester.

Amy Gutmann

Born in 1949. Trustee since June 2006. Principal occupation(s) during the past five years and other experience: president (2004–present) of the University of Pennsylvania. Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and professor of communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania.

F. Joseph Loughrey

Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services) and the Lumina Foundation. Director of the V Foundation. Member of the advisory council for the College of Arts and Letters and chair of the advisory board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.

Scott C. Malpass

Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (retired June 2020) and vice president (retired June 2020) of the University of Notre Dame. Assistant professor of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee (retired June 2020). Member of the board of Catholic Investment Services, Inc. (investment advisors) and the board of superintendence of the Institute for the Works of Religion.

Deanna Mulligan

Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chief executive officer (2011–present) of The Guardian Life Insurance Company of America. President (2010–2019), chief operating officer (2010–2011), and executive vice president (2008–2010) of Individual Life and Disability of The Guardian Life Insurance Company of America. Member of the board of The Guardian Life Insurance Company of America, the American Council of Life Insurers, and the Economic Club of New York. Trustee of the Partnership for New York City (business leadership), Chief Executives for Corporate Purpose, NewYork- Presbyterian Hospital, Catalyst, and the Bruce Museum (arts and science). Member of the Advisory Council for the Stanford Graduate School of Business.

André F. Perold

Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies (private investment firm). Member of the board of advisors and member of the investment committee of the Museum of Fine Arts Boston. Member of the board (2018–present) of RIT Capital Partners (investment firm). Member of the investment committee of Partners Health Care System.

Sarah Bloom Raskin

Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Member of the board of directors (2012–2014) of Neighborhood Reinvestment Corporation. Director (2017–present) of i(x) Investments, LLC; director (2017–present) of Reserve Trust. Rubenstein Fellow (2017–present) of Duke University; trustee (2017–present) of Amherst College, and trustee (2019–present) of the Folger Shakespeare Library.

Peter F. Volanakis

Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry

1	Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Chairman of the board of trustees of Colby-Sawyer College. Member of the board of Hypertherm Inc. (industrial cutting systems, software, and consumables).

Executive Officers

John Bendl

Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2019–present) of each of the investment companies served by Vanguard. Chief accounting officer, treasurer, and controller of Vanguard (2017–present). Partner (2003–2016) at KPMG (audit, tax, and advisory services).

Glenn Booraem

Born in 1967. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (2017–present), treasurer (2015–2017), controller (2010–2015), and assistant controller (2001–2010) of each of the investment companies served by Vanguard.

Christine M. Buchanan

Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).

David Cermak

Born in 1960. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (2019–present) of each of the investment companies served by Vanguard. Managing director and head (2017–present) of Vanguard Investments Singapore. Managing director and head (2017–2019) of Vanguard Investments Hong Kong. Representative director and head (2014–2017) of Vanguard Investments Japan.

Thomas J. Higgins

Born in 1957. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (2019–present), chief financial officer (2008–2019), and treasurer (1998–2008) of each of the investment companies served by Vanguard.

Peter Mahoney

Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.

Anne E. Robinson

Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express.

Michael Rollings

Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006-2016) of MassMutual Financial Group.

John E. Schadl

Born in 1972. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2019–present) of Vanguard and of each of the investment companies served by Vanguard. Assistant vice president (2019–present) of Vanguard Marketing Corporation.

Vanguard Senior Management Team

Joseph Brennan	Chris D. McIsaac
Mortimer J. Buckley	James M. Norris
Gregory Davis	Thomas M. Rampulla
John James	Karin A. Risi
Martha G. King	Anne E. Robinson
John T. Marcante	Michael Rollings

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447

Direct Investor Account Services > 800-662-2739

Institutional Investor Services > 800-523-1036

Text Telephone for People

Who Are Deaf or Hard of Hearing > 800-749-7273

This material may be used in conjunction with the offering of shares of any Vanguard fund only if preceded or accompanied by the fund’s current prospectus.

All comparative mutual fund data are from Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting vanguard.com/proxyreporting or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either vanguard.com/proxyreporting or www.sec.gov.

You can review information about your fund on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request via email addressed to publicinfo@sec.gov.

Source for Bloomberg Barclays indexes: Bloomberg Index Services Limited. Copyright 2020, Bloomberg. All rights reserved.

© 2020 The Vanguard Group, Inc.

All rights reserved.

U.S. Patent Nos. 6,879,964; 7,337,138; 7,720,749;

7,925,573; 8,090,646; 8,417,623; and 8,626,636.

Vanguard Marketing Corporation, Distributor.

Q4830 102020

Annual Report | August 31, 2020

Vanguard Extended Duration Treasury Index Fund

See the inside front cover for important information about access to your fund’s annual and semiannual shareholder reports.

Important information about access to shareholder reports

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of your fund’s annual and semiannual shareholder reports will no longer be sent to you by mail, unless you specifically request them. Instead, you will be notified by mail each time a report is posted on the website and will be provided with a link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and do not need to take any action. You may elect to receive shareholder reports and other communications from the fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you invest directly with the fund, by calling Vanguard at one of the phone numbers on the back cover of this report or by logging on to vanguard.com.

You may elect to receive paper copies of all future shareholder reports free of charge. If you invest through a financial intermediary, you can contact the intermediary to request that you continue to receive paper copies. If you invest directly with the fund, you can call Vanguard at one of the phone numbers on the back cover of this report or log on to vanguard.com. Your election to receive paper copies will apply to all the funds you hold through an intermediary or directly with Vanguard.

Contents

Your Fund’s Performance at a Glance	1

About Your Fund’s Expenses	2

Performance Summary	4

Financial Statements	7

Trustees Approve Advisory Arrangement	23

Liquidity Risk Management	25

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Performance at a Glance

•     Vanguard Extended Duration Treasury Index Fund returned about 15% for Institutional, Institutional Plus, and ETF Shares for the 12 months ended August 31, 2020, less than the fund’s benchmark index, which returned more than 16%.

•     Bond yields fell and prices rose amid unprecedented actions from policymakers and the far dimmer outlook for economic activity following the pandemic.

•     The yield of the 30-year U.S. Treasury bond dropped from 1.96% to 1.47%. Inflation remained low. Long-term Treasuries outperformed their short-term counterparts and long-term corporates.

•     Because the fund invests in zero-coupon U.S. Treasuries with maturities ranging from 20 to 30 years, and the prices of such securities are very sensitive to interest rate changes, its interest rate risk is extremely high. As a result, the fund may exhibit substantial short-term volatility and is best used by long-term investors.

Market Barometer
		Average Annual Total Returns
		Periods Ended August 31, 2020
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	22.50%	14.58%	14.31%
Russell 2000 Index (Small-caps)	6.02	5.03	7.65
Russell 3000 Index (Broad U.S. market)	21.44	13.95	13.86
FTSE All-World ex US Index (International)	8.78	2.92	6.00

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index (Broad taxable market)	6.47%	5.09%	4.33%
Bloomberg Barclays Municipal Bond Index (Broad tax-exempt market)	3.24	4.09	3.99
FTSE Three-Month U.S. Treasury Bill Index	1.18	1.67	1.15

CPI
Consumer Price Index	1.31%	1.92%	1.75%

Fund returns are adjusted to reflect the 0.50% fee on purchases of fund shares. The fee does not apply to the ETF Shares.

1

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

•   Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

•   Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

2

Six Months Ended August 31, 2020
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Extended Duration Treasury Index Fund	2/29/2020	8/31/2020	Period
Based on Actual Fund Return
ETF Shares	$1,000.00	$1,061.14	$0.36
Institutional Shares	1,000.00	1,060.97	0.31
Institutional Plus Shares	1,000.00	1,061.26	0.21
Based on Hypothetical 5% Yearly Return
ETF Shares	$1,000.00	$1,024.92	$0.36
Institutional Shares	1,000.00	1,024.97	0.31
Institutional Plus Shares	1,000.00	1,025.07	0.20

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.07% for ETF Shares, 0.06% for Institutional Shares, and 0.04% for Institutional Plus Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/366).

3

Extended Duration Treasury Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: August 31, 2010, Through August 31, 2020

Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended August 31, 2020
				Final Value
	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment
Extended Duration Treasury Index Fund ETF Shares Net Asset Value	14.98%	11.05%	9.33%	$24,410
Extended Duration Treasury Index Fund ETF Shares Market Price	14.76	10.96	9.30	24,329
Bloomberg Barclays U.S. Treasury STRIPS 20–30 Year Equal Par Bond Index	16.39	11.15	9.50	24,776

				Final Value
	One	Five	Ten	of a $5,000,000
	Year	Years	Years	Investment
Extended Duration Treasury Index Fund Institutional Shares	14.41%	10.95%	9.30%	$12,226,848
Bloomberg Barclays U.S. Treasury STRIPS 20–30 Year Equal Par Bond Index	16.39	11.15	9.50	12,387,766

Vanguard fund returns are adjusted to reflect the 0.50% fee on purchases of fund shares. The fee does not apply to the ETF Shares.

See Financial Highlights for dividend and capital gains information.

4

Extended Duration Treasury Index Fund

	Average Annual Total Returns
	Periods Ended August 31, 2020
			Since	Final Value
	One	Five	Inception	of a $100,000,000
	Year	Years	(8/28/2013)	Investment
Extended Duration Treasury Index Fund Institutional Plus Shares	14.44%	10.97%	12.24%	$225,717,600
Bloomberg Barclays U.S. Treasury STRIPS 20–30 Year Equal Par Bond Index	16.39	11.15	12.52	228,577,931

“Since Inception” performance is calculated from the Institutional Plus Shares’ inception date for both the fund and its comparative standards.

Cumulative Returns of ETF Shares: August 31, 2010, Through August 31, 2020

	One	Five	Ten
	Year	Years	Years
Extended Duration Treasury Index Fund ETF Shares Market Price	14.76%	68.21%	143.29%
Extended Duration Treasury Index Fund ETF Shares Net Asset Value	14.98	68.88	144.10
Bloomberg Barclays U.S. Treasury STRIPS 20–30 Year Equal Par Bond Index	16.39	69.62	147.76

For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares’ market prices have compared with their net asset value, visit vanguard.com, select your ETF, and then select the Price and Performance tab. The ETF premium/discount analysis there shows the percentages of days on which the ETF Shares’ market price was above or below the NAV.

Vanguard fund returns are adjusted to reflect the 0.50% fee on purchases of fund shares. The fee does not apply to the ETF Shares.

5

Extended Duration Treasury Index Fund

Distribution by Stated Maturity
As of August 31, 2020

15–20 Years	0.1%
20–25 Years	50.9
25–30 Years	49.0

The table reflects the fund’s investments, except for short-term investments.

6

Extended Duration Treasury Index Fund

Financial Statements

Schedule of Investments

As of August 31, 2020

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (100.0%)
U.S. Government Securities (100.0%)
United States Treasury Strip Coupon	0.000%	8/15/40	2,309	1,738
United States Treasury Strip Coupon	0.000%	11/15/40	81,453	60,937
United States Treasury Strip Coupon	0.000%	2/15/41	79,089	58,921
United States Treasury Strip Coupon	0.000%	5/15/41	85,309	63,082
United States Treasury Strip Coupon	0.000%	8/15/41	77,476	57,042
United States Treasury Strip Coupon	0.000%	11/15/41	68,403	50,046
United States Treasury Strip Coupon	0.000%	2/15/42	75,622	55,051
United States Treasury Strip Coupon	0.000%	5/15/42	69,435	50,178
United States Treasury Strip Coupon	0.000%	8/15/42	76,221	54,832
United States Treasury Strip Coupon	0.000%	11/15/42	75,797	54,165
United States Treasury Strip Coupon	0.000%	2/15/43	67,384	47,880
United States Treasury Strip Coupon	0.000%	5/15/43	71,227	50,254
United States Treasury Strip Coupon	0.000%	8/15/43	72,159	50,590
United States Treasury Strip Coupon	0.000%	11/15/43	65,424	45,557
United States Treasury Strip Coupon	0.000%	2/15/44	65,545	45,375
United States Treasury Strip Coupon	0.000%	5/15/44	72,877	50,143
United States Treasury Strip Coupon	0.000%	8/15/44	66,651	45,588
United States Treasury Strip Coupon	0.000%	11/15/44	55,968	38,071
United States Treasury Strip Coupon	0.000%	2/15/45	56,915	38,457
United States Treasury Strip Coupon	0.000%	5/15/45	64,217	43,171
United States Treasury Strip Coupon	0.000%	8/15/45	60,251	40,321
United States Treasury Strip Coupon	0.000%	11/15/45	63,895	42,545
United States Treasury Strip Coupon	0.000%	2/15/46	71,804	47,610
United States Treasury Strip Coupon	0.000%	5/15/46	72,979	48,103
United States Treasury Strip Coupon	0.000%	8/15/46	70,792	46,485
United States Treasury Strip Coupon	0.000%	11/15/46	75,691	49,382
United States Treasury Strip Coupon	0.000%	2/15/47	73,438	47,666
United States Treasury Strip Coupon	0.000%	5/15/47	63,283	40,931
United States Treasury Strip Coupon	0.000%	8/15/47	79,893	51,593
United States Treasury Strip Coupon	0.000%	11/15/47	69,684	44,853
United States Treasury Strip Coupon	0.000%	2/15/48	85,115	54,526
United States Treasury Strip Coupon	0.000%	5/15/48	70,253	44,913
United States Treasury Strip Coupon	0.000%	8/15/48	65,692	41,786
United States Treasury Strip Coupon	0.000%	11/15/48	51,898	32,850
United States Treasury Strip Coupon	0.000%	2/15/49	40,334	25,477
United States Treasury Strip Coupon	0.000%	5/15/49	50,177	31,549
United States Treasury Strip Coupon	0.000%	8/15/49	29,269	18,350

7

Extended Duration Treasury Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
United States Treasury Strip Coupon	0.000%	11/15/49	2,547	1,595
United States Treasury Strip Coupon	0.000%	2/15/50	1,007	627
United States Treasury Strip Coupon	0.000%	5/15/50	1,146	713
United States Treasury Strip Coupon	0.000%	8/15/50	1,007	625
United States Treasury Strip Principal	0.000%	11/15/40	65,742	50,703
United States Treasury Strip Principal	0.000%	2/15/41	59,828	45,928
United States Treasury Strip Principal	0.000%	5/15/41	61,572	46,833
United States Treasury Strip Principal	0.000%	8/15/41	31,956	24,152
United States Treasury Strip Principal	0.000%	11/15/41	26,994	20,262
United States Treasury Strip Principal	0.000%	2/15/42	46,214	34,549
United States Treasury Strip Principal	0.000%	5/15/42	44,570	33,003
United States Treasury Strip Principal	0.000%	8/15/42	56,080	41,280
United States Treasury Strip Principal	0.000%	11/15/42	48,802	35,606
United States Treasury Strip Principal	0.000%	2/15/43	49,172	35,642
United States Treasury Strip Principal	0.000%	5/15/43	49,352	35,549
United States Treasury Strip Principal	0.000%	8/15/43	47,611	34,094
United States Treasury Strip Principal	0.000%	11/15/43	49,228	35,017
United States Treasury Strip Principal	0.000%	2/15/44	55,122	38,934
United States Treasury Strip Principal	0.000%	5/15/44	57,047	40,080
United States Treasury Strip Principal	0.000%	8/15/44	50,008	34,932
United States Treasury Strip Principal	0.000%	11/15/44	45,868	31,864
United States Treasury Strip Principal	0.000%	2/15/45	56,610	39,087
United States Treasury Strip Principal	0.000%	5/15/45	53,791	36,969
United States Treasury Strip Principal	0.000%	8/15/45	46,470	31,785
United States Treasury Strip Principal	0.000%	11/15/45	56,143	38,265
United States Treasury Strip Principal	0.000%	2/15/46	44,728	30,310
United States Treasury Strip Principal	0.000%	5/15/46	56,277	37,970
United States Treasury Strip Principal	0.000%	8/15/46	64,519	43,349
United States Treasury Strip Principal	0.000%	11/15/46	55,396	37,055
United States Treasury Strip Principal	0.000%	2/15/47	61,805	41,192
United States Treasury Strip Principal	0.000%	5/15/47	76,722	50,888
United States Treasury Strip Principal	0.000%	8/15/47	87,630	57,890
United States Treasury Strip Principal	0.000%	11/15/47	71,994	47,381
United States Treasury Strip Principal	0.000%	2/15/48	85,548	55,994
United States Treasury Strip Principal	0.000%	5/15/48	87,420	56,987
United States Treasury Strip Principal	0.000%	8/15/48	25,847	16,782
United States Treasury Strip Principal	0.000%	11/15/48	48,366	31,325
United States Treasury Strip Principal	0.000%	2/15/49	66,603	42,918
United States Treasury Strip Principal	0.000%	5/15/49	87,892	56,409
United States Treasury Strip Principal	0.000%	8/15/49	107,965	68,987
United States Treasury Strip Principal	0.000%	11/15/49	113,048	71,989
United States Treasury Strip Principal	0.000%	2/15/50	75,900	48,214
United States Treasury Strip Principal	0.000%	5/15/50	120,050	76,101
United States Treasury Strip Principal	0.000%	8/15/50	125,050	78,704
Total U.S. Government and Agency Obligations (Cost $2,829,428)				3,388,557

8

Extended Duration Treasury Index Fund

			Market
			Value•
	Coupon	Shares	($000)
Temporary Cash Investment (0.0%)
Money Market Fund (0.0%)
[1] Vanguard Market Liquidity Fund (Cost $776)	0.147%	7,765	776
Total Investments (100.0%) (Cost $2,830,204)			3,389,333
Other Assets and Liabilities—Net (0.0%)			(422)
Net Assets (100%)			3,388,911

Cost is in $000.

•	See Note A in Notes to Financial Statements.

1	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

See accompanying Notes, which are an integral part of the Financial Statements.

9

Extended Duration Treasury Index Fund

Statement of Assets and Liabilities

As of August 31, 2020

($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value
Unaffiliated Issuers (Cost $2,829,428)	3,388,557
Affiliated Issuers (Cost $776)	776
Total Investments in Securities	3,389,333
Investment in Vanguard	157
Cash	1
Receivables for Investment Securities Sold	89,430
Receivables for Capital Shares Issued	26
Total Assets	3,478,947
Liabilities
Payables for Investment Securities Purchased	89,933
Payables to Vanguard	103
Total Liabilities	90,036
Net Assets	3,388,911

At August 31, 2020, net assets consisted of:

Paid-in Capital	2,728,622
Total Distributable Earnings (Loss)	660,289
Net Assets	3,388,911

ETF Shares—Net Assets
Applicable to 11,100,000 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	1,810,471
Net Asset Value Per Share—ETF Shares	$163.11

Institutional Shares—Net Assets
Applicable to 18,051,063 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	889,454
Net Asset Value Per Share—Institutional Shares	$49.27

Institutional Plus Shares—Net Assets
Applicable to 5,569,914 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	688,986
Net Asset Value Per Share—Institutional Plus Shares	$123.70

See accompanying Notes, which are an integral part of the Financial Statements.

10

Extended Duration Treasury Index Fund

Statement of Operations

Year Ended
August 31, 2020
($000)
Investment Income
Income
Interest[1]	65,647
Total Income	65,647
Expenses
The Vanguard Group—Note B
Investment Advisory Services	89
Management and Administrative—ETF Shares	788
Management and Administrative—Institutional Shares	461
Management and Administrative—Institutional Plus Shares	265
Marketing and Distribution—ETF Shares	87
Marketing and Distribution—Institutional Shares	24
Marketing and Distribution—Institutional Plus Shares	9
Custodian Fees	6
Auditing Fees	35
Shareholders’ Reports—ETF Shares	62
Shareholders’ Reports—Institutional Shares	—
Shareholders’ Reports—Institutional Plus Shares	—
Trustees’ Fees and Expenses	2
Total Expenses	1,828
Net Investment Income	63,819
Realized Net Gain (Loss)
Investment Securities Sold[1,2]	405,593
Futures Contracts	—
Realized Net Gain (Loss)	405,593
Change in Unrealized Appreciation (Depreciation) of Investment Securities[1]	(49,993)
Net Increase (Decrease) in Net Assets Resulting from Operations	419,419

1	Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $13,000, $1,000, and ($1,000), respectively. Purchases and sales are for temporary cash investment purposes.

2	Includes $284,726,000 of net gain (loss) resulting from in-kind redemptions.

See accompanying Notes, which are an integral part of the Financial Statements.

11

Extended Duration Treasury Index Fund

Statement of Changes in Net Assets

	Year Ended August 31,
	2020	2019
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	63,819	63,738
Realized Net Gain (Loss)	405,593	44,663
Change in Unrealized Appreciation (Depreciation)	(49,993)	616,956
Net Increase (Decrease) in Net Assets Resulting from Operations	419,419	725,357
Distributions[1]
ETF Shares	(39,381)	(23,240)
Institutional Shares	(26,547)	(22,154)
Institutional Plus Shares	(23,883)	(16,154)
Total Distributions	(89,811)	(61,548)
Capital Share Transactions
ETF Shares	343,500	389,756
Institutional Shares	(76,455)	(129,112)
Institutional Plus Shares	(182,509)	72,452
Net Increase (Decrease) from Capital Share Transactions	84,536	333,096
Total Increase (Decrease)	414,144	996,905
Net Assets
Beginning of Period	2,974,767	1,977,862
End of Period	3,388,911	2,974,767

1	Certain prior period numbers have been reclassified to conform with current period presentation.

See accompanying Notes, which are an integral part of the Financial Statements.

12

Extended Duration Treasury Index Fund

Financial Highlights

ETF Shares

For a Share Outstanding			Year Ended August 31,
Throughout Each Period	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$146.43	$113.39	$120.92	$139.77	$116.00
Investment Operations
Net Investment Income	3.146[1]	3.347[1]	3.353[1]	3.383[1]	3.420
Net Realized and Unrealized Gain (Loss) on Investments[2]	18.113	32.972	(7.272)	(16.377)	25.019
Total from Investment Operations	21.259	36.319	(3.919)	(12.994)	28.439
Distributions
Dividends from Net Investment Income	(3.329)	(3.279)	(3.314)	(3.402)	(3.414)
Distributions from Realized Capital Gains	(1.250)	—	(.297)	(2.454)	(1.255)
Total Distributions	(4.579)	(3.279)	(3.611)	(5.856)	(4.669)
Net Asset Value, End of Period	$163.11	$146.43	$113.39	$120.92	$139.77

Total Return	14.98%	32.92%	-3.24%	-8.86%	25.30%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,810	$1,333	$658	$623	$615
Ratio of Total Expenses to Average Net Assets	0.07%	0.07%	0.07%	0.07%	0.07%
Ratio of Net Investment Income to Average Net Assets	2.06%	2.87%	2.93%	2.90%	2.77%
Portfolio Turnover Rate[3]	17%	20%	18%	18%	20%

1	Calculated based on average shares outstanding.
2	Includes increases from purchase and redemption fees of $0.07, $0.04, $0.07, $0.16, and $0.06.
3	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

13

Extended Duration Treasury Index Fund

Financial Highlights

Institutional Shares

For a Share Outstanding			Year Ended August 31,
Throughout Each Period	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$44.24	$34.25	$36.52	$42.20	$35.02
Investment Operations
Net Investment Income	.959[1]	1.015[1]	1.016[1]	1.024[1]	1.036
Net Realized and Unrealized Gain (Loss) on Investments[2]	5.459	9.967	(2.191)	(4.934)	7.558
Total from Investment Operations	6.418	10.982	(1.175)	(3.910)	8.594
Distributions
Dividends from Net Investment Income	(1.010)	(.992)	(1.005)	(1.030)	(1.035)
Distributions from Realized Capital Gains	(.378)	—	(.090)	(.740)	(.379)
Total Distributions	(1.388)	(.992)	(1.095)	(1.770)	(1.414)
Net Asset Value, End of Period	$49.27	$44.24	$34.25	$36.52	$42.20

Total Return[3]	14.98%	32.94%	-3.23%	-8.86%	25.33%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$889	$862	$787	$682	$660
Ratio of Total Expenses to Average Net Assets	0.06%	0.06%	0.06%	0.06%	0.06%
Ratio of Net Investment Income to Average Net Assets	2.10%	2.88%	2.94%	2.91%	2.78%
Portfolio Turnover Rate[4]	17%	20%	18%	18%	20%

1	Calculated based on average shares outstanding.
2	Includes increases from purchase and redemption fees of $0.02, $0.01, $0.02, $0.05, and $0.02.
3	Total returns do not include transaction fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction fees.
4	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

14

Extended Duration Treasury Index Fund

Financial Highlights

Institutional Plus Shares

For a Share Outstanding			Year Ended August 31,
Throughout Each Period	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$111.06	$85.99	$91.68	$105.93	$87.92
Investment Operations
Net Investment Income	2.432[1]	2.564[1]	2.568[1]	2.588[1]	2.620
Net Realized and Unrealized Gain (Loss) on Investments[2]	13.716	25.015	(5.492)	(12.375)	18.958
Total from Investment Operations	16.148	27.579	(2.924)	(9.787)	21.578
Distributions
Dividends from Net Investment Income	(2.560)	(2.509)	(2.541)	(2.603)	(2.616)
Distributions from Realized Capital Gains	(.948)	—	(.225)	(1.860)	(.952)
Total Distributions	(3.508)	(2.509)	(2.766)	(4.463)	(3.568)
Net Asset Value, End of Period	$123.70	$111.06	$85.99	$91.68	$105.93

Total Return[3]	15.02%	32.95%	-3.20%	-8.84%	25.34%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$689	$780	$533	$367	$258
Ratio of Total Expenses to Average Net Assets	0.04%	0.04%	0.04%	0.04%	0.04%
Ratio of Net Investment Income to Average Net Assets	2.12%	2.90%	2.96%	2.93%	2.80%
Portfolio Turnover Rate[4]	17%	20%	18%	18%	20%

1	Calculated based on average shares outstanding.
2	Includes increases from purchase and redemption fees of $0.05, $0.03, $0.06, $0.12, and $0.05.
3	Total returns do not include transaction fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction fees.
4	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

15

Extended Duration Treasury Index Fund

Notes to Financial Statements

Vanguard Extended Duration Treasury Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers three classes of shares: ETF Shares, Institutional Shares, and Institutional Plus Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker.

Market disruptions associated with the COVID-19 pandemic have had a global impact, and uncertainty exists as to the long-term implications. Such disruptions can adversely affect assets of the fund and thus fund performance.

A.  The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds and temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.

During the year ended August 31, 2020, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period. The fund had no open futures contracts at August 31, 2020.

16

Extended Duration Treasury Index Fund

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.

5. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes, subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate (or an acceptable alternate rate, if necessary), federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread, except that borrowings under the uncommitted credit facility may bear interest based upon an alternative rate agreed to by the fund and Vanguard.

In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.

For the year ended August 31, 2020, the fund did not utilize the credit facilities or the Interfund Lending Program.

6. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities are amortized and accreted, respectively, to interest income over the lives of the respective securities, except for premiums on certain callable debt securities that are amortized to the earliest call date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on capital share transactions are credited to paid-in capital.

17

Extended Duration Treasury Index Fund

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B.  In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2020, the fund had contributed to Vanguard capital in the amount of $157,000, representing less than 0.01% of the fund’s net assets and 0.06% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C.  Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Schedule of Investments.

The following table summarizes the market value of the fund’s investments as of August 31, 2020, based on the inputs used to value them:

	Level 1	Level 2	Level 3	Total
	($000)	($000)	($000)	($000)
Investments
Assets
U.S. Government and Agency Obligations	—	3,388,557	—	3,388,557
Temporary Cash Investments	776	—	—	776
Total	776	3,388,557	—	3,389,333

18

Extended Duration Treasury Index Fund

D.  Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for in-kind redemptions and distributions in connection with fund share redemptions were reclassified between the following accounts:

Amount
($000)
Paid-in Capital	308,206
Total Distributable Earnings (Loss)	(308,206)

Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:

Amount
($000)
Undistributed Ordinary Income	33,342
Undistributed Long-Term Gains	67,817
Capital Loss Carryforwards	—
Qualified Late-Year Losses	—
Net Unrealized Gains (Losses)	559,129

The tax character of distributions paid was as follows:

	Year Ended August 31,
	2020	2019
	Amount	Amount
	($000)	($000)
Ordinary Income*	75,429	61,548
Long-Term Capital Gains	14,382	—
Total	89,811	61,548

* Includes short-term capital gains, if any.

As of August 31, 2020, gross unrealized appreciation and depreciation for investments based on cost for U.S. federal income tax purposes were as follows:

Amount
($000)
Tax Cost	2,830,204
Gross Unrealized Appreciation	590,410
Gross Unrealized Depreciation	(31,281)
Net Unrealized Appreciation (Depreciation)	559,129

19

Extended Duration Treasury Index Fund

E.  During the year ended August 31, 2020, the fund purchased $1,847,991,000 of investment securities and sold $1,854,860,000 of investment securities, other than temporary cash investments. Purchases and sales include $1,323,381,000 and $1,061,648,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

F.  Capital share transactions for each class of shares were:

			Year Ended August 31,
		2020		2019
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
ETF Shares
Issued[1]	1,411,503	8,875	607,253	5,250
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(1,068,003)	(6,875)	(217,497)	(1,950)
Net Increase (Decrease)—ETF Shares	343,500	2,000	389,756	3,300
Institutional Shares
Issued[1]	166,646	3,592	63,167	1,842
Issued in Lieu of Cash Distributions	26,362	611	22,033	644
Redeemed	(269,463)	(5,642)	(214,312)	(5,975)
Net Increase (Decrease)—Institutional Shares	(76,455)	(1,439)	(129,112)	(3,489)
Institutional Plus Shares
Issued	332	—	64,883	720
Issued in Lieu of Cash Distributions	23,883	221	16,154	187
Redeemed	(206,724)	(1,674)	(8,585)	(83)
Net Increase (Decrease)—Institutional Plus Shares	(182,509)	(1,453)	72,452	824

1 Includes purchase fees for fiscal 2020 and 2019 of $1,324,000 and $716,000, respectively (fund totals).

G.  Management has determined that no events or transactions occurred subsequent to August 31, 2020, that would require recognition or disclosure in these financial statements.

20

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard World Fund and Shareholders of Vanguard Extended Duration Treasury Index Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Vanguard Extended Duration Treasury Index Fund (one of the funds constituting Vanguard World Fund, referred to hereafter as the “Fund”) as of August 31, 2020, the related statement of operations for the year ended August 31, 2020, the statement of changes in net assets for each of the two years in the period ended August 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2020 and the financial highlights for each of the five years in the period ended August 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

October 15, 2020

We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.

21

Special 2020 tax information (unaudited) for Vanguard Extended Duration Treasury Index Fund

This information for the fiscal year ended August 31, 2020, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $31,337,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.

For nonresident alien shareholders, 100% of short-term capital gain dividends distributed by the fund are qualified short-term capital gains.

For nonresident alien shareholders, 100% of income dividends are interest-related dividends.

22

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard Extended Duration Treasury Index Fund has renewed the fund’s investment advisory arrangement with The Vanguard Group, Inc. (Vanguard), through its Fixed Income Group. The board determined that continuing the fund’s internalized management structure was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. This evaluation included information provided to the board by Vanguard’s Portfolio Review Department, which is responsible for fund and advisor oversight and product management. The Portfolio Review Department met regularly with the advisor and made monthly presentations to the board during the fiscal year that directed the board’s focus to relevant information and topics.

The board, or an investment committee made up of board members, also received information throughout the year through advisor presentations. For each advisor presentation, the board was provided with letters and reports that included information about, among other things, the advisory firm and the advisor’s assessment of the investment environment, portfolio performance, and portfolio characteristics.

In addition, the board received monthly reports, which included a Market and Economic Report, a Fund Dashboard Monthly Summary, and a Fund Performance Report.

Prior to their meeting, the trustees were provided with a memo and materials that summarized the information they received over the course of the year. They also considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board reviewed the quality of the fund’s investment management services over both the short and long term, and took into account the organizational depth and stability of the advisor. The board considered that Vanguard has been managing investments for more than four decades. The Fixed Income Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

Investment performance

The board considered the short- and long-term performance of the fund, including any periods of outperformance or underperformance compared with its target index and peer group. The board concluded that the performance was such that the advisory arrangement should continue.

Cost

The board concluded that the fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the fund’s advisory expenses were also well below the peer-group average.

The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees.

23

The benefit of economies of scale

The board concluded that the fund’s arrangement with Vanguard ensures that the fund will realize economies of scale as it grows, with the cost to shareholders declining as fund assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

24

Liquidity Risk Management

Vanguard funds (except for the money market funds) have adopted and implemented a written liquidity risk management program (the “Program”) as required by Rule 22e-4 under the Investment Company Act of 1940. Rule 22e-4 requires that each fund adopt a program that is reasonably designed to assess and manage the fund’s liquidity risk, which is the risk that the fund could not meet redemption requests without significant dilution of remaining investors’ interests in the fund.

Assessment and management of a fund’s liquidity risk under the Program take into consideration certain factors, such as the fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions, its short- and long-term cash-flow projections during both normal and reasonably foreseeable stressed conditions, and its cash and cash-equivalent holdings and access to other funding sources. As required by the rule, the Program includes policies and procedures for classification of fund portfolio holdings in four liquidity categories, maintaining certain levels of highly liquid investments, and limiting holdings of illiquid investments.

The board of trustees of Vanguard World Fund approved the appointment of liquidity risk management program administrators responsible for administering Vanguard Extended Duration Treasury Index Fund’s Program and for carrying out the specific responsibilities set forth in the Program, including reporting to the board on at least an annual basis regarding the Program’s operation, its adequacy, and the effectiveness of its implementation for the past year (the “Program Administrator Report”). The board has reviewed the Program Administrator Report covering the period from December 1, 2018, through December 31, 2019 (the “Review Period”). The Program Administrator Report stated that during the Review Period the Program operated and was implemented effectively to manage the fund’s liquidity risk.

25

BLOOMBERG is a trademark and service mark of Bloomberg Finance L.P. BARCLAYS is a trademark and service mark of Barclays Bank Plc, used under license. Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (BISL) (collectively, Bloomberg), or Bloomberg’s licensors, own all proprietary rights in the Bloomberg Barclays U.S. Treasury STRIPS 20–30 Year Equal Par Bond Index (the Index or Bloomberg Barclays Index).

Neither Barclays Bank Plc, Barclays Capital Inc., or any affiliate (collectively Barclays) or Bloomberg is the issuer or producer of the Extended Duration Treasury Index Fund and neither Bloomberg nor Barclays has any responsibilities, obligations or duties to investors in the Extended Duration Treasury Index Fund. The Index is licensed for use by The Vanguard Group, Inc. (Vanguard) as the sponsor of the Extended Duration Treasury Index Fund. Bloomberg and Barclays’ only relationship with Vanguard in respect to the Index is the licensing of the Index, which is determined, composed and calculated by BISL, or any successor thereto, without regard to the Issuer or the Extended Duration Treasury Index Fund or the owners of the Extended Duration Treasury Index Fund.

Additionally, Vanguard may for itself execute transaction(s) with Barclays in or relating to the Index in connection with the Extended Duration Treasury Index Fund. Investors acquire the Extended Duration Treasury Index Fund from Vanguard and investors neither acquire any interest in the Index nor enter into any relationship of any kind whatsoever with Bloomberg or Barclays upon making an investment in the Extended Duration Treasury Index Fund. The Extended Duration Treasury Index Fund is not sponsored, endorsed, sold or promoted by Bloomberg or Barclays. Neither Bloomberg nor Barclays makes any representation or warranty, express or implied regarding the advisability of investing in the Extended Duration Treasury Index Fund or the advisability of investing in securities generally or the ability of the Index to track corresponding or relative market performance. Neither Bloomberg nor Barclays has passed on the legality or suitability of the Extended Duration Treasury Index Fund with respect to any person or entity. Neither Bloomberg nor Barclays is responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Extended Duration Treasury Index Fund to be issued. Neither Bloomberg nor Barclays has any obligation to take the needs of the Issuer or the owners of the Extended Duration Treasury Index Fund or any other third party into consideration in determining, composing or calculating the Index. Neither Bloomberg nor Barclays has any obligation or liability in connection with administration, marketing or trading of the Extended Duration Treasury Index Fund.

26

The licensing agreement between Bloomberg and Barclays is solely for the benefit of Bloomberg and Barclays and not for the benefit of the owners of the Extended Duration Treasury Index Fund, investors or other third parties. In addition, the licensing agreement between Vanguard and Bloomberg is solely for the benefit of Vanguard and Bloomberg and not for the benefit of the owners of the Extended Duration Treasury Index Fund, investors or other third parties.

NEITHER BLOOMBERG NOR BARCLAYS SHALL HAVE ANY LIABILITY TO THE ISSUER, INVESTORS OR TO OTHER THIRD PARTIES FOR THE QUALITY, ACCURACY AND/OR COMPLETENESS OF THE BLOOMBERG BARCLAYS INDEX OR ANY DATA INCLUDED THEREIN OR FOR INTERRUPTIONS IN THE DELIVERY OF THE BLOOMBERG BARCLAYS INDEX. NEITHER BLOOMBERG NOR BARCLAYS MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ISSUER, THE INVESTORS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE BLOOMBERG BARCLAYS INDEX OR ANY DATA INCLUDED THEREIN. NEITHER BLOOMBERG NOR BARCLAYS MAKES ANY EXPRESS OR IMPLIED WARRANTIES, AND EACH HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE BLOOMBERG BARCLAYS INDEX OR ANY DATA INCLUDED THEREIN. BLOOMBERG RESERVES THE RIGHT TO CHANGE THE METHODS OF CALCULATION OR PUBLICATION, OR TO CEASE THE CALCULATION OR PUBLICATION OF THE BLOOMBERG BARCLAYS INDEX, AND NEITHER BLOOMBERG NOR BARCLAYS SHALL BE LIABLE FOR ANY MISCALCULATION OF OR ANY INCORRECT, DELAYED OR INTERRUPTED PUBLICATION WITH RESPECT TO THE BLOOMBERG BARCLAYS INDEX. NEITHER BLOOMBERG NOR BARCLAYS SHALL BE LIABLE FOR ANY DAMAGES, INCLUDING, WITHOUT LIMITATION, ANY SPECIAL, INDIRECT OR CONSEQUENTIAL DAMAGES, OR ANY LOST PROFITS AND EVEN IF ADVISED OF THE POSSIBILITY OF SUCH, RESULTING FROM THE USE OF A BLOOMBERG BARCLAYS INDEX OR ANY DATA INCLUDED THEREIN OR WITH RESPECT TO THE EXTENDED DURATION TREASURY INDEX FUND.

None of the information supplied by Bloomberg or Barclays and used in this publication may be reproduced in any manner without the prior written permission of both Bloomberg and Barclays Capital, the investment banking division of Barclays Bank Plc. Barclays Bank Plc is registered in England No. 1026167. Registered office 1 Churchill Place London E14 5HP.

© 2020 Bloomberg. Used with Permission.

Source: Bloomberg Index Services Limited. Copyright 2020, Bloomberg. All rights reserved.

27

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 212 Vanguard funds.

Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustee1

Mortimer J. Buckley

Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (2018–present) of Vanguard; chief executive officer, president, and trustee (2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Chairman of the board (2011–2017) and trustee (2009–2017) of the Children’s Hospital of Philadelphia; and trustee (2018–present) and vice chair (2019–present) of The Shipley School.

Independent Trustees

Emerson U. Fullwood

Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Director of SPX FLOW, Inc. (multi-industry manufacturing). Director of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, and Roberts Wesleyan College. Trustee of the University of Rochester.

Amy Gutmann

Born in 1949. Trustee since June 2006. Principal occupation(s) during the past five years and other experience: president (2004–present) of the University of Pennsylvania. Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and professor of communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania.

F. Joseph Loughrey

Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services) and the Lumina Foundation. Director of the V Foundation. Member of the advisory

1	Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

council for the College of Arts and Letters and chair of the advisory board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.

Scott C. Malpass

Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (retired June 2020) and vice president (retired June 2020) of the University of Notre Dame. Assistant professor of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee (retired June 2020). Member of the board of Catholic Investment Services, Inc. (investment advisors) and the board of superintendence of the Institute for the Works of Religion.

Deanna Mulligan

Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chief executive officer (2011–present) of The Guardian Life Insurance Company of America. President (2010–2019), chief operating officer (2010–2011), and executive vice president (2008–2010) of Individual Life and Disability of The Guardian Life Insurance Company of America. Member of the board of The Guardian Life Insurance Company of America, the American Council of Life Insurers, and the Economic Club of New York. Trustee of the Partnership for New York City (business leadership), Chief Executives for Corporate Purpose, NewYork-Presbyterian Hospital, Catalyst, and the Bruce Museum (arts and science). Member of the Advisory Council for the Stanford Graduate School of Business.

André F. Perold

Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies (private investment firm). Member of the board of advisors and member of the investment committee of the Museum of Fine Arts Boston. Member of the board (2018–present) of RIT Capital Partners (investment firm). Member of the investment committee of Partners Health Care System.

Sarah Bloom Raskin

Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Member of the board of directors (2012–2014) of Neighborhood Reinvestment Corporation. Director (2017–present) of i(x) Investments, LLC; director (2017–present) of Reserve Trust. Rubenstein Fellow (2017–present) of Duke University; trustee (2017–present) of Amherst College, and trustee (2019–present) of the Folger Shakespeare Library.

Peter F. Volanakis

Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Chairman of the board of trustees of Colby-Sawyer College. Member of the board of Hypertherm Inc. (industrial cutting systems, software, and consumables).

Executive Officers

John Bendl

Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2019–present) of each of the investment companies served by Vanguard. Chief accounting officer, treasurer, and controller of Vanguard (2017–present). Partner (2003–2016) at KPMG (audit, tax, and advisory services).

Glenn Booraem

Born in 1967. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (2017–present), treasurer (2015–2017), controller (2010–2015), and assistant controller (2001–2010) of each of the investment companies served by Vanguard.

Christine M. Buchanan

Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).

David Cermak

Born in 1960. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (2019–present) of each of the investment companies served by Vanguard. Managing director and head (2017–present) of Vanguard Investments Singapore. Managing director and head (2017–2019) of Vanguard Investments Hong Kong. Representative director and head (2014–2017) of Vanguard Investments Japan.

Thomas J. Higgins

Born in 1957. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (2019–present), chief financial officer (2008–2019), and treasurer (1998–2008) of each of the investment companies served by Vanguard.

Peter Mahoney

Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.

Anne E. Robinson

Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express.

Michael Rollings

Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.

John E. Schadl

Born in 1972. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2019–present) of Vanguard and of each of the investment companies served by Vanguard. Assistant vice president (2019–present) of Vanguard Marketing Corporation.

Vanguard Senior Management Team

Joseph Brennan	Chris D. McIsaac
Mortimer J. Buckley	James M. Norris
Gregory Davis	Thomas M. Rampulla
John James	Karin A. Risi
Martha G. King	Anne E. Robinson
John T. Marcante	Michael Rollings

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447

Direct Investor Account Services > 800-662-2739

Institutional Investor Services > 800-523-1036

Text Telephone for People

Who Are Deaf or Hard of Hearing > 800-749-7273

This material may be used in conjunction with the offering of shares of any Vanguard fund only if preceded or accompanied by the fund’s current prospectus.

All comparative mutual fund data are from Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting vanguard.com/proxyreporting or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either vanguard.com/proxyreporting or www.sec.gov.

You can review information about your fund on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request via email addressed to publicinfo@sec.gov.

© 2020 The Vanguard Group, Inc.
All rights reserved.
U.S. Patent Nos. 6,879,964; 7,337,138;
7,720,749; 7,925,573; 8,090,646;8,417,623; and 8,626,636.
Vanguard Marketing Corporation, Distributor.

Q12750 102020

Annual Report | August 31, 2020

Vanguard Mega Cap Index Funds

Vanguard Mega Cap Index Fund

Vanguard Mega Cap Growth Index Fund

Vanguard Mega Cap Value Index Fund

See the inside front cover for important information about access to your fund’s annual and semiannual shareholder reports.

Important information about access to shareholder reports

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of your fund’s annual and semiannual shareholder reports will no longer be sent to you by mail, unless you specifically request them. Instead, you will be notified by mail each time a report is posted on the website and will be provided with a link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and do not need to take any action. You may elect to receive shareholder reports and other communications from the fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you invest directly with the fund, by calling Vanguard at one of the phone numbers on the back cover of this report or by logging on to vanguard.com.

You may elect to receive paper copies of all future shareholder reports free of charge. If you invest through a financial intermediary, you can contact the intermediary to request that you continue to receive paper copies. If you invest directly with the fund, you can call Vanguard at one of the phone numbers on the back cover of this report or log on to vanguard.com. Your election to receive paper copies will apply to all the funds you hold through an intermediary or directly with Vanguard.

Contents

Your Fund’s Performance at a Glance	1

About Your Fund’s Expenses	2

Mega Cap Index Fund	4

Mega Cap Growth Index Fund	22

Mega Cap Value Index Fund	39

Trustees Approve Advisory Arrangements	58

Liquidity Risk Management	60

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Performance at a Glance

•    For the 12 months ended August 31, 2020, returns for the three Vanguard Mega Cap Index Funds ranged from about 3% for Vanguard Value Index Fund to about 50% for Vanguard Growth Index Fund. Vanguard Mega Cap Index Fund returned about 26%. Each fund closely tracked its target index.

•   The period was marked by historic levels of volatility. After falling from highs in the early part of 2020, the broad U.S. stock market began a rebound. In August, it climbed to a record high as the response of some major central banks and governments to the spread of the coronavirus and vaccine hopes lifted investor sentiment. U.S. stocks rebounded more strongly than developed markets outside the United States and emerging markets.

•   Large-capitalization stocks outperformed their mid- and small-cap counterparts for the period, and growth stocks surpassed value.

•   Information technology stocks, a top contributor to returns for all three funds, benefited from the pandemic-induced online environment and the increased use of digital services.

•   Oil and gas stocks were among the weakest performers for all three funds as the pandemic severely reduced global demand for oil.

Market Barometer

		Average Annual Total Returns
		Periods Ended August 31, 2020
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	22.50%	14.58%	14.31%
Russell 2000 Index (Small-caps)	6.02	5.03	7.65
Russell 3000 Index (Broad U.S. market)	21.44	13.95	13.86
FTSE All-World ex US Index (International)	8.78	2.92	6.00

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index (Broad taxable market)	6.47%	5.09%	4.33%
Bloomberg Barclays Municipal Bond Index (Broad tax-exempt market)	3.24	4.09	3.99
FTSE Three-Month U.S. Treasury Bill Index	1.18	1.67	1.15

CPI
Consumer Price Index	1.31%	1.92%	1.75%

1

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

•   Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

•   Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

2

Six Months Ended August 31, 2020

	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
	2/29/2020	8/31/2020	Period
Based on Actual Fund Return
Mega Cap Index Fund
ETF Shares	$1,000.00	$1,226.95	$0.39
Institutional Shares	1,000.00	1,227.41	0.34
Mega Cap Growth Index Fund
ETF Shares	$1,000.00	$1,396.98	$0.42
Institutional Shares	1,000.00	1,397.18	0.36
Mega Cap Value Index Fund
ETF Shares	$1,000.00	$1,044.88	$0.36
Institutional Shares	1,000.00	1,045.48	0.31
Based on Hypothetical 5% Yearly Return
Mega Cap Index Fund
ETF Shares	$1,000.00	$1,024.78	$0.36
Institutional Shares	1,000.00	1,024.83	0.31
Mega Cap Growth Index Fund
ETF Shares	$1,000.00	$1,024.78	$0.36
Institutional Shares	1,000.00	1,024.83	0.31
Mega Cap Value Index Fund
ETF Shares	$1,000.00	$1,024.78	$0.36
Institutional Shares	1,000.00	1,024.83	0.31

The calculations are based on expenses incurred in the most recent six-month period. The funds’ annualized six-month expense ratios for that period are: for the Mega Cap Index Fund, 0.07% for ETF Shares and 0.06% for Institutional Shares; for the Mega Cap Growth Index Fund, 0.07% for ETF Shares and 0.06% for Institutional Shares; and for the Mega Cap Value Index Fund, 0.07% for ETF Shares and 0.06% for Institutional Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/366).

3

Mega Cap Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: August 31, 2010, Through August 31, 2020

Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended August 31, 2020
				Final Value
	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment
Mega Cap Index Fund ETF Shares Net Asset Value	26.14%	15.60%	15.65%	$42,785
Mega Cap Index Fund ETF Shares Market Price	26.31	15.61	15.67	42,860
Spliced Mega Cap Index	26.25	15.65	15.73	43,090
Dow Jones U.S. Total Stock Market Float Adjusted Index	21.20	13.77	14.88	40,053

Spliced Mega Cap Index: MSCI US Large Cap 300 Index through January 30, 2013; CRSP US Mega Cap Index thereafter.

				Final Value
	One	Five	Ten	of a $5,000,000
	Year	Years	Years	Investment
Mega Cap Index Fund Institutional Shares	26.19%	15.61%	15.67%	$21,437,860
Spliced Mega Cap Index	26.25	15.65	15.73	21,544,783
Dow Jones U.S. Total Stock Market Float Adjusted Index	21.20	13.77	14.88	20,026,347

See Financial Highlights for dividend and capital gains information.

4

Mega Cap Index Fund

Cumulative Returns of ETF Shares: August 31, 2010, Through August 31, 2020

	One	Five	Ten
	Year	Years	Years
Mega Cap Index Fund ETF Shares Market Price	26.31%	106.50%	328.60%
Mega Cap Index Fund ETF Shares Net Asset Value	26.14	106.39	327.85
Spliced Mega Cap Index	26.25	106.87	330.90

For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares’ market prices have compared with their net asset value, visit vanguard.com, select your ETF, and then select the Price and Performance tab. The ETF premium/discount analysis there shows the percentages of days on which the ETF Shares’ market price was above or below the NAV.

5

Mega Cap Index Fund

Fund Allocation

As of August 31, 2020

Basic Materials	1.4%
Consumer Goods	8.3
Consumer Services	15.8
Financials	13.7
Health Care	13.4
Industrials	9.8
Oil & Gas	2.2
Technology	31.2
Telecommunications	2.1
Utilities	2.1

The table reflects the fund’s investments, except for short-term investments and derivatives. Sector categories are based on the Industry Classification Benchmark (“ICB”), except for the “Other” category (if applicable), which includes securities that have not been provided a ICB classification as of the effective reporting period.

The fund may invest in derivatives (such as futures and swap contracts) for various reasons, including, but not limited to, attempting to remain fully invested and tracking its target index as closely as possible.

The Industry Classification Benchmark (“ICB”) is owned by FTSE. FTSE does not accept any liability to any person for any loss or damage arising out of any error or omission in the ICB.

6

Mega Cap Index Fund

Financial Statements

Schedule of Investments

As of August 31, 2020

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.

			Market
			Value•
		Shares	($000)
Common Stocks (99.6%)
Basic Materials (1.4%)
	Linde plc	66,180	16,528
	Air Products & Chemicals Inc.	27,869	8,145
	Ecolab Inc.	32,258	6,358
	Dow Inc.	93,576	4,222
	PPG Industries Inc.	29,770	3,584
	Newmont Corp.	50,496	3,397
	LyondellBasell Industries NV Class A	31,537	2,065
			44,299
Consumer Goods (8.3%)
*	Tesla Inc.	93,622	46,654
	Procter & Gamble Co.	311,884	43,143
	PepsiCo Inc.	174,830	24,487
	Coca-Cola Co.	487,067	24,124
	NIKE Inc. Class B	156,185	17,475
	Philip Morris International Inc.	196,187	15,654
	Mondelez International Inc. Class A	179,852	10,507
	Altria Group Inc.	234,166	10,242
	Colgate-Palmolive Co.	107,982	8,559
	Activision Blizzard Inc.	97,050	8,106
	Kimberly-Clark Corp.	42,945	6,775
	Estee Lauder Cos. Inc. Class A	25,522	5,659
*	Electronic Arts Inc.	36,279	5,060
	General Mills Inc.	76,378	4,884
	General Motors Co.	162,323	4,810
*	Monster Beverage Corp.	46,434	3,894
	Constellation Brands Inc. Class A	20,092	3,707
	Ford Motor Co.	492,316	3,358
	Archer-Daniels-Midland Co.	70,194	3,142
	Kraft Heinz Co.	84,641	2,966
	Brown-Forman Corp. Class B	38,944	2,849
	Hershey Co.	18,539	2,756
	VF Corp.	39,182	2,576
	Keurig Dr Pepper Inc.	53,153	1,585
	Corteva Inc.	47,218	1,348
	Tyson Foods Inc. Class A	18,540	1,164
	Kellogg Co.	16,208	1,149
			266,633
Consumer Services (15.7%)
*	Amazon.com Inc.	53,455	184,471
	Home Depot Inc.	135,495	38,622
	Walt Disney Co.	227,532	30,005
*	Netflix Inc.	55,388	29,331
	Comcast Corp. Class A	573,923	25,718
	Walmart Inc.	178,507	24,786
	McDonald’s Corp.	93,700	20,007
	Costco Wholesale Corp.	55,655	19,349
	Lowe’s Cos. Inc.	95,147	15,670
	Starbucks Corp.	147,241	12,438
*	Charter Communications Inc. Class A	18,237	11,227
	CVS Health Corp.	164,668	10,229
*	Booking Holdings Inc.	5,136	9,812
	Target Corp.	63,052	9,534
	TJX Cos. Inc.	136,017	7,452
	Dollar General Corp.	31,764	6,413
*	Uber Technologies Inc.	141,995	4,775
	eBay Inc.	84,158	4,610
*	O’Reilly Automotive Inc.	9,285	4,323
	Ross Stores Inc.	44,625	4,064
	Yum! Brands Inc.	38,082	3,650
	Sysco Corp.	60,476	3,637
	Walgreens Boots Alliance Inc.	93,775	3,565
	Kroger Co.	94,168	3,360
	Marriott International Inc. Class A	30,645	3,154

7

Mega Cap Index Fund

			Market
			Value•
		Shares	($000)
	Hilton Worldwide Holdings Inc.	34,730	3,138
	McKesson Corp.	20,356	3,123
	Southwest Airlines Co.	74,212	2,789
	Las Vegas Sands Corp.	47,998	2,434
*	AutoZone Inc.	1,515	1,812
	Delta Air Lines Inc.	40,192	1,240
	Sirius XM Holdings Inc.	136,085	799
	Fox Corp. Class A	18,936	528
	Fox Corp. Class B	12,748	354
			506,419
Financials (13.7%)
*	Berkshire Hathaway Inc.
	Class B	230,727	50,308
	Visa Inc. Class A	212,581	45,065
	Mastercard Inc. Class A	112,628	40,342
	JPMorgan Chase & Co.	364,702	36,539
	Bank of America Corp.	983,898	25,326
	American Tower Corp.	55,859	13,917
	Citigroup Inc.	262,283	13,408
	Wells Fargo & Co.	464,501	11,218
	S&P Global Inc.	30,368	11,127
	BlackRock Inc.	18,295	10,871
	Prologis Inc.	93,041	9,477
	Goldman Sachs Group Inc.	43,336	8,878
	Equinix Inc.	11,127	8,788
	Crown Castle International Corp.	52,527	8,575
	CME Group Inc.	45,215	7,952
	Morgan Stanley	148,960	7,785
	American Express Co.	76,042	7,725
	Marsh & McLennan Cos. Inc.	64,326	7,392
	Intercontinental Exchange Inc.	68,950	7,325
	Progressive Corp.	73,692	7,004
	Truist Financial Corp.	169,758	6,588
	US Bancorp	170,804	6,217
	Chubb Ltd.	48,285	6,036
	Moody’s Corp.	20,033	5,903
	Aon plc Class A	29,148	5,829
	PNC Financial Services Group Inc.	50,780	5,647
	Charles Schwab Corp.	146,023	5,188
	Blackstone Group LP Class A	84,462	4,472
	Public Storage	18,754	3,983
	Capital One Financial Corp.	57,370	3,960
	T. Rowe Price Group Inc.	27,195	3,786
	Bank of New York Mellon Corp.	100,452	3,715
	Travelers Cos. Inc.	31,804	3,691
	Allstate Corp.	39,578	3,681
	Prudential Financial Inc.	49,670	3,366
	MetLife Inc.	85,876	3,303
	American International Group Inc.	108,751	3,169
	Aflac Inc.	85,860	3,118
	Welltower Inc.	52,617	3,027
	State Street Corp.	42,171	2,871
	Equity Residential	46,915	2,648
	Simon Property Group Inc.	38,514	2,613
*	Berkshire Hathaway Inc. Class A	5	1,638
	TD Ameritrade Holding Corp.	34,362	1,319
	Discover Financial Services	19,305	1,025
	Northern Trust Corp.	12,484	1,022
	Ventas Inc.	23,560	971
	Fifth Third Bancorp	44,886	927
	Boston Properties Inc.	8,798	764
*	Rocket Cos. Inc. Class A	12,572	352
			439,851
Health Care (13.3%)
	Johnson & Johnson	331,921	50,920
	UnitedHealth Group Inc.	119,524	37,357
	Merck & Co. Inc.	317,999	27,116
	Pfizer Inc.	699,889	26,449
	Abbott Laboratories	222,814	24,391
	Thermo Fisher Scientific Inc.	49,741	21,338
	AbbVie Inc.	221,994	21,260
	Amgen Inc.	74,161	18,786
	Medtronic plc	168,800	18,141
	Bristol-Myers Squibb Co.	285,162	17,737
	Danaher Corp.	80,237	16,567
	Eli Lilly and Co.	108,474	16,096
*	Intuitive Surgical Inc.	14,675	10,725
	Gilead Sciences Inc.	158,071	10,551
	Zoetis Inc.	59,829	9,579
*	Vertex Pharmaceuticals Inc.	32,686	9,123
	Becton Dickinson and Co.	37,184	9,027
	Anthem Inc.	31,754	8,939
	Stryker Corp.	42,575	8,437
	Cigna Corp.	46,460	8,241
*	Regeneron Pharmaceuticals Inc.	12,079	7,488
*	Boston Scientific Corp.	179,513	7,364
	Humana Inc.	16,646	6,911
*	Edwards Lifesciences Corp.	78,220	6,714
*	Illumina Inc.	18,525	6,618

8

Mega Cap Index Fund

			Market
			Value•
		Shares	($000)
*	Biogen Inc.	20,591	5,923
	Baxter International Inc.	63,957	5,569
	HCA Healthcare Inc.	34,034	4,619
	Zimmer Biomet Holdings Inc.	26,028	3,667
*	Alexion Pharmaceuticals Inc.	26,385	3,014
			428,667
Industrials (9.7%)
*	PayPal Holdings Inc.	147,947	30,202
	Accenture plc Class A	80,220	19,247
	Union Pacific Corp.	85,468	16,447
	Honeywell International Inc.	88,426	14,639
	United Parcel Service Inc. Class B	88,723	14,517
	3M Co.	72,473	11,815
	Fidelity National Information Services Inc.	77,813	11,738
	Lockheed Martin Corp.	30,076	11,737
	Raytheon Technologies Corp.	190,992	11,651
	Boeing Co.	67,518	11,601
	Caterpillar Inc.	68,170	9,701
	Deere & Co.	39,417	8,280
	CSX Corp.	96,456	7,375
	Automatic Data Processing Inc.	51,436	7,154
*	Fiserv Inc.	71,652	7,135
	Illinois Tool Works Inc.	35,796	7,071
	General Electric Co.	1,102,072	6,987
	Sherwin-Williams Co.	10,247	6,876
	Norfolk Southern Corp.	32,307	6,866
	Global Payments Inc.	37,712	6,661
	FedEx Corp.	29,598	6,507
	Northrop Grumman Corp.	18,962	6,497
	Waste Management Inc.	53,387	6,086
	Emerson Electric Co.	75,267	5,229
	Eaton Corp. plc	50,441	5,150
	DuPont de Nemours Inc.	92,272	5,145
	General Dynamics Corp.	30,672	4,581
	TE Connectivity Ltd.	41,699	4,028
	Agilent Technologies Inc.	38,836	3,900
	Cummins Inc.	18,588	3,852
	Johnson Controls International plc	93,728	3,818
	PACCAR Inc.	43,553	3,739
*	Square Inc.	22,859	3,647
	Trane Technologies plc	30,132	3,567
	Parker-Hannifin Corp.	16,154	3,328
	Stanley Black & Decker Inc.	20,128	3,247
	Paychex Inc.	40,689	3,111
	Fortive Corp.	38,233	2,757
	Republic Services Inc. Class A	25,935	2,405
	Otis Worldwide Corp.	27,243	1,714
	Rockwell Automation Inc.	7,329	1,690
	Corning Inc.	48,031	1,559
			313,257
Oil & Gas (2.1%)
	Exxon Mobil Corp.	532,843	21,282
	Chevron Corp.	235,232	19,743
	ConocoPhillips	135,236	5,124
	Kinder Morgan Inc.	242,391	3,350
	EOG Resources Inc.	73,388	3,327
	Schlumberger Ltd.	174,956	3,326
	Phillips 66	54,807	3,205
	Williams Cos. Inc.	152,988	3,176
	Marathon Petroleum Corp.	81,983	2,907
	Valero Energy Corp.	51,196	2,692
	Pioneer Natural Resources Co.	10,454	1,086
			69,218
Technology (31.2%)
	Apple Inc.	1,965,944	253,685
	Microsoft Corp.	955,461	215,485
*	Facebook Inc. Class A	302,938	88,821
*	Alphabet Inc. Class A	37,508	61,120
*	Alphabet Inc. Class C	36,262	59,259
	NVIDIA Corp.	73,618	39,384
*	Adobe Inc.	60,741	31,184
*	salesforce.com Inc.	107,554	29,325
	Intel Corp.	533,496	27,182
	Cisco Systems Inc.	478,881	20,218
	QUALCOMM Inc.	141,702	16,877
	Broadcom Inc.	47,839	16,607
	Texas Instruments Inc.	115,595	16,432
	Oracle Corp.	258,276	14,779
	International Business Machines Corp.	111,823	13,789
*	Advanced Micro Devices Inc.	147,381	13,385
*	ServiceNow Inc.	24,049	11,592
	Intuit Inc.	31,239	10,790
	Applied Materials Inc.	115,449	7,112
*	Autodesk Inc.	27,636	6,790
*	Micron Technology Inc.	140,147	6,378
	Lam Research Corp.	18,319	6,161
	Roper Technologies Inc.	13,138	5,612
	Analog Devices Inc.	46,443	5,428
*	Workday Inc. Class A	21,906	5,251
	L3Harris Technologies Inc.	27,247	4,925

9

Mega Cap Index Fund

			Market
			Value•
		Shares	($000)
	Cognizant Technology Solutions Corp. Class A	68,142	4,556
	HP Inc.	180,131	3,522
*	Zoom Video Communications Inc. Class A	10,000	3,251
*	Dell Technologies Inc.	30,346	2,005
*	VMware Inc. Class A	9,780	1,413
			1,002,318
Telecommunications (2.1%)
	Verizon Communications Inc.	521,439	30,906
	AT&T Inc.	897,768	26,762
*	T-Mobile US Inc.	78,898	9,206
			66,874
Utilities (2.1%)
	NextEra Energy Inc.	61,639	17,208
	Dominion Energy Inc.	105,726	8,293
	Duke Energy Corp.	92,593	7,439
	Southern Co.	133,200	6,950
	American Electric Power Co. Inc.	62,468	4,924
	Xcel Energy Inc.	66,159	4,597
	Sempra Energy	36,804	4,551
	Exelon Corp.	122,659	4,527
	Public Service Enterprise Group Inc.	63,719	3,329
	Consolidated Edison Inc.	42,067	3,001
	PPL Corp.	96,812	2,675
	Edison International	23,862	1,252
			68,746
Total Common Stocks (Cost $2,054,406)			3,206,282
Temporary Cash Investments (0.1%)
Money Market Fund (0.1%)
[1]	Vanguard Market Liquidity Fund, 0.147%	13,603	1,360

		Face
		Amount
		($000)
U.S. Government and Agency Obligations (0.0%)
[2]	United States Cash Management Bill, 0.116%, 9/29/20	50	50
[2]	United States Cash Management Bill, 0.140%,10/13/20	600	600
			650
Total Temporary Cash Investments (Cost $2,010)			2,010
Total Investments (99.7%) (Cost $2,056,416)			3,208,292
Other Assets and Liabilities—Net (0.3%)			8,094
Net Assets (100%)			3,216,386

Cost is in $000.

•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
1	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
2	Securities with a value of $650,000 have been segregated as initial margin for open futures contracts.

Derivative Financial Instruments Outstanding as of Period End
Futures Contracts
($000)
Value and
		Number of		Unrealized
		Long (Short)	Notional	Appreciation
	Expiration	Contracts	Amount	(Depreciation)
Long Futures Contracts
E-mini S&P 500 Index	September 2020	58	10,147	456

  See accompanying Notes, which are an integral part of the Financial Statements.

10

Mega Cap Index Fund

Statement of Assets and Liabilities

As of August 31, 2020

($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value
Unaffiliated Issuers (Cost $2,055,056)	3,206,932
Affiliated Issuers (Cost $1,360)	1,360
Total Investment in Securities	3,208,292
Investment in Vanguard	125
Cash	37
Receivables for Accrued Income	4,917
Receivables for Capital Shares Issued	3,137
Total Assets	3,216,508
Liabilities
Payables to Vanguard	107
Variation Margin Payable—Futures Contracts	15
Total Liabilities	122
Net Assets	3,216,386

At August 31, 2020, net assets consisted of:

Paid-in Capital	2,085,822
Total Distributable Earnings (Loss)	1,130,564
Net Assets	3,216,386

ETF Shares—Net Assets
Applicable to 24,200,000 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	3,036,324
Net Asset Value Per Share—ETF Shares	$125.47

Institutional Shares—Net Assets
Applicable to 727,866 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	180,062
Net Asset Value Per Share—Institutional Shares	$247.38

 See accompanying Notes, which are an integral part of the Financial Statements.

11

Mega Cap Index Fund

Statement of Operations

Year Ended
August 31, 2020
($000)
Investment Income
Income
Dividends	47,659
Interest[1]	107
Securities Lending—Net	37
Total Income	47,803
Expenses
The Vanguard Group—Note B
Investment Advisory Services	372
Management and Administrative—ETF Shares	1,017
Management and Administrative—Institutional Shares	64
Marketing and Distribution—ETF Shares	116
Marketing and Distribution—Institutional Shares	5
Custodian Fees	18
Auditing Fees	32
Shareholders’ Reports—ETF Shares	111
Shareholders’ Reports—Institutional Shares	—
Trustees’ Fees and Expenses	1
Total Expenses	1,736
Expenses Paid Indirectly	(10)
Net Expenses	1,726
Net Investment Income	46,077
Realized Net Gain (Loss)
Investment Securities Sold[1,2]	122,758
Futures Contracts	(1,205)
Realized Net Gain (Loss)	121,553
Change in Unrealized Appreciation (Depreciation)
Investment Securities[1]	472,415
Futures Contracts	449
Change in Unrealized Appreciation (Depreciation)	472,864
Net Increase (Decrease) in Net Assets Resulting from Operations	640,494

1	Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $100,000, ($7,000), and ($1,000), respectively. Purchases and sales are for temporary cash investment purposes.
2	Includes $134,469,000 of net gain (loss) resulting from in-kind redemptions; such gain (loss) is not taxable to the fund.

  See accompanying Notes, which are an integral part of the Financial Statements.

12

Mega Cap Index Fund

Statement of Changes in Net Assets

	Year Ended August 31,
	2020	2019
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	46,077	37,926
Realized Net Gain (Loss)	121,553	17,415
Change in Unrealized Appreciation (Depreciation)	472,864	21,521
Net Increase (Decrease) in Net Assets Resulting from Operations	640,494	76,862
Distributions[1]
ETF Shares	(41,365)	(34,093)
Institutional Shares	(2,886)	(2,519)
Total Distributions	(44,251)	(36,612)
Capital Share Transactions
ETF Shares	532,703	364,632
Institutional Shares	(5,958)	25,154
Net Increase (Decrease) from Capital Share Transactions	526,745	389,786
Total Increase (Decrease)	1,122,988	430,036
Net Assets
Beginning of Period	2,093,398	1,663,362
End of Period	3,216,386	2,093,398

1	Certain prior period numbers have been reclassified to conform with current period presentation.

  See accompanying Notes, which are an integral part of the Financial Statements.

13

Mega Cap Index Fund

Financial Highlights

ETF Shares

For a Share Outstanding	Year Ended August 31,
Throughout Each Period	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$101.36	$100.26	$85.02	$74.19	$67.35
Investment Operations
Net Investment Income	1.992[1]	2.045[1]	1.790[1]	1.676[1]	1.582
Net Realized and Unrealized Gain (Loss) on Investments	24.065	1.052	15.214	10.788	6.793
Total from Investment Operations	26.057	3.097	17.004	12.464	8.375
Distributions
Dividends from Net Investment Income	(1.947)	(1.997)	(1.764)	(1.634)	(1.535)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(1.947)	(1.997)	(1.764)	(1.634)	(1.535)
Net Asset Value, End of Period	$125.47	$101.36	$100.26	$85.02	$74.19

Total Return	26.14%	3.26%	20.25%	17.01%	12.61%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$3,036	$1,944	$1,542	$1,233	$1,057
Ratio of Total Expenses to Average Net Assets	0.07%	0.07%	0.07%	0.07%	0.07%
Ratio of Net Investment Income to Average Net Assets	1.85%	2.10%	1.93%	2.12%	2.23%
Portfolio Turnover Rate[2]	4%	4%	4%	6%	7%

1	Calculated based on average shares outstanding.
2	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

  See accompanying Notes, which are an integral part of the Financial Statements.

14

Mega Cap Index Fund

Financial Highlights

Institutional Shares

For a Share Outstanding	Year Ended August 31,
Throughout Each Period	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$199.84	$197.68	$167.62	$146.25	$132.77
Investment Operations
Net Investment Income	3.943[1]	4.053[1]	3.513[1]	3.362[1]	3.117
Net Realized and Unrealized Gain (Loss) on Investments	47.454	2.062	30.038	21.220	13.419
Total from Investment Operations	51.397	6.115	33.551	24.582	16.536
Distributions
Dividends from Net Investment Income	(3.857)	(3.955)	(3.491)	(3.212)	(3.056)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(3.857)	(3.955)	(3.491)	(3.212)	(3.056)
Net Asset Value, End of Period	$247.38	$199.84	$197.68	$167.62	$146.25

Total Return	26.19%	3.25%	20.26%	17.02%	12.63%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$180	$150	$122	$132	$133
Ratio of Total Expenses to Average Net Assets	0.06%	0.06%	0.06%	0.06%	0.06%
Ratio of Net Investment Income to Average Net Assets	1.86%	2.11%	1.94%	2.13%	2.24%
Portfolio Turnover Rate[2]	4%	4%	4%	6%	7%

1	Calculated based on average shares outstanding.
2	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund's capital shares, including ETF Creation Units.

  See accompanying Notes, which are an integral part of the Financial Statements.

15

Mega Cap Index Fund

Notes to Financial Statements

Vanguard Mega Cap Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: ETF Shares and Institutional Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker.

Market disruptions associated with the COVID-19 pandemic have had a global impact, and uncertainty exists as to the long-term implications. Such disruptions can adversely affect assets of the fund and thus fund performance.

A.   The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.

16

Mega Cap Index Fund

During the year ended August 31, 2020, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.

5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Collateral investments in Vanguard Market Liquidity Fund are subject to market appreciation or depreciation. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

6. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes, subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either

17

Mega Cap Index Fund

facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate (or an acceptable alternate rate, if necessary), federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread, except that borrowings under the uncommitted credit facility may bear interest based upon an alternative rate agreed to by the fund and Vanguard.

In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.

For the year ended August 31, 2020, the fund did not utilize the credit facilities or the Interfund Lending Program.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities are amortized and accreted, respectively, to interest income over the lives of the respective securities, except for premiums on certain callable debt securities that are amortized to the earliest call date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B.   In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2020, the fund had contributed to Vanguard capital in the amount of $125,000, representing less than 0.01% of the fund’s net assets and 0.05% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

18

Mega Cap Index Fund

C.   The fund’s custodian bank has agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended August 31, 2020, custodian fee offset arrangements reduced the fund’s expenses by $10,000 (an annual rate of less than 0.01% of average net assets).

D.   Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.

The following table summarizes the market value of the fund’s investments and derivatives as of August 31, 2020, based on the inputs used to value them:

	Level 1	Level 2	Level 3	Total
	($000)	($000)	($000)	($000)
Investments
Assets
Common Stocks	3,206,282	—	—	3,206,282
Temporary Cash Investments	1,360	650	—	2,010
Total	3,207,642	650	—	3,208,292
Derivative Financial Instruments
Liabilities
Futures Contracts[1]	15	—	—	15

1 Represents variation margin on the last day of the reporting period.

E.   Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for in-kind redemptions were reclassified between the following accounts:

Amount
($000)
Paid-in Capital	134,470
Total Distributable Earnings (Loss)	(134,470)

19

Mega Cap Index Fund

Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales and the recognition of unrealized gains or losses from certain derivative contracts. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:

Amount
($000)
Undistributed Ordinary Income	9,422
Undistributed Long-Term Gains	—
Capital Loss Carryforwards	(30,734)
Qualified Late-Year Losses	—
Net Unrealized Gains (Losses)	1,151,876

The tax character of distributions paid was as follows:

	Year Ended August 31,
	2020	2019
	Amount	Amount
	($000)	($000)
Ordinary Income *	44,251	36,612
Long-Term Capital Gains	—	—
Total	44,251	36,612

* Includes short-term capital gains, if any.

As of August 31, 2020, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Amount
($000)
Tax Cost	2,056,416
Gross Unrealized Appreciation	1,268,952
Gross Unrealized Depreciation	(117,076)
Net Unrealized Appreciation (Depreciation)	1,151,876

F.   During the year ended August 31, 2020, the fund purchased $854,724,000 of investment securities and sold $327,671,000 of investment securities, other than temporary cash investments. Purchases and sales include $737,310,000 and $234,675,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

20

Mega Cap Index Fund

The fund purchased securities from and sold securities to other Vanguard funds or accounts managed by Vanguard or its affiliates, in accordance with procedures adopted by the board of trustees in compliance with Rule 17a-7 of the Investment Company Act of 1940. For the year ended August 31, 2020, such purchases and sales were $32,514,000 and $39,782,000, respectively; these amounts, other than temporary cash investments, are included in the purchases and sales of investment securities noted above.

G.    Capital share transactions for each class of shares were:

	Year Ended August 31,
	2020			2019
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
ETF Shares
Issued	767,900	7,475	389,257	4,050
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(235,197)	(2,450)	(24,625)	(250)
Net Increase (Decrease)—ETF Shares	532,703	5,025	364,632	3,800
Institutional Shares
Issued	14,779	73	38,620	203
Issued in Lieu of Cash Distributions	1,311	7	753	4
Redeemed	(22,048)	(102)	(14,219)	(73)
Net Increase (Decrease)—Institutional Shares	(5,958)	(22)	25,154	134

H.   Management has determined that no events or transactions occurred subsequent to August 31, 2020, that would require recognition or disclosure in these financial statements.

21

Mega Cap Growth Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: August 31, 2010, Through August 31, 2020

Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended August 31, 2020

				Final Value
	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment
Mega Cap Growth Index Fund ETF Shares Net Asset Value	49.84%	21.04%	19.17%	$57,764
Mega Cap Growth Index Fund ETF Shares Market Price	50.04	21.05	19.19	57,859
Spliced Mega Cap Growth Index	49.93	21.10	19.26	58,203
Dow Jones U.S. Total Stock Market Float Adjusted Index	21.20	13.77	14.88	40,053

Spliced Mega Cap Growth Index: MSCI US Large Cap Growth Index through April 16, 2013; CRSP US Mega Cap Growth Index thereafter.

				Final Value
	One	Five	Ten	of a $5,000,000
	Year	Years	Years	Investment
Mega Cap Growth Index Fund Institutional Shares	49.87%	21.05%	19.19%	$28,919,462
Spliced Mega Cap Growth Index	49.93	21.10	19.26	29,101,568
Dow Jones U.S. Total Stock Market Float Adjusted Index	21.20	13.77	14.88	20,026,347

See Financial Highlights for dividend and capital gains information.

22

Mega Cap Growth Index Fund

Cumulative Returns of ETF Shares: August 31, 2010, Through August 31, 2020

	One	Five	Ten
	Year	Years	Years
Mega Cap Growth Index Fund ETF Shares Market Price	50.04%	159.87%	478.59%
Mega Cap Growth Index Fund ETF Shares Net Asset Value	49.84	159.80	477.64
Spliced Mega Cap Growth Index	49.93	160.48	482.03

For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares’ market prices have compared with their net asset value, visit vanguard.com, select your ETF, and then select the Price and Performance tab. The ETF premium/discount analysis there shows the percentages of days on which the ETF Shares’ market price was above or below the NAV.

23

Mega Cap Growth Index Fund

Fund Allocation

As of August 31, 2020

Basic Materials	1.4%
Consumer Goods	5.4
Consumer Services	20.8
Financials	9.5
Health Care	6.3
Industrials	8.3
Oil & Gas	0.2
Technology	47.6
Telecommunications	0.5

The table reflects the fund’s investments, except for short-term investments and derivatives. Sector categories are based on the Industry Classification Benchmark (“ICB”), except for the “Other” category (if applicable), which includes securities that have not been provided a ICB classification as of the effective reporting period.

The fund may invest in derivatives (such as futures and swap contracts) for various reasons, including, but not limited to, at-tempting to remain fully invested and tracking its target index as closely as possible.

The Industry Classification Benchmark (“ICB”) is owned by FTSE. FTSE does not accept any liability to any person for any loss or damage arising out of any error or omission in the ICB.

24

Mega Cap Growth Index Fund

Financial Statements

Schedule of Investments

As of August 31, 2020

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.

			Market
			Value•
		Shares	($000)
Common Stocks (100.0%)
Basic Materials (1.4%)
	Linde plc	359,996	89,905
	Ecolab Inc.	175,412	34,570
	Newmont Corp.	273,808	18,422
			142,897
Consumer Goods (5.4%)
*	Tesla Inc.	508,866	253,578
	NIKE Inc. Class B	849,853	95,090
	Colgate-Palmolive Co.	586,806	46,510
	Activision Blizzard Inc.	528,192	44,115
	Estee Lauder Cos. Inc. Class A	138,591	30,729
*	Electronic Arts Inc.	197,848	27,594
*	Monster Beverage Corp.	252,807	21,200
	Brown-Forman Corp. Class B	212,018	15,513
	Hershey Co.	100,922	15,001
	Keurig Dr Pepper Inc.	289,190	8,627
			557,957
Consumer Services (20.8%)
*	Amazon.com Inc.	290,644	1,003,001
	Home Depot Inc.	737,188	210,128
*	Netflix Inc.	301,480	159,652
	McDonald’s Corp.	509,619	108,814
	Costco Wholesale Corp.	302,591	105,199
	Lowe’s Cos. Inc.	517,511	85,229
	Comcast Corp. Class A	1,560,752	69,937
	Starbucks Corp.	800,743	67,639
*	Charter Communications Inc. Class A	99,013	60,953
*	Booking Holdings Inc.	27,962	53,420
	TJX Cos. Inc.	738,946	40,487
	Dollar General Corp.	172,472	34,819
*	Uber Technologies Inc.	772,923	25,993
*	O’Reilly Automotive Inc.	50,879	23,691
	Ross Stores Inc.	243,443	22,173
	Yum! Brands Inc.	206,162	19,761
	Hilton Worldwide Holdings Inc.	190,026	17,171
*	AutoZone Inc.	8,035	9,612
	Marriott International Inc. Class A	83,476	8,590
	Sirius XM Holdings Inc.	750,973	4,408
			2,130,677
Financials (9.5%)
	Visa Inc. Class A	1,156,317	245,128
	Mastercard Inc. Class A	612,524	219,400
	American Tower Corp.	303,784	75,688
	S&P Global Inc.	165,124	60,505
	Prologis Inc.	506,288	51,570
	Equinix Inc.	60,679	47,923
	Crown Castle International Corp.	285,648	46,632
	Marsh & McLennan Cos. Inc.	349,655	40,179
	Intercontinental Exchange Inc.	375,001	39,836
	Moody’s Corp.	109,231	32,184
	Aon plc Class A	158,430	31,684
	Blackstone Group LP Class A	459,031	24,306
	Public Storage	101,822	21,627
	Charles Schwab Corp.	397,072	14,108
	T. Rowe Price Group Inc.	73,979	10,299
	Simon Property Group Inc.	104,809	7,111
	Boston Properties Inc.	23,921	2,078
			970,258
Health Care (6.3%)
	Thermo Fisher Scientific Inc.	270,643	116,101
*	Intuitive Surgical Inc.	79,910	58,401
	Zoetis Inc.	325,494	52,112
*	Vertex Pharmaceuticals Inc.	177,835	49,637
	Becton Dickinson and Co.	202,089	49,061

25

Mega Cap Growth Index Fund

			Market
			Value•
		Shares	($000)
	Bristol-Myers Squibb Co.	775,344	48,226
	Stryker Corp.	231,572	45,888
	Danaher Corp.	218,283	45,069
*	Regeneron Pharmaceuticals Inc.	65,690	40,723
*	Boston Scientific Corp.	976,597	40,060
*	Edwards Lifesciences Corp.	424,774	36,463
*	Illumina Inc.	100,697	35,971
*	Alexion Pharmaceuticals Inc.	143,818	16,427
	Baxter International Inc.	173,645	15,119
			649,258
Industrials (8.3%)
*	PayPal Holdings Inc.	804,774	164,287
	Accenture plc Class A	436,521	104,735
	Union Pacific Corp.	465,044	89,493
	Fidelity National Information Services Inc.	423,466	63,880
	Lockheed Martin Corp.	163,403	63,770
	Boeing Co.	367,391	63,125
	United Parcel Service Inc. Class B	241,244	39,472
	Automatic Data Processing Inc.	279,812	38,919
*	Fiserv Inc.	390,053	38,841
	Illinois Tool Works Inc.	194,829	38,488
	Sherwin-Williams Co.	56,017	37,590
	Global Payments Inc.	205,054	36,217
	Agilent Technologies Inc.	211,313	21,220
*	Square Inc.	124,463	19,859
	Paychex Inc.	221,272	16,921
	Rockwell Automation Inc.	39,683	9,148
	Fortive Corp.	103,929	7,494
			853,459
Oil & Gas (0.2%)
	EOG Resources Inc.	398,791	18,081
	Pioneer Natural Resources Co.	56,586	5,881
			23,962
Technology (47.6%)
	Apple Inc.	10,694,356	1,380,000
	Microsoft Corp.	5,197,655	1,172,227
*	Facebook Inc. Class A	1,648,065	483,213
*	Alphabet Inc. Class A	205,021	334,088
*	Alphabet Inc. Class C	196,432	321,005
	NVIDIA Corp.	400,450	214,233
*	Adobe Inc.	330,274	169,559
*	salesforce.com Inc.	585,243	159,566
	Broadcom Inc.	260,301	90,363
	Texas Instruments Inc.	628,945	89,405
*	Advanced Micro Devices Inc.	801,273	72,772
*	ServiceNow Inc.	130,690	62,995
	Intuit Inc.	169,755	58,632
	Applied Materials Inc.	628,384	38,708
*	Autodesk Inc.	150,315	36,932
*	Micron Technology Inc.	762,475	34,700
	Lam Research Corp.	99,491	33,463
	Roper Technologies Inc.	71,548	30,565
	Analog Devices Inc.	252,636	29,528
*	Workday Inc. Class A	119,363	28,613
	L3Harris Technologies Inc.	148,061	26,761
*	Zoom Video Communications Inc. Class A	54,291	17,650
*	VMware Inc. Class A	53,139	7,675
			4,892,653
Telecommunications (0.5%)
*	T-Mobile US Inc.	430,631	50,246
Total Common Stocks (Cost $6,033,981)			10,271,367
Temporary Cash Investments (0.0%)
Money Market Fund (0.0%)
[1]	Vanguard Market Liquidity Fund, 0.147%	6	1

		Face
		Amount
		($000)
U.S. Government and Agency Obligations (0.0%)
[2]	United States Cash Management Bill, 0.210%, 9/15/20	475	475
Total Temporary Cash Investments (Cost $476)			476
Total Investments (100.0%) (Cost $6,034,457)			10,271,843
Other Assets and Liabilities—Net (0.0%)			1,986
Net Assets (100%)			10,273,829

Cost is in $000.

•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
1	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
2	Securities with a value of $110,000 have been segregated as initial margin for open futures contracts.

26

Mega Cap Growth Index Fund

Derivative Financial Instruments Outstanding as of Period End
Futures Contracts

					($000)
					Value and
		Number of			Unrealized
		Long (Short	)	Notional	Appreciation
	Expiration	Contracts		Amount	(Depreciation	)
Long Futures Contracts
E-mini NASDAQ 100 Index	September 2020	7		1,696	11
E-mini S&P 500 Index	September 2020	4		700	10
					21

See accompanying Notes, which are an integral part of the Financial Statements.

27

Mega Cap Growth Index Fund

Statement of Assets and Liabilities
As of August 31, 2020

($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value
Unaffiliated Issuers (Cost $6,034,456)	10,271,842
Affiliated Issuers (Cost $1)	1
Total Investment in Securities	10,271,843
Investment in Vanguard	374
Receivables for Accrued Income	5,872
Receivables for Capital Shares Issued	38
Variation Margin Receivable—Futures Contracts	11
Total Assets	10,278,138
Liabilities
Due to Custodian	3,974
Payables for Capital Shares Redeemed	5
Payables to Vanguard	329
Variation Margin Payable—Futures Contracts	1
Total Liabilities	4,309
Net Assets	10,273,829

At August 31, 2020, net assets consisted of:

Paid-in Capital	6,222,371
Total Distributable Earnings (Loss)	4,051,458
Net Assets	10,273,829

ETF Shares—Net Assets
Applicable to 51,939,192 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	10,192,836
Net Asset Value Per Share—ETF Shares	$196.25

Institutional Shares—Net Assets
Applicable to 207,789 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	80,993
Net Asset Value Per Share—Institutional Shares	$389.78

See accompanying Notes, which are an integral part of the Financial Statements.

28

Mega Cap Growth Index Fund

Statement of Operations

Year Ended
August 31, 2020
($000)
Investment Income
Income
Dividends	59,245
Interest[1]	121
Securities Lending—Net	67
Total Income	59,433
Expenses
The Vanguard Group—Note B
Investment Advisory Services	918
Management and Administrative—ETF Shares	2,725
Management and Administrative—Institutional Shares	23
Marketing and Distribution—ETF Shares	299
Marketing and Distribution—Institutional Shares	2
Custodian Fees	41
Auditing Fees	32
Shareholders’ Reports—ETF Shares	235
Shareholders’ Reports—Institutional Shares	—
Trustees’ Fees and Expenses	4
Total Expenses	4,279
Net Investment Income	55,154
Realized Net Gain (Loss)
Investment Securities Sold[1,2]	261,096
Futures Contracts	2,675
Realized Net Gain (Loss)	263,771
Change in Unrealized Appreciation (Depreciation)
Investment Securities[1]	2,767,396
Futures Contracts	38
Change in Unrealized Appreciation (Depreciation)	2,767,434
Net Increase (Decrease) in Net Assets Resulting from Operations	3,086,359

1	Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $119,000, ($16,000), and $1,000, respectively. Purchases and sales are for temporary cash investment purposes.
2	Includes $315,426,000 of net gain (loss) resulting from in-kind redemptions; such gain (loss) is not taxable to the fund.

See accompanying Notes, which are an integral part of the Financial Statements.

29

Mega Cap Growth Index Fund

Statement of Changes in Net Assets

	Year Ended August 31,
	2020	2019
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	55,154	53,105
Realized Net Gain (Loss)	263,771	150,409
Change in Unrealized Appreciation (Depreciation)	2,767,434	(20,819)
Net Increase (Decrease) in Net Assets Resulting from Operations	3,086,359	182,695
Distributions[1]
ETF Shares	(51,457)	(33,904)
Institutional Shares	(515)	(331)
Total Distributions	(51,972)	(34,235)
Capital Share Transactions
ETF Shares	2,801,123	89,447
Institutional Shares	6,716	(1,367)
Net Increase (Decrease) from Capital Share Transactions	2,807,839	88,080
Total Increase (Decrease)	5,842,226	236,540
Net Assets
Beginning of Period	4,431,603	4,195,063
End of Period	10,273,829	4,431,603

1 Certain prior period numbers have been reclassified to conform with current period presentation.

See accompanying Notes, which are an integral part of the Financial Statements.

30

Mega Cap Growth Index Fund

Financial Highlights

ETF Shares

For a Share Outstanding			Year Ended August 31,
Throughout Each Period	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$132.22	$127.79	$104.09	$87.15	$80.22
Investment Operations
Net Investment Income	1.358[1]	1.588[1]	1.485[1]	1.351[1]	1.269
Net Realized and Unrealized Gain (Loss) on Investments	64.007	3.860	23.677	16.920	6.897
Total from Investment Operations	65.365	5.448	25.162	18.271	8.166
Distributions
Dividends from Net Investment Income	(1.335)	(1.018)	(1.462)	(1.331)	(1.236)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(1.335)	(1.018)	(1.462)	(1.331)	(1.236)
Net Asset Value, End of Period	$196.25	$132.22	$127.79	$104.09	$87.15

Total Return	49.84%	4.32%	24.38%	21.17%	10.28%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$10,193	$4,388	$4,152	$3,135	$2,247
Ratio of Total Expenses to Average Net Assets	0.07%	0.07%	0.07%	0.07%	0.07%
Ratio of Net Investment Income to Average Net Assets	0.90%	1.30%	1.29%	1.43%	1.55%
Portfolio Turnover Rate[2]	6%	14%	9%	8%	12%

1	Calculated based on average shares outstanding.
2	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

31

Mega Cap Growth Index Fund

Financial Highlights

Institutional Shares

For a Share Outstanding			Year Ended August 31,
Throughout Each Period	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$262.63	$253.80	$206.74	$173.07	$159.31
Investment Operations
Net Investment Income	2.707[1]	3.184[1]	2.963[1]	2.699[1]	2.528
Net Realized and Unrealized Gain (Loss) on Investments	127.126	7.684	47.023	33.622	13.693
Total from Investment Operations	129.833	10.868	49.986	36.321	16.221
Distributions
Dividends from Net Investment Income	(2.683)	(2.038)	(2.926)	(2.651)	(2.461)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(2.683)	(2.038)	(2.926)	(2.651)	(2.461)
Net Asset Value, End of Period	$389.78	$262.63	$253.80	$206.74	$173.07

Total Return	49.87%	4.34%	24.39%	21.20%	10.28%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$81	$43	$43	$35	$30
Ratio of Total Expenses to Average Net Assets	0.06%	0.06%	0.06%	0.06%	0.06%
Ratio of Net Investment Income to Average Net Assets	0.91%	1.31%	1.30%	1.44%	1.56%
Portfolio Turnover Rate[2]	6%	14%	9%	8%	12%

1	Calculated based on average shares outstanding.
2	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

32

Mega Cap Growth Index Fund

Notes to Financial Statements

Vanguard Mega Cap Growth Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: ETF Shares and Institutional Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker.

Market disruptions associated with the COVID-19 pandemic have had a global impact, and uncertainty exists as to the long-term implications. Such disruptions can adversely affect assets of the fund and thus fund performance.

A.    The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.

33

Mega Cap Growth Index Fund

During the year ended August 31, 2020, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.

5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Collateral investments in Vanguard Market Liquidity Fund are subject to market appreciation or depreciation. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

6. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes, subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility; these fees are allocated to the funds

34

Mega Cap Growth Index Fund

based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate (or an acceptable alternate rate, if necessary), federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread, except that borrowings under the uncommitted credit facility may bear interest based upon an alternative rate agreed to by the fund and Vanguard.

In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.

For the year ended August 31, 2020, the fund did not utilize the credit facilities or the Interfund Lending Program.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities are amortized and accreted, respectively, to interest income over the lives of the respective securities, except for premiums on certain callable debt securities that are amortized to the earliest call date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B.    In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2020, the fund had contributed to Vanguard capital in the amount of $374,000, representing less than 0.01% of the fund’s net assets and 0.15% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

35

Mega Cap Growth Index Fund

C.    Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.

The following table summarizes the market value of the fund’s investments and derivatives as of August 31, 2020, based on the inputs used to value them:

	Level 1	Level 2	Level 3	Total
	($000)	($000)	($000)	($000)
Investments
Assets
Common Stocks	10,271,367	—	—	10,271,367
Temporary Cash Investments	1	475	—	476
Total	10,271,368	475	—	10,271,843
Derivative Financial Instruments
Assets
Futures Contracts[1]	11	—	—	11
Liabilities
Futures Contracts[1]	1	—	—	1

1 Represents variation margin on the last day of the reporting period.

D.    Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for in-kind redemptions were reclassified between the following accounts:

Amount
($000)
Paid-in Capital	315,440
Total Distributable Earnings (Loss)	(315,440)

36

Mega Cap Growth Index Fund

Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales and the recognition of unrealized gains or losses from certain derivative contracts. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:

Amount
($000)
Undistributed Ordinary Income	12,633
Undistributed Long-Term Gains	—
Capital Loss Carryforwards	(198,561)
Qualified Late-Year Losses	—
Net Unrealized Gains (Losses)	4,237,386

The tax character of distributions paid was as follows:

	Year Ended August 31,
	2020	2019
	Amount	Amount
	($000)	($000)
Ordinary Income *	51,972	34,235
Long-Term Capital Gains	—	—
Total	51,972	34,235

* Includes short-term capital gains, if any.

As of August 31, 2020, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Amount
($000)
Tax Cost	6,034,457
Gross Unrealized Appreciation	4,292,810
Gross Unrealized Depreciation	(55,424)
Net Unrealized Appreciation (Depreciation)	4,237,386

E.    During the year ended August 31, 2020, the fund purchased $3,774,706,000 of investment securities and sold $952,417,000 of investment securities, other than temporary cash investments. Purchases and sales include $3,327,882,000 and $570,205,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

37

Mega Cap Growth Index Fund

The fund purchased securities from and sold securities to other Vanguard funds or accounts managed by Vanguard or its affiliates, in accordance with procedures adopted by the board of trustees in compliance with Rule 17a-7 of the Investment Company Act of 1940. For the year ended August 31, 2020, such purchases and sales were $147,720,000 and $290,047,000, respectively; these amounts, other than temporary cash investments, are included in the purchases and sales of investment securities noted above.

F.    Capital share transactions for each class of shares were:

			Year Ended August 31,
		2020		2019
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
ETF Shares
Issued	3,379,154	22,750	602,968	4,900
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(578,031)	(4,000)	(513,521)	(4,200)
Net Increase (Decrease)—ETF Shares	2,801,123	18,750	89,447	700
Institutional Shares
Issued	41,327	157	21,064	89
Issued in Lieu of Cash Distributions	515	2	290	1
Redeemed	(35,126)	(116)	(22,721)	(97)
Net Increase (Decrease)—Institutional Shares	6,716	43	(1,367)	(7)

G.    Management has determined that no events or transactions occurred subsequent to August 31, 2020, that would require recognition or disclosure in these financial statements.

38

Mega Cap Value Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: August 31, 2010, Through August 31, 2020

Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended August 31, 2020
				Final Value
	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment
Mega Cap Value Index Fund ETF Shares Net Asset Value	2.94%	9.71%	11.96%	$30,948
Mega Cap Value Index Fund ETF Shares Market Price	3.02	9.71	11.97	30,986
Spliced Mega Cap Value Index	3.02	9.75	12.03	31,130
Dow Jones U.S. Total Stock Market Float Adjusted Index	21.20	13.77	14.88	40,053

Spliced Mega Cap Value Index: MSCI US Large Cap Value Index through April 16, 2013; CRSP US Mega Cap Value Index thereafter.

				Final Value
	One	Five	Ten	of a $5,000,000
	Year	Years	Years	Investment
Mega Cap Value Index Fund Institutional Shares	3.00%	9.72%	11.98%	$15,506,595
Spliced Mega Cap Value Index	3.02	9.75	12.03	15,565,163
Dow Jones U.S. Total Stock Market Float Adjusted Index	21.20	13.77	14.88	20,026,347

See Financial Highlights for dividend and capital gains information.

39

Mega Cap Value Index Fund

Cumulative Returns of ETF Shares: August 31, 2010, Through August 31, 2020

	One	Five	Ten
	Year	Years	Years
Mega Cap Value Index Fund ETF Shares Market Price	3.02%	58.93%	209.86%
Mega Cap Value Index Fund ETF Shares Net Asset Value	2.94	58.92	209.48
Spliced Mega Cap Value Index	3.02	59.20	211.30

For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares’ market prices have compared with their net asset value, visit vanguard.com, select your ETF, and then select the Price and Performance tab. The ETF premium/discount analysis there shows the percentages of days on which the ETF Shares’ market price was above or below the NAV.

40

Mega Cap Value Index Fund

Fund Allocation

As of August 31, 2020

Basic Materials	1.4%
Consumer Goods	12.4
Consumer Services	8.7
Financials	19.8
Health Care	23.4
Industrials	11.9
Oil & Gas	4.9
Technology	7.9
Telecommunications	4.4
Utilities	5.2

The table reflects the fund’s investments, except for short-term investments and derivatives. Sector categories are based on the Industry Classification Benchmark (“ICB”), except for the “Other” category (if applicable), which includes securities that have not been provided a ICB classification as of the effective reporting period.

The fund may invest in derivatives (such as futures and swap contracts) for various reasons, including, but not limited to, at-tempting to remain fully invested and tracking its target index as closely as possible.

The Industry Classification Benchmark (“ICB”) is owned by FTSE. FTSE does not accept any liability to any person for any loss or damage arising out of any error or omission in the ICB.

41

Mega Cap Value Index Fund

Financial Statements

Schedule of Investments

As of August 31, 2020

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.

		Market
		Value•
	Shares	($000)
Common Stocks (99.8%)
Basic Materials (1.4%)
Air Products & Chemicals Inc.	66,040	19,301
Dow Inc.	222,060	10,019
PPG Industries Inc.	70,540	8,493
LyondellBasell Industries NV Class A	74,770	4,896
		42,709
Consumer Goods (12.4%)
Procter & Gamble Co.	740,324	102,409
PepsiCo Inc.	414,977	58,122
Coca-Cola Co.	1,155,964	57,255
Philip Morris International Inc.	465,633	37,153
Mondelez International Inc. Class A	426,889	24,939
Altria Group Inc.	555,722	24,307
Kimberly-Clark Corp.	101,795	16,059
General Mills Inc.	181,262	11,592
General Motors Co.	385,202	11,414
Constellation Brands Inc. Class A	47,632	8,787
Ford Motor Co.	1,169,083	7,973
Archer-Daniels-Midland Co.	165,829	7,422
Kraft Heinz Co.	201,006	7,043
VF Corp.	92,851	6,105
Corteva Inc.	112,202	3,203
Tyson Foods Inc. Class A	43,880	2,756
Kellogg Co.	38,410	2,724
		389,263
Consumer Services (8.7%)
Walt Disney Co.	540,194	71,235
Walmart Inc.	423,730	58,835
Comcast Corp. Class A	681,084	30,519
CVS Health Corp.	390,852	24,280
Target Corp.	149,532	22,611
eBay Inc.	199,704	10,940
Sysco Corp.	143,982	8,659
Walgreens Boots Alliance Inc.	223,081	8,481
Kroger Co.	223,571	7,977
McKesson Corp.	48,364	7,421
Southwest Airlines Co.	175,992	6,614
Las Vegas Sands Corp.	114,328	5,798
Marriott International Inc. Class A	36,281	3,734
Delta Air Lines Inc.	95,218	2,937
Fox Corp. Class A	53,801	1,499
Fox Corp. Class B	20,617	573
		272,113
Financials (19.8%)
* Berkshire Hathaway Inc. Class B	563,521	122,870
JPMorgan Chase & Co.	865,684	86,733
Bank of America Corp.	2,335,078	60,105
Citigroup Inc.	622,614	31,828
Wells Fargo & Co.	1,102,519	26,626
BlackRock Inc.	43,337	25,750
Goldman Sachs Group Inc.	102,849	21,071
CME Group Inc.	107,319	18,874
Morgan Stanley	353,499	18,474
American Express Co.	180,630	18,350
Progressive Corp.	175,042	16,636
Truist Financial Corp.	402,902	15,637
US Bancorp	405,411	14,757
Chubb Ltd.	114,735	14,342
PNC Financial Services Group Inc.	120,529	13,403
Capital One Financial Corp.	136,358	9,413

42

Mega Cap Value Index Fund

			Market
			Value•
		Shares	($000)
	Bank of New York Mellon Corp.	238,477	8,819
	Travelers Cos. Inc.	75,685	8,782
	Allstate Corp.	93,982	8,740
	Prudential Financial Inc.	118,195	8,010
	MetLife Inc.	203,741	7,836
	American International Group Inc.	257,705	7,509
	Aflac Inc.	204,000	7,409
	Welltower Inc.	125,003	7,190
	State Street Corp.	99,886	6,801
	Equity Residential	111,208	6,278
	Charles Schwab Corp.	173,024	6,148
	T. Rowe Price Group Inc.	32,340	4,502
	TD Ameritrade Holding Corp.	80,728	3,098
	Simon Property Group Inc.	45,663	3,098
	Discover Financial Services	45,747	2,428
	Northern Trust Corp.	29,486	2,415
	Ventas Inc.	55,715	2,296
	Fifth Third Bancorp	106,142	2,193
	Boston Properties Inc.	10,429	906
*,^	Rocket Cos. Inc. Class A	29,889	837
*	Berkshire Hathaway Inc. Class A	1	328
			620,492
Health Care (23.4%)
	Johnson & Johnson	787,840	120,863
	UnitedHealth Group Inc.	283,628	88,648
	Merck & Co. Inc.	754,780	64,360
	Pfizer Inc.	1,661,058	62,771
	Abbott Laboratories	528,919	57,901
	AbbVie Inc.	527,009	50,472
	Amgen Inc.	175,880	44,554
	Medtronic plc	400,726	43,066
	Eli Lilly and Co.	257,438	38,201
	Gilead Sciences Inc.	375,062	25,035
	Anthem Inc.	75,388	21,223
	Bristol-Myers Squibb Co.	338,332	21,044
	Danaher Corp.	95,255	19,667
	Cigna Corp.	110,364	19,575
	Humana Inc.	39,496	16,398
*	Biogen Inc.	48,845	14,050
	HCA Healthcare Inc.	80,855	10,974
	Zimmer Biomet Holdings Inc.	61,839	8,712
	Baxter International Inc.	75,896	6,608
			734,122
Industrials (11.8%)
	Honeywell International Inc.	209,871	34,744
	3M Co.	171,954	28,032
	Raytheon Technologies Corp.	453,389	27,657
	Caterpillar Inc.	161,830	23,030
	Deere & Co.	93,561	19,653
	CSX Corp.	228,860	17,499
	United Parcel Service Inc. Class B	105,307	17,230
	General Electric Co.	2,615,589	16,583
	Norfolk Southern Corp.	76,545	16,268
	FedEx Corp.	70,274	15,449
	Northrop Grumman Corp.	44,837	15,362
	Waste Management Inc.	126,776	14,452
	Emerson Electric Co.	178,690	12,414
	DuPont de Nemours Inc.	219,445	12,236
	Eaton Corp. plc	119,586	12,210
	General Dynamics Corp.	72,933	10,893
	TE Connectivity Ltd.	98,606	9,525
	Cummins Inc.	44,161	9,152
	Johnson Controls International plc	222,564	9,065
	PACCAR Inc.	103,359	8,872
	Trane Technologies plc	71,627	8,480
	Parker-Hannifin Corp.	38,293	7,889
	Stanley Black & Decker Inc.	47,715	7,696
	Republic Services Inc. Class A	61,798	5,730
	Otis Worldwide Corp.	64,844	4,079
	Corning Inc.	113,530	3,685
	Fortive Corp.	45,264	3,264
			371,149
Oil & Gas (4.9%)
	Exxon Mobil Corp.	1,264,443	50,502
	Chevron Corp.	558,319	46,860
	ConocoPhillips	320,677	12,150
	Kinder Morgan Inc.	574,495	7,939
	Schlumberger Ltd.	414,394	7,878
	Phillips 66	130,432	7,626
	Williams Cos. Inc.	363,051	7,537
	Marathon Petroleum Corp.	194,601	6,901
	Valero Energy Corp.	122,127	6,423
			153,816
Technology (7.8%)
	Intel Corp.	1,266,143	64,510
	Cisco Systems Inc.	1,136,354	47,977
	QUALCOMM Inc.	336,392	40,064
	Oracle Corp.	612,995	35,076
	International Business Machines Corp.	265,528	32,742
	Cognizant Technology Solutions Corp. Class A	161,709	10,812
	HP Inc.	428,064	8,369
*	Dell Technologies Inc.	71,950	4,754
			244,304

43

Mega Cap Value Index Fund

		Market
		Value•
	Shares	($000)
Telecommunications (4.4%)
Verizon Communications Inc.	1,237,551	73,350
AT&T Inc.	2,130,658	63,515
		136,865
Utilities (5.2%)
NextEra Energy Inc.	146,357	40,858
Dominion Energy Inc.	250,889	19,680
Duke Energy Corp.	219,759	17,655
Southern Co.	316,011	16,489
American Electric Power Co. Inc.	148,226	11,685
Xcel Energy Inc.	157,146	10,918
Sempra Energy	87,391	10,806
Exelon Corp.	291,228	10,749
Public Service Enterprise Group Inc.	151,315	7,905
Consolidated Edison Inc.	100,067	7,139
PPL Corp.	229,373	6,338
Edison International	56,413	2,960
		163,182
Total Common Stocks (Cost $2,727,317)		3,128,015

Temporary Cash Investments (0.0%)
Money Market Fund (0.0%)
[1,2]	Vanguard Market Liquidity Fund, 0.147%	8,224	822

	Face
	Amount
	($000)
U.S. Government and Agency Obligations (0.0%)
[3] United States Cash Management Bill, 0.140%, 10/13/20	450	450
Total Temporary Cash Investments (Cost $1,272)		1,272
Total Investments (99.8%) (Cost $2,728,589)		3,129,287
Other Assets and Liabilities—Net (0.2%)		4,705
Net Assets (100%)		3,133,992

Cost is in $000.

•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
^	Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $792,000.
1	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
2	Collateral of $821,000 was received for securities on loan.
3	Securities with a value of $424,000 have been segregated as initial margin for open futures contracts.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
($000)
Value and
		Number of			Unrealized
		Long (Short	)	Notional	Appreciation
	Expiration	Contracts		Amount	(Depreciation	)
Long Futures Contracts
E-mini S&P 500 Index	September 2020	34		5,948	224

See accompanying Notes, which are an integral part of the Financial Statements.

44

Mega Cap Value Index Fund

Statement of Assets and Liabilities

As of August 31, 2020

($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value
Unaffiliated Issuers (Cost $2,727,767)	3,128,465
Affiliated Issuers (Cost $822)	822
Total Investment in Securities	3,129,287
Investment in Vanguard	124
Receivables for Accrued Income	8,934
Receivables for Capital Shares Issued	12
Total Assets	3,138,357
Liabilities
Due to Custodian	3,355
Collateral for Securities on Loan	821
Payables for Capital Shares Redeemed	75
Payables to Vanguard	105
Variation Margin Payable—Futures Contracts	9
Total Liabilities	4,365
Net Assets	3,133,992

At August 31, 2020, net assets consisted of:

Paid-in Capital	2,783,015
Total Distributable Earnings (Loss)	350,977
Net Assets	3,133,992

ETF Shares—Net Assets
Applicable to 38,209,807 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	3,016,861
Net Asset Value Per Share—ETF Shares	$78.96

Institutional Shares—Net Assets
Applicable to 748,143 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	117,131
Net Asset Value Per Share—Institutional Shares	$156.56

See accompanying Notes, which are an integral part of the Financial Statements.

45

Mega Cap Value Index Fund

Statement of Operations

Year Ended
August 31, 2020
($000)
Investment Income
Income
Dividends	82,216
Interest[1]	37
Securities Lending—Net	43
Total Income	82,296
Expenses
The Vanguard Group—Note B
Investment Advisory Services	416
Management and Administrative—ETF Shares	1,193
Management and Administrative—Institutional Shares	50
Marketing and Distribution—ETF Shares	139
Marketing and Distribution—Institutional Shares	3
Custodian Fees	25
Auditing Fees	32
Shareholders’ Reports—ETF Shares	69
Shareholders’ Reports—Institutional Shares	2
Trustees’ Fees and Expenses	2
Total Expenses	1,931
Net Investment Income	80,365
Realized Net Gain (Loss)
Investment Securities Sold[1,2]	21,105
Futures Contracts	609
Realized Net Gain (Loss)	21,714
Change in Unrealized Appreciation (Depreciation)
Investment Securities[1]	18,119
Futures Contracts	143
Change in Unrealized Appreciation (Depreciation)	18,262
Net Increase (Decrease) in Net Assets Resulting from Operations	120,341

1	Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $34,000, ($10,000), and $1,000, respectively. Purchases and sales are for temporary cash investment purposes.
2	Includes $56,212,000 of net gain (loss) resulting from in-kind redemptions; such gain (loss) is not taxable to the fund.

See accompanying Notes, which are an integral part of the Financial Statements.

46

Mega Cap Value Index Fund

Statement of Changes in Net Assets

	Year Ended August 31,
	2020	2019
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	80,365	69,674
Realized Net Gain (Loss)	21,714	194,851
Change in Unrealized Appreciation (Depreciation)	18,262	(221,389)
Net Increase (Decrease) in Net Assets Resulting from Operations	120,341	43,136
Distributions[1]
ETF Shares	(74,008)	(64,527)
Institutional Shares	(3,648)	(3,466)
Total Distributions	(77,656)	(67,993)
Capital Share Transactions
ETF Shares	526,191	351,597
Institutional Shares	(17,219)	5,455
Net Increase (Decrease) from Capital Share Transactions	508,972	357,052
Total Increase (Decrease)	551,657	332,195
Net Assets
Beginning of Period	2,582,335	2,250,140
End of Period	3,133,992	2,582,335

1	Certain prior period numbers have been reclassified to conform with current period presentation.

See accompanying Notes, which are an integral part of the Financial Statements.

47

Mega Cap Value Index Fund

Financial Highlights

ETF Shares

For a Share Outstanding			Year Ended August 31,
Throughout Each Period	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$78.94	$79.89	$70.19	$63.52	$56.89
Investment Operations
Net Investment Income	2.271[1]	2.261[1]	1.893[1]	1.843[1]	1.638
Net Realized and Unrealized Gain (Loss) on Investments	(.044)	(1.027)	9.668	6.557	6.583
Total from Investment Operations	2.227	1.234	11.561	8.400	8.221
Distributions
Dividends from Net Investment Income	(2.207)	(2.184)	(1.861)	(1.730)	(1.591)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(2.207)	(2.184)	(1.861)	(1.730)	(1.591)
Net Asset Value, End of Period	$78.96	$78.94	$79.89	$70.19	$63.52

Total Return	2.94%	1.69%	16.71%	13.40%	14.71%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$3,017	$2,448	$2,120	$1,717	$1,322
Ratio of Total Expenses to Average Net Assets	0.07%	0.07%	0.07%	0.07%	0.07%
Ratio of Net Investment Income to Average Net Assets	2.90%	2.90%	2.50%	2.73%	2.84%
Portfolio Turnover Rate[2]	9%	10%	8%	8%	8%

1	Calculated based on average shares outstanding.

2	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

48

Mega Cap Value Index Fund

Financial Highlights

Institutional Shares

For a Share Outstanding			Year Ended August 31,
Throughout Each Period	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$156.53	$158.41	$139.18	$125.94	$112.80
Investment Operations
Net Investment Income	4.522[1]	4.467[1]	3.743[1]	3.596[1]	3.259
Net Realized and Unrealized Gain (Loss) on Investments	(.102)	(2.002)	19.188	13.077	13.063
Total from Investment Operations	4.420	2.465	22.931	16.673	16.322
Distributions
Dividends from Net Investment Income	(4.390)	(4.345)	(3.701)	(3.433)	(3.182)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(4.390)	(4.345)	(3.701)	(3.433)	(3.182)
Net Asset Value, End of Period	$156.56	$156.53	$158.41	$139.18	$125.94

Total Return	3.00%	1.68%	16.71%	13.41%	14.72%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$117	$134	$131	$125	$207
Ratio of Total Expenses to Average Net Assets	0.06%	0.06%	0.06%	0.06%	0.06%
Ratio of Net Investment Income to Average Net Assets	2.89%	2.91%	2.51%	2.74%	2.85%
Portfolio Turnover Rate[2]	9%	10%	8%	8%	8%

1	Calculated based on average shares outstanding.

2	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

49

Mega Cap Value Index Fund

Notes to Financial Statements

Vanguard Mega Cap Value Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: ETF Shares and Institutional Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker.

Market disruptions associated with the COVID-19 pandemic have had a global impact, and uncertainty exists as to the long-term implications. Such disruptions can adversely affect assets of the fund and thus fund performance.

A.   The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.

50

Mega Cap Value Index Fund

During the year ended August 31, 2020, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.

5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Collateral investments in Vanguard Market Liquidity Fund are subject to market appreciation or depreciation. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

6. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes, subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management

51

Mega Cap Value Index Fund

and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate (or an acceptable alternate rate, if necessary), federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread, except that borrowings under the uncommitted credit facility may bear interest based upon an alternative rate agreed to by the fund and Vanguard.

In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.

For the year ended August 31, 2020, the fund did not utilize the credit facilities or the Interfund Lending Program.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities are amortized and accreted, respectively, to interest income over the lives of the respective securities, except for premiums on certain callable debt securities that are amortized to the earliest call date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B.   In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2020, the fund had contributed to Vanguard capital in the amount of $124,000, representing less than 0.01% of the fund’s net assets and 0.05% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

52

Mega Cap Value Index Fund

C.   Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.

The following table summarizes the market value of the fund’s investments and derivatives as of August 31, 2020, based on the inputs used to value them:

	Level 1	Level 2	Level 3	Total
	($000)	($000)	($000)	($000)
Investments
Assets
Common Stocks	3,128,015	—	—	3,128,015
Temporary Cash Investments	822	450	—	1,272
Total	3,128,837	450	—	3,129,287
Derivative Financial Instruments
Liabilities
Futures Contracts[1]	9	—	—	9

1  Represents variation margin on the last day of the reporting period.

D.   Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for in-kind redemptions were reclassified between the following accounts:

Amount
($000)
Paid-in Capital	56,215
Total Distributable Earnings (Loss)	(56,215)

53

Mega Cap Value Index Fund

Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales and the recognition of unrealized gains or losses from certain derivative contracts. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:

Amount
($000)
Undistributed Ordinary Income	16,445
Undistributed Long-Term Gains	—
Capital Loss Carryforwards	(66,166)
Qualified Late-Year Losses	—
Net Unrealized Gains (Losses)	400,698

The tax character of distributions paid was as follows:

	Year Ended August 31,
	2020	2019
	Amount	Amount
	($000)	($000)
Ordinary Income *	77,656	67,993
Long-Term Capital Gains	—	—
Total	77,656	67,993

* Includes short-term capital gains, if any.

As of August 31, 2020, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Amount
($000)
Tax Cost	2,728,589
Gross Unrealized Appreciation	624,821
Gross Unrealized Depreciation	(224,123)
Net Unrealized Appreciation (Depreciation)	400,698

54

Mega Cap Value Index Fund

E.   During the year ended August 31, 2020, the fund purchased $901,674,000 of investment securities and sold $389,318,000 of investment securities, other than temporary cash investments. Purchases and sales include $608,473,000 and $144,076,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

The fund purchased securities from and sold securities to other Vanguard funds or accounts managed by Vanguard or its affiliates, in accordance with procedures adopted by the board of trustees in compliance with Rule 17a-7 of the Investment Company Act of 1940. For the year ended August 31, 2020, such purchases and sales were $104,294,000 and $88,501,000, respectively; these amounts, other than temporary cash investments, are included in the purchases and sales of investment securities noted above.

F.   Capital share transactions for each class of shares were:

			Year Ended August 31,
		2020		2019
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
ETF Shares
Issued	673,200	9,075	828,137	10,705
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(147,009)	(1,875)	(476,540)	(6,225)
Net Increase (Decrease)—ETF Shares	526,191	7,200	351,597	4,480
Institutional Shares
Issued	7,676	51	24,632	157
Issued in Lieu of Cash Distributions	2,292	15	1,944	13
Redeemed	(27,187)	(177)	(21,121)	(136)
Net Increase (Decrease)—Institutional Shares	(17,219)	(111)	5,455	34

At August 31, 2020, one shareholder was the record or beneficial owner of 26% of the fund’s net assets. If this shareholder were to redeem its investment in the fund, the redemption might result in an increase in the fund’s expense ratio, cause the fund to incur higher transaction costs, or lead to the realization of taxable capital gains.

G.   Management has determined that no events or transactions occurred subsequent to August 31, 2020, that would require recognition or disclosure in these financial statements.

55

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard World Fund and Shareholders of Vanguard Mega Cap Index Fund, Vanguard Mega Cap Growth Index Fund and Vanguard Mega Cap Value Index Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Vanguard Mega Cap Index Fund, Vanguard Mega Cap Growth Index Fund and Vanguard Mega Cap Value Index Fund (three of the funds constituting Vanguard World Fund, hereafter collectively referred to as the “Funds”) as of August 31, 2020, the related statements of operations for the year ended August 31, 2020, the statements of changes in net assets for each of the two years in the period ended August 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2020, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended August 31, 2020 and each of the financial highlights for each of the five years in the period ended August 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2020 by correspondence with the custodian and brokers and by agreement to the underlying ownership records of the transfer agent; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

October 15, 2020

We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.

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Special 2020 tax information (unaudited) for Vanguard Mega Cap Index Funds

This This information for the fiscal year ended August 31, 2020, is included pursuant to provisions of the Internal Revenue Code.

The funds distributed qualified dividend income to shareholders during the fiscal year as follows:

Fund	($000)
Mega Cap Index Fund	44,252
Mega Cap Growth Index Fund	51,973
Mega Cap Value Index Fund	77,657

For corporate shareholders, the percentage of investment income (dividend income plus short-term gains, if any) that qualifies for the dividends-received deduction is as follows:

Fund	Percentage
Mega Cap Index Fund	97.9%
Mega Cap Growth Index Fund	95.6
Mega Cap Value Index Fund	99.1

57

Trustees Approve Advisory Arrangements

The board of trustees of Vanguard Mega Cap Index Fund, Vanguard Mega Cap Growth Index Fund, and Vanguard Mega Cap Value Index Fund has renewed each fund’s investment advisory arrangement with The Vanguard Group, Inc. (Vanguard), through its Equity Index Group. The board determined that continuing each fund’s internalized management structure was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. This evaluation included information provided to the board by Vanguard’s Portfolio Review Department, which is responsible for fund and advisor oversight and product management. The Portfolio Review Department met regularly with the advisor and made monthly presentations to the board during the fiscal year that directed the board’s focus to relevant information and topics.

The board, or an investment committee made up of board members, also received information throughout the year through advisor presentations. For each advisor presentation, the board was provided with letters and reports that included information about, among other things, the advisory firm and the advisor’s assessment of the investment environment, portfolio performance, and portfolio characteristics.

In addition, the board received monthly reports, which included a Market and Economic Report, a Fund Dashboard Monthly Summary, and a Fund Performance Report.

Prior to their meeting, the trustees were provided with a memo and materials that summarized the information they received over the course of the year. They also considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangements. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board reviewed the quality of each fund’s investment management services over both the short and long term, and took into account the organizational depth and stability of the advisor. The board considered that Vanguard has been managing investments for more than four decades. The Equity Index Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of each advisory arrangement.

Investment performance

The board considered the short- and long-term performance of each fund, including any periods of outperformance or underperformance compared with its target index and peer group. The board concluded that the performance was such that each advisory arrangement should continue.

58

Cost

The board concluded that each fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that each fund’s advisory expenses were also well below the peer-group average.

The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees.

The benefit of economies of scale

The board concluded that each fund’s arrangement with Vanguard ensures that the funds will realize economies of scale as they grow, with the cost to shareholders declining as fund assets increase.

The board will consider whether to renew the advisory arrangements again after a one-year period.

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Liquidity Risk Management

Vanguard funds (except for the money market funds) have adopted and implemented a written liquidity risk management program (the “Program”) as required by Rule 22e-4 under the Investment Company Act of 1940. Rule 22e-4 requires that each fund adopt a program that is reasonably designed to assess and manage the fund’s liquidity risk, which is the risk that the fund could not meet redemption requests without significant dilution of remaining investors’ interests in the fund.

Assessment and management of a fund’s liquidity risk under the Program take into consideration certain factors, such as the fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions, its short- and long-term cash-flow projections during both normal and reasonably foreseeable stressed conditions, and its cash and cash-equivalent holdings and access to other funding sources. As required by the rule, the Program includes policies and procedures for classification of fund portfolio holdings in four liquidity categories, maintaining certain levels of highly liquid investments, and limiting holdings of illiquid investments.

The board of trustees of Vanguard World Fund approved the appointment of liquidity risk management program administrators responsible for administering the Program for Vanguard Mega Cap Index Fund, Vanguard Mega Cap Growth Index Fund, and Vanguard Mega Cap Value Index Fund, and for carrying out the specific responsibilities set forth in the Program, including reporting to the board on at least an annual basis regarding the Program’s operation, its adequacy, and the effectiveness of its implementation for the past year (the “Program Administrator Report”). The board has reviewed the Program Administrator Report covering the period from December 1, 2018, through December 31, 2019 (the “Review Period”). The Program Administrator Report stated that during the Review Period the Program operated and was implemented effectively to manage the funds’ liquidity risk.

60

The CRSP US Mega Cap Index, CRSP US Mega Cap Growth Index, and CRSP US Mega Cap Value Index (the “Indexes”) are products of the Center for Research in Security Prices (“CRSP”) at the Booth School of Business of the University of Chicago (“University”), and have been licensed for use by Vanguard. CRSP® is a trademark of the University and has been licensed by the University for use for certain purposes by Vanguard. Vanguard Mega Cap Index Fund, Mega Cap Growth Index Fund, and Mega Cap Value Index Fund are not sponsored, endorsed, sold or promoted by the University. The University makes no representation or warranty, express or implied, to the owners of Vanguard Mega Cap Index Fund, Mega Cap Growth Index Fund, and Mega Cap Value Index Fund or any member of the public regarding the advisability of investing in securities generally or in Vanguard Mega Cap Index Fund, Mega Cap Growth Index Fund, and Mega Cap Value Index Fund particularly or the ability of the Indexes to track general market performance. The Indexes are determined, composed and calculated without regard to Vanguard or Vanguard Mega Cap Index Fund, Mega Cap Growth Index Fund, and Mega Cap Value Index Fund. The University has no obligation to take the needs of Vanguard or the owners of Vanguard Mega Cap Index Fund, Mega Cap Growth Index Fund, and Mega Cap Value Index Fund into consideration in determining, composing or calculating the Index. The University is not responsible for and has not participated in the determination of the prices, and amount of Vanguard Mega Cap Index Fund, Mega Cap Growth Index Fund, and Mega Cap Value Index Fund or the timing of the issuance or sale of Vanguard Mega Cap Index Fund, Mega Cap Growth Index Fund, and Mega Cap Value Index Fund or in the determination or calculation of the equation by which Vanguard Mega Cap Index Fund, Mega Cap Growth Index Fund, and Mega Cap Value Index Fund are to be converted into cash, surrendered or redeemed, as the case may be. The University has no obligation or liability in connection with the administration, marketing or trading of Vanguard Mega Cap Index Fund, Mega Cap Growth Index Fund, and Mega Cap Value Index Fund. There is no assurance that investment products based on the Indexes will accurately track index performance or provide positive investment returns. The University is not an investment advisor. Inclusion of a security within an index is not a recommendation by the University to buy, sell, or hold such security, nor is it considered to be investment advice.

THE UNIVERSITY DOES NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE INDEXES OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. THE UNIVERSITY SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. THE UNIVERSITY MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY VANGUARD, OWNERS OF VANGUARD MEGA CAP INDEX FUND, MEGA CAP GROWTH INDEX FUND, AND MEGA CAP VALUE INDEX FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEXES OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL THE UNIVERSITY BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF IT HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN THE UNIVERSITY AND VANGUARD, OTHER THAN THE LICENSORS, IF ANY, OF THE UNIVERSITY.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 212 Vanguard funds.

Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustee1

Mortimer J. Buckley

Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (2018–present) of Vanguard; chief executive officer, president, and trustee (2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Chairman of the board (2011–2017) and trustee (2009–2017) of the Children’s Hospital of Philadelphia; and trustee (2018–present) and vice chair (2019–present) of The Shipley School.

Independent Trustees

Emerson U. Fullwood

Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Director of SPX FLOW, Inc. (multi-industry manufacturing). Director of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, and Roberts Wesleyan College. Trustee of the University of Rochester.

Amy Gutmann

Born in 1949. Trustee since June 2006. Principal occupation(s) during the past five years and other experience: president (2004–present) of the University of Pennsylvania. Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and professor of communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania.

F. Joseph Loughrey

Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services) and the Lumina Foundation. Director of the V Foundation. Member of the advisory

1	Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

council for the College of Arts and Letters and chair of the advisory board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.

Scott C. Malpass

Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (retired June 2020) and vice president (retired June 2020) of the University of Notre Dame. Assistant professor of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee (retired June 2020). Member of the board of Catholic Investment Services, Inc. (investment advisors) and the board of superintendence of the Institute for the Works of Religion.

Deanna Mulligan

Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chief executive officer (2011–present) of The Guardian Life Insurance Company of America. President (2010–2019), chief operating officer (2010–2011), and executive vice president (2008–2010) of Individual Life and Disability of The Guardian Life Insurance Company of America. Member of the board of The Guardian Life Insurance Company of America, the American Council of Life Insurers, and the Economic Club of New York. Trustee of the Partnership for New York City (business leadership), Chief Executives for Corporate Purpose, NewYork-Presbyterian Hospital, Catalyst, and the Bruce Museum (arts and science). Member of the Advisory Council for the Stanford Graduate School of Business.

André F. Perold

Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies (private investment firm). Member of the board of advisors and member of the investment committee of the Museum of Fine Arts Boston. Member of the board (2018–present) of RIT Capital Partners (investment firm). Member of the investment committee of Partners Health Care System.

Sarah Bloom Raskin

Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Member of the board of directors (2012–2014) of Neighborhood Reinvestment Corporation. Director (2017–present) of i(x) Investments, LLC; director (2017–present) of Reserve Trust. Rubenstein Fellow (2017–present) of Duke University; trustee (2017–present) of Amherst College, and trustee (2019–present) of the Folger Shakespeare Library.

Peter F. Volanakis

Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Chairman of the board of trustees of Colby-Sawyer College. Member of the board of Hypertherm Inc. (industrial cutting systems, software, and consumables).

Executive Officers

John Bendl

Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2019–present) of each of the investment companies served by Vanguard. Chief accounting officer, treasurer, and controller of Vanguard (2017–present). Partner (2003–2016) at KPMG (audit, tax, and advisory services).

Glenn Booraem

Born in 1967. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (2017–present), treasurer (2015–2017), controller (2010–2015), and assistant controller (2001–2010) of each of the investment companies served by Vanguard.

Christine M. Buchanan

Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).

David Cermak

Born in 1960. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (2019–present) of each of the investment companies served by Vanguard. Managing director and head (2017–present) of Vanguard Investments Singapore. Managing director and head (2017–2019) of Vanguard Investments Hong Kong. Representative director and head (2014–2017) of Vanguard Investments Japan.

Thomas J. Higgins

Born in 1957. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (2019–present), chief financial officer (2008–2019), and treasurer (1998–2008) of each of the investment companies served by Vanguard.

Peter Mahoney

Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.

Anne E. Robinson

Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express.

Michael Rollings

Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.

John E. Schadl

Born in 1972. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2019–present) of Vanguard and of each of the investment companies served by Vanguard. Assistant vice president (2019–present) of Vanguard Marketing Corporation.

Vanguard Senior Management Team

Joseph Brennan	Chris D. McIsaac
Mortimer J. Buckley	James M. Norris
Gregory Davis	Thomas M. Rampulla
John James	Karin A. Risi
Martha G. King	Anne E. Robinson
John T. Marcante	Michael Rollings

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447

Direct Investor Account Services > 800-662-2739

Institutional Investor Services > 800-523-1036

Text Telephone for People

Who Are Deaf or Hard of Hearing > 800-749-7273

This material may be used in conjunction with the offering of shares of any Vanguard fund only if preceded or accompanied by the fund’s current prospectus.

All comparative mutual fund data are from Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting vanguard.com/proxyreporting or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either vanguard.com/proxyreporting or www.sec.gov.

You can review information about your fund on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request via email addressed to publicinfo@sec.gov.

Source for Bloomberg Barclays indexes: Bloomberg Index Services Limited. Copyright 2020, Bloomberg. All rights reserved.

© 2020 The Vanguard Group, Inc.

All rights reserved.

U.S. Patent Nos. 6,879,964; 7,337,138;

7,720,749; 7,925,573; 8,090,646; 8,417,623; and 8,626,636.

Vanguard Marketing Corporation, Distributor.

Q8280 102020

Annual Report | August 31, 2020 Vanguard Global Wellington™ Fund

See the inside front cover for important information about access to your fund’s annual and semiannual shareholder reports.

Important information about access to shareholder reports

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of your fund’s annual and semiannual shareholder reports will no longer be sent to you by mail, unless you specifically request them. Instead, you will be notified by mail each time a report is posted on the website and will be provided with a link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and do not need to take any action. You may elect to receive shareholder reports and other communications from the fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you invest directly with the fund, by calling Vanguard at one of the phone numbers on the back cover of this report or by logging on to vanguard.com.

You may elect to receive paper copies of all future shareholder reports free of charge. If you invest through a financial intermediary, you can contact the intermediary to request that you continue to receive paper copies. If you invest directly with the fund, you can call Vanguard at one of the phone numbers on the back cover of this report or log on to vanguard.com. Your election to receive paper copies will apply to all the funds you hold through an intermediary or directly with Vanguard.

Contents

Your Fund’s Performance at a Glance	1

Advisors’ Report	2

About Your Fund’s Expenses	6

Performance Summary	8

Financial Statements	10

Liquidity Risk Management	29

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Performance at a Glance

•    For the 12 months ended August 31, 2020, Vanguard Global Wellington Fund returned 6.22% for Investor Shares and 6.38% for Admiral Shares. Its benchmark returned 13.30%.

•    Stock market indexes across the globe hit record highs in February, then fell sharply as the coronavirus spread beyond China, leading many countries to close nonessential businesses, impose lockdowns, and restrict travel. Markets rose later in the fiscal year as policymakers implemented strong responses to the ensuing economic crisis, treatments for the virus improved, vaccine trials began, and many countries started to ease pandemic-related restrictions.

•    In the bond markets, volatility rose and liquidity fell as the pandemic spread in March. Nonetheless, by the end of the period, bond yields were significantly lower and bond prices were higher.

•    The fund underperformed its stock benchmark in seven of the 11 industry sectors. It was most hampered by stock selection in consumer discretionary, technology, and health care. By region, selection in emerging markets was a bright spot.

•    The fund outperformed its fixed income benchmark, thanks in part to security selection in industrial sectors, particularly communications and technology.

Market Barometer

	Average Annual Total Returns
	Periods Ended August 31, 2020
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	22.50%	14.58%	14.31%
Russell 2000 Index (Small-caps)	6.02	5.03	7.65
Russell 3000 Index (Broad U.S. market)	21.44	13.95	13.86
FTSE All-World ex US Index (International)	8.78	2.92	6.00

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index
(Broad taxable market)	6.47%	5.09%	4.33%
Bloomberg Barclays Municipal Bond Index
(Broad tax-exempt market)	3.24	4.09	3.99
FTSE Three-Month U.S. Treasury Bill Index	1.18	1.67	1.15

CPI
Consumer Price Index	1.31%	1.92%	1.75%

1

Advisor’s Report

Vanguard Global Wellington Fund returned 6.22% for Investor Shares and 6.38% for Admiral Shares for the year ended August 31, 2020. The fund underperformed the 13.30% return of its custom benchmark, which is weighted 65% in the FTSE Developed Index (net of tax) and 35% in the Bloomberg Barclays Fixed Income Composite Index. The composite index consists of 80% Bloomberg Barclays Global Aggregate Credit Index (USD Hedged), 10% Bloomberg Barclays Global Aggregate Treasury Index (USD Hedged), and 10% Bloomberg Barclays Global Aggregate Securitized Index (USD Hedged).

Investment environment

For the fiscal year, the Standard & Poor’s 500 Index returned 21.94%, the MSCI World Index returned 17.41%, and the MSCI EAFE Index Gross returned 6.60%. The U.S. fixed income market advanced, with the Bloomberg Barclays U.S. Aggregate Index returning 6.47%. Non-U.S. bonds returned 0.72%, as measured by the Bloomberg Barclays Global Aggregate ex-USD Hedged Index, and the higher-quality Bloomberg Barclays U.S. Credit A or Better Index returned 7.45%. The yield on the 10-year U.S. Treasury began the period at 1.50% and finished at 0.72%.

In late 2019, the U.S. canceled scheduled tariffs in an effort to secure a phase-one trade deal with China. U.K. equities rose after the Conservative Party’s victory in the general election lifted uncertainty about the country’s departure from the European Union (EU) and concerns about the Labor Party’s plans to nationalize large swaths of the nation’s economy.

Global equities ended the first quarter of 2020 sharply lower as the COVID-19 pandemic caused unprecedented disruption to financial markets and economies. Market volatility remained extremely high, and liquidity plunged to record lows. Oil prices fell to their lowest level since 2002 as the world’s largest oil producers failed to agree on whether to reduce output as demand collapsed. The U.K. officially departed the EU on January 31, and the pandemic delayed U.K.-EU trade agreement discussions.

Global equities surged during the second quarter of 2020 and continued to rise toward the end of the period, supported by ongoing fiscal and monetary stimulus, encouraging COVID-19 vaccine trials, and further evidence of an acceleration in the global economy. However, a rising wave of infections pressured the recovery.

Absolute returns across most major (U.S.) fixed income spread sectors were positive for the 12 months. On an excess return basis, most spread sectors posted negative returns. Sovereign yields also declined to historic lows in several developed markets.

Monetary policy had taken a dovish pivot in 2019 because of tepid economic data, trade policy uncertainty, and stubbornly low inflation. But in response to the COVID-19 pandemic, the U.S. Federal Reserve cut

2

rates to near zero and committed to buying unlimited amounts of Treasury and agency mortgage-backed securities. The Fed increased the size and scope of its asset purchase program to include corporate bonds, agency commercial mortgage-backed securities, and commercial paper, while also lending support to the municipal funding market.

Global central banks added extraordinary monetary stimulus to support global economies. The European Central Bank (ECB) expanded its massive asset purchase program, which included non-financial commercial paper for the first time, and eased collateral rules. Credit spreads widened as the pandemic led to a flight to safety in U.S. Treasuries.

Toward the end of the fiscal year, the Fed announced a policy shift to an average inflation target. It also modified its employment objective to indicate that maximum employment is a “broad-based” and “inclusive” goal and noted that policy will respond to “shortfalls” from maximum employment rather than “deviations.” We interpret this to suggest that the Fed may adopt an asymmetrical approach and allow the unemployment rate to remain quite low for a sustained period unless inflation increases.

The U.S. dollar (USD) generated mixed results against global currencies, while emerging-market and commodity-linked currencies lagged on recession fears stemming from the pandemic and a collapse in OPEC+ talks early in 2020. The euro performed well, driven by the proposal of and subsequent agreement on the Next Generation EU plan.

The fund’s shortfalls

In the equity portfolio, security selection was the primary driver of relative underperformance, particularly in consumer discretionary and information technology. An underweight to information technology and an overweight to energy also detracted.

In information technology, not holding Apple was the top detractor from relative returns as anticipation of the upcoming iPhone refresh cycle propelled the stock to peak valuation. We do not hold it in the portfolio because of concerns about the long-term investment outlook related to the commoditizing nature of the smartphone industry beyond the 5G refresh cycle and the valuation premium the market has placed on Apple’s business model transformation.

In consumer discretionary, not holding Amazon also detracted from relative returns as the shutdown of the physical economy created an extremely favorable environment for the company’s retail and AWS businesses. We believe these trends will normalize with the reopening of physical retail and return to physical places of work. Amazon is a high price-to-earnings non-yielder that is taking on increasingly complicated end markets. Because it does not fit our investment approach, we chose not to own shares.

3

Our overweight to Suncor Energy was another top detractor because of the deep correction in oil prices set off by the failed OPEC supply agreement and severely reduced demand amid restricted global economic activity. We reduced our position but continue to hold the stock because of its efficient operating model and financial flexibility. We believe the company’s diversified cash flow stream stemming from its integrated model can help it weather the downturn.

In the fixed income portfolio, an overweight to and security selection in the banking sector detracted the most from returns. In securitized sectors, positioning in asset-backed securities (ABS) slightly hindered performance. An overweight to and security selection in local authority bonds also detracted.

The fund’s successes

While security selection and sector allocation detracted from relative returns overall, they were partially offset by positive impacts from security selection in industrials and materials and an overweight to health care.

Taiwan Semiconductor, one of the strongest competitors in the semiconductor supply chain, performed well as demand remained strong during the shutdown. The company’s new technology ramp supported this demand, and its customers proved resilient. Its balance of quality with strong dividend income and a fortress balance sheet are attractive.

Shandong Weigao rose sharply as its product portfolio gained traction in China and profitability improved on better execution in product development. Increased demand for its products and profitability improvements caused the company’s sales and earnings to grow faster than expected. Positive changes in corporate governance also contributed to the more favorable valuation. While we still view the company positively, the rapid expansion in valuation led us to eliminate the position.

In the fixed income portfolio, security selection in industrial sectors, particularly communications and technology, contributed to relative outperformance. The fund’s positioning in local agency and supranationals, and within securitized sectors, particularly an underweight to and security selection in mortgage-backed passthroughs, aided relative performance. Duration and yield curve positioning also contributed.

The fund’s positioning and outlook

In the equity portfolio, our largest overweights were in industrials, financials, and health care. Our largest underweights were in information technology, communication services, and materials. By region, the portfolio was overweighted in Europe and emerging markets and underweighted in North America and Asia Pacific ex-Japan.

4

With global economies reopening, we are focused on stimulus programs, central bank actions, and developments in health care. We believe these factors will drive company fundamentals in 2021 and beyond, informing our long-term views and positioning for a cyclical improvement in economic activity.

In the near term, we are mindful of risks and volatility in global equity markets amid policy uncertainty surrounding elections in the U.S. and Japan and Brexit, and have positioned the portfolio for a range of outcomes. We are leaning into the downside support of stronger balance sheets and dividend compounding and the potential upside of depressed valuations, primarily among economically depressed sectors.

With a historically low number of stocks driving the majority of global equity returns and elevated valuations, we believe our differentiated focus on valuation and dividends should provide downside protection and attractive returns. We are finding significant investment opportunity in the current valuation of leading dividend-paying franchises that are mispriced because of pandemic-induced shutdowns.

We have increased positions in industry leaders whose earnings have declined but whose long-term earnings power and competitive position are expected to improve. We believe the compounding value of their expected dividends will be an important contributor to total return in this low-interest-rate environment. The markets are currently seeking safety in a narrow group of highly valued, predominantly non-dividend-paying stocks whose fundamentals are less impaired, and in some cases enhanced, by mandated shutdowns.

We continue to maintain a modestly pro-cyclical risk posture. Our base case is for an improving economy and elevated volatility as the path of COVID-19 develops. Significant policy changes post-U.S. elections remain a key risk, along with a potential second wave of COVID-19.

We expect the Fed to maintain its current trajectory and U.S. rates to remain low and range-bound. We have positioned the fixed income portfolio with close-to-benchmark-neutral duration. Credit remains the main investment focus. Despite compression pushing spreads to more normal levels, Fed purchases remain a tailwind and likely to further support spread levels.

We are underweighted in credit risk globally, driven by an underweight to richly valued supranationals, partly offset by an overweight to corporates and taxable municipals. We favor USD-denominated corporates and focus on higher-quality, less-cyclical sectors. We expect our significant positioning there to benefit from supportive global central bank policy and search for yield.

5

We are overweighted in euro-denominated corporate risk and underweighted in euro-denominated supranationals. We view ECB bond purchases as very supportive of euro-denominated assets. We remain underweighted in U.K. credit risk as we do not believe the market is compensating for Brexit uncertainties and the longer-term economic impacts. We are also underweighted in emerging markets, focusing instead on countries that are better able to cope with the economic and health care impacts of COVID-19.

We believe credit fundamentals will remain strained in the medium term; however, liquidity is robust and spread widening is likely an opportunity for long-term investors. On an industry basis, the portfolio is overweighted in less-cyclical sectors such as communications and electric utilities. We are cautious about more cyclical sectors such as energy and seek opportunities to move up in credit quality.

We are also overweighted in traditional sectors of ABS, which remain well-protected from defaults. In agency MBS, we are underweighted in agency pass-throughs overall but overweighted in low-coupon to-be-announced (TBA) securities to maintain carry and liquidity. We favor collateralized mortgage obligations and delegated underwriting and servicing (DUS) bonds for their stable cash flows. We hold adequate liquidity in the fixed income portion of the fund, notably government bonds as our “all-weather” liquidity buffer.

Nataliya Kofman

Managing Director and

Equity Portfolio Manager

Michael E. Stack, CFA

Senior Managing Director and

Fixed Income Portfolio Manager

Loren L. Moran, CFA

Senior Managing Director and

Fixed Income Portfolio Manager

Wellington Management Company LLP

September 11, 2020

6

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

7

Six Months Ended August 31, 2020

	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Global Wellington Fund	2/29/2020	8/31/2020	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,054.00	$2.17
Admiral™ Shares	1,000.00	1,054.72	1.65
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,023.03	$2.14
Admiral Shares	1,000.00	1,023.53	1.63

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for the period are 0.42% for Investor Shares and 0.32% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/366).

8

Global Wellington Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: November 2, 2017, Through August 31, 2020

Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended August 31, 2020
		Since	Final Value
	One	Inception	of a $10,000
	Year	(11/2/2017)	Investment
Global Wellington Fund Investor Shares	6.22%	5.98%	$11,785
Global Wellington Composite Index	13.30	8.00	12,432
Bloomberg Barclays Global Aggregate Bond Index	5.54	4.59	11,353
FTSE Developed Net Tax Index	17.41	8.84	12,706

Global Wellington Composite Index: 65% FTSE Developed Index (net of tax) and 35% Bloomberg Barclays Fixed Income Composite Index, composed of 80% Bloomberg Barclays Global Aggregate Credit Index (USD Hedged), 10% Bloomberg Barclays Global Aggregate Treasury Index (USD Hedged), and 10% Bloomberg Barclays Global Aggregate Securitized Index (USD Hedged).

"Since Inception" performance is calculated from the Investor Shares’ inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

9

Global Wellington Fund

	Average Annual Total Returns
	Periods Ended August 31, 2020
		Since	Final Value
	One	Inception	of a $50,000
	Year	(11/2/2017)	Investment
Global Wellington Fund Admiral Shares	6.38%	6.09%	$59,098
Global Wellington Composite Index	13.30	8.00	62,161
Bloomberg Barclays Global Aggregate Bond Index	5.54	4.59	56,766
FTSE Developed Net Tax Index	17.41	8.84	63,531

"Since Inception" performance is calculated from the Admiral Shares’ inception date for both the fund and its comparative standards.

10

Global Wellington Fund

Fund Allocation

As of August 31, 2020

Canada	2.1%
France	5.8
Germany	1.6
Japan	6.8
South Korea	1.0
Spain	2.1
Switzerland	4.6
Taiwan	1.6
United Kingdom	7.5
United States	60.9
Other	6.0

The table reflects the fund’s investments, except for short-term investments and derivatives.

11

Global Wellington Fund

Financial Statements

Schedule of Investments

As of August 31, 2020

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.

		Market
		Value•
	Shares	($000)
Common Stocks (65.1%)
Canada (1.0%)
Dollarama Inc.	184,999	7,222
Suncor Energy Inc.	363,209	5,828
		13,050
France (3.8%)
Vinci SA	114,810	10,757
TOTAL SE	238,583	9,465
* Engie SA	675,822	9,402
Arkema SA	77,458	8,576
* BNP Paribas SA	133,337	5,809
Schneider Electric SE	23,663	2,926
Legrand SA	30,864	2,576
		49,511
Germany (0.5%)
Bayerische Motoren Werke AG	82,024	5,911

Hong Kong (0.5%)
CK Asset Holdings Ltd.	1,107,240	6,010

Italy (0.1%)
Assicurazioni Generali SPA	73,777	1,146

Japan (5.8%)
Tokio Marine Holdings Inc.	294,697	13,601
Marui Group Co. Ltd.	567,365	10,352
Isuzu Motors Ltd.	934,614	9,235
Nippon Telegraph & Telephone Corp.	388,344	8,837
Astellas Pharma Inc.	500,000	7,844
Honda Motor Co. Ltd.	262,700	6,688
Sumitomo Mitsui Financial Group Inc.	178,901	5,261
Mitsubishi Estate Co. Ltd.	326,800	5,114
Mitsubishi UFJ Financial Group Inc.	1,205,322	5,029
Seven & i Holdings Co. Ltd.	114,283	3,687
		75,648
Netherlands (0.2%)
* ING Groep NV	382,265	3,120

South Korea (1.0%)
Samsung Electronics Co. Ltd.	275,646	12,516

12

Global Wellington Fund

		Market
		Value•
	Shares	($000)
Spain (1.5%)
* Iberdrola SA	1,153,139	14,549
CaixaBank SA	2,610,041	5,734
		20,283
Sweden (0.5%)
Lundin Energy AB	269,562	6,598

Switzerland (4.2%)
Novartis AG	273,741	23,593
Nestle SA	143,620	17,299
Zurich Insurance Group AG	20,108	7,435
Julius Baer Group Ltd.	137,032	6,570
		54,897
Taiwan (1.6%)
Taiwan Semiconductor Manufacturing Co. Ltd.	1,428,175	20,816

United Kingdom (5.2%)
Diageo plc	421,779	14,092
Prudential plc	746,290	12,032
AstraZeneca plc ADR	190,553	10,671
BAE Systems plc	1,274,842	8,850
WPP plc	970,252	8,218
Rotork plc	2,043,186	8,186
Derwent London plc	176,401	6,656
		68,705
United States (39.2%)
Microsoft Corp.	110,166	24,846
Johnson & Johnson	156,886	24,068
United Parcel Service Inc. Class B	142,558	23,325
Deere & Co.	107,568	22,596
Cisco Systems Inc.	502,596	21,220
McDonald’s Corp.	92,808	19,816
Bank of America Corp.	665,616	17,133
Medtronic plc	158,381	17,021
Merck & Co. Inc.	197,724	16,860
Mondelez International Inc. Class A	282,110	16,481
Comcast Corp. Class A	359,083	16,091
Chubb Ltd.	122,043	15,255
Linde plc	60,506	15,228
PepsiCo Inc.	105,277	14,745
Lockheed Martin Corp.	36,799	14,361
TJX Cos. Inc.	238,749	13,081
Sempra Energy	103,681	12,820
UnitedHealth Group Inc.	40,954	12,800
Autoliv Inc.	158,633	12,427
American Express Co.	115,516	11,735
General Dynamics Corp.	78,478	11,721
Texas Instruments Inc.	81,984	11,654
Raytheon Technologies Corp.	182,975	11,162
JPMorgan Chase & Co.	109,796	11,000
Union Pacific Corp.	49,425	9,511
General Motors Co.	298,784	8,853
Verizon Communications Inc.	148,911	8,826

13

Global Wellington Fund

			Market
			Value•
		Shares	($000)
	PNC Financial Services Group Inc.	77,144	8,578
	Broadcom Inc.	22,792	7,912
*	Alphabet Inc. Class A	4,726	7,701
	American Tower Corp.	29,695	7,399
	Caterpillar Inc.	50,287	7,156
	Gilead Sciences Inc.	102,680	6,854
	Honeywell International Inc.	39,034	6,462
	RenaissanceRe Holdings Ltd.	33,834	6,217
	KLA Corp.	27,092	5,558
	Northrop Grumman Corp.	15,321	5,249
	BlackRock Inc.	7,916	4,704
	EOG Resources Inc.	96,910	4,394
	Abbott Laboratories	39,668	4,342
	Intel Corp.	75,204	3,832
	Accenture plc Class A	14,300	3,431
	Colgate-Palmolive Co.	39,842	3,158
	Otis Worldwide Corp.	37,616	2,366
	Marsh & McLennan Cos. Inc.	19,470	2,237
	Schlumberger Ltd.	109,405	2,080
			514,266
Total Common Stocks (Cost $760,875)			852,477

				Face
			Maturity	Amount
		Coupon	Date	($000)
U.S. Government and Agency Obligations (4.7%)
United States (4.7%)
[1,2]	Fannie Mae Pool	3.070%	2/1/25	150	163
[1,2]	Fannie Mae Pool	2.780%	6/1/26	330	363
[1,2]	Fannie Mae REMICS	2.000%	9/25/40	117	120
[1,2]	Fannie Mae REMICS	3.500%	6/25/44–6/25/59	2,275	2,437
[1,2]	Fannie Mae REMICS	2.500%	5/25/45–3/25/53	887	928
[1,2]	Fannie Mae REMICS	3.000%	2/25/49	203	211
[1,2]	Freddie Mac REMICS	4.000%	12/15/39–8/15/40	1,040	1,159
[1,2]	Freddie Mac REMICS	3.500%	9/15/40–11/15/40	292	299
[1,2]	Freddie Mac REMICS	1.750%	9/15/42	1,003	1,032
[1]	Ginnie Mae II Pool	3.000%	7/20/50	2,394	2,525
[1]	Ginnie Mae REMICS	2.750%	9/20/44	198	203
¤,1,2	UMBS Pool	2.500%	8/1/35–9/1/50	8,500	8,946
¤,1,2	UMBS Pool	1.500%	9/1/35	1,200	1,228
¤,1,2	UMBS Pool	2.000%	9/1/35	5,425	5,645
[3,4]	United States Treasury Note/Bond	0.125%	5/31/22	5,855	5,853
	United States Treasury Note/Bond	0.125%	5/15/23	595	595
	United States Treasury Note/Bond	0.125%	8/15/23	3,000	2,998
	United States Treasury Note/Bond	0.250%	5/31/25	9,115	9,112
	United States Treasury Note/Bond	0.250%	7/31/25	1,750	1,748
	United States Treasury Note/Bond	0.250%	8/31/25	8,595	8,586
	United States Treasury Note/Bond	1.500%	2/15/30	335	360
[4]	United States Treasury Note/Bond	0.625%	5/15/30	2,005	1,991
	United States Treasury Note/Bond	1.125%	8/15/40	600	586
[3]	United States Treasury Note/Bond	2.750%	11/15/47	550	710
	United States Treasury Note/Bond	2.250%	8/15/49	140	166

14

Global Wellington Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
[3]	United States Treasury Note/Bond	2.000%	2/15/50	3,428	3,856
	United States Treasury Note/Bond	1.250%	5/15/50	295	278
Total U.S. Government and Agency Obligations (Cost $61,684)					62,098
Asset-Backed/Commercial Mortgage-Backed Securities (1.1%)
Australia (0.0%)
[5]	National Australia Bank Ltd.	2.400%	12/7/21	575	590

Bermuda (0.0%)
[1,5]	START Ireland	4.089%	3/15/44	165	150

Canada (0.2%)
[1,5]	Chesapeake Funding II LLC 2018-2A	3.230%	8/15/30	451	458
[5,6]	Ford Auto Securitization Trust	2.354%	6/15/23	1,777	1,369
[1,5,7]	Master Credit Card Trust II Series 2018-1A, 1M USD LIBOR + 0.490%	0.661%	7/21/24	765	756
					2,583
Cayman Islands (0.5%)
[1,5,7]	Atlas Senior Loan Fund V Ltd., 3M USD LIBOR + 1.260%	1.531%	7/16/29	742	737
[1,5,7]	KKR CLO 16 Ltd., 3M USD LIBOR + 1.250%	1.522%	1/20/29	360	355
[1,5,7]	KKR CLO 17 Ltd., 3M USD LIBOR + 1.340%	1.615%	4/15/29	730	729
[1,5,7]	Madison Park Funding XVIII Ltd., 3M USD LIBOR + 1.190%	1.461%	10/21/30	730	725
[1,5,7]	Madison Park Funding XXX Ltd., 3M USD LIBOR + 0.750%	1.025%	4/15/29	1,400	1,369
[1,5,7]	Magnetite VII Ltd., 3M USD LIBOR + 0.800%	1.075%	1/15/28	1,375	1,361
[1,5,7]	Race Point IX CLO Ltd., 3M USD LIBOR + 1.210%	1.485%	10/15/30	726	720
					5,996
United States (0.4%)
[1,5]	Aaset 2019-1 Trust	3.844%	5/15/39	222	202
[1,5]	Angel Oak Mortgage Trust I LLC 2018-3	3.649%	9/25/48	297	297
[1,5]	ARI Fleet Lease Trust 2018-A	2.550%	10/15/26	39	39
[1,5]	Castlelake Aircraft Securitization Trust 2019-1	3.967%	4/15/39	235	213
[1,5]	CF Hippolyta LLC	1.690%	7/15/60	820	832
[1,5]	Chesapeake Funding II LLC 2017-2A	1.990%	5/15/29	90	90
[1,5]	COLT 2018-3 Mortgage Loan Trust	3.692%	10/26/48	75	76
[1,5]	DB Master Finance LLC	3.787%	5/20/49	144	149
[1,5]	DB Master Finance LLC	4.021%	5/20/49	124	131
[1,5]	Deephaven Residential Mortgage Trust 2018-1	2.976%	12/25/57	107	107
[1,5]	Enterprise Fleet Financing LLC Series 2018-1	2.870%	10/20/23	183	184
[1,5]	First Investors Auto Owner Trust	2.410%	12/15/22	11	11
[1]	Ford Credit Floorplan Master Owner Trust 2019-A	2.440%	9/15/26	255	272
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates	2.282%	7/25/26	285	308
[1,5]	GreatAmerica Leasing Receivables Funding LLC Series 2018-1	2.600%	6/15/21	60	60
[1,5]	GreatAmerica Leasing Receivables Funding LLC Series 2018-1	2.830%	6/17/24	167	170
[1,5]	Horizon Aircraft Finance Ltd.	3.721%	7/15/39	236	219
[1,5]	MMAF Equipment Finance LLC 2017-B	2.210%	10/17/22	69	70

15

Global Wellington Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
[1,2]	Seasoned Credit Risk Transfer Trust Series 2018-4	3.500%	3/25/58	99	106
[1,2]	Seasoned Credit Risk Transfer Trust Series 2019-1	3.500%	7/25/58	101	109
[1,2]	Seasoned Credit Risk Transfer Trust Series 2019-3	3.500%	10/25/58	267	289
[1,5]	SoFi Consumer Loan Program 2019-3 Trust	2.900%	5/25/28	638	646
[1,5]	Towd Point Mortgage Trust 2018-1	3.000%	1/25/58	208	214
[1,5]	Vantage Data Centers LLC 2018-1A	4.072%	2/16/43	292	300
[1,5]	Vantage Data Centers LLC 2019-1A	3.188%	7/15/44	193	196
[1,5]	Verus Securitization Trust 2019-2	3.211%	5/25/59	236	241
					5,531
Total Asset-Backed/Commercial Mortgage-Backed Securities (Cost $14,850)					14,850
Corporate Bonds (21.7%)
Australia (0.2%)
[1,5]	Macquarie Group Ltd.	4.150%	3/27/24	1,025	1,102
[5]	National Australia Bank Ltd.	2.332%	8/21/30	285	286
[1,5]	National Australia Bank Ltd.	3.933%	8/2/34	1,050	1,167
[5]	Scentre Group Trust 1 / Scentre Group Trust 2	3.625%	1/28/26	555	593
					3,148
Belgium (0.3%)
	Anheuser-Busch Cos. LLC / Anheuser-Busch InBev Worldwide Inc.	4.900%	2/1/46	925	1,140
[8]	Anheuser-Busch InBev SA	1.750%	3/7/25	375	520
[9]	Anheuser-Busch InBev SA	2.000%	3/17/28	650	858
[9]	Anheuser-Busch InBev SA	2.875%	4/2/32	625	885
	Anheuser-Busch InBev Worldwide Inc.	4.375%	4/15/38	670	769
	Anheuser-Busch InBev Worldwide Inc.	4.600%	4/15/48	170	201
					4,373
Canada (0.5%)
	Bank of Nova Scotia	2.700%	8/3/26	1,205	1,335
[6]	Bell Canada Inc.	3.350%	3/22/23	975	789
[7]	Canadian Imperial Bank of Commerce, 3M USD LIBOR + 0.720%	1.041%	6/16/22	570	575
	Emera US Finance LP	2.700%	6/15/21	400	406
	Fortis Inc.	3.055%	10/4/26	775	845
	Nutrien Ltd.	4.125%	3/15/35	650	746
[6]	Royal Bank of Canada	2.949%	5/1/23	1,875	1,523
	TransCanada PipeLines Ltd.	4.875%	1/15/26	400	475
					6,694
Chile (0.2%)
[5]	Banco Santander Chile	2.700%	1/10/25	1,825	1,925

China (0.3%)
	Alibaba Group Holding Ltd.	3.125%	11/28/21	825	847
	Alibaba Group Holding Ltd.	3.400%	12/6/27	660	743
[5]	Tencent Holdings Ltd.	3.595%	1/19/28	1,035	1,148
[5]	Tencent Holdings Ltd.	3.975%	4/11/29	445	512
					3,250
Denmark (0.2%)
[1,9]	Danske Bank A/S	0.500%	8/27/25	2,450	2,906

16

Global Wellington Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
France (1.8%)
[9]	Airbus SE	2.375%	4/7/32	1,750	2,273
[1,9]	AXA SA	5.125%	7/4/43	600	802
[9]	BNP Paribas SA	1.500%	11/17/25	1,625	2,050
[1,5]	BNP Paribas SA	2.819%	11/19/25	470	500
[1,5]	BNP Paribas SA	2.219%	6/9/26	1,095	1,143
[9]	BNP Paribas SA	0.125%	9/4/26	600	699
[9]	BPCE SA	1.125%	1/18/23	700	854
[5]	BPCE SA	3.250%	1/11/28	525	579
[9]	Cie de Saint-Gobain	2.375%	10/4/27	1,000	1,342
[9]	Credit Mutuel Arkea SA	1.625%	4/15/26	1,500	1,899
[5]	Danone SA	2.947%	11/2/26	555	614
[9]	Engie SA	0.000%	3/4/27	1,300	1,537
[9]	Engie SA	1.750%	3/27/28	1,000	1,322
[9]	Orange SA	1.000%	5/12/25	1,300	1,617
[9]	Orange SA	2.000%	1/15/29	500	679
[9]	Orange SA	0.500%	9/4/32	1,000	1,169
[9]	RCI Banque SA	0.750%	9/26/22	500	591
[9]	RCI Banque SA	1.375%	3/8/24	800	957
[9]	Veolia Environnement SA	1.590%	1/10/28	400	520
[9]	Veolia Environnement SA	1.940%	1/7/30	800	1,069
[5]	WEA Finance LLC	4.125%	9/20/28	885	906
[5]	WEA Finance LLC	4.625%	9/20/48	200	194
					23,316
Germany (1.1%)
[5]	Bayer US Finance II LLC	4.250%	12/15/25	1,000	1,149
[5]	Bayer US Finance LLC	3.375%	10/8/24	770	839
[8]	Deutsche Telekom AG	3.125%	2/6/34	775	1,201
[8]	E.ON International Finance BV	5.875%	10/30/37	250	520
[9]	E.ON SE	1.625%	5/22/29	1,265	1,661
[8]	innogy Finance BV	4.750%	1/31/34	600	1,068
[5]	Siemens Financieringsmaatschappij NV	2.900%	5/27/22	650	678
[9]	Volkswagen Leasing GmbH	2.625%	1/15/24	425	539
[9]	Volkswagen Leasing GmbH	1.375%	1/20/25	3,100	3,770
[9]	Wintershall Dea Finance BV	0.840%	9/25/25	2,600	3,024
					14,449
Hong Kong (0.0%)
[5]	AIA Group Ltd.	3.375%	4/7/30	260	291

Ireland (0.3%)
[9]	CRH Finance DAC	3.125%	4/3/23	1,634	2,102
[9]	CRH SMW Finance DAC	1.250%	11/5/26	1,200	1,502
					3,604
Japan (0.2%)
[9]	Takeda Pharmaceutical Co. Ltd.	1.375%	7/9/32	850	1,048
	Takeda Pharmaceutical Co. Ltd.	3.025%	7/9/40	200	207
[10]	Toyota Finance Australia Ltd.	2.500%	12/7/20	1,625	1,204
					2,459
Mexico (0.1%)
	America Movil SAB de CV	3.625%	4/22/29	275	310
	America Movil SAB de CV	6.375%	3/1/35	350	510
[5]	Infraestructura Energetica Nova SAB de CV	4.875%	1/14/48	980	984
					1,804

17

Global Wellington Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
Netherlands (0.3%)
[9]	ABN AMRO Bank NV	2.500%	11/29/23	1,330	1,719
[8]	Cooperatieve Rabobank UA	4.625%	5/23/29	200	330
[9]	Heineken NV	1.500%	10/3/29	1,325	1,742
	Shell International Finance BV	4.000%	5/10/46	300	356
					4,147
Norway (0.1%)
[5]	Aker BP ASA	3.750%	1/15/30	950	942

South Korea (0.0%)
[5]	SK Telecom Co. Ltd.	3.750%	4/16/23	200	215

Spain (0.4%)
[9]	Abertis Infraestructuras SA	1.125%	3/26/28	1,600	1,833
[9]	Iberdrola Finanzas SA	1.250%	10/28/26	1,300	1,653
	Telefonica Emisiones SAU	4.665%	3/6/38	1,055	1,222
					4,708
Switzerland (0.3%)
[5]	Alcon Finance Corp.	3.000%	9/23/29	1,280	1,383
[5]	Alcon Finance Corp.	2.600%	5/27/30	625	661
[1,9]	Credit Suisse Group AG	1.250%	7/17/25	675	830
[1,5]	Credit Suisse Group AG	2.593%	9/11/25	500	522
					3,396
United Kingdom (1.6%)
	AstraZeneca plc	4.000%	1/17/29	755	899
[5]	BAE Systems plc	3.400%	4/15/30	200	225
[1]	Barclays plc	3.932%	5/7/25	860	932
	BAT Capital Corp.	3.557%	8/15/27	1,240	1,349
	BP Capital Markets plc	3.814%	2/10/24	475	523
[6]	BP Capital Markets plc	3.470%	5/15/25	1,350	1,126
[5]	CK Hutchison International 17 II Ltd.	2.750%	3/29/23	1,275	1,326
[8]	CPUK Finance Ltd.	3.588%	8/28/25	1,400	1,895
[9]	FCE Bank plc	0.869%	9/13/21	1,800	2,106
[1]	HSBC Holdings plc	4.041%	3/13/28	1,160	1,304
[1]	HSBC Holdings plc	2.357%	8/18/31	805	817
[7]	HSBC Holdings plc, 3M USD LIBOR + 1.000%	1.270%	5/18/24	245	245
[9]	Imperial Brands Finance plc	2.250%	2/26/21	1,825	2,190
	Prudential plc	3.125%	4/14/30	540	598
[5]	Sky plc	3.125%	11/26/22	725	767
[1,5]	Standard Chartered plc	2.744%	9/10/22	1,095	1,108
[9]	Vodafone Group plc	1.625%	11/24/30	2,675	3,492
	Vodafone Group plc	5.250%	5/30/48	400	514
					21,416
United States (13.8%)
[5]	AbbVie Inc.	3.800%	3/15/25	1,060	1,183
[5]	AbbVie Inc.	4.050%	11/21/39	275	322
[5]	AbbVie Inc.	4.750%	3/15/45	225	279
	Alabama Power Co.	4.300%	7/15/48	255	323
	Allstate Corp.	3.850%	8/10/49	495	596
[9]	Altria Group Inc.	2.200%	6/15/27	435	559
	Altria Group Inc.	5.800%	2/14/39	560	713
	Altria Group Inc.	3.875%	9/16/46	400	416

18

Global Wellington Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Amazon.com Inc.	4.800%	12/5/34	300	410
	American Electric Power Co. Inc.	3.200%	11/13/27	950	1,038
[9]	American Express Credit Corp.	0.625%	11/22/21	1,900	2,286
[9]	American International Group Inc.	1.500%	6/8/23	975	1,202
	American International Group Inc.	4.250%	3/15/29	502	586
	American International Group Inc.	4.500%	7/16/44	73	86
	American International Group Inc.	4.750%	4/1/48	45	55
	American Tower Corp.	5.000%	2/15/24	380	434
	American Tower Corp.	4.400%	2/15/26	300	348
	Amgen Inc.	3.625%	5/22/24	275	303
	Amgen Inc.	4.663%	6/15/51	350	462
	Anthem Inc.	3.500%	8/15/24	275	302
	Anthem Inc.	2.250%	5/15/30	1,010	1,043
	Anthem Inc.	4.375%	12/1/47	500	625
	AT&T Inc.	2.300%	6/1/27	230	244
[9]	AT&T Inc.	1.600%	5/19/28	1,325	1,674
[9]	AT&T Inc.	2.050%	5/19/32	975	1,260
[9]	AT&T Inc.	2.450%	3/15/35	730	963
[9]	AT&T Inc.	3.150%	9/4/36	350	491
	AutoZone Inc.	3.125%	4/21/26	1,525	1,679
	Bank of America Corp.	3.300%	1/11/23	570	607
[1]	Bank of America Corp.	3.593%	7/21/28	1,885	2,132
[1]	Bank of America Corp.	4.271%	7/23/29	1,640	1,936
[1]	Bank of America Corp.	2.496%	2/13/31	770	808
[7]	Bank of New York Mellon Corp., 3M USD LIBOR + 1.050%	1.318%	10/30/23	415	422
	Berkshire Hathaway Energy Co.	5.150%	11/15/43	10	14
	Boeing Co.	3.250%	3/1/28	632	628
	Boeing Co.	3.450%	11/1/28	230	230
	Boeing Co.	3.375%	6/15/46	225	189
[5]	Boston Gas Co.	3.001%	8/1/29	130	145
	Boston Scientific Corp.	4.000%	3/1/29	60	70
	Boston Scientific Corp.	4.550%	3/1/39	600	743
	Brandywine Operating Partnership LP	3.950%	11/15/27	890	923
	Broadcom Corp. / Broadcom Cayman Finance Ltd.	3.875%	1/15/27	555	615
	Broadcom Inc.	4.700%	4/15/25	1,510	1,725
	Broadcom Inc.	4.250%	4/15/26	65	73
	Broadcom Inc.	4.110%	9/15/28	1,252	1,394
	Broadcom Inc.	4.150%	11/15/30	250	279
[5]	Brooklyn Union Gas Co.	4.273%	3/15/48	965	1,215
[5]	Cargill Inc.	4.760%	11/23/45	340	441
[5]	Carrier Global Corp.	2.722%	2/15/30	648	679
[5]	Carrier Global Corp.	3.377%	4/5/40	250	257
	Charles Schwab Corp.	4.625%	3/22/30	750	954
	Charter Communications Operating LLC / Charter Communications Operating Capital	5.050%	3/30/29	595	719
	Charter Communications Operating LLC / Charter Communications Operating Capital	6.384%	10/23/35	355	486
	Charter Communications Operating LLC / Charter Communications Operating Capital	3.700%	4/1/51	195	193

19

Global Wellington Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
[9]	Chubb INA Holdings Inc.	0.875%	6/15/27	1,455	1,782
[9]	Chubb INA Holdings Inc.	1.400%	6/15/31	525	668
	Cigna Corp.	4.375%	10/15/28	420	502
	Cigna Corp.	2.400%	3/15/30	310	324
	Cimarex Energy Co.	4.375%	6/1/24	1,040	1,117
	Citigroup Inc.	2.700%	3/30/21	345	350
	Citigroup Inc.	4.600%	3/9/26	535	621
[8]	Citigroup Inc.	1.750%	10/23/26	1,000	1,376
	Cleco Corporate Holdings LLC	3.743%	5/1/26	1,185	1,260
	Cleco Corporate Holdings LLC	3.375%	9/15/29	325	331
	Cleco Corporate Holdings LLC	4.973%	5/1/46	660	731
	Comcast Corp.	3.950%	10/15/25	250	288
[9]	Comcast Corp.	0.250%	5/20/27	1,050	1,256
[8]	Comcast Corp.	1.500%	2/20/29	630	861
	Comcast Corp.	6.500%	11/15/35	885	1,348
	Comcast Corp.	4.000%	3/1/48	40	48
	Comcast Corp.	4.700%	10/15/48	140	188
	Comcast Corp.	3.999%	11/1/49	120	145
	Comcast Corp.	4.049%	11/1/52	20	24
	Comcast Corp.	2.650%	8/15/62	70	66
	CommonSpirit Health	4.200%	8/1/23	770	834
	CommonSpirit Health	3.347%	10/1/29	355	374
	CommonSpirit Health	4.187%	10/1/49	435	461
	Commonwealth Edison Co.	3.650%	6/15/46	35	41
	Commonwealth Edison Co.	4.000%	3/1/48	245	302
	Conagra Brands Inc.	4.600%	11/1/25	200	232
	Consolidated Edison Co. of New York Inc.	6.300%	8/15/37	75	109
	Consolidated Edison Co. of New York Inc.	4.625%	12/1/54	290	372
	Constellation Brands Inc.	2.875%	5/1/30	115	124
	Cottage Health Obligated Group	3.304%	11/1/49	290	319
[5]	Cox Communications Inc.	3.500%	8/15/27	1,420	1,592
[5]	Cox Communications Inc.	4.800%	2/1/35	100	126
[5]	Cox Communications Inc.	4.600%	8/15/47	300	374
	CSX Corp.	4.300%	3/1/48	495	622
	CVS Health Corp.	4.100%	3/25/25	285	324
	CVS Health Corp.	2.875%	6/1/26	1,455	1,581
	CVS Health Corp.	4.300%	3/25/28	511	598
	CVS Health Corp.	4.125%	4/1/40	235	273
	CVS Health Corp.	5.050%	3/25/48	125	162
[9]	Danaher Corp.	2.100%	9/30/26	1,550	2,039
	Dignity Health	3.812%	11/1/24	594	620
	Dignity Health	4.500%	11/1/42	166	177
	Discover Bank	4.200%	8/8/23	575	633
	Discovery Communications LLC	3.625%	5/15/30	785	864
	Discovery Communications LLC	4.650%	5/15/50	445	506
	Dominion Energy Gas Holdings LLC	4.600%	12/15/44	660	815
	Dominion Energy Inc.	2.715%	8/15/21	140	143
	Dominion Energy South Carolina Inc.	6.625%	2/1/32	156	224
	Dominion Energy South Carolina Inc.	5.300%	5/15/33	113	151
	Dominion Energy South Carolina Inc.	5.450%	2/1/41	300	416
	Dominion Energy South Carolina Inc.	4.600%	6/15/43	230	301

20

Global Wellington Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Energy Transfer Operating LP	4.900%	3/15/35	1,075	1,070
	Energy Transfer Operating LP	5.000%	5/15/50	80	77
	Enterprise Products Operating LLC	3.900%	2/15/24	535	587
[5]	Equitable Financial Life Global Funding	1.400%	7/7/25	150	154
[5]	Equitable Financial Life Global Funding	1.400%	8/27/27	775	775
[5]	ERAC USA Finance LLC	3.300%	12/1/26	300	326
[5]	ERAC USA Finance LLC	4.500%	2/15/45	930	1,033
	Evergy Inc.	2.900%	9/15/29	580	627
	Evergy Metro Inc.	2.250%	6/1/30	245	261
	Exxon Mobil Corp.	2.275%	8/16/26	1,075	1,161
	Exxon Mobil Corp.	2.610%	10/15/30	190	206
	FedEx Corp.	4.100%	2/1/45	85	95
	FedEx Corp.	4.750%	11/15/45	227	275
	FedEx Corp.	4.550%	4/1/46	117	138
	FedEx Corp.	4.050%	2/15/48	33	37
[9]	Fidelity National Information Services Inc.	1.500%	5/21/27	1,820	2,314
[9]	Fidelity National Information Services Inc.	2.000%	5/21/30	835	1,101
	Fifth Third Bancorp	2.550%	5/5/27	555	600
	Fiserv Inc.	3.200%	7/1/26	355	398
[8]	Fiserv Inc.	3.000%	7/1/31	775	1,164
[8]	Ford Motor Credit Co. LLC	4.535%	3/6/25	875	1,165
	Fox Corp.	4.030%	1/25/24	160	177
[9]	General Mills Inc.	0.450%	1/15/26	1,275	1,530
	General Motors Co.	4.200%	10/1/27	475	506
	General Motors Co.	5.000%	10/1/28	935	1,042
	General Motors Financial Co. Inc.	3.450%	4/10/22	1,310	1,346
	Georgia Power Co.	4.300%	3/15/42	860	1,003
	Goldman Sachs Group Inc.	2.625%	4/25/21	575	582
[1]	Goldman Sachs Group Inc.	3.272%	9/29/25	1,375	1,496
	HCA Inc.	5.250%	6/15/49	575	717
	Healthpeak Properties Inc.	4.000%	6/1/25	850	955
	Healthpeak Properties Inc.	3.500%	7/15/29	335	372
	Healthpeak Properties Inc.	3.000%	1/15/30	420	451
	Hess Corp.	7.300%	8/15/31	555	678
	Humana Inc.	2.900%	12/15/22	590	619
	Intercontinental Exchange Inc.	3.000%	9/15/60	645	666
	International Business Machines Corp.	3.300%	5/15/26	550	624
	International Business Machines Corp.	1.950%	5/15/30	1,510	1,560
	International Business Machines Corp.	4.250%	5/15/49	420	529
	International Paper Co.	4.350%	8/15/48	605	723
[5]	ITC Holdings Corp.	2.950%	5/14/30	965	1,044
	John Deere Capital Corp.	3.450%	3/13/25	985	1,107
	Johnson Controls International plc	4.950%	7/2/64	692	848
[9]	JPMorgan Chase & Co.	3.875%	9/23/20	1,300	1,555
[1]	JPMorgan Chase & Co.	3.782%	2/1/28	1,890	2,153
[1]	JPMorgan Chase & Co.	3.964%	11/15/48	975	1,189
	Kaiser Foundation Hospitals	4.875%	4/1/42	45	61
[5]	KeySpan Gas East Corp.	2.742%	8/15/26	400	436
	Lowe’s Cos. Inc.	4.550%	4/5/49	525	664
	Marathon Oil Corp.	6.600%	10/1/37	1,220	1,311
	Marsh & McLennan Cos. Inc.	4.375%	3/15/29	1,010	1,224

21

Global Wellington Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
[5]	Massachusetts Mutual Life Insurance Co.	3.375%	4/15/50	550	567
	McCormick & Co. Inc.	2.500%	4/15/30	180	193
	McDonald’s Corp.	4.450%	9/1/48	475	590
	McDonald’s Corp.	3.625%	9/1/49	50	56
[9]	Medtronic Global Holdings SCA	1.125%	3/7/27	1,595	2,012
[9]	Medtronic Global Holdings SCA	1.625%	3/7/31	785	1,047
	Memorial Sloan-Kettering Cancer Center	2.955%	1/1/50	235	254
	Memorial Sloan-Kettering Cancer Center	4.125%	7/1/52	150	194
	Merck & Co. Inc.	3.400%	3/7/29	545	635
	Mercy Health	3.555%	8/1/27	410	442
	Mercy Health	4.302%	7/1/28	370	424
[5]	Metropolitan Life Global Funding I	3.000%	9/19/27	775	856
	Microsoft Corp.	3.700%	8/8/46	1,125	1,402
[5]	Mid-Atlantic Interstate Transmission LLC	4.100%	5/15/28	1,145	1,295
	MidAmerican Energy Co.	4.250%	5/1/46	10	13
[6]	Molson Coors International LP	2.840%	7/15/23	1,875	1,480
	Morgan Stanley	2.750%	5/19/22	1,375	1,429
	Morgan Stanley	3.125%	7/27/26	1,850	2,064
[1]	Morgan Stanley	3.772%	1/24/29	570	655
	MPLX LP	3.500%	12/1/22	1,405	1,472
	National Retail Properties Inc.	3.900%	6/15/24	805	875
	NextEra Energy Capital Holdings Inc.	3.250%	4/1/26	100	113
	NextEra Energy Capital Holdings Inc.	3.500%	4/1/29	155	177
	NextEra Energy Capital Holdings Inc.	2.750%	11/1/29	130	142
	NextEra Energy Capital Holdings Inc.	2.250%	6/1/30	1,520	1,592
[5]	Niagara Mohawk Power Corp.	1.960%	6/27/30	985	1,016
	Noble Energy Inc.	3.850%	1/15/28	625	706
	Norfolk Southern Corp.	2.550%	11/1/29	1,165	1,273
[5]	Northwestern Mutual Life Insurance Co.	3.850%	9/30/47	230	257
[5]	Northwestern Mutual Life Insurance Co.	3.625%	9/30/59	36	39
	NVIDIA Corp.	3.500%	4/1/40	445	511
[1,5]	Oglethorpe Power Corp.	6.191%	1/1/31	210	262
	Oglethorpe Power Corp.	5.050%	10/1/48	161	192
[5]	Oglethorpe Power Corp.	3.750%	8/1/50	415	416
	Oglethorpe Power Corp.	5.250%	9/1/50	350	411
	Oracle Corp.	3.400%	7/8/24	575	631
	Oracle Corp.	3.600%	4/1/50	660	736
[5]	Otis Worldwide Corp.	2.565%	2/15/30	85	91
[5]	Otis Worldwide Corp.	3.112%	2/15/40	195	209
[5]	Otis Worldwide Corp.	3.362%	2/15/50	335	365
	PacifiCorp	2.700%	9/15/30	205	227
[5]	Penske Truck Leasing Co. LP / PTL Finance Corp.	3.375%	2/1/22	145	150
[5]	Penske Truck Leasing Co. LP / PTL Finance Corp.	4.250%	1/17/23	1,405	1,513
[5]	Penske Truck Leasing Co. LP / PTL Finance Corp.	2.700%	11/1/24	170	180
[5]	Penske Truck Leasing Co. LP / PTL Finance Corp.	3.950%	3/10/25	1,120	1,243
[5]	Penske Truck Leasing Co. LP / PTL Finance Corp.	4.000%	7/15/25	180	202

22

Global Wellington Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Pfizer Inc.	1.700%	5/28/30	275	284
	Philip Morris International Inc.	2.500%	11/2/22	575	600
[9]	Philip Morris International Inc.	2.875%	3/3/26	725	982
	Phillips 66 Partners LP	3.750%	3/1/28	500	526
	PNC Bank NA	3.250%	1/22/28	910	1,036
[1]	Providence St. Joseph Health Obligated Group	3.930%	10/1/48	225	266
	Raytheon Technologies Corp.	3.950%	8/16/25	285	325
	Raytheon Technologies Corp.	4.450%	11/16/38	725	895
	Republic Services Inc.	2.300%	3/1/30	1,290	1,365
[5]	Royalty Pharma plc	3.300%	9/2/40	315	307
[5]	Royalty Pharma plc	3.550%	9/2/50	400	387
	Santander Holdings USA Inc.	3.700%	3/28/22	2,400	2,493
[5]	SBA Tower Trust	3.448%	3/15/23	675	706
[5]	SBA Tower Trust	1.884%	1/15/26	245	248
	Sempra Energy	3.250%	6/15/27	1,050	1,154
	Sierra Pacific Power Co.	2.600%	5/1/26	149	162
	Simon Property Group LP	2.450%	9/13/29	375	374
	Southern California Edison Co.	3.700%	8/1/25	30	33
	Southern Co.	4.400%	7/1/46	5	6
[1,5]	Sprint Spectrum Co. LLC / Sprint Spectrum Co. II LLC / Sprint Spectrum Co. III LLC	4.738%	3/20/25	805	875
	SSM Health Care Corp.	3.823%	6/1/27	320	351
	Starbucks Corp.	4.500%	11/15/48	730	888
	Starbucks Corp.	3.350%	3/12/50	60	62
	Sunoco Logistics Partners Operations LP	5.350%	5/15/45	400	381
	Synchrony Bank	3.000%	6/15/22	450	463
[5]	T-Mobile USA Inc.	2.050%	2/15/28	1,745	1,789
[5]	Teachers Insurance & Annuity Assn. of America	4.900%	9/15/44	860	1,086
	TJX Cos. Inc.	3.875%	4/15/30	515	609
	Toledo Hospital	5.325%	11/15/28	555	608
	Toledo Hospital	5.750%	11/15/38	210	249
	Trinity Acquisition plc	4.400%	3/15/26	1,274	1,468
	Truist Bank	3.300%	5/15/26	450	505
	Truist Financial Corp.	3.200%	9/3/21	510	523
	Truist Financial Corp.	2.200%	3/16/23	875	912
	Truist Financial Corp.	3.700%	6/5/25	970	1,104
	Union Pacific Corp.	3.700%	3/1/29	210	245
	Union Pacific Corp.	3.250%	2/5/50	35	38
	Union Pacific Corp.	3.750%	2/5/70	675	761
[1]	United Airlines 2018-1 Class B Pass Through Trust	4.600%	3/1/26	61	48
	UnitedHealth Group Inc.	3.850%	6/15/28	820	963
	UnitedHealth Group Inc.	2.000%	5/15/30	240	251
	UnitedHealth Group Inc.	4.625%	7/15/35	75	99
	UnitedHealth Group Inc.	4.200%	1/15/47	65	81
[5]	Upjohn Inc.	3.850%	6/22/40	565	613
	VEREIT Operating Partnership LP	3.400%	1/15/28	535	555
	Verizon Communications Inc.	3.500%	11/1/24	275	305
[9]	Verizon Communications Inc.	1.250%	4/8/30	1,100	1,386
[8]	Verizon Communications Inc.	3.375%	10/27/36	400	657

23

Global Wellington Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Verizon Communications Inc.	4.522%	9/15/48	915	1,199
	Verizon Communications Inc.	5.012%	8/21/54	475	684
	VF Corp.	2.800%	4/23/27	185	200
	VF Corp.	2.950%	4/23/30	1,765	1,912
[9]	Wells Fargo & Co.	2.250%	9/3/20	2,500	2,984
[6]	Wells Fargo & Co.	2.975%	5/19/26	625	507
	Wells Fargo & Co.	4.100%	6/3/26	920	1,037
	Wells Fargo & Co.	4.300%	7/22/27	275	316
[1]	Wells Fargo & Co.	2.879%	10/30/30	435	467
	Wells Fargo & Co.	4.750%	12/7/46	800	1,012
	Welltower Inc.	4.000%	6/1/25	275	309
	Westar Energy Inc.	3.250%	9/1/49	235	259
	Zimmer Biomet Holdings Inc.	3.050%	1/15/26	1,695	1,866
	Zimmer Biomet Holdings Inc.	3.550%	3/20/30	475	529
					181,400
Total Corporate Bonds (Cost $262,810)					284,443
Sovereign Bonds (3.5%)
Australia (0.5%)
[10]	Commonwealth of Australia	2.750%	11/21/27	135	114
[10]	Commonwealth of Australia	2.250%	5/21/28	1,195	976
[10]	Commonwealth of Australia	2.500%	5/21/30	6,745	5,673
					6,763
Bermuda (0.0%)
[1,5]	Bermuda	2.375%	8/20/30	200	203
[1,5]	Bermuda	3.375%	8/20/50	200	205
					408
Canada (0.4%)
[6]	City of Montreal	3.150%	12/1/36	750	657
[6]	City of Montreal	3.500%	12/1/38	410	375
[6]	City of Toronto	3.200%	8/1/48	1,000	899
[6]	Province of Ontario	2.900%	6/2/28	1,910	1,652
[11]	Province of Ontario	0.250%	6/28/29	985	1,112
					4,695
Chile (0.1%)
	Corp. Nacional del Cobre de Chile	3.625%	8/1/27	650	709

China (0.3%)
[5]	Sinopec Group Overseas Development 2017 Ltd.	3.000%	4/12/22	1,025	1,057
[5]	State Grid Overseas Investment 2016 Ltd.	2.750%	5/4/22	2,135	2,196
					3,253
Colombia (0.1%)
[1]	Republic of Columbia	4.000%	2/26/24	1,350	1,439

France (0.1%)
[9]	RTE Reseau de Transport d’Electricite SADIR	1.875%	10/23/37	600	848

Hungary (0.1%)
[9]	Republic of Hungary	1.625%	4/28/32	1,125	1,421

24

Global Wellington Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
Japan (0.6%)
[12]	Japan	0.100%	12/20/28	619,050	5,895
[12]	Japan	0.100%	3/20/29	158,800	1,511
[12]	Japan	0.100%	6/20/29	40,250	383
					7,789
Norway (0.1%)
	Equinor ASA	3.000%	4/6/27	1,545	1,713

Panama (0.0%)
[1,5]	Empresa de Transmision Electrica SA	5.125%	5/2/49	470	553

Qatar (0.2%)
[5]	State of Qatar	2.375%	6/2/21	1,400	1,416
[5]	State of Qatar	3.875%	4/23/23	550	592
[5]	State of Qatar	5.103%	4/23/48	255	362
[5]	State of Qatar	4.400%	4/16/50	265	344
					2,714
Romania (0.1%)
[9]	Republic of Romania	2.500%	2/8/30	1,225	1,477

Saudi Arabia (0.3%)
[5]	Kingdom of Saudi Arabia	2.875%	3/4/23	2,020	2,103
[5]	Saudi Arabian Oil Co.	2.875%	4/16/24	500	526
[5]	Saudi Arabian Oil Co.	3.500%	4/16/29	680	745
					3,374
Singapore (0.0%)
[5]	Temasek Financial I Ltd.	3.625%	8/1/28	510	603

Spain (0.1%)
[5,9]	Kingdom of Spain	0.600%	10/31/29	1,050	1,288

Switzerland (0.0%)
[5]	Syngenta Finance NV	5.182%	4/24/28	550	604

United Arab Emirates (0.1%)
	Emirate of Abu Dhabi	3.125%	10/11/27	1,235	1,373

United Kingdom (0.4%)
[8]	United Kingdom	0.625%	6/7/25	700	964
[8]	United Kingdom	1.250%	7/22/27	155	224
[8]	United Kingdom	0.875%	10/22/29	1,100	1,551
[8]	United Kingdom	3.500%	1/22/45	1,110	2,335
					5,074
Total Sovereign Bonds (Cost $42,984)					46,098
Taxable Municipal Bonds (0.9%)
	Bay Area Toll Authority California Toll Bridge Revenue (San Francisco Bay Area)	2.574%	4/1/31	230	251
	Broward County FL Airport System Revenue	3.477%	10/1/43	100	103
	California GO	7.350%	11/1/39	35	58

25

Global Wellington Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	California State University Revenue	2.897%	11/1/51	365	364
	Chicago IL Transit Authority Sales & Transfer Tax Receipts Revenue	6.300%	12/1/21	40	41
	Chicago IL Transit Authority Sales & Transfer Tax Receipts Revenue	6.899%	12/1/40	55	79
	Chicago IL Transit Authority Sales & Transfer Tax Receipts Revenue	6.899%	12/1/40	805	1,152
	Dallas/Fort Worth TX International Airport Revenue	3.089%	11/1/40	90	91
	Dallas/Fort Worth TX International Airport Revenue	2.919%	11/1/50	100	100
	Foothill-Eastern Transportation Corridor Agency California Toll Road Revenue	4.094%	1/15/49	55	58
[13]	Foothill-Eastern Transportation Corridor Agency California Toll Road Revenue	3.924%	1/15/53	405	432
	Georgia Municipal Electric Power Authority Revenue	6.637%	4/1/57	855	1,262
	Georgia Municipal Electric Power Authority Revenue	6.655%	4/1/57	93	137
	Grand Parkway Transportation Corp. Texas Revenue	3.236%	10/1/52	290	305
	Illinois GO	5.100%	6/1/33	660	676
[13]	Kansas Development Finance Authority Revenue	5.371%	5/1/26	610	698
	Massachusetts School Building Authority Dedicated Sales Tax Revenue	3.395%	10/15/40	175	188
	Metropolitan Transportation Authority New York Revenue	6.200%	11/15/26	20	22
	Metropolitan Transportation Authority New York Revenue	6.668%	11/15/39	170	221
	Metropolitan Transportation Authority New York Revenue	5.175%	11/15/49	445	516
	New York State Dormitory Authority Revenue (Personal Income Tax)	3.110%	2/15/39	285	316
	North Texas Tollway Authority System Revenue	6.718%	1/1/49	125	225
[14]	Philadelphia PA Authority for Industrial Development Revenue	6.550%	10/15/28	635	822
	Port Authority of New York & New Jersey Revenue	4.458%	10/1/62	305	398
	Sales Tax Securitization Corp. Illinois Revenue	4.787%	1/1/48	650	806
	South Carolina Public Service Authority Revenue	2.388%	12/1/23	690	715
	State of Connecticut GO	2.000%	7/1/23	190	197
	State of Connecticut GO	5.770%	3/15/25	275	329
	University of California Revenue	1.316%	5/15/27	155	158
	University of California Revenue	1.614%	5/15/30	260	265
	University of Virginia Revenue	2.256%	9/1/50	200	195
Total Taxable Municipal Bonds (Cost $10,255)					11,180

26

Global Wellington Fund

			Market
			Value•
	Coupon	Shares	($000)
Temporary Cash Investment (3.6%)
Money Market Fund (3.6%)
[15] Vanguard Market Liquidity Fund
(Cost $47,347)	0.147%	473,675	47,367
Total Investments (100.6%) (Cost $1,200,805)			1,318,513
Other Assets and Liabilities—Net (-0.6%)			(7,916)
Net Assets (100%)			1,310,597

Cost is in $000.

• See Note A in Notes to Financial Statements.

* Non-income-producing security.

¤	Includes securities purchased on a when-issued or delayed-delivery basis for which the fund has not taken delivery as of August 31, 2020.
1	The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
2	The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
3	Securities with a value of $663,000 have been segregated as initial margin for open futures contracts.
4	Securities with a value of $2,411,000 have been segregated as collateral for certain open To Be Announced (TBA) transactions.
5	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2020, the aggregate value of these securities was $73,375,000, representing 5.6% of net assets.
6	Face amount denominated in Canadian dollars.
7	Adjustable-rate security; rate shown is effective rate at period end. Certain adjustable-rate securities are not based on a published reference rate and spread but are determined by the issuer or agent based on current market conditions.
8	Face amount denominated in British pounds.
9	Face amount denominated in euro.
10	Face amount denominated in Australian dollars.
11	Face amount denominated in Swiss francs.
12	Face amount denominated in Japanese yen.
13	Scheduled principal and interest payments are guaranteed by AGM (Assured Guaranty Municipal Corporation).
14	Scheduled principal and interest payments are guaranteed by National Public Finance Guarantee Corp.
15	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

ADR—American Depositary Receipt.

GO—General Obligation Bond.

LIBOR—London Interbank Offered Rate.

REMICS—Real Estate Mortgage Investment Conduits.

UMBS—Uniform Mortgage-Backed Securities.

27

Global Wellington Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

							($000)
							Value and
				Number of			Unrealized
				Long (Short	)	Notional	Appreciation
			Expiration	Contracts		Amount	(Depreciation )
Long Futures Contracts
Euro-Schatz		September 2020			94	12,565	(4)
Euro-Bobl		September 2020			58	9,318	19
Euro-Buxl		September 2020			21	5,436	81
Long Gilt		December 2020			21	3,790	(18)
Euro OAT		September 2020			14	2,798	39
Euro-BTP		September 2020			12	2,094	63
							180

Short Futures Contracts
10-Year U.S. Treasury Note		December 2020			(145)	(20,191)	(41)
Euro-Bund		September 2020			(60)	(12,570)	28
30-Year U.S. Treasury Bond		December 2020			(4)	(703)	1
							(12)
							168

Forward Currency Contracts
	Contract					Unrealized	Unrealized
Settlement		Contract Amount (000)				Appreciation	(Depreciation )
Counterparty	Date	Receive		Deliver		($000)	($000)
J.P. Morgan Securities LLC	9/30/20	USD	91,765	EUR	77,601	—	(903)
J.P. Morgan Securities LLC	9/30/20	USD	17,362	GBP	13,241	—	(342)
J.P. Morgan Securities LLC	9/30/20	USD	10,685	CAD	14,041	—	(81)
J.P. Morgan Securities LLC	9/30/20	USD	9,035	JPY	959,273	—	(25)
Goldman Sachs International	9/30/20	USD	8,020	AUD	11,082	—	(155)
J.P. Morgan Securities LLC	9/30/20	USD	1,575	CHF	1,434	—	(12)
						—	(1,518)

AUD—Australian dollar.

CAD—Canadian dollar.

CHF—Swiss franc.

EUR—euro.

GBP—British pound.

JPY—Japanese yen.

USD—U.S. dollar.

See accompanying Notes, which are an integral part of the Financial Statements.

28

Global Wellington Fund

Statement of Assets and Liabilities

As of August 31, 2020

($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value
Unaffiliated Issuers (Cost $1,153,458)	1,271,146
Affiliated Issuers (Cost $47,347)	47,367
Total Investments in Securities	1,318,513
Investment in Vanguard	53
Cash	11
Foreign Currency, at Value (Cost $8,433)	8,733
Receivables for Investment Securities Sold	1,802
Receivables for Accrued Income	5,642
Receivables for Capital Shares Issued	2,372
Variation Margin Receivable—Futures Contracts	45
Total Assets	1,337,171
Liabilities
Payables for Investment Securities Purchased	23,014
Payables for Capital Shares Redeemed	1,478
Payables to Investment Advisor	366
Payables to Vanguard	136
Variation Margin Payable—Futures Contracts	62
Unrealized Depreciation—Forward Currency Contracts	1,518
Total Liabilities	26,574
Net Assets	1,310,597

At August 31, 2020, net assets consisted of:

Paid-in Capital	1,204,171
Total Distributable Earnings (Loss)	106,426
Net Assets	1,310,597

Investor Shares—Net Assets
Applicable to 8,131,716 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	181,289
Net Asset Value Per Share—Investor Shares	$22.29

Admiral Shares—Net Assets
Applicable to 40,516,737 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	1,129,308
Net Asset Value Per Share—Admiral Shares	$27.87

See accompanying Notes, which are an integral part of the Financial Statements.

29

Global Wellington Fund

Statement of Operations

Year Ended
August 31, 2020
($000)
Investment Income
Income
Dividends[1]	18,896
Interest[2]	9,473
Securities Lending—Net	30
Total Income	28,399
Expenses
Investment Advisory Fees—Note B
Basic Fee	1,740
Performance Adjustment	(127)
The Vanguard Group—Note C
Management and Administrative—Investor Shares	489
Management and Administrative—Admiral Shares	1,807
Marketing and Distribution—Investor Shares	27
Marketing and Distribution—Admiral Shares	69
Custodian Fees	42
Auditing Fees	38
Shareholders’ Reports—Investor Shares	18
Shareholders’ Reports—Admiral Shares	12
Trustees’ Fees and Expenses	2
Total Expenses	4,117
Net Investment Income	24,282
Realized Net Gain (Loss)
Investment Securities Sold[2]	(2,340)
Futures Contracts	(345)
Forward Currency Contracts	(4,732)
Foreign Currencies	(42)
Realized Net Gain (Loss)	(7,459)
Change in Unrealized Appreciation (Depreciation)
Investment Securities[2]	60,063
Futures Contracts	(400)
Forward Currency Contracts	(2,124)
Foreign Currencies	460
Change in Unrealized Appreciation (Depreciation)	57,999
Net Increase (Decrease) in Net Assets Resulting from Operations	74,822

1	Dividends are net of foreign withholding taxes of $1,148,000.
2	Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $388,000, $36,000, and $21,000, respectively. Purchases and sales are for temporary cash investment purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

30

Global Wellington Fund

Statement of Changes in Net Assets

	Year Ended August 31,
	2020	2019
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	24,282	20,611
Realized Net Gain (Loss)	(7,459)	(5,890)
Change in Unrealized Appreciation (Depreciation)	57,999	49,342
Net Increase (Decrease) in Net Assets Resulting from Operations	74,822	64,063
Distributions[1]
Investor Shares	(3,574)	(3,787)
Admiral Shares	(19,722)	(17,340)
Total Distributions	(23,296)	(21,127)
Capital Share Transactions
Investor Shares	(728)	(2,831)
Admiral Shares	257,012	75,712
Net Increase (Decrease) from Capital Share Transactions	256,284	72,881
Total Increase (Decrease)	307,810	115,817
Net Assets
Beginning of Period	1,002,787	886,970
End of Period	1,310,597	1,002,787

1 Certain prior period numbers have been reclassified to conform with current period presentation.

See accompanying Notes, which are an integral part of the Financial Statements.

31

Global Wellington Fund

Financial Highlights

Investor Shares

			Oct. 18,
	Year Ended		2017[1] to
	August 31,		Aug. 31,
For a Share Outstanding Throughout Each Period	2020	2019	2018
Net Asset Value, Beginning of Period	$21.41	$20.51	$20.00
Investment Operations
Net Investment Income[2]	.430	.443	.392
Net Realized and Unrealized Gain (Loss) on Investments	.874	.920	.379
Total from Investment Operations	1.304	1.363	.771
Distributions
Dividends from Net Investment Income	(.389)	(.426)	(.261)
Distributions from Realized Capital Gains	(.035)	(.037)	—
Total Distributions	(.424)	(.463)	(.261)
Net Asset Value, End of Period	$22.29	$21.41	$20.51

Total Return[3]	6.22%	6.80%	3.88%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$181	$176	$172
Ratio of Total Expenses to Average Net Assets	0.44%[4]	0.46%[4]	0.46%[5,6]
Ratio of Net Investment Income to Average Net Assets	2.01%	2.19%	2.32%[6]
Portfolio Turnover Rate	58%[7]	54%	44%

1	Subscription period for the fund was October 18, 2017, to November 1, 2017, during which time all assets were held in cash. Performance measurement began November 2, 2017, the first business day after the subscription period, at a net asset value of $20.00.
2	Calculated based on average shares outstanding.
3	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
4	Includes performance-based investment advisory fee increases (decreases) of (0.01%) for 2020 and 0.01% for 2019.
5	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.45%.
6	Annualized.
7	Includes 10% attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.

32

Global Wellington Fund

Financial Highlights

Admiral Shares

			Oct. 18,
	Year Ended		2017[1] to
	August 31,		Aug. 31,
For a Share Outstanding Throughout Each Period	2020	2019	2018
Net Asset Value, Beginning of Period	$26.76	$25.65	$25.00
Investment Operations
Net Investment Income[2]	.564	.583	.511
Net Realized and Unrealized Gain (Loss) on Investments	1.104	1.132	.480
Total from Investment Operations	1.668	1.715	.991
Distributions
Dividends from Net Investment Income	(.514)	(.559)	(.341)
Distributions from Realized Capital Gains	(.044)	(.046)	—
Total Distributions	(.558)	(.605)	(.341)
Net Asset Value, End of Period	$27.87	$26.76	$25.65

Total Return[3]	6.38%	6.85%	3.99%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,129	$826	$715
Ratio of Total Expenses to Average Net Assets	0.34%[4]	0.36%[4]	0.36%[5,6]
Ratio of Net Investment Income to Average Net Assets	2.11%	2.29%	2.42%[6]
Portfolio Turnover Rate	58%[7]	54%	44%

1	Subscription period for the fund was October 18, 2017, to November 1, 2017, during which time all assets were held in cash. Performance measurement began November 2, 2017, the first business day after the subscription period, at a net asset value of $25.00.
2	Calculated based on average shares outstanding.
3	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
4	Includes performance-based investment advisory fee increases (decreases) of (0.01%) for 2020 and 0.01% for 2019.
5	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.35%.
6	Annualized.
7	Includes 10% attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.

33

Global Wellington Fund

Notes to Financial Statements

Vanguard Global Wellington Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors.

Certain of the fund’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of U.S. corporations. To minimize the currency risk associated with investment in securities denominated in currencies other than the U.S. dollar, the fund attempts to hedge its currency exposures. Market disruptions associated with the COVID-19 pandemic have had a global impact, and uncertainty exists as to the long-term implications. Such disruptions can adversely affect assets of the fund and thus fund performance.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Bonds and temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

34

Global Wellington Fund

3. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.

During the year ended August 31, 2020, the fund’s average investments in long and short futures contracts each represented 2% of net assets, based on the average of the notional amounts at each quarter-end during the period.

4. Forward Currency Contracts: The fund enters into forward currency contracts to protect the value of securities and related receivables and payables against changes in future foreign exchange rates. The fund’s risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts. The fund mitigates its counterparty risk by entering into forward currency contracts only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. The master netting arrangements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate the forward currency contracts, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Schedule of Investments. The value of collateral received or pledged is compared daily to the value of the forward currency contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

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Global Wellington Fund

Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on forward currency contracts.

During the year ended August 31, 2020, the fund’s average investment in forward currency contracts represented 11% of net assets, based on the average of notional amounts at each quarter-end during the period.

5. To Be Announced (TBA) Transactions: A TBA transaction is an agreement to buy or sell mortgage-backed securities with agreed-upon characteristics (face amount, coupon, maturity) for settlement at a future date. The fund may be a seller of TBA transactions to reduce its exposure to the mortgage-backed securities market or in order to sell mortgage-backed securities it owns under delayed-delivery arrangements. When the fund is a buyer of TBA transactions, it maintains cash or short-term investments in an amount sufficient to meet the purchase price at the settlement date of the TBA transaction. The primary risk associated with TBA transactions is that a counterparty may default on its obligations. The fund mitigates its counterparty risk by, among other things, performing a credit analysis of counterparties, allocating transactions among numerous counterparties, and monitoring its exposure to each counterparty. The fund may also enter into a Master Securities Forward Transaction Agreement (MSFTA) with certain counterparties and require them to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. Under an MSFTA, upon a counterparty default (including bankruptcy), the fund may terminate any TBA transactions with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements.

6. Mortgage Dollar Rolls: The fund enters into mortgage-dollar-roll transactions, in which the fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. The proceeds of the securities sold in mortgage-dollar-roll transactions are typically invested in high-quality short-term fixed income securities. The fund forgoes principal and interest paid on the securities sold, and is compensated by interest earned on the proceeds of the sale and by a lower price on the securities to be repurchased. The fund has also entered into mortgage-dollar-roll transactions in which the fund buys mortgage-backed securities from a dealer pursuant to a TBA transaction and simultaneously agrees to sell similar securities in the future at a predetermined price. The securities bought in mortgage-dollar-roll transactions are used to cover an open TBA sell position. The fund continues to earn interest on mortgage-backed security pools already held and receives a lower price on the securities to be sold in the future. The fund accounts for mortgage-dollar-roll transactions as purchases and sales; as such, these transactions may increase the fund’s portfolio turnover rate. Amounts to be received or paid in connection with open mortgage dollar rolls are included in Receivables for Investment Securities Sold or Payables for Investment Securities Purchased in the Statement of Assets and Liabilities.

36

Global Wellington Fund

7. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.

8. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.

9. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Collateral investments in Vanguard Market Liquidity Fund are subject to market appreciation or depreciation. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

10. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes, subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate (or

37

Global Wellington Fund

an acceptable alternate rate, if necessary), federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread, except that borrowings under the uncommitted credit facility may bear interest based upon an alternative rate agreed to by the fund and Vanguard.

In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.

For the year ended August 31, 2020, the fund did not utilize the credit facilities or the Interfund Lending Program.

11. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities are amortized and accreted, respectively, to interest income over the lives of the respective securities, except for premiums on certain callable debt securities that are amortized to the earliest call date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B.   Wellington Management Company LLP provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on the fund’s performance relative to the Global Wellington Composite Index, comprising the FTSE Developed Index and the Bloomberg Barclays Fixed Income Composite Index, since December 1, 2017. For the year ended August 31, 2020, the investment advisory fee represented an effective annual basic rate of 0.15% of the fund’s average net assets before a decrease of $127,000 (0.01%) based on performance.

C.  In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.

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Global Wellington Fund

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2020, the fund had contributed to Vanguard capital in the amount of $53,000, representing less than 0.01% of the fund’s net assets and 0.02% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

D. Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.

The following table summarizes the market value of the fund’s investments and derivatives as of August 31, 2020, based on the inputs used to value them:

	Level 1	Level 2	Level 3	Total
	($000)	($000)	($000)	($000)
Investments
Assets
Common Stocks	522,759	329,718	—	852,477
U.S. Government and Agency Obligations	—	62,098	—	62,098
Asset-Backed/Commercial Mortgage-Backed Securities	—	14,850	—	14,850
Corporate Bonds	—	284,443	—	284,443
Sovereign Bonds	—	46,098	—	46,098
Taxable Municipal Bonds	—	11,180	—	11,180
Temporary Cash Investments	47,367	—	—	47,367
Total Assets	570,126	748,387	—	1,318,513
Derivative Financial Instruments
Assets
Futures Contracts[1]	45	—	—	45
Liabilities
Futures Contracts[1]	62	—	—	62
Forward Currency Contracts	—	1,518	—	1,518
Total Liabilities	62	1,518	—	1,580

1 Represents variation margin on the last day of the reporting period.

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Global Wellington Fund

E. At August 31, 2020, the fair values of derivatives were reflected in the Statement of Assets and Liabilities as follows:

	Interest	Foreign
	Rate	Exchange
	Contracts	Contracts	Total
Statement of Net Assets Caption	($000)	($000)	($000)
Variation Margin Receivable—Futures Contracts	45	—	45

Variation Margin Payable—Futures Contracts	62	—	62
Unrealized Depreciation—Forward Currency Contracts	—	1,518	1,518
Total Liabilities	62	1,518	1,580

Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the year ended August 31, 2020, were:

	Interest	Foreign
	Rate	Exchange
	Contracts	Contracts	Total
Realized Net Gain (Loss) on Derivatives	($000)	($000)	($000)
Futures Contracts	(345)	—	(345)
Forward Currency Contracts	—	(4,732)	(4,732)
Realized Net Gain (Loss) on Derivatives	(345)	(4,732)	(5,077)

Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	(400)	—	(400)
Forward Currency Contracts	—	(2,124)	(2,124)
Change in Unrealized Appreciation (Depreciation) on Derivatives	(400)	(2,124)	(2,524)

F. Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for foreign currency transactions and designation of dividends paid were reclassified between the individual components of total distributable earnings (loss).

40

Global Wellington Fund

Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales; the deferral of losses from straddles; and the recognition of unrealized gains or losses from certain derivative contracts. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:

Amount
($000)
Undistributed Ordinary Income	3,181
Undistributed Long-Term Gains	—
Capital Loss Carryforwards	(14,718)
Qualified Late-Year Losses	—
Net Unrealized Gains (Losses)	117,963

The tax character of distributions paid was as follows:

		August 31,
	2020	2019
	Amount	Amount
	($000)	($000)
Ordinary Income *	23,296	19,512
Long-Term Capital Gains	—	1,615
Total	23,296	21,127

* Includes short-term capital gains, if any.

As of August 31, 2020, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Amount
($000)
Tax Cost	1,200,980
Gross Unrealized Appreciation	171,105
Gross Unrealized Depreciation	(53,572)
Net Unrealized Appreciation (Depreciation)	117,533

G. During the year ended August 31, 2020, the fund purchased $605,946,000 of investment securities and sold $407,539,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $261,740,000 and $243,671,000, respectively.

41

Global Wellington Fund

H. Capital share transactions for each class of shares were:

			Year Ended August 31,
		2020		2019
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	69,272	3,217	57,984	2,861
Issued in Lieu of Cash Distributions	3,177	151	3,350	166
Redeemed	(73,177)	(3,475)	(64,165)	(3,183)
Net Increase (Decrease)—Investor Shares	(728)	(107)	(2,831)	(156)
Admiral Shares
Issued	572,797	21,800	372,819	14,761
Issued in Lieu of Cash Distributions	17,237	659	14,816	586
Redeemed	(333,022)	(12,820)	(311,923)	(12,339)
Net Increase (Decrease)—Admiral Shares	257,012	9,639	75,712	3,008

I. Management has determined that no events or transactions occurred subsequent to August 31, 2020, that would require recognition or disclosure in these financial statements.

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard World Fund and Shareholders of Vanguard Global Wellington Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Vanguard Global Wellington Fund (one of the funds constituting Vanguard World Fund, referred to hereafter as the “Fund”) as of August 31, 2020, the related statement of operations for the year ended August 31, 2020, the statement of changes in net assets for each of the two years in the period ended August 31, 2020, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2020 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

October 19, 2020

We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.

43

Special 2020 tax information (unaudited) for Vanguard Global Wellington Fund

This information for the fiscal year ended August 31, 2020, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $16,363,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 38.8% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

44

Liquidity Risk Management

Vanguard funds (except for the money market funds) have adopted and implemented a written liquidity risk management program (the “Program”) as required by Rule 22e-4 under the Investment Company Act of 1940. Rule 22e-4 requires that each fund adopt a program that is reasonably designed to assess and manage the fund’s liquidity risk, which is the risk that the fund could not meet redemption requests without significant dilution of remaining investors’ interests in the fund.

Assessment and management of a fund’s liquidity risk under the Program take into consideration certain factors, such as the fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions, its short- and long-term cash-flow projections during both normal and reasonably foreseeable stressed conditions, and its cash and cash-equivalent holdings and access to other funding sources. As required by the rule, the Program includes policies and procedures for classification of fund portfolio holdings in four liquidity categories, maintaining certain levels of highly liquid investments, and limiting holdings of illiquid investments.

The board of trustees of Vanguard World Fund approved the appointment of liquidity risk management program administrators responsible for administering Vanguard Global Wellington Fund’s Program and for carrying out the specific responsibilities set forth in the Program, including reporting to the board on at least an annual basis regarding the Program’s operation, its adequacy, and the effectiveness of its implementation for the past year (the “Program Administrator Report”). The board has reviewed the Program Administrator Report covering the period from December 1, 2018, through December 31, 2019 (the “Review Period”). The Program Administrator Report stated that during the Review Period the Program operated and was implemented effectively to manage the fund’s liquidity risk.

45

BLOOMBERG is a trademark and service mark of Bloomberg Finance L.P. BARCLAYS is a trademark and service mark of Barclays Bank Plc, used under license. Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited BISL) (collectively, Bloomberg), or Bloomberg’s licensors, own all proprietary rights in the Bloomberg Barclays Fixed Income Composite Index, which is composed of 80% Bloomberg Barclays Global Aggregate Credit Index (USD Hedged), 10% Bloomberg Barclays Global Aggregate Treasury Index (USD Hedged), and 10% Bloomberg Barclays Global Aggregate Securitized Index (USD Hedged) (the Indices or Bloomberg Barclays Indices).

Neither Barclays Bank Plc, Barclays Capital Inc., or any affiliate (collectively Barclays) or Bloomberg is the issuer or producer of the Global Wellington Fund and neither Bloomberg nor Barclays has any responsibilities, obligations or duties to investors in the Global Wellington Fund. The Indices are licensed for use by The Vanguard Group, Inc. (Vanguard) as the sponsor of the Global Wellington Fund. Bloomberg and Barclays’ only relationship with Vanguard in respect to the Indices is the licensing of the Indices, which are determined, composed and calculated by BISL, or any successor thereto, without regard to the Issuer or the Global Wellington Fund or the owners of the Global Wellington Fund.

Additionally, Vanguard may for itself execute transaction(s) with Barclays in or relating to the Indices in connection with the Global Wellington Fund. Investors acquire the Global Wellington Fund from Vanguard and investors neither acquire any interest in the Indices nor enter into any relationship of any kind whatsoever with Bloomberg or Barclays upon making an investment in the Global Wellington Fund. The Global Wellington Fund is not sponsored, endorsed, sold or promoted by Bloomberg or Barclays. Neither Bloomberg nor Barclays makes any representation or warranty, express or implied regarding the advisability of investing in the Global Wellington Fund or the advisability of investing in securities generally or the ability of the Indices to track corresponding or relative market performance. Neither Bloomberg nor Barclays has passed on the legality or suitability of the Global Wellington Fund with respect to any person or entity. Neither Bloomberg nor Barclays is responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Global Wellington Fund to be issued. Neither Bloomberg nor Barclays has any obligation to take the needs of the Issuer or the owners of the Global Wellington Fund or any other third party into consideration in determining, composing or calculating the Indices. Neither Bloomberg nor Barclays has any obligation or liability in connection with administration, marketing or trading of the Global Wellington Fund.

46

The licensing agreement between Bloomberg and Barclays is solely for the benefit of Bloomberg and Barclays and not for the benefit of the owners of the Global Wellington Fund, investors or other third parties. In addition, the licensing agreement between Vanguard and Bloomberg is solely for the benefit of Vanguard and Bloomberg and not for the benefit of the owners of the Global Wellington Fund, investors or other third parties.

NEITHER BLOOMBERG NOR BARCLAYS SHALL HAVE ANY LIABILITY TO THE ISSUER, INVESTORS OR TO OTHER THIRD PARTIES FOR THE QUALITY, ACCURACY AND/OR COMPLETENESS OF THE BLOOMBERG BARCLAYS INDICES OR ANY DATA INCLUDED THEREIN OR FOR INTERRUPTIONS IN THE DELIVERY OF THE BLOOMBERG BARCLAYS INDICES. NEITHER BLOOMBERG NOR BARCLAYS MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ISSUER, THE INVESTORS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE BLOOMBERG BARCLAYS INDICES OR ANY DATA INCLUDED THEREIN. NEITHER BLOOMBERG NOR BARCLAYS MAKES ANY EXPRESS OR IMPLIED WARRANTIES, AND EACH HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE BLOOMBERG BARCLAYS INDICES OR ANY DATA INCLUDED THEREIN. BLOOMBERG RESERVES THE RIGHT TO CHANGE THE METHODS OF CALCULATION OR PUBLICATION, OR TO CEASE THE CALCULATION OR PUBLICATION OF THE BLOOMBERG BARCLAYS INDICES, AND NEITHER BLOOMBERG NOR BARCLAYS SHALL BE LIABLE FOR ANY MISCALCULATION OF OR ANY INCORRECT, DELAYED OR INTERRUPTED PUBLICATION WITH RESPECT TO ANY OF THE BLOOMBERG BARCLAYS INDICES. NEITHER BLOOMBERG NOR BARCLAYS SHALL BE LIABLE FOR ANY DAMAGES, INCLUDING, WITHOUT LIMITATION, ANY SPECIAL, INDIRECT OR CONSEQUENTIAL DAMAGES, OR ANY LOST PROFITS AND EVEN IF ADVISED OF THE POSSIBILITY OF SUCH, RESULTING FROM THE USE OF THE BLOOMBERG BARCLAYS INDICES OR ANY DATA INCLUDED THEREIN OR WITH RESPECT TO THE GLOBAL WELLINGTON FUND.

None of the information supplied by Bloomberg or Barclays and used in this publication may be reproduced in any manner without the prior written permission of both Bloomberg and Barclays Capital, the investment banking division of Barclays Bank Plc. Barclays Bank Plc is registered in England No. 1026167. Registered office 1 Churchill Place London E14 5HP.

© 2020 Bloomberg. Used with Permission.

Source: Bloomberg Index Services Limited. Copyright 2020, Bloomberg. All rights reserved.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 212 Vanguard funds.

Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustee1

Mortimer J. Buckley

Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (2018– present) of Vanguard; chief executive officer, president, and trustee (2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Chairman of the board (2011–2017) and trustee (2009–2017) of the Children’s Hospital of Philadelphia; and trustee (2018–present) and vice chair (2019–present) of The Shipley School.

Independent Trustees

Emerson U. Fullwood

Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and

Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Director of SPX FLOW, Inc. (multi-industry manufac-turing). Director of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, and Roberts Wesleyan College. Trustee of the University of Rochester.

Amy Gutmann

Born in 1949. Trustee since June 2006. Principal occupation(s) during the past five years and other experience: president (2004–present) of the University of Pennsylvania. Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and professor of communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania.

F. Joseph Loughrey

Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services) and the Lumina Foundation. Director of the V Foundation. Member of the advisory

1 Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

council for the College of Arts and Letters and chair of the advisory board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.

Scott C. Malpass

Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (retired June 2020) and vice president (retired June 2020) of the University of Notre Dame. Assistant professor of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee (retired June 2020). Member of the board of Catholic Investment Services, Inc. (investment advisors) and the board of superintendence of the Institute for the Works of Religion.

Deanna Mulligan

Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chief executive officer (2011–present) of The Guardian Life Insurance Company of America. President (2010–2019), chief operating officer (2010–2011), and executive vice president (2008–2010) of Individual Life and Disability of The Guardian Life Insurance Company of America. Member of the board of The Guardian Life Insurance Company of America, the American Council of Life Insurers, and the Economic Club of New York. Trustee of the Partnership for New York City (business leadership), Chief Executives for Corporate Purpose, NewYork-Presbyterian Hospital, Catalyst, and the Bruce Museum (arts and science). Member of the Advisory Council for the Stanford Graduate School of Business.

André F. Perold

Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies (private investment firm). Member of the board of advisors and member of the investment committee of the Museum of Fine Arts Boston. Member of the board (2018–present) of RIT Capital Partners (investment firm). Member of the investment committee of Partners Health Care System.

Sarah Bloom Raskin

Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Member of the board of directors (2012–2014) of Neighborhood Reinvestment Corporation. Director (2017–present) of i(x) Investments, LLC; director (2017–present) of Reserve Trust. Rubenstein Fellow (2017–present) of Duke University; trustee (2017–present) of Amherst College, and trustee (2019–present) of the Folger Shakespeare Library.

Peter F. Volanakis

Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Chairman of the board of trustees of Colby-Sawyer College. Member of the board of Hypertherm Inc. (industrial cutting systems, software, and consumables).

Executive Officers

John Bendl

Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2019–present) of each of the investment companies served by Vanguard. Chief accounting officer, treasurer, and controller of Vanguard (2017–present). Partner (2003–2016) at KPMG (audit, tax, and advisory services).

Glenn Booraem

Born in 1967. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (2017–present), treasurer (2015–2017), controller (2010–2015), and assistant controller (2001–2010) of each of the investment companies served by Vanguard.

Christine M. Buchanan

Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).

David Cermak

Born in 1960. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (2019–present) of each of the investment companies served by Vanguard. Managing director and head (2017–present) of Vanguard Investments Singapore. Managing director and head (2017–2019) of Vanguard Investments Hong Kong. Representative director and head (2014–2017) of Vanguard Investments Japan.

Thomas J. Higgins

Born in 1957. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (2019–present), chief financial officer (2008–2019), and treasurer (1998–2008) of each of the investment companies served by Vanguard.

Peter Mahoney

Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.

Anne E. Robinson

Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express.

Michael Rollings

Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.

John E. Schadl

Born in 1972. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2019–present) of Vanguard and of each of the investment companies served by Vanguard. Assistant vice president (2019–present) of Vanguard Marketing Corporation.

Vanguard Senior Management Team

Joseph Brennan	Chris D. McIsaac
Mortimer J. Buckley	James M. Norris
Gregory Davis	Thomas M. Rampulla
John James	Karin A. Risi
Martha G. King	Anne E. Robinson
John T. Marcante	Michael Rollings

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All comparative mutual fund data are from Morningstar, Inc., unless otherwise noted.

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You can review information about your fund on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request via email addressed to publicinfo@sec.gov.

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© 2020 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q15670 102020

Annual Report | August 31, 2020 Vanguard Global Wellesley® Income Fund

See the inside front cover for important information about access to your fund’s annual and semiannual shareholder reports.

Important information about access to shareholder reports

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of your fund’s annual and semiannual shareholder reports will no longer be sent to you by mail, unless you specifically request them. Instead, you will be notified by mail each time a report is posted on the website and will be provided with a link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and do not need to take any action. You may elect to receive shareholder reports and other communications from the fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you invest directly with the fund, by calling Vanguard at one of the phone numbers on the back cover of this report or by logging on to vanguard.com.

You may elect to receive paper copies of all future shareholder reports free of charge. If you invest through a financial intermediary, you can contact the intermediary to request that you continue to receive paper copies. If you invest directly with the fund, you can call Vanguard at one of the phone numbers on the back cover of this report or log on to vanguard.com. Your election to receive paper copies will apply to all the funds you hold through an intermediary or directly with Vanguard.

Contents

Your Fund’s Performance at a Glance	1
Advisor’s Report	2
About Your Fund’s Expenses	7
Performance Summary	9
Financial Statements	12
Liquidity Risk Management	42

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Performance at a Glance

●    For the 12 months ended August 31, 2020, Vanguard Global Wellesley Income Fund returned 3.66% for Investor Shares and 3.79% for Admiral Shares. Its composite benchmark index returned 3.69%.

●    Stock market indexes across the globe hit record highs in February, then fell sharply as the coronavirus spread beyond China, leading many countries to close nonessential businesses, impose lockdowns, and restrict travel. Markets rose later in the period as policymakers implemented strong responses to the ensuing economic crisis, treatments for the virus improved, vaccine trials began, and many countries started to ease pandemic-related restrictions.

●    In the bond markets, volatility rose and liquidity fell in March as the pandemic spread. By the end of the period, however, bond yields were significantly lower and bond prices were higher.

●    The fund’s stock portfolio outperformed its benchmark. Strong stock selection in the information technology sector helped returns. By region, emerging markets and North America performed best.

●    The fixed income portfolio outperformed its benchmark, thanks in part to security selection within industrial sectors, particularly communications and technology.

Market Barometer

	Average Annual Total Returns
	Periods Ended August 31, 2020
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	22.50%	14.58%	14.31%
Russell 2000 Index (Small-caps)	6.02	5.03	7.65
Russell 3000 Index (Broad U.S. market)	21.44	13.95	13.86
FTSE All-World ex US Index (International)	8.78	2.92	6.00

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index
(Broad taxable market)	6.47%	5.09%	4.33%
Bloomberg Barclays Municipal Bond Index
(Broad tax-exempt market)	3.24	4.09	3.99
FTSE Three-Month U.S. Treasury Bill Index	1.18	1.67	1.15

CPI
Consumer Price Index	1.31%	1.92%	1.75%

1

Advisor’s Report

Vanguard Global Wellesley Income Fund returned 3.66% for Investor Shares and 3.79% for Admiral Shares for the 12 months ended August 31, 2020. The fund’s composite benchmark returned 3.69%. It is weighted 65% Bloomberg Barclays Fixed Income Composite Index— made up of 80% Bloomberg Barclays Global Aggregate Credit Index (USD Hedged), 10% Bloomberg Barclays Global Aggregate Treasury Index (USD Hedged), and 10% Bloomberg Barclays Global Aggregate Securitized Index (USD Hedged)—and 35% FTSE Developed High Dividend Yield Index (net of tax).

The investment environment

For the period, the Standard & Poor’s 500 Index returned 21.94%, the MSCI World Index returned 17.41%, and the MSCI EAFE Index returned 6.13%. The U.S. fixed income market advanced, with the Bloomberg Barclays U.S. Aggregate Bond Index returning 6.47%. In contrast, non-U.S. bonds returned 0.72%, as measured by the Bloomberg Barclays Global Aggregate ex-USD Hedged Index, and the higher-quality Bloomberg Barclays U.S. Credit A or Better Index returned 7.45%. The yield on the 10-year U.S. Treasury began the period at 1.50% and finished at 0.70%.

In late 2019, the U.S. canceled scheduled tariffs in an effort to secure a phase-one trade deal with China. U.K. equities rose after the Conservative Party’s victory in the general election lifted uncertainty about the country’s departure from the European Union (EU) and concerns about the Labor Party’s plans to nationalize large swaths of the economy.

Global equities ended the first quarter of 2020 sharply lower as the COVID-19 pandemic caused unprecedented disruption to financial markets and economies. Market volatility remained extremely high, and liquidity plunged to record lows. With the world’s largest oil producers failing to agree on whether to reduce output as demand collapsed, oil prices fell to their lowest level since 2002. The U.K. officially departed the EU on January 31, and the pandemic delayed U.K.-EU trade agreement discussions.

During the second quarter, global equities surged. They continued to rise toward the end of the period, supported by ongoing fiscal and monetary stimulus, encouraging COVID-19 vaccine trials, and further evidence of an acceleration in the global economy. On the other hand, a rising wave of infections pressured this recovery.

On the fixed income side, absolute returns across most major (U.S.) fixed income spread sectors were positive for the 12 months. On an excess return basis, most spread sectors posted negative returns. Sovereign yields also declined to historic lows in several developed markets.

Monetary policy had taken a dovish pivot in 2019 because of tepid economic data, trade policy uncertainty, and stubbornly

2

low inflation. But beginning in March, in response to the COVID-19 pandemic, the U.S. Federal Reserve cut rates to near zero and committed to buying unlimited amounts of U.S. Treasury and agency mortgage-backed securities (MBS). The Fed increased the size and scope of its asset purchase program to include corporate bonds, agency commercial mortgage-backed securities, and commercial paper, while also lending support to the municipal funding market.

Central banks added extraordinary monetary stimulus to support global economies amid the crisis. The European Central Bank (ECB) expanded its massive asset purchase program, which included non-financial commercial paper for the first time, and eased collateral rules. Credit spreads widened as the pandemic led to a flight to safety in U.S. Treasuries.

Toward the end of the fiscal year, the Fed announced a policy shift to an average inflation target. It also modified its employment objective to indicate that maximum employment is a “broad-based” and “inclusive” goal and noted that policy will respond to “shortfalls” from maximum employment rather than “deviations.” We interpret all of this as suggesting that the Fed may adopt an asymmetrical approach to its employment objective and allow the unemployment rate to remain quite low for a sustained period unless inflation increases.

The U.S. dollar (USD) generated mixed results against global currencies, while emerging market and commodity-linked currencies lagged on recession fears stemming from the pandemic and a collapse in OPEC+ talks early in 2020. The euro performed well, driven by the proposal and subsequent agreement on the Next Generation EU plan.

The fund’s successes

The fund’s equity portfolio outperformed its benchmark, driven by strong stock selection in energy, information technology, and financials. Its overweight to information technology also contributed. Top relative contributors included Taiwan Semiconductor (information technology, Taiwan) and Microsoft (information technology, U.S.).

On the fixed income side, security selection within industrial sectors, particularly communications and technology, contributed the most to relative outperformance. Positioning in local agency and supranationals and in securitized sectors—especially an underweight to and security selection in mortgage-backed pass-throughs— also helped. Duration and yield curve positioning was a positive contributor to results overall.

The fund’s shortfalls

Sector allocation detracted from relative returns, particularly underweights to industrials and health care. Weak stock

3

selection in industrials and real estate also detracted. Top relative detractors included ABN AMRO Bank (financials, Netherlands), Millicom International Cellular (communication services, U.S.), and Boeing (industrials, U.S.).

In fixed income, an overweight to and security selection within the banking sector hurt results. In securitized sectors, positioning within asset-backed securities (ABS) slightly hindered performance. An overweight to and selection within local authority bonds also detracted.

The fund’s positioning

We continue to maintain a modestly pro-cyclical risk posture. Our base case is for an improving economy and elevated volatility as the path of COVID-19 develops.

We expect the Fed to maintain its current trajectory and U.S. rates to remain low and range-bound. We have positioned the fixed income portfolio with close-to-benchmark-neutral duration. Credit remains the main investment focus. Despite credit spread compression pushing spreads to more normal levels, Fed purchases remain a tailwind and likely to further support spread levels.

We are underweighted in credit risk globally. This underweight is driven by an underweight to richly valued supranationals and partly offset by an overweight to corporates and taxable municipals. We favor USD-denominated corporates and focus on higher-quality and less-cyclical sectors. We expect our significant positioning there to benefit from supportive global central bank policy and the global search for yield.

We are also overweight in euro-denominated corporate risk and underweight in euro-denominated supranationals. We view ECB bond purchases as very supportive of euro-denominated assets. We remain underweight in U.K. credit risk as we do not view market levels as compensating for Brexit uncertainties and the longer-term economic impacts. We are also underweight in emerging markets, focusing instead on countries that are better able to cope with the economic and health care impacts of COVID-19.

We believe credit fundamentals will remain strained in the medium term; however, liquidity is robust, and spread widening is likely an opportunity for long-term investors. On an industry basis, the fixed income portfolio is overweight in less-cyclical sectors such as communications and electric utilities. We are cautious about sectors that are more cyclical, such as energy, and we are seeking opportunities to move up in credit quality.

We are also overweight traditional sectors of ABS, which remain well-protected from defaults. Within agency MBS, we remain underweight in agency pass-throughs overall but overweight in low-coupon to-be-announced (TBA) securities to maintain carry and liquidity. Instead, we favor

4

CMOs (collateralized mortgage obligations) and DUS (delegated underwriting and servicing) for their stable cash flows. We continue to hold adequate liquidity in the fixed income portion of the fund, with government bonds serving as our “all-weather” liquidity buffer.

On the equity side, we have seen the worst quarter in history, followed by one of the all-time strongest recoveries, which was led by a narrow selection of growth and tech stocks. Valuations have risen significantly, and much of the recovery is priced in. We believe there is still much uncertainty ahead and that, given the possible “second wave” of infections and the disjointed reopening of economies, the market has not discounted many of the potential risks linked directly or indirectly to the pandemic.

We wait to fully understand the lasting macroeconomic impact of the global shutdowns, central bank interventions, and ballooning public deficits. We are also aware that the buildup to the U.S. election, and its results, will have far-reaching implications for the U.S.-China trade war and the United States’ future domestically and internationally.

We maintain our cautious approach and believe that negatively skewed risks remain highly elevated around the world. We remain focused on a company’s long-term ability and willingness to pay dividends and offer attractive total returns, particularly across this highly uncertain and diverging period. We continue to look for opportunities where market narrowness and a myopic focus has left some stocks overlooked in the recovery.

While some portfolio companies have suspended dividends in the short term because of political pressure (and, in some cases, an abundance of caution), the overall impact to the portfolio has been relatively minor. We are confident that our holdings that suspended dividends will resume them soon.

Over the 12 months, we have made several changes to the equity portfolio’s overall positioning. We have moved from an underweight to an overweight allocation in real estate and decreased our exposure to communication services. These investment decisions stem from bottom-up risk-return considerations at the individual stock level.

Regionally, the equity portfolio’s largest allocations are to North America and Europe. Within Europe, the portfolio is most overweight euro zone countries, including France, Norway, and Portugal. The fund’s largest overweighting is emerging markets; its largest under-weighting is Asia Pacific ex-Japan. Most of these weightings are a function of domi-cile of global companies, rather than reflecting our views of local economies.

At the end of the fiscal year, the equity portfolio’s largest overweights were in communication services, consumer discretionary, and real estate. In all these

5

sectors we have found many attractively valued companies that present good absolute upside as well as reasonable downside protection through an economic cycle. The largest underweights were in consumer staples, materials, and industrials. We initiated new positions in Progressive, Nexity, BAE Systems, Exelon, and DNB. We eliminated our holdings in BT Group, Baxter International, Public Storage, Koninklijke Philips, and Unilever.

Loren L. Moran, CFA

Senior Managing Director and

Fixed Income Portfolio Manager

Michael E. Stack, CFA

Senior Managing Director and

Fixed Income Portfolio Manager

Andre J. Desautels, CFA

Senior Managing Director and

Equity Portfolio Manager

Wellington Management Company llp

September 11, 2020

6

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

•   Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

•   Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

7

Six Months Ended August 31, 2020

	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Global Wellesley Income Fund	2/29/2020	8/31/2020	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,023.86	$2.14
Admiral™ Shares	1,000.00	1,024.44	1.63
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,023.03	$2.14
Admiral Shares	1,000.00	1,023.53	1.63

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for the period are 0.42% for Investor Shares and 0.32% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/366).

8

Global Wellesley Income Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: November 2, 2017, Through August 31, 2020

Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended August 31, 2020
		Since	Final Value
	One	Inception	of a $10,000
	Year	(11/2/2017)	Investment
Global Wellesley Income Fund Investor Shares	3.66%	3.54%	$11,033
Global Wellesley Income Composite Index	3.69	3.95	11,159
Bloomberg Barclays Global Aggregate Bond Index	5.54	4.59	11,353
FTSE Developed Net Tax Index	17.41	8.84	12,706

Global Wellesley Income Composite Index: Weighted 65% Bloomberg Barclays Fixed Income Composite Index (composed of 80% Bloomberg Barclays Global Aggregate Credit Index (USD Hedged), 10% Bloomberg Barclays Global Aggregate Treasury Index (USD Hedged), and 10% Bloomberg Barclays Global Aggregate Securitized Index (USD Hedged)), and 35% FTSE Developed High Dividend Yield Index (net of tax).

"Since Inception" performance is calculated from the Investor Shares’ inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

9

Global Wellesley Income Fund

	Average Annual Total Returns
	Periods Ended August 31, 2020
		Since	Final Value
	One	Inception	of a $50,000
	Year	(11/2/2017)	Investment
Global Wellesley Income Fund Admiral Shares	3.79%	3.64%	$55,326
Global Wellesley Income Composite Index	3.69	3.95	55,795
Bloomberg Barclays Global Aggregate Bond Index	5.54	4.59	56,766
FTSE Developed Net Tax Index	17.41	8.84	63,531

"Since Inception" performance is calculated from the Admiral Shares’ inception date for both the fund and its comparative standards.

10

Global Wellesley Income Fund

Fund Allocation

As of August 31, 2020

Australia	1.6%
Canada	5.6
Cayman Islands	1.5
China	1.6
France	7.3
Germany	3.3
Hong Kong	1.2
Japan	4.5
Netherlands	1.5
Norway	1.2
Spain	1.5
Switzerland	2.8
Taiwan	1.3
United Kingdom	7.1
United States	52.5
Other	5.5

The table reflects the fund’s investments, except for short-term investments and derivatives.

11

Global Wellesley Income Fund

Financial Statements

Schedule of Investments

As of August 31, 2020

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (6.2%)
United States (6.2%)
[1,2]	Fannie Mae Pool	3.070%	2/1/25	125	136
[1,2]	Fannie Mae Pool	2.780%	6/1/26	275	302
[1,2]	Fannie Mae REMICS	2.000%	9/25/40	142	146
[1,2]	Fannie Mae REMICS	3.500%	6/25/44–6/25/59	1,670	1,778
[1,2]	Fannie Mae REMICS	2.500%	5/25/45–3/25/53	900	943
[1,2]	Fannie Mae REMICS	3.000%	2/25/49	149	155
[1,2]	Freddie Mac REMICS	4.000%	12/15/39–8/15/40	1,254	1,396
[1,2]	Freddie Mac REMICS	3.500%	9/15/40–11/15/40	350	360
[1,2]	Freddie Mac REMICS	1.750%	9/15/42	1,181	1,214
[1]	Ginnie Mae II Pool	3.000%	7/20/50	3,292	3,472
[1]	Ginnie Mae REMICS	2.750%	9/20/44	235	241
¤,1,2	UMBS Pool	2.000%	9/1/35	3,525	3,668
¤,1,2	UMBS Pool	2.500%	9/1/50	4,000	4,210
	United States Treasury Note/Bond	1.125%	2/28/25	1,135	1,180
	United States Treasury Note/Bond	0.250%	5/31/25	225	225
	United States Treasury Note/Bond	0.250%	7/31/25	1,315	1,314
	United States Treasury Note/Bond	0.250%	8/31/25	2,855	2,852
	United States Treasury Note/Bond	1.500%	2/15/30	275	296
	United States Treasury Note/Bond	0.625%	5/15/30	1,480	1,470
[3]	United States Treasury Note/Bond	2.875%	5/15/49	370	493
[4]	United States Treasury Note/Bond	2.000%	2/15/50	2,287	2,573
[3]	United States Treasury Note/Bond	1.250%	5/15/50	703	662
Total U.S. Government and Agency Obligations (Cost $28,699)					29,086
Asset-Backed/Commercial Mortgage-Backed Securities (2.9%)
Bermuda (0.0%)
[1,5]	START Ireland	4.089%	3/15/44	165	150

Canada (0.3%)
[1,5]	Chesapeake Funding II LLC 2018-2A	3.230%	8/15/30	448	456
[5,6]	Ford Auto Securitization Trust	2.354%	6/15/23	1,541	1,187
					1,643
Cayman Islands (1.5%)
[1,5,7]	Atlas Senior Loan Fund V Ltd., 3M USD LIBOR + 1.260%	1.531%	7/16/29	890	884
[1,5,7]	KKR CLO 16 Ltd., 3M USD LIBOR + 1.250%	1.522%	1/20/29	435	429
[1,5,7]	KKR CLO 17 Ltd., 3M USD LIBOR + 1.340%	1.615%	4/15/29	875	874
[1,5,7]	Madison Park Funding XVIII Ltd., 3M USD LIBOR + 1.190%	1.461%	10/21/30	875	869

12

Global Wellesley Income Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
[1,5,7]	Madison Park Funding XXX Ltd., 3M USD LIBOR + 0.750%	1.025%	4/15/29	1,570	1,535
[1,5,7]	Magnetite VII Ltd., 3M USD LIBOR + 0.800%	1.075%	1/15/28	1,510	1,495
[1,5,7]	Race Point IX CLO Ltd., 3M USD LIBOR + 1.210%	1.485%	10/15/30	865	858
					6,944
United States (1.1%)
[1,5]	Angel Oak Mortgage Trust I LLC 2018-3	3.649%	9/25/48	311	311
[1,5]	ARI Fleet Lease Trust 2018-A	2.550%	10/15/26	42	42
[1,5]	Castlelake Aircraft Securitization Trust 2019-1	3.967%	4/15/39	218	197
[1,5]	CF Hippolyta LLC	1.690%	7/15/60	558	566
[1,5]	Chesapeake Funding II LLC 2017-2A	1.990%	5/15/29	100	100
[1,5]	COLT 2018-3 Mortgage Loan Trust	3.692%	10/26/48	78	79
[1,5]	DB Master Finance LLC	3.787%	5/20/49	129	134
[1,5]	DB Master Finance LLC	4.021%	5/20/49	114	121
[1,5]	Deephaven Residential Mortgage Trust 2018-1	2.976%	12/25/57	117	117
[1,5]	Enterprise Fleet Financing LLC Series 2018-1	2.870%	10/20/23	201	201
[1,5]	First Investors Auto Owner Trust	2.410%	12/15/22	13	13
[1]	Ford Credit Floorplan Master Owner Trust 2019-A	2.440%	9/15/26	210	224
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates	2.282%	7/25/26	235	254
[1,5]	GreatAmerica Leasing Receivables Funding LLC Series 2018-1	2.600%	6/15/21	60	60
[1,5]	GreatAmerica Leasing Receivables Funding LLC Series 2018-1	2.830%	6/17/24	183	186
[1,5]	MMAF Equipment Finance LLC 2017-B	2.210%	10/17/22	84	84
[1,2]	Seasoned Credit Risk Transfer Trust Series 2018-4	3.500%	3/25/58	217	233
[1,2]	Seasoned Credit Risk Transfer Trust Series 2019-1	3.500%	7/25/58	222	240
[1,2]	Seasoned Credit Risk Transfer Trust Series 2019-3	3.500%	10/25/58	340	368
[1,5]	SoFi Consumer Loan Program 2019-3 Trust	2.900%	5/25/28	582	589
[1,5]	Towd Point Mortgage Trust 2018-1	3.000%	1/25/58	226	233
[1,5]	Vantage Data Centers LLC 2018-1A	4.072%	2/16/43	322	330
[1,5]	Vantage Data Centers LLC 2019-1A	3.188%	7/15/44	139	141
[1,5]	Verus Securitization Trust 2019-2	3.211%	5/25/59	215	219
					5,042
Total Asset-Backed/Commercial Mortgage-Backed Securities (Cost $13,763)					13,779
Corporate Bonds (41.7%)
Australia (0.6%)
[1,5]	Macquarie Group Ltd.	4.150%	3/27/24	1,125	1,209
[5]	National Australia Bank Ltd.	2.332%	8/21/30	250	251
[1,5]	National Australia Bank Ltd.	3.933%	8/2/34	850	945
[5]	Scentre Group Trust 1 / Scentre Group Trust 2	3.625%	1/28/26	380	406
					2,811
Belgium (0.8%)
	Anheuser-Busch Cos. LLC / Anheuser-Busch InBev Worldwide Inc.	4.900%	2/1/46	700	862
[8]	Anheuser-Busch InBev SA	1.750%	3/7/25	325	451
[9]	Anheuser-Busch InBev SA	2.000%	3/17/28	500	660

13

Global Wellesley Income Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
[9]	Anheuser-Busch InBev SA	2.875%	4/2/32	450	637
	Anheuser-Busch InBev Worldwide Inc.	4.375%	4/15/38	480	551
	Anheuser-Busch InBev Worldwide Inc.	4.600%	4/15/48	300	355
					3,516
Canada (1.2%)
	Bank of Nova Scotia	2.700%	8/3/26	990	1,096
[6]	Bell Canada Inc.	3.350%	3/22/23	950	769
	Fortis Inc.	3.055%	10/4/26	625	682
	Nutrien Ltd.	4.125%	3/15/35	750	861
[6]	Royal Bank of Canada	2.949%	5/1/23	1,825	1,482
	TransCanada PipeLines Ltd.	4.875%	1/15/26	475	564
					5,454
Chile (0.2%)
[5]	Banco Santander Chile	2.700%	1/10/25	1,050	1,108

China (0.4%)
	Alibaba Group Holding Ltd.	3.400%	12/6/27	690	777
[5]	Tencent Holdings Ltd.	3.595%	1/19/28	690	765
[5]	Tencent Holdings Ltd.	3.975%	4/11/29	405	466
					2,008
Denmark (0.4%)
[1,9]	Danske Bank A/S	0.500%	8/27/25	1,650	1,957

France (3.8%)
[9]	Airbus SE	2.375%	4/7/32	1,225	1,591
[1,9]	AXA SA	5.125%	7/4/43	750	1,003
[9]	BNP Paribas SA	1.500%	11/17/25	800	1,009
[1,5]	BNP Paribas SA	2.819%	11/19/25	360	383
[1,5]	BNP Paribas SA	2.219%	6/9/26	770	804
[9]	BNP Paribas SA	0.125%	9/4/26	400	466
[9]	BPCE SA	1.125%	1/18/23	900	1,097
[5]	BPCE SA	3.250%	1/11/28	500	552
[9]	Cie de Saint-Gobain	2.375%	10/4/27	700	939
[9]	Credit Mutuel Arkea SA	1.625%	4/15/26	1,100	1,392
[5]	Danone SA	2.947%	11/2/26	285	315
[9]	Engie SA	0.000%	3/4/27	1,000	1,182
[9]	Engie SA	1.750%	3/27/28	600	794
[9]	Orange SA	1.000%	5/12/25	1,200	1,492
[9]	Orange SA	2.000%	1/15/29	300	407
[9]	Orange SA	0.500%	9/4/32	700	818
[9]	RCI Banque SA	0.750%	9/26/22	625	739
[9]	RCI Banque SA	1.375%	3/8/24	575	688
[9]	Veolia Environnement SA	1.590%	1/10/28	400	520
[9]	Veolia Environnement SA	1.940%	1/7/30	700	936
[5]	WEA Finance LLC	4.125%	9/20/28	605	620
[5]	WEA Finance LLC	4.625%	9/20/48	210	204
					17,951
Germany (2.0%)
[5]	Bayer US Finance II LLC	4.250%	12/15/25	660	758
[5]	Bayer US Finance LLC	3.375%	10/8/24	765	834
[8]	Deutsche Telekom AG	3.125%	2/6/34	500	775
[8]	E.ON International Finance BV	5.875%	10/30/37	200	416
[9]	E.ON SE	1.625%	5/22/29	550	722

14

Global Wellesley Income Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
[8]	innogy Finance BV	4.750%	1/31/34	400	712
[5]	Volkswagen Group of America Finance LLC	3.350%	5/13/25	200	220
[9]	Volkswagen Leasing GmbH	2.625%	1/15/24	525	666
[9]	Volkswagen Leasing GmbH	1.375%	1/20/25	1,825	2,219
[9]	Wintershall Dea Finance BV	0.840%	9/25/25	1,900	2,210
					9,532
Hong Kong (0.1%)
[5]	AIA Group Ltd.	3.375%	4/7/30	200	224

Ireland (0.5%)
[9]	CRH Finance DAC	3.125%	4/3/23	1,177	1,514
[9]	CRH SMW Finance DAC	1.250%	11/5/26	800	1,001
					2,515
Japan (0.5%)
[9]	Takeda Pharmaceutical Co. Ltd.	1.375%	7/9/32	575	709
	Takeda Pharmaceutical Co. Ltd.	3.025%	7/9/40	200	207
[10]	Toyota Finance Australia Ltd.	2.500%	12/7/20	2,075	1,538
					2,454
Mexico (0.1%)
[5]	Infraestructura Energetica Nova SAB de CV	4.875%	1/14/48	585	587

Netherlands (0.7%)
[9]	ABN AMRO Bank NV	2.500%	11/29/23	1,025	1,325
[8]	Cooperatieve Rabobank UA	4.625%	5/23/29	200	330
[9]	Heineken NV	1.500%	10/3/29	950	1,249
	Shell International Finance BV	4.000%	5/10/46	275	326
					3,230
Norway (0.2%)
[5]	Aker BP ASA	3.750%	1/15/30	700	694

South Korea (0.0%)
[5]	SK Telecom Co. Ltd.	3.750%	4/16/23	200	215

Spain (0.8%)
[9]	Abertis Infraestructuras SA	1.125%	3/26/28	1,100	1,260
[9]	Iberdrola Finanzas SA	1.250%	10/28/26	1,000	1,272
	Telefonica Emisiones SAU	4.665%	3/6/38	845	978
					3,510
Switzerland (0.5%)
[5]	Alcon Finance Corp.	3.000%	9/23/29	1,005	1,086
[1,9]	Credit Suisse Group AG	1.250%	7/17/25	600	738
[1,5]	Credit Suisse Group AG	2.593%	9/11/25	410	428
					2,252
United Kingdom (3.6%)
	AstraZeneca plc	4.000%	1/17/29	720	858
[5]	BAE Systems plc	3.400%	4/15/30	200	225
[1]	Barclays plc	3.932%	5/7/25	785	851
	BAT Capital Corp.	3.557%	8/15/27	1,210	1,316
[6]	BP Capital Markets plc	3.470%	5/15/25	1,325	1,105
[5]	CK Hutchison International 17 II Ltd.	2.750%	3/29/23	975	1,014
[8]	CPUK Finance Ltd.	3.588%	8/28/25	1,200	1,625
[9]	FCE Bank plc	0.869%	9/13/21	500	585

15

Global Wellesley Income Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
[1,8]	HSBC Holdings plc	2.256%	11/13/26	550	759
[1]	HSBC Holdings plc	2.357%	8/18/31	600	609
[7]	HSBC Holdings plc, 3M USD LIBOR + 1.000%	1.270%	5/18/24	255	255
[9]	Imperial Brands Finance plc	2.250%	2/26/21	2,525	3,029
	Prudential plc	3.125%	4/14/30	430	476
[5]	Sky plc	3.125%	11/26/22	825	872
[1,5]	Standard Chartered plc	2.744%	9/10/22	905	916
[9]	Vodafone Group plc	1.625%	11/24/30	1,825	2,383
					16,878
United States (25.3%)
[5]	AbbVie Inc.	3.800%	3/15/25	550	614
[5]	AbbVie Inc.	4.050%	11/21/39	210	246
[5]	AbbVie Inc.	4.750%	3/15/45	275	341
	Alabama Power Co.	4.300%	7/15/48	275	348
	Allstate Corp.	3.850%	8/10/49	390	470
[9]	Altria Group Inc.	2.200%	6/15/27	385	495
	Amazon.com Inc.	4.800%	12/5/34	150	205
[9]	American International Group Inc.	1.500%	6/8/23	875	1,079
	American International Group Inc.	4.250%	3/15/29	650	758
	American Tower Corp.	5.000%	2/15/24	200	228
	American Tower Corp.	4.400%	2/15/26	325	376
	Amgen Inc.	4.663%	6/15/51	350	462
	Anthem Inc.	3.500%	8/15/24	325	357
[9]	AT&T Inc.	1.600%	5/19/28	600	758
[9]	AT&T Inc.	2.050%	5/19/32	700	905
[9]	AT&T Inc.	2.450%	3/15/35	380	501
[9]	AT&T Inc.	3.150%	9/4/36	250	351
	AT&T Inc.	4.900%	8/15/37	200	246
	AutoZone Inc.	3.125%	4/21/26	425	468
	Bank of America Corp.	3.300%	1/11/23	700	745
[1]	Bank of America Corp.	3.593%	7/21/28	1,550	1,753
[1]	Bank of America Corp.	4.271%	7/23/29	980	1,157
[1]	Bank of America Corp.	2.496%	2/13/31	300	315
	Boeing Co.	3.250%	3/1/28	567	564
	Boeing Co.	3.450%	11/1/28	175	175
	Boeing Co.	3.375%	6/15/46	130	109
[5]	Boston Gas Co.	3.001%	8/1/29	105	117
	Boston Scientific Corp.	4.000%	3/1/29	55	64
	Boston Scientific Corp.	4.550%	3/1/39	550	681
	Brandywine Operating Partnership LP	3.950%	11/15/27	800	830
	Broadcom Corp. / Broadcom Cayman Finance Ltd.	3.875%	1/15/27	400	443
	Broadcom Inc.	4.700%	4/15/25	1,190	1,360
	Broadcom Inc.	4.250%	4/15/26	60	68
	Broadcom Inc.	4.110%	9/15/28	894	995
	Broadcom Inc.	4.150%	11/15/30	170	190
[5]	Brooklyn Union Gas Co.	4.273%	3/15/48	760	957
[5]	Cargill Inc.	4.760%	11/23/45	275	356
	Charles Schwab Corp.	4.625%	3/22/30	590	751
	Charter Communications Operating LLC / Charter Communications Operating Capital	5.050%	3/30/29	435	526
	Charter Communications Operating LLC / Charter Communications Operating Capital	6.384%	10/23/35	305	417

16

Global Wellesley Income Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Charter Communications Operating LLC /Charter Communications Operating Capital	3.700%	4/1/51	110	109
[9]	Chubb INA Holdings Inc.	0.875%	6/15/27	1,010	1,237
[9]	Chubb INA Holdings Inc.	1.400%	6/15/31	1,125	1,431
	Cigna Corp.	4.375%	10/15/28	435	520
	Cigna Corp.	2.400%	3/15/30	220	230
	Cimarex Energy Co.	4.375%	6/1/24	859	922
[8]	Citigroup Inc.	1.750%	10/23/26	375	516
[1]	Citigroup Inc.	3.520%	10/27/28	1,105	1,233
	Cleco Corporate Holdings LLC	3.743%	5/1/26	1,140	1,212
	Cleco Corporate Holdings LLC	3.375%	9/15/29	270	275
	Cleco Corporate Holdings LLC	4.973%	5/1/46	395	438
	Comcast Corp.	3.950%	10/15/25	255	294
[8]	Comcast Corp.	1.500%	2/20/29	465	635
	Comcast Corp.	6.500%	11/15/35	775	1,181
	Comcast Corp.	4.000%	3/1/48	20	24
	Comcast Corp.	4.049%	11/1/52	10	12
	Comcast Corp.	2.650%	8/15/62	285	270
	CommonSpirit Health	4.200%	8/1/23	895	970
	CommonSpirit Health	3.347%	10/1/29	145	153
	CommonSpirit Health	4.187%	10/1/49	175	185
	Constellation Brands Inc.	2.875%	5/1/30	90	97
	Cottage Health Obligated Group	3.304%	11/1/49	215	236
[5]	Cox Communications Inc.	4.600%	8/15/47	650	811
	CSX Corp.	4.300%	3/1/48	405	509
	CVS Health Corp.	4.100%	3/25/25	329	374
	CVS Health Corp.	2.875%	6/1/26	1,000	1,087
	CVS Health Corp.	4.300%	3/25/28	435	509
[9]	Danaher Corp.	2.100%	9/30/26	1,225	1,612
	Dignity Health	3.812%	11/1/24	659	687
	Dignity Health	4.500%	11/1/42	202	215
	Discover Bank	4.200%	8/8/23	700	771
	Discovery Communications LLC	3.625%	5/15/30	565	622
	Dominion Energy Gas Holdings LLC	4.600%	12/15/44	625	771
	Dominion Energy Inc.	2.715%	8/15/21	125	128
	Dominion Energy South Carolina Inc.	6.625%	2/1/32	156	224
	Dominion Energy South Carolina Inc.	5.300%	5/15/33	129	172
	Dominion Energy South Carolina Inc.	5.450%	2/1/41	250	347
	Dominion Energy South Carolina Inc.	4.600%	6/15/43	280	366
	Duke Energy Progress LLC	4.200%	8/15/45	350	436
	Energy Transfer Operating LP	4.900%	3/15/35	975	970
	Energy Transfer Operating LP	5.000%	5/15/50	60	58
[5]	Equitable Financial Life Global Funding	1.400%	7/7/25	100	103
[5]	Equitable Financial Life Global Funding	1.400%	8/27/27	530	530
[5]	ERAC USA Finance LLC	3.300%	12/1/26	235	255
[5]	ERAC USA Finance LLC	4.500%	2/15/45	720	800
	Evergy Inc.	2.900%	9/15/29	480	519
	Evergy Metro Inc.	2.250%	6/1/30	180	191
	Exxon Mobil Corp.	2.275%	8/16/26	865	935
	FedEx Corp.	4.100%	2/1/45	65	73
	FedEx Corp.	4.750%	11/15/45	187	227
	FedEx Corp.	4.550%	4/1/46	95	112
	FedEx Corp.	4.050%	2/15/48	28	31
	FedEx Corp.	4.950%	10/17/48	175	218

17

Global Wellesley Income Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
[9]	Fidelity National Information Services Inc.	1.500%	5/21/27	1,405	1,787
[9]	Fidelity National Information Services Inc.	2.000%	5/21/30	645	850
	Fiserv Inc.	3.200%	7/1/26	320	358
[8]	Fiserv Inc.	3.000%	7/1/31	525	788
[8]	Ford Motor Credit Co. LLC	4.535%	3/6/25	575	766
	Fox Corp.	4.030%	1/25/24	145	160
[9]	General Mills Inc.	0.450%	1/15/26	900	1,080
	General Motors Co.	4.200%	10/1/27	550	586
	General Motors Co.	5.000%	10/1/28	1,095	1,220
	General Motors Financial Co. Inc.	3.450%	4/10/22	1,535	1,577
	Georgia Power Co.	4.300%	3/15/42	500	583
	Georgia Power Co.	3.700%	1/30/50	35	39
[1]	Goldman Sachs Group Inc.	3.272%	9/29/25	1,425	1,551
[1]	Goldman Sachs Group Inc.	3.814%	4/23/29	235	269
[1]	Goldman Sachs Group Inc.	4.223%	5/1/29	285	333
	Healthpeak Properties Inc.	4.000%	6/1/25	475	534
	Healthpeak Properties Inc.	3.000%	1/15/30	315	338
	Hess Corp.	7.300%	8/15/31	515	629
	Intercontinental Exchange Inc.	3.000%	9/15/60	435	449
	International Business Machines Corp.	3.300%	5/15/26	500	568
	International Business Machines Corp.	1.950%	5/15/30	570	589
	International Business Machines Corp.	4.250%	5/15/49	315	397
	International Paper Co.	4.350%	8/15/48	475	568
[5]	ITC Holdings Corp.	2.950%	5/14/30	690	747
	John Deere Capital Corp.	3.450%	3/13/25	830	933
[9]	JPMorgan Chase & Co.	3.875%	9/23/20	1,400	1,674
[1]	JPMorgan Chase & Co.	3.782%	2/1/28	1,200	1,367
[1]	JPMorgan Chase & Co.	3.964%	11/15/48	850	1,036
	Kaiser Foundation Hospitals	4.875%	4/1/42	55	75
[5]	KeySpan Gas East Corp.	2.742%	8/15/26	500	546
	Lowe’s Cos. Inc.	4.550%	4/5/49	440	556
	Marathon Oil Corp.	6.600%	10/1/37	830	892
	Marsh & McLennan Cos. Inc.	4.375%	3/15/29	705	855
[5]	Massachusetts Mutual Life Insurance Co.	3.375%	4/15/50	140	144
	McCormick & Co. Inc.	2.500%	4/15/30	140	150
	McDonald’s Corp.	4.450%	9/1/48	250	310
	McDonald’s Corp.	3.625%	9/1/49	40	45
[9]	Medtronic Global Holdings SCA	1.125%	3/7/27	1,275	1,608
[9]	Medtronic Global Holdings SCA	1.625%	3/7/31	360	480
	Memorial Sloan-Kettering Cancer Center	2.955%	1/1/50	195	211
	Merck & Co. Inc.	3.400%	3/7/29	500	583
	Mercy Health	3.555%	8/1/27	535	576
[5]	Metropolitan Life Global Funding I	3.000%	9/19/27	700	773
	Microsoft Corp.	3.700%	8/8/46	650	810
[5]	Mid-Atlantic Interstate Transmission LLC	4.100%	5/15/28	778	880
[6]	Molson Coors International LP	2.840%	7/15/23	1,825	1,441
	Morgan Stanley	3.125%	7/27/26	2,100	2,343
[1]	Morgan Stanley	3.772%	1/24/29	175	201
	MPLX LP	3.500%	12/1/22	1,325	1,388
	National Retail Properties Inc.	3.900%	6/15/24	400	435
	NextEra Energy Capital Holdings Inc.	3.250%	4/1/26	90	102
	NextEra Energy Capital Holdings Inc.	3.500%	4/1/29	140	160
	NextEra Energy Capital Holdings Inc.	2.750%	11/1/29	255	278
	NextEra Energy Capital Holdings Inc.	2.250%	6/1/30	435	456

18

Global Wellesley Income Fund
				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
[5]	Niagara Mohawk Power Corp.	1.960%	6/27/30	670	691
	Norfolk Southern Corp.	2.550%	11/1/29	915	1,000
[5]	Northwestern Mutual Life Insurance Co.	3.850%	9/30/47	280	312
[5]	Northwestern Mutual Life Insurance Co.	3.625%	9/30/59	12	13
[1,5]	Oglethorpe Power Corp.	6.191%	1/1/31	285	355
	Oglethorpe Power Corp.	4.550%	6/1/44	20	21
	Oglethorpe Power Corp.	4.250%	4/1/46	81	89
[5]	Oglethorpe Power Corp.	3.750%	8/1/50	260	261
	Oglethorpe Power Corp.	5.250%	9/1/50	250	293
	Oracle Corp.	4.000%	11/15/47	265	311
	Oracle Corp.	3.600%	4/1/50	260	290
[5]	Otis Worldwide Corp.	2.565%	2/15/30	65	69
[5]	Otis Worldwide Corp.	3.112%	2/15/40	140	150
[5]	Otis Worldwide Corp.	3.362%	2/15/50	250	272
	PacifiCorp	2.700%	9/15/30	160	177
[5]	Penske Truck Leasing Co. LP / PTL Finance Corp.	3.950%	3/10/25	740	821
[5]	Penske Truck Leasing Co. LP/ PTL Finance Corp.	4.250%	1/17/23	1,125	1,212
[5]	Penske Truck Leasing Co. LP/ PTL Finance Corp.	2.700%	11/1/24	180	190
[5]	Penske Truck Leasing Co. LP/ PTL Finance Corp.	4.000%	7/15/25	140	157
	Pfizer Inc.	1.700%	5/28/30	195	201
[9]	Philip Morris International Inc.	2.875%	3/3/26	500	677
	Phillips 66 Partners LP	3.750%	3/1/28	400	421
	PNC Bank NA	3.250%	1/22/28	600	683
[1]	Providence St. Joseph Health Obligated Group	3.930%	10/1/48	245	290
	Raytheon Technologies Corp.	3.950%	8/16/25	310	354
	Raytheon Technologies Corp.	4.450%	11/16/38	550	679
[5]	Royalty Pharma plc	3.300%	9/2/40	210	205
[5]	Royalty Pharma plc	3.550%	9/2/50	270	261
	Santander Holdings USA Inc.	3.700%	3/28/22	1,700	1,766
[5]	SBA Tower Trust	3.448%	3/15/23	755	790
[5]	SBA Tower Trust	1.884%	1/15/26	110	111
	Sempra Energy	3.250%	6/15/27	1,000	1,099
	Sierra Pacific Power Co.	2.600%	5/1/26	180	196
	Simon Property Group LP	2.450%	9/13/29	310	309
	Southern California Edison Co.	3.700%	8/1/25	30	33
[1,5]	Sprint Spectrum Co LLC / Sprint Spectrum Co II LLC / Sprint Spectrum Co III LLC	4.738%	3/20/25	1,100	1,195
	SSM Health Care Corp.	3.823%	6/1/27	380	417
	Starbucks Corp.	4.500%	11/15/48	335	408
	Starbucks Corp.	3.350%	3/12/50	90	92
	Sunoco Logistics Partners Operations LP	5.350%	5/15/45	175	167
	Synchrony Bank	3.000%	6/15/22	550	566
[5]	T-Mobile USA Inc.	2.050%	2/15/28	1,185	1,215
[5]	Teachers Insurance & Annuity Assn. of America	4.900%	9/15/44	635	802
	TJX Cos. Inc.	3.875%	4/15/30	405	479
	Toledo Hospital	5.325%	11/15/28	410	449
	Toledo Hospital	5.750%	11/15/38	155	184
	Trinity Acquisition plc	4.400%	3/15/26	888	1,023
	Truist Bank	3.300%	5/15/26	975	1,095

19

Global Wellesley Income Fund
				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Union Pacific Corp.	3.700%	3/1/29	190	222
	Union Pacific Corp.	3.750%	2/5/70	265	299
[1]	United Airlines 2018-1 Class B Pass Through Trust	4.600%	3/1/26	65	52
	UnitedHealth Group Inc.	3.850%	6/15/28	415	488
	UnitedHealth Group Inc.	2.000%	5/15/30	215	224
	UnitedHealth Group Inc.	4.625%	7/15/35	90	119
[5]	Upjohn Inc.	3.850%	6/22/40	385	417
	VEREIT Operating Partnership LP	3.400%	1/15/28	365	378
[9]	Verizon Communications Inc.	1.250%	4/8/30	750	945
[8]	Verizon Communications Inc.	3.375%	10/27/36	300	493
	Verizon Communications Inc.	4.522%	9/15/48	740	969
	Verizon Communications Inc.	5.012%	8/21/54	250	360
	VF Corp.	2.800%	4/23/27	145	157
	VF Corp.	2.950%	4/23/30	875	948
[6]	Wells Fargo & Co.	2.975%	5/19/26	600	487
	Wells Fargo & Co.	4.300%	7/22/27	325	374
	Wells Fargo & Co.	4.750%	12/7/46	700	885
	Welltower Inc.	4.000%	6/1/25	325	365
	Zimmer Biomet Holdings Inc.	3.550%	3/20/30	1,025	1,142
					118,873
Total Corporate Bonds (Cost $180,118)					195,769
Sovereign Bonds (6.7%)
Australia (1.0%)
[10]	Commonwealth of Australia	2.750%	11/21/27	160	134
[10]	Commonwealth of Australia	2.250%	5/21/28	870	711
[10]	Commonwealth of Australia	2.500%	5/21/30	4,430	3,726
					4,571
Bermuda (0.0%)
[1,5]	Bermuda	2.375%	8/20/30	200	203

Canada (0.8%)
[6]	City of Montreal	3.500%	12/1/38	910	832
[6]	City of Toronto	3.200%	8/1/48	1,000	899
[6]	Province of Ontario	2.900%	6/2/28	815	705
[11]	Province of Ontario	0.250%	6/28/29	1,075	1,213
					3,649
Chile (0.2%)
	Corp. Nacional del Cobre de Chile	3.625%	8/1/27	800	873

China (0.2%)
[5]	State Grid Overseas Investment 2016 Ltd.	2.750%	5/4/22	1,110	1,142

Colombia (0.2%)
[1]	Republic of Columbia	4.000%	2/26/24	1,045	1,114

France (0.2%)
[9]	RTE Reseau de Transport d’Electricite SADIR	1.875%	10/23/37	500	706

Hungary (0.2%)
[9]	Republic of Hungary	1.625%	4/28/32	775	979

20

Global Wellesley Income Fund
				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
Japan (1.3%)
[12]	Japan	0.100%	12/20/28	601,350	5,727
[12]	Japan	0.100%	3/20/29	42,600	405
[12]	Japan	0.100%	6/20/29	12,000	114
					6,246
Norway (0.3%)
	Equinor ASA	3.000%	4/6/27	1,215	1,347

Panama (0.1%)
[1,5]	Empresa de Transmision Electrica SA	5.125%	5/2/49	415	489

Qatar (0.3%)
[5]	State of Qatar	3.875%	4/23/23	785	845
[5]	State of Qatar	5.103%	4/23/48	285	405
[5]	State of Qatar	4.400%	4/16/50	205	266
					1,516
Romania (0.2%)
[9]	Republic of Romania	2.500%	2/8/30	850	1,025

Saudi Arabia (0.4%)
[5]	Kingdom of Saudi Arabia	2.875%	3/4/23	955	994
[5]	Saudi Arabian Oil Co.	3.500%	4/16/29	585	641
					1,635
Spain (0.2%)
[5,9]	Kingdom of Spain	0.600%	10/31/29	775	951

Switzerland (0.1%)
[5]	Syngenta Finance NV	5.182%	4/24/28	400	439

United Arab Emirates (0.3%)
	Emirate of Abu Dhabi	3.125%	10/11/27	1,435	1,595

United Kingdom (0.7%)
[8]	United Kingdom	1.250%	7/22/27	445	641
[8]	United Kingdom	3.500%	1/22/45	1,240	2,609
					3,250
Total Sovereign Bonds (Cost $29,316)					31,730
Taxable Municipal Bonds (1.9%)
	Bay Area Toll Authority California Toll Bridge Revenue (San Francisco Bay Area)	2.574%	4/1/31	190	207
	Broward County FL Airport System Revenue	3.477%	10/1/43	80	83
	California State University Revenue	2.897%	11/1/51	250	249
	Chicago IL Transit Authority Sales & Transfer Tax Receipts Revenue	6.300%	12/1/21	45	47
	Chicago IL Transit Authority Sales & Transfer Tax Receipts Revenue	6.899%	12/1/40	40	57
	Chicago IL Transit Authority Sales & Transfer Tax Receipts Revenue	6.899%	12/1/40	645	923
	Dallas/Fort Worth International Airport Revenue	3.089%	11/1/40	60	60
	Dallas/Fort Worth International Airport Revenue	2.919%	11/1/50	55	55

21

Global Wellesley Income Fund
				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Foothill-Eastern Transportation Corridor Agency CA Toll Road Revenue	4.094%	1/15/49	45	48
[13]	Foothill-Eastern Transportation Corridor Agency CA Toll Road Revenue	3.924%	1/15/53	315	336
	Georgia Municipal Electric Power Authority Revenue	6.637%	4/1/57	658	971
	Georgia Municipal Electric Power Authority Revenue	6.655%	4/1/57	99	146
	Grand Parkway Transportation Corp. Texas Revenue	3.236%	10/1/52	210	221
	Illinois GO	5.100%	6/1/33	515	527
[13]	Kansas Development Finance Authority Revenue	5.371%	5/1/26	755	863
	Massachusetts School Building Authority Dedicated Sales Tax Revenue	3.395%	10/15/40	135	145
	Metropolitan Transportation Authority New York Revenue	6.200%	11/15/26	15	17
	Metropolitan Transportation Authority New York Revenue	6.668%	11/15/39	155	202
	Metropolitan Transportation Authority New York Revenue	5.175%	11/15/49	315	365
	New York State Dormitory Authority Revenue (Personal Income Tax)	3.110%	2/15/39	210	233
	North Texas Tollway Authority System Revenue	6.718%	1/1/49	75	135
[14]	Philadelphia PA Authority for Industrial Development Revenue	6.550%	10/15/28	525	679
	Sales Tax Securitization Corp. Illinois Revenue	4.787%	1/1/48	545	676
	South Carolina Public Service Authority Revenue	2.388%	12/1/23	770	798
	State of Connecticut GO	2.000%	7/1/23	135	140
	State of Connecticut GO	5.770%	3/15/25	250	299
	University of California Revenue	1.316%	5/15/27	105	107
	University of California Revenue	1.614%	5/15/30	180	183
	University of Virginia Revenue	2.256%	9/1/50	95	93
Total Taxable Municipal Bonds (Cost $8,091)					8,865

	Shares
Common Stocks (37.8%)
Canada (3.2%)
TC Energy Corp.	94,621	4,424
Bank of Nova Scotia	91,920	3,973
Royal Bank of Canada	45,696	3,480
Enbridge Inc.	95,769	3,064
		14,941
China (0.8%)
ENN Energy Holdings Ltd.	195,300	2,164
Guangdong Investment Ltd.	1,138,000	1,774
		3,938

22

Global Wellesley Income Fund
		Market
		Value•
	Shares	($000)
France (3.2%)
TOTAL SE	107,054	4,247
Axa SA	197,901	4,038
Vinci SA	37,441	3,508
Nexity SA	90,732	3,115
		14,908
Germany (1.2%)
* Volkswagen AG Preference Shares	19,258	3,221
E.On Se	195,144	2,311
		5,532
Greece (0.7%)
Hellenic Telecommunications Organization SA	199,774	3,260

Hong Kong (1.1%)
AIA Group Ltd.	292,600	2,997
Sands China Ltd.	527,200	2,321
		5,318
Japan (2.6%)
Tokio Marine Holdings Inc.	74,400	3,434
KDDI Corp.	109,000	3,169
Mitsubishi UFJ Financial Group Inc.	724,800	3,024
Isuzu Motors Ltd.	241,100	2,382
		12,009
Netherlands (0.7%)
Koninklijke KPN NV	1,333,384	3,499

Norway (0.7%)
* Dnb ASA	206,294	3,305

Portugal (0.5%)
Galp Energia SGPS SA	237,640	2,552

Spain (0.5%)
Industria de Diseno Textil SA	89,965	2,530

Switzerland (2.2%)
Novartis AG	48,298	4,163
UBS Group AG	311,205	3,786
Nestle SA	18,592	2,239
		10,188
Taiwan (1.2%)
Taiwan Semiconductor Manufacturing Co. Ltd.	396,000	5,772

United Kingdom (2.6%)
AstraZeneca plc	33,674	3,738
BAE Systems plc	435,111	3,020
National Grid plc	258,018	2,890
* Standard Chartered plc	483,756	2,521
		12,169

23

Global Wellesley Income Fund

		Market
		Value•
	Shares	($000)
United States (16.6%)
Progressive Corp.	59,880	5,691
Philip Morris International Inc.	62,987	5,026
Verizon Communications Inc.	80,055	4,745
Comcast Corp. Class A	98,563	4,417
Pfizer Inc.	115,733	4,373
Microsoft Corp.	19,006	4,286
Cisco Systems Inc.	100,744	4,253
Bank of America Corp.	158,842	4,089
Lockheed Martin Corp.	8,089	3,157
Kellogg Co.	44,484	3,154
FMC Corp.	29,367	3,138
Texas Instruments Inc.	21,777	3,096
Anthem Inc.	10,570	2,976
Home Depot Inc.	10,278	2,930
Medtronic plc	26,533	2,851
Merck & Co. Inc.	32,518	2,773
Exelon Corp.	73,521	2,714
Emerson Electric Co.	38,151	2,650
TJX Cos. Inc.	47,884	2,623
Edison International	46,730	2,452
VF Corp.	35,995	2,367
Medical Properties Trust Inc.	114,105	2,120
Boston Properties Inc.	22,236	1,932
		77,813
Total Common Stocks (Cost $171,457)		177,734

24

Global Wellesley Income Fund
			Market
			Value•
	Coupon	Shares	($000)
Temporary Cash Investment (3.4%)
Money Market Fund (3.4%)
[15] Vanguard Market Liquidity Fund (Cost $15,915)	0.147%	159,151	15,915
Total Investments (100.6%) (Cost $447,359)			472,878
Other Assets and Liabilities—Net (-0.6%)			(2,950)
Net Assets (100%)			469,928

Cost is in $000.

•	See Note A in Notes to Financial Statements.
¤	Includes securities purchased on a when-issued or delayed-delivery basis for which the fund has not taken delivery as of August 31, 2020.
*	Non-income-producing security.
1	The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
2	The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
3	Securities with a value of $363,000 have been segregated as initial margin for open futures contracts.
4	Securities with a value of $1,364,000 have been segregated as collateral for open forward currency contracts.
5	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2020, the aggregate value of these securities was $52,655,000, representing 11.2% of net assets.
6	Face amount denominated in Canadian dollars.
7	Adjustable-rate security; rate shown is effective rate at period end. Certain adjustable-rate securities are not based on a published reference rate and spread but are determined by the issuer or agent based on current market conditions.
8	Face amount denominated in British pounds.
9	Face amount denominated in euro.
10	Face amount denominated in Australian dollars.
11	Face amount denominated in Swiss francs.
12	Face amount denominated in Japanese yen.
13	Scheduled principal and interest payments are guaranteed by AGM (Assured Guaranty Municipal Corporation).
14	Scheduled principal and interest payments are guaranteed by National Public Finance Guarantee Corp.
15	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

GO—General Obligation Bond.

LIBOR—London Interbank Offered Rate.

REMICS—Real Estate Mortgage Investment Conduits.

UMBS—Uniform Mortgage-Backed Securities.

25

Global Wellesley Income Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
								($000)
								Value and
				Number of				Unrealized
				Long (Short		)	Notional	Appreciation
			Expiration	Contracts			Amount	(Depreciation)
Long Futures Contracts
Euro-Schatz		September 2020			87		11,630	(6)
Euro-Bobl		September 2020			29		4,659	9
Euro-Buxl		September 2020			14		3,624	48
Euro-OAT		September 2020			10		1,999	28
Euro-BTP		September 2020			8		1,396	42
Long Gilt		December 2020			3		541	(2)
								119

Short Futures Contracts
10-Year U.S. Treasury Note		December 2020			(112)		(15,596)	(32)
Euro-Bund		September 2020			(46)		(9,637)	28
10-Year Canadian Government Bond		December 2020			(7)		(810)	5
								1
								120

Forward Currency Contracts
	Contract						Unrealized	Unrealized
Settlement			Contract Amount (000)				Appreciation	(Depreciation)
Counterparty	Date		Receive		Deliver		($000)	($000)
J.P. Morgan Securities LLC	9/30/20	USD	65,507	EUR	55,396		—	(644)
J.P. Morgan Securities LLC	9/30/20	USD	12,417	GBP	9,470		—	(245)
J.P. Morgan Securities LLC	9/30/20	USD	9,370	CAD	12,313		—	(71)
J.P. Morgan Securities LLC	9/30/20	USD	6,265	JPY	665,157		—	(18)
Goldman Sachs International	9/30/20	USD	6,124	AUD	8,462		—	(118)
J.P. Morgan Securities LLC	9/30/20	USD	1,156	CHF	1,052		—	(9)
							—	(1,105)

AUD—Australian dollar.

CAD—Canadian dollar.

CHF—Swiss franc.

EUR—euro.

GBP—British pound.

JPY—Japanese yen.

USD—U.S. dollar.

See accompanying Notes, which are an integral part of the Financial Statements.

26

Global Wellesley Income Fund

Statement of Assets and Liabilities

As of August 31, 2020

($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value
Unaffiliated Issuers (Cost $431,444)	456,963
Affiliated Issuers (Cost $15,915)	15,915
Total Investments in Securities	472,878
Investment in Vanguard	20
Cash	5
Foreign Currency, at Value (Cost $6,974)	7,145
Receivables for Investment Securities Sold	52
Receivables for Accrued Income	2,747
Receivables for Capital Shares Issued	630
Variation Margin Receivable—Futures Contracts	26
Total Assets	483,503
Liabilities
Payables for Investment Securities Purchased	11,512
Payables to Investment Advisor	132
Payables for Capital Shares Redeemed	732
Payables to Vanguard	50
Variation Margin Payable—Futures Contracts	44
Unrealized Depreciation—Forward Currency Contracts	1,105
Total Liabilities	13,575
Net Assets	469,928

At August 31, 2020, net assets consisted of:

Paid-in Capital	468,160
Total Distributable Earnings (Loss)	1,768
Net Assets	469,928

Investor Shares—Net Assets
Applicable to 3,974,945 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	81,170
Net Asset Value Per Share—Investor Shares	$20.42

Admiral Shares—Net Assets
Applicable to 15,227,999 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	388,758
Net Asset Value Per Share—Admiral Shares	$25.53

See accompanying Notes, which are an integral part of the Financial Statements.

27

Global Wellesley Income Fund

Statement of Operations

Year Ended
August 31, 2020
($000)
Investment Income
Income
Dividends[1]	5,352
Interest[2]	7,192
Securities Lending—Net	29
Total Income	12,573
Expenses
Investment Advisory Fees—Note B
Basic Fee	563
Performance Adjustment	(37)
The Vanguard Group—Note C
Management and Administrative—Investor Shares	218
Management and Administrative—Admiral Shares	688
Marketing and Distribution—Investor Shares	12
Marketing and Distribution—Admiral Shares	27
Custodian Fees	36
Auditing Fees	35
Shareholders’ Reports—Investor Shares	9
Shareholders’ Reports—Admiral Shares	6
Trustees’ Fees and Expenses	1
Total Expenses	1,558
Expenses Paid Indirectly	(10)
Net Expenses	1,548
Net Investment Income	11,025
Realized Net Gain (Loss)
Investment Securities Sold[2]	(5,787)
Futures Contracts	(307)
Forward Currency Contracts	(3,046)
Foreign Currencies	(38)
Realized Net Gain (Loss)	(9,178)
Change in Unrealized Appreciation (Depreciation)
Investment Securities[2]	13,118
Futures Contracts	(284)
Forward Currency Contracts	(1,792)
Foreign Currencies	261
Change in Unrealized Appreciation (Depreciation)	11,303
Net Increase (Decrease) in Net Assets Resulting from Operations	13,150

1	Dividends are net of foreign withholding taxes of $518,000.

2	Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $184,000, $15,000, and ($1,000), respectively. Purchases and sales are for temporary cash investment purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

28

Global Wellesley Income Fund

Statement of Changes in Net Assets

		Year Ended August 31,
	2020	2019
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	11,025	12,355
Realized Net Gain (Loss)	(9,178)	(14,891)
Change in Unrealized Appreciation (Depreciation)	11,303	25,885
Net Increase (Decrease) in Net Assets Resulting from Operations	13,150	23,349
Distributions[1]
Investor Shares	(1,891)	(3,267)
Admiral Shares	(9,124)	(14,576)
Total Distributions	(11,015)	(17,843)
Capital Share Transactions
Investor Shares	(4,268)	(8,902)
Admiral Shares	7,647	(33,414)
Net Increase (Decrease) from Capital Share Transactions	3,379	(42,316)
Total Increase (Decrease)	5,514	(36,810)
Net Assets
Beginning of Period	464,414	501,224
End of Period	469,928	464,414
1	Certain prior period numbers have been reclassified to conform with current period presentation.

See accompanying Notes, which are an integral part of the Financial Statements.

29

Global Wellesley Income Fund

Financial Highlights

Investor Shares

			Oct. 18,
	Year Ended		2017[1] to
		August 31,	Aug. 31,
For a Share Outstanding Throughout Each Period	2020	2019	2018
Net Asset Value, Beginning of Period	$20.16	$19.87	$20.00
Investment Operations
Net Investment Income[2]	.453	.513	.443
Net Realized and Unrealized Gain (Loss) on Investments	.263	.529	(.269)
Total from Investment Operations	.716	1.042	.174
Distributions
Dividends from Net Investment Income	(.456)	(.473)	(.304)
Distributions from Realized Capital Gains	—	(.279)	—
Total Distributions	(.456)	(.752)	(.304)
Net Asset Value, End of Period	$20.42	$20.16	$19.87

Total Return[3]	3.66%	5.50%	0.88%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$81	$85	$93
Ratio of Total Expenses to Average Net Assets	0.41%[4]	0.42%[4]	0.43%[5,6]
Ratio of Net Investment Income to Average Net Assets	2.27%	2.63%	2.68%[6]
Portfolio Turnover Rate	72%[7]	90%	39%

1	Subscription period for the fund was October 18, 2017, to November 1, 2017, during which time all assets were held in cash.

Performance measurement began November 2, 2017, the first business day after the subscription period, at a net asset value of $20.00.

2	Calculated based on average shares outstanding.

3	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

4	Includes performance-based investment advisory fee increases (decreases) of (0.01%) and (0.01%).

5	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.42%.

6	Annualized.

7	Includes 1% attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.

30

Global Wellesley Income Fund

Financial Highlights

Admiral Shares

			Oct. 18,
		Year Ended	2017[1] to
		August 31,	Aug. 31,
For a Share Outstanding Throughout Each Period	2020	2019	2018
Net Asset Value, Beginning of Period	$25.20	$24.84	$25.00
Investment Operations
Net Investment Income[2]	.592	.666	.577
Net Realized and Unrealized Gain (Loss) on Investments	.334	.658	(.341)
Total from Investment Operations	.926	1.324	.236
Distributions
Dividends from Net Investment Income	(.596)	(.616)	(.396)
Distributions from Realized Capital Gains	—	(.348)	—
Total Distributions	(.596)	(.964)	(.396)
Net Asset Value, End of Period	$25.53	$25.20	$24.84

Total Return[3]	3.79%	5.60%	0.96%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$389	$379	$408
Ratio of Total Expenses to Average Net Assets	0.31%[4]	0.32%[4]	0.33%[5,6]
Ratio of Net Investment Income to Average Net Assets	2.37%	2.73%	2.78%[6]
Portfolio Turnover Rate	72%[7]	90%	39%

1	Subscription period for the fund was October 18, 2017, to November 1, 2017, during which time all assets were held in cash.

Performance measurement began November 2, 2017, the first business day after the subscription period, at a net asset value of $25.00.

2	Calculated based on average shares outstanding.

3	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

4	Includes performance-based investment advisory fee increases (decreases) of (0.01%) and (0.01%).

5	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.32%.

6	Annualized.

7	Includes 1% attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.

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Global Wellesley Income Fund

Notes to Financial Statements

Vanguard Global Wellesley Income Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors.

Certain of the fund’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of U.S. corporations. To minimize the currency risk associated with investment in securities denominated in currencies other than the U.S. dollar, the fund attempts to hedge its currency exposures. Market disruptions associated with the COVID-19 pandemic have had a global impact, and uncertainty exists as to the long-term implications. Such disruptions can adversely affect assets of the fund and thus fund performance.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Bonds and temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

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Global Wellesley Income Fund

3. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.

During the year ended August 31, 2020, the fund’s average investments in long and short futures contracts represented 4% and 3% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.

4. Forward Currency Contracts: The fund enters into forward currency contracts to protect the value of securities and related receivables and payables against changes in future foreign exchange rates. The fund’s risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts. The fund mitigates its counterparty risk by entering into forward currency contracts only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. The master netting arrangements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate the forward currency contracts, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Schedule of Investments. The value of collateral received or pledged is compared daily to the value of the forward currency contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations

33

Global Wellesley Income Fund

in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on forward currency contracts.

During the year ended August 31, 2020, the fund’s average investment in forward currency contracts represented 21% of net assets, based on the average of notional amounts at each quarter-end during the period.

5. To Be Announced (TBA) Transactions: A TBA transaction is an agreement to buy or sell mortgage-backed securities with agreed-upon characteristics (face amount, coupon, maturity) for settlement at a future date. The fund may be a seller of TBA transactions to reduce its exposure to the mortgage-backed securities market or in order to sell mortgage-backed securities it owns under delayed-delivery arrangements. When the fund is a buyer of TBA transactions, it maintains cash or short-term investments in an amount sufficient to meet the purchase price at the settlement date of the TBA transaction. The primary risk associated with TBA transactions is that a counterparty may default on its obligations. The fund mitigates its counterparty risk by, among other things, performing a credit analysis of counterparties, allocating transactions among numerous counterparties, and monitoring its exposure to each counterparty. The fund may also enter into a Master Securities Forward Transaction Agreement (MSFTA) with certain counterparties and require them to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. Under an MSFTA, upon a counterparty default (including bankruptcy), the fund may terminate any TBA transactions with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements.

6. Mortgage Dollar Rolls: The fund enters into mortgage-dollar-roll transactions, in which the fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. The proceeds of the securities sold in mortgage-dollar-roll transactions are typically invested in high-quality short-term fixed income securities. The fund forgoes principal and interest paid on the securities sold, and is compensated by interest earned on the proceeds of the sale and by a lower price on the securities to be repurchased. The fund has also entered into mortgage-dollar-roll transactions in which the fund buys mortgage-backed securities from a dealer pursuant to a TBA transaction and simultaneously agrees to sell similar securities in the future at a predetermined price. The securities bought in mortgage-dollar-roll transactions are used to cover an open TBA sell position. The fund continues to earn interest on mortgage-backed security pools already held and receives a lower price on the securities to be sold in the future. The fund accounts for mortgage-dollar-roll transactions as purchases and sales; as such, these transactions may increase the fund’s portfolio turnover rate. Amounts to be received or paid in connection with open mortgage dollar rolls are included in Receivables for Investment Securities Sold or Payables for Investment Securities Purchased in the Statement of Assets and Liabilities.

7. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.

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Global Wellesley Income Fund

8. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.

9. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Collateral investments in Vanguard Market Liquidity Fund are subject to market appreciation or depreciation. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

10. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes, subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate (or an acceptable alternate rate, if necessary), federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread, except that borrowings under the uncommitted credit facility may bear interest based upon an alternative rate agreed to by the fund and Vanguard.

In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.

35

Global Wellesley Income Fund

For the year ended August 31, 2020, the fund did not utilize the credit facilities or the Interfund Lending Program.

11. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities are amortized and accreted, respectively, to interest income over the lives of the respective securities, except for premiums on certain callable debt securities that are amortized to the earliest call date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B.   Wellington Management Company LLP provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on the fund’s performance relative to the Global Wellesley Income Composite Index, comprising the FTSE Developed High Dividend Yield Index (net of tax) and the Bloomberg Barclays Fixed Income Composite index, since December 1, 2017. For the year ended August 31, 2020, the investment advisory fee represented an effective annual basic rate of 0.12% of the fund’s average net assets before a decrease of $37,000 (0.01%) based on performance.

C.  In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2020, the fund had contributed to Vanguard capital in the amount of $20,000, representing less than 0.01% of the fund’s net assets and 0.01% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

D.  The fund’s custodian bank has agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended August 31, 2020, custodian fee offset arrangements reduced the fund’s expenses by $10,000 (an annual rate of less than 0.01% of average net assets).

E.  Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

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Global Wellesley Income Fund

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.

The following table summarizes the market value of the fund’s investments and derivatives as of August 31, 2020, based on the inputs used to value them:

	Level 1	Level 2	Level 3	Total
	($000)	($000)	($000)	($000)
Investments
Assets
U.S. Government and Agency Obligations	—	29,086	—	29,086
Asset-Backed/Commercial Mortgage-Backed Securities	—	13,779	—	13,779
Corporate Bonds	—	195,769	—	195,769
Sovereign Bonds	—	31,730	—	31,730
Taxable Municipal Bonds	—	8,865	—	8,865
Common Stocks	92,754	84,980	—	177,734
Temporary Cash Investments	15,915	—	—	15,915
Total	108,669	364,209	—	472,878
Derivative Financial Instruments
Assets
Futures Contracts[1]	26	—	—	26
Liabilities
Futures Contracts[1]	44	—	—	44
Forward Currency Contracts	—	1,105	—	1,105
Total	44	1,105	—	1,149

1 Represents variation margin on the last day of the reporting period.

F. At August 31, 2020, the fair values of derivatives were reflected in the Statement of Assets and Liabilities as follows:

		Foreign
	Interest Rate	Exchange
	Contracts	Contracts	Total
Statement of Assets and Liabilities Caption	($000)	($000)	($000)
Variation Margin Receivable—Futures Contracts	26	—	26
Total Assets	26	—	26

Variation Margin Payable—Futures Contracts	44	—	44
Unrealized Depreciation—Forward Currency Contracts	—	1,105	1,105
Total Liabilities	44	1,105	1,149

37

Global Wellesley Income Fund

Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the year ended August 31, 2020, were:

		Foreign
Interest Rate		Exchange
	Contracts	Contracts	Total
Realized Net Gain (Loss) on Derivatives	($000)	($000)	($000)
Futures Contracts	(307)	—	(307)
Forward Currency Contracts	—	(3,046)	(3,046)
Realized Net Gain (Loss) on Derivatives	(307)	(3,046)	(3,353)

Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	(284)	—	(284)
Forward Currency Contracts	—	(1,792)	(1,792)
Change in Unrealized Appreciation (Depreciation) on Derivatives	(284)	(1,792)	(2,076)

G. Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for foreign currency transactions were reclassified between the individual components of total distributable earnings (loss).

Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales; the deferral of losses from straddles; and the recognition of unrealized gains or losses from certain derivative contracts. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:

Amount
($000)
Undistributed Ordinary Income	444
Undistributed Long-Term Gains	—
Capital Loss Carryforwards	(24,042)
Qualified Late-Year Losses	—
Net Unrealized Gains (Losses)	25,366

38

Global Wellesley Income Fund

The tax character of distributions paid was as follows:

	Year Ended August 31,
	2020	2019
	Amount	Amount
	($000)	($000)
Ordinary Income*	11,015	13,924
Long-Term Capital Gains	—	3,919
Total	11,015	17,843

* Includes short-term capital gains, if any.

As of August 31, 2020, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Amount
($000)
Tax Cost	447,753
Gross Unrealized Appreciation	37,293
Gross Unrealized Depreciation	(12,163)
Net Unrealized Appreciation (Depreciation)	25,130

H.  During the year ended August 31, 2020, the fund purchased $179,592,000 of investment securities and sold $185,366,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $151,385,000 and $151,679,000, respectively.

I.   Capital share transactions for each class of shares were:

			Year Ended August 31,
		2020		2019
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	34,659	1,733	29,050	1,497
Issued in Lieu of Cash Distributions	1,619	82	2,809	147
Redeemed	(40,546)	(2,058)	(40,761)	(2,103)
Net Increase (Decrease)—Investor Shares	(4,268)	(243)	(8,902)	(459)
Admiral Shares
Issued	164,236	6,588	143,988	5,941
Issued in Lieu of Cash Distributions	7,760	316	12,597	527
Redeemed	(164,349)	(6,729)	(189,999)	(7,853)
Net Increase (Decrease)—Admiral Shares	7,647	175	(33,414)	(1,385)

J. Management has determined that no events or transactions occurred subsequent to August 31, 2020, that would require recognition or disclosure in these financial statements.

39

Report of Independent Registered

Public Accounting Firm

To the Board of Trustees of Vanguard World Fund and Shareholders of Vanguard Global Wellesley Income Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Vanguard Global Wellesley Income Fund (one of the funds constituting Vanguard World Fund, referred to hereafter as the “Fund”) as of August 31, 2020, the related statement of operations for the year ended August 31, 2020, the statement of changes in net assets for each of the two years in the period ended August 31, 2020, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2020 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

October 19, 2020

We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.

40

Special 2020 tax information (unaudited) for Vanguard Global Wellesley Income Fund

This information for the fiscal year ended August 31, 2020, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $5,634,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 19.0% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

41

Liquidity Risk Management

Vanguard funds (except for the money market funds) have adopted and implemented a written liquidity risk management program (the “Program”) as required by Rule 22e-4 under the Investment Company Act of 1940. Rule 22e-4 requires that each fund adopt a program that is reasonably designed to assess and manage the fund’s liquidity risk, which is the risk that the fund could not meet redemption requests without significant dilution of remaining investors’ interests in the fund.

Assessment and management of a fund’s liquidity risk under the Program take into consideration certain factors, such as the fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions, its short- and long-term cash-flow projections during both normal and reasonably foreseeable stressed conditions, and its cash and cash-equivalent holdings and access to other funding sources. As required by the rule, the Program includes policies and procedures for classification of fund portfolio holdings in four liquidity categories, maintaining certain levels of highly liquid investments, and limiting holdings of illiquid investments.

The board of trustees of Vanguard World Fund approved the appointment of liquidity risk management program administrators responsible for administering Vanguard Global Wellesley Income Fund’s Program and for carrying out the specific responsibilities set forth in the Program, including reporting to the board on at least an annual basis regarding the Program’s operation, its adequacy, and the effectiveness of its implementation for the past year (the “Program Administrator Report”). The board has reviewed the Program Administrator Report covering the period from December 1, 2018, through December 31, 2019 (the “Review Period”). The Program Administrator Report stated that during the Review Period the Program operated and was implemented effectively to manage the fund’s liquidity risk.

42

BLOOMBERG is a trademark and service mark of Bloomberg Finance L.P. BARCLAYS is a trademark and service mark of Barclays Bank Plc, used under license. Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (BISL) (collectively, Bloomberg), or Bloomberg’s licensors, own all proprietary rights in the Bloomberg Barclays Fixed Income Composite Index, which is composed of 80% Bloomberg Barclays Global Aggregate Credit Index (USD Hedged), 10% Bloomberg Barclays Global Aggregate Treasury Index (USD Hedged), and 10% Bloomberg Barclays Global Aggregate Securitized Index (USD Hedged) (the Indices or Bloomberg Barclays Indices).

Neither Barclays Bank Plc, Barclays Capital Inc., or any affiliate (collectively Barclays) or Bloomberg is the issuer or producer of the Global Wellesley Income Fund and neither Bloomberg nor Barclays has any responsibilities, obligations or duties to investors in the Global Wellesley Income Fund. The Indices are licensed for use by The Vanguard Group, Inc. (Vanguard) as the sponsor of the Global Wellesley Income Fund. Bloomberg and Barclays’ only relationship with Vanguard in respect to the Indices is the licensing of the Indices, which are determined, composed and calculated by BISL, or any successor thereto, without regard to the Issuer or the Global Wellesley Income Fund or the owners of the Global Wellesley Income Fund.

Additionally, Vanguard may for itself execute transaction(s) with Barclays in or relating to the Indices in connection with the Global Wellesley Income Fund. Investors acquire the Global Wellesley Income Fund from Vanguard and investors neither acquire any interest in the Indices nor enter into any relationship of any kind whatsoever with Bloomberg or Barclays upon making an investment in the Global Wellesley Income Fund. The Global Wellesley Income Fund is not sponsored, endorsed, sold or promoted by Bloomberg or Barclays. Neither Bloomberg nor Barclays makes any representation or warranty, express or implied regarding the advisability of investing in the Global Wellesley Income Fund or the advisability of investing in securities generally or the ability of the Indices to track corresponding or relative market performance. Neither Bloomberg nor Barclays has passed on the legality or suitability of the Global Wellesley Income Fund with respect to any person or entity. Neither Bloomberg nor Barclays is responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Global Wellesley Income Fund to be issued. Neither Bloomberg nor Barclays has any obligation to take the needs of the Issuer or the owners of the Global Wellesley Income Fund or any other third party into consideration in determining, composing or calculating the Indices. Neither Bloomberg nor Barclays has any obligation or liability in connection with administration, marketing or trading of the Global Wellesley Income Fund.

43

The licensing agreement between Bloomberg and Barclays is solely for the benefit of Bloomberg and Barclays and not for the benefit of the owners of the Global Wellesley Income Fund, investors or other third parties. In addition, the licensing agreement between Vanguard and Bloomberg is solely for the benefit of Vanguard and Bloomberg and not for the benefit of the owners of the Global Wellesley Income Fund, investors or other third parties.

NEITHER BLOOMBERG NOR BARCLAYS SHALL HAVE ANY LIABILITY TO THE ISSUER, INVESTORS OR TO OTHER THIRD PARTIES FOR THE QUALITY, ACCURACY AND/OR COMPLETENESS OF THE BLOOMBERG BARCLAYS INDICES OR ANY DATA INCLUDED THEREIN OR FOR INTERRUPTIONS IN THE DELIVERY OF THE BLOOMBERG BARCLAYS INDICES. NEITHER BLOOMBERG NOR BARCLAYS MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ISSUER, THE INVESTORS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE BLOOMBERG BARCLAYS INDICES OR ANY DATA INCLUDED THEREIN. NEITHER BLOOMBERG NOR BARCLAYS MAKES ANY EXPRESS OR IMPLIED WARRANTIES, AND EACH HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE BLOOMBERG BARCLAYS INDICES OR ANY DATA INCLUDED THEREIN. BLOOMBERG RESERVES THE RIGHT TO CHANGE THE METHODS OF CALCULATION OR PUBLICATION, OR TO CEASE THE CALCULATION OR PUBLICATION OF THE BLOOMBERG BARCLAYS INDICES, AND NEITHER BLOOMBERG NOR BARCLAYS SHALL BE LIABLE FOR ANY MISCALCULATION OF OR ANY INCORRECT, DELAYED OR INTERRUPTED PUBLICATION WITH RESPECT TO ANY OF THE BLOOMBERG BARCLAYS INDICES. NEITHER BLOOMBERG NOR BARCLAYS SHALL BE LIABLE FOR ANY DAMAGES, INCLUDING, WITHOUT LIMITATION, ANY SPECIAL, INDIRECT OR CONSEQUENTIAL DAMAGES, OR ANY LOST PROFITS AND EVEN IF ADVISED OF THE POSSIBILITY OF SUCH, RESULTING FROM THE USE OF THE BLOOMBERG BARCLAYS INDICES OR ANY DATA INCLUDED THEREIN OR WITH RESPECT TO THE VANGUARD GLOBAL WELLESLEY INCOME FUND.

None of the information supplied by Bloomberg or Barclays and used in this publication may be reproduced in any manner without the prior written permission of both Bloomberg and Barclays Capital, the investment banking division of Barclays Bank Plc. Barclays Bank Plc is registered in England No. 1026167. Registered office 1 Churchill Place London E14 5HP.

© 2020 Bloomberg. Used with Permission.

Source: Bloomberg Index Services Limited. Copyright 2020, Bloomberg. All rights reserved.

44

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 212 Vanguard funds.

Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustee1

Mortimer J. Buckley

Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (2018– present) of Vanguard; chief executive officer, president, and trustee (2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Chairman of the board (2011–2017) and trustee (2009–2017) of the Children’s Hospital of Philadelphia; and trustee (2018–present) and vice chair (2019–present) of The Shipley School.

Independent Trustees

Emerson U. Fullwood

Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Director of SPX FLOW, Inc. (multi-industry manufac-turing). Director of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, and Roberts Wesleyan College. Trustee of the University of Rochester.

Amy Gutmann

Born in 1949. Trustee since June 2006. Principal occupation(s) during the past five years and other experience: president (2004–present) of the University of Pennsylvania. Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and professor of communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania.

F. Joseph Loughrey

Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services) and the Lumina Foundation. Director of the V Foundation. Member of the advisory

1	Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

council for the College of Arts and Letters and chair of the advisory board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.

Scott C. Malpass

Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (retired June 2020) and vice president (retired June 2020) of the University of Notre Dame. Assistant professor of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee (retired June 2020). Member of the board of Catholic Investment Services, Inc. (investment advisors) and the board of superintendence of the Institute for the Works of Religion.

Deanna Mulligan

Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chief executive officer (2011–present) of The Guardian Life Insurance Company of America. President (2010–2019), chief operating officer (2010–2011), and executive vice president (2008–2010) of Individual Life and Disability of The Guardian Life Insurance Company of America. Member of the board of The Guardian Life Insurance Company of America, the American Council of Life Insurers, and the Economic Club of New York. Trustee of the Partnership for New York City (business leadership), Chief Executives for Corporate Purpose, NewYork-Presbyterian Hospital, Catalyst, and the Bruce Museum (arts and science). Member of the Advisory Council for the Stanford Graduate School of Business.

André F. Perold

Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies (private investment firm). Member of the board of advisors and member of the investment committee of the Museum of Fine Arts Boston. Member of the board (2018–present) of RIT Capital Partners (investment firm). Member of the investment committee of Partners Health Care System.

Sarah Bloom Raskin

Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Member of the board of directors (2012–2014) of Neighborhood Reinvestment Corporation. Director (2017–present) of i(x) Investments, LLC; director (2017–present) of Reserve Trust. Rubenstein Fellow (2017–present) of Duke University; trustee (2017–present) of Amherst College, and trustee (2019–present) of the Folger Shakespeare Library.

Peter F. Volanakis

Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Chairman of the board of trustees of Colby-Sawyer College. Member of the board of Hypertherm Inc. (industrial cutting systems, software, and consumables).

Executive Officers

John Bendl

Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2019–present) of each of the investment companies served by Vanguard. Chief accounting officer, treasurer, and controller of Vanguard (2017–present). Partner (2003–2016) at KPMG (audit, tax, and advisory services).

Glenn Booraem

Born in 1967. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (2017–present), treasurer (2015–2017), controller (2010–2015), and assistant controller (2001–2010) of each of the investment companies served by Vanguard.

Christine M. Buchanan

Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).

David Cermak

Born in 1960. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (2019–present) of each of the investment companies served by Vanguard. Managing director and head (2017–present) of Vanguard Investments Singapore. Managing director and head (2017–2019) of Vanguard Investments Hong Kong. Representative director and head (2014–2017) of Vanguard Investments Japan.

Thomas J. Higgins

Born in 1957. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (2019–present), chief financial officer (2008–2019), and treasurer (1998–2008) of each of the investment companies served by Vanguard.

Peter Mahoney

Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.

Anne E. Robinson

Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express.

Michael Rollings

Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.

John E. Schadl

Born in 1972. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2019–present) of Vanguard and of each of the investment companies served by Vanguard. Assistant vice president (2019–present) of Vanguard Marketing Corporation.

Vanguard Senior Management Team

Joseph Brennan	Chris D. McIsaac
Mortimer J. Buckley	James M. Norris
Gregory Davis	Thomas M. Rampulla
John James	Karin A. Risi
Martha G. King	Anne E. Robinson
John T. Marcante	Michael Rollings

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447

Direct Investor Account Services > 800-662-2739

Institutional Investor Services > 800-523-1036

Text Telephone for People

Who Are Deaf or Hard of Hearing > 800-749-7273

This material may be used in conjunction with the offering of shares of any Vanguard fund only if preceded or accompanied by the fund’s current prospectus.

All comparative mutual fund data are from Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting vanguard.com/proxyreporting or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either vanguard.com/proxyreporting or www.sec.gov.

You can review information about your fund on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request via email addressed to publicinfo@sec.gov.

CFA® is a registered trademark owned by CFA Institute.

© 2020 The Vanguard Group, Inc.

All rights reserved.

Vanguard Marketing Corporation, Distributor.

Q14960 102020

Annual Report  |  August 31, 2020
Vanguard ESG U.S. Stock ETF
See the inside front cover for important information about access to your fund’s annual and semiannual shareholder reports.

Important information about access to shareholder reports
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of your fund’s annual and semiannual shareholder reports will no longer be sent to you by mail, unless you specifically request them. Instead, you will be notified by mail each time a report is posted on the website and will be provided with a link to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and do not need to take any action. You may elect to receive shareholder reports and other communications from the fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you invest directly with the fund, by calling Vanguard at one of the phone numbers on the back cover of this report or by logging on to vanguard.com.
You may elect to receive paper copies of all future shareholder reports free of charge. If you invest through a financial intermediary, you can contact the intermediary to request that you continue to receive paper copies. If you invest directly with the fund, you can call Vanguard at one of the phone numbers on the back cover of this report or log on to vanguard.com. Your election to receive paper copies will apply to all the funds you hold through an intermediary or directly with Vanguard.
Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Performance at a Glance
•	Vanguard ESG U.S. Stock ETF returned 27.60% for the 12 months ended August 31, 2020, roughly in line with the expense-free 27.71% return of its benchmark index.
•	A number of stock market indexes around the world climbed to record highs in February and then plummeted as the spread of the coronavirus beyond China led to lockdowns, the shuttering of nonessential businesses, and travel restrictions in many countries. However, the unprecedented scale of the response from policymakers, the start of trials for vaccines and treatments, and the easing of some pandemic-related restrictions helped lift investor sentiment.
•	U.S. stocks rebounded more strongly than both developed markets outside the United States and emerging markets.
•	For the fund’s benchmark, industry sector performances varied greatly over the 12 months. Technology, which accounts for the largest slice of the index, turned in a stellar performance of more than 60%. Consumer goods and consumer services also performed well. Utilities and oil and gas, the two smallest sectors, lagged, with returns in the red. Financials also turned in a negative performance.
Market Barometer
	Average Annual Total Returns Periods Ended August 31, 2020
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	22.50%	14.58%	14.31%
Russell 2000 Index (Small-caps)	6.02	5.03	7.65
Russell 3000 Index (Broad U.S. market)	21.44	13.95	13.86
FTSE All-World ex US Index (International)	8.78	2.92	6.00
Bonds
Bloomberg Barclays U.S. Aggregate Bond Index (Broad taxable market)	6.47%	5.09%	4.33%
Bloomberg Barclays Municipal Bond Index (Broad tax-exempt market)	3.24	4.09	3.99
FTSE Three-Month U.S. Treasury Bill Index	1.18	1.67	1.15
CPI
Consumer Price Index	1.31%	1.92%	1.75%
1

About Your Fund’s Expenses
As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.
A fund‘s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.
The accompanying table illustrates your fund’s costs in two ways:
•	Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.
To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“
•	Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.
Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”
The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.
You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.
2

Six Months Ended August 31, 2020
ESG U.S. Stock ETF	Beginning Account Value 2/29/2020	Ending Account Value 8/31/2020	Expenses Paid During Period
Based on Actual Fund Return	1,000.00	1,239.20	0.68
Based on Hypothetical 5% Yearly Return	1,000.00	1,024.53	0.61
The calculations are based on expenses incurred in the most recent six-month period. The fund's annualized six-month expense ratio for that period is 0.12%. The dollar amounts shown as ”Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/366).
3

ESG U.S. Stock ETF
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
Cumulative Performance: September 18, 2018, Through August 31, 2020
Initial Investment of $10,000
		Average Annual Total Returns Periods Ended August 31, 2020
	One Year	Since Inception (9/18/2018)	Final Value of a $10,000 Investment
ESG U.S. Stock ETF Net Asset Value	27.60%	15.26%	$13,194
ESG U.S. Stock ETF Market Price	27.71	15.33	13,209
FTSE US All Cap Choice Index	27.71	15.39	13,223
Dow Jones U.S. Total Stock Market Float Adjusted Index	21.20	11.07	12,274
“Since Inception” performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.
See Financial Highlights for dividend and capital gains information.
4

ESG U.S. Stock ETF
Cumulative Returns of ETF Shares: September 18, 2018, Through August 31, 2020
	One Year	Since Inception (9/18/2018)
ESG U.S. Stock ETF Market Price	27.71%	32.09%
ESG U.S. Stock ETF Net Asset Value	27.60	31.94
FTSE US All Cap Choice Index	27.71	32.23
"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.
The market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares' market prices have compared with their net asset value, visit vanguard.com, select your ETF, and then select the Price and Performance tab. The ETF premium/discount analysis there shows the percentages of days on which the ETF Shares' market price was above or below the NAV.
5

ESG U.S. Stock ETF
Fund Allocation
As of August 31, 2020
Basic Materials	2.0%
Consumer Goods	8.7
Consumer Services	15.9
Financials	15.6
Health Care	13.7
Industrials	8.8
Oil & Gas	0.1
Technology	32.3
Telecommunications	1.9
Utilities	1.0
The table reflects the fund’s investments, except for short-term investments and derivatives. Sector categories are based on the Industry Classification Benchmark (“ICB”), except for the “Other” category (if applicable), which includes securities that have not been provided an ICB classification as of the effective reporting period.
The fund may invest in derivatives (such as futures and swap contracts) for various reasons, including, but not limited to, attempting to remain fully invested and tracking its target index as closely as possible.
The Industry Classification Benchmark (“ICB”) is owned by FTSE. FTSE does not accept any liability to any person for any loss or damage arising out of any error or omission in the ICB.
6

ESG U.S. Stock ETF
Financial Statements
Schedule of Investments
As of August 31, 2020
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value• ($000)
Common Stocks (99.8%)
Basic Materials (2.0%)
	Linde plc	35,491	8,864
	Air Products & Chemicals Inc.	14,892	4,352
	Newmont Corp.	54,115	3,641
	DuPont de Nemours Inc.	49,766	2,775
	Dow Inc.	50,328	2,271
	Fastenal Co.	38,638	1,888
	LyondellBasell Industries NV Class A	17,386	1,138
	International Paper Co.	27,040	981
	Nucor Corp.	20,697	941
	FMC Corp.	8,722	932
	International Flavors & Fragrances Inc.	7,225	894
	Celanese Corp. Class A	7,767	786
	RPM International Inc.	8,434	715
	Eastman Chemical Co.	9,020	660
	Albemarle Corp.	7,163	652
	Royal Gold Inc.	4,502	614
	CF Industries Holdings Inc.	14,597	476
	Scotts Miracle-Gro Co.	2,678	451
	Reliance Steel & Aluminum Co.	4,214	442
	Mosaic Co.	24,161	441
	Steel Dynamics Inc.	13,638	403
*	Axalta Coating Systems Ltd.	14,398	343
	Huntsman Corp.	13,907	301
	Ashland Global Holdings Inc.	3,802	280
	UFP Industries Inc.	4,463	265
	Valvoline Inc.	12,626	258
	Balchem Corp.	2,235	218
	Hecla Mining Co.	35,337	213
*	Univar Solutions Inc.	11,664	212
*	Alcoa Corp.	13,284	194
	HB Fuller Co.	3,909	188
	Cleveland-Cliffs Inc.	28,446	187
	Sensient Technologies Corp.	3,197	177
	Quaker Chemical Corp.	910	173
	Stepan Co.	1,497	173
	Avient Corp.	6,672	170
		Shares	Market Value• ($000)
*	Ingevity Corp.	2,976	167
*	Element Solutions Inc.	15,286	164
	Cabot Corp.	4,395	163
	NewMarket Corp.	438	163
	W R Grace & Co.	3,854	157
*	Coeur Mining Inc.	16,408	139
	Westlake Chemical Corp.	2,317	137
	Compass Minerals International Inc.	2,128	121
	United States Steel Corp.	14,906	117
	Innospec Inc.	1,500	112
	Domtar Corp.	3,795	108
	Minerals Technologies Inc.	2,104	107
*	GCP Applied Technologies Inc.	3,005	78
	Kaiser Aluminum Corp.	1,030	66
*	Ferro Corp.	4,354	54
	Trinseo SA	2,143	53
*	Constellium SE Class A	6,520	52
	Schweitzer-Mauduit International Inc.	1,627	49
	Tronox Holdings plc Class A	4,829	43
	Neenah Inc.	871	39
	Orion Engineered Carbons SA	3,241	39
*	Century Aluminum Co.	3,626	36
*	Kraton Corp.	1,701	24
	Tredegar Corp.	1,326	22
	Nexa Resources SA	2,107	17
			39,896
Consumer Goods (8.7%)
*	Tesla Inc.	50,120	24,976
	Procter & Gamble Co.	165,005	22,825
	PepsiCo Inc.	93,933	13,156
	Coca-Cola Co.	262,059	12,980
	NIKE Inc. Class B	82,036	9,179
	Mondelez International Inc. Class A	95,622	5,586
	Colgate-Palmolive Co.	56,973	4,516
	Activision Blizzard Inc.	51,604	4,310
	Kimberly-Clark Corp.	22,918	3,616
7

ESG U.S. Stock ETF
		Shares	Market Value• ($000)
	Estee Lauder Cos. Inc. Class A	14,999	3,326
*	Lululemon Athletica Inc.	7,708	2,896
*	Electronic Arts Inc.	19,284	2,690
	General Mills Inc.	41,138	2,631
*	Monster Beverage Corp.	24,985	2,095
	Clorox Co.	8,499	1,900
	Ford Motor Co.	263,775	1,799
	McCormick & Co. Inc. (Non-Voting)	8,355	1,723
	Stanley Black & Decker Inc.	10,500	1,694
	Church & Dwight Co. Inc.	16,700	1,600
	DR Horton Inc.	22,328	1,594
	Aptiv plc	18,225	1,570
	Kraft Heinz Co.	43,944	1,540
	Hershey Co.	9,969	1,482
	Corteva Inc.	50,986	1,456
	VF Corp.	22,130	1,455
	Lennar Corp. Class A	18,342	1,372
*	Take-Two Interactive Software Inc.	7,529	1,289
	Conagra Brands Inc.	32,808	1,258
	Tyson Foods Inc. Class A	19,482	1,223
	Kellogg Co.	16,986	1,204
	Garmin Ltd.	10,243	1,061
	Tiffany & Co.	8,258	1,012
	Hormel Foods Corp.	18,904	964
*	NVR Inc.	220	917
	Genuine Parts Co.	9,460	893
	J M Smucker Co.	7,433	893
	Pool Corp.	2,600	852
	PulteGroup Inc.	17,901	798
	Fortune Brands Home & Security Inc.	9,405	791
	Keurig Dr Pepper Inc.	26,032	777
	Whirlpool Corp.	4,164	740
	Hasbro Inc.	8,574	677
*	LKQ Corp.	20,124	639
	Campbell Soup Co.	11,837	623
	Lamb Weston Holdings Inc.	9,839	618
	BorgWarner Inc.	13,957	566
	Coca-Cola European Partners plc	13,726	565
*	Zynga Inc. Class A	59,406	538
*	Beyond Meat Inc.	3,659	497
	Autoliv Inc.	6,013	471
	Lear Corp.	4,093	466
	Gentex Corp.	16,387	443
	Bunge Ltd.	9,353	427
	Newell Brands Inc.	26,138	418
*	Deckers Outdoor Corp.	1,912	390
*	Post Holdings Inc.	4,411	388
	Leggett & Platt Inc.	9,160	376
*	Helen of Troy Ltd.	1,794	371
	Ingredion Inc.	4,580	368
*	US Foods Holding Corp.	15,074	367
		Shares	Market Value• ($000)
	Hanesbrands Inc.	23,392	358
*	Mohawk Industries Inc.	3,774	348
	Thor Industries Inc.	3,689	348
*	Darling Ingredients Inc.	10,617	339
*,1	Herbalife Nutrition Ltd.	6,899	339
	Toll Brothers Inc.	7,829	331
	Flowers Foods Inc.	13,297	325
*	Freshpet Inc.	2,677	304
	Harley-Davidson Inc.	10,537	292
	Tapestry Inc.	19,153	282
*	Tempur Sealy International Inc.	3,285	281
*	Nomad Foods Ltd.	11,379	281
	PVH Corp.	4,990	278
*	Fox Factory Holding Corp.	2,748	277
*	Skechers U.S.A. Inc. Class A	9,023	269
*	YETI Holdings Inc.	5,175	266
*	Mattel Inc.	23,912	257
*	Meritage Homes Corp.	2,634	253
	Carter's Inc.	3,056	243
	Ralph Lauren Corp. Class A	3,296	227
	Lancaster Colony Corp.	1,237	220
	KB Home	6,152	220
*	Taylor Morrison Home Corp. Class A	9,215	217
	LCI Industries	1,892	215
	Energizer Holdings Inc.	4,492	208
	WD-40 Co.	963	197
*	Hain Celestial Group Inc.	5,757	189
	Spectrum Brands Holdings Inc.	3,049	182
*	Under Armour Inc. Class A	18,510	182
*	Crocs Inc.	4,502	180
	Columbia Sportswear Co.	2,082	178
*	TreeHouse Foods Inc.	4,002	171
*	LGI Homes Inc.	1,522	170
	Nu Skin Enterprises Inc. Class A	3,561	168
	Goodyear Tire & Rubber Co.	17,296	166
	Sanderson Farms Inc.	1,375	161
	J & J Snack Foods Corp.	1,174	160
	MDC Holdings Inc.	3,536	153
*	Capri Holdings Ltd.	9,637	153
*	iRobot Corp.	1,990	147
*	Dorman Products Inc.	1,705	144
*	Visteon Corp.	1,890	143
	B&G Foods Inc.	4,155	129
*	TRI Pointe Group Inc.	7,606	128
	Callaway Golf Co.	6,073	127
	Winnebago Industries Inc.	2,322	125
	Medifast Inc.	765	124
	Dana Inc.	8,427	118
	Wolverine World Wide Inc.	4,680	117
	Cooper Tire & Rubber Co.	3,327	115
*	Edgewell Personal Care Co.	3,881	111
	Steven Madden Ltd.	5,224	111

8

ESG U.S. Stock ETF
		Shares	Market Value• ($000)
*	Delphi Technologies plc	5,864	102
*	Cavco Industries Inc.	532	102
*	Central Garden & Pet Co. Class A	2,706	101
*	Hostess Brands Inc. Class A	7,826	100
*	Adient plc	5,600	97
	Reynolds Consumer Products Inc.	2,900	96
	Herman Miller Inc.	3,804	91
	Coca-Cola Consolidated Inc.	332	91
*	Sleep Number Corp.	1,895	91
*	Cal-Maine Foods Inc.	2,199	85
*	Gentherm Inc.	1,876	85
*	American Woodmark Corp.	952	83
*	Knowles Corp.	5,464	82
*	Veoneer Inc.	5,910	82
	La-Z-Boy Inc.	2,438	79
	HNI Corp.	2,453	78
	Acushnet Holdings Corp.	2,065	73
	Kontoor Brands Inc.	3,288	73
	Coty Inc. Class A	16,932	61
*	Under Armour Inc. Class C	6,936	61
*	USANA Health Sciences Inc.	722	57
	Calavo Growers Inc.	892	57
	Signet Jewelers Ltd.	2,884	50
	Steelcase Inc. Class A	4,831	50
*	National Beverage Corp.	593	48
	Oxford Industries Inc.	941	47
*	Pilgrim's Pride Corp.	2,937	47
*	American Axle & Manufacturing Holdings Inc.	5,865	46
	Inter Parfums Inc.	995	44
	Fresh Del Monte Produce Inc.	1,720	40
	Knoll Inc.	2,738	35
	ACCO Brands Corp.	5,086	33
	Tootsie Roll Industries Inc.	950	30
	Andersons Inc.	1,643	29
*	Tenneco Inc. Class A	3,284	27
*	G-III Apparel Group Ltd.	2,485	27
*	Adecoagro SA	5,204	26
	Interface Inc. Class A	3,346	25
			171,305
Consumer Services (15.8%)
*	Amazon.com Inc.	28,754	99,229
	Home Depot Inc.	72,707	20,724
	Walt Disney Co.	122,482	16,152
*	Netflix Inc.	28,815	15,259
	Comcast Corp. Class A	306,906	13,752
	McDonald's Corp.	50,505	10,784
	Costco Wholesale Corp.	29,870	10,385
	Lowe's Cos. Inc.	51,164	8,426
	Starbucks Corp.	79,348	6,703
		Shares	Market Value• ($000)
*	Charter Communications Inc. Class A	10,111	6,224
	CVS Health Corp.	88,451	5,495
*	Booking Holdings Inc.	2,754	5,261
	Target Corp.	33,781	5,108
	TJX Cos. Inc.	80,875	4,431
*	MercadoLibre Inc.	3,187	3,724
	Dollar General Corp.	17,006	3,433
*	Uber Technologies Inc.	92,463	3,110
*	Chipotle Mexican Grill Inc. Class A	1,919	2,514
*	Spotify Technology SA	8,875	2,504
	eBay Inc.	45,188	2,475
*	O'Reilly Automotive Inc.	4,918	2,290
	Ross Stores Inc.	23,628	2,152
	Sysco Corp.	32,684	1,966
	Yum! Brands Inc.	20,278	1,944
	Walgreens Boots Alliance Inc.	49,641	1,887
*	AutoZone Inc.	1,568	1,876
	Kroger Co.	52,221	1,863
	Best Buy Co. Inc.	15,373	1,705
	McKesson Corp.	10,930	1,677
*	Dollar Tree Inc.	15,898	1,531
*	Copart Inc.	13,712	1,417
	Yum China Holdings Inc.	24,374	1,407
*	Wayfair Inc. Class A	4,532	1,344
*	CarMax Inc.	10,975	1,174
	Tractor Supply Co.	7,790	1,159
	Domino's Pizza Inc.	2,605	1,065
	ViacomCBS Inc. Class B	36,864	1,027
	AmerisourceBergen Corp. Class A	9,924	963
*	Etsy Inc.	7,999	957
	Expedia Group Inc.	9,146	898
	FactSet Research Systems Inc.	2,477	868
*	Burlington Stores Inc.	4,394	865
*	Ulta Beauty Inc.	3,668	852
	Omnicom Group Inc.	14,501	784
	Darden Restaurants Inc.	8,842	766
	Advance Auto Parts Inc.	4,576	715
	Cable One Inc.	362	666
*	Chegg Inc.	8,301	612
*	Altice USA Inc. Class A	21,932	605
*	DISH Network Corp. Class A	16,859	599
*	Liberty Media Corp.-Liberty Formula One Class C	15,103	589
	Vail Resorts Inc.	2,689	585
*	Liberty Global plc Class C	24,927	574
	Rollins Inc.	10,267	566
	Fox Corp. Class A	20,189	562
	Service Corp. International	12,158	555
*	Live Nation Entertainment Inc.	9,553	543

9

ESG U.S. Stock ETF
		Shares	Market Value• ($000)
*	Bright Horizons Family Solutions Inc.	4,032	536
*	Liberty Media Corp.-Liberty SiriusXM Class A	14,455	525
	News Corp. Class A	32,625	493
	New York Times Co. Class A	11,067	480
	Sirius XM Holdings Inc.	81,222	477
*	Lyft Inc. Class A	16,064	477
*	IAA Inc.	9,081	475
	L Brands Inc.	16,120	474
	Interpublic Group of Cos. Inc.	26,575	472
	Williams-Sonoma Inc.	5,208	457
*	Grubhub Inc.	6,225	450
	Casey's General Stores Inc.	2,516	447
*	Floor & Decor Holdings Inc. Class A	5,847	428
	Aramark	15,499	427
	Dunkin' Brands Group Inc.	5,598	426
*	BJ's Wholesale Club Holdings Inc.	9,253	411
*	Five Below Inc.	3,718	407
*	Discovery Inc. Class A	18,153	401
	Southwest Airlines Co.	10,665	401
	Lithia Motors Inc. Class A	1,551	386
*	SiteOne Landscape Supply Inc.	3,038	380
	Fox Corp. Class B	13,412	373
	Nielsen Holdings plc	24,290	371
*	RH	1,118	370
*	ServiceMaster Global Holdings Inc.	9,031	360
*	Ollie's Bargain Outlet Holdings Inc.	3,662	350
	Delta Air Lines Inc.	11,177	345
	Wingstop Inc.	2,042	334
*	Planet Fitness Inc. Class A	5,475	333
*	Performance Food Group Co.	8,880	324
*	Liberty Global plc Class A	13,792	322
	Dolby Laboratories Inc. Class A	4,387	306
*	Grand Canyon Education Inc.	3,090	291
	Nexstar Media Group Inc. Class A	2,954	284
	Texas Roadhouse Inc. Class A	4,500	283
*	Stamps.com Inc.	1,104	275
*	Discovery Inc. Class C	13,599	272
	Aaron's Inc.	4,799	268
*	frontdoor Inc.	5,945	259
	Wendy's Co.	12,332	258
*	LiveRamp Holdings Inc.	4,578	256
	Dick's Sporting Goods Inc.	4,392	238
	Kohl's Corp.	11,040	236
*	AutoNation Inc.	4,109	234
	Morningstar Inc.	1,445	231
		Shares	Market Value• ($000)
	Cracker Barrel Old Country Store Inc.	1,698	227
	Foot Locker Inc.	7,407	225
	Gap Inc.	12,916	225
	Papa John's International Inc.	2,267	223
*	Madison Square Garden Sports Corp.	1,297	213
*	National Vision Holdings Inc.	5,561	209
	H&R Block Inc.	13,662	198
*	Grocery Outlet Holding Corp.	4,788	197
	TEGNA Inc.	15,477	194
*	2U Inc.	4,628	192
*	Sprouts Farmers Market Inc.	8,014	187
*	United Airlines Holdings Inc.	4,908	177
	Strategic Education Inc.	1,611	165
	Macy's Inc.	23,182	162
	Extended Stay America Inc.	12,870	161
	TripAdvisor Inc.	6,768	158
	KAR Auction Services Inc.	8,898	154
*	Cargurus Inc. Class A	6,002	146
*	Asbury Automotive Group Inc.	1,371	145
	World Wrestling Entertainment Inc. Class A	3,266	144
*	Shake Shack Inc. Class A	2,113	144
	Sabre Corp.	20,141	141
	Graham Holdings Co. Class B	320	137
*	Simply Good Foods Co.	5,406	134
*	Liberty Latin America Ltd. Class C	13,052	125
	Jack in the Box Inc.	1,489	123
	Brinker International Inc.	2,635	119
	Big Lots Inc.	2,491	117
*	Hilton Grand Vacations Inc.	5,215	114
	American Eagle Outfitters Inc.	8,623	109
*	Avis Budget Group Inc.	3,199	109
	Nordstrom Inc.	6,741	108
*	Liberty Media Corp.-Liberty SiriusXM Class C	2,897	104
	Core-Mark Holding Co. Inc.	3,105	104
*	Yelp Inc. Class A	4,391	102
	Group 1 Automotive Inc.	1,184	102
	Cinemark Holdings Inc.	6,894	101
	Bed Bath & Beyond Inc.	8,315	101
	PriceSmart Inc.	1,498	99
	American Airlines Group Inc.	7,490	98
*	Adtalem Global Education Inc.	2,907	97
	Six Flags Entertainment Corp.	4,425	96
	Monro Inc.	2,061	95
*	Lions Gate Entertainment Corp. Class B	10,337	94

10

ESG U.S. Stock ETF
		Shares	Market Value• ($000)
*	Urban Outfitters Inc.	3,827	90
	Rush Enterprises Inc. Class A	1,790	87
	Rent-A-Center Inc.	2,771	85
*	Upwork Inc.	5,566	85
	Penske Automotive Group Inc.	1,738	82
	John Wiley & Sons Inc. Class A	2,532	80
*	Laureate Education Inc. Class A	6,262	78
*	Gray Television Inc.	4,975	77
*	WW International Inc.	3,210	75
*	Sally Beauty Holdings Inc.	6,538	73
	Alaska Air Group Inc.	1,837	72
	ODP Corp.	2,997	70
*	SeaWorld Entertainment Inc.	3,322	68
	Cheesecake Factory Inc.	2,276	67
	Bloomin' Brands Inc.	4,639	67
*	Michaels Cos. Inc.	5,213	59
*	AMC Networks Inc. Class A	2,317	56
	Dine Brands Global Inc.	864	51
	Dave & Buster's Entertainment Inc.	2,739	46
*	JetBlue Airways Corp.	3,921	45
*	IMAX Corp.	2,925	45
	Abercrombie & Fitch Co. Class A	3,406	44
*	Liberty Media Corp.-Liberty Braves Class C	2,161	42
*	MakeMyTrip Ltd.	2,496	42
*	Groupon Inc. Class A	1,233	39
	Allegiant Travel Co. Class A	283	36
	Matthews International Corp. Class A	1,638	36
	Scholastic Corp.	1,547	35
	Meredith Corp.	2,344	33
	BJ's Restaurants Inc.	1,021	32
	EW Scripps Co. Class A	2,870	32
	Buckle Inc.	1,669	31
	Weis Markets Inc.	628	31
	SkyWest Inc.	892	30
	News Corp. Class B	1,976	30
*	Cars.com Inc.	3,358	29
	Guess? Inc.	2,538	29
	Designer Brands Inc. Class A	3,597	25
*	Lions Gate Entertainment Corp. Class A	2,342	23
	Caleres Inc.	2,899	23
*	MSG Networks Inc. Class A	2,400	23
	Copa Holdings SA Class A	435	23
	Viad Corp.	1,049	22
*	Spirit Airlines Inc.	1,137	20
*	Genesco Inc.	1,031	20
	Children's Place Inc.	818	16
	Hawaiian Holdings Inc.	1,117	15
		Shares	Market Value• ($000)
*	Regis Corp.	1,950	14
*	Houghton Mifflin Harcourt Co.	5,886	13
	Gannett Co. Inc.	6,395	11
*	Liberty Media Corp.-Liberty Braves Class A	435	9
*	Hertz Global Holdings Inc.	5,132	7
*	Liberty Latin America Ltd. Class A	449	4
			312,556
Financials (15.6%)
	Visa Inc. Class A	114,370	24,245
	Mastercard Inc. Class A	59,775	21,411
	JPMorgan Chase & Co.	205,044	20,543
	Bank of America Corp.	522,839	13,458
	American Tower Corp.	29,870	7,442
	Citigroup Inc.	141,057	7,211
	S&P Global Inc.	16,316	5,979
	BlackRock Inc.	9,973	5,926
	Prologis Inc.	49,901	5,083
	Equinix Inc.	5,906	4,664
	Goldman Sachs Group Inc.	22,425	4,594
	Crown Castle International Corp.	28,057	4,580
	American Express Co.	44,274	4,498
	CME Group Inc.	23,999	4,221
	Marsh & McLennan Cos. Inc.	34,304	3,942
	Morgan Stanley	74,714	3,905
	Intercontinental Exchange Inc.	36,627	3,891
	Chubb Ltd.	30,492	3,812
	Progressive Corp.	39,539	3,758
	Truist Financial Corp.	90,919	3,529
	US Bancorp	91,488	3,330
	Moody's Corp.	10,970	3,232
	PNC Financial Services Group Inc.	28,547	3,174
	Aon plc Class A	15,479	3,096
	Digital Realty Trust Inc.	18,018	2,805
	Charles Schwab Corp.	78,237	2,780
	SBA Communications Corp. Class A	7,466	2,285
*	CoStar Group Inc.	2,605	2,211
	Public Storage	10,305	2,189
	IHS Markit Ltd.	26,712	2,135
	Capital One Financial Corp.	30,921	2,134
	T. Rowe Price Group Inc.	15,301	2,130
	MSCI Inc. Class A	5,664	2,114
	Bank of New York Mellon Corp.	54,211	2,005
	MetLife Inc.	51,963	1,999
	Travelers Cos. Inc.	17,082	1,982
	Allstate Corp.	21,233	1,975
	Prudential Financial Inc.	26,852	1,820
	Willis Towers Watson plc	8,627	1,773

11

ESG U.S. Stock ETF
		Shares	Market Value• ($000)
	Aflac Inc.	47,935	1,741
	American International Group Inc.	58,311	1,699
	Welltower Inc.	28,282	1,627
	State Street Corp.	23,781	1,619
	AvalonBay Communities Inc.	9,539	1,508
	Realty Income Corp.	23,298	1,445
	Alexandria Real Estate Equities Inc.	8,417	1,417
	Equity Residential	24,768	1,398
	Arthur J Gallagher & Co.	12,744	1,342
	Ameriprise Financial Inc.	8,323	1,305
	First Republic Bank	11,471	1,295
	MarketAxess Holdings Inc.	2,486	1,208
	Discover Financial Services	20,939	1,111
	Broadridge Financial Solutions Inc.	7,784	1,070
	Invitation Homes Inc.	36,908	1,057
	Northern Trust Corp.	12,905	1,057
*	CBRE Group Inc. Class A	22,292	1,048
	Ventas Inc.	25,257	1,041
	Nasdaq Inc.	7,720	1,038
*	Markel Corp.	941	1,023
	Healthpeak Properties Inc.	36,861	1,019
	Fifth Third Bancorp	48,240	997
	Sun Communities Inc.	6,629	988
	Synchrony Financial	39,520	981
	Hartford Financial Services Group Inc.	24,078	974
	Duke Realty Corp.	25,052	966
	Boston Properties Inc.	10,769	936
	Mid-America Apartment Communities Inc.	7,789	912
	M&T Bank Corp.	8,694	898
	Extra Space Storage Inc.	8,382	893
*	SVB Financial Group	3,465	885
*	Arch Capital Group Ltd.	26,704	842
	KeyCorp	66,022	813
	Cincinnati Financial Corp.	10,216	811
	WP Carey Inc.	11,663	809
	E*TRADE Financial Corp.	14,794	800
*	Zillow Group Inc. Class A	9,195	784
	Equity LifeStyle Properties Inc.	11,710	776
	Principal Financial Group Inc.	18,299	771
	Regions Financial Corp.	64,651	747
	Citizens Financial Group Inc.	28,616	740
	Brown & Brown Inc.	15,602	724
	Annaly Capital Management Inc.	97,847	719
	Credicorp Ltd.	5,500	718
	UDR Inc.	19,973	695
	Cboe Global Markets Inc.	7,395	679
	TD Ameritrade Holding Corp.	17,527	673
	Medical Properties Trust Inc.	35,110	652
	Western Union Co.	27,499	649
	Shares	Market Value• ($000)
Huntington Bancshares Inc.	68,152	641
CyrusOne Inc.	7,663	640
Raymond James Financial Inc.	8,270	626
RenaissanceRe Holdings Ltd.	3,304	607
Fidelity National Financial Inc.	18,379	603
Everest Re Group Ltd.	2,674	589
Ally Financial Inc.	25,648	587
Iron Mountain Inc.	19,254	579
Camden Property Trust	6,347	577
W R Berkley Corp.	9,301	577
Globe Life Inc.	6,990	577
Equitable Holdings Inc.	27,195	576
AGNC Investment Corp.	38,582	544
Host Hotels & Resorts Inc.	47,670	535
Alleghany Corp.	965	535
Americold Realty Trust	13,406	514
American Homes 4 Rent Class A	17,910	513
VEREIT Inc.	73,408	493
Assurant Inc.	3,979	484
Lincoln National Corp.	13,189	475
Omega Healthcare Investors Inc.	15,173	470
Kilroy Realty Corp.	7,837	459
Regency Centers Corp.	11,270	448
Voya Financial Inc.	8,455	439
LPL Financial Holdings Inc.	5,319	437
Vornado Realty Trust	11,907	427
Reinsurance Group of America Inc.	4,599	422
STORE Capital Corp. Class A	15,169	410
National Retail Properties Inc.	11,484	407
SEI Investments Co.	7,726	405
CubeSmart	12,787	404
Lamar Advertising Co. Class A	5,766	399
Commerce Bancshares Inc.	6,633	395
Federal Realty Investment Trust	4,975	394
First American Financial Corp.	7,376	388
Healthcare Trust of America Inc. Class A	14,423	381
Rexford Industrial Realty Inc.	7,914	380
Comerica Inc.	9,593	379
Franklin Resources Inc.	17,981	379
First Horizon National Corp.	38,089	364
Jones Lang LaSalle Inc.	3,510	362
Apartment Investment & Management Co. Class A	9,934	358
First Industrial Realty Trust Inc.	8,374	357
EastGroup Properties Inc.	2,606	347

12

ESG U.S. Stock ETF
		Shares	Market Value• ($000)
	East West Bancorp Inc.	9,409	346
	Zions Bancorp NA	10,650	343
	Signature Bank	3,483	338
	STAG Industrial Inc.	10,466	338
	Kimco Realty Corp.	28,114	337
	Kemper Corp.	4,332	336
	Life Storage Inc.	3,185	336
	Prosperity Bancshares Inc.	6,100	333
*	Zillow Group Inc. Class C	3,842	330
	American Financial Group Inc.	4,925	329
	Primerica Inc.	2,616	327
	CoreSite Realty Corp.	2,652	325
	Douglas Emmett Inc.	11,431	319
	Eaton Vance Corp.	7,675	315
	Kinsale Capital Group Inc.	1,517	314
	Old Republic International Corp.	19,379	312
*	Redfin Corp.	6,495	309
	People's United Financial Inc.	28,353	300
	Cousins Properties Inc.	9,970	298
	Starwood Property Trust Inc.	18,661	291
*	Athene Holding Ltd. Class A	7,889	288
	South State Corp.	5,112	285
	Rayonier Inc.	9,646	282
	New York Community Bancorp Inc.	31,054	281
	TCF Financial Corp.	10,327	278
	First Financial Bankshares Inc.	9,070	275
	Axis Capital Holdings Ltd.	5,739	274
	Cullen/Frost Bankers Inc.	3,922	272
	Ares Management Corp. Class A	6,641	269
	Invesco Ltd.	26,265	268
	Essent Group Ltd.	7,440	266
	QTS Realty Trust Inc. Class A	3,910	265
	Terreno Realty Corp.	4,448	265
	Highwoods Properties Inc.	7,074	264
	Healthcare Realty Trust Inc.	9,083	262
	Unum Group	14,078	260
	Spirit Realty Capital Inc.	7,309	260
	Hanover Insurance Group Inc.	2,521	258
	RLI Corp.	2,690	252
	SL Green Realty Corp.	5,354	250
	Interactive Brokers Group Inc. Class A	4,701	249
	Selective Insurance Group Inc.	4,147	248
	Physicians Realty Trust	13,616	247
	Equity Commonwealth	7,788	244
	Agree Realty Corp.	3,613	242
	Brixmor Property Group Inc.	20,398	241
	Western Alliance Bancorp	6,803	240
		Shares	Market Value• ($000)
	Hudson Pacific Properties Inc.	10,189	239
	Stifel Financial Corp.	4,675	237
	Synovus Financial Corp.	10,726	235
	JBG SMITH Properties	8,441	234
	Affiliated Managers Group Inc.	3,307	227
	Glacier Bancorp Inc.	6,453	226
	United Bankshares Inc.	8,663	226
	Janus Henderson Group plc	10,897	226
	White Mountains Insurance Group Ltd.	250	223
	Lazard Ltd. Class A	7,033	223
	PotlatchDeltic Corp.	4,828	222
	Hannon Armstrong Sustainable Infrastructure Capital Inc.	5,165	219
	Popular Inc.	5,846	217
	Community Bank System Inc.	3,584	216
	Blackstone Mortgage Trust Inc. Class A	9,065	215
	Valley National Bancorp	28,253	212
*	Cannae Holdings Inc.	5,543	209
	MGIC Investment Corp.	22,688	208
*	Brighthouse Financial Inc.	6,814	207
	Radian Group Inc.	13,232	204
	Bank OZK	8,738	201
	Lexington Realty Trust	17,627	200
	National Health Investors Inc.	3,203	199
	SLM Corp.	25,596	196
	FNB Corp.	25,851	194
	Corporate Office Properties Trust	7,785	192
	Home BancShares Inc.	11,831	192
	Old National Bancorp	13,565	190
	UMB Financial Corp.	3,496	188
	Evercore Inc. Class A	3,011	186
	Webster Financial Corp.	6,766	186
	PS Business Parks Inc.	1,461	184
*	WillScot Mobile Mini Holdings Corp. Class A	10,112	181
	EPR Properties	5,564	180
	Wintrust Financial Corp.	4,102	179
	Outfront Media Inc.	10,521	178
	CNO Financial Group Inc.	10,834	177
	CVB Financial Corp.	9,444	172
	Associated Banc-Corp	12,785	172
	Federated Hermes Inc. Class B	7,095	170
	Houlihan Lokey Inc. Class A	2,852	167
	First Citizens BancShares Inc. Class A	423	166
*	Howard Hughes Corp.	2,807	166
	Bank of Hawaii Corp.	2,992	165

13

ESG U.S. Stock ETF
		Shares	Market Value• ($000)
	FirstCash Inc.	2,757	165
	Park Hotels & Resorts Inc.	17,315	164
	BankUnited Inc.	6,980	163
	First Hawaiian Inc.	9,840	163
	BancorpSouth Bank	7,510	162
	Piedmont Office Realty Trust Inc. Class A	10,427	160
	Cathay General Bancorp	6,451	159
*	Enstar Group Ltd.	889	159
	Columbia Banking System Inc.	5,659	158
	Taubman Centers Inc.	4,106	157
	Weingarten Realty Investors	8,824	154
	Independent Bank Corp.	2,439	153
	CIT Group Inc.	7,714	152
	National General Holdings Corp.	4,442	151
	Washington REIT	6,720	147
	American Equity Investment Life Holding Co.	6,144	147
	Hancock Whitney Corp.	7,143	143
*	PRA Group Inc.	3,036	142
	Chimera Investment Corp.	15,827	141
	Washington Federal Inc.	5,980	140
	Sunstone Hotel Investors Inc.	16,597	138
	Uniti Group Inc.	13,537	133
	Artisan Partners Asset Management Inc. Class A	3,436	133
	National Storage Affiliates Trust	3,770	129
	Assured Guaranty Ltd.	5,984	128
	Kennedy-Wilson Holdings Inc.	8,515	122
	OneMain Holdings Inc.	4,188	122
	PennyMac Financial Services Inc.	2,297	121
	Ryman Hospitality Properties Inc.	3,096	118
	CareTrust REIT Inc.	6,012	116
	Brandywine Realty Trust	10,367	115
	Pacific Premier Bancorp Inc.	5,109	115
	Investors Bancorp Inc.	14,756	114
	BOK Financial Corp.	1,980	111
*	Texas Capital Bancshares Inc.	3,424	111
	Atlantic Union Bankshares Corp.	4,767	111
	Four Corners Property Trust Inc.	4,374	110
	ServisFirst Bancshares Inc.	3,006	110
*	eHealth Inc.	1,702	107
	Simmons First National Corp. Class A	6,264	107
	Essential Properties Realty Trust Inc.	6,246	106
	Navient Corp.	11,598	105
		Shares	Market Value• ($000)
	Horace Mann Educators Corp.	2,690	105
	International Bancshares Corp.	3,253	103
	Pebblebrook Hotel Trust	8,199	103
	Ameris Bancorp	4,190	103
	Independent Bank Group Inc.	2,204	103
	PennyMac Mortgage Investment Trust	5,975	102
	Moelis & Co. Class A	3,152	101
*	Encore Capital Group Inc.	2,178	100
	Global Net Lease Inc.	5,742	100
	Walker & Dunlop Inc.	1,809	99
	Virtu Financial Inc. Class A	3,741	97
	Fulton Financial Corp.	9,770	96
*	Axos Financial Inc.	3,824	95
*	Cushman & Wakefield plc	8,175	95
	Hilltop Holdings Inc.	4,570	94
	RLJ Lodging Trust	9,972	94
	Trustmark Corp.	4,018	94
	WSFS Financial Corp.	3,195	94
*	Genworth Financial Inc. Class A	30,645	93
	Cohen & Steers Inc.	1,498	91
	Westamerica Bancorp	1,473	90
	Paramount Group Inc.	11,988	89
	Realogy Holdings Corp.	8,037	89
	First Midwest Bancorp Inc.	7,102	89
	Apollo Commercial Real Estate Finance Inc.	9,861	88
	SITE Centers Corp.	11,535	87
	First Bancorp	15,161	87
	WesBanco Inc.	3,920	87
	First Merchants Corp.	3,371	86
	First Financial Bancorp	6,106	84
	NBT Bancorp Inc.	2,771	84
	Columbia Property Trust Inc.	7,039	83
	Retail Properties of America Inc. Class A	13,184	83
	United Community Banks Inc.	4,575	83
	Banner Corp.	2,238	81
	Heartland Financial USA Inc.	2,311	80
*	NMI Holdings Inc. Class A	4,690	80
	LTC Properties Inc.	2,153	79
	Retail Opportunity Investments Corp.	7,113	79
	Santander Consumer USA Holdings Inc.	4,605	79
	Argo Group International Holdings Ltd.	2,121	79
	Colony Capital Inc.	28,807	78
	Urban Edge Properties	7,412	78
	Northwest Bancshares Inc.	7,717	78
	Renasant Corp.	3,089	78

14

ESG U.S. Stock ETF
		Shares	Market Value• ($000)
	MFA Financial Inc.	28,593	77
	American Assets Trust Inc.	3,016	77
	Piper Sandler Cos.	1,026	77
	Towne Bank	4,281	76
	Cadence Bancorp Class A	7,883	75
	Flagstar Bancorp Inc.	2,368	74
	Macerich Co.	9,197	73
	Bank of NT Butterfield & Son Ltd.	2,902	73
	Capitol Federal Financial Inc.	7,716	72
	Mercury General Corp.	1,608	72
	Mack-Cali Realty Corp.	5,610	71
	Nelnet Inc. Class A	1,013	66
	Sandy Spring Bancorp Inc.	2,776	66
	Hope Bancorp Inc.	7,675	65
	Safety Insurance Group Inc.	864	63
	Provident Financial Services Inc.	4,670	62
	Xenia Hotels & Resorts Inc.	6,755	61
	Acadia Realty Trust	5,295	60
	Virtus Investment Partners Inc.	424	60
	Waddell & Reed Financial Inc. Class A	3,771	59
	DiamondRock Hospitality Co.	10,879	58
	Employers Holdings Inc.	1,786	58
	Alexander & Baldwin Inc.	4,730	57
	ProAssurance Corp.	3,665	56
	Investors Real Estate Trust	789	56
	Kite Realty Group Trust	5,000	56
	City Holding Co.	856	55
	First Commonwealth Financial Corp.	6,656	55
	S&T Bancorp Inc.	2,658	54
	Getty Realty Corp.	1,826	53
	CNA Financial Corp.	1,634	53
	Brookline Bancorp Inc.	5,453	52
	Brightsphere Investment Group Inc.	3,693	51
	Universal Health Realty Income Trust	745	50
	Eagle Bancorp Inc.	1,706	49
	Ladder Capital Corp. Class A	6,572	49
[1]	Brookfield Property REIT Inc. Class A	4,069	47
	Stock Yards Bancorp Inc.	1,092	47
*	St. Joe Co.	1,911	44
	BancFirst Corp.	986	43
	BGC Partners Inc. Class A	16,709	42
	TFS Financial Corp.	2,736	42
	Redwood Trust Inc.	6,005	42
	Capstead Mortgage Corp.	6,290	39
	Great Western Bancorp Inc.	2,822	39
	Kearny Financial Corp.	4,949	38
		Shares	Market Value• ($000)
	American National Group Inc.	500	38
	1st Source Corp.	1,086	37
	Newmark Group Inc. Class A	8,236	36
	ARMOUR Residential REIT Inc.	3,571	35
*	Marcus & Millichap Inc.	1,257	35
*	Third Point Reinsurance Ltd.	4,039	35
	Summit Hotel Properties Inc.	5,824	34
	TrustCo Bank Corp.	5,383	32
	Invesco Mortgage Capital Inc.	10,074	30
	United Fire Group Inc.	1,210	30
*	Columbia Financial Inc.	2,704	29
*	MBIA Inc.	3,581	29
	Tanger Factory Outlet Centers Inc.	4,800	27
	Alexander's Inc.	107	27
	RPT Realty	4,523	27
	Washington Trust Bancorp Inc.	806	27
	WisdomTree Investments Inc.	7,328	27
	Colony Credit Real Estate Inc.	4,384	26
	Boston Private Financial Holdings Inc.	4,238	25
	Front Yard Residential Corp.	2,530	25
	RMR Group Inc. Class A	891	25
	Community Trust Bancorp Inc.	749	24
	Franklin Street Properties Corp.	5,439	24
	FBL Financial Group Inc. Class A	613	23
	Berkshire Hills Bancorp Inc.	2,180	20
	Dime Community Bancshares Inc.	1,490	19
*	LendingClub Corp.	3,551	19
	Saul Centers Inc.	684	19
	State Auto Financial Corp.	1,014	16
	Flushing Financial Corp.	1,260	15
	Urstadt Biddle Properties Inc. Class A	1,622	15
	Republic Bancorp Inc. Class A	448	14
	CorePoint Lodging Inc.	2,228	13
[1]	Washington Prime Group Inc.	10,693	7
			308,241
Health Care (13.7%)
	UnitedHealth Group Inc.	63,898	19,971
	Merck & Co. Inc.	171,217	14,600
	Pfizer Inc.	376,862	14,242
	Abbott Laboratories	117,053	12,814
	Thermo Fisher Scientific Inc.	26,779	11,488

15

ESG U.S. Stock ETF
		Shares	Market Value• ($000)
	AbbVie Inc.	119,367	11,432
	Amgen Inc.	39,872	10,100
	Medtronic plc	90,998	9,780
	Bristol-Myers Squibb Co.	153,367	9,539
	Danaher Corp.	42,358	8,746
	Eli Lilly & Co.	57,085	8,471
*	Intuitive Surgical Inc.	7,814	5,711
	Gilead Sciences Inc.	85,126	5,682
	Zoetis Inc. Class A	32,211	5,157
*	Vertex Pharmaceuticals Inc.	17,465	4,875
	Anthem Inc.	17,063	4,804
	Stryker Corp.	23,404	4,638
	Becton Dickinson & Co.	18,246	4,430
	Cigna Corp.	24,479	4,342
*	Regeneron Pharmaceuticals Inc.	6,575	4,076
*	Boston Scientific Corp.	94,882	3,892
	Humana Inc.	8,960	3,720
*	Edwards Lifesciences Corp.	41,840	3,592
*	Illumina Inc.	9,955	3,556
*	Biogen Inc.	11,018	3,169
	Baxter International Inc.	34,462	3,001
*	DexCom Inc.	6,182	2,630
	HCA Healthcare Inc.	17,957	2,437
*	Centene Corp.	38,685	2,372
*	IDEXX Laboratories Inc.	5,720	2,237
	Zimmer Biomet Holdings Inc.	13,984	1,970
	ResMed Inc.	9,653	1,745
*	Alexion Pharmaceuticals Inc.	14,368	1,641
*	Align Technology Inc.	5,242	1,557
	West Pharmaceutical Services Inc.	4,954	1,407
*	Seattle Genetics Inc.	8,174	1,294
	Teleflex Inc.	3,202	1,258
*	Incyte Corp.	12,290	1,184
*	Moderna Inc.	18,080	1,173
*	Laboratory Corp. of America Holdings	6,603	1,160
*	Varian Medical Systems Inc.	6,120	1,063
*	Teladoc Health Inc.	4,919	1,061
*	Alnylam Pharmaceuticals Inc.	7,812	1,036
*	Hologic Inc.	17,234	1,029
	Cooper Cos. Inc.	3,262	1,025
	Cardinal Health Inc.	20,042	1,017
	Quest Diagnostics Inc.	9,046	1,006
*	Horizon Therapeutics plc	13,191	991
*	Catalent Inc.	10,410	963
*	BioMarin Pharmaceutical Inc.	12,249	956
*	ABIOMED Inc.	2,986	919
	STERIS plc	5,697	909
	PerkinElmer Inc.	7,323	862
*	Elanco Animal Health Inc.	27,069	787
*	Exact Sciences Corp.	10,113	761
*	Masimo Corp.	3,343	749
		Shares	Market Value• ($000)
*	Charles River Laboratories International Inc.	3,360	736
*	Bio-Rad Laboratories Inc. Class A	1,445	735
*	Molina Healthcare Inc.	3,955	732
*	Sarepta Therapeutics Inc.	4,968	727
*	Neurocrine Biosciences Inc.	6,191	721
*	Avantor Inc.	30,146	680
	DENTSPLY SIRONA Inc.	14,721	661
	Bio-Techne Corp.	2,556	653
*	ICON plc	3,475	648
*	Henry Schein Inc.	9,594	637
*	Immunomedics Inc.	13,844	617
*	Mylan NV	35,209	577
*	Novocure Ltd.	6,801	563
*	Repligen Corp.	3,568	553
	Universal Health Services Inc. Class B	4,972	549
	Chemed Corp.	1,040	538
*	Amedisys Inc.	2,181	528
*	Jazz Pharmaceuticals plc	3,828	514
	Perrigo Co. plc	9,304	487
*	DaVita Inc.	5,521	479
*	Guardant Health Inc.	5,012	479
*	Ionis Pharmaceuticals Inc.	8,763	478
*	PRA Health Sciences Inc.	4,306	460
*	Penumbra Inc.	2,193	459
*	Exelixis Inc.	20,491	455
*	Tandem Diabetes Care Inc.	4,002	451
*	LHC Group Inc.	2,115	441
*	Quidel Corp.	2,502	440
	Encompass Health Corp.	6,591	430
*	Momenta Pharmaceuticals Inc.	8,125	424
	Hill-Rom Holdings Inc.	4,484	421
*	iRhythm Technologies Inc.	1,865	411
*	MyoKardia Inc.	3,427	375
*	Mirati Therapeutics Inc.	2,450	366
*	Emergent BioSolutions Inc.	3,155	360
*	Acceleron Pharma Inc.	3,371	329
*	Ultragenyx Pharmaceutical Inc.	3,846	327
*	United Therapeutics Corp.	3,035	325
*	CRISPR Therapeutics AG	3,378	316
*	Natera Inc.	4,801	306
*	Nevro Corp.	2,218	305
*	Haemonetics Corp.	3,396	304
*	Iovance Biotherapeutics Inc.	8,983	299
	Bruker Corp.	6,949	292
*	ACADIA Pharmaceuticals Inc.	7,379	292
*	Arrowhead Pharmaceuticals Inc.	6,808	288
*	HealthEquity Inc.	4,950	284
*	Arena Pharmaceuticals Inc.	4,011	280
*	Halozyme Therapeutics Inc.	9,644	280

16

ESG U.S. Stock ETF
		Shares	Market Value• ($000)
*	NeoGenomics Inc.	7,195	280
*	Blueprint Medicines Corp.	3,594	278
*	Neogen Corp.	3,618	276
*	Globus Medical Inc. Class A	4,864	275
*	Invitae Corp.	7,881	275
*	Syneos Health Inc.	4,273	270
*	FibroGen Inc.	5,964	267
*	Bluebird Bio Inc.	4,420	262
*	Amicus Therapeutics Inc.	17,908	261
*	Envista Holdings Corp.	10,877	261
*	ICU Medical Inc.	1,246	249
*	Wright Medical Group NV	8,206	248
*	Global Blood Therapeutics Inc.	3,945	248
*	Integra LifeSciences Holdings Corp.	5,008	239
*	Medpace Holdings Inc.	1,777	231
	Ensign Group Inc.	3,757	220
*	PTC Therapeutics Inc.	4,409	218
*	Biohaven Pharmaceutical Holding Co. Ltd.	3,264	207
*	Tenet Healthcare Corp.	7,116	200
*	Acadia Healthcare Co. Inc.	6,452	199
*	Omnicell Inc.	2,958	197
*	Sage Therapeutics Inc.	3,736	196
*	Insmed Inc.	6,894	194
*	Merit Medical Systems Inc.	3,934	193
*	Alkermes plc	11,442	189
*	NuVasive Inc.	3,576	186
*	HMS Holdings Corp.	6,496	181
*	Reata Pharmaceuticals Inc. Class A	1,667	175
*	Agios Pharmaceuticals Inc.	4,240	174
*	Integer Holdings Corp.	2,423	168
	Patterson Cos. Inc.	5,762	167
*	ChemoCentryx Inc.	3,092	165
*	LivaNova plc	3,471	163
*	Pacira BioSciences Inc.	2,545	159
	CONMED Corp.	1,801	155
*	Turning Point Therapeutics Inc.	1,916	150
*	Select Medical Holdings Corp.	7,426	149
*	PPD Inc.	4,300	148
	Cantel Medical Corp.	2,685	141
*	Allakos Inc.	1,559	140
*	Axsome Therapeutics Inc.	1,870	137
*	Prestige Consumer Healthcare Inc.	3,661	133
*	Vir Biotechnology Inc.	3,163	128
*	Denali Therapeutics Inc.	3,859	123
*	Glaukos Corp.	2,551	122
*	Allogene Therapeutics Inc.	3,358	120
*	Editas Medicine Inc.	3,355	118
*	Deciphera Pharmaceuticals Inc.	2,600	117
		Shares	Market Value• ($000)
*	Xencor Inc.	3,264	117
*	uniQure NV	2,653	108
*	Kodiak Sciences Inc.	2,008	106
*	Magellan Health Inc.	1,388	105
*	Ironwood Pharmaceuticals Inc. Class A	10,128	102
*	Avanos Medical Inc.	3,066	99
*	MEDNAX Inc.	5,318	99
*	Intercept Pharmaceuticals Inc.	1,972	98
	Healthcare Services Group Inc.	4,574	95
*	Ligand Pharmaceuticals Inc.	874	89
*	OPKO Health Inc.	26,954	87
*	Aimmune Therapeutics Inc.	2,468	84
*	BioTelemetry Inc.	2,062	82
*	Corcept Therapeutics Inc.	6,420	82
*	Evolent Health Inc. Class A	5,475	78
*	Zogenix Inc.	3,300	78
*	Heron Therapeutics Inc.	5,355	77
	Luminex Corp.	2,882	77
*	Myriad Genetics Inc.	5,144	69
*	Pennant Group Inc.	1,870	69
*	Epizyme Inc.	5,266	68
*	REGENXBIO Inc.	2,234	68
*	Intra-Cellular Therapies Inc.	3,597	66
*,1	Esperion Therapeutics Inc.	1,657	60
*	Supernus Pharmaceuticals Inc.	2,699	59
*	Madrigal Pharmaceuticals Inc.	538	58
*	Enanta Pharmaceuticals Inc.	1,042	54
*	Tivity Health Inc.	3,054	50
*	Theravance Biopharma Inc.	2,679	49
*	Atara Biotherapeutics Inc.	3,442	46
*	CorVel Corp.	543	45
*	Innoviva Inc.	3,512	41
*	Viela Bio Inc.	1,203	41
*	Taro Pharmaceutical Industries Ltd.	652	40
*	1Life Healthcare Inc.	1,300	38
*	Endo International plc	12,405	37
*	Natus Medical Inc.	1,838	33
*	Inogen Inc.	1,025	31
*	Precigen Inc.	5,156	31
*	Radius Health Inc.	2,420	30
*	Orthofix Medical Inc.	932	28
*	Amneal Pharmaceuticals Inc.	6,469	27
*	Brookdale Senior Living Inc.	9,530	26
*	Eagle Pharmaceuticals Inc.	649	26
*	Aerie Pharmaceuticals Inc.	2,257	25
*	Varex Imaging Corp.	2,049	23
*	Axogen Inc.	1,811	21
*,1	TherapeuticsMD Inc.	11,844	17

17

ESG U.S. Stock ETF
		Shares	Market Value• ($000)
*	Tricida Inc.	1,144	12
*,2	Alder Biopharmaceuticals Inc. CVR Exp. 12/31/2024	767	1
			270,343
Industrials (8.8%)
*	PayPal Holdings Inc.	79,529	16,235
	Accenture plc Class A	43,143	10,351
	Union Pacific Corp.	45,984	8,849
	United Parcel Service Inc. Class B	47,777	7,817
	Fidelity National Information Services Inc.	41,819	6,308
	Caterpillar Inc.	36,663	5,218
	Deere & Co.	21,204	4,454
	Illinois Tool Works Inc.	21,277	4,203
	Automatic Data Processing Inc.	29,169	4,057
	CSX Corp.	51,374	3,928
*	Square Inc. Class A	24,434	3,899
	Sherwin-Williams Co.	5,598	3,757
*	Fiserv Inc.	37,674	3,752
	FedEx Corp.	16,414	3,608
	Global Payments Inc.	20,183	3,565
	Waste Management Inc.	28,584	3,259
	Agilent Technologies Inc.	20,861	2,095
	Johnson Controls International plc	50,508	2,057
	Verisk Analytics Inc. Class A	10,699	1,997
	Cintas Corp.	5,917	1,972
	PACCAR Inc.	22,792	1,956
	Trane Technologies plc	16,165	1,914
	Rockwell Automation Inc.	7,837	1,807
	Paychex Inc.	21,696	1,659
*	Mettler-Toledo International Inc.	1,565	1,519
	Fortive Corp.	20,123	1,451
*	FleetCor Technologies Inc.	5,632	1,416
	Old Dominion Freight Line Inc.	6,656	1,346
	Republic Services Inc. Class A	14,410	1,336
*	Keysight Technologies Inc.	12,599	1,241
	Kansas City Southern	6,463	1,177
	WW Grainger Inc.	3,064	1,120
	TransUnion	12,902	1,119
	Vulcan Materials Co.	8,984	1,078
	Dover Corp.	9,765	1,073
	Masco Corp.	17,540	1,023
*	Zebra Technologies Corp. Class A	3,512	1,006
	Expeditors International of Washington Inc.	11,155	986
	Xylem Inc.	12,112	971
	IDEX Corp.	5,067	913
*	Waters Corp.	4,196	907
		Shares	Market Value• ($000)
*	Trimble Inc.	16,716	876
	CH Robinson Worldwide Inc.	8,857	871
	Jack Henry & Associates Inc.	5,253	869
	Martin Marietta Materials Inc.	4,275	867
*	Fair Isaac Corp.	1,946	819
*	Ingersoll Rand Inc.	23,126	811
	Westinghouse Air Brake Technologies Corp.	12,154	809
	JB Hunt Transport Services Inc.	5,584	785
	Cognex Corp.	11,262	779
*	Generac Holdings Inc.	4,081	775
	Nordson Corp.	3,790	707
*	Crown Holdings Inc.	8,631	663
	Lennox International Inc.	2,333	654
	Graco Inc.	11,130	646
	Avery Dennison Corp.	5,578	644
	Allegion plc	6,190	640
	Packaging Corp. of America	6,263	634
*	StoneCo Ltd. Class A	12,052	615
*	Trex Co. Inc.	3,865	578
	Toro Co.	7,255	546
	Watsco Inc.	2,229	546
*	XPO Logistics Inc.	6,129	541
	Snap-on Inc.	3,635	539
	Genpact Ltd.	12,632	533
	Westrock Co.	17,531	532
	AptarGroup Inc.	4,250	503
	Owens Corning	7,416	502
	Universal Display Corp.	2,826	496
*	Pagseguro Digital Ltd. Class A	11,660	491
*	WEX Inc.	3,026	483
*	Berry Global Group Inc.	8,899	459
	Donaldson Co. Inc.	8,687	438
	A O Smith Corp.	8,857	434
*	HD Supply Holdings Inc.	10,769	427
*	Arrow Electronics Inc.	5,345	420
	Sealed Air Corp.	10,282	404
	Robert Half International Inc.	7,560	402
*	Stericycle Inc.	6,228	399
*	Flex Ltd.	34,853	379
*	Axon Enterprise Inc.	4,363	374
	Sonoco Products Co.	7,049	374
*	Middleby Corp.	3,763	368
	CoreLogic Inc.	5,365	356
*	Euronet Worldwide Inc.	3,437	355
*	TopBuild Corp.	2,247	346
	Landstar System Inc.	2,557	340
	Brunswick Corp.	5,339	330
	MAXIMUS Inc.	4,193	325
	MDU Resources Group Inc.	13,309	314
	MSA Safety Inc.	2,482	313
	Littelfuse Inc.	1,707	309
	AGCO Corp.	4,236	301

18

ESG U.S. Stock ETF
		Shares	Market Value• ($000)
	ManpowerGroup Inc.	3,998	293
	Simpson Manufacturing Co. Inc.	2,958	291
*	FTI Consulting Inc.	2,496	286
	Acuity Brands Inc.	2,587	283
	Regal Beloit Corp.	2,811	278
	Louisiana-Pacific Corp.	8,239	271
*	Proto Labs Inc.	1,840	271
	Allison Transmission Holdings Inc.	7,400	265
*	ASGN Inc.	3,680	264
	Graphic Packaging Holding Co.	18,411	257
*	Builders FirstSource Inc.	8,385	257
*	Novanta Inc.	2,380	255
	Armstrong World Industries Inc.	3,312	244
	Eagle Materials Inc.	2,973	243
*	Saia Inc.	1,806	242
*	ACI Worldwide Inc.	8,095	238
	John Bean Technologies Corp.	2,313	237
*	Clean Harbors Inc.	3,722	227
	Air Lease Corp. Class A	7,180	223
	Rexnord Corp.	7,530	218
	Franklin Electric Co. Inc.	3,547	211
	Avnet Inc.	7,477	206
	MSC Industrial Direct Co. Inc. Class A	3,055	201
	nVent Electric plc	10,520	201
	Valmont Industries Inc.	1,566	199
	Werner Enterprises Inc.	4,305	198
	Advanced Drainage Systems Inc.	3,556	197
	UniFirst Corp.	1,015	196
*	Fabrinet	2,793	195
*	Casella Waste Systems Inc. Class A	3,450	194
	Watts Water Technologies Inc. Class A	2,027	194
*	TriNet Group Inc.	2,850	193
*	MasTec Inc.	4,062	188
	ESCO Technologies Inc.	2,078	187
	Hillenbrand Inc.	5,814	184
	Brady Corp. Class A	3,846	180
*	Green Dot Corp. Class A	3,422	178
	Insperity Inc.	2,645	178
	Applied Industrial Technologies Inc.	2,916	176
	Brink's Co.	3,630	176
	GATX Corp.	2,637	176
	AAON Inc.	3,090	176
*	Itron Inc.	2,942	175
*	Kirby Corp.	4,134	175
*	AMN Healthcare Services Inc.	3,181	171
		Shares	Market Value• ($000)
*	BMC Stock Holdings Inc.	4,154	166
	Ryder System Inc.	4,032	165
*	ExlService Holdings Inc.	2,590	165
	Vishay Intertechnology Inc.	10,285	164
*	Advanced Disposal Services Inc.	5,160	155
*	WESCO International Inc.	3,260	153
*	Rogers Corp.	1,351	153
*	Chart Industries Inc.	2,296	151
	Macquarie Infrastructure Corp.	5,362	150
	Alliance Data Systems Corp.	3,149	142
*	Masonite International Corp.	1,531	140
	Trinity Industries Inc.	6,695	137
	EVERTEC Inc.	3,843	135
*	Gibraltar Industries Inc.	2,106	132
*	Sanmina Corp.	4,554	129
*	Installed Building Products Inc.	1,454	126
	Federal Signal Corp.	3,833	123
*	Dycom Industries Inc.	1,987	122
*	Hub Group Inc. Class A	2,259	122
*	Plexus Corp.	1,602	122
*	Summit Materials Inc. Class A	7,844	117
*	Beacon Roofing Supply Inc.	3,412	116
	O-I Glass Inc.	10,612	115
	Boise Cascade Co.	2,460	113
	Badger Meter Inc.	1,804	111
*	Ambarella Inc.	2,110	111
	Albany International Corp. Class A	2,125	110
	Comfort Systems USA Inc.	2,174	110
*	Meritor Inc.	4,809	109
*	Pluralsight Inc. Class A	5,628	108
*	MACOM Technology Solutions Holdings Inc.	3,003	107
	Triton International Ltd.	2,932	106
*	SPX Corp.	2,482	104
	Schneider National Inc. Class B	3,754	102
*	Cimpress plc	1,102	102
	Mueller Industries Inc.	3,375	100
	McGrath RentCorp	1,510	100
	Otter Tail Corp.	2,581	100
*	Bill.com Holdings Inc.	1,000	99
*	JELD-WEN Holding Inc.	4,635	98
	Korn Ferry	3,162	96
	Forward Air Corp.	1,633	96
	Belden Inc.	2,729	92
*	Sykes Enterprises Inc.	2,677	89
*	Verra Mobility Corp. Class A	8,271	87
	Helios Technologies Inc.	2,077	85
	Deluxe Corp.	2,964	84
	Terex Corp.	4,181	82
	Astec Industries Inc.	1,460	77

19

ESG U.S. Stock ETF
		Shares	Market Value• ($000)
*	OSI Systems Inc.	959	76
	US Ecology Inc.	1,998	74
	TTEC Holdings Inc.	1,270	72
	Patrick Industries Inc.	1,258	71
	Encore Wire Corp.	1,352	70
	Tennant Co.	1,046	70
*	Welbilt Inc.	9,414	69
*	CBIZ Inc.	2,822	69
*	Huron Consulting Group Inc.	1,590	69
*	FARO Technologies Inc.	1,192	67
	ADT Inc.	6,030	64
	Covanta Holding Corp.	6,811	64
	Lindsay Corp.	628	63
*	TTM Technologies Inc.	5,406	62
*	Harsco Corp.	4,253	60
*	TriMas Corp.	2,347	59
	Primoris Services Corp.	3,014	57
	Granite Construction Inc.	2,997	56
	Heartland Express Inc.	2,580	53
*	Herc Holdings Inc.	1,287	53
	Greif Inc. Class A	1,382	51
	Atlas Corp.	5,916	51
	SFL Corp. Ltd.	5,559	49
	AAR Corp.	2,383	48
	Greenbrier Cos. Inc.	1,762	48
*	Cardtronics plc Class A	2,062	45
	Benchmark Electronics Inc.	1,989	39
	CTS Corp.	1,750	37
*	SEACOR Holdings Inc.	1,166	37
	Scorpio Tankers Inc.	3,099	37
	Kelly Services Inc. Class A	1,864	35
	H&E Equipment Services Inc.	1,659	34
	Myers Industries Inc.	2,223	34
*	TrueBlue Inc.	1,941	33
	Apogee Enterprises Inc.	1,489	31
*	Conduent Inc.	8,867	30
*	Tutor Perini Corp.	1,837	23
	Hyster-Yale Materials Handling Inc.	512	21
	Matson Inc.	519	21
*	Manitowoc Co. Inc.	1,800	17
	GasLog Ltd.	2,965	9
			173,974
Oil & Gas (0.1%)
*	SolarEdge Technologies Inc.	3,283	726
*	Enphase Energy Inc.	7,127	550
*	First Solar Inc.	5,624	431
	Arcosa Inc.	3,590	166
*	SunPower Corp.	4,070	45
*	Maxeon Solar Technologies Ltd.	509	11
			1,929
Technology (32.2%)
	Apple Inc.	1,108,088	142,988
		Shares	Market Value• ($000)
	Microsoft Corp.	507,208	114,392
*	Facebook Inc. Class A	162,714	47,708
*	Alphabet Inc. Class C	21,834	35,681
*	Alphabet Inc. Class A	18,520	30,179
	NVIDIA Corp.	39,981	21,389
*	Adobe Inc.	32,532	16,702
*	salesforce.com Inc.	58,651	15,991
	Intel Corp.	287,111	14,628
	Cisco Systems Inc.	287,495	12,138
	Broadcom Inc.	26,468	9,188
	QUALCOMM Inc.	76,275	9,084
	Texas Instruments Inc.	62,148	8,834
	Oracle Corp.	133,709	7,651
	International Business Machines Corp.	60,263	7,431
*	Advanced Micro Devices Inc.	78,878	7,164
*	ServiceNow Inc.	12,837	6,188
	Intuit Inc.	17,113	5,911
	Applied Materials Inc.	61,791	3,806
*	Autodesk Inc.	14,849	3,648
*	Micron Technology Inc.	75,048	3,415
	Lam Research Corp.	9,834	3,308
	Analog Devices Inc.	24,891	2,909
*	Workday Inc. Class A	11,613	2,784
*	DocuSign Inc. Class A	11,940	2,663
*	Veeva Systems Inc. Class A	9,072	2,561
	Cognizant Technology Solutions Corp. Class A	36,598	2,447
*	Twilio Inc. Class A	9,047	2,440
*	Splunk Inc.	10,780	2,364
	NXP Semiconductors NV	18,800	2,364
*	Synopsys Inc.	10,170	2,251
	KLA Corp.	10,503	2,155
*	Twitter Inc.	52,259	2,121
*	IQVIA Holdings Inc.	12,759	2,089
*	Cadence Design Systems Inc.	18,657	2,069
	HP Inc.	96,611	1,889
	Motorola Solutions Inc.	11,509	1,781
	Microchip Technology Inc.	15,979	1,753
	Marvell Technology Group Ltd.	44,517	1,726
	Xilinx Inc.	16,512	1,720
*	Okta Inc. Class A	7,848	1,690
*	Palo Alto Networks Inc.	6,548	1,686
	Skyworks Solutions Inc.	11,338	1,642
*	Atlassian Corp. plc Class A	8,420	1,615
	Cerner Corp.	20,545	1,507
*	RingCentral Inc. Class A	5,134	1,493
*	Coupa Software Inc.	4,543	1,489
*	VeriSign Inc.	6,930	1,489
*	Yandex NV Class A	19,414	1,325
*	Akamai Technologies Inc.	10,835	1,261
	Maxim Integrated Products Inc.	18,026	1,234
	Citrix Systems Inc.	8,357	1,213

20

ESG U.S. Stock ETF
		Shares	Market Value• ($000)
*	Fortinet Inc.	9,075	1,198
*	EPAM Systems Inc.	3,580	1,171
	CDW Corp.	9,713	1,104
*	Paycom Software Inc.	3,395	1,017
*	Qorvo Inc.	7,762	996
*	Pinterest Inc. Class A	27,035	995
*	Wix.com Ltd.	3,247	957
	Teradyne Inc.	11,034	938
*	GoDaddy Inc. Class A	11,088	928
*	Check Point Software Technologies Ltd.	7,197	909
*	Arista Networks Inc.	4,029	900
	NortonLifeLock Inc.	37,522	882
	Hewlett Packard Enterprise Co.	88,388	855
	Seagate Technology plc	17,421	836
*	HubSpot Inc.	2,776	832
*	Slack Technologies Inc. Class A	25,146	826
*	Black Knight Inc.	9,638	811
*	VMware Inc. Class A	5,438	785
	Western Digital Corp.	20,390	783
	Monolithic Power Systems Inc.	2,889	772
*	Gartner Inc.	5,882	764
*	Avalara Inc.	5,463	723
*	Zendesk Inc.	7,488	722
	NetApp Inc.	15,024	712
*	Zscaler Inc.	4,703	674
*	Dell Technologies Inc. Class C	10,122	669
*	MongoDB Inc. Class A	2,775	649
*	PTC Inc.	7,053	645
*	Guidewire Software Inc.	5,623	632
	Entegris Inc.	9,178	614
*	Ceridian HCM Holding Inc.	7,470	594
*	ON Semiconductor Corp.	27,674	591
*	Aspen Technology Inc.	4,606	585
*	Ciena Corp.	10,112	574
*	Nuance Communications Inc.	18,690	560
	Juniper Networks Inc.	22,035	551
*	Anaplan Inc.	8,858	543
*	F5 Networks Inc.	4,062	538
	Amdocs Ltd.	8,706	533
*	Five9 Inc.	4,091	521
*	Dynatrace Inc.	11,757	520
*	Cree Inc.	7,331	463
	MKS Instruments Inc.	3,748	448
*	Lumentum Holdings Inc.	5,106	439
*	Alteryx Inc. Class A	3,584	433
*	Globant SA	2,405	427
*	Proofpoint Inc.	3,764	413
*	Manhattan Associates Inc.	4,223	411
*	Smartsheet Inc. Class A	7,417	404
*	Elastic NV	3,670	398
		Shares	Market Value• ($000)
	CDK Global Inc.	8,390	391
	SYNNEX Corp.	2,954	376
*	RealPage Inc.	5,915	370
*	Inphi Corp.	3,152	359
	Pegasystems Inc.	2,783	358
	DXC Technology Co.	17,889	357
*	Dropbox Inc. Class A	16,551	350
*	Nutanix Inc. Class A	12,073	347
*	Everbridge Inc.	2,270	337
*	Q2 Holdings Inc.	3,261	317
	National Instruments Corp.	8,651	310
*	Silicon Laboratories Inc.	3,014	309
	Cabot Microelectronics Corp.	1,966	299
*	Blackline Inc.	3,408	298
*	Envestnet Inc.	3,563	296
*	Varonis Systems Inc.	2,220	274
*	CyberArk Software Ltd.	2,461	272
*	Lattice Semiconductor Corp.	9,479	271
	Brooks Automation Inc.	5,167	267
*	LivePerson Inc.	4,393	262
*	Semtech Corp.	4,438	260
*	Pure Storage Inc. Class A	16,905	258
*	Sailpoint Technologies Holdings Inc.	6,446	253
*	Qualys Inc.	2,364	251
*	Cirrus Logic Inc.	4,129	250
*	Rapid7 Inc.	3,784	244
*	FireEye Inc.	15,737	231
	Blackbaud Inc.	3,591	229
*	Viavi Solutions Inc.	17,170	229
	Xerox Holdings Corp.	12,165	229
	Power Integrations Inc.	4,092	229
*	J2 Global Inc.	3,182	223
*	Verint Systems Inc.	4,458	212
*	SVMK Inc.	8,364	208
*	Box Inc. Class A	10,491	206
*	Advanced Energy Industries Inc.	2,745	203
	Cogent Communications Holdings Inc.	3,003	202
*	SPS Commerce Inc.	2,508	200
*	Mimecast Ltd.	3,986	196
*	Alarm.com Holdings Inc.	3,207	192
*	Synaptics Inc.	2,243	191
*	Cloudera Inc.	14,068	186
*	Teradata Corp.	7,598	185
*	NCR Corp.	8,900	182
*	Acacia Communications Inc.	2,678	181
*	ViaSat Inc.	4,409	175
*	Tenable Holdings Inc.	4,504	170
*	Covetrus Inc.	7,110	163
*	Diodes Inc.	3,222	157
*	Cornerstone OnDemand Inc.	4,325	153
*	CommScope Holding Co. Inc.	14,566	150

21

ESG U.S. Stock ETF
		Shares	Market Value• ($000)
*	Bottomline Technologies DE Inc.	3,078	147
*	Premier Inc. Class A	4,309	141
*	Workiva Inc. Class A	2,313	136
*	Insight Enterprises Inc.	2,213	132
*	Yext Inc.	6,208	123
*	CommVault Systems Inc.	2,762	119
*	Cerence Inc.	2,203	117
*	MaxLinear Inc. Class A	4,461	109
	InterDigital Inc.	1,755	107
*	NetScout Systems Inc.	4,518	105
	Kulicke & Soffa Industries Inc.	4,305	103
*	Allscripts Healthcare Solutions Inc.	11,368	101
	Progress Software Corp.	2,666	101
*	Avaya Holdings Corp.	6,391	99
	CSG Systems International Inc.	2,322	99
*	Perficient Inc.	2,280	98
*	Rambus Inc.	7,144	96
	NIC Inc.	4,461	95
*	PROS Holdings Inc.	2,368	92
	Xperi Holding Corp.	6,862	86
*	Amkor Technology Inc.	6,724	82
*	EchoStar Corp. Class A	2,745	81
*	Virtusa Corp.	2,037	81
*	MicroStrategy Inc. Class A	497	72
*	NETGEAR Inc.	1,679	56
	Pitney Bowes Inc.	9,620	53
	Shutterstock Inc.	1,058	53
*	SolarWinds Corp.	2,525	53
*	Schrodinger Inc.	865	52
*	NextGen Healthcare Inc.	3,132	42
*	Stratasys Ltd.	2,784	41
*	ScanSource Inc.	1,396	34
*	3D Systems Corp.	6,276	34
	Ebix Inc.	1,336	31
*	Endurance International Group Holdings Inc.	4,723	31
*	Blucora Inc.	2,524	30
	Plantronics Inc.	1,841	23
	Loral Space & Communications Inc.	924	22
*	Forrester Research Inc.	569	20
			636,314
Telecommunications (1.9%)
	Verizon Communications Inc.	280,203	16,608
	AT&T Inc.	483,048	14,400
*	T-Mobile US Inc.	37,001	4,317
	CenturyLink Inc.	74,926	805
*	Iridium Communications Inc.	8,357	234
	Shenandoah Telecommunications Co.	3,539	196
*	Vonage Holdings Corp.	16,734	192
		Shares	Market Value• ($000)
	Telephone & Data Systems Inc.	7,870	182
*	8x8 Inc.	6,040	102
	ATN International Inc.	557	32
*	United States Cellular Corp.	866	31
*,1	GTT Communications Inc.	1,798	9
			37,108
Utilities (1.0%)
	Sempra Energy	19,879	2,458
	American Water Works Co. Inc.	12,262	1,733
	Consolidated Edison Inc.	22,729	1,621
	PPL Corp.	51,908	1,434
	Edison International	24,083	1,264
	CMS Energy Corp.	19,164	1,159
	Alliant Energy Corp.	16,577	898
	Atmos Energy Corp.	8,203	819
	AES Corp.	44,587	791
	Essential Utilities Inc.	16,269	691
	CenterPoint Energy Inc.	33,709	677
	NiSource Inc.	24,989	554
	UGI Corp.	14,159	489
*	Sunrun Inc.	7,918	448
	OGE Energy Corp.	13,060	416
	IDACORP Inc.	3,326	299
	ONE Gas Inc.	3,578	265
	Hawaiian Electric Industries Inc.	7,314	253
	Southwest Gas Holdings Inc.	3,859	243
	Portland General Electric Co.	5,899	225
	New Jersey Resources Corp.	6,889	208
	Spire Inc.	3,562	207
	American States Water Co.	2,666	203
	Avangrid Inc.	4,098	197
	NorthWestern Corp.	3,598	186
	Avista Corp.	4,868	179
	MGE Energy Inc.	2,708	176
	Ormat Technologies Inc.	2,779	169
	California Water Service Group	3,709	168
	Clearway Energy Inc. Class C	6,425	164
	South Jersey Industries Inc.	7,081	157
	Atlantica Sustainable Infrastructure plc	3,747	112
	SJW Group	1,768	111
*	Evoqua Water Technologies Corp.	5,109	105
	Northwest Natural Holding Co.	1,950	100
	Clearway Energy Inc. Class A	1,924	46
			19,225
Total Common Stocks (Cost $1,574,081)			1,970,891

22

ESG U.S. Stock ETF
	Shares	Market Value• ($000)
Temporary Cash Investments (0.1%)
Money Market Fund (0.1%)
[3,4] Vanguard Market Liquidity Fund, 0.147% (Cost $1,828)	18,279	1,828
Total Investments (99.9%) (Cost $1,575,909)		1,972,719
Other Assets and Liabilities—Net (0.1%)		1,624
Net Assets (100%)		1,974,343
Cost is in $000.
•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
1	Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $318,000.
2	Security value determined using significant unobservable inputs.
3	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
4	Collateral of $335,000 was received for securities on loan.
CVR—Contingent Value Rights.
REIT—Real Estate Investment Trust.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
			($000)
	Expiration	Number of Long (Short) Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Long Futures Contracts
E-mini S&P 500 Index	September 2020	17	2,974	219
See accompanying Notes, which are an integral part of the Financial Statements.
23

ESG U.S. Stock ETF
Statement of Assets and Liabilities
As of August 31, 2020

($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value
Unaffiliated Issuers (Cost $1,574,081)	1,970,891
Affiliated Issuers (Cost $1,828)	1,828
Total Investments in Securities	1,972,719
Investment in Vanguard	76
Cash	9
Cash Collateral Pledged—Futures Contracts	205
Receivables for Investment Securities Sold	1
Receivables for Accrued Income	1,785
Total Assets	1,974,795
Liabilities
Collateral for Securities on Loan	335
Payables to Vanguard	113
Variation Margin Payable—Futures Contracts	4
Total Liabilities	452
Net Assets	1,974,343
At August 31, 2020, net assets consisted of:

Paid-in Capital	1,595,940
Total Distributable Earnings (Loss)	378,403
Net Assets	1,974,343

Net Assets
Applicable to 30,625,000 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	1,974,343
Net Asset Value Per Share	$64.47
See accompanying Notes, which are an integral part of the Financial Statements.
24

ESG U.S. Stock ETF
Statement of Operations

Year Ended August 31, 2020
($000)
Investment Income
Income
Dividends	18,449
Interest[1]	14
Securities Lending—Net	32
Total Income	18,495
Expenses
The Vanguard Group—Note B
Investment Advisory Services	167
Management and Administrative	1,032
Marketing and Distribution	68
Custodian Fees	35
Auditing Fees	34
Shareholders’ Reports	15
Trustees’ Fees and Expenses	1
Total Expenses	1,352
Expenses Paid Indirectly	(14)
Net Expenses	1,338
Net Investment Income	17,157
Realized Net Gain (Loss)
Investment Securities Sold[1,2]	(16,739)
Futures Contracts	414
Realized Net Gain (Loss)	(16,325)
Change in Unrealized Appreciation (Depreciation)
Investment Securities[1]	366,735
Futures Contracts	209
Change in Unrealized Appreciation (Depreciation)	366,944
Net Increase (Decrease) in Net Assets Resulting from Operations	367,776
1	Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $14,000, $0, and $0, respectively. Purchases and sales are for temporary cash investment purposes.
2	Includes $5,025,000 of the net gain (loss) resulting from in-kind redemptions.
See accompanying Notes, which are an integral part of the Financial Statements.
25

ESG U.S. Stock ETF
Statement of Changes in Net Assets

	Year Ended August 31,	September 18, 2018[1] to August 31,
	2020	2019
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	17,157	4,244
Realized Net Gain (Loss)	(16,325)	(2,051)
Change in Unrealized Appreciation (Depreciation)	366,944	30,085
Net Increase (Decrease) in Net Assets Resulting from Operations	367,776	32,278
Distributions[2]
Total Distributions	(14,177)	(2,448)
Capital Share Transactions
Issued	1,046,350	564,704
Issued in Lieu of Cash Distributions	—	—
Redeemed	(20,140)	—
Net Increase (Decrease) from Capital Share Transactions	1,026,210	564,704
Total Increase (Decrease)	1,379,809	594,534
Net Assets
Beginning of Period	594,534	—
End of Period	1,974,343	594,534
1	Inception.
2	Certain prior period numbers have been reclassed to conform with current period presentation.
See accompanying Notes, which are an integral part of the Financial Statements.
26

ESG U.S. Stock ETF
Financial Highlights
	Year Ended August 31, 2020	September 18, 2018[1] to August 31, 2019
For a Share Outstanding Throughout Each Period
Net Asset Value, Beginning of Period	$51.25	$50.00
Investment Operations
Net Investment Income[2]	.846	.792
Net Realized and Unrealized Gain (Loss) on Investments	13.146	.868
Total from Investment Operations	13.992	1.660
Distributions
Dividends from Net Investment Income	(.772)	(.410)
Distributions from Realized Capital Gains	—	—
Total Distributions	(.772)	(.410)
Net Asset Value, End of Period	$64.47	$51.25
Total Return	27.60%	3.40%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,974	$595
Ratio of Total Expenses to Average Net Assets	0.12%	0.12%[3]
Ratio of Net Investment Income to Average Net Assets	1.54%	1.67%[3]
Portfolio Turnover Rate	6%	6%
1	Inception.
2	Calculated based on average shares outstanding.
3	Annualized.
See accompanying Notes, which are an integral part of the Financial Statements.
27

ESG U.S. Stock ETF
Notes to Financial Statements
Vanguard ESG U.S. Stock ETF is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. ETF Shares are listed for trading on Cboe BZX Exchange; they can be purchased and sold through a broker. Market disruptions associated with the COVID-19 pandemic have had a global impact, and uncertainty exists as to the long-term implications. Such disruptions can adversely affect assets of the fund and thus fund performance.
A.  The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund's pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value.
2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.
During the year ended August 31, 2020, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.
3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is
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ESG U.S. Stock ETF
generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Collateral investments in Vanguard Market Liquidity Fund are subject to market appreciation or depreciation. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.
6. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes, subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate (or an acceptable alternate rate, if necessary), federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread, except that borrowings under the uncommitted credit facility may bear interest based upon an alternative rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and
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ESG U.S. Stock ETF
borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended August 31, 2020, the fund did not utilize the credit facilities or the Interfund Lending Program.
7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
B.   In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2020, the fund had contributed to Vanguard capital in the amount of $76,000, representing less than 0.01% of the fund’s net assets and 0.03% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.
C.  The fund’s custodian bank has agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended August 31, 2020, custodian fee offset arrangements reduced the fund’s expenses by $14,000 (an annual rate of less than 0.01% of average net assets).
D.  Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.
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ESG U.S. Stock ETF
The following table summarizes the market value of the fund's investments and derivatives as of August 31, 2020, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
Common Stocks	1,970,890	—	1	1,970,891
Temporary Cash Investments	1,828	—	—	1,828
Total	1,972,718	—	1	1,972,719

Derivative Financial Instruments
Liabilities
Futures Contracts[1]	4	—	—	4
1	Represents variation margin on the last day of the reporting period.
E.  Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for in-kind redemptions and passive foreign investment companies were reclassified between the following accounts:
Amount ($000)
Paid-in Capital	5,026
Total Distributable Earnings (Loss)	(5,026)
Temporary differences between book-basis and tax-basis components of total distributable earnings (losses) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales; the recognition of unrealized gains or losses from certain derivative contracts; and the classification of securities for tax purposes. As of period end, the tax-basis components of total distributable earnings (losses) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	4,781
Undistributed Long-Term Gains	—
Capital Loss Carryforwards	(21,769)
Qualified Late-Year Losses	—
Net Unrealized Gains (Losses)	395,391
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ESG U.S. Stock ETF
The tax character of distributions paid was as follows:
	Year Ended August 31, 2020	Period Ended August 31, 2019
	Amount ($000)	Amount ($000)
Ordinary Income*	14,177	2,448
Long-Term Capital Gains	—	—
Total	14,177	2,448
*	Includes short-term capital gains, if any.
As of August 31, 2020, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	1,577,328
Gross Unrealized Appreciation	454,928
Gross Unrealized Depreciation	(59,537)
Net Unrealized Appreciation (Depreciation)	395,391
F.  During the year ended August 31, 2020, the fund purchased $1,113,727,000 of investment securities and sold $86,172,000 of investment securities, other than temporary cash investments. Purchases and sales include $856,802,000 and $18,717,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.
The fund purchased securities from and sold securities to other Vanguard funds or accounts managed by Vanguard or its affiliates, in accordance with procedures adopted by the board of trustees in compliance with Rule 17a-7 of the Investment Company Act of 1940. For the year ended August 31, 2020, such purchases and sales were $25,209,000 and $9,131,000, respectively; these amounts, other than temporary cash investments, are included in the purchases and sales of investment securities noted above.
G.  Capital shares issued and redeemed were:
	Year Ended August 31, 2020	September 18, 2018[1] to August 31, 2019
	Shares (000)	Shares (000)
Issued	19,400	11,600
Issued in Lieu of Cash Distributions	—	—
Redeemed	(375)	—
Net Increase (Decrease) in Shares Outstanding	19,025	11,600
1	Inception.
H.  Management has determined that no events or transactions occurred subsequent to August 31, 2020, that would require recognition or disclosure in these financial statements.
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Report of Independent Registered
Public Accounting Firm
To the Board of Trustees of Vanguard World Fund and Shareholders of Vanguard ESG U.S .Stock ETF
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Vanguard ESG U.S. Stock ETF (one of the funds constituting Vanguard World Fund, referred to hereafter as the "Fund”) as of August 31, 2020, the related statement of operations for the year ended August 31, 2020 and the statement of changes in net assets and the financial highlights for the year ended August 31, 2020 and for the period September 18, 2018 (inception) through August 31, 2019, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2020, the results of its operations for the year ended August 31, 2020, and the changes in its net assets and the financial highlights for the year ended August 31, 2020 and for the period September 18, 2018 (inception) through August 31, 2019 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2020 by correspondence with the custodian and brokers and by agreement to the underlying ownership records of the transfer agent; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
October 19, 2020
We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.
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Special 2020 tax information (unaudited) for Vanguard ESG U.S. Stock ETF
This information for the fiscal year ended August 31, 2020, is included pursuant to provisions of the Internal Revenue Code.
The fund distributed $13,691,000 of qualified dividend income to shareholders during the fiscal year.
The fund distributed $228,000 of qualified business income to shareholders during the fiscal year.
For corporate shareholders, 94.3% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.
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Trustees Approve Advisory Arrangements
The board of trustees of Vanguard ESG U.S. Stock ETF has renewed the fund’s investment advisory arrangement with The Vanguard Group, Inc. (Vanguard), through its Equity Index Group. The board determined that continuing the fund’s internalized management structure was in the best interests of the fund and its shareholders.
The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. This evaluation included information provided to the board by Vanguard’s Portfolio Review Department, which is responsible for fund and advisor oversight and product management. The Portfolio Review Department met regularly with the advisor and made monthly presentations to the board during the fiscal year that directed the board’s focus to relevant information and topics.
The board, or an investment committee made up of board members, also received information throughout the year during advisor presentations. For each advisor presentation, the board was provided with letters and reports that included information about, among other things, the advisory firm and the advisor’s assessment of the investment environment, portfolio performance, and portfolio characteristics.
In addition, the board received monthly reports, which included a Market and Economic Report, a Fund Dashboard Monthly Summary, and a Fund Performance Report.
Prior to their meeting, the trustees were provided with a memo and materials that summarized the information they received over the course of the year. They also considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangements. Rather, it was the totality of the circumstances that drove the board’s decision.
Nature, extent, and quality of services
The board considered the quality of the investment management services provided to the fund since its inception in 2018 and took into account the organizational depth and stability of the advisor. The board considered that Vanguard has been managing investments for more than four decades. The Equity Index Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.
The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.
Investment performance
The board considered the fund’s performance since its inception, including any periods of outperformance or underperformance compared with its target index and peer group. The board concluded that the performance was such that the advisory arrangement should continue.
Cost
The board concluded that the fund’s estimated expense ratio for the current fiscal year was well below the average expense ratio charged by funds in its peer group and that the fund’s estimated advisory expenses for the current fiscal year were also well below the peer-group average.
35

The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees.
The benefit of economies of scale
The board concluded that the fund’s arrangement with Vanguard ensures that the fund will realize economies of scale as it grows, with the cost to shareholders declining as fund assets increase.
The board will consider whether to renew the advisory arrangement again after a one-year period.
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Liquidity Risk Management
Vanguard funds (except for the money market funds) have adopted and implemented a written liquidity risk management program (the “Program”) as required by Rule 22e-4 under the Investment Company Act of 1940. Rule 22e-4 requires that each fund adopt a program that is reasonably designed to assess and manage the fund’s liquidity risk, which is the risk that the fund could not meet redemption requests without significant dilution of remaining investors’ interests in the fund.
Assessment and management of a fund’s liquidity risk under the Program take into consideration certain factors, such as the fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions, its short- and long-term cash-flow projections during both normal and reasonably foreseeable stressed conditions, and its cash and cash-equivalent holdings and access to other funding sources. As required by the rule, the Program includes policies and procedures for classification of fund portfolio holdings in four liquidity categories, maintaining certain levels of highly liquid investments, and limiting holdings of illiquid investments.
The board of trustees of Vanguard World Fund approved the appointment of liquidity risk management program administrators responsible for administering Vanguard ESG U.S. Stock ETF’s Program and for carrying out the specific responsibilities set forth in the Program, including reporting to the board on at least an annual basis regarding the Program’s operation, its adequacy, and the effectiveness of its implementation for the past year (the “Program Administrator Report”). The board has reviewed the Program Administrator Report covering the period from December 1, 2018, through December 31, 2019 (the “Review Period”). The Program Administrator Report stated that during the Review Period the Program operated and was implemented effectively to manage the fund’s liquidity risk.
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London Stock Exchange Group companies include FTSE International Limited (“FTSE”), Frank Russell Company (“Russell”), MTS Next Limited (“MTS”), and FTSE TMX Global Debt Capital Markets Inc. (“FTSE TMX”). All rights reserved. “FTSE®”, “Russell®”, “MTS®”, “FTSE TMX®” and “FTSE Russell” and other service marks and trademarks related to the FTSE or Russell indexes are trademarks of the London Stock Exchange Group companies and are used by FTSE, MTS, FTSE TMX and Russell under license. All information is provided for information purposes only. Every effort is made to ensure that all information given in this publication is accurate, but no responsibility or liability can be accepted by the London Stock Exchange Group companies nor its licensors for any errors or for any loss from use of this publication. Neither the London Stock Exchange Group companies nor any of their licensors make any claim, prediction, warranty or representation whatsoever, expressly or impliedly, either as to the results to be obtained from the use of the Indices or the fitness or suitability of the Indices for any particular purpose to which they might be put. The London Stock Exchange Group companies do not provide investment advice and nothing in this document should be taken as constituting financial or investment advice. The London Stock Exchange Group companies make no representation regarding the advisability of investing in any asset. A decision to invest in any such asset should not be made in reliance on any information herein. Indexes cannot be invested in directly. Inclusion of an asset in an index is not a recommendation to buy, sell or hold that asset. The general information contained in this publication should not be acted upon without obtaining specific legal, tax, and investment advice from a licensed professional. No part of this information may be reproduced, stored in a retrieval system or transmitted in any form or by any means, electronic, mechanical, photocopying, recording or otherwise, without prior written permission of the London Stock Exchange Group companies. Distribution of the London Stock Exchange Group companies’ index values and the use of their indexes to create financial products require a license with FTSE, FTSE TMX, MTS and/or Russell and/or its licensors.
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The People Who Govern Your Fund
The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.
A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 212 Vanguard funds.
Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.
Interested Trustee1
Mortimer J. Buckley
Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (2018–present) of Vanguard; chief executive officer, president, and trustee (2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Chairman of the board (2011–2017) and trustee (2009–2017) of the Children’s Hospital of Philadelphia; and trustee (2018–present) and vice chair (2019–present) of The Shipley School.
Independent Trustees
Emerson U. Fullwood
Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, andWorldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Director of SPX FLOW, Inc. (multi-industry manufacturing). Director of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, and Roberts Wesleyan College. Trustee of the University of Rochester.
Amy Gutmann
Born in 1949. Trustee since June 2006. Principal occupation(s) during the past five years and other experience: president (2004–present) of the University of Pennsylvania. Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and professor of communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania.

1 Mr. Buckley is considered “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

F. Joseph Loughrey
Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services) and the Lumina Foundation. Director of the V Foundation. Member of the advisory council for the College of Arts and Letters and chair of the advisory board to the Kellogg Institute for International Studies, both at the University of Notre Dame.
Mark Loughridge
Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.
Scott C. Malpass
Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (retired June 2020) and vice president (retired June 2020) of the University of Notre Dame. Assistant professor of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee (retired June 2020). Member of the board of Catholic Investment Services, Inc. (investment advisors) and the board of superintendence of the Institute for the Works of Religion.
Deanna Mulligan
Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chief executive officer (2011–present) of The Guardian Life Insurance Company of America. President (2010–2019), chief operating officer (2010–2011), and executive vice president (2008–2010) of Individual Life and Disability of The Guardian Life Insurance Company of America. Member of the board of The Guardian Life Insurance Company of America, the American Council of Life Insurers, and the Economic Club of New York. Trustee of the Partnership for New York City (business leadership), Chief Executives for Corporate Purpose, NewYork-Presbyterian Hospital, Catalyst, and the Bruce Museum (arts and science). Member of the Advisory Council for the Stanford Graduate School of Business.
André F. Perold
Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies (private investment firm). Member of the board of advisors and member of the investment committee of the Museum of Fine Arts Boston. Member of the board (2018–present) of RIT Capital Partners (investment firm). Member of the investment committee of Partners Health Care System.
Sarah Bloom Raskin
Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Member of the board of directors (2012–2014) of Neighborhood Reinvestment Corporation. Director (2017–present) of i(x) Investments, LLC; director (2017–present) of Reserve Trust. Rubenstein Fellow (2017–present) of Duke University; trustee (2017–present) of Amherst College, and trustee (2019–present) of the Folger Shakespeare Library.

Peter F. Volanakis
Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Chairman of the board of trustees of Colby-Sawyer College. Member of the board of Hypertherm Inc. (industrial cutting systems, software, and consumables).
Executive Officers
John Bendl
Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2019–present) of each of the investment companies served by Vanguard. Chief accounting officer, treasurer, and controller of Vanguard (2017–present). Partner (2003–2016) at KPMG (audit, tax, and advisory services).
Glenn Booraem
Born in 1967. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (2017–present), treasurer (2015–2017), controller (2010–2015), and assistant controller (2001–2010) of each of the investment companies served by Vanguard.
Christine M. Buchanan
Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).
David Cermak
Born in 1960. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (2019–present) of each of the investment companies served by Vanguard. Managing director and head (2017–present) of Vanguard Investments Singapore. Managing director and head (2017–2019) of Vanguard Investments Hong Kong. Representative director and head (2014–2017) of Vanguard Investments Japan.
Thomas J. Higgins
Born in 1957. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (2019–present), chief financial officer (2008–2019), and treasurer (1998–2008) of each of the investment companies served by Vanguard.
Peter Mahoney
Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.
Anne E. Robinson
Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express.
Michael Rollings
Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.
John E. Schadl
Born in 1972. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2019–present) of Vanguard and of each of the investment companies served by Vanguard. Assistant vice president (2019–present) of Vanguard Marketing Corporation.
Vanguard Senior Management Team
Joseph Brennan	Chris D. McIsaac
Mortimer J. Buckley	James M. Norris
Gregory Davis	Thomas M. Rampulla
John James	Karin A. Risi
Martha G. King	Anne E. Robinson
John T. Marcante	Michael Rollings

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© 2020 The Vanguard Group, Inc.
All rights reserved.
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Q43930 102020

Annual Report  |  August 31, 2020
Vanguard ESG International Stock ETF
See the inside front cover for important information about access to your fund’s annual and semiannual shareholder reports.

Important information about access to shareholder reports
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of your fund’s annual and semiannual shareholder reports will no longer be sent to you by mail, unless you specifically request them. Instead, you will be notified by mail each time a report is posted on the website and will be provided with a link to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and do not need to take any action. You may elect to receive shareholder reports and other communications from the fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you invest directly with the fund, by calling Vanguard at one of the phone numbers on the back cover of this report or by logging on to vanguard.com.
You may elect to receive paper copies of all future shareholder reports free of charge. If you invest through a financial intermediary, you can contact the intermediary to request that you continue to receive paper copies. If you invest directly with the fund, you can call Vanguard at one of the phone numbers on the back cover of this report or log on to vanguard.com. Your election to receive paper copies will apply to all the funds you hold through an intermediary or directly with Vanguard.
Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Performance at a Glance
•	Vanguard ESG International Stock ETF returned 11.23% for the 12 months ended August 31, 2020, roughly in line with the expense-free 11.55% return of its benchmark index.
•	A number of stock market indexes around the world climbed to record highs in February and then plummeted as the spread of the coronavirus beyond China led to lockdowns, the shuttering of nonessential businesses, and travel restrictions in many countries. However, the unprecedented scale of the response from policymakers, the start of trials for vaccines and treatments, and the easing of some pandemic-related restrictions helped lift investor sentiment.
•	U.S. stocks rebounded more strongly than both developed markets outside the United States and emerging markets.
•	For the fund’s benchmark, industry sector performances varied greatly over the 12 months. Technology turned in a stellar performance of more than 40%. Financials and telecommunications lagged, with returns in the red.
•	Although there wasn’t a wide divergence by region, emerging markets produced the best regional performance for the period, in part because of strong results from China and Taiwan. Singapore, Australia, and Hong Kong detracted from the Pacific region’s performance.
Market Barometer
	Average Annual Total Returns Periods Ended August 31, 2020
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	22.50%	14.58%	14.31%
Russell 2000 Index (Small-caps)	6.02	5.03	7.65
Russell 3000 Index (Broad U.S. market)	21.44	13.95	13.86
FTSE All-World ex US Index (International)	8.78	2.92	6.00
Bonds
Bloomberg Barclays U.S. Aggregate Bond Index (Broad taxable market)	6.47%	5.09%	4.33%
Bloomberg Barclays Municipal Bond Index (Broad tax-exempt market)	3.24	4.09	3.99
FTSE Three-Month U.S. Treasury Bill Index	1.18	1.67	1.15
CPI
Consumer Price Index	1.31%	1.92%	1.75%
1

About Your Fund’s Expenses
As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.
A fund‘s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.
The accompanying table illustrates your fund’s costs in two ways:
•	Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.
To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“
•	Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.
Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”
The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.
You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.
2

Six Months Ended August 31, 2020
ESG International Stock ETF	Beginning Account Value 2/29/2020	Ending Account Value 8/31/2020	Expenses Paid During Period
Based on Actual Fund Return	1,000.00	1,085.70	0.79
Based on Hypothetical 5% Yearly Return	1,000.00	1,024.38	0.76
The calculations are based on expenses incurred in the most recent six-month period. The fund's annualized six-month expense ratio for that period is 0.15%. The dollar amounts shown as ”Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/366).
3

ESG International Stock ETF
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
Cumulative Performance: September 18, 2018, Through August 31, 2020
Initial Investment of $10,000
		Average Annual Total Returns Periods Ended August 31, 2020
	One Year	Since Inception (9/18/2018)	Final Value of a $10,000 Investment
ESG International Stock ETF Net Asset Value	11.23%	4.32%	$10,861
ESG International Stock ETF Market Price	10.96	4.39	10,875
FTSE Global All Cap ex US Choice Index	11.55	4.57	10,911
FTSE Global All Cap ex US Index	8.85	2.91	10,576
“Since Inception” performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.
See Financial Highlights for dividend and capital gains information.
4

ESG International Stock ETF
Cumulative Returns of ETF Shares: September 18, 2018, Through August 31, 2020
	One Year	Since Inception (9/18/2018)
ESG International Stock ETF Market Price	10.96%	8.75%
ESG International Stock ETF Net Asset Value	11.23	8.61
FTSE Global All Cap ex US Choice Index	11.55	9.11
"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.
The market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares' market prices have compared with their net asset value, visit vanguard.com, select your ETF, and then select the Price and Performance tab. The ETF premium/discount analysis there shows the percentages of days on which the ETF Shares' market price was above or below the NAV.
5

ESG International Stock ETF
Fund Allocation
As of August 31, 2020
Basic Materials	5.9%
Consumer Goods	14.0
Consumer Services	11.5
Financials	25.0
Health Care	11.2
Industrials	12.2
Oil & Gas	0.3
Technology	14.3
Telecommunications	3.8
Utilities	1.8
The table reflects the fund’s investments, except for short-term investments and derivatives. Sector categories are based on the Industry Classification Benchmark (“ICB”), except for the “Other” category (if applicable), which includes securities that have not been provided an ICB classification as of the effective reporting period.
The fund may invest in derivatives (such as futures and swap contracts) for various reasons, including, but not limited to, attempting to remain fully invested and tracking its target index as closely as possible.
The Industry Classification Benchmark (“ICB”) is owned by FTSE. FTSE does not accept any liability to any person for any loss or damage arising out of any error or omission in the ICB.
6

ESG International Stock ETF
Financial Statements
Schedule of Investments
As of August 31, 2020
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value• ($000)
Common Stocks (99.5%)
Australia (4.6%)
	CSL Ltd.	28,403	5,960
	Commonwealth Bank of Australia	109,810	5,519
	Westpac Banking Corp.	223,621	2,856
	National Australia Bank Ltd.	196,481	2,587
	Australia & New Zealand Banking Group Ltd.	174,467	2,351
	Macquarie Group Ltd.	19,018	1,788
	Goodman Group	124,110	1,671
	Transurban Group	165,732	1,639
	Fortescue Metals Group Ltd.	105,692	1,351
	Newcrest Mining Ltd.	52,433	1,235
	Amcor plc	96,945	1,081
	ASX Ltd.	15,421	993
	Brambles Ltd.	111,280	908
	Sonic Healthcare Ltd.	38,014	897
*	Afterpay Ltd.	13,041	880
	QBE Insurance Group Ltd.	111,291	861
	James Hardie Industries plc	35,572	807
	Ramsay Health Care Ltd.	14,623	702
	Cochlear Ltd.	4,839	684
	Telstra Corp. Ltd.	288,860	614
	Suncorp Group Ltd.	88,560	606
	Dexus	92,194	600
	Scentre Group	357,031	594
	SEEK Ltd.	38,196	580
	Insurance Australia Group Ltd.	162,502	569
	Orica Ltd.	44,064	563
	Northern Star Resources Ltd.	48,795	492
	Medibank Pvt Ltd.	242,557	488
	GPT Group	170,560	481
	Computershare Ltd.	46,800	458
	Lendlease Corp. Ltd.	53,611	458
	Sydney Airport	106,884	449
	BlueScope Steel Ltd.	47,492	444
		Shares	Market Value• ($000)
	Stockland	148,852	434
	Incitec Pivot Ltd.	269,500	418
*	Xero Ltd.	5,246	390
	Vicinity Centres	342,085	365
	Mirvac Group	222,160	345
	Alumina Ltd.	289,919	335
	Magellan Financial Group Ltd.	7,629	333
*	AMP Ltd.	292,384	330
	OZ Minerals Ltd.	30,511	328
	Aurizon Holdings Ltd.	101,718	325
	Bendigo & Adelaide Bank Ltd.	66,188	319
	Boral Ltd.	106,974	316
	Bank of Queensland Ltd.	64,731	292
	Downer EDI Ltd.	87,370	289
*	Saracen Mineral Holdings Ltd.	73,556	283
	Orora Ltd.	157,022	259
	Evolution Mining Ltd.	61,956	253
	Atlas Arteria Ltd.	50,478	242
	JB Hi-Fi Ltd.	6,057	223
*	NEXTDC Ltd.	24,854	223
	Charter Hall Group	23,452	216
	Domino's Pizza Enterprises Ltd.	3,218	191
	Ansell Ltd.	5,876	167
	Challenger Ltd.	52,587	158
	REA Group Ltd.	1,745	147
	Appen Ltd.	5,680	145
	Metcash Ltd.	65,541	141
	ALS Ltd.	21,740	139
	Breville Group Ltd.	6,626	132
	Qube Holdings Ltd.	64,402	130
	nib holdings Ltd.	38,009	129
	Altium Ltd.	4,653	125
*	Zip Co. Ltd.	17,507	118
	Steadfast Group Ltd.	42,779	113
	Iluka Resources Ltd.	14,670	109
	Cleanaway Waste Management Ltd.	56,397	107
	St. Barbara Ltd.	41,818	106
7

ESG International Stock ETF
		Shares	Market Value• ($000)
	IDP Education Ltd.	7,091	105
	AusNet Services	78,429	105
*	Mesoblast Ltd.	26,194	102
	Mineral Resources Ltd.	4,763	102
	Reliance Worldwide Corp. Ltd.	34,103	96
	Domain Holdings Australia Ltd.	34,966	96
	WiseTech Global Ltd.	4,414	92
	Qantas Airways Ltd.	31,471	91
*	United Malt Grp Ltd.	31,690	91
*	TPG Telecom Ltd.	14,611	89
	Regis Resources Ltd.	22,666	88
	carsales.com Ltd.	5,175	79
	CIMIC Group Ltd.	5,063	79
*	Megaport Ltd.	6,095	76
	Bapcor Ltd.	14,467	74
	IGO Ltd.	22,032	72
	Flight Centre Travel Group Ltd.	7,310	71
*	Perseus Mining Ltd.	66,708	71
	National Storage REIT	50,824	71
	Shopping Centres Australasia Property Group	40,478	67
	Eagers Automotive Ltd.	10,159	67
*	Vocus Group Ltd.	26,521	65
	Nine Entertainment Co. Holdings Ltd.	52,381	64
[1]	IOOF Holdings Ltd.	18,178	63
	Healius Ltd.	25,476	62
	GDI Property Group	76,620	61
	Ramelius Resources Ltd.	39,283	60
	Cromwell Property Group	87,056	58
	Premier Investments Ltd.	4,095	57
	Link Administration Holdings Ltd.	19,153	57
*	Gold Road Resources Ltd.	48,819	56
	Super Retail Group Ltd.	6,758	53
*	Lynas Corp. Ltd.	27,555	49
	Collins Foods Ltd.	5,870	45
	Pendal Group Ltd.	10,644	45
	CSR Ltd.	16,151	44
	Credit Corp. Group Ltd.	3,178	44
	Corporate Travel Management Ltd.	3,590	42
	InvoCare Ltd.	5,597	41
*	Champion Iron Ltd.	18,328	41
	AUB Group Ltd.	3,556	41
*	Resolute Mining Ltd.	48,975	40
	Perpetual Ltd.	1,744	40
*	nearmap Ltd.	17,505	40
	Perenti Global Ltd.	44,483	39
	Webjet Ltd.	13,692	38
	Elders Ltd.	5,001	37
		Shares	Market Value• ($000)
	Harvey Norman Holdings Ltd.	11,121	36
	Ingenia Communities Group	10,518	36
	Costa Group Holdings Ltd.	13,659	35
	MyState Ltd.	11,946	35
	Adbri Ltd.	18,110	34
*	GrainCorp Ltd. Class A	10,221	32
*	Nufarm Ltd.	10,332	31
	Omni Bridgeway Ltd.	9,325	31
	NRW Holdings Ltd.	18,524	30
*	PolyNovo Ltd.	18,603	30
*	EML Payments Ltd.	11,481	29
	Data#3 Ltd.	6,045	28
	IRESS Ltd.	3,425	27
*	Nanosonics Ltd.	6,179	27
	Codan Ltd.	3,471	27
	Bega Cheese Ltd.	6,696	26
	oOh!media Ltd.	33,518	26
	Arena REIT	13,290	25
	Netwealth Group Ltd.	2,459	25
*	Westgold Resources Ltd.	15,645	25
	G8 Education Ltd.	31,289	24
	ARB Corp. Ltd.	1,254	24
*	Pilbara Minerals Ltd.	90,001	23
*	Starpharma Holdings Ltd.	19,552	22
	Bingo Industries Ltd.	13,363	22
	GUD Holdings Ltd.	2,503	21
	Sigma Healthcare Ltd.	41,235	21
	Aurelia Metals Ltd.	53,779	21
	Blackmores Ltd.	424	20
	Technology One Ltd.	3,371	20
	Monadelphous Group Ltd.	2,354	20
	Sims Ltd.	3,306	20
	Pro Medicus Ltd.	946	18
	Sandfire Resources Ltd.	5,249	18
*	Mayne Pharma Group Ltd.	73,358	18
*	Orocobre Ltd.	9,541	18
	IPH Ltd.	3,562	18
*	Eclipx Group Ltd.	16,401	18
	Vita Group Ltd.	18,632	16
	HUB24 Ltd.	1,345	16
	Aventus Group	9,152	16
	Abacus Property Group	7,284	15
	Jupiter Mines Ltd.	74,019	15
*	Bubs Australia Ltd.	22,302	15
	SeaLink Travel Group Ltd.	4,015	14
	Asaleo Care Ltd.	17,354	14
	Centuria Capital Group	9,333	14
*	Australian Agricultural Co. Ltd.	16,440	13
	Platinum Asset Management Ltd.	4,754	13
	HT&E Ltd.	13,045	13
*	Avita Therapeutics Inc.	2,425	13
	Bravura Solutions Ltd.	4,686	13

8

ESG International Stock ETF
		Shares	Market Value• ($000)
	Macmahon Holdings Ltd.	69,732	13
	Clinuvel Pharmaceuticals Ltd.	794	12
	BWX Ltd.	3,321	12
	Select Harvests Ltd.	2,684	11
[1]	Freedom Foods Group Ltd.	4,398	10
	Mount Gibson Iron Ltd.	15,479	9
	Southern Cross Media Group Ltd.	72,749	9
*	Dacian Gold Ltd.	28,853	7
	Genworth Mortgage Insurance Australia Ltd.	6,053	7
	Accent Group Ltd.	4,783	6
	Western Areas Ltd.	3,185	5
	Service Stream Ltd.	3,335	5
	GWA Group Ltd.	2,234	4
	McMillan Shakespeare Ltd.	588	4
*	Pact Group Holdings Ltd.	2,475	4
	Lovisa Holdings Ltd.	728	4
	FlexiGroup Ltd. (XASX)	3,882	3
*	Myer Holdings Ltd.	14,953	3
	Decmil Group Ltd.	68,190	2
*	Emeco Holdings Ltd. (XASX)	3,820	2
*	Syrah Resources Ltd.	7,019	2
*	Tuas Ltd.	6,005	2
*	FlexiGroup Ltd.	1,213	1
*	Emeco Holdings Ltd.	1,819	1
*,1	SpeedCast International Ltd.	2,489	—
			55,206
Austria (0.2%)
*	Erste Group Bank AG	24,869	604
	Raiffeisen Bank International AG	20,416	365
*	Verbund AG	3,733	200
*	Wienerberger AG	5,337	144
*	ANDRITZ AG	3,805	127
*,2	BAWAG Group AG	3,351	126
*	CA Immobilien Anlagen AG	3,326	104
*	IMMOFINANZ AG	4,293	71
*	Oesterreichische Post AG	888	30
*	Lenzing AG	567	29
*	UNIQA Insurance Group AG	4,150	28
*	Telekom Austria AG Class A	3,162	23
*	Vienna Insurance Group AG Wiener Versicherung Gruppe	905	22
	Strabag SE	534	16
*	Zumtobel Group AG	1,379	11
	Porr AG	657	9
		Shares	Market Value• ($000)
	DO & CO AG	177	8
	Kapsch TrafficCom AG	473	8
			1,925
Belgium (0.6%)
	KBC Group NV	18,362	1,049
	UCB SA	8,361	992
*	Argenx SE	2,884	668
*	Ageas SA/NV	14,043	585
	Groupe Bruxelles Lambert SA	5,493	507
	Solvay SA Class A	5,496	473
	Ackermans & van Haaren NV	3,102	440
	KBC Ancora	9,128	332
	Proximus SADP	12,326	243
	Sofina SA	679	203
	Elia Group SA/NV	1,814	195
	Colruyt SA	2,869	181
	Cofinimmo SA	1,010	148
	Aedifica SA	1,116	131
	Euronav NV	8,722	79
	Telenet Group Holding NV	1,974	77
	Montea C.V.A	558	66
	Barco NV	2,559	54
	Ontex Group NV	3,969	53
	Fagron	2,283	52
	Gimv NV	870	49
	D'ieteren SA/NV	712	46
	Melexis NV	489	39
	bpost SA	3,487	35
*	Retail Estates NV	370	26
	Bekaert SA	956	19
*	AGFA-Gevaert NV	3,906	16
*	Kinepolis Group NV	303	12
	Befimmo SA	223	11
*	Tessenderlo Group SA	292	11
	Econocom Group SA/NV	3,447	10
*	Wereldhave Belgium Comm VA	164	9
*	Mithra Pharmaceuticals SA	173	4
*	Ion Beam Applications	151	2
			6,817
Brazil (1.3%)
	B3 SA - Brasil Bolsa Balcao	128,854	1,383
	Itau Unibanco Holding SA Preference Shares	249,978	1,075
	Banco Bradesco SA Preference Shares	263,859	999
*	Magazine Luiza SA	40,559	690
	WEG SA	46,331	546
	Itausa SA Preference Shares	278,900	480
*	Natura & Co. Holding SA	46,835	422

9

ESG International Stock ETF
		Shares	Market Value• ($000)
	Lojas Renner SA	49,720	394
	Notre Dame Intermedica Participacoes SA	28,607	387
*	Suzano SA	37,164	341
	Itau Unibanco Holding SA	80,500	331
*	Banco do Brasil SA	53,204	317
*	Rumo SA	76,079	314
*	Lojas Americanas SA	59,835	299
*	Localiza Rent a Car SA	33,521	295
	Raia Drogasil SA	13,644	268
*	B2W Cia Digital	12,913	264
*	Equatorial Energia SA	54,400	230
*	Via Varejo SA	58,627	219
	Gerdau SA Preference Shares	62,200	217
	BB Seguridade Participacoes SA	40,900	197
	Banco Bradesco SA	56,112	195
*	Cia de Saneamento Basico do Estado de Sao Paulo	21,130	184
	Telefonica Brasil SA Preference Shares	19,600	171
	CCR SA	69,358	169
	TOTVS SA	28,841	152
	Klabin SA	32,400	152
*	Sul America SA	19,000	150
	BR Malls Participacoes SA	87,300	148
*	Lojas Americanas SA Preference Shares	24,748	146
*	TIM Participacoes SA	55,300	145
*	Hypera SA	24,700	143
*	BRF SA	37,884	135
	Cogna Educacao	125,930	131
	Cia Brasileira de Distribuicao	10,600	123
*	Cia Energetica de Minas Gerais	59,777	115
	Energisa SA	13,400	106
	Cia Siderurgica Nacional SA	37,334	104
*	Bradespar SA Preference Shares	13,000	104
	Banco Santander Brasil SA	19,332	100
	YDUQS Participacoes SA	17,800	88
*	Marfrig Global Foods SA	24,805	81
*	Atacadao SA	21,900	78
	Alpargatas SA Preference Shares	10,500	71
*	Banco Inter SA	19,441	71
	Cyrela Brazil Realty SA Empreendimentos e Participacoes	16,000	70
	Qualicorp Consultoria e Corretora de Seguros SA	12,100	69
		Shares	Market Value• ($000)
	Transmissora Alianca de Energia Eletrica SA	13,200	68
*	Azul SA Preference Shares	16,463	67
*	IRB Brasil Resseguros SA (BVMF)	50,942	66
	Engie Brasil Energia SA	8,100	63
	Metalurgica Gerdau SA Preference Shares	37,500	60
	EDP - Energias do Brasil SA	17,600	60
*	Cia Energetica de Minas Gerais Preference Shares	30,609	59
	Cia Energetica de Sao Paulo Preference Shares Class B	10,500	58
	Linx SA	8,700	56
*	Multiplan Empreendimentos Imobiliarios SA	14,300	54
*	Light SA	19,100	53
	Alupar Investimento SA	12,500	53
	Porto Seguro SA	5,200	50
	Sao Martinho SA	11,300	50
	MRV Engenharia e Participacoes SA	15,100	50
	Cielo SA	59,800	50
	Telefonica Brasil SA	5,700	50
*	Duratex SA	16,900	49
*	Omega Geracao SA	6,300	47
	Fleury SA	9,600	46
	AES Tiete Energia SA	16,947	46
	Braskem SA Preference Shares Class A	11,700	45
*	CPFL Energia SA	8,500	45
*	Cia Paranaense de Energia Preference Shares Class B	3,800	43
*	M Dias Branco SA	6,600	43
*	BK Brasil Operacao e Assessoria a Restaurantes SA	20,200	41
	Cia de Transmissao de Energia Eletrica Paulista Preference Shares	10,200	40
	Santos Brasil Participacoes SA	41,200	39
	Banco do Estado do Rio Grande do Sul SA Preference Shares Class B	15,700	38
*	Neoenergia SA	11,200	38
*	Cia de Saneamento do Parana	7,500	37
*	Camil Alimentos SA	16,000	37

10

ESG International Stock ETF
		Shares	Market Value• ($000)
*	Cia de Saneamento do Parana Preference Shares	37,400	36
	SLC Agricola SA	7,800	36
	Ez Tec Empreendimentos e Participacoes SA	5,100	36
	Banco Pan SA Preference Shares	23,300	36
	Usinas Siderurgicas de Minas Gerais SA Usiminas Preference Shares Class A	18,900	35
	Grendene SA	25,000	35
	LOG Commercial Properties e Participacoes SA	6,167	35
	Odontoprev SA	14,600	34
*	Minerva SA	13,907	33
*	Anima Holding SA	6,000	33
*	Cosan Logistica SA	8,400	33
*	Movida Participacoes SA	9,900	29
	JHSF Participacoes SA	22,500	29
*	Cia Paranaense de Energia	2,500	28
	Cia Hering	8,400	28
	Construtora Tenda SA	5,000	28
	Arezzo Industria e Comercio SA	2,700	28
*	Gol Linhas Aereas Inteligentes SA Preference Shares	8,181	27
	Direcional Engenharia SA	10,100	27
*	Randon SA Implementos e Participacoes Preference Shares	13,200	26
*	Grupo SBF SA	4,700	26
*	Guararapes Confeccoes SA	7,800	25
*	Mahle-Metal Leve SA	8,100	25
*	Cia de Saneamento de Minas Gerais-COPASA	2,900	25
	Wiz Solucoes e Corretagem de Seguros SA	12,700	25
	Iguatemi Empresa de Shopping Centers SA	4,000	24
	Even Construtora e Incorporadora SA	10,200	24
*	EcoRodovias Infraestrutura e Logistica SA	10,300	24
*	IRB Brasil Resseguros SA	17,065	22
*	Tupy SA	6,700	21
	JSL SA	3,700	21
	Instituto Hermes Pardini SA	4,200	20
*,2	Banco Inter SA Preference Shares	4,800	20
		Shares	Market Value• ($000)
*	Valid Solucoes e Servicos de Seguranca em Meios de Pagamento e Identificacao SA	9,400	18
	BR Properties SA	10,881	18
	Iochpe Maxion SA	7,700	16
	Marcopolo SA Preference Shares	26,100	13
	Unipar Carbocloro SA Preference Shares	2,383	13
*	Banco Inter SA	1,000	12
[2]	Ser Educacional SA	4,000	10
	Alliar Medicos A Frente SA	3,300	7
*	Smiles Fidelidade SA	2,000	5
*	Banco Inter SA (Subscription Receipts)	10	—
*	Banco Inter SA	2	—
			15,516
Canada (6.5%)
*	Shopify Inc. Class A (XNYS)	6,308	6,738
	Royal Bank of Canada	87,706	6,679
	Toronto-Dominion Bank	111,309	5,553
	Canadian National Railway Co.	43,061	4,525
	Bank of Nova Scotia	73,204	3,164
	Canadian Pacific Railway Ltd.	8,972	2,654
	Bank of Montreal	38,124	2,420
	Canadian Imperial Bank of Commerce	26,317	2,089
	Franco-Nevada Corp.	12,110	1,821
	Manulife Financial Corp.	117,531	1,734
	Waste Connections Inc.	16,586	1,659
	Alimentation Couche-Tard Inc. Class B	50,696	1,655
	Wheaton Precious Metals Corp.	28,923	1,545
	Sun Life Financial Inc.	34,118	1,424
	Nutrien Ltd.	36,297	1,344
	Agnico Eagle Mines Ltd.	15,928	1,313
	National Bank of Canada	20,879	1,148
*	CGI Inc.	16,255	1,142
	Fortis Inc.	27,234	1,089
	Intact Financial Corp.	9,190	984
	Thomson Reuters Corp.	12,730	973
	Open Text Corp.	21,110	957
	Magna International Inc.	19,406	945
	Restaurant Brands International Inc. (XTSE)	17,305	938
	Kirkland Lake Gold Ltd.	17,160	914
	Rogers Communications Inc. Class B	21,448	892
	Dollarama Inc.	20,422	797
*	Kinross Gold Corp.	81,799	726

11

ESG International Stock ETF
		Shares	Market Value• ($000)
	Shaw Communications Inc. Class B	36,691	686
	Ritchie Bros Auctioneers Inc.	11,289	661
	Loblaw Cos. Ltd.	12,648	654
	Algonquin Power & Utilities Corp.	46,363	643
[2]	Hydro One Ltd.	30,095	623
	BCE Inc.	14,323	616
	Metro Inc. Class A	11,946	540
	Canadian Apartment Properties REIT	15,614	539
	George Weston Ltd.	6,722	486
	Emera Inc.	11,663	476
	Toromont Industries Ltd.	8,419	476
	Lundin Mining Corp.	71,316	447
	Granite REIT	7,513	447
	Saputo Inc.	17,620	440
	Empire Co. Ltd. Class A	16,860	439
	CCL Industries Inc. Class B	11,518	426
	RioCan REIT	36,440	425
	B2Gold Corp.	62,346	419
	First Quantum Minerals Ltd.	40,796	404
	Yamana Gold Inc.	62,278	386
	CI Financial Corp.	24,541	348
*	Shopify Inc. Class A (XTSE)	323	344
	Atco Ltd.	10,740	327
	Canadian Utilities Ltd. Class A	12,968	326
	CAE Inc.	20,478	325
	TELUS Corp.	17,174	316
	TMX Group Ltd.	2,946	310
	Gildan Activewear Inc.	15,328	297
	Great-West Lifeco Inc.	13,398	273
	Finning International Inc.	17,572	268
	Alamos Gold Inc. Class A	25,302	265
	Choice Properties REIT	24,891	242
*	Kinaxis Inc.	1,583	241
*	Descartes Systems Group Inc.	3,569	218
*	BlackBerry Ltd.	40,804	213
	H&R REIT	27,466	212
*	Alacer Gold Corp.	30,281	209
	iA Financial Corp. Inc.	5,785	208
	FirstService Corp.	1,595	200
	Chartwell Retirement Residences	24,865	199
*	Novagold Resources Inc.	18,432	196
*	Endeavour Mining Corp.	6,985	194
	AltaGas Ltd.	14,261	184
*	First Majestic Silver Corp.	14,502	180
		Shares	Market Value• ($000)
	Element Fleet Management Corp.	21,790	179
	Quebecor Inc. Class B	6,714	166
	Centerra Gold Inc.	12,126	158
*	SSR Mining Inc.	7,098	152
	Boyd Group Services Inc.	920	147
	BRP Inc.	2,560	139
	West Fraser Timber Co. Ltd.	2,529	136
*	Canada Goose Holdings Inc.	5,310	130
*	Pretium Resources Inc.	9,539	122
*	IAMGOLD Corp.	26,774	115
	Primo Water Corp.	8,302	114
	Osisko Gold Royalties Ltd.	9,083	111
*	Lightspeed POS Inc.	2,958	103
	Innergex Renewable Energy Inc.	5,823	101
*	Eldorado Gold Corp.	8,820	101
*	Ivanhoe Mines Ltd. Class A	24,214	96
	Colliers International Group Inc.	1,515	96
*	Air Canada Class A	7,003	94
	Capital Power Corp.	4,259	93
	First Capital REIT	8,545	90
*	OceanaGold Corp.	36,379	84
	IGM Financial Inc.	3,371	82
	Canadian Western Bank	3,518	75
	Methanex Corp.	3,244	72
*	Torex Gold Resources Inc.	4,656	72
	Norbord Inc.	2,072	71
	Premium Brands Holdings Corp.	959	71
	SmartCentres REIT	4,040	64
	Cascades Inc.	5,488	58
	Northview Apartment REIT	2,200	58
	Linamar Corp.	1,805	57
	Maple Leaf Foods Inc.	2,473	55
	Stella-Jones Inc.	1,340	47
	NFI Group Inc.	3,429	46
	Genworth MI Canada Inc.	1,595	44
	Hudbay Minerals Inc.	9,677	43
*	Bombardier Inc. Class B	130,941	41
	Cominar REIT	7,440	40
*	Celestica Inc.	4,318	34
*	Home Capital Group Inc. Class B	2,031	34
	Winpak Ltd.	1,013	34
	Mullen Group Ltd.	3,433	26
	Boardwalk REIT	1,070	25
	Cogeco Communications Inc.	300	22
	Martinrea International Inc.	2,613	20

12

ESG International Stock ETF
		Shares	Market Value• ($000)
	Cineplex Inc.	2,692	20
	Laurentian Bank of Canada	800	17
	Restaurant Brands International Inc. (XNYS)	322	17
*	Canfor Corp.	1,300	17
	Transcontinental Inc. Class A	1,400	16
	Artis REIT	2,222	15
	Dream Office REIT	1,021	15
	ECN Capital Corp.	3,629	14
	Corus Entertainment Inc. Class B	4,379	11
			78,010
Chile (0.2%)
	Enel Americas SA	1,834,599	264
	Banco de Chile	2,709,247	226
	Banco Santander Chile	3,948,702	152
	Falabella SA	45,894	145
	Empresas CMPC SA	66,821	139
	Sociedad Quimica y Minera de Chile SA Preference Shares Class B	4,049	127
	Cencosud SA	70,890	105
	Sociedad Quimica y Minera de Chile SA ADR	3,183	100
	Enel Chile SA	1,293,387	99
	Banco de Credito e Inversiones SA	3,115	98
	Colbun SA	454,772	70
	Empresa Nacional de Telecomunicaciones SA	10,887	66
	Parque Arauco SA	37,544	58
	Besalco SA	84,046	47
	Aguas Andinas SA Class A	138,009	41
	Engie Energia Chile SA	30,271	41
	Itau CorpBanca Chile SA	13,509,484	41
	SONDA SA	51,002	39
*	CAP SA	4,116	36
*	Cia Sud Americana de Vapores SA	1,292,701	35
	Cencosud Shopping SA	22,751	34
	SMU SA	192,059	32
	Salfacorp SA	53,808	30
*	Latam Airlines Group SA	17,367	29
	Ripley Corp. SA	75,579	28
	Forus SA	18,698	24
	Plaza SA	12,416	20
	Inversiones La Construccion SA	2,854	19
	Embotelladora Andina SA Preference Shares Class B	8,340	18
		Shares	Market Value• ($000)
	Inversiones Aguas Metropolitanas SA	20,849	17
*	Cia Sud Americana de Vapores SA Rights Exp. 09/25/2020	510,203	2
			2,182
China (12.3%)
*	Alibaba Group Holding Ltd. ADR	111,080	31,883
	Tencent Holdings Ltd.	361,400	24,690
*	Meituan Dianping Class B	225,800	7,443
*	JD.com Inc. ADR	53,361	4,196
	China Construction Bank Corp. Class H	5,756,000	4,056
	Ping An Insurance Group Co. of China Ltd. Class H	357,000	3,811
	Industrial & Commercial Bank of China Ltd. Class H	4,797,000	2,674
	China Mobile Ltd.	326,500	2,285
*,2	Xiaomi Corp. Class B	725,200	2,246
*	Baidu Inc. ADR	17,963	2,238
*,2	Wuxi Biologics Cayman Inc.	68,579	1,776
*	TAL Education Group ADR	22,913	1,691
*	Pinduoduo Inc. ADR	17,230	1,532
*	Bank of China Ltd. Class H	4,654,000	1,513
*	New Oriental Education & Technology Group Inc. ADR	9,443	1,385
	China Merchants Bank Co. Ltd. Class H	273,500	1,305
	China Life Insurance Co. Ltd. Class H	431,000	1,050
*	NIO Inc. ADR	55,017	1,047
	Shenzhou International Group Holdings Ltd.	63,200	1,018
	China Resources Land Ltd.	206,000	952
	China Overseas Land & Investment Ltd.	311,500	901
	Sino Biopharmaceutical Ltd.	779,000	896
	Geely Automobile Holdings Ltd.	413,900	881
*	CSPC Pharmaceutical Group Ltd.	384,800	850
	Longfor Group Holdings Ltd.	155,500	823
	ZTO Express Cayman Inc. ADR	23,738	796
	Sunac China Holdings Ltd.	188,300	790
	Sunny Optical Technology Group Co. Ltd.	53,100	786
	ENN Energy Holdings Ltd.	65,000	720

13

ESG International Stock ETF
		Shares	Market Value• ($000)
	ANTA Sports Products Ltd.	71,000	700
*	Alibaba Health Information Technology Ltd.	290,000	699
	Country Garden Holdings Co. Ltd.	552,000	683
	Li Ning Co. Ltd.	159,000	672
	China Conch Venture Holdings Ltd.	151,500	656
*	Kingdee International Software Group Co. Ltd.	256,000	652
	Shimao Group Holdings Ltd.	142,500	640
	China National Building Material Co. Ltd. Class H	418,000	587
	Hengan International Group Co. Ltd.	73,000	575
	BYD Co. Ltd. Class H	54,000	563
*,2	Innovent Biologics Inc.	80,500	535
[2]	China Tower Corp. Ltd. Class H	2,758,000	525
	PICC Property & Casualty Co. Ltd. Class H	658,000	507
*	Country Garden Services Holdings Co. Ltd.	72,000	502
	Anhui Conch Cement Co. Ltd. Class H	68,000	492
*	58.com Inc. ADR	8,771	486
*	Vipshop Holdings Ltd. ADR	29,173	482
	Agricultural Bank of China Ltd. Class H	1,413,000	472
*	China Unicom Hong Kong Ltd.	658,000	467
	China Evergrande Group	192,000	448
*	Yihai International Holding Ltd.	28,000	439
	China Gas Holdings Ltd.	159,200	436
	Agricultural Bank of China Ltd. Class A	915,000	428
*	Bilibili Inc. ADR	8,796	416
*	JOYY Inc. ADR	4,785	409
*	GDS Holdings Ltd. ADR	5,027	407
	China Telecom Corp. Ltd. Class H	1,188,000	388
	Sinopharm Group Co. Ltd. Class H	156,500	384
	Autohome Inc. ADR	4,738	380
	Far East Horizon Ltd.	387,000	342
	China Cinda Asset Management Co. Ltd. Class H	1,690,000	322
	Shandong Weigao Group Medical Polymer Co. Ltd. Class H	136,000	317
*,2	Ping An Healthcare & Technology Co. Ltd.	21,400	312
		Shares	Market Value• ($000)
	Industrial & Commercial Bank of China Ltd. Class A	416,000	301
	China Taiping Insurance Holdings Co. Ltd.	184,200	292
	Ping An Insurance Group Co. of China Ltd. Class A	26,100	292
*	iQIYI Inc. ADR	13,387	290
	China Pacific Insurance Group Co. Ltd. Class H	103,800	288
	CITIC Securities Co. Ltd. Class H	118,500	284
	BYD Electronic International Co. Ltd.	65,500	277
*	Zai Lab Ltd. ADR	3,466	275
*	Kingsoft Corp. Ltd.	49,000	262
	China Vanke Co. Ltd. Class H	82,700	257
	China Merchants Bank Co. Ltd. Class A	46,600	256
	China Pacific Insurance Group Co. Ltd. Class A	55,600	250
	Guangdong Investment Ltd.	154,000	240
	Zhuzhou CRRC Times Electric Co. Ltd. Class H	74,700	240
	China Resources Gas Group Ltd.	50,000	235
	People's Insurance Co. Group of China Ltd. Class H	709,000	231
	Luxshare Precision Industry Co. Ltd. Class A	28,499	229
*,3	GSX Techedu Inc. ADR	2,656	227
	China Minsheng Banking Corp. Ltd. Class A	270,200	219
	Zhongsheng Group Holdings Ltd.	35,000	218
	CITIC Securities Co. Ltd. Class A	46,700	217
	Momo Inc. ADR	10,600	216
	Bank of Communications Co. Ltd. Class A	298,300	206
	China Life Insurance Co. Ltd. Class A	32,200	205
	Shanghai Fosun Pharmaceutical Group Co. Ltd. Class A	25,400	203
	Haier Electronics Group Co. Ltd.	59,000	202
	China CITIC Bank Corp. Ltd. Class A	249,700	190
	China Jinmao Holdings Group Ltd.	302,000	189
	Muyuan Foodstuff Co. Ltd. Class A	14,380	184
	China Vanke Co. Ltd. Class A	45,100	179

14

ESG International Stock ETF
		Shares	Market Value• ($000)
	Huatai Securities Co. Ltd. Class A	56,700	177
*,2	3SBio Inc.	146,000	171
	Weichai Power Co. Ltd. Class A	77,500	167
[2]	WuXi AppTec Co. Ltd. Class H	10,880	161
[2]	China Resources Pharmaceutical Group Ltd.	278,000	157
	Anhui Conch Cement Co. Ltd. Class A	17,700	157
	Bank of China Ltd. Class A	318,600	152
	Industrial Bank Co. Ltd. Class A	64,500	152
	Brilliance China Automotive Holdings Ltd.	164,000	148
	Shanghai Pudong Development Bank Co. Ltd. Class A	96,500	146
	Ping An Bank Co. Ltd. Class A	63,300	139
	Haitong Securities Co. Ltd. Class A	60,300	133
	China Resources Cement Holdings Ltd.	90,000	131
	CRRC Corp. Ltd. Class A	153,800	131
*	Baozun Inc. ADR	3,070	127
*	Daqo New Energy Corp. ADR	1,115	126
	China Minsheng Banking Corp. Ltd. Class H	202,000	123
*,2	ZhongAn Online P&C Insurance Co. Ltd. Class H	18,700	123
	WuXi AppTec Co. Ltd. Class A	7,620	122
*	China Biologic Products Holdings Inc.	1,157	122
*	KWG Group Holdings Ltd.	63,500	121
*	China Longyuan Power Group Corp. Ltd. Class H	185,000	117
	Bank of Communications Co. Ltd. Class H	215,000	112
	China Merchants Securities Co. Ltd. Class A	35,620	112
*	JD.com Inc. Class A	2,686	108
	Huangshan Tourism Development Co. Ltd. Class B	134,500	107
*	21Vianet Group Inc. ADR	4,597	107
*	ZTE Corp. Class A	18,700	107
	China Yangtze Power Co. Ltd. Class A	37,900	107
		Shares	Market Value• ($000)
	LONGi Green Energy Technology Co. Ltd. Class A	11,600	107
	Weichai Power Co. Ltd. Class H	53,000	106
*	Henan Shuanghui Investment & Development Co. Ltd. Class A	11,500	106
*	Canadian Solar Inc.	3,242	105
	TravelSky Technology Ltd. Class H	50,000	104
*	Alibaba Pictures Group Ltd.	730,000	103
*	Weibo Corp. ADR	2,774	103
*	ZTE Corp. Class H	35,400	103
	Wanhua Chemical Group Co. Ltd. Class A	9,400	100
	Tianneng Power International Ltd.	46,000	99
	China Everbright Bank Co. Ltd. Class A	176,800	99
*	Great Wall Motor Co. Ltd. Class A	48,900	99
[2]	China Merchants Securities Co. Ltd. Class H	75,660	98
	Dongfeng Motor Group Co. Ltd. Class H	140,000	97
	Sinotruk Hong Kong Ltd.	37,500	97
	Huaneng Power International Inc. Class A	120,700	97
*	BOE Technology Group Co. Ltd. Class A	119,600	96
*	Tongcheng-Elong Holdings Ltd.	46,400	91
*	GOME Retail Holdings Ltd.	626,000	90
*	Beijing Enterprises Water Group Ltd.	226,000	89
*	Genscript Biotech Corp.	46,000	89
	China Meidong Auto Holdings Ltd.	26,000	88
*	HUYA Inc. ADR	3,002	86
*	Great Wall Motor Co. Ltd. Class H	78,500	85
	China Hongqiao Group Ltd.	127,500	82
*	Rongan Property Co. Ltd. Class A	155,400	82
*	Inner Mongolia Yili Industrial Group Co. Ltd. Class A	13,200	81
	Contemporary Amperex Technology Co. Ltd. Class A	2,600	80
	China Construction Bank Corp. Class A	88,600	80

15

ESG International Stock ETF
		Shares	Market Value• ($000)
	China Everbright International Ltd.	131,000	79
	China Communications Services Corp. Ltd. Class H	118,000	77
*	Fuyao Glass Industry Group Co. Ltd. Class A	18,300	77
	China Railway Tielong Container Logistics Co. Ltd. Class A	93,200	77
	Nine Dragons Paper Holdings Ltd.	69,000	76
	GF Securities Co. Ltd. Class A	32,300	76
	CSC Financial Co. Ltd. Class A	9,800	75
	Shanghai Mechanical & Electrical Industry Co. Ltd. Class B	57,700	74
	Shanghai Pharmaceuticals Holding Co. Ltd. Class A	22,600	73
	Kingboard Holdings Ltd.	22,500	72
	Guangzhou Automobile Group Co. Ltd. Class H	84,000	72
*,2	Hua Hong Semiconductor Ltd.	20,000	72
*	Chinasoft International Ltd.	102,000	72
	Shenzhen Kangtai Biological Products Co. Ltd. Class A	2,500	72
*	HengTen Networks Group Ltd.	2,248,000	72
*,2	China Literature Ltd.	11,400	71
	GoerTek Inc. Class A	11,800	71
*	DouYu International Holdings Ltd. ADR	4,261	71
[2]	Dali Foods Group Co. Ltd.	114,000	70
	Shaanxi International Trust Co. Ltd. Class A	118,700	70
[2]	Shandong Gold Mining Co. Ltd. Class H	24,600	69
*,2	Koolearn Technology Holding Ltd.	14,500	69
	China Everbright Ltd.	44,000	68
	Haitian International Holdings Ltd.	28,000	68
	New Hope Liuhe Co. Ltd. Class A	12,200	68
	BYD Co. Ltd. Class A	5,400	68
[2]	China Huarong Asset Management Co. Ltd. Class H	588,000	67
*	China Aoyuan Group Ltd.	58,000	67
	Guangzhou Automobile Group Co. Ltd. Class A	44,100	67
	China Galaxy Securities Co. Ltd. Class A	33,800	67
		Shares	Market Value• ($000)
	Bank of Shanghai Co. Ltd. Class A	53,800	66
	SAIC Motor Corp. Ltd. Class A	24,100	66
	China Molybdenum Co. Ltd. Class A	104,300	65
	China Merchants Port Holdings Co. Ltd.	56,000	64
	China Medical System Holdings Ltd.	57,000	64
*	Hangzhou Steam Turbine Co. Ltd. Class B	59,000	64
	Logan Group Co. Ltd.	34,000	63
	Zhaojin Mining Industry Co. Ltd. Class H	56,500	63
	China Overseas Property Holdings Ltd.	70,000	63
	China State Construction International Holdings Ltd.	80,000	62
	Yangzijiang Shipbuilding Holdings Ltd.	92,600	62
	Agile Group Holdings Ltd.	44,000	61
	Zoomlion Heavy Industry Science & Technology Co. Ltd. Class H	61,400	61
	Citic Pacific Special Steel Group Co. Ltd. Class A	22,400	59
	Beijing Capital International Airport Co. Ltd. Class H	82,000	58
*	Shenwan Hongyuan Group Co. Ltd. Class A	71,000	58
	Haitong Securities Co. Ltd. Class H	62,800	57
*	Ausnutria Dairy Corp. Ltd.	35,000	57
	Times China Holdings Ltd.	37,000	57
*	Seazen Group Ltd.	63,360	57
	China Traditional Chinese Medicine Holdings Co. Ltd.	132,000	56
	Digital China Holdings Ltd.	69,000	56
*	Sohu.com Ltd. ADR	2,756	56
[2]	China Yuhua Education Corp. Ltd.	58,000	56
[2]	AK Medical Holdings Ltd.	22,000	56
	China Grand Pharmaceutical & Healthcare Holdings Ltd.	60,000	55
	Huaxia Bank Co. Ltd. Class A	58,800	55
	Shanghai Lujiazui Finance & Trade Zone Development Co. Ltd. Class A	30,200	55
*	Kama Co. Ltd. Class B	127,000	54
	Shenzhen Airport Co. Ltd. Class A	39,900	54

16

ESG International Stock ETF
		Shares	Market Value• ($000)
[2]	Yadea Group Holdings Ltd.	54,000	54
	Bank of Chongqing Co. Ltd. Class H	95,000	53
	Southwest Securities Co. Ltd. Class A	65,200	53
	Shanghai AJ Group Co. Ltd. Class A	41,100	53
*	Ever Sunshine Lifestyle Services Group Ltd.	26,000	53
	Ganfeng Lithium Co. Ltd. Class A	7,000	52
	Shanxi Securities Co. Ltd. Class A	43,300	52
	Jinduicheng Molybdenum Co. Ltd. Class A	57,200	52
	Everbright Securities Co. Ltd. Class A	16,300	52
	Shenzhen International Holdings Ltd.	32,000	51
	Chongqing Rural Commercial Bank Co. Ltd. Class H	125,000	51
	NAURA Technology Group Co. Ltd. Class A	1,904	51
	Tongwei Co. Ltd. Class A	14,200	51
*	Noah Holdings Ltd. ADR	1,795	50
	Yuexiu REIT	103,000	50
	Shandong Nanshan Aluminum Co. Ltd. Class A	128,400	50
	Vinda International Holdings Ltd.	14,000	48
	Shanghai International Airport Co. Ltd. Class A	4,277	48
	Jiangsu Expressway Co. Ltd. Class A	33,900	48
[2]	Zhou Hei Ya International Holdings Co. Ltd.	42,000	48
	China South Publishing & Media Group Co. Ltd. Class A	28,800	47
*	Alibaba Group Holding Ltd.	1,300	47
	Guotai Junan Securities Co. Ltd. Class A	16,700	47
	China Yongda Automobiles Services Holdings Ltd.	38,500	46
	Greentown Service Group Co. Ltd.	34,000	46
	Tianjin Capital Environmental Protection Group Co. Ltd. Class A	42,700	46
	Kingboard Laminates Holdings Ltd.	36,000	45
*	China Galaxy Securities Co. Ltd. Class H	75,000	45
	Zhejiang Hailiang Co. Ltd. Class A	35,700	45
		Shares	Market Value• ($000)
[2]	Luye Pharma Group Ltd.	83,000	45
	Powerlong Real Estate Holdings Ltd.	61,000	44
	Bank of Zhengzhou Co. Ltd. Class A	78,210	44
	Shandong Gold Mining Co. Ltd. Class A	10,360	44
	Dalian Port PDA Co. Ltd. Class A	149,600	44
	China CITIC Bank Corp. Ltd. Class H	103,000	43
	Skyworth Group Ltd.	124,000	43
*	Shang Gong Group Co. Ltd. Class B	108,322	43
	China United Network Communications Ltd. Class A	57,200	43
	Fanhua Inc. ADR	2,063	42
	Sichuan Expressway Co. Ltd. Class H	184,000	42
	Greentown China Holdings Ltd.	32,000	42
	Sinotrans Ltd. Class A	78,400	42
	Sinoma International Engineering Co. Class A	46,000	42
*	Dashang Co. Ltd. Class A	11,600	42
	Beijing North Star Co. Ltd. Class A	103,700	42
[2]	BAIC Motor Corp. Ltd. Class H	84,500	41
	Shanghai Jin Jiang Capital Co. Ltd. Class H	238,000	41
	China Education Group Holdings Ltd.	21,000	41
	Central China Securities Co. Ltd. Class A	48,600	41
	Zhejiang Expressway Co. Ltd. Class H	60,000	40
	Shandong Chenming Paper Holdings Ltd. Class B	112,800	40
	China Dongxiang Group Co. Ltd.	308,000	40
	Changjiang Securities Co. Ltd. Class A	31,900	40
	Western Securities Co. Ltd. Class A	27,900	40
	Bosideng International Holdings Ltd.	138,000	39
	Health & Happiness H&H International Holdings Ltd.	9,000	39
	Fu Shou Yuan International Group Ltd.	38,000	39
	China Water Affairs Group Ltd.	46,000	38

17

ESG International Stock ETF
		Shares	Market Value• ($000)
*	Beijing Oriental Yuhong Waterproof Technology Co. Ltd. Class A	4,400	38
	Guangdong Haid Group Co. Ltd. Class A	3,700	38
*,2	China Logistics Property Holdings Co. Ltd.	83,000	38
	Qinhuangdao Port Co. Ltd. Class A	95,000	38
	Air China Ltd. Class A	36,300	38
*	Xingda International Holdings Ltd.	149,000	37
	O-Net Technologies Group Ltd.	46,000	37
	Suning.com Co. Ltd. Class A	25,800	37
	Livzon Pharmaceutical Group Inc. Class A	4,700	37
	China Southern Airlines Co. Ltd. Class A	43,500	37
*	BEST Inc. ADR	9,006	36
	Anhui Expressway Co. Ltd. Class H	74,000	36
	Hopson Development Holdings Ltd.	18,000	36
*	Tiangong International Co. Ltd.	106,000	36
	Sealand Securities Co. Ltd. Class A	44,000	36
	Shenzhen Expressway Co. Ltd. Class A	27,700	36
*,2	Hope Education Group Co. Ltd.	116,000	36
	Shanghai Zhenhua Heavy Industries Co. Ltd. Class B	140,900	35
*	Lonking Holdings Ltd.	121,000	35
[2]	Beijing Urban Construction Design & Development Group Co. Ltd. Class H	117,000	35
*	Shanghai Fudan Microelectronics Group Co. Ltd. Class H	16,000	35
	E-House China Enterprise Holdings Ltd.	29,100	34
	Anhui Expressway Co. Ltd. Class A	43,500	34
	China Reinsurance Group Corp. Class H	315,000	34
*	Grandjoy Holdings Group Co. Ltd. Class A	42,900	34
	Zoomlion Heavy Industry Science & Technology Co. Ltd. Class A	27,000	34
	Jiangxi Copper Co. Ltd. Class A	14,800	34
	Cinda Real Estate Co. Ltd. Class A	47,600	34
		Shares	Market Value• ($000)
	Shoucheng Holdings Ltd.	123,600	34
	China Everbright Bank Co. Ltd. Class H	91,000	33
	China Overseas Grand Oceans Group Ltd.	51,000	33
	China Suntien Green Energy Corp. Ltd. Class H	122,000	33
[2]	CSC Financial Co. Ltd. Class H	22,500	33
	SooChow Securities Co. Ltd. Class A	20,800	33
	Shenzhen Gas Corp. Ltd. Class A	30,200	33
	China Molybdenum Co. Ltd. Class H	78,000	32
	Sany Heavy Equipment International Holdings Co. Ltd.	57,000	32
	TCL Technology Group Corp. Class A	31,400	32
*,2	Haichang Ocean Park Holdings Ltd.	407,000	32
	Yonghui Superstores Co. Ltd. Class A	24,400	32
*	Lifetech Scientific Corp.	108,000	32
	Orient Securities Co. Ltd. Class A	18,500	32
	CNHTC Jinan Truck Co. Ltd. Class A	5,800	32
	Oshidori International Holdings Ltd.	291,000	32
	China Maple Leaf Educational Systems Ltd.	80,000	31
	China Zhonghua Geotechnical Engineering Group Co. Ltd. Class A	55,700	31
*	Zhejiang Dingli Machinery Co. Ltd. Class A	2,000	31
	Lee & Man Paper Manufacturing Ltd.	50,000	30
*	Shanghai Phoenix Enterprise Group Co. Ltd. Class B	62,900	30
*	China Fangda Group Co. Ltd. Class B	71,800	30
	Guangshen Railway Co. Ltd. Class A	83,800	30
*	Concord New Energy Group Ltd.	680,000	30
[2]	Genertec Universal Medical Group Co. Ltd.	43,500	30
	Greatview Aseptic Packaging Co. Ltd.	69,000	29
	Wuhu Sanqi Interactive Entertainment Network Technology Group Co. Ltd. Class A	4,400	29

18

ESG International Stock ETF
		Shares	Market Value• ($000)
*	Shenzhen Overseas Chinese Town Co. Ltd. Class A	28,200	29
	China SCE Group Holdings Ltd.	56,000	29
*	China Eastern Airlines Corp. Ltd. Class A	39,100	29
	China Power International Development Ltd.	146,000	28
*	JinkoSolar Holding Co. Ltd. ADR	1,221	28
	Yuexiu Transport Infrastructure Ltd.	48,000	28
*	COSCO SHIPPING Holdings Co. Ltd. Class H	56,500	28
*	COSCO SHIPPING Holdings Co. Ltd. Class A	35,500	28
	China Resources Medical Holdings Co. Ltd.	38,500	28
*	Beijing Gas Blue Sky Holdings Ltd.	1,704,000	28
*	SOHO China Ltd.	86,500	27
[2]	Huatai Securities Co. Ltd. Class H	15,400	27
	NetDragon Websoft Holdings Ltd.	10,500	27
	Skyfame Realty Holdings Ltd.	210,000	27
	Huayu Automotive Systems Co. Ltd. Class A	7,500	27
*	Guangxi Liugong Machinery Co. Ltd. Class A	25,800	27
[2]	Ganfeng Lithium Co. Ltd. Class H	5,400	27
	Comba Telecom Systems Holdings Ltd.	60,000	26
	Qingling Motors Co. Ltd. Class H	144,000	26
	INESA Intelligent Tech Inc. Class B	50,600	26
	Angang Steel Co. Ltd. Class A	67,400	26
	Zhongyu Gas Holdings Ltd.	28,000	26
	Industrial Securities Co. Ltd. Class A	21,600	26
	Shengyi Technology Co. Ltd. Class A	7,200	26
	SDIC Capital Co. Ltd. Class A	11,700	26
*	Tongdao Liepin Group	10,200	26
	Sinopec Engineering Group Co. Ltd. Class H	55,500	25
	Wisdom Education International Holdings Co. Ltd.	48,000	25
		Shares	Market Value• ($000)
	Anhui Xinhua Media Co. Ltd. Class A	28,500	25
*	Grand Baoxin Auto Group Ltd.	162,000	25
	Chongqing Changan Automobile Co. Ltd. Class B	44,400	24
*	Shenzhen Expressway Co. Ltd. Class H	26,000	24
	Oceanwide Holdings Co. Ltd. Class A	40,600	24
*,2	Yixin Group Ltd.	93,500	24
*	Pangang Group Vanadium Titanium & Resources Co. Ltd. Class A	75,200	24
	COSCO SHIPPING Ports Ltd.	40,000	23
	Yuexiu Property Co. Ltd.	118,000	23
*	Tianjin Port Development Holdings Ltd.	316,000	23
*	Fantasia Holdings Group Co. Ltd.	114,000	23
	Yuzhou Group Holdings Co. Ltd.	50,000	23
	Centre Testing International Group Co. Ltd. Class A	5,800	23
	Greenland Hong Kong Holdings Ltd.	70,000	23
*	Shanghai Environment Group Co. Ltd. Class A	12,500	23
	Red Star Macalline Group Corp. Ltd. Class A	16,280	23
	Jiayuan International Group Ltd.	46,000	22
	Shenzhen Investment Ltd.	66,000	22
	China Oriental Group Co. Ltd.	78,000	22
*	COSCO Shipping International Singapore Co. Ltd.	150,600	22
*	Hi Sun Technology China Ltd.	183,000	22
*	GCL-Poly Energy Holdings Ltd.	547,000	22
	Xtep International Holdings Ltd.	67,500	22
	Chaowei Power Holdings Ltd.	51,000	22
	Beijing Shiji Information Technology Co. Ltd. Class A	4,500	22
	China Merchants Shekou Industrial Zone Holdings Co. Ltd. Class A	9,000	22
	CMBC Capital Holdings Ltd.	1,250,000	22
	BBMG Corp. Class A	45,100	22

19

ESG International Stock ETF
		Shares	Market Value• ($000)
*,2	China Railway Signal & Communication Corp. Ltd. Class H	55,000	22
	YTO Express Group Co. Ltd. Class A	9,300	22
	Winning Health Technology Group Co. Ltd. Class A	7,150	22
	Shandong Airlines Co. Ltd. Class B	27,000	21
*	Sogou Inc. ADR	2,400	21
	CPMC Holdings Ltd.	49,000	21
	Hisense Home Appliances Group Co. Ltd. Class A	10,400	21
	Xiamen Tungsten Co. Ltd. Class A	9,600	21
*	Leyou Technologies Holdings Ltd.	50,000	21
	Nanjing Iron & Steel Co. Ltd. Class A	44,500	21
	JNBY Design Ltd.	20,500	21
	China Aluminum International Engineering Corp. Ltd. Class A	33,900	21
	Shanghai Chlor-Alkali Chemical Co. Ltd. Class B	43,500	20
	Ajisen China Holdings Ltd.	127,000	20
	Iflytek Co. Ltd. Class A	3,700	20
	Yunnan Baiyao Group Co. Ltd. Class A	1,200	20
*	Zhejiang Weiming Environment Protection Co. Ltd. Class A	5,590	20
*	First Tractor Co. Ltd. Class H	48,000	19
	Wasion Holdings Ltd.	64,000	19
	China Tian Lun Gas Holdings Ltd.	24,500	19
	China Merchants Land Ltd.	124,000	19
	Shanghai Mechanical & Electrical Industry Co. Ltd. Class A	7,200	19
	Sino-Ocean Group Holding Ltd.	78,000	18
	Jiangxi Copper Co. Ltd. Class H	15,000	18
	Beijing Jingneng Clean Energy Co. Ltd. Class H	66,000	18
*	Siasun Robot & Automation Co. Ltd. Class A	7,600	18
	Rainbow Digital Commercial Co. Ltd. Class A	11,200	18
	Hunan Valin Steel Co. Ltd. Class A	25,300	18
		Shares	Market Value• ($000)
*	Guangzhou Shiyuan Electronic Technology Co. Ltd. Class A	1,200	18
	Beijing Tiantan Biological Products Corp. Ltd. Class A	2,880	18
	Shanghai Dazhong Public Utilities Group Co. Ltd. Class A	25,900	18
*	Q Technology Group Co. Ltd.	14,000	18
*	BAIC BluePark New Energy Technology Co. Ltd. Class A	18,800	18
	Air China Ltd. Class H	24,000	17
	Shanghai Waigaoqiao Free Trade Zone Group Co. Ltd. Class B	16,700	17
	PAX Global Technology Ltd.	29,000	17
*	Chengdu Xingrong Environment Co. Ltd. Class A	22,200	17
	Apeloa Pharmaceutical Co. Ltd. Class A	4,000	17
	Meinian Onehealth Healthcare Holdings Co. Ltd. Class A	6,500	17
	Shandong Sinocera Functional Material Co. Ltd. Class A	2,800	17
	Xinyu Iron & Steel Co. Ltd. Class A	27,300	17
	Gemdale Corp. Class A	8,100	17
*	Joincare Pharmaceutical Group Industry Co. Ltd. Class A	5,900	17
[2]	Redco Properties Group Ltd.	34,000	17
	Jiangsu Expressway Co. Ltd. Class H	16,000	16
	Zheshang Securities Co. Ltd. Class A	7,400	16
	Chongqing Fuling Zhacai Group Co. Ltd. Class A	2,100	16
	Shanghai Jahwa United Co. Ltd. Class A	2,700	16
*	China National Medicines Corp. Ltd. Class A	2,500	16
	Sichuan Expressway Co. Ltd. Class A	30,600	16
	Laobaixing Pharmacy Chain JSC Class A	1,260	16
	China International Marine Containers Group Co. Ltd. Class A	12,600	16
*	CCOOP Group Co. Ltd. Class A	32,900	16

20

ESG International Stock ETF
		Shares	Market Value• ($000)
	Chongqing Dima Industry Co. Ltd. Class A	35,500	16
*	Chongqing Rural Commercial Bank Co. Ltd. Class A	20,400	16
*	Bitauto Holdings Ltd. ADR	959	15
	TCL Electronics Holdings Ltd.	22,000	15
	Tong Ren Tang Technologies Co. Ltd. Class H	19,000	15
	Dawnrays Pharmaceutical Holdings Ltd.	126,000	15
*	Fufeng Group Ltd.	46,000	15
	Shanghai Pharmaceuticals Holding Co. Ltd. Class H	8,300	15
	Lomon Billions Group Co. Ltd. Class A	4,300	15
*	STO Express Co. Ltd. Class A	6,300	15
*	Zhenro Properties Group Ltd.	26,000	15
	Weihai Guangwei Composites Co. Ltd. Class A	1,300	15
	China Merchants Energy Shipping Co. Ltd. Class A	15,500	15
*	So-Young International Inc. ADR	1,203	15
	Bank of Xi'an Co. Ltd. Class A	17,900	15
*	XPeng Inc. ADR	749	15
	Xinhua Winshare Publishing & Media Co. Ltd. Class H	22,000	14
	China South City Holdings Ltd.	134,000	14
*	Yunnan Tin Co. Ltd. Class A	10,200	14
*	Anhui Zhongding Sealing Parts Co. Ltd. Class A	9,000	14
	Tus Environmental Science & Technology Development Co. Ltd. Class A	10,800	14
	Suzhou Gold Mantis Construction Decoration Co. Ltd. Class A	9,000	14
	Zhejiang Dahua Technology Co. Ltd. Class A	4,100	14
	Heilongjiang Agriculture Co. Ltd. Class A	4,800	14
*	Sailun Group Co. Ltd. Class A	21,800	14
	Huaneng Power International Inc. Class H	32,000	13
*	Zhuguang Holdings Group Co. Ltd.	94,000	13
		Shares	Market Value• ($000)
*	Shanghai Greencourt Investment Group Co. Ltd. Class B	43,300	13
	Dongyue Group Ltd.	30,000	13
*	China Modern Dairy Holdings Ltd.	88,000	13
	West China Cement Ltd.	72,000	13
*	Unisplendour Corp. Ltd. Class A	2,660	13
	Tianqi Lithium Corp. Class A	4,000	13
*	OFILM Group Co. Ltd. Class A	4,800	13
	Jointown Pharmaceutical Group Co. Ltd. Class A	5,000	13
[2]	YiChang HEC ChangJiang Pharmaceutical Co. Ltd. Class H	8,800	13
	Xinhua Winshare Publishing & Media Co. Ltd. Class A	7,700	13
	Tianfeng Securities Co. Ltd. Class A	12,400	13
*	Universal Scientific Industrial Shanghai Co. Ltd. Class A	3,800	13
	Gansu Qilianshan Cement Group Co. Ltd. Class A	4,300	13
	Central China Real Estate Ltd.	29,000	13
*	CITIC Guoan Information Industry Co. Ltd. Class A	28,700	12
*	Visionox Technology Inc. Class A	5,000	12
	Zhejiang Huayou Cobalt Co. Ltd. Class A	2,100	12
	Consun Pharmaceutical Group Ltd.	28,000	12
	Oriental Pearl Group Co. Ltd. Class A	7,400	12
	Fiberhome Telecommunication Technologies Co. Ltd. Class A	3,100	12
*	Beijing Enterprises Clean Energy Group Ltd.	2,000,000	12
	Accelink Technologies Co. Ltd. Class A	2,600	12
	Shenzhen Kaifa Technology Co. Ltd. Class A	3,300	12
*	MLS Co. Ltd. Class A	5,400	12
	Avary Holding Shenzhen Co. Ltd. Class A	1,700	12
	Shanxi Taigang Stainless Steel Co. Ltd. Class A	22,700	12
	Eastern Communications Co. Ltd. Class B	24,000	11

21

ESG International Stock ETF
		Shares	Market Value• ($000)
	Tongda Group Holdings Ltd.	180,000	11
*	Qudian Inc. ADR	7,035	11
*	Sinofert Holdings Ltd.	114,000	11
	Inspur Electronic Information Industry Co. Ltd. Class A	2,100	11
*,2	Qingdao Port International Co. Ltd. Class H	18,000	11
	Chongqing Water Group Co. Ltd. Class A	14,300	11
*	Ronshine China Holdings Ltd.	14,000	11
	Chongqing Changan Automobile Co. Ltd. Class A	6,600	11
*	Guangxi Wuzhou Zhongheng Group Co. Ltd. Class A	21,800	11
*	Sichuan Languang Development Co. Ltd. Class A	14,000	11
	Shandong Minhe Animal Husbandry Co. Ltd. Class A	3,300	11
	Sihuan Pharmaceutical Holdings Group Ltd.	80,000	10
*	Beijing North Star Co. Ltd. Class H	44,000	10
	Sinotrans Ltd. Class H	41,000	10
	Phoenix Media Investment Holdings Ltd.	194,000	10
	WUS Printed Circuit Kunshan Co. Ltd. Class A	3,400	10
*	Yango Group Co. Ltd. Class A	10,200	10
	Bluefocus Intelligent Communications Group Co. Ltd. Class A	8,800	10
	DHC Software Co. Ltd. Class A	5,800	10
	Zhejiang Wolwo Bio-Pharmaceutical Co. Ltd. Class A	1,200	10
	Central China Securities Co. Ltd. Class H	48,000	10
*	Colour Life Services Group Co. Ltd.	19,000	10
	Guangzhou Baiyunshan Pharmaceutical Holdings Co. Ltd. Class A	2,100	10
*	CAR Inc.	32,000	10
	Hengdian Group DMEGC Magnetics Co. Ltd. Class A	5,700	10
	Shanghai Industrial Urban Development Group Ltd.	80,000	9
		Shares	Market Value• ($000)
	Shanghai Fudan-Zhangjiang Bio-Pharmaceutical Co. Ltd. Class H	14,000	9
	Beijing Capital Land Ltd. Class H	46,000	9
	Shanghai Industrial Development Co. Ltd. Class A	10,300	9
	Focused Photonics Hangzhou Inc. Class A	4,000	9
	Hengtong Optic-electric Co. Ltd. Class A	3,600	9
	Weiqiao Textile Co. Class H	36,000	8
	China Lilang Ltd.	13,000	8
	361 Degrees International Ltd.	60,000	8
	Xinjiang Goldwind Science & Technology Co. Ltd. Class H	9,800	8
[2]	China Everbright Greentech Ltd.	19,000	8
	Tianjin Development Holdings Ltd.	34,000	7
*	China Eastern Airlines Corp. Ltd. Class H	18,000	7
	China Shineway Pharmaceutical Group Ltd.	10,000	7
	China Zhongwang Holdings Ltd.	31,200	7
	Yunda Holding Co. Ltd. Class A	2,400	7
*	Guorui Properties Ltd.	47,000	7
*,2	Shanghai Haohai Biological Technology Co. Ltd. Class H	800	6
	China ZhengTong Auto Services Holdings Ltd.	41,000	5
	Shandong Yisheng Livestock & Poultry Breeding Co. Ltd. Class A	2,200	5
*,2	Tian Ge Interactive Holdings Ltd.	45,000	5
*	Ruhnn Holding Ltd. ADR	1,799	5
*	Kasen International Holdings Ltd.	30,000	4
	Maoye International Holdings Ltd.	79,000	4
	China BlueChemical Ltd. Class H	18,000	3
	Texhong Textile Group Ltd.	3,500	3

22

ESG International Stock ETF
		Shares	Market Value• ($000)
*,2	China Metal Resources Utilization Ltd.	52,000	2
*,1	Legend Holdings Corp. Rights Exp. 12/31/2020	207	—
			148,285
Colombia (0.1%)
	Bancolombia SA Preference Shares	35,690	255
	Interconexion Electrica SA ESP	25,550	143
	Grupo Energia Bogota SA ESP	169,160	111
	Grupo Aval Acciones y Valores SA Preference Shares	253,464	63
	Grupo de Inversiones Suramericana SA	10,779	61
	Banco Davivienda SA Preference Shares	7,478	58
	Bancolombia SA	7,783	54
*	Corp. Financiera Colombiana SA	6,390	46
	Grupo de Inversiones Suramericana SA Preference Shares	7,835	38
			829
Czech Republic (0.0%)
*	Komercni banka A/S	14,206	342
[2]	Moneta Money Bank A/S	15,973	40
			382
Denmark (1.6%)
	Novo Nordisk A/S Class B	100,307	6,632
	Vestas Wind Systems A/S	13,643	2,063
	DSV PANALPINA A/S	13,059	2,039
*	Genmab A/S	4,157	1,569
	Coloplast A/S Class B	8,977	1,523
	Novozymes A/S Class B	15,615	923
	Chr Hansen Holding A/S	7,241	831
	GN Store Nord A/S	11,268	817
	Pandora A/S	6,892	503
	Ambu A/S Class B	11,717	345
*	ISS A/S	14,893	229
	SimCorp A/S	1,788	227
	Tryg A/S	5,264	162
*	Demant A/S	4,069	121
*,2	Netcompany Group A/S	1,386	120
*	Bavarian Nordic A/S	2,778	98
	Ringkjoebing Landbobank A/S	1,120	84
*	ALK-Abello A/S Class B	244	82
*	Jyske Bank A/S (Registered)	2,593	77
	H Lundbeck A/S	1,927	63
*	Zealand Pharma A/S	1,498	57
	Topdanmark A/S	1,298	56
*	Sydbank A/S	3,162	53
		Shares	Market Value• ($000)
	ROCKWOOL International A/S Class B	101	38
	Schouw & Co. A/S	372	36
*	NKT A/S	498	16
*	Spar Nord Bank A/S	1,580	13
*	D/S Norden A/S	511	8
			18,785
Egypt (0.0%)
	Commercial International Bank Egypt SAE	77,501	330
	Six of October Development & Investment	72,335	56
	Egyptian Financial Group-Hermes Holding Co.	49,292	44
	Medinet Nasr Housing	177,880	37
	Heliopolis Housing	77,079	32
*	Palm Hills Developments SAE	300,010	29
	Orascom Construction plc	5,783	27
*	Oriental Weavers	46,027	16
*	Pioneers Holding for Financial Investments SAE	49,653	13
*	Ezz Steel Co. SAE	26,700	12
	Telecom Egypt Co.	14,362	12
			608
Finland (0.9%)
	Kone OYJ Class B	23,521	2,017
	Nokia OYJ	348,741	1,700
*	Nordea Bank Abp	191,001	1,539
*	Sampo OYJ Class A	30,811	1,241
	Elisa OYJ	12,537	738
*	Stora Enso OYJ	45,530	672
	Kesko OYJ Class B	23,693	526
	Nokian Renkaat OYJ	13,384	373
	Wartsila OYJ Abp	37,009	317
	Orion OYJ Class B	5,991	281
	Kojamo OYJ	9,492	230
*	Huhtamaki OYJ	4,445	215
*	Valmet OYJ	7,367	202
*	TietoEVRY OYJ	3,505	106
	Cargotec OYJ Class B	1,530	48
	Kemira OYJ	2,307	32
*	Metsa Board OYJ	3,789	31
*	F-Secure OYJ	6,729	24
	YIT OYJ	3,951	24
	Uponor OYJ	1,222	22
	Sanoma OYJ	1,656	22
	Raisio OYJ	4,240	16
	Ahlstrom-Munksjo OYJ	869	15
*	Finnair OYJ	21,568	11
	Oriola OYJ Class B	4,424	10
			10,412

23

ESG International Stock ETF
		Shares	Market Value• ($000)
France (4.5%)
	Sanofi	67,710	6,858
*	L'Oreal SA	10,122	3,359
*	BNP Paribas SA	67,027	2,920
	Kering SA	4,485	2,752
*	Danone SA	36,933	2,429
*	EssilorLuxottica SA	17,962	2,404
*	AXA SA	116,096	2,369
	Legrand SA	18,972	1,584
	Hermes International	1,825	1,568
*	L'Oreal SA (Registered)	4,639	1,539
	Vivendi SA	53,365	1,519
	STMicroelectronics NV	44,116	1,334
*	Cie Generale des Etablissements Michelin SCA	11,557	1,309
*	Teleperformance	4,052	1,249
	Orange SA	108,713	1,214
	Edenred	18,443	952
	Veolia Environnement SA	36,527	881
*,2	Worldline SA	8,682	799
*	Societe Generale SA	46,298	749
*	Credit Agricole SA	71,447	732
	Eurofins Scientific SE	902	726
	Ingenico Group SA	4,159	710
	Carrefour SA	43,788	704
	Arkema SA	6,044	669
*	Getlink SE	42,601	652
[2]	Euronext NV	5,220	636
	Suez SA	36,418	629
*	Peugeot SA	36,357	627
	Alstom SA	10,920	610
	Gecina SA	4,352	598
*	Valeo SA	17,244	530
	Publicis Groupe SA	14,111	493
*	Sartorius Stedim Biotech	1,352	483
	Orpea	3,883	466
*	Ubisoft Entertainment SA	5,347	440
	Sodexo SA	6,099	435
*	Wendel SE	4,062	417
	BioMerieux	2,420	366
	Rexel SA	25,643	343
*	SCOR SE	12,578	337
*	Eurazeo SE	5,772	305
	Renault SA	10,451	298
	Covivio	3,801	281
*	Ipsen SA	2,648	273
	SEB SA	1,379	242
*,2	Amundi SA	3,111	242
	Aeroports de Paris	2,249	235
	Klepierre SA	13,621	224
	SES SA Class A FDR	28,309	201
*	Lagardere SCA	9,250	183
	Iliad SA	791	169
*	Elis SA	11,838	153
		Shares	Market Value• ($000)
*	SEB SA (Registered)	842	148
*	Faurecia SE	3,157	138
*	Natixis SA	47,070	130
*	Sodexo SA	1,731	124
*	SOITEC	833	111
*	CNP Assurances	7,952	107
	Sopra Steria Group	571	93
	Eutelsat Communications SA	8,559	86
	Korian SA	2,206	85
	ICADE	1,205	78
*	Casino Guichard Perrachon SA	2,164	56
	Nexity SA	1,451	50
	Trigano SA	369	47
	Societe BIC SA	755	44
	IPSOS	1,643	43
*	Virbac SA	183	41
	Albioma SA	770	41
	Cie Plastic Omnium SA	1,741	39
[2]	Maisons du Monde SA	2,012	33
	Imerys SA	768	31
*,2	Neoen SA	566	31
*	Air France-KLM	6,207	28
*	JCDecaux SA	1,477	28
*	Carmila SA	2,200	25
*	Coface SA	3,001	23
*	Interparfums SA	419	21
[2]	ALD SA	1,798	18
*	Metropole Television SA	1,352	17
	Akka Technologies	864	17
	Robertet SA	14	16
*,2	Verallia SA	477	16
	Vicat SA	393	14
*	Fnac Darty SA	311	14
[2]	Elior Group SA	1,988	12
	Mercialys SA	1,640	10
*	Albioma SA	187	10
	Tarkett SA	706	9
*	DBV Technologies SA	1,791	8
*	Television Francaise 1	1,071	7
*	Rothschild & Co.	174	5
	Quadient SA	340	5
*	Rallye SA	850	4
*	LISI	162	4
	Beneteau SA	430	4
*	Eramet SA	97	3
*,2	SMCP SA	262	1
*,2	Europcar Mobility Group	786	1
			54,073
Germany (6.0%)
	SAP SE	70,227	11,612
	Allianz SE (Registered)	25,532	5,540
	Bayer AG (Registered)	61,124	4,065
*	adidas AG	11,905	3,623

24

ESG International Stock ETF
		Shares	Market Value• ($000)
*	Deutsche Post AG (Registered)	65,631	2,992
*	Daimler AG (Registered)	50,035	2,565
	Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (Registered)	8,392	2,424
*	Vonovia SE	33,171	2,374
	Infineon Technologies AG	80,076	2,227
	Deutsche Boerse AG	11,142	2,108
*	Symrise AG Class A	9,669	1,337
	Merck KGaA	9,811	1,333
*	Henkel AG & Co. KGaA	14,183	1,276
*	Fresenius Medical Care AG & Co. KGaA	14,543	1,236
*	Deutsche Bank AG (Registered)	128,135	1,229
*	Fresenius SE & Co. KGaA	26,388	1,224
	Bayerische Motoren Werke AG Preference Shares	19,853	1,119
*,2	Zalando SE	12,305	1,078
*	Sartorius AG Preference Shares	2,524	1,071
	Deutsche Wohnen SE	19,942	1,064
*,2	Delivery Hero SE	8,634	929
[2]	Scout24 AG	9,742	906
	Beiersdorf AG	7,717	892
	Brenntag AG	14,066	881
*	LEG Immobilien AG	5,847	859
*	HeidelbergCement AG	13,103	831
*	Continental AG	7,162	786
*	QIAGEN NV	15,238	774
	Hannover Rueck SE	4,052	691
*,2	Covestro AG	13,084	624
*	KION Group AG	7,315	619
*	Puma SE	7,027	582
	GEA Group AG	15,868	579
*	LANXESS AG	9,536	558
*	Commerzbank AG	83,546	485
*	HelloFresh SE	8,969	462
	Knorr-Bremse AG	3,304	420
	FUCHS PETROLUB SE	11,384	412
*	MorphoSys AG	3,053	386
	Bayerische Motoren Werke AG	5,288	381
	Aroundtown SA	68,796	377
[2]	Siemens Healthineers AG	6,549	298
	Bechtle AG	1,399	283
*	Henkel AG & Co. KGaA Preference Shares	2,750	281
	ProSiebenSat.1 Media SE	21,718	247
	United Internet AG (Registered)	4,954	244
*	Nemetschek SE	2,805	223
*,3	Varta AG	1,357	212
		Shares	Market Value• ($000)
	Evonik Industries AG	6,980	203
*,3	Deutsche Lufthansa AG (Registered)	18,626	195
	HUGO BOSS AG	6,956	185
*	TAG Immobilien AG	5,599	168
*	Dialog Semiconductor plc	3,875	168
*	Carl Zeiss Meditec AG	1,451	164
*	Evotec SE	6,077	163
*	K+S AG (Registered)	23,216	162
*	CTS Eventim AG & Co. KGaA	3,009	150
	Gerresheimer AG	1,208	143
	Freenet AG	6,499	140
*	OSRAM Licht AG	2,524	132
*	alstria office REIT-AG	8,080	121
*	Siltronic AG	1,206	112
	CANCOM SE	1,946	107
*	Hypoport SE	170	103
*	Software AG	2,017	101
	Aurubis AG	1,399	101
	Grand City Properties SA	3,826	98
[2]	ADO Properties SA	3,078	95
	CompuGroup Medical SE & Co. KGaA	1,023	92
*	Rational AG	137	88
	Stroeer SE & Co. KGaA	1,124	88
*,3	GRENKE AG	1,175	86
	METRO AG	8,318	82
	Encavis AG	4,314	79
*	Fraport AG Frankfurt Airport Services Worldwide	1,716	78
	Hella GmbH & Co. KGaA	1,507	74
*	S&T AG	2,569	72
	1&1 Drillisch AG	2,461	70
	Telefonica Deutschland Holding AG	24,368	67
*	zooplus AG	349	66
	Duerr AG	1,970	65
*	AIXTRON SE	5,420	63
*	Jungheinrich AG Preference Shares	1,938	62
*	Aareal Bank AG	2,751	62
*	Wacker Chemie AG	587	57
[2]	DWS Group GmbH & Co. KGaA	1,444	57
	Fielmann AG	747	54
	Suedzucker AG	2,594	53
	Pfeiffer Vacuum Technology AG	249	49
*	Norma Group SE	1,475	48
	Stabilus SA	907	48
[2]	Befesa SA	1,070	45
*	CECONOMY AG	9,012	41
	Talanx AG	1,046	39

25

ESG International Stock ETF
		Shares	Market Value• ($000)
[2]	Deutsche Pfandbriefbank AG	5,268	38
	CropEnergies AG	2,396	35
*	Nordex SE	2,538	33
*	PATRIZIA AG	1,016	30
*	Traton SE	1,482	30
*	RTL Group SA	776	26
	Deutsche EuroShop AG	1,677	25
*	BayWa AG	684	24
*,2	Rocket Internet SE	1,067	24
	Krones AG	316	21
*	Draegerwerk AG & Co. KGaA Preference Shares	235	20
*	DIC Asset AG	1,490	20
	New Work SE	68	20
*	Salzgitter AG	1,047	17
*	TLG Immobilien AG	776	16
*	Deutz AG	2,915	16
	Schaeffler AG Preference Shares	2,248	15
	KWS Saat SE & Co. KGaA	157	14
*	Leoni AG	1,986	14
*	Wacker Neuson SE	574	11
	Hornbach Holding AG & Co. KGaA	99	11
	FUCHS PETROLUB SE Preference Shares	203	10
*	Koenig & Bauer AG	378	8
*	Draegerwerk AG & Co. KGaA	110	8
*	Washtec AG	87	4
*	Takkt AG	303	4
*	Kloeckner & Co. SE	727	4
*	Heidelberger Druckmaschinen AG	2,926	2
*	Corestate Capital Holding SA	123	2
			71,717
Greece (0.1%)
	Hellenic Telecommunications Organization SA	12,218	199
*	Eurobank Ergasias Services & Holdings SA	347,155	168
	JUMBO SA	6,366	111
*	Alpha Bank AE	162,829	109
*	Fourlis Holdings SA	11,757	56
*	National Bank of Greece SA	27,566	38
	Holding Co. ADMIE IPTO SA	11,577	31
*	Piraeus Bank SA	10,710	16
	Sarantis SA	1,078	11
*	GEK Terna Holding Real Estate Construction SA	1,145	8
*	Ellaktor SA	4,982	7
		Shares	Market Value• ($000)
*	LAMDA Development SA	930	6
	Aegean Airlines SA	945	4
			764
Hong Kong (2.4%)
	AIA Group Ltd.	750,400	7,688
	Hong Kong Exchanges & Clearing Ltd.	78,200	3,943
	Sun Hung Kai Properties Ltd.	91,500	1,228
	Techtronic Industries Co. Ltd.	93,500	1,184
	CK Asset Holdings Ltd.	198,500	1,077
*	China Mengniu Dairy Co. Ltd.	201,000	987
	Link REIT	120,400	958
	Hang Seng Bank Ltd.	56,800	893
	BOC Hong Kong Holdings Ltd.	269,500	764
	New World Development Co. Ltd.	137,750	714
	Hang Lung Properties Ltd.	236,000	665
*	Semiconductor Manufacturing International Corp.	194,000	613
[2]	WH Group Ltd.	656,500	566
	Lenovo Group Ltd.	762,000	508
	PCCW Ltd.	702,000	440
	Sino Land Co. Ltd.	368,000	428
	Power Assets Holdings Ltd.	71,000	406
	ASM Pacific Technology Ltd.	35,700	384
	Wharf Real Estate Investment Co. Ltd.	91,000	378
	AAC Technologies Holdings Inc.	58,000	365
	Hysan Development Co. Ltd.	114,000	360
	Swire Properties Ltd.	107,400	291
	Bank of East Asia Ltd.	128,000	288
	Xinyi Solar Holdings Ltd.	220,000	277
	MTR Corp. Ltd.	48,000	250
	Wharf Holdings Ltd.	119,000	232
	Hongkong Land Holdings Ltd.	53,000	203
	Tingyi Cayman Islands Holding Corp.	106,000	199
	Sun Art Retail Group Ltd.	126,000	164
	Vitasoy International Holdings Ltd.	46,000	164
	NWS Holdings Ltd.	187,000	159
[2]	Samsonite International SA	112,800	130
	Minth Group Ltd.	38,000	128
	Microport Scientific Corp.	28,000	127
	Henderson Land Development Co. Ltd.	28,400	112

26

ESG International Stock ETF
		Shares	Market Value• ($000)
	CK Infrastructure Holdings Ltd.	21,000	111
*	PRADA SpA	25,700	101
	Swire Pacific Ltd. Class B	105,000	95
	Man Wah Holdings Ltd.	64,800	90
	SITC International Holdings Co. Ltd.	54,000	71
	Yue Yuen Industrial Holdings Ltd.	32,000	55
*	Hong Kong Television Network Ltd.	40,000	54
	Swire Pacific Ltd. Class A	9,500	52
	IGG Inc.	43,000	50
	Hang Lung Group Ltd.	19,000	49
[2]	BOC Aviation Ltd.	6,300	47
	Uni-President China Holdings Ltd.	48,000	44
*,2	Razer Inc.	213,000	42
	Dairy Farm International Holdings Ltd.	9,900	41
	HKBN Ltd.	21,500	40
	Gemdale Properties & Investment Corp. Ltd.	220,000	39
*	COFCO Meat Holdings Ltd.	82,000	38
	China Travel International Investment Hong Kong Ltd.	228,000	34
	Chow Tai Fook Jewellery Group Ltd.	30,600	34
	Johnson Electric Holdings Ltd.	16,000	32
	Cafe de Coral Holdings Ltd.	14,000	32
	VTech Holdings Ltd.	5,300	31
	Fortune REIT	36,000	31
	Pou Sheng International Holdings Ltd.	120,000	30
	L'Occitane International SA	17,750	30
*,2	Xiabuxiabu Catering Management China Holdings Co. Ltd.	23,500	29
*	MMG Ltd.	104,000	28
*	Ju Teng International Holdings Ltd.	92,000	28
	Kerry Properties Ltd.	10,500	27
	BOE Varitronix Ltd.	89,000	27
	Champion REIT	50,000	26
	Cathay Pacific Airways Ltd.	26,181	21
	First Pacific Co. Ltd.	72,000	20
	Nexteer Automotive Group Ltd.	30,000	20
*	Towngas China Co. Ltd.	45,000	20
	Prosperity REIT	65,000	20
		Shares	Market Value• ($000)
	China Harmony Auto Holding Ltd.	44,000	20
	United Laboratories International Holdings Ltd.	16,000	19
*	China Silver Group Ltd.	154,000	19
	Kerry Logistics Network Ltd.	11,500	19
	CGN New Energy Holdings Co. Ltd.	102,000	18
[2]	FIT Hon Teng Ltd.	45,000	18
	Xinyi Energy Holdings Ltd.	52,000	18
	Value Partners Group Ltd.	32,000	15
*	Asia Cement China Holdings Corp.	15,000	15
[2]	IMAX China Holding Inc.	9,500	15
	Henderson Investment Ltd.	259,000	14
	Haitong International Securities Group Ltd.	50,000	13
	Lee's Pharmaceutical Holdings Ltd.	16,500	13
	K Wah International Holdings Ltd.	26,000	12
*	Truly International Holdings Ltd.	80,000	10
*	Goodbaby International Holdings Ltd.	70,000	10
*	FIH Mobile Ltd.	91,000	10
*	KuangChi Science Ltd.	120,000	10
	Canvest Environmental Protection Group Co. Ltd.	22,000	10
	Pacific Basin Shipping Ltd.	61,000	9
*	New World Department Store China Ltd.	52,000	9
*	China LNG Group Ltd.	276,000	9
	Inspur International Ltd.	34,000	9
	Giordano International Ltd.	48,000	8
	Beijing Tong Ren Tang Chinese Medicine Co. Ltd.	7,000	8
	Luk Fook Holdings International Ltd.	3,000	7
	EVA Precision Industrial Holdings Ltd.	112,000	7
*	Esprit Holdings Ltd.	52,700	6
*	Lifestyle China Group Ltd.	29,500	5
*	GCL New Energy Holdings Ltd.	284,000	5
*	Parkson Retail Group Ltd.	118,500	4
	CITIC Telecom International Holdings Ltd.	12,000	4
	Guotai Junan International Holdings Ltd.	25,000	4
*	HC Group Inc.	25,000	4

27

ESG International Stock ETF
		Shares	Market Value• ($000)
	Lifestyle International Holdings Ltd.	3,000	3
	Sa Sa International Holdings Ltd.	14,000	2
*	NewOcean Energy Holdings Ltd.	22,000	2
*,1	Camsing International Holding Ltd.	6,000	1
	NOVA Group Holdings Ltd. Class A	60,000	1
			29,197
Hungary (0.1%)
*	OTP Bank Nyrt.	17,838	601
	Richter Gedeon Nyrt.	19,063	464
			1,065
India (2.2%)
	Infosys Ltd.	225,996	2,847
	Housing Development Finance Corp. Ltd.	109,442	2,730
	Hindustan Unilever Ltd.	55,746	1,604
*	Bharti Airtel Ltd.	143,527	1,000
	Axis Bank Ltd.	143,342	968
	Maruti Suzuki India Ltd.	7,314	678
	HCL Technologies Ltd.	65,956	622
	Bajaj Finance Ltd.	11,055	525
	Sun Pharmaceutical Industries Ltd.	66,079	467
	Asian Paints Ltd.	17,201	444
	UltraTech Cement Ltd.	6,364	337
	Nestle India Ltd.	1,453	315
*,2	HDFC Life Insurance Co. Ltd.	40,393	315
*	State Bank of India	103,954	300
	Hero MotoCorp Ltd.	7,286	299
	Wipro Ltd.	79,104	292
	Dr Reddy's Laboratories Ltd.	4,796	278
*,2	Avenue Supermarts Ltd.	8,892	272
	Power Grid Corp. of India Ltd.	109,494	266
	Titan Co. Ltd.	17,537	262
[2]	Bandhan Bank Ltd.	62,526	260
*,2	SBI Life Insurance Co. Ltd.	21,949	247
	Eicher Motors Ltd.	7,590	216
*	UPL Ltd.	31,210	215
[2]	ICICI Lombard General Insurance Co. Ltd.	12,583	215
	Dabur India Ltd.	32,552	210
	Godrej Consumer Products Ltd.	23,625	209
	Bajaj Auto Ltd.	5,170	208
	ICICI Bank Ltd.	37,829	201
	Bajaj Finserv Ltd.	2,356	198
	Divi's Laboratories Ltd.	4,361	185
	Aurobindo Pharma Ltd.	16,643	182
		Shares	Market Value• ($000)
	Britannia Industries Ltd.	3,448	175
	Cipla Ltd.	17,986	174
	Info Edge India Ltd.	3,554	158
	Lupin Ltd.	12,067	152
	Grasim Industries Ltd.	16,093	148
*	Tata Consumer Products Ltd.	19,709	143
	Zee Entertainment Enterprises Ltd.	51,222	142
	Marico Ltd.	27,848	140
	Bharti Infratel Ltd.	50,773	137
	Jubilant Foodworks Ltd.	4,385	125
	Piramal Enterprises Ltd.	6,184	115
	Pidilite Industries Ltd.	5,899	113
	Shree Cement Ltd.	399	110
[2]	ICICI Prudential Life Insurance Co. Ltd.	18,626	107
	Apollo Hospitals Enterprise Ltd.	4,776	106
	Shriram Transport Finance Co. Ltd.	10,899	104
	Havells India Ltd.	12,295	103
[2]	InterGlobe Aviation Ltd.	6,097	99
	Muthoot Finance Ltd.	6,109	95
	Ambuja Cements Ltd.	32,852	94
	Berger Paints India Ltd.	12,670	93
	Balkrishna Industries Ltd.	4,899	88
	Biocon Ltd.	17,147	88
	Petronet LNG Ltd.	27,040	88
[2]	HDFC Asset Management Co. Ltd.	2,678	88
	Motherson Sumi Systems Ltd.	57,809	86
[2]	AU Small Finance Bank Ltd.	9,013	82
	Container Corp. of India Ltd.	15,422	82
	Torrent Pharmaceuticals Ltd.	2,245	81
	Page Industries Ltd.	312	81
	Cadila Healthcare Ltd.	15,404	78
	Persistent Systems Ltd.	5,774	75
	PI Industries Ltd.	2,925	73
	LIC Housing Finance Ltd.	17,480	72
	Colgate-Palmolive India Ltd.	3,897	72
	Ipca Laboratories Ltd.	2,778	71
*	Vodafone Idea Ltd.	513,757	71
	Crompton Greaves Consumer Electricals Ltd.	19,175	71
	Alkem Laboratories Ltd.	1,926	71
	Mphasis Ltd.	4,579	69
	Federal Bank Ltd.	91,967	69
	Mahindra & Mahindra Financial Services Ltd.	36,396	67

28

ESG International Stock ETF
		Shares	Market Value• ($000)
*	Max Financial Services Ltd.	8,293	66
*	Aavas Financiers Ltd.	3,433	66
	Indiabulls Housing Finance Ltd.	22,740	65
	Bosch Ltd.	366	64
[2]	Laurus Labs Ltd.	4,179	64
	Karnataka Bank Ltd.	101,832	63
[2]	RBL Bank Ltd.	23,376	62
	Oracle Financial Services Software Ltd.	1,472	61
	Torrent Power Ltd.	13,570	61
	WABCO India Ltd.	621	59
*	IDFC First Bank Ltd.	136,423	59
	Escorts Ltd.	3,926	58
[2]	Dr Lal PathLabs Ltd.	2,401	58
	AIA Engineering Ltd.	2,308	57
	Supreme Industries Ltd.	3,056	56
	DLF Ltd.	25,804	56
	V-Mart Retail Ltd.	2,166	56
	Natco Pharma Ltd.	5,497	56
	Karur Vysya Bank Ltd.	102,986	54
	South Indian Bank Ltd.	522,267	52
	Gillette India Ltd.	686	51
	Bajaj Holdings & Investment Ltd.	1,376	50
	PTC India Ltd.	62,288	50
	Rajesh Exports Ltd.	8,176	50
	Whirlpool of India Ltd.	1,705	49
	Gujarat Gas Ltd.	10,971	49
	Tata Communications Ltd.	4,060	48
	City Union Bank Ltd.	26,203	48
*	Fortis Healthcare Ltd.	26,836	48
	Jubilant Life Sciences Ltd.	4,321	46
	Coromandel International Ltd.	4,318	45
	NMDC Ltd.	33,248	44
	NHPC Ltd.	150,683	44
*	Godrej Properties Ltd.	3,572	44
	JK Cement Ltd.	2,115	43
	Bayer CropScience Ltd.	532	42
	Sundaram Finance Ltd.	1,937	42
	Birlasoft Ltd.	19,387	42
	Indraprastha Gas Ltd.	7,808	42
	Welspun Corp. Ltd.	28,252	41
	REC Ltd.	27,604	40
*	TeamLease Services Ltd.	1,237	40
	Minda Industries Ltd.	8,623	40
	Sterlite Technologies Ltd.	18,935	39
*	Union Bank of India	93,939	39
	SRF Ltd.	689	38
	Glenmark Pharmaceuticals Ltd.	5,969	38
	Kajaria Ceramics Ltd.	6,483	38
	Kansai Nerolac Paints Ltd.	5,851	38
		Shares	Market Value• ($000)
[2]	Endurance Technologies Ltd.	2,546	38
	India Cements Ltd.	23,758	37
	Coforge Ltd.	1,425	37
	Voltas Ltd.	4,174	36
	Indian Hotels Co. Ltd.	25,727	36
	Motilal Oswal Financial Services Ltd.	3,836	36
	eClerx Services Ltd.	3,730	36
	Bombay Burmah Trading Co.	1,987	36
	Castrol India Ltd.	22,166	36
	Pfizer Ltd.	569	35
	Gujarat Pipavav Port Ltd.	32,578	35
	Kaveri Seed Co. Ltd.	4,448	35
*	Bank of India	46,426	34
	Mahanagar Gas Ltd.	2,637	34
[2]	Nippon Life India Asset Management Ltd.	9,184	34
	Thermax Ltd.	3,199	33
	Exide Industries Ltd.	14,831	33
*	Indian Bank	37,677	33
*	Bajaj Consumer Care Ltd.	14,146	33
*	Bank of Baroda	49,418	33
	Hexaware Technologies Ltd.	5,940	32
	Alembic Pharmaceuticals Ltd.	2,469	32
	Manappuram Finance Ltd.	15,361	31
*	Canara Bank	21,499	31
	EIH Ltd.	25,799	31
*	Central Bank of India	127,759	31
*	Just Dial Ltd.	6,216	31
	Varun Beverages Ltd.	3,144	31
	Cholamandalam Financial Holdings Ltd.	5,210	31
	Dalmia Bharat Ltd.	3,043	31
	Chambal Fertilizers & Chemicals Ltd.	14,713	30
	ACC Ltd.	1,658	30
	Apollo Tyres Ltd.	18,078	30
	Phoenix Mills Ltd.	3,378	30
*,2	Quess Corp. Ltd.	6,083	30
*	Future Retail Ltd.	13,573	30
	Hindustan Zinc Ltd.	9,396	29
	Power Finance Corp. Ltd.	22,602	29
	Prestige Estates Projects Ltd.	8,675	29
	Emami Ltd.	5,851	28
	Tube Investments of India Ltd.	3,219	28
	Gateway Distriparks Ltd.	21,953	27
	Cholamandalam Investment & Finance Co. Ltd.	8,637	27
	Aarti Industries Ltd.	1,860	26

29

ESG International Stock ETF
		Shares	Market Value• ($000)
	Oberoi Realty Ltd.	4,948	26
[2]	PNB Housing Finance Ltd.	6,699	26
*	Punjab National Bank	55,410	26
	Welspun India Ltd.	34,874	26
	Ceat Ltd.	2,090	25
	TVS Motor Co. Ltd.	4,169	25
*	DCB Bank Ltd.	20,738	25
[2]	Godrej Agrovet Ltd.	3,739	25
	Vinati Organics Ltd.	1,827	25
	Strides Pharma Science Ltd.	2,916	24
	Godrej Industries Ltd.	4,019	24
	Multi Commodity Exchange of India Ltd.	1,119	24
	Redington India Ltd.	15,136	22
	Astral Poly Technik Ltd.	1,461	22
	Bata India Ltd.	1,235	22
*	Jammu & Kashmir Bank Ltd.	87,272	21
*	Dish TV India Ltd.	131,892	20
	Vakrangee Ltd.	53,438	20
*	Aditya Birla Capital Ltd.	24,373	20
	Polycab India Ltd.	1,680	20
	Indiabulls Ventures Ltd.	7,104	19
	Repco Home Finance Ltd.	7,818	19
	Ajanta Pharma Ltd.	957	19
*	Raymond Ltd.	4,638	18
	KRBL Ltd.	4,936	18
	Balrampur Chini Mills Ltd.	8,941	18
	Jindal Saw Ltd.	20,589	17
	PVR Ltd.	953	17
	Finolex Cables Ltd.	4,410	17
*	Indiabulls Real Estate Ltd.	20,012	17
	JM Financial Ltd.	13,905	16
	Avanti Feeds Ltd.	2,284	16
[2]	Dilip Buildcon Ltd.	3,182	16
*	IFCI Ltd.	159,540	15
	National Aluminium Co. Ltd.	30,294	15
	Rain Industries Ltd.	10,064	15
	Sundram Fasteners Ltd.	2,451	15
	TTK Prestige Ltd.	189	15
*	Mahindra CIE Automotive Ltd.	8,314	15
	IDFC Ltd.	37,895	14
*	TV18 Broadcast Ltd.	31,831	14
	Edelweiss Financial Services Ltd.	12,887	14
	Amara Raja Batteries Ltd.	1,430	14
	V-Guard Industries Ltd.	6,229	14
	Thomas Cook India Ltd.	27,523	13
	Symphony Ltd.	1,144	13
*	Aditya Birla Fashion & Retail Ltd.	7,007	13
	Care Ratings Ltd.	2,063	11
	Yes Bank Ltd.	54,048	11
		Shares	Market Value• ($000)
*	Sun Pharma Advanced Research Co. Ltd.	4,241	10
*	Equitas Holdings Ltd.	12,964	10
	DCM Shriram Ltd.	2,097	10
	Century Textiles & Industries Ltd.	1,877	9
	Sobha Ltd.	2,611	9
*	Future Consumer Ltd.	52,332	9
*	Suzlon Energy Ltd.	157,392	8
*	IRB Infrastructure Developers Ltd.	5,170	8
*	VA Tech Wabag Ltd.	2,896	8
[2]	Syngene International Ltd.	1,188	8
	Ramco Cements Ltd.	759	7
	NCC Ltd.	16,130	7
	NBCC India Ltd.	19,798	7
	HEG Ltd.	462	5
	Graphite India Ltd.	1,899	5
	Arvind Ltd.	9,750	4
*,1	Hemisphere Properties India Ltd.	1,129	3
*	Aarti Surfactants Ltd.	26	—
*	Minda Industries Ltd. Rights Exp. 09/08/2020	319	—
			26,542
Indonesia (0.4%)
	Bank Central Asia Tbk. PT	578,800	1,247
	Bank Rakyat Indonesia Persero Tbk. PT	3,585,500	864
	Telekomunikasi Indonesia Persero Tbk. PT	3,746,700	737
	Bank Mandiri Persero Tbk. PT	1,408,900	576
	Bank Negara Indonesia Persero Tbk. PT	796,200	279
	Charoen Pokphand Indonesia Tbk. PT	498,500	216
	Unilever Indonesia Tbk. PT	327,000	185
	Indofood Sukses Makmur Tbk. PT	232,300	122
	Kalbe Farma Tbk. PT	980,600	106
	Indah Kiat Pulp & Paper Corp. Tbk. PT	126,000	80
*	Barito Pacific Tbk. PT	1,119,200	64
	Indofood CBP Sukses Makmur Tbk. PT	83,300	59
*	Indocement Tunggal Prakarsa Tbk. PT	60,600	49
*	Tower Bersama Infrastructure Tbk. PT	522,900	47
	Bank BTPN Syariah Tbk. PT	145,900	39
*	XL Axiata Tbk. PT	228,900	38
	Ciputra Development Tbk. PT	675,800	36
*	Ace Hardware Indonesia Tbk. PT	262,800	28

30

ESG International Stock ETF
		Shares	Market Value• ($000)
	Summarecon Agung Tbk. PT	522,800	23
*	Jasa Marga Persero Tbk. PT	85,400	23
*	Japfa Comfeed Indonesia Tbk. PT	253,300	21
	Bank Pembangunan Daerah Jawa Barat Dan Banten Tbk. PT	269,900	20
	Pakuwon Jati Tbk. PT	699,000	20
	Surya Citra Media Tbk. PT	221,900	19
*	Mitra Adiperkasa Tbk. PT	369,500	17
*	Smartfren Telecom Tbk. PT	2,394,600	15
	Bank Tabungan Negara Persero Tbk. PT	94,700	10
*	Kresna Graha Investama Tbk. PT	1,209,300	10
	Media Nusantara Citra Tbk. PT	131,500	8
	Surya Semesta Internusa Tbk. PT	209,500	5
*	Matahari Department Store Tbk. PT	46,000	4
*	Agung Podomoro Land Tbk. PT	456,400	4
*	Panin Financial Tbk. PT	210,700	3
*	Wijaya Karya Persero Tbk. PT	39,500	3
*	Bumi Serpong Damai Tbk. PT	57,300	3
*	Bekasi Fajar Industrial Estate Tbk. PT	319,100	3
*	Siloam International Hospitals Tbk. PT	11,600	3
	Ramayana Lestari Sentosa Tbk. PT	41,400	2
*	Global Mediacom Tbk. PT	94,100	2
*,1	Trada Alam Minera Tbk. PT	477,100	2
*	PP Persero Tbk. PT	36,200	2
*	Waskita Karya Persero Tbk. PT	38,300	2
*	Sentul City Tbk. PT	96,500	—
			4,996
Ireland (0.2%)
	Kerry Group plc Class A	9,514	1,249
	Kingspan Group plc	12,794	1,097
	CRH plc (XDUB)	8,121	303
*	Bank of Ireland Group plc	61,083	137
	Glanbia plc	9,689	112
*	AIB Group plc	42,550	52
	Cairn Homes plc	15,088	14
	Dalata Hotel Group plc	4,099	13
	Irish Continental Group plc	1,849	7
			2,984
		Shares	Market Value• ($000)
Israel (0.4%)
*	Nice Ltd.	4,581	1,052
*	Teva Pharmaceutical Industries Ltd.	61,670	610
	Bank Hapoalim BM	77,436	468
	Bank Leumi Le-Israel BM	90,272	462
	Israel Discount Bank Ltd. Class A	124,100	397
	ICL Group Ltd.	56,957	212
	Mizrahi Tefahot Bank Ltd.	7,813	159
*	Tower Semiconductor Ltd.	6,390	126
*	Bezeq The Israeli Telecommunication Corp. Ltd.	109,927	125
	Azrieli Group Ltd.	1,452	78
*	Nova Measuring Instruments Ltd.	1,388	76
	Strauss Group Ltd.	1,873	55
	Electra Ltd.	99	45
	Shikun & Binui Ltd.	9,876	44
*	Shapir Engineering & Industry Ltd.	6,114	43
	Harel Insurance Investments & Financial Services Ltd.	5,789	42
	Sapiens International Corp. NV	983	33
	Matrix IT Ltd.	1,220	31
*	Hilan Ltd.	642	30
	Shufersal Ltd.	3,816	30
	FIBI Holdings Ltd.	1,143	30
	AudioCodes Ltd.	947	29
	Reit 1 Ltd.	7,284	29
	Isracard Ltd.	10,165	28
	Formula Systems 1985 Ltd.	272	25
*	Clal Insurance Enterprises Holdings Ltd.	1,957	19
*	Partner Communications Co. Ltd.	4,340	19
*	Cellcom Israel Ltd.	4,655	17
	Rami Levy Chain Stores Hashikma Marketing 2006 Ltd.	260	16
*	Kamada Ltd.	1,526	15
	Menora Mivtachim Holdings Ltd.	965	13
	IDI Insurance Co. Ltd.	493	13
	Kenon Holdings Ltd.	574	13
	Sella Capital Real Estate Ltd.	5,366	10
*	Allot Ltd.	857	9
*	AFI Properties Ltd.	304	8
	Gazit-Globe Ltd.	1,384	7
			4,418
Italy (1.3%)
*	Intesa Sanpaolo SpA	969,152	2,086

31

ESG International Stock ETF
		Shares	Market Value• ($000)
	Ferrari NV	8,559	1,671
*	UniCredit SpA	141,785	1,395
	Assicurazioni Generali SpA	72,207	1,122
	Terna Rete Elettrica Nazionale SpA	118,529	858
*	Fiat Chrysler Automobiles NV	70,559	782
*	FinecoBank Banca Fineco SpA	48,118	728
	Mediobanca Banca di Credito Finanziario SpA	69,333	603
*	Moncler SpA	15,483	600
	Telecom Italia SpA (Bearer)	1,150,124	544
*,2	Nexi SpA	28,373	505
	Tenaris SA	47,525	278
	Recordati Industria Chimica e Farmaceutica SpA	5,104	278
*	DiaSorin SpA	1,337	242
*	Amplifon SpA	6,521	217
[2]	Poste Italiane SpA	23,237	213
	ERG SpA	6,125	162
[2]	Infrastrutture Wireless Italiane SpA	15,834	154
*,2	doValue SpA	12,819	145
	Interpump Group SpA	4,119	144
*	Banco BPM SpA	81,211	137
*	ASTM SpA	6,526	133
*	Biesse SpA	7,479	125
	Azimut Holding SpA	6,210	121
	Italgas SpA	18,847	121
	Hera SpA	28,212	108
	Buzzi Unicem SpA (MTAA)	4,213	103
	Reply SpA	905	101
*	De' Longhi SpA	2,882	96
*	Unipol Gruppo SpA	19,546	94
*	IMA Industria Macchine Automatiche SpA	1,074	86
	Banca Mediolanum SpA	11,580	86
*,2	Pirelli & C SpA	18,044	78
*	Banca Generali SpA	2,385	73
*	Freni Brembo SpA	6,867	66
*	Cerved Group SpA	7,639	65
*	BPER Banca	22,380	61
[2]	Anima Holding SpA	13,911	61
	Webuild SpA	39,750	52
*	Banca Popolare di Sondrio SCPA	19,984	48
*	Societa Cattolica di Assicurazioni SC	7,874	47
*	Brunello Cucinelli SpA	1,493	47
	A2A SpA	29,717	43
	Tamburi Investment Partners SpA	6,237	42
*,2	Technogym SpA	4,712	42
		Shares	Market Value• ($000)
	UnipolSai Assicurazioni SpA	14,275	41
[2]	Carel Industries SpA	1,607	39
	Iren SpA	14,352	38
[2]	Enav SpA	8,501	36
*	Salvatore Ferragamo SpA	2,384	34
*	Telecom Italia SpA (Registered)	67,343	32
	Italmobiliare SpA	736	27
	Falck Renewables SpA	3,939	26
*	DeA Capital SpA	16,523	23
*	MARR SpA	1,358	21
*,2	RAI Way SpA	3,084	20
*	Immobiliare Grande Distribuzione SIIQ SpA	5,375	20
	Autogrill SpA	3,798	19
*	Banca Monte dei Paschi di Siena SpA	11,008	19
	Piaggio & C SpA	6,297	18
	Danieli & C Officine Meccaniche SpA	1,043	16
	Zignago Vetro SpA	1,065	16
*	Credito Emiliano SpA	2,712	14
*	Cairo Communication SpA	8,334	13
*	Arnoldo Mondadori Editore SpA	9,116	12
*	Juventus Football Club SpA	8,956	10
*,2	Banca Farmafactoring SpA	1,799	10
*	Tod's SpA	291	8
*	Datalogic SpA	523	7
*	Rizzoli Corriere Della Sera Mediagroup SpA	8,503	6
	Buzzi Unicem SpA (SGMX)	265	4
*,2	OVS SpA	2,886	3
*	Banca IFIS SpA	199	2
			15,297
Japan (17.8%)
	Toyota Motor Corp.	152,800	10,092
	SoftBank Group Corp.	102,100	6,316
	Sony Corp.	75,500	5,912
	Keyence Corp.	11,100	4,572
	Takeda Pharmaceutical Co. Ltd.	98,457	3,671
	Daiichi Sankyo Co. Ltd.	40,700	3,631
	Nintendo Co. Ltd.	6,600	3,553
	Mitsubishi UFJ Financial Group Inc.	747,600	3,119
	Recruit Holdings Co. Ltd.	81,600	3,093
	KDDI Corp.	106,200	3,087
	Shin-Etsu Chemical Co. Ltd.	24,100	2,929
	Nidec Corp.	32,500	2,728
	Honda Motor Co. Ltd.	106,600	2,714
	Kao Corp.	31,200	2,377

32

ESG International Stock ETF
	Shares	Market Value• ($000)
Tokyo Electron Ltd.	9,100	2,334
Murata Manufacturing Co. Ltd.	38,400	2,271
Sumitomo Mitsui Financial Group Inc.	77,100	2,267
Hoya Corp.	22,200	2,184
FANUC Corp.	12,400	2,175
Mizuho Financial Group Inc.	1,467,200	1,986
NTT DOCOMO Inc.	69,500	1,938
Tokio Marine Holdings Inc.	41,900	1,934
Astellas Pharma Inc.	122,900	1,928
Chugai Pharmaceutical Co. Ltd.	42,100	1,876
SMC Corp.	3,400	1,868
Fast Retailing Co. Ltd.	3,100	1,848
Fujitsu Ltd.	14,100	1,841
Oriental Land Co. Ltd.	13,500	1,832
Terumo Corp.	42,300	1,721
Nippon Telegraph & Telephone Corp.	74,400	1,693
Seven & i Holdings Co. Ltd.	51,100	1,649
M3 Inc.	28,100	1,628
Central Japan Railway Co.	10,700	1,604
Eisai Co. Ltd.	18,000	1,572
SoftBank Corp.	114,306	1,502
Kubota Corp.	80,800	1,459
Olympus Corp.	72,800	1,441
Panasonic Corp.	154,100	1,420
East Japan Railway Co.	21,600	1,406
Secom Co. Ltd.	14,800	1,401
Shiseido Co. Ltd.	23,800	1,384
Aeon Co. Ltd.	52,800	1,311
Sysmex Corp.	15,000	1,310
Mitsubishi Estate Co. Ltd.	81,800	1,280
Dai-ichi Life Holdings Inc.	81,100	1,229
Kyocera Corp.	20,700	1,188
Suzuki Motor Corp.	28,900	1,183
Nomura Holdings Inc.	224,300	1,152
Mitsui Fudosan Co. Ltd.	63,000	1,140
Daiwa House Industry Co. Ltd.	42,300	1,131
Z Holdings Corp.	168,400	1,121
Denso Corp.	26,300	1,106
Omron Corp.	15,100	1,106
Shionogi & Co. Ltd.	19,800	1,099
Canon Inc.	62,000	1,063
Unicharm Corp.	24,400	1,063
Japan Exchange Group Inc.	40,400	1,048
ORIX Corp.	84,200	1,047
Nippon Paint Holdings Co. Ltd.	12,100	1,039
Ono Pharmaceutical Co. Ltd.	34,100	1,030
	Shares	Market Value• ($000)
Bridgestone Corp.	32,300	1,023
FUJIFILM Holdings Corp.	21,500	1,023
Bandai Namco Holdings Inc.	16,000	993
Shimano Inc.	4,600	974
Pan Pacific International Holdings Corp.	39,400	928
Nitori Holdings Co. Ltd.	4,400	921
Nitto Denko Corp.	13,800	838
Sompo Holdings Inc.	22,300	838
Toyota Industries Corp.	14,400	836
Sekisui House Ltd.	41,400	818
Yamato Holdings Co. Ltd.	31,100	813
West Japan Railway Co.	15,100	794
Advantest Corp.	16,500	791
NEC Corp.	14,900	787
MS&AD Insurance Group Holdings Inc.	27,700	768
Sumitomo Electric Industries Ltd.	64,900	762
Ajinomoto Co. Inc.	40,000	746
Yaskawa Electric Corp.	20,200	725
TDK Corp.	6,900	715
Nexon Co. Ltd.	30,500	714
Yamaha Corp.	14,400	702
Asahi Kasei Corp.	83,000	695
Kintetsu Group Holdings Co. Ltd.	15,800	695
Sumitomo Realty & Development Co. Ltd.	22,900	675
Resona Holdings Inc.	179,700	661
Sumitomo Mitsui Trust Holdings Inc.	22,700	655
NTT Data Corp.	57,100	652
Santen Pharmaceutical Co. Ltd.	33,900	647
TOTO Ltd.	14,700	645
Daiwa Securities Group Inc.	142,400	642
Yakult Honsha Co. Ltd.	11,200	639
MINEBEA MITSUMI Inc.	36,800	637
Makita Corp.	13,700	633
Sekisui Chemical Co. Ltd.	38,700	619
Shimadzu Corp.	20,600	615
Aisin Seiki Co. Ltd.	17,700	607
Hamamatsu Photonics KK	13,300	606
MEIJI Holdings Co. Ltd.	7,400	598
Kyowa Kirin Co. Ltd.	23,100	597
Toyo Suisan Kaisha Ltd.	10,500	597
T&D Holdings Inc.	55,600	582
Mitsubishi Chemical Holdings Corp.	99,600	582
Pigeon Corp.	12,700	580
Tobu Railway Co. Ltd.	18,500	578
LIXIL Group Corp.	31,200	573
Azbil Corp.	18,200	572

33

ESG International Stock ETF
	Shares	Market Value• ($000)
SG Holdings Co. Ltd.	12,400	571
NH Foods Ltd.	12,400	562
Odakyu Electric Railway Co. Ltd.	21,800	540
Nagoya Railroad Co. Ltd.	19,100	533
Tokyu Corp.	39,600	530
Japan Post Holdings Co. Ltd.	68,900	510
Stanley Electric Co. Ltd.	17,700	505
Toho Co. Ltd. (Tokyo)	13,300	505
Yamaha Motor Co. Ltd.	32,000	502
Nisshin Seifun Group Inc.	30,300	500
Keihan Holdings Co. Ltd.	11,500	496
Sumitomo Chemical Co. Ltd.	151,800	492
Toray Industries Inc.	103,300	490
Dentsu Group Inc.	18,400	483
Bank of Kyoto Ltd.	11,200	477
Daifuku Co. Ltd.	5,400	475
Dai Nippon Printing Co. Ltd.	22,300	473
Haseko Corp.	34,400	469
Concordia Financial Group Ltd.	139,400	462
Mitsui Chemicals Inc.	19,600	460
Konami Holdings Corp.	11,900	458
NSK Ltd.	59,700	458
Chiba Bank Ltd.	87,500	453
Sohgo Security Services Co. Ltd.	9,700	453
Brother Industries Ltd.	27,200	450
SBI Holdings Inc.	19,800	450
Shizuoka Bank Ltd.	64,200	446
Hisamitsu Pharmaceutical Co. Inc.	9,600	443
Oji Holdings Corp.	98,100	443
Ricoh Co. Ltd.	59,400	443
Nissan Motor Co. Ltd.	109,400	441
Keikyu Corp.	29,400	439
Lion Corp.	20,400	433
COMSYS Holdings Corp.	15,100	422
Nomura Research Institute Ltd.	15,600	415
Hulic Co. Ltd.	45,600	415
Nissan Chemical Corp.	7,800	413
Taiheiyo Cement Corp.	16,200	411
Seiko Epson Corp.	34,400	410
Taiyo Yuden Co. Ltd.	15,200	409
Teijin Ltd.	25,900	406
Isuzu Motors Ltd.	40,400	399
SUMCO Corp.	29,100	395
Kuraray Co. Ltd.	38,600	394
Mazda Motor Corp.	61,100	389
Kurita Water Industries Ltd.	12,400	388
Yamada Denki Co. Ltd.	70,900	381
		Shares	Market Value• ($000)
	Air Water Inc.	27,000	379
	Anritsu Corp.	16,900	370
	Keio Corp.	6,000	363
	Marui Group Co. Ltd.	19,900	363
	Nissin Foods Holdings Co. Ltd.	3,600	360
	Kaken Pharmaceutical Co. Ltd.	7,600	352
	Disco Corp.	1,500	350
	Lasertec Corp.	4,600	348
	Nihon M&A Center Inc.	6,900	343
	Hankyu Hanshin Holdings Inc.	10,500	341
	MISUMI Group Inc.	13,000	341
	NGK Spark Plug Co. Ltd.	19,600	335
	Showa Denko KK	17,200	335
	Daito Trust Construction Co. Ltd.	3,700	328
	Aozora Bank Ltd.	18,100	324
	Kobayashi Pharmaceutical Co. Ltd.	3,500	312
	Alfresa Holdings Corp.	15,400	309
	Fukuoka Financial Group Inc.	18,600	307
	Coca-Cola Bottlers Japan Holdings Inc.	18,200	303
	Japan Airlines Co. Ltd.	14,900	295
	Alps Alpine Co. Ltd.	18,500	294
	CyberAgent Inc.	5,500	293
	Nikon Corp.	37,400	293
	Hikari Tsushin Inc.	1,200	290
	Rohm Co. Ltd.	4,400	283
*,3	ANA Holdings Inc.	11,200	279
	Otsuka Corp.	5,500	270
	Koito Manufacturing Co. Ltd.	5,500	266
	MonotaRO Co. Ltd.	6,400	253
	TIS Inc.	12,600	251
*	Renesas Electronics Corp.	39,600	249
	Welcia Holdings Co. Ltd.	5,800	248
	Sumitomo Dainippon Pharma Co. Ltd.	18,600	235
	Sinanen Holdings Co. Ltd.	8,200	229
	Sac's Bar Holdings Inc.	44,000	225
	Nippon Shinyaku Co. Ltd.	2,700	223
	GMO Payment Gateway Inc.	2,100	222
	Seibu Holdings Inc.	20,200	222
	Capcom Co. Ltd.	4,500	218
	Miura Co. Ltd.	5,100	209
	Hoshizaki Corp.	2,600	199
*	PeptiDream Inc.	4,900	199
	Ryohin Keikaku Co. Ltd.	12,600	197
	Skylark Holdings Co. Ltd.	12,200	194
	Kansai Paint Co. Ltd.	8,100	193

34

ESG International Stock ETF
		Shares	Market Value• ($000)
	Keisei Electric Railway Co. Ltd.	6,500	191
	Oracle Corp. Japan	1,600	188
	Kakaku.com Inc.	6,900	184
	Nabtesco Corp.	5,800	183
	Casio Computer Co. Ltd.	11,300	182
	Itochu Techno-Solutions Corp.	5,000	181
	NET One Systems Co. Ltd.	4,700	181
	Kyushu Railway Co.	8,000	176
	PC Depot Corp.	26,000	175
	Konica Minolta Inc.	54,000	174
	Nippon Express Co. Ltd.	2,900	171
	Ibiden Co. Ltd.	5,400	169
*	Tokyo Rope Manufacturing Co. Ltd.	34,200	167
	Tokyo Century Corp.	3,100	159
	Kose Corp.	1,300	153
	Japan Post Bank Co. Ltd.	18,700	150
	Cybozu Inc.	5,100	150
	Hirose Electric Co. Ltd.	1,300	147
	Rohto Pharmaceutical Co. Ltd.	4,500	143
	JSR Corp.	6,600	141
	Nichirei Corp.	5,200	136
	USS Co. Ltd.	7,900	133
	Ito En Ltd.	2,200	133
*	LINE Corp.	2,600	133
	Denka Co. Ltd.	4,700	132
	THK Co. Ltd.	5,600	131
	Taiyo Nippon Sanso Corp.	7,400	130
	Rinnai Corp.	1,400	130
	Matsumotokiyoshi Holdings Co. Ltd.	3,700	130
	Sushiro Global Holdings Ltd.	5,500	128
	K's Holdings Corp.	8,700	123
	Goldwin Inc.	1,700	123
	Shinsei Bank Ltd.	10,395	121
	Tokyu Fudosan Holdings Corp.	28,000	120
	Suzuken Co. Ltd.	3,200	119
	Hakuhodo DY Holdings Inc.	9,400	117
	Mebuki Financial Group Inc.	47,800	116
	Maezawa Kasei Industries Co. Ltd.	12,300	116
	Persol Holdings Co. Ltd.	7,400	115
	Nihon Kohden Corp.	3,300	113
	Asics Corp.	8,100	112
	House Foods Group Inc.	3,300	112
	Calbee Inc.	3,600	112
	Yamazaki Baking Co. Ltd.	6,600	108
	Kagome Co. Ltd.	3,400	106
		Shares	Market Value• ($000)
	Koei Tecmo Holdings Co. Ltd.	2,600	103
	Open House Co. Ltd.	2,900	103
	Lawson Inc.	2,000	99
	Ezaki Glico Co. Ltd.	2,300	98
	TechnoPro Holdings Inc.	1,800	96
	Sugi Holdings Co. Ltd.	1,300	94
	Medipal Holdings Corp.	4,900	94
	Tokyo Ohka Kogyo Co. Ltd.	1,900	93
	Amada Co. Ltd.	10,300	92
	Zensho Holdings Co. Ltd.	4,100	92
	Fancl Corp.	2,800	92
	FamilyMart Co. Ltd.	4,100	91
	Fujita Kanko Inc.	6,400	91
*	Right On Co. Ltd.	17,000	91
	Nihon Unisys Ltd.	3,100	89
	Kyowa Exeo Corp.	3,500	88
	SCSK Corp.	1,600	87
	Nankai Electric Railway Co. Ltd.	3,900	86
	BayCurrent Consulting Inc.	800	86
	Kyushu Financial Group Inc.	18,500	85
	Nishi-Nippon Railroad Co. Ltd.	2,900	84
	SCREEN Holdings Co. Ltd.	1,700	83
	Hino Motors Ltd.	12,400	83
	Morinaga Milk Industry Co. Ltd.	1,700	83
	Japan Post Insurance Co. Ltd.	5,039	81
	Isetan Mitsukoshi Holdings Ltd.	14,300	79
	Ain Holdings Inc.	1,200	78
	J Front Retailing Co. Ltd.	11,300	78
	Sumitomo Forestry Co. Ltd.	4,800	77
	Tokyo Tatemono Co. Ltd.	6,300	77
	Toyo Seikan Group Holdings Ltd.	6,700	75
	Aica Kogyo Co. Ltd.	2,200	75
	Acom Co. Ltd.	19,000	74
	Iyo Bank Ltd.	11,600	74
	Tokai Carbon Co. Ltd.	7,900	74
	Nomura Real Estate Holdings Inc.	3,900	74
	Chugoku Bank Ltd.	7,900	73
	Seino Holdings Co. Ltd.	4,800	73
	Izumi Co. Ltd.	1,800	70
	JTEKT Corp.	9,100	70
	FP Corp.	900	69
	Taisho Pharmaceutical Holdings Co. Ltd.	1,100	68
	Furukawa Electric Co. Ltd.	2,800	67

35

ESG International Stock ETF
		Shares	Market Value• ($000)
	Sawai Pharmaceutical Co. Ltd.	1,300	67
	Toyo Tire Corp.	4,000	67
	GMO internet Inc.	2,500	67
	Maruichi Steel Tube Ltd.	2,500	67
	Kewpie Corp.	3,400	64
	Zenkoku Hosho Co. Ltd.	1,800	64
	Showa Corp.	3,000	64
	Sotetsu Holdings Inc.	2,300	63
	Hiroshima Bank Ltd.	12,100	61
	Benesse Holdings Inc.	2,400	61
	Hachijuni Bank Ltd.	15,900	61
	Keihin Corp.	2,500	61
	NOK Corp.	5,500	60
*	Intage Holdings Inc.	6,900	60
	Nitto Boseki Co. Ltd.	1,500	60
	Morinaga & Co. Ltd.	1,600	59
	Nifco Inc.	2,300	59
	DeNA Co. Ltd.	3,700	59
	Seven Bank Ltd.	23,500	59
	Shimamura Co. Ltd.	700	58
	Ulvac Inc.	1,600	57
	Takara Bio Inc.	2,100	57
	Ushio Inc.	4,500	56
	Fukuyama Transporting Co. Ltd.	1,100	54
	NEC Networks & System Integration Corp.	2,800	52
	Nippon Kanzai Co. Ltd.	2,700	51
	Shiga Bank Ltd.	2,200	51
	DIC Corp.	2,100	50
	Dowa Holdings Co. Ltd.	1,600	50
	ADEKA Corp.	3,400	50
	Iwatani Corp.	1,400	50
	Daicel Corp.	6,800	49
	Hitachi Transport System Ltd.	1,400	49
	Nippon Kayaku Co. Ltd.	5,000	49
	Yoshinoya Holdings Co. Ltd.	2,500	49
	Rengo Co. Ltd.	6,700	49
	AEON Financial Service Co. Ltd.	5,400	48
	Ariake Japan Co. Ltd.	700	48
	Nagase & Co. Ltd.	3,700	48
	Yamaguchi Financial Group Inc.	7,300	48
	Daido Steel Co. Ltd.	1,400	47
	Daiichikosho Co. Ltd.	1,500	47
	Gunma Bank Ltd.	14,300	47
	Nippo Corp.	1,800	47
	Yaoko Co. Ltd.	600	47
	Anicom Holdings Inc.	1,100	47
	Sankyu Inc.	1,100	46
	Toyobo Co. Ltd.	3,200	46
	Sharp Corp.	3,600	45
	Shares	Market Value• ($000)
Aeon Mall Co. Ltd.	3,300	44
OSG Corp.	3,000	44
Sanwa Holdings Corp.	4,400	44
Kenedix Inc.	9,000	44
Tokuyama Corp.	1,900	44
DMG Mori Co. Ltd.	3,400	43
JCR Pharmaceuticals Co. Ltd.	400	43
Takuma Co. Ltd.	2,700	43
H.U. Group Holdings Inc.	1,700	42
Nippon Shokubai Co. Ltd.	800	42
Mitsubishi Logistics Corp.	1,400	42
OKUMA Corp.	900	41
Jeol Ltd.	1,400	41
Zeon Corp.	3,800	40
GS Yuasa Corp.	2,400	40
CKD Corp.	2,900	40
Jafco Co. Ltd.	1,000	40
Kiyo Bank Ltd.	2,700	40
Mitsubishi UFJ Lease & Finance Co. Ltd.	8,300	39
Hitachi Capital Corp.	1,600	39
Yokohama Rubber Co. Ltd.	2,500	39
Kurimoto Ltd.	2,200	39
Lintec Corp.	1,600	38
TS Tech Co. Ltd.	1,300	38
Pola Orbis Holdings Inc.	2,100	38
Awa Bank Ltd.	1,700	38
Nissin Kogyo Co. Ltd.	1,800	38
As One Corp.	300	38
Milbon Co. Ltd.	700	38
MOS Food Services Inc.	1,400	38
Fujitsu General Ltd.	1,400	37
Sumitomo Rubber Industries Ltd.	3,900	37
Wacoal Holdings Corp.	2,100	37
Ryoyo Electro Corp.	1,300	37
Shinko Electric Industries Co. Ltd.	2,500	37
Kisoji Co. Ltd.	1,600	36
Toyoda Gosei Co. Ltd.	1,600	35
Systena Corp.	2,200	35
Toagosei Co. Ltd.	3,500	34
Megmilk Snow Brand Co. Ltd.	1,500	34
Fujimori Kogyo Co. Ltd.	900	34
Nishimatsu Construction Co. Ltd.	1,800	34
Shimachu Co. Ltd.	1,200	34
Shoei Co. Ltd.	1,100	34
Asahi Holdings Inc.	1,000	34
Toyo Ink SC Holdings Co. Ltd.	1,900	33
Nipro Corp.	2,800	32
Hokuhoku Financial Group Inc.	3,400	32

36

ESG International Stock ETF
		Shares	Market Value• ($000)
	Fujikura Kasei Co. Ltd.	6,600	32
	Kokuyo Co. Ltd.	2,900	32
	Paramount Bed Holdings Co. Ltd.	800	32
	Glory Ltd.	1,500	31
	Kyudenko Corp.	1,100	31
	Hokkoku Bank Ltd.	1,100	31
	Tokyo Seimitsu Co. Ltd.	1,000	31
	Japan Material Co. Ltd.	2,300	31
*	Aiful Corp.	12,400	30
	Nippon Electric Glass Co. Ltd.	1,600	30
	Shinwa Co. Ltd.	1,600	30
	OBIC Business Consultants Co. Ltd.	500	30
	Fuso Pharmaceutical Industries Ltd.	1,200	30
	Kyokuyo Co. Ltd.	1,200	30
	Ringer Hut Co. Ltd.	1,300	30
	TOKAI Holdings Corp.	3,100	30
	77 Bank Ltd.	2,000	29
	Ichibanya Co. Ltd.	600	29
	Heiwa Real Estate Co. Ltd.	1,100	29
	Key Coffee Inc.	1,400	29
	Hazama Ando Corp.	4,300	29
	Sumitomo Osaka Cement Co. Ltd.	900	29
	Kaneka Corp.	1,100	28
	Hiday Hidaka Corp.	1,700	28
	Zuiko Corp.	2,800	28
	cocokara fine Inc.	500	28
	Nippon Light Metal Holdings Co. Ltd.	15,900	28
	NHK Spring Co. Ltd.	4,300	27
	Colowide Co. Ltd.	1,700	27
	Hokkan Holdings Ltd.	2,000	27
	Infocom Corp.	800	27
	Shochiku Co. Ltd.	200	27
	Showa Sangyo Co. Ltd.	800	27
	Toho Holdings Co. Ltd.	1,400	27
	Yushiro Chemical Industry Co. Ltd.	2,300	27
	Citizen Watch Co. Ltd.	8,300	26
	Fuji Oil Holdings Inc.	900	26
	Chuetsu Pulp & Paper Co. Ltd.	1,900	26
	Shizuoka Gas Co. Ltd.	3,200	26
	Organo Corp.	500	26
	Morita Holdings Corp.	1,400	26
	Nippon Densetsu Kogyo Co. Ltd.	1,300	26
	Artnature Inc.	4,400	26
	Toyota Boshoku Corp.	1,800	25
	Fuji Seal International Inc.	1,400	25
	KFC Holdings Japan Ltd.	900	25
		Shares	Market Value• ($000)
	Achilles Corp.	1,500	25
	Ogaki Kyoritsu Bank Ltd.	1,200	25
	Sanrio Co. Ltd.	1,500	25
	KYORIN Holdings Inc.	1,300	25
	Takashimaya Co. Ltd.	3,000	24
	Nippon Paper Industries Co. Ltd.	1,900	24
	Daiseki Co. Ltd.	1,000	24
	Nojima Corp.	800	24
	Nippon Seiki Co. Ltd.	2,300	24
	Okura Industrial Co. Ltd.	1,600	24
	Sumitomo Bakelite Co. Ltd.	900	24
	Itoham Yonekyu Holdings Inc.	3,400	23
	Fujiya Co. Ltd.	1,100	23
	Eizo Corp.	600	23
	Meiko Network Japan Co. Ltd.	3,200	23
	Nagaileben Co. Ltd.	900	23
*	Sagami Holdings Corp.	1,800	23
	Toho Co. Ltd. (Kobe)	1,300	23
	Daito Pharmaceutical Co. Ltd.	700	23
	North Pacific Bank Ltd.	10,800	23
	Maruwa Unyu Kikan Co. Ltd.	600	23
	Joyful Honda Co. Ltd.	1,600	23
	Nisshinbo Holdings Inc.	3,200	22
	NTN Corp.	11,400	22
	Aiphone Co. Ltd.	1,700	22
	Chuo Spring Co. Ltd.	900	22
	Iriso Electronics Co. Ltd.	600	22
	Riken Keiki Co. Ltd.	900	22
	Taikisha Ltd.	800	22
	Toyo Corp.	2,400	22
	Transcosmos Inc.	800	22
	Earth Corp.	300	22
	Mirait Holdings Corp.	1,600	22
	Kintetsu World Express Inc.	1,000	21
	Digital Garage Inc.	700	21
	Kato Sangyo Co. Ltd.	600	21
	Toshiba TEC Corp.	500	21
	Tsubakimoto Chain Co.	900	21
	Outsourcing Inc.	2,600	21
	Daishi Hokuetsu Financial Group Inc.	1,100	21
	Maeda Road Construction Co. Ltd.	1,100	20
	Argo Graphics Inc.	600	20
	en-japan Inc.	700	20
	Furuno Electric Co. Ltd.	2,200	20
	Kumiai Chemical Industry Co. Ltd.	2,100	20
	Kyodo Printing Co. Ltd.	800	20

37

ESG International Stock ETF
		Shares	Market Value• ($000)
	NichiiGakkan Co. Ltd.	1,300	20
	Nissin Corp.	1,300	20
	Rock Field Co. Ltd.	1,600	20
	Shinko Shoji Co. Ltd.	2,400	20
	Torishima Pump Manufacturing Co. Ltd.	2,600	20
	Totetsu Kogyo Co. Ltd.	800	20
	Takamiya Co. Ltd.	4,200	20
	ValueCommerce Co. Ltd.	600	20
	Restar Holdings Corp.	1,100	20
	Tokai Tokyo Financial Holdings Inc.	8,000	19
	ASKUL Corp.	600	19
*	Kappa Create Co. Ltd.	1,400	19
	Nichi-iko Pharmaceutical Co. Ltd.	1,700	19
	Nihon Parkerizing Co. Ltd.	2,000	19
	Nissan Shatai Co. Ltd.	2,100	19
	Tocalo Co. Ltd.	1,900	19
	Riken Technos Corp.	5,300	19
	Ryoden Corp.	1,400	19
	Senko Group Holdings Co. Ltd.	2,100	19
	Kansai Mirai Financial Group Inc.	4,500	19
	Fujikura Ltd.	6,200	18
	Mabuchi Motor Co. Ltd.	500	18
	Keihanshin Building Co. Ltd.	1,300	18
	Mitsubishi Paper Mills Ltd.	5,800	18
	Mitsuuroko Group Holdings Co. Ltd.	1,700	18
	Mochida Pharmaceutical Co. Ltd.	500	18
	Nanto Bank Ltd.	1,000	18
	Sanyo Denki Co. Ltd.	400	18
	Tachibana Eletech Co. Ltd.	1,000	18
	Strike Co. Ltd.	400	18
	Alpha Systems Inc.	500	17
	Ehime Bank Ltd.	1,600	17
	Japan Securities Finance Co. Ltd.	3,400	17
	Marudai Food Co. Ltd.	1,000	17
	Tokyo Electron Device Ltd.	600	17
	Bank of Okinawa Ltd.	600	17
	ST Corp.	900	17
	San-In Godo Bank Ltd.	3,500	17
	TKC Corp.	300	17
	Create Restaurants Holdings Inc.	2,800	17
	Tokushu Tokai Paper Co. Ltd.	400	17
	Broadleaf Co. Ltd.	3,600	17
	Yamashin-Filter Corp.	1,500	17
	Fujio Food Group Inc.	1,400	17
		Shares	Market Value• ($000)
	Exedy Corp.	1,200	16
*	Kawasaki Kisen Kaisha Ltd.	1,400	16
	Fukui Bank Ltd.	1,000	16
	Hokuto Corp.	800	16
	Maruzen Showa Unyu Co. Ltd.	500	16
	Nippon Suisan Kaisha Ltd.	3,600	16
	Noritake Co. Ltd.	500	16
	Oita Bank Ltd.	700	16
	Daihen Corp.	400	16
	Tsugami Corp.	1,500	16
	Tokyo Kiraboshi Financial Group Inc.	1,500	16
	Japan Lifeline Co. Ltd.	1,100	15
	Aichi Bank Ltd.	500	15
	Hodogaya Chemical Co. Ltd.	300	15
	Ines Corp.	1,200	15
	Mitsui-Soko Holdings Co. Ltd.	900	15
	Plenus Co. Ltd.	900	15
	Ryosan Co. Ltd.	800	15
	Tadano Ltd.	1,800	15
	Topcon Corp.	1,900	15
	WATAMI Co. Ltd.	1,500	15
	Japan Transcity Corp.	3,200	15
	G-7 Holdings Inc.	500	15
	Belc Co. Ltd.	200	14
	Keiyo Bank Ltd.	3,100	14
	Fuso Chemical Co. Ltd.	400	14
	Axial Retailing Inc.	300	14
	Mandom Corp.	900	14
	Mizuno Corp.	800	14
	Optex Group Co. Ltd.	1,100	14
	Saibu Gas Co. Ltd.	600	14
	Yokogawa Bridge Holdings Corp.	800	14
	JCU Corp.	400	14
	TOMONY Holdings Inc.	4,400	14
*	RENOVA Inc.	1,300	14
	Feed One Co. Ltd.	7,900	14
	Autobacs Seven Co. Ltd.	1,000	13
	Bank of the Ryukyus Ltd.	1,500	13
	Toppan Forms Co. Ltd.	1,400	13
	Hioki EE Corp.	400	13
	Kenko Mayonnaise Co. Ltd.	800	13
	Kita-Nippon Bank Ltd.	800	13
	Kyosan Electric Manufacturing Co. Ltd.	2,800	13
	Studio Alice Co. Ltd.	900	13
*	Leopalace21 Corp.	7,300	13
	Nitta Corp.	600	13
	Hyakugo Bank Ltd.	4,200	13
	Rokko Butter Co. Ltd.	800	13

38

ESG International Stock ETF
		Shares	Market Value• ($000)
	San-Ai Oil Co. Ltd.	1,500	13
	Monex Group Inc.	5,000	13
	Mizuho Leasing Co. Ltd.	500	13
	Duskin Co. Ltd.	500	13
	ARTERIA Networks Corp.	800	13
	Fixstars Corp.	1,200	13
	Matsui Securities Co. Ltd.	1,300	12
	Happinet Corp.	1,000	12
	Ichiyoshi Securities Co. Ltd.	2,700	12
	Tsukuba Bank Ltd.	7,900	12
	Kitagawa Corp.	900	12
	Hyakujushi Bank Ltd.	700	12
	Prima Meat Packers Ltd.	400	12
	T-Gaia Corp.	600	12
	Sanshin Electronics Co. Ltd.	700	12
	Shikoku Bank Ltd.	1,600	12
	Shimizu Bank Ltd.	800	12
	Shin Nippon Air Technologies Co. Ltd.	600	12
	Tochigi Bank Ltd.	8,000	12
	Toho Bank Ltd.	5,700	12
	Uchida Yoko Co. Ltd.	200	12
	Unipres Corp.	1,400	12
	Zojirushi Corp.	800	12
	Yonex Co. Ltd.	2,000	12
	Asahi Co. Ltd.	700	12
	Fuyo General Lease Co. Ltd.	200	12
	Japan Best Rescue System Co. Ltd.	1,300	12
	SB Technology Corp.	400	12
*	Raksul Inc.	400	12
	Tomy Co. Ltd.	1,400	11
	Central Sports Co. Ltd.	500	11
	Information Services International-Dentsu Ltd.	200	11
	Hosokawa Micron Corp.	200	11
	JP-Holdings Inc.	4,500	11
*	Mitsubishi Steel Manufacturing Co. Ltd.	2,100	11
	Sumitomo Warehouse Co. Ltd.	900	11
	Tonami Holdings Co. Ltd.	200	11
	Towa Bank Ltd.	1,700	11
	Toli Corp.	4,500	11
	Yushin Precision Equipment Co. Ltd.	1,700	11
	Starzen Co. Ltd.	300	11
	Kyokuto Securities Co. Ltd.	2,000	11
	Ohara Inc.	1,100	11
	Hirata Corp.	200	11
	Maruha Nichiro Corp.	500	11
	Aomori Bank Ltd.	500	10
		Shares	Market Value• ($000)
	Advan Co. Ltd.	800	10
	Megachips Corp.	500	10
	Teikoku Electric Manufacturing Co. Ltd.	900	10
	BML Inc.	400	10
	MTI Ltd.	1,400	10
	Daiichi Jitsugyo Co. Ltd.	300	10
*	Descente Ltd.	600	10
	Daisyo Corp.	800	10
	Fujibo Holdings Inc.	300	10
	Elematec Corp.	1,200	10
	Kanaden Corp.	800	10
	Kyokuto Kaihatsu Kogyo Co. Ltd.	800	10
	Maeda Corp.	1,400	10
	Micronics Japan Co. Ltd.	1,000	10
	Matsuyafoods Holdings Co. Ltd.	300	10
	Michinoku Bank Ltd.	1,000	10
	Miroku Jyoho Service Co. Ltd.	500	10
	Nissin Electric Co. Ltd.	900	10
	Nippon Koei Co. Ltd.	400	10
	Nippon Signal Co. Ltd.	1,000	10
	Okasan Securities Group Inc.	3,200	10
	Okuwa Co. Ltd.	700	10
	Okinawa Electric Power Co. Inc.	630	10
	Riken Vitamin Co. Ltd.	500	10
	Royal Holdings Co. Ltd.	600	10
	Takasago Thermal Engineering Co. Ltd.	700	10
	Pack Corp.	400	10
	Tsurumi Manufacturing Co. Ltd.	600	10
	Yokowo Co. Ltd.	400	10
	Gurunavi Inc.	1,600	10
	S-Pool Inc.	1,500	10
	Mie Kotsu Group Holdings Inc.	2,300	10
	World Co. Ltd.	700	10
	San ju San Financial Group Inc.	800	10
*	Japan Display Inc.	19,700	10
	Insource Co. Ltd.	400	10
	Bank of Saga Ltd.	800	9
	Fukushima Galilei Co. Ltd.	300	9
	Fuji Soft Inc.	200	9
	Godo Steel Ltd.	500	9
	Kureha Corp.	200	9
	Mitsui High-Tec Inc.	600	9
	Nichiden Corp.	500	9
	Nichiha Corp.	400	9
	Nisshin Oillio Group Ltd.	300	9

39

ESG International Stock ETF
		Shares	Market Value• ($000)
	Mitsubishi Logisnext Co. Ltd.	1,000	9
	SMK Corp.	400	9
	Shima Seiki Manufacturing Ltd.	600	9
	Doutor Nichires Holdings Co. Ltd.	600	9
	Monogatari Corp.	100	9
	Noevir Holdings Co. Ltd.	200	9
	CHIMNEY Co. Ltd.	700	9
	KH Neochem Co. Ltd.	400	9
	United Arrows Ltd.	500	8
	Central Glass Co. Ltd.	400	8
	Enplas Corp.	400	8
	Adastria Co. Ltd.	500	8
	Idec Corp.	500	8
	Noritsu Koki Co. Ltd.	500	8
	Dai-Dan Co. Ltd.	300	8
	SWCC Showa Holdings Co. Ltd.	800	8
	Tokai Corp.	400	8
	Shibaura Machine Co. Ltd.	400	8
	Toridoll Holdings Corp.	600	8
	Resorttrust Inc.	500	7
	Cosel Co. Ltd.	900	7
	Kohnan Shoji Co. Ltd.	200	7
	Neturen Co. Ltd.	1,500	7
	Oki Electric Industry Co. Ltd.	700	7
	Seiren Co. Ltd.	500	7
	UACJ Corp.	400	7
	Gree Inc.	1,600	7
	Orient Corp.	5,000	6
	Belluna Co. Ltd.	600	6
	Computer Engineering & Consulting Ltd.	400	6
	Gakken Holdings Co. Ltd.	400	6
*	KNT-CT Holdings Co. Ltd.	600	6
	Nippon Soda Co. Ltd.	200	6
	Ohsho Food Service Corp.	100	6
	Raito Kogyo Co. Ltd.	400	6
	Sanken Electric Co. Ltd.	300	6
	Shibuya Corp.	200	6
	Shinmaywa Industries Ltd.	700	6
	Taki Chemical Co. Ltd.	100	6
	Toa Corp.	400	6
	Towa Pharmaceutical Co. Ltd.	300	6
	Toyo Kanetsu KK	300	6
	Nextage Co. Ltd.	600	6
	Solasto Corp.	500	6
	Canon Marketing Japan Inc.	300	5
	H2O Retailing Corp.	700	5
	J Trust Co. Ltd.	2,100	5
	Chiyoda Integre Co. Ltd.	300	5
		Shares	Market Value• ($000)
	Eiken Chemical Co. Ltd.	300	5
	Kameda Seika Co. Ltd.	100	5
	Kanematsu Corp.	400	5
	Sumitomo Mitsui Construction Co. Ltd.	1,300	5
	Nissha Co. Ltd.	500	5
	Nitto Kogyo Corp.	300	5
	Pacific Industrial Co. Ltd.	500	5
	Sangetsu Corp.	300	5
	NS United Kaiun Kaisha Ltd.	400	5
	Sinko Industries Ltd.	400	5
	Daio Paper Corp.	400	5
	KAWADA TECHNOLOGIES Inc.	100	5
*	Vision Inc.	600	5
*	Akebono Brake Industry Co. Ltd.	2,700	4
	Musashi Seimitsu Industry Co. Ltd.	400	4
	IDOM Inc.	700	4
	Future Corp.	200	4
*	FDK Corp.	400	4
	Gunze Ltd.	100	4
	PAL GROUP Holdings Co. Ltd.	400	4
	Joshin Denki Co. Ltd.	200	4
	Kanamoto Co. Ltd.	200	4
	Nichicon Corp.	600	4
	Okamoto Industries Inc.	100	4
	Okamura Corp.	600	4
	Sanoh Industrial Co. Ltd.	600	4
*	Toho Zinc Co. Ltd.	200	4
	Yahagi Construction Co. Ltd.	500	4
	Sankyo Tateyama Inc.	500	4
	Obara Group Inc.	100	3
	Futaba Industrial Co. Ltd.	500	3
	Seiko Holdings Corp.	200	3
	Press Kogyo Co. Ltd.	1,000	3
	Macromill Inc.	400	3
	Ichikoh Industries Ltd.	400	2
*	Nippon Sheet Glass Co. Ltd.	600	2
	Nippon Thompson Co. Ltd.	500	2
	Riken Corp.	100	2
	Sumida Corp.	400	2
	Tamron Co. Ltd.	100	2
	Qol Holdings Co. Ltd.	200	2
	Koshidaka Holdings Co. Ltd.	500	2
*	Sanden Holdings Corp.	500	1
			214,813

40

ESG International Stock ETF
		Shares	Market Value• ($000)
Kuwait (0.2%)
	National Bank of Kuwait SAKP	381,799	1,075
	Kuwait Finance House KSCP	227,591	466
	Mobile Telecommunications Co. KSC	126,905	245
*	Agility Public Warehousing Co. KSC	83,061	170
	Gulf Bank KSCP	114,846	80
*	Warba Bank KSCP	73,617	48
	National Industries Group Holding SAK	83,406	42
	Kuwait International Bank KSCP	54,381	31
	Burgan Bank SAK	44,224	29
*	Alimtiaz Investment Group KSC	101,143	28
	Integrated Holding Co. KCSC	21,901	25
			2,239
Luxembourg (0.0%)
	Millicom International Cellular SA SDR	1	—
Malaysia (0.7%)
	Public Bank Bhd.	191,300	754
	Top Glove Corp. Bhd.	104,800	662
	Malayan Banking Bhd.	347,900	612
	Hartalega Holdings Bhd.	89,900	357
	CIMB Group Holdings Bhd.	433,600	343
*	Supermax Corp. Bhd.	55,892	298
	Sime Darby Plantation Bhd.	199,300	244
	Press Metal Aluminium Holdings Bhd.	194,300	243
	MISC Bhd.	118,900	217
	Petronas Chemicals Group Bhd.	162,300	212
	Maxis Bhd.	174,900	210
	DiGi.Com Bhd.	218,400	207
	IHH Healthcare Bhd.	155,000	199
	Axiata Group Bhd.	266,300	192
	Sime Darby Bhd.	364,000	191
	IOI Corp. Bhd.	154,900	166
	Nestle Malaysia Bhd.	4,900	164
	PPB Group Bhd.	33,800	146
	AMMB Holdings Bhd.	202,700	142
	Kossan Rubber Industries	35,300	136
	Hong Leong Bank Bhd.	35,600	120
	HAP Seng Consolidated Bhd.	67,400	116
	Petronas Gas Bhd.	29,000	115
	Kuala Lumpur Kepong Bhd.	20,000	108
		Shares	Market Value• ($000)
	RHB Bank Bhd.	89,600	98
	Gamuda Bhd.	113,400	92
	Frontken Corp. Bhd.	96,400	88
	QL Resources Bhd.	37,000	85
	Petronas Dagangan Bhd.	16,000	79
	TIME dotCom Bhd.	27,300	76
	Bursa Malaysia Bhd.	31,700	74
	VS Industry Bhd.	138,400	62
	Yinson Holdings Bhd.	40,300	61
	IJM Corp. Bhd.	203,900	59
	Inari Amertron Bhd.	109,500	59
	Telekom Malaysia Bhd.	58,382	58
	Malaysia Airports Holdings Bhd.	46,900	57
	Malakoff Corp. Bhd.	234,200	56
	Pavilion REIT	139,100	52
	Hong Leong Financial Group Bhd.	15,600	46
	Sunway Construction Group Bhd.	88,900	42
	Genting Plantations Bhd.	17,300	41
	Alliance Bank Malaysia Bhd.	76,900	40
*	Pentamaster Corp. Bhd.	34,350	39
	Westports Holdings Bhd.	40,900	36
	My EG Services Bhd.	96,900	35
	YTL Corp. Bhd.	208,900	34
*	FGV Holdings Bhd.	111,200	33
	Fraser & Neave Holdings Bhd.	4,400	32
	IGB REIT	58,200	26
	Bermaz Auto Bhd.	78,400	26
	Muhibbah Engineering M Bhd.	115,300	23
	Malaysia Building Society Bhd.	145,400	20
	Malaysian Resources Corp. Bhd.	157,800	19
	Sime Darby Property Bhd.	120,400	19
	Padini Holdings Bhd.	32,200	18
	KPJ Healthcare Bhd.	91,000	18
	IOI Properties Group Bhd.	76,300	17
	Scientex Bhd.	7,300	16
	AEON Credit Service M Bhd.	7,400	16
	Sunway Bhd.	45,500	15
	AirAsia Group Bhd.	90,800	14
	Leong Hup International Bhd.	68,700	14
*	Cahya Mata Sarawak Bhd.	36,800	13
*	UEM Sunrise Bhd.	131,300	13
	Pos Malaysia Bhd.	56,800	12
	SP Setia Bhd. Group	54,100	10
*	AirAsia X Bhd.	604,900	10

41

ESG International Stock ETF
		Shares	Market Value• ($000)
	Astro Malaysia Holdings Bhd.	44,400	8
			7,915
Mexico (0.5%)
	America Movil SAB de CV	1,924,841	1,169
	Fomento Economico Mexicano SAB de CV	144,823	843
	Wal-Mart de Mexico SAB de CV	297,900	715
	Grupo Financiero Banorte SAB de CV	206,500	714
	Grupo Bimbo SAB de CV Class A	258,534	478
	Cemex SAB de CV	1,366,000	438
[2]	Macquarie Mexico Real Estate Management SA de CV	247,163	287
	Grupo Elektra SAB de CV	3,455	189
	Grupo Aeroportuario del Pacifico SAB de CV Class B	22,600	176
	Gruma SAB de CV Class B	10,545	125
	Fibra Uno Administracion SA de CV	148,700	116
	Industrias Penoles SAB de CV	6,550	109
	Grupo Aeroportuario del Sureste SAB de CV Class B	7,955	90
*	Grupo Financiero Inbursa SAB de CV	112,500	82
*	Grupo Aeroportuario del Centro Norte SAB de CV Class B	17,600	80
	Infraestructura Energetica Nova SAB de CV	25,200	74
	Orbia Advance Corp. SAB de CV	45,900	74
	Coca-Cola Femsa SAB de CV	16,100	68
	Bolsa Mexicana de Valores SAB de CV	29,300	62
	PLA Administradora Industrial S de RL de CV	46,800	60
	Prologis Property Mexico SA de CV	27,574	55
	Kimberly-Clark de Mexico SAB de CV Class A	30,500	49
*	Telesites SAB de CV	61,300	46
*	Controladora Vuela Cia de Aviacion SAB de CV Class A	49,600	40
	Corp. Inmobiliaria Vesta SAB de CV	26,400	39
	Qualitas Controladora SAB de CV	9,100	36
*	Regional SAB de CV	14,000	35
		Shares	Market Value• ($000)
	Arca Continental SAB de CV	7,400	34
*,2	Banco del Bajio SA	41,500	33
	La Comer SAB de CV	21,500	33
*	Axtel SAB de CV	100,863	32
*	Alsea SAB de CV	29,400	30
*	Genomma Lab Internacional SAB de CV Class B	29,100	30
	Grupo Carso SAB de CV	12,700	25
	Gentera SAB de CV	76,600	25
*	Credito Real SAB de CV SOFOM ER	32,300	18
	Concentradora Fibra Danhos SA de CV	17,600	17
	El Puerto de Liverpool SAB de CV	5,800	15
	Grupo Cementos de Chihuahua SAB de CV	3,000	14
	Grupo Herdez SAB de CV	5,700	10
	Grupo Comercial Chedraui SA de CV	7,600	9
*	Hoteles City Express SAB de CV	35,200	9
	Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santand	14,300	9
*	Unifin Financiera SAB de CV	10,874	9
*	Grupo Rotoplas SAB de CV	8,023	6
	Grupo Lala SAB de CV Class B	4,300	3
			6,610
Netherlands (3.1%)
	ASML Holding NV	25,003	9,344
	Unilever NV	90,099	5,235
*,2	Adyen NV	1,655	2,790
*	Koninklijke Philips NV	57,471	2,720
*	Prosus NV	26,752	2,681
	Koninklijke Ahold Delhaize NV	68,088	2,048
	ING Groep NV	240,955	1,967
	Koninklijke DSM NV	11,589	1,856
	Wolters Kluwer NV	18,148	1,489
	Akzo Nobel NV	13,561	1,339
[3]	NN Group NV	18,799	707
	Koninklijke KPN NV	263,537	692
	Randstad NV	11,334	590
*	IMCD NV	5,295	562
	ASR Nederland NV	14,579	504
	ASM International NV	2,851	428
*	Galapagos NV	2,692	361
[3]	Aegon NV	122,180	338
	TKH Group NV	7,467	293
[2]	ABN AMRO Bank NV	25,782	245

42

ESG International Stock ETF
		Shares	Market Value• ($000)
*,2	Signify NV	6,239	208
	Koninklijke Vopak NV	3,642	200
	BE Semiconductor Industries NV	3,585	171
*	Corbion NV	3,018	139
*	Altice Europe NV Class B	31,062	137
*,2	Just Eat Takeaway.com NV (XAMS)	980	109
*	Boskalis Westminster	3,421	72
*,2	GrandVision NV	2,361	68
	PostNL NV	20,494	61
*,2	Basic-Fit NV	2,013	56
	APERAM SA	1,818	54
*	OCI NV	4,004	54
[2]	Flow Traders	1,304	51
[2]	Intertrust NV	2,233	40
*	Galapagos NV (OOTC)	165	22
	Eurocommercial Properties NV	1,732	21
	NSI NV	593	21
	Sligro Food Group NV	1,092	19
[2]	NIBC Holding NV	1,845	16
*	Altice Europe NV	3,147	14
*	Accell Group NV	378	11
*	TomTom NV	1,235	10
[3]	Wereldhave NV	895	7
	Vastned Retail NV	142	4
			37,754
New Zealand (0.4%)
	Fisher & Paykel Healthcare Corp. Ltd.	39,270	973
*	a2 Milk Co. Ltd.	58,273	727
	Spark New Zealand Ltd.	190,428	618
	Auckland International Airport Ltd.	112,352	500
	Contact Energy Ltd.	100,272	421
	Meridian Energy Ltd.	58,591	200
	Ryman Healthcare Ltd.	20,610	186
	Chorus Ltd.	17,258	98
	Infratil Ltd.	25,410	85
	EBOS Group Ltd.	5,104	79
	Mercury NZ Ltd.	20,861	73
*	Pushpay Holdings Ltd.	12,516	73
	Fletcher Building Ltd.	28,968	70
	Goodman Property Trust	41,081	64
	Summerset Group Holdings Ltd.	7,897	46
	Freightways Ltd.	4,706	24
	Precinct Properties New Zealand Ltd.	19,911	22
	Kiwi Property Group Ltd.	31,736	22
	Metlifecare Ltd.	4,706	19
	Heartland Group Holdings Ltd.	21,745	18
	Kathmandu Holdings Ltd.	19,078	16
	Argosy Property Ltd.	16,147	15
		Shares	Market Value• ($000)
	Air New Zealand Ltd.	15,173	14
	Vista Group International Ltd.	9,184	11
	Scales Corp. Ltd.	3,089	10
*	Synlait Milk Ltd.	1,759	8
	Tourism Holdings Ltd.	1,445	2
			4,394
Norway (0.5%)
*	DNB ASA	67,315	1,078
	Telenor ASA	44,900	731
	Mowi ASA	34,256	670
	Yara International ASA	14,951	626
*	Norsk Hydro ASA	141,127	450
*	Storebrand ASA	69,687	428
*	TOMRA Systems ASA	7,923	384
*	Schibsted ASA Class B	8,701	344
*	Adevinta ASA Class B	12,846	239
*	Bakkafrost P/F	2,692	168
*	NEL ASA	68,306	166
*	Nordic Semiconductor ASA	15,825	163
	Salmar ASA	2,436	132
*	Gjensidige Forsikring ASA	5,807	124
*,2	Scatec Solar ASA	3,873	84
[2]	Entra ASA	5,109	70
*	Norwegian Finans Holding ASA	8,395	64
*	Schibsted ASA Class A	1,314	57
	SpareBank 1 SMN	5,532	55
*	Borregaard ASA	3,331	49
*	Veidekke ASA	3,082	41
*	SpareBank 1 SR-Bank ASA	4,383	39
[2]	BW LPG Ltd.	8,413	39
	Leroy Seafood Group ASA	5,955	38
	Frontline Ltd.	4,078	32
*,3	Aker ASA Class A	648	30
*,2	Sbanken ASA	3,743	29
*	Atea ASA	1,925	23
	Austevoll Seafood ASA	1,525	14
	Grieg Seafood ASA	1,064	11
[2]	Elkem ASA	4,052	8
*,3	Norwegian Air Shuttle ASA	3,601	—
			6,386
Pakistan (0.0%)
*	SUI Southern Gas Co. Ltd.	865,102	90
	Lucky Cement Ltd.	16,400	61
	Millat Tractors Ltd.	9,500	51
	Bank Alfalah Ltd.	219,000	46
	MCB Bank Ltd.	43,000	44
	Fauji Cement Co. Ltd.	244,500	32
*	National Bank of Pakistan	134,500	30
	Habib Bank Ltd.	35,200	29
*	Hub Power Co. Ltd.	40,512	21
	Fauji Fertilizer Co. Ltd.	28,500	19

43

ESG International Stock ETF
		Shares	Market Value• ($000)
	DG Khan Cement Co. Ltd.	23,500	16
*	SUI Northern Gas Pipeline	41,500	16
	Searle Co. Ltd.	10,300	16
	Kot Addu Power Co. Ltd.	77,500	14
	Engro Corp. Ltd.	2,420	4
			489
Peru (0.0%)
	Cia de Minas Buenaventura SAA ADR	9,196	129
Philippines (0.2%)
	Ayala Land Inc.	490,300	291
	Ayala Corp.	19,230	291
	BDO Unibank Inc.	154,760	274
	Bank of the Philippine Islands	191,350	265
	PLDT Inc.	5,565	168
	Universal Robina Corp.	48,230	137
	International Container Terminal Services Inc.	54,740	118
	Globe Telecom Inc.	1,805	78
	Metropolitan Bank & Trust Co.	107,057	74
	Manila Electric Co.	10,810	60
	Security Bank Corp.	29,720	59
	Jollibee Foods Corp.	19,800	55
*	GT Capital Holdings Inc.	5,680	47
	Puregold Price Club Inc.	41,100	46
	Robinsons Retail Holdings Inc.	31,990	46
	Wilcon Depot Inc.	130,900	44
	Metro Pacific Investments Corp.	618,000	43
	Aboitiz Power Corp.	79,100	43
	Century Pacific Food Inc.	115,400	39
	Cebu Air Inc.	33,720	25
	Vista Land & Lifescapes Inc.	258,100	16
*	First Gen Corp.	25,500	13
	Nickel Asia Corp.	144,000	10
	Manila Water Co. Inc.	31,600	9
*	Filinvest Land Inc.	339,000	6
*,2	CEMEX Holdings Philippines Inc.	186,933	6
			2,263
Poland (0.2%)
	Powszechna Kasa Oszczednosci Bank Polski SA	77,913	455
*	CD Projekt SA	3,741	445
	Powszechny Zaklad Ubezpieczen SA	43,653	322
	Bank Polska Kasa Opieki SA	18,959	269
*	KGHM Polska Miedz SA	6,523	242
*,2	Dino Polska SA	2,300	139
		Shares	Market Value• ($000)
	Cyfrowy Polsat SA	9,908	77
	LPP SA	33	64
[2]	PLAY Communications SA	7,041	58
*	Orange Polska SA	26,078	51
*	Santander Bank Polska SA	1,183	49
*	Asseco Poland SA	2,077	40
*	Bank Millennium SA	36,166	30
	KRUK SA	676	27
	CCC SA	1,414	22
*	mBank SA	411	21
*	Alior Bank SA	5,709	21
	Warsaw Stock Exchange	1,564	19
*	AmRest Holdings SE	2,391	14
	Bank Handlowy w Warszawie SA	1,155	12
			2,377
Portugal (0.0%)
*	Jeronimo Martins SGPS SA	12,340	203
	REN - Redes Energeticas Nacionais SGPS SA	46,945	137
	EDP Renovaveis SA	7,131	122
	Banco Comercial Portugues SA	359,549	42
*	CTT-Correios de Portugal SA	11,496	36
*	NOS SGPS SA	4,992	20
	Mota-Engil SGPS SA	10,000	19
	Sonae SGPS SA	24,793	18
*	Navigator Co. SA	4,298	11
	Altri SGPS SA	1,635	8
			616
Qatar (0.2%)
	Qatar National Bank QPSC	276,671	1,367
	Industries Qatar QSC	106,871	289
	Masraf Al Rayan QSC	233,345	267
	Commercial Bank PSQC	125,897	144
	Mesaieed Petrochemical Holding Co.	245,875	143
	Qatar Fuel QSC	25,548	129
	Qatar International Islamic Bank QSC	48,781	115
	Qatar Gas Transport Co. Ltd.	151,402	113
	Ooredoo QPSC	46,405	84
	Barwa Real Estate Co.	87,894	82
*	Doha Bank QPSC	92,139	60
	Vodafone Qatar QSC	109,533	39
	United Development Co. QSC	80,662	28
	Medicare Group	10,926	23
			2,883
Russia (0.3%)
	Sberbank of Russia PJSC	631,830	1,930
	Polyus PJSC	1,364	332

44

ESG International Stock ETF
		Shares	Market Value• ($000)
	Magnit PJSC	4,166	249
	Mobile TeleSystems PJSC	41,220	188
	Moscow Exchange MICEX-RTS PJSC	77,780	144
	Inter RAO UES PJSC	1,910,000	135
	Novolipetsk Steel PJSC	50,210	105
	Sistema PJSFC	270,300	78
	VTB Bank PJSC GDR	84,419	77
	PhosAgro PJSC	2,035	76
	Detsky Mir PJSC	46,470	73
	Polyus PJSC GDR	557	68
	Rostelecom PJSC	48,710	64
	Mobile TeleSystems PJSC ADR	5,794	54
	RusHydro PJSC	5,089,000	50
	VTB Bank PJSC	92,410,000	44
	Aeroflot PJSC	33,650	37
	OGK-2 PJSC	3,581,000	36
	M.Video PJSC	4,770	36
	ENEL RUSSIA PJSC	2,829,000	35
	TGC-1 PJSC	209,400,000	33
	Unipro PJSC	864,000	31
	ROSSETI PJSC	1,524,000	30
	Rosseti Lenenergo PJSC Preference Shares	14,320	29
	Federal Grid Co. Unified Energy System PJSC	3,960,000	10
	Mosenergo PJSC	327,000	9
			3,953
Saudi Arabia (0.4%)
	Saudi Basic Industries Corp.	53,958	1,266
	Al Rajhi Bank	72,355	1,251
	National Commercial Bank	82,166	815
*	Saudi Arabian Mining Co.	21,904	230
	Almarai Co. JSC	14,509	208
	Savola Group	15,276	198
*	Etihad Etisalat Co.	24,115	172
	Arriyadh Development Co.	29,645	130
	Saudi Airlines Catering Co.	5,600	120
	Abdullah Al Othaim Markets Co.	3,091	103
	Saudia Dairy & Foodstuff Co.	1,634	80
	Yanbu Cement Co.	8,984	79
	Sahara International Petrochemical Co.	18,413	78
	Saudi Ground Services Co.	9,489	77
	Arabian Centres Co. Ltd.	10,712	73
*	Fawaz Abdulaziz Al Hokair & Co.	10,026	60
*	National Industrialization Co.	17,469	55
			4,995
		Shares	Market Value• ($000)
Singapore (0.8%)
	DBS Group Holdings Ltd.	118,800	1,821
	Oversea-Chinese Banking Corp. Ltd.	209,900	1,336
	United Overseas Bank Ltd.	83,500	1,197
	Singapore Telecommunications Ltd. (XSES)	434,800	734
	Singapore Exchange Ltd.	84,300	533
*	CapitaLand Ltd.	213,100	433
	Wilmar International Ltd.	132,687	424
	City Developments Ltd.	69,200	408
*	UOL Group Ltd.	80,500	388
	ComfortDelGro Corp. Ltd.	305,900	332
	Singapore Press Holdings Ltd.	248,000	198
	Mapletree Logistics Trust	118,300	180
	Singapore Airlines Ltd.	64,700	173
	Keppel DC REIT	59,128	126
	Venture Corp. Ltd.	8,000	117
	Frasers Logistics & Commercial Trust	109,789	108
	NetLink NBN Trust	102,000	73
	SATS Ltd.	23,700	52
	Ascendas India Trust	51,300	50
	Sembcorp Industries Ltd.	35,600	49
	Frasers Centrepoint Trust	25,400	47
*	Sembcorp Marine Ltd.	299,500	45
	Manulife US REIT	57,294	43
	Keppel Infrastructure Trust	76,700	31
	Parkway Life REIT	11,300	31
	ESR-REIT	98,161	29
	CapitaLand Retail China Trust	31,800	27
	Singapore Post Ltd.	36,200	19
	StarHub Ltd.	21,100	19
	Golden Agri-Resources Ltd.	168,800	18
	Sabana Shari'ah Compliant Industrial REIT	61,100	17
	CDL Hospitality Trusts	20,800	16
	First REIT	44,200	16
	First Resources Ltd.	15,300	15
	Soilbuild Business Space REIT	47,100	15
	Hutchison Port Holdings Trust	129,400	14
	Olam International Ltd.	14,300	14
	Raffles Medical Group Ltd.	23,700	14
	Lippo Malls Indonesia Retail Trust	145,300	12
	Far East Hospitality Trust	30,500	12
	Accordia Golf Trust	20,100	11
	Singapore Telecommunications Ltd.	6,300	11

45

ESG International Stock ETF
		Shares	Market Value• ($000)
	AIMS APAC REIT	11,300	10
	ARA LOGOS Logistics Trust	19,000	9
*,1	Eagle Hospitality Trust	38,000	5
*	Yoma Strategic Holdings Ltd.	20,000	4
[1]	Best World International Ltd.	3,000	3
*	Sembcorp Marine Ltd. Rights Exp. 09/02/2020	561,000	—
			9,239
South Africa (1.1%)
	Naspers Ltd.	26,400	4,814
	FirstRand Ltd.	322,470	717
	Gold Fields Ltd.	53,794	704
	Standard Bank Group Ltd.	84,505	525
	Impala Platinum Holdings Ltd.	52,089	480
	Bid Corp. Ltd.	28,281	466
	Sanlam Ltd.	112,466	362
	Capitec Bank Holdings Ltd.	6,428	316
	Clicks Group Ltd.	23,289	315
	Vodacom Group Ltd.	38,625	291
	Bidvest Group Ltd.	34,219	273
	Anglo American Platinum Ltd.	3,494	260
	Shoprite Holdings Ltd.	39,604	258
	Absa Group Ltd.	55,177	250
	SPAR Group Ltd.	25,680	245
	Remgro Ltd.	46,423	239
	AVI Ltd.	57,647	234
	Foschini Group Ltd.	49,020	221
*	Harmony Gold Mining Co. Ltd.	28,364	184
	Old Mutual Ltd.	277,970	183
	Mr Price Group Ltd.	26,027	177
	Growthpoint Properties Ltd.	242,761	175
	Nedbank Group Ltd.	29,574	167
	Tiger Brands Ltd.	16,213	165
*	Northam Platinum Ltd.	17,120	162
*	Aspen Pharmacare Holdings Ltd.	18,628	149
*	MultiChoice Group	22,797	130
	Discovery Ltd.	15,265	109
	NEPI Rockcastle plc	21,355	100
	Kumba Iron Ore Ltd.	2,524	79
	Redefine Properties Ltd.	431,631	63
	PSG Group Ltd.	18,993	50
	African Rainbow Minerals Ltd.	3,638	46
	Imperial Logistics Ltd.	21,373	43
	DRDGOLD Ltd.	24,680	37
*	Sappi Ltd.	27,516	36
		Shares	Market Value• ($000)
	Life Healthcare Group Holdings Ltd.	36,479	35
	Pick n Pay Stores Ltd.	12,743	31
	Woolworths Holdings Ltd.	16,628	31
	Netcare Ltd.	40,786	30
	Rand Merchant Investment Holdings Ltd.	16,193	29
	Transaction Capital Ltd.	22,385	24
	JSE Ltd.	2,651	19
	Resilient REIT Ltd.	8,399	19
*	Super Group Ltd.	16,852	18
	Fortress REIT Ltd. Class A	23,070	17
	AECI Ltd.	3,214	16
	Telkom SA SOC Ltd.	11,863	16
	KAP Industrial Holdings Ltd.	97,643	16
	Barloworld Ltd.	3,920	14
	Truworths International Ltd.	7,419	13
	DataTec Ltd.	9,473	12
	Coronation Fund Managers Ltd.	4,546	11
	Liberty Holdings Ltd.	2,847	10
	Santam Ltd.	637	9
	Momentum Metropolitan Holdings	10,419	9
[2]	Dis-Chem Pharmacies Ltd.	8,756	9
	RMB Holdings Ltd.	102,058	7
	EPP NV	15,500	7
	Motus Holdings Ltd.	3,936	6
	Hyprop Investments Ltd.	5,458	6
	Astral Foods Ltd.	453	4
*	Massmart Holdings Ltd.	2,664	4
	SA Corporate Real Estate Ltd.	52,269	3
	Lewis Group Ltd.	2,090	2
*	Nampak Ltd.	14,448	1
*	PPC Ltd.	14,109	1
			13,454
South Korea (3.6%)
	Samsung Electronics Co. Ltd.	268,067	12,172
	Samsung Electronics Co. Ltd. Preference Shares	83,134	3,321
	NAVER Corp.	8,130	2,201
	SK Hynix Inc.	32,068	2,027
	LG Chem Ltd.	3,019	1,878
*	Celltrion Inc.	6,468	1,614
	Samsung SDI Co. Ltd.	3,231	1,227
	Kakao Corp.	3,201	1,094
	KB Financial Group Inc.	23,892	741
	Hyundai Mobis Co. Ltd.	3,924	734
	Shinhan Financial Group Co. Ltd.	28,389	707

46

ESG International Stock ETF
		Shares	Market Value• ($000)
	LG Household & Health Care Ltd.	552	684
*,2	Samsung Biologics Co. Ltd.	801	523
	Hana Financial Group Inc.	17,850	422
	LG Electronics Inc.	5,524	391
*	Celltrion Healthcare Co. Ltd.	4,232	356
	LG Corp.	4,903	341
	Samsung Electro-Mechanics Co. Ltd.	3,089	323
	Samsung Fire & Marine Insurance Co. Ltd.	1,891	297
	Mirae Asset Daewoo Co. Ltd.	36,079	282
	Samsung SDS Co. Ltd.	1,875	248
	Woori Financial Group Inc.	33,358	237
	CJ CheilJedang Corp.	659	225
	Coway Co. Ltd.	3,064	206
	Amorepacific Corp.	1,392	196
	Seegene Inc.	867	193
	Samsung Securities Co. Ltd.	7,101	180
	Samsung Life Insurance Co. Ltd.	3,503	180
	SK Telecom Co. Ltd.	729	152
	BNK Financial Group Inc.	34,786	148
	Green Cross Corp.	636	142
*	Genexine Co. Ltd.	917	138
	Hanwha Solutions Corp.	4,071	137
	SK Telecom Co. Ltd. ADR	5,766	132
	Industrial Bank of Korea	18,629	127
*	LG Display Co. Ltd.	10,337	127
	Hanjin Kal Corp.	1,977	126
	Lotte Chemical Corp.	775	123
*,2	Netmarble Corp.	870	122
	Hyundai Glovis Co. Ltd.	952	116
*	Samsung Heavy Industries Co. Ltd.	26,059	113
	Amorepacific Corp. Preference Shares	2,230	112
	Hankook Tire & Technology Co. Ltd.	4,501	112
*	KMW Co. Ltd.	1,667	107
	SK Securities Co. Ltd.	168,085	106
	LG Innotek Co. Ltd.	851	104
	LG Uplus Corp.	10,240	103
	Hanmi Pharm Co. Ltd.	392	101
	DB Insurance Co. Ltd.	2,730	100
	Hyundai Steel Co.	4,196	88
*	Samsung Engineering Co. Ltd.	9,307	88
	Douzone Bizon Co. Ltd.	1,024	87
	Sam Young Electronics Co. Ltd.	11,789	83
	Hanon Systems	7,495	81
		Shares	Market Value• ($000)
	DB HiTek Co. Ltd.	2,669	80
	Chong Kun Dang Pharmaceutical Corp.	485	79
	LEENO Industrial Inc.	690	74
	Bukwang Pharmaceutical Co. Ltd.	2,284	73
	POSCO Chemical Co. Ltd.	941	70
*	HMM Co. Ltd.	13,811	67
	Kumho Petrochemical Co. Ltd.	798	67
*	Pharmicell Co. Ltd.	3,430	65
	Lotte Corp.	2,544	64
*	Hanall Biopharma Co. Ltd.	2,211	64
	Hyundai Marine & Fire Insurance Co. Ltd.	3,399	63
*	Hansol Holdings Co. Ltd.	21,213	62
*	Eusu Holdings Co. Ltd.	13,318	62
	AMOREPACIFIC Group	1,428	61
	Com2uSCorp	643	60
*	CJ Logistics Corp.	466	59
	Korea Asset In Trust Co. Ltd.	19,799	59
	Youlchon Chemical Co. Ltd.	4,389	57
	Ilyang Pharmaceutical Co. Ltd.	837	57
	DGB Financial Group Inc.	12,506	56
	S-1 Corp.	754	55
	KISCO Corp.	14,830	55
	Ecopro BM Co. Ltd.	422	55
	Hansol Chemical Co. Ltd.	395	54
	JB Financial Group Co. Ltd.	15,012	54
	DB Financial Investment Co. Ltd.	17,248	53
	Koh Young Technology Inc.	700	53
	DoubleUGames Co. Ltd.	858	53
	LG Electronics Inc. Preference Shares	1,903	52
	Hyundai Elevator Co. Ltd.	1,469	51
	Eugene Investment & Securities Co. Ltd.	16,946	51
	Samchully Co. Ltd.	817	50
	SK Materials Co. Ltd.	235	49
	KIWOOM Securities Co. Ltd.	540	49
	Daewoong Co. Ltd.	1,595	48
	Kolmar Korea Holdings Co. Ltd.	2,068	48
	Samyang Corp.	836	47
*	Hugel Inc.	344	47
	Eo Technics Co. Ltd.	486	46
*	OCI Co. Ltd.	852	46
*,1	Lotte Tour Development Co. Ltd.	2,873	46
	Hyundai Department Store Co. Ltd.	1,007	45

47

ESG International Stock ETF
		Shares	Market Value• ($000)
	JYP Entertainment Corp.	1,555	45
	Cheil Worldwide Inc.	2,880	44
*	Binex Co. Ltd.	1,451	44
	LG Household & Health Care Ltd. Preference Shares	73	43
	Mando Corp.	1,639	43
	KC Co. Ltd.	2,474	42
	NH Investment & Securities Co. Ltd.	5,595	42
	Meritz Fire & Marine Insurance Co. Ltd.	3,925	42
	Lotte Shopping Co. Ltd.	626	40
*	Enzychem Lifesciences Corp.	344	40
	Hanil Cement Co. Ltd.	597	40
	E1 Corp.	958	39
	Hanssem Co. Ltd.	478	39
	BGF retail Co. Ltd.	359	39
	Daishin Securities Co. Ltd.	4,420	38
	Modetour Network Inc.	3,999	38
[1]	Taeyoung Engineering & Construction Co. Ltd.	2,105	38
	Ecopro Co. Ltd.	957	38
*	Mezzion Pharma Co. Ltd.	269	38
*	Inscobee Inc.	20,202	37
	Samyang Holdings Corp.	688	37
	Cosmax Inc.	428	37
*	SFA Semicon Co. Ltd.	8,334	35
	Korean Reinsurance Co.	5,607	35
	Samsung Card Co. Ltd.	1,450	35
	Dae Han Flour Mills Co. Ltd.	236	34
*	SBS Media Holdings Co. Ltd.	21,095	34
	NS Shopping Co. Ltd.	3,459	34
*	WONIK IPS Co. Ltd.	1,267	34
	Interpark Corp.	19,256	33
	Dongwon Industries Co. Ltd.	174	33
	L&F Co. Ltd.	926	33
*	LegoChem Biosciences Inc.	734	33
*	ST Pharm Co. Ltd.	603	33
*	GemVax & Kael Co. Ltd.	1,713	32
*	HLB Life Science Co. Ltd.	2,140	32
	Youngone Corp.	1,194	32
	Hansol Paper Co. Ltd.	2,818	32
	Samsung Fire & Marine Insurance Co. Ltd. Preference Shares	286	31
*	Aprogen pharmaceuticals Inc.	23,400	31
	Ahnlab Inc.	576	31
*	Korea Line Corp.	2,290	31
	NICE Holdings Co. Ltd.	1,978	31
	Posco ICT Co. Ltd.	8,529	31
		Shares	Market Value• ($000)
	KC Tech Co. Ltd.	1,832	31
*	ABLBio Inc.	1,033	31
*	Duk San Neolux Co. Ltd.	1,094	31
	Jusung Engineering Co. Ltd.	5,447	30
	Huchems Fine Chemical Corp.	1,974	30
*	CUROCOM Co. Ltd.	15,418	30
*	Gamevil Inc.	1,069	30
	Kolmar Korea Co. Ltd.	787	30
	F&F Co. Ltd.	362	29
	Hanjin Transportation Co. Ltd.	786	29
[1]	DongKook Pharmaceutical Co. Ltd.	225	29
	Hyundai Home Shopping Network Corp.	528	29
	Maeil Dairies Co. Ltd.	514	29
	Zinus Inc.	413	29
	Binggrae Co. Ltd.	566	28
	TK Corp.	5,057	28
	Sebang Global Battery Co. Ltd.	1,217	28
	NICE Information Service Co. Ltd.	1,830	28
	Dong-A Socio Holdings Co. Ltd.	303	28
	IS Dongseo Co. Ltd.	743	28
	Korea Real Estate Investment & Trust Co. Ltd.	19,485	28
*	Yuanta Securities Korea Co. Ltd.	11,217	28
*	Innox Advanced Materials Co. Ltd.	658	28
*	NHN Corp.	442	27
	Doosan Bobcat Inc.	1,158	26
	LOTTE Fine Chemical Co. Ltd.	694	26
*	Webzen Inc.	892	26
	Toptec Co. Ltd.	1,853	26
*	Amicogen Inc.	757	26
	It's Hanbul Co. Ltd.	1,102	26
	GS Home Shopping Inc.	251	25
*	Dongkuk Steel Mill Co. Ltd.	4,757	25
*	Komipharm International Co. Ltd.	1,947	25
*	Hansol Technics Co. Ltd.	3,342	25
*	Samsung Pharmaceutical Co. Ltd.	7,549	25
*	CrystalGenomics Inc.	1,451	25
	Cuckoo Homesys Co. Ltd.	696	25
*	Ananti Inc.	3,082	24
	Sangsangin Co. Ltd.	4,852	24
	LS Electric Co. Ltd.	520	24

48

ESG International Stock ETF
		Shares	Market Value• ($000)
	Sam Chun Dang Pharm Co. Ltd.	490	24
*	Able C&C Co. Ltd.	3,778	24
*	Oscotec Inc.	862	24
	Iljin Materials Co. Ltd.	565	24
*	YG Entertainment Inc.	616	24
	Korea Electric Terminal Co. Ltd.	619	23
*	Wonik Holdings Co. Ltd.	6,264	23
	Dongjin Semichem Co. Ltd.	839	23
*	DIO Corp.	1,074	23
*	BH Co. Ltd.	1,372	23
*	G-treeBNT Co. Ltd.	926	23
	GOLFZON Co. Ltd.	418	23
	Daou Technology Inc.	1,323	22
	Kyobo Securities Co. Ltd.	3,886	22
	NEPES Corp.	891	22
	Hana Tour Service Inc.	693	22
	Daea TI Co. Ltd.	4,255	22
	KTB Investment & Securities Co. Ltd.	10,035	22
	Namyang Dairy Products Co. Ltd.	97	22
*	COSON Co. Ltd.	8,045	22
	Sindoh Co. Ltd.	1,212	22
*	CJ CGV Co. Ltd.	1,181	22
*	Seobu T&D	4,039	22
*	Hancom Inc.	1,349	22
*	Cafe24 Corp.	363	22
	Hanil Holdings Co. Ltd.	540	21
	SPC Samlip Co. Ltd.	409	21
*	Humax Co. Ltd.	5,470	21
	Silicon Works Co. Ltd.	558	21
	Innocean Worldwide Inc.	461	21
*	Soulbrain Co. Ltd.	115	21
	SK Gas Ltd.	252	20
	Seoul Semiconductor Co. Ltd.	1,472	20
	Ssangyong Cement Industrial Co. Ltd.	4,172	20
*	Neowiz	774	20
	Mirae Asset Life Insurance Co. Ltd.	6,228	20
*	SM Entertainment Co. Ltd.	641	19
*	Hanwha Investment & Securities Co. Ltd.	12,582	19
	Green Cross Holdings Corp.	840	19
	Daewoong Pharmaceutical Co. Ltd.	200	19
*	Kumho Tire Co. Inc.	6,067	19
	Partron Co. Ltd.	2,262	19
	Shinsegae International Inc.	167	19
	Huons Co. Ltd.	315	19
		Shares	Market Value• ($000)
	Hyundai Mipo Dockyard Co. Ltd.	694	18
*	Insun ENT Co. Ltd.	2,089	18
*	Medipost Co. Ltd.	756	18
	KT Skylife Co. Ltd.	2,452	18
*	Coreana Cosmetics Co. Ltd.	4,004	17
*	Asiana Airlines Inc.	4,657	17
	Samwha Capacitor Co. Ltd.	380	17
	Daesang Corp.	684	17
	INTOPS Co. Ltd.	1,295	17
	Hyundai Greenfood Co. Ltd.	2,759	17
*	Yungjin Pharmaceutical Co. Ltd.	2,960	17
	Taekwang Industrial Co. Ltd.	31	17
*	Lumens Co. Ltd.	12,770	17
*	Osstem Implant Co. Ltd.	544	17
	iMarketKorea Inc.	2,649	17
	Dong-A ST Co. Ltd.	211	17
*	Hyosung Heavy Industries Corp.	457	17
	Hankook Technology Group Co. Ltd.	1,208	16
	Kwang Dong Pharmaceutical Co. Ltd.	1,993	16
	Korea Petrochemical Ind Co. Ltd.	162	16
	LG Chem Ltd. Preference Shares	52	16
	CJ Freshway Corp.	1,235	16
	HS Industries Co. Ltd.	2,693	16
	Nexen Tire Corp.	3,685	16
	Halla Holdings Corp.	703	16
	Wemade Co. Ltd.	534	16
	Hanwha Life Insurance Co. Ltd.	12,288	16
	Advanced Process Systems Corp.	837	16
*	Peptron Inc.	949	16
*	Naturecell Co. Ltd.	1,694	15
	InBody Co. Ltd.	1,128	15
	KISWIRE Ltd.	1,290	15
*,1	KONA I Co. Ltd.	1,364	15
*	CMG Pharmaceutical Co. Ltd.	3,943	15
	Huons Global Co. Ltd.	507	15
	Woongjin Thinkbig Co. Ltd.	6,611	15
	LG Hausys Ltd.	309	15
*	Telcon RF Pharmaceutical Inc.	3,343	15
*	Anterogen Co. Ltd.	291	15
	Handsome Co. Ltd.	539	14
*	KH Vatec Co. Ltd.	759	14

49

ESG International Stock ETF
		Shares	Market Value• ($000)
*	Hanwha General Insurance Co. Ltd.	6,091	14
	Kolon Industries Inc.	506	14
	i-SENS Inc.	589	14
	Harim Holdings Co. Ltd.	2,625	14
	Sungwoo Hitech Co. Ltd.	5,271	13
	KCC Corp.	110	13
	SL Corp.	1,287	13
	Cell Biotech Co. Ltd.	977	13
	Dae Hwa Pharmaceutical Co. Ltd.	783	13
*	Homecast Co. Ltd.	4,311	13
	Young Poong Corp.	31	13
*	Dentium Co. Ltd.	406	13
*	STCUBE	1,613	12
	Daekyo Co. Ltd.	3,519	12
	TES Co. Ltd.	687	12
	Vieworks Co. Ltd.	424	12
	ICD Co. Ltd.	931	12
	Hyosung Chemical Corp.	146	12
	Hyosung TNC Co. Ltd.	147	12
	PI Advanced Materials Co. Ltd.	497	12
	Jeil Pharmaceutical Co. Ltd.	254	12
*	Kuk-il Paper Manufacturing Co. Ltd.	2,899	12
	Mcnex Co. Ltd.	419	12
*	Byucksan Corp.	5,036	11
	JW Pharmaceutical Corp.	333	11
	Green Cross Cell Corp.	286	11
	Dongwon F&B Co. Ltd.	75	11
*	Interflex Co. Ltd.	1,048	11
	Youngone Holdings Co. Ltd.	323	10
	Chongkundang Holdings Corp.	97	10
*	Hyundai Construction Equipment Co. Ltd.	572	10
	Tongyang Inc.	9,624	9
	Foosung Co. Ltd.	1,294	9
*	Eutilex Co. Ltd.	280	9
*	Hyosung Advanced Materials Corp.	74	8
	Daeduck Co. Ltd.	1,291	7
	Songwon Industrial Co. Ltd.	652	7
	Meritz Financial Group Inc.	927	7
*	GNCO Co. Ltd.	5,594	6
	Soulbrain Holdings Co. Ltd.	142	6
*	Lutronic Corp.	1,359	6
*	Vidente Co. Ltd.	1,044	6
*	Feelux Co. Ltd.	1,807	5
*	Lock&Lock Co. Ltd.	549	5
		Shares	Market Value• ($000)
*	NKMax Co. Ltd.	397	5
*	iNtRON Biotechnology Inc.	283	4
*	Ssangyong Motor Co.	912	3
*,1	Cellumed Co. Ltd.	685	3
	Hansae Co. Ltd.	229	3
*,1	Yuyang DNU Co. Ltd.	2,639	3
	AK Holdings Inc.	111	2
	LF Corp.	230	2
	Humedix Co. Ltd.	87	2
	Namhae Chemical Corp.	198	1
*	Agabang&Company	560	1
*,1	Esmo Corp.	3,938	1
	Hyundai Livart Furniture Co. Ltd.	55	1
			43,189
Spain (1.1%)
	Banco Santander SA (XMAD)	1,009,748	2,248
	Industria de Diseno Textil SA	65,783	1,850
[2]	Cellnex Telecom SA	24,012	1,543
	Amadeus IT Group SA	26,356	1,481
	Banco Bilbao Vizcaya Argentaria SA	415,427	1,217
	Telefonica SA	290,162	1,143
*,2	Aena SME SA	4,145	619
	CaixaBank SA	245,205	539
	Bankinter SA	70,750	381
	Grifols SA	13,445	364
	Grifols SA Preference Shares Class B	18,264	294
	Merlin Properties Socimi SA	29,841	268
	Banco de Sabadell SA	417,212	168
	Viscofan SA	2,103	156
	Inmobiliaria Colonial Socimi SA	16,129	142
	Bankia SA	108,660	137
*	Masmovil Ibercom SA	4,875	131
*	Pharma Mar SA	845	86
	Mapfre SA	43,646	83
	Acerinox SA	6,746	55
	Cia de Distribucion Integral Logista Holdings SA	2,721	48
*	Fluidra SA	2,327	39
	Zardoya Otis SA	5,547	38
	Faes Farma SA	8,300	33
	Bolsas y Mercados Espanoles SHMSF SA	820	32
*,2	Neinor Homes SA	1,895	25
[2]	Euskaltel SA	2,670	25
	Banco Santander SA (XMEX)	9,806	22

50

ESG International Stock ETF
		Shares	Market Value• ($000)
*,2	Global Dominion Access SA	4,542	19
	Construcciones y Auxiliar de Ferrocarriles SA	536	19
*,3	Distribuidora Internacional de Alimentacion SA	116,250	16
	Prosegur Cia de Seguridad SA	6,488	16
*	Almirall SA	1,397	15
*	Unicaja Banco SA	20,814	15
*,2	Aedas Homes SA	592	13
[2]	Prosegur Cash SA	12,332	10
	Lar Espana Real Estate Socimi SA	2,012	10
	Sacyr SA	3,614	8
*,2	Metrovacesa SA	937	7
	Ence Energia y Celulosa SA	1,476	5
[2]	Gestamp Automocion SA	1,513	4
*	Promotora de Informaciones SA Class A	3,532	2
			13,326
Sweden (2.4%)
	Atlas Copco AB Class B	64,588	2,595
	Telefonaktiebolaget LM Ericsson Class B	195,982	2,285
*	Volvo AB Class B	90,308	1,730
	Assa Abloy AB Class B	60,630	1,405
*	Essity AB Class B	39,789	1,370
	Investor AB Class A	20,562	1,305
	Hennes & Mauritz AB Class B	63,198	1,012
*	Skandinaviska Enskilda Banken AB Class A	97,351	965
	Investor AB Class B	14,353	918
	Kinnevik AB Class B	23,576	914
*	Svenska Handelsbanken AB Class A	88,276	888
*	Industrivarden AB Class A	32,675	871
	Boliden AB	26,635	796
*	Svenska Cellulosa AB SCA Class B	55,402	715
	Epiroc AB Class A	47,800	713
	SKF AB Class B	35,520	710
*	Skanska AB Class B	32,902	669
	Tele2 AB Class B	44,938	638
	Telia Co. AB	161,556	623
	Castellum AB	26,596	545
*	Trelleborg AB Class B	31,094	543
	Electrolux AB Class B	23,592	512
*	Securitas AB Class B	35,441	505
[3]	Elekta AB Class B	34,851	438
*	Nibe Industrier AB Class B	15,099	425
*	Swedish Orphan Biovitrum AB	17,002	382
		Shares	Market Value• ($000)
*	Getinge AB Class B	15,405	343
*	EQT AB	12,016	223
*	Fastighets AB Balder Class B	4,906	196
*,2	Dometic Group AB	15,584	192
	Husqvarna AB Class B	17,150	187
	ICA Gruppen AB	3,531	173
*	AAK AB	8,187	162
	Nordic Entertainment Group AB Class B	3,459	144
*	Samhallsbyggnadsbolaget i Norden AB	51,281	143
	Fabege AB	11,575	141
	Avanza Bank Holding AB	6,906	136
	Beijer Ref AB	3,362	134
*	Holmen AB Class B	3,637	130
	Epiroc AB Class B	8,743	126
	BillerudKorsnas AB	6,748	114
*	L E Lundbergforetagen AB Class B	2,455	112
[2]	Thule Group AB	3,284	104
*	SSAB AB Class B	33,058	102
	Atlas Copco AB Class A	2,008	93
*,2	Bravida Holding AB	7,800	93
[3]	Intrum AB	3,593	91
*	Loomis AB Class B	3,625	91
	Wihlborgs Fastigheter AB	5,179	83
	AddTech AB Class B	1,574	82
*	Hexpol AB	9,702	80
	JM AB	2,472	76
	Axfood AB	3,365	74
*	Sectra AB Class B	994	74
*	Electrolux Professional AB Class B	16,566	74
	Investment AB Latour Class B	3,155	71
*	Nolato AB Class B	666	65
	NCC AB Class B	3,556	64
*	Mycronic AB	2,775	63
*	Arjo AB Class B	9,998	59
*	Bure Equity AB	1,799	56
	Wallenstam AB Class B	3,913	51
*	Pandox AB Class B	4,474	51
*	Vitrolife AB	1,844	50
*	Hansa Biopharma AB	1,721	48
*	Nyfosa AB	6,516	47
	Kungsleden AB	5,167	41
	Catena AB	856	35
	Hufvudstaden AB Class A	2,748	34
*	Concentric AB	1,692	33
[2]	Resurs Holding AB	6,067	32
	Klovern AB Class B	21,056	32
*	Modern Times Group MTG AB Class B	2,266	31
	Klovern AB Preference Shares	713	27

51

ESG International Stock ETF
		Shares	Market Value• ($000)
	Lindab International AB	1,607	26
*,2	Munters Group AB	3,422	26
*	Nobia AB	3,638	24
*	Peab AB Class B	2,389	23
	Investment AB Oresund	1,595	23
*	Adapteo OYJ	2,262	21
*	Bilia AB Class A	1,704	20
*	Mekonomen AB	1,764	19
*	Kinnevik AB	23,576	19
	SkiStar AB	1,521	18
*	Ratos AB Class B	4,064	16
*	Svenska Handelsbanken AB Class B	1,415	16
	Bonava AB Class B	2,184	16
	Samhallsbyggnadsbolaget i Norden AB (XSTO)	4,466	15
*	Cloetta AB Class B	4,552	13
[2]	Scandic Hotels Group AB	3,695	13
	Clas Ohlson AB Class B	967	11
	Dios Fastigheter AB	1,570	10
*	Collector AB	4,677	8
*,2	Attendo AB	1,249	7
*,3	SAS AB	6,747	5
			29,484
Switzerland (6.2%)
	Nestle SA (Registered)	180,702	21,765
	Roche Holding AG (XVTX)	44,209	15,465
	Zurich Insurance Group AG	8,996	3,326
	Lonza Group AG (Registered)	4,702	2,922
	Givaudan SA (Registered)	598	2,513
	UBS Group AG (Registered)	202,713	2,466
	Credit Suisse Group AG (Registered)	145,258	1,598
*	Alcon Inc.	27,117	1,543
	Geberit AG (Registered)	2,453	1,412
	Swiss Re AG	17,301	1,393
	Partners Group Holding AG	1,187	1,209
	Swiss Life Holding AG (Registered)	2,501	1,011
	Sonova Holding AG (Registered)	4,280	1,001
	Logitech International SA (Registered)	12,194	903
	Schindler Holding AG	3,375	902
	Swisscom AG (Registered)	1,559	863
	Straumann Holding AG (Registered)	833	822
	Julius Baer Group Ltd.	16,754	803
	Chocoladefabriken Lindt & Spruengli AG	90	767
		Shares	Market Value• ($000)
*	Kuehne + Nagel International AG (Registered)	3,888	754
	Adecco Group AG (Registered)	14,061	736
	Temenos AG (Registered)	4,538	733
	Baloise Holding AG (Registered)	4,257	663
	Swiss Prime Site AG (Registered)	6,901	622
	Vifor Pharma AG	4,201	621
*,2	Sunrise Communications Group AG	4,710	561
	Georg Fischer AG (Registered)	495	492
	Cembra Money Bank AG	4,106	490
*	Clariant AG (Registered)	22,047	460
[2]	Galenica AG	6,126	440
*	Flughafen Zurich AG (Registered)	2,738	413
	Roche Holding AG (XSWX)	1,040	365
*	Mobimo Holding AG (Registered)	1,222	359
	Helvetia Holding AG (Registered)	3,668	346
*	SIG Combibloc Group AG Class C	17,354	341
*	ams AG	18,449	327
	Tecan Group AG (Registered)	611	276
	Chocoladefabriken Lindt & Spruengli AG (Registered)	3	265
[2]	VAT Group AG	1,320	258
	Barry Callebaut AG (Registered)	104	231
	PSP Swiss Property AG (Registered)	1,695	202
	Belimo Holding AG (Registered)	23	201
	EMS-Chemie Holding AG (Registered)	217	196
	Banque Cantonale Vaudoise (Registered)	1,127	120
*	Idorsia Ltd.	4,003	119
	Vontobel Holding AG (Registered)	1,262	93
	Allreal Holding AG (Registered)	433	90
*	Dufry AG (Registered)	2,631	80
	DKSH Holding AG	1,191	80
	Schindler Holding AG (Registered)	272	72
*	Siegfried Holding AG (Registered)	123	70
	Interroll Holding AG (Registered)	25	67
	Emmi AG (Registered)	55	57

52

ESG International Stock ETF
		Shares	Market Value• ($000)
	Daetwyler Holding AG	242	57
*	Landis+Gyr Group AG	926	56
	Bucher Industries AG (Registered)	144	54
	Inficon Holding AG (Registered)	63	54
	Stadler Rail AG	1,208	54
	Valiant Holding AG (Registered)	546	52
	Bachem Holding AG (Registered) Class B	118	50
	Berner Kantonalbank AG (Registered)	176	44
	Forbo Holding AG (Registered)	24	40
*	Aryzta AG	54,601	39
	OC Oerlikon Corp. AG (Registered)	4,180	38
	Swissquote Group Holding SA (Registered)	421	37
*	dormakaba Holding AG	56	36
	SFS Group AG	377	36
	VZ Holding AG	405	36
	St. Galler Kantonalbank AG (Registered)	77	35
	Schweiter Technologies AG	21	29
	Implenia AG (Registered)	828	29
	Conzzeta AG (Registered)	28	29
	Vetropack Holding AG (Registered)	416	26
*	Ascom Holding AG (Registered)	1,893	25
	Comet Holding AG (Registered)	158	25
	Leonteq AG	595	24
	Kardex Holding AG (Registered)	107	22
	LEM Holding SA (Registered)	11	20
	Burckhardt Compression Holding AG	79	20
*	Ypsomed Holding AG (Registered)	120	19
	Intershop Holding AG	28	18
	Zehnder Group AG	334	17
*	Valora Holding AG (Registered)	88	16
*	Komax Holding AG (Registered)	96	16
	Liechtensteinische Landesbank AG	240	16
*	ALSO Holding AG (Registered)	55	15
*	GAM Holding AG	5,627	14
		Shares	Market Value• ($000)
*	COSMO Pharmaceuticals NV	59	6
*	u-blox Holding AG	59	3
			74,991
Taiwan (5.0%)
	Taiwan Semiconductor Manufacturing Co. Ltd.	1,518,174	22,128
	Hon Hai Precision Industry Co. Ltd.	723,400	1,897
	MediaTek Inc.	93,104	1,761
	Chunghwa Telecom Co. Ltd.	224,000	828
	Delta Electronics Inc.	124,000	797
	Largan Precision Co. Ltd.	6,000	693
	Formosa Plastics Corp.	259,000	692
	Nan Ya Plastics Corp.	321,000	673
	E.Sun Financial Holding Co. Ltd.	719,862	667
	Mega Financial Holding Co. Ltd.	662,000	661
	Uni-President Enterprises Corp.	284,000	645
	Cathay Financial Holding Co. Ltd.	471,052	640
	China Steel Corp.	814,000	552
	United Microelectronics Corp.	643,000	463
	Quanta Computer Inc.	163,000	427
	Taiwan Cement Corp.	291,376	426
	First Financial Holding Co. Ltd.	582,616	422
	ASE Technology Holding Co. Ltd.	197,000	409
	Hotai Motor Co. Ltd.	20,000	408
	Formosa Chemicals & Fibre Corp.	175,000	405
	Yuanta Financial Holding Co. Ltd.	606,320	380
	Taiwan Cooperative Financial Holding Co. Ltd.	553,851	379
	Hua Nan Financial Holdings Co. Ltd.	592,026	364
	Taiwan Mobile Co. Ltd.	100,000	346
*	Ruentex Development Co. Ltd.	234,000	345
	Realtek Semiconductor Corp.	26,000	337
	Asustek Computer Inc.	36,000	298
	Catcher Technology Co. Ltd.	43,000	294
	Shanghai Commercial & Savings Bank Ltd.	202,000	288
	Yageo Corp.	25,000	284
	WPG Holdings Ltd.	201,680	283
	Chailease Holding Co. Ltd.	63,040	278

53

ESG International Stock ETF
		Shares	Market Value• ($000)
	President Chain Store Corp.	30,000	276
	Novatek Microelectronics Corp.	33,000	270
	Taishin Financial Holding Co. Ltd.	591,354	267
	Accton Technology Corp.	33,000	263
	Lite-On Technology Corp.	161,000	255
	Silergy Corp.	4,000	254
	Chang Hwa Commercial Bank Ltd.	380,182	237
	SinoPac Financial Holdings Co. Ltd.	644,000	237
	Foxconn Technology Co. Ltd.	130,000	231
	China Development Financial Holding Corp.	786,000	229
	Win Semiconductors Corp.	23,000	225
	Bank of Kaohsiung Co. Ltd.	633,291	218
	Pegatron Corp.	101,000	215
	Synnex Technology International Corp.	139,000	207
	Pou Chen Corp.	216,000	204
*	AGV Products Corp.	758,000	202
	Far EasTone Telecommunications Co. Ltd.	96,000	201
	Airtac International Group	9,000	199
*	Shin Kong Financial Holding Co. Ltd.	625,411	177
	Wistron Corp.	160,000	174
	Unimicron Technology Corp.	67,000	168
	Giant Manufacturing Co. Ltd.	16,000	166
	AU Optronics Corp.	464,000	165
	Asia Cement Corp.	109,000	158
	Innolux Corp.	503,000	157
	Micro-Star International Co. Ltd.	33,000	152
	Globalwafers Co. Ltd.	11,000	148
	Vanguard International Semiconductor Corp.	45,000	143
	Walsin Technology Corp.	26,000	142
	Parade Technologies Ltd.	4,000	142
	Hiwin Technologies Corp.	12,484	137
	Feng TAY Enterprise Co. Ltd.	23,400	136
	Cheng Shin Rubber Industry Co. Ltd.	108,000	133
	Eclat Textile Co. Ltd.	10,000	132
*	China Life Insurance Co. Ltd.	180,278	126
	Zhen Ding Technology Holding Ltd.	30,000	126
		Shares	Market Value• ($000)
	Rich Development Co. Ltd.	384,000	122
	Chroma ATE Inc.	22,000	121
	ASMedia Technology Inc.	2,000	121
	Powertech Technology Inc.	40,000	118
	Merida Industry Co. Ltd.	14,000	117
	Taiwan Business Bank	335,160	114
	Acer Inc.	136,000	108
	Compal Electronics Inc.	168,000	106
	Senao International Co. Ltd.	105,000	104
	Infortrend Technology Inc.	244,000	104
	Inventec Corp.	133,000	103
	Taichung Commercial Bank Co. Ltd.	267,633	102
	Taiwan High Speed Rail Corp.	89,000	98
	Tripod Technology Corp.	23,000	91
	Simplo Technology Co. Ltd.	8,000	91
	Teco Electric & Machinery Co. Ltd.	91,000	91
	International Games System Co. Ltd.	3,000	90
	Macronix International	87,000	89
	Far Eastern International Bank	227,000	87
	Sino-American Silicon Products Inc.	26,000	85
	Chicony Electronics Co. Ltd.	28,000	84
	Tyntek Corp.	151,000	83
	Formosan Rubber Group Inc.	116,000	82
	ASPEED Technology Inc.	2,000	82
	Genius Electronic Optical Co. Ltd.	4,158	81
	Compeq Manufacturing Co. Ltd.	54,000	80
	Flytech Technology Co. Ltd.	38,000	80
	Poya International Co. Ltd.	4,000	79
	Taiyen Biotech Co. Ltd.	76,000	79
	King's Town Bank Co. Ltd.	62,000	77
*	Tatung Co. Ltd.	131,000	77
	Nanya Technology Corp.	43,000	76
*	Epistar Corp.	56,000	76
	Advanced International Multitech Co. Ltd.	66,000	76
*	Sunplus Technology Co. Ltd.	178,000	75
	Sonix Technology Co. Ltd.	41,000	75
	momo.com Inc.	3,000	74
	FSP Technology Inc.	65,000	73
	ITEQ Corp.	17,950	73
	Syncmold Enterprise Corp.	26,000	73

54

ESG International Stock ETF
		Shares	Market Value• ($000)
	Gigabyte Technology Co. Ltd.	25,000	72
*	Evergreen Marine Corp. Taiwan Ltd.	121,000	72
	Kinik Co.	33,000	72
	Voltronic Power Technology Corp.	2,050	72
	eMemory Technology Inc.	4,000	71
	Wah Lee Industrial Corp.	36,000	69
	TCI Co. Ltd.	6,297	69
	Capital Securities Corp.	182,000	68
	YC INOX Co. Ltd.	81,000	66
	TXC Corp.	25,000	66
	Phison Electronics Corp.	7,000	66
	E Ink Holdings Inc.	47,000	66
	Sercomm Corp.	24,000	64
	Elan Microelectronics Corp.	13,000	63
	Eva Airways Corp.	157,932	62
	Test Research Inc.	31,000	62
*	Federal Corp.	78,000	62
	King Yuan Electronics Co. Ltd.	57,000	61
	Taiwan Surface Mounting Technology Corp.	15,000	61
	IBF Financial Holdings Co. Ltd.	152,864	60
*	Silicon Integrated Systems Corp.	141,000	59
	Lien Hwa Industrial Holdings Corp.	40,890	59
	Radiant Opto-Electronics Corp.	16,000	59
	Vivotek Inc.	23,000	59
	Elite Material Co. Ltd.	10,000	58
	Far Eastern Department Stores Ltd.	66,000	58
	Goldsun Building Materials Co. Ltd.	78,000	58
	Sampo Corp.	73,000	58
	Tung Ho Steel Enterprise Corp.	64,000	58
	Lotes Co. Ltd.	4,000	58
	Nien Made Enterprise Co. Ltd.	5,000	58
	Taiwan Union Technology Corp.	14,000	57
	Walsin Lihwa Corp.	99,000	57
	United Integrated Services Co. Ltd.	8,000	56
	Taiwan Fertilizer Co. Ltd.	30,000	55
	Eternal Materials Co. Ltd.	47,000	55
	Sinbon Electronics Co. Ltd.	9,000	55
	Sanyang Motor Co. Ltd.	68,000	55
	Jih Sun Financial Holdings Co. Ltd.	152,450	54
		Shares	Market Value• ($000)
	Makalot Industrial Co. Ltd.	8,100	54
	Winbond Electronics Corp.	130,000	54
	Wowprime Corp.	22,000	54
	Topco Scientific Co. Ltd.	13,000	53
	Formosa Taffeta Co. Ltd.	49,000	53
	President Securities Corp.	92,820	52
	China Airlines Ltd.	179,000	52
	Jentech Precision Industrial Co. Ltd.	5,000	52
*	Lingsen Precision Industries Ltd.	129,000	51
*	Via Technologies Inc.	36,000	51
	Lite-On Semiconductor Corp.	38,000	51
	Great Wall Enterprise Co. Ltd.	33,250	51
	CyberTAN Technology Inc.	98,000	51
	Taiwan PCB Techvest Co. Ltd.	35,000	51
*	D-Link Corp.	78,000	50
	KEE TAI Properties Co. Ltd.	145,000	50
	Nan Kang Rubber Tire Co. Ltd.	31,000	50
*	Yang Ming Marine Transport Corp.	145,000	50
	Lextar Electronics Corp.	68,000	50
	Gloria Material Technology Corp.	89,000	49
	Yulon Finance Corp.	14,300	49
	Ichia Technologies Inc.	84,000	49
	Sheng Yu Steel Co. Ltd.	79,000	49
	Wistron NeWeb Corp.	17,000	48
	Posiflex Technology Inc.	17,000	48
*	Gold Circuit Electronics Ltd.	27,000	47
	Hong Pu Real Estate Development Co. Ltd.	57,000	47
*	Mercuries & Associates Holding Ltd.	56,100	47
	Pan-International Industrial Corp.	78,000	47
	TA Chen Stainless Pipe	64,780	47
	U-Ming Marine Transport Corp.	46,000	47
	YFY Inc.	75,000	47
	Chung-Hsin Electric & Machinery Manufacturing Corp.	36,000	46
	Standard Foods Corp.	21,000	46
	Formosa International Hotels Corp.	10,000	45
	Evergreen International Storage & Transport Corp.	91,000	45
	Systex Corp.	15,000	45

55

ESG International Stock ETF
		Shares	Market Value• ($000)
	Global Unichip Corp.	5,000	45
*	Nan Ya Printed Circuit Board Corp.	11,000	45
	Asia Polymer Corp.	70,350	44
	Coretronic Corp.	36,000	43
	Taiwan Cogeneration Corp.	34,000	43
	Grape King Bio Ltd.	7,000	43
	Elite Semiconductor Microelectronics Technology Inc.	35,000	43
	ITE Technology Inc.	17,000	43
	Jess-Link Products Co. Ltd.	33,000	43
	FLEXium Interconnect Inc.	10,000	43
	Aten International Co. Ltd.	15,000	43
	Wan Hai Lines Ltd.	60,000	43
*	Dynamic Electronics Co. Ltd.	71,635	43
	Cleanaway Co. Ltd.	8,000	43
	Zinwell Corp.	66,000	42
	Hsin Kuang Steel Co. Ltd.	41,000	42
	Chipbond Technology Corp.	22,000	42
*	Motech Industries Inc.	56,000	42
	Test Rite International Co. Ltd.	55,000	42
*	Alpha Networks Inc.	43,772	42
	Greatek Electronics Inc.	24,000	41
	Global Brands Manufacture Ltd.	61,000	41
	Tong Hsing Electronic Industries Ltd.	9,000	41
*	FocalTech Systems Co. Ltd.	36,000	41
*	PharmaEssentia Corp.	10,437	41
*	Gemtek Technology Corp.	42,000	40
	Chong Hong Construction Co. Ltd.	14,000	40
	Yieh Phui Enterprise Co. Ltd.	122,300	40
	Hota Industrial Manufacturing Co. Ltd.	11,000	39
	HannStar Display Corp.	143,000	39
	Kindom Development Co. Ltd.	29,000	39
	Sincere Navigation Corp.	71,900	39
*	Mercuries Life Insurance Co. Ltd.	121,000	39
*	Yeong Guan Energy Technology Group Co. Ltd.	11,000	39
*	Etron Technology Inc.	111,000	38
*	Shining Building Business Co. Ltd.	112,000	38
*	Ruentex Industries Ltd.	16,200	38
	Taiwan Secom Co. Ltd.	13,000	38
		Shares	Market Value• ($000)
	Advanced Ceramic X Corp.	3,000	38
	China Metal Products	41,000	37
	BES Engineering Corp.	134,000	37
	Merry Electronics Co. Ltd.	7,000	37
	Globe Union Industrial Corp.	78,000	37
	Huang Hsiang Construction Corp.	28,000	37
	Charoen Pokphand Enterprise	16,000	37
	Huaku Development Co. Ltd.	12,000	37
	Shin Zu Shing Co. Ltd.	7,165	37
	Lung Yen Life Service Corp.	19,000	36
	Run Long Construction Co. Ltd.	15,000	36
	Prince Housing & Development Corp.	102,000	36
	Weltrend Semiconductor	36,000	36
	Cheng Loong Corp.	34,000	35
	L&K Engineering Co. Ltd.	36,000	35
	Pixart Imaging Inc.	6,000	35
	Taiwan TEA Corp.	63,000	35
*	United Renewable Energy Co. Ltd.	88,287	35
	General Interface Solution Holding Ltd.	8,000	35
	Radium Life Tech Co. Ltd.	96,200	34
	Taiwan Hon Chuan Enterprise Co. Ltd.	17,000	34
	Soft-World International Corp.	11,000	34
	Lealea Enterprise Co. Ltd.	109,000	34
	WT Microelectronics Co. Ltd.	25,000	33
	OptoTech Corp.	45,000	33
	Shinkong Synthetic Fibers Corp.	80,000	33
	Foxsemicon Integrated Technology Inc.	5,000	33
	Clevo Co.	32,000	32
	Taiflex Scientific Co. Ltd.	18,000	32
	Taiwan Sakura Corp.	20,000	32
	Tong-Tai Machine & Tool Co. Ltd.	70,000	31
	TTY Biopharm Co. Ltd.	13,000	31
*	Hung Sheng Construction Ltd.	52,000	31
	Namchow Holdings Co. Ltd.	21,000	31
	Supreme Electronics Co. Ltd.	31,000	31
	Global Mixed Mode Technology Inc.	6,000	31

56

ESG International Stock ETF
		Shares	Market Value• ($000)
	ChipMOS Technologies Inc.	31,000	31
	Mitac Holdings Corp.	31,248	31
	Cheng Uei Precision Industry Co. Ltd.	21,000	30
	Holtek Semiconductor Inc.	14,000	30
	Firich Enterprises Co. Ltd.	32,239	30
	Dynapack International Technology Corp.	11,000	30
	Ton Yi Industrial Corp.	92,000	30
	CHC Healthcare Group	21,000	30
*	Taiwan Land Development Corp.	109,000	29
	Li Peng Enterprise Co. Ltd.	128,000	29
	Center Laboratories Inc.	10,788	29
	Hu Lane Associate Inc.	11,275	29
	Yulon Motor Co. Ltd.	34,000	29
	Swancor Holding Co. Ltd.	6,000	29
	Fusheng Precision Co. Ltd.	5,000	29
*	Unizyx Holding Corp.	36,000	28
	China Electric Manufacturing Corp.	70,600	28
	Ho Tung Chemical Corp.	85,000	28
	Sporton International Inc.	3,000	28
	Chaun-Choung Technology Corp.	3,000	28
*	OBI Pharma Inc.	7,000	28
	Chung Hwa Pulp Corp.	78,000	27
	Taiwan Paiho Ltd.	10,000	27
*	Grand Pacific Petrochemical	41,000	27
	Chilisin Electronics Corp.	8,000	27
	Nantex Industry Co. Ltd.	17,000	27
	Sigurd Microelectronics Corp.	21,000	27
*	PChome Online Inc.	7,000	27
*	ALI Corp.	32,000	26
	Sinyi Realty Inc.	26,000	26
	China Petrochemical Development Corp.	88,200	26
	Nien Hsing Textile Co. Ltd.	47,000	26
	Kinsus Interconnect Technology Corp.	12,000	26
	Everlight Electronics Co. Ltd.	21,000	25
	Faraday Technology Corp.	17,000	25
	HTC Corp.	24,000	25
*	HannsTouch Solution Inc.	73,000	25
	Ardentec Corp.	22,000	25
*	XinTec Inc.	6,000	25
	LandMark Optoelectronics Corp.	3,000	25
	TYC Brother Industrial Co. Ltd.	31,000	24
	Cyberlink Corp.	6,000	24
		Shares	Market Value• ($000)
*	Elitegroup Computer Systems Co. Ltd.	50,000	24
	Visual Photonics Epitaxy Co. Ltd.	9,000	24
	Depo Auto Parts Ind Co. Ltd.	14,000	24
	SDI Corp.	15,000	24
	Ta Ya Electric Wire & Cable	48,000	24
	Taiwan Styrene Monomer	44,000	24
	Wei Chuan Foods Corp.	34,000	24
	Cub Elecparts Inc.	4,132	24
	Chunghwa Precision Test Tech Co. Ltd.	1,000	24
	Brighton-Best International Taiwan Inc.	27,000	24
	Unitech Printed Circuit Board Corp.	32,000	23
	Chin-Poon Industrial Co. Ltd.	26,000	23
*	Phihong Technology Co. Ltd.	68,000	23
	Adlink Technology Inc.	10,000	23
	AcBel Polytech Inc.	26,000	23
	A-DATA Technology Co. Ltd.	13,000	23
	Zeng Hsing Industrial Co. Ltd.	5,000	23
	Qisda Corp.	35,000	22
	China Motor Corp.	15,200	22
	Asia Optical Co. Inc.	10,000	22
	Longchen Paper & Packaging Co. Ltd.	36,308	22
	Advanced Wireless Semiconductor Co.	7,370	22
*	Roo Hsing Co. Ltd.	49,000	21
*	Gigastorage Corp.	58,986	21
*	Orient Semiconductor Electronics Ltd.	56,000	21
	King Slide Works Co. Ltd.	2,000	21
	Chlitina Holding Ltd.	3,000	21
	Transcend Information Inc.	9,000	20
	Wafer Works Corp.	17,000	20
	Oriental Union Chemical Corp.	34,000	20
	Sitronix Technology Corp.	4,000	20
	Tong Yang Industry Co. Ltd.	15,000	20
	Gourmet Master Co. Ltd.	6,000	20
*	TPK Holding Co. Ltd.	12,000	20
	Ennoconn Corp.	2,000	20
	TA-I Technology Co. Ltd.	8,000	19
	Cathay Real Estate Development Co. Ltd.	29,000	19
	Rechi Precision Co. Ltd.	28,000	19
	Kung Long Batteries Industrial Co. Ltd.	4,000	19

57

ESG International Stock ETF
		Shares	Market Value• ($000)
	Xxentria Technology Materials Corp.	11,000	19
*	Wisdom Marine Lines Co. Ltd.	23,543	19
	Topkey Corp.	3,000	19
	Sunonwealth Electric Machine Industry Co. Ltd.	9,000	19
	International CSRC Investment Holdings Co.	25,990	18
	Career Technology MFG. Co. Ltd.	18,513	18
	Taiwan FamilyMart Co. Ltd.	2,000	18
	USI Corp.	40,000	18
	WUS Printed Circuit Co. Ltd.	16,600	18
	Elite Advanced Laser Corp.	8,000	17
	Bizlink Holding Inc.	2,000	17
	Sunny Friend Environmental Technology Co. Ltd.	2,000	17
	Egis Technology Inc.	3,000	17
	Ability Enterprise Co. Ltd.	36,000	16
	IEI Integration Corp.	10,000	16
*	Ritek Corp.	80,000	16
	Taiwan Glass Industry Corp.	42,000	16
	Arcadyan Technology Corp.	5,123	16
	China General Plastics Corp.	23,100	15
	China Man-Made Fiber Corp.	56,000	15
	Pan Jit International Inc.	12,400	15
	Taiwan Semiconductor Co. Ltd.	12,000	15
	Getac Technology Corp.	9,000	15
	ScinoPharm Taiwan Ltd.	13,000	15
	Chicony Power Technology Co. Ltd.	6,000	15
	Kinpo Electronics	35,000	14
	Holy Stone Enterprise Co. Ltd.	4,000	14
	Tainan Spinning Co. Ltd.	36,000	14
	TaiDoc Technology Corp.	2,000	14
*	Asia Pacific Telecom Co. Ltd.	56,779	14
	China Steel Chemical Corp.	4,000	13
*,1	Unity Opto Technology Co. Ltd.	90,000	13
	Kuo Toong International Co. Ltd.	24,330	13
	Johnson Health Tech Co. Ltd.	5,000	13
		Shares	Market Value• ($000)
	Asia Vital Components Co. Ltd.	5,000	12
	Darwin Precisions Corp.	29,000	11
	Darfon Electronics Corp.	8,000	11
	Iron Force Industrial Co. Ltd.	4,000	11
*	Gigasolar Materials Corp.	3,000	11
	Concraft Holding Co. Ltd.	3,450	11
	St. Shine Optical Co. Ltd.	1,000	10
	Machvision Inc.	1,039	10
	YungShin Global Holding Corp.	7,000	10
*	Taigen Biopharmaceuticals Holdings Ltd.	13,000	10
	Basso Industry Corp.	7,000	9
	Quanta Storage Inc.	6,000	9
	Li Cheng Enterprise Co. Ltd.	8,846	9
*	CMC Magnetics Corp.	30,114	8
	Brogent Technologies Inc.	2,100	8
	UPC Technology Corp.	17,000	7
	Toung Loong Textile Manufacturing	7,000	6
*	Medigen Biotechnology Corp.	2,000	5
	Primax Electronics Ltd.	3,000	5
	Ginko International Co. Ltd.	1,050	5
*	Lotus Pharmaceutical Co. Ltd.	1,000	3
*	Tung Thih Electronic Co. Ltd.	1,000	3
	Casetek Holdings Ltd.	1,000	3
[1]	Pharmally International Holding Co. Ltd.	1,282	3
	Everlight Chemical Industrial Corp.	4,000	2
*	WT Microelectronics Co. Ltd. Rights Exp. 10/05/2020	3,427	—
			59,745
Thailand (0.7%)
	CP ALL PCL (Foreign)	412,600	843
	Siam Cement PCL (Foreign)	69,500	791
	Airports of Thailand PCL (Foreign)	369,500	668
	Siam Commercial Bank PCL (Foreign)	203,800	477
	Home Product Center PCL (Foreign)	848,400	409
	Kasikornbank PCL (Foreign)	148,200	403
	Advanced Info Service PCL (Foreign)	66,200	389
	Energy Absolute PCL (Foreign)	267,600	362

58

ESG International Stock ETF
		Shares	Market Value• ($000)
	Carabao Group PCL (Foreign)	93,200	362
	Bangkok Dusit Medical Services PCL (Foreign)	391,100	262
	Intouch Holdings PCL (Foreign)	113,078	198
	Charoen Pokphand Foods PCL (Foreign)	184,700	192
	Thaicom PCL (Foreign)	941,400	190
	Central Pattana PCL (Foreign)	122,900	186
	Gulf Energy Development PCL (Foreign)	179,400	182
	Sino-Thai Engineering & Construction PCL (Foreign)	400,200	169
	PTT Global Chemical PCL (Foreign)	110,700	165
	Global Power Synergy PCL (Foreign)	66,592	137
*	BEC World PCL (Foreign)	892,500	133
	BTS Group Holdings PCL (Foreign)	340,600	114
	Krung Thai Bank PCL (Foreign)	327,800	101
	Bangkok Bank PCL (Foreign)	21,400	73
	Delta Electronics Thailand PCL (Foreign)	19,700	73
	Kiatnakin Phatra Bank PCL (Foreign)	54,900	70
	Electricity Generating PCL (Foreign)	9,500	68
	Krungthai Card PCL (Foreign)	68,500	68
	TMB Bank PCL (Foreign)	2,207,124	67
	CPN Retail Growth Leasehold REIT	80,500	62
	Tisco Financial Group PCL (Foreign)	25,100	54
	Thai Union Group PCL (Foreign)	119,700	54
	WHA Premium Growth Freehold & Leasehold REIT	110,800	53
	Indorama Ventures PCL (Foreign)	68,000	52
	Jasmine Broadband Internet Infrastructure Fund	161,472	52
*	Central Plaza Hotel PCL (Foreign)	57,900	51
	Bangkok Expressway & Metro PCL (Foreign)	159,600	47
	Com7 PCL (Foreign)	33,200	44
	Bumrungrad Hospital PCL (Foreign)	12,200	43
	Shares	Market Value• ($000)
Muangthai Capital PCL (Foreign)	26,800	43
True Corp. PCL (Foreign)	375,600	40
Berli Jucker PCL (Foreign)	33,100	39
Siam Global House PCL (Foreign)	58,529	39
Thanachart Capital PCL (Foreign)	37,100	38
B Grimm Power PCL (Foreign)	25,300	38
Asset World Corp. PCL (Foreign)	282,400	36
Osotspa PCL (Foreign)	26,800	33
Thai Vegetable Oil PCL (Foreign)	35,700	31
Total Access Communication PCL (Foreign)	26,900	31
KCE Electronics PCL (Foreign)	33,400	31
TQM Corp. PCL (Foreign)	7,600	31
Sri Trang Agro-Industry PCL (Foreign)	35,400	29
Hana Microelectronics PCL (Foreign)	22,000	28
WHA Corp. PCL (Foreign)	271,500	28
Supalai PCL (Foreign)	42,200	23
Bangkok Land PCL (Foreign)	675,700	22
Samart Corp. PCL (Foreign)	115,000	18
AP Thailand PCL (Foreign)	88,200	18
Bangkok Airways PCL (Foreign)	88,100	16
GFPT PCL (Foreign)	36,300	15
SPCG PCL (Foreign)	26,500	15
TPI Polene PCL (Foreign)	295,300	12
VGI PCL (Foreign)	51,200	12
TTW PCL (Foreign)	28,000	12
Thoresen Thai Agencies PCL (Foreign)	113,700	11
Tipco Asphalt PCL (Foreign)	13,700	11
Jasmine International PCL (Foreign)	114,300	11
Major Cineplex Group PCL (Foreign)	18,300	10
AEON Thana Sinsap Thailand PCL (Foreign)	2,800	10
Super Energy Corp. PCL (Foreign)	387,600	10
Chularat Hospital PCL (Foreign)	122,800	10
Univentures PCL (Foreign)	96,000	9
TOA Paint Thailand PCL (Foreign)	6,800	9
Gunkul Engineering PCL (Foreign)	111,400	9

59

ESG International Stock ETF
		Shares	Market Value• ($000)
*	Group Lease PCL	70,900	8
	Plan B Media PCL (Foreign)	39,700	7
	Advanced Info Service PCL	1,200	7
	Thaifoods Group PCL (Foreign)	41,800	6
	Taokaenoi Food & Marketing PCL (Foreign)	15,700	5
*	Precious Shipping PCL (Foreign)	24,700	4
*	Thai Airways International PCL (Foreign)	33,800	4
	Beauty Community PCL (Foreign)	85,000	4
	Unique Engineering & Construction PCL (Foreign)	17,300	3
*	U City PCL (Foreign)	64,000	3
	BCPG PCL (Foreign)	6,000	2
	Workpoint Entertainment PCL (Foreign)	3,100	1
*	Gulf Energy Development PCL Rights Exp. 09/18/2020	16,450	1
*	Minor International PCL Warrants Exp. 09/30/2021	3,645	—
*	BTS Group Holdings PCL Warrants Exp. 02/16/2021	15,060	—
			8,497
Turkey (0.1%)
	Tat Gida Sanayi A/S	139,957	195
*	Logo Yazilim Sanayi ve Ticaret A/S	13,959	177
*	Yatas Yatak ve Yorgan Sanayi ve Ticaret A/S	142,603	156
*	Turkiye Garanti Bankasi A/S	90,015	83
*	Eregli Demir ve Celik Fabrikalari TAS	54,616	65
*	Akbank T.A.S.	97,114	65
*	Gubre Fabrikalari TAS	12,258	50
*	Zorlu Enerji Elektrik Uretim A/S	109,551	40
*	Aksa Enerji Uretim A/S Class B	55,252	39
*	Konya Cimento Sanayii A/S	675	35
	Turk Traktor ve Ziraat Makineleri A/S	2,379	30
*	Turk Hava Yollari AO	19,932	29
	Ford Otomotiv Sanayi A/S	2,206	25
*	Koza Anadolu Metal Madencilik Isletmeleri A/S	14,046	25
		Shares	Market Value• ($000)
*	Emlak Konut Gayrimenkul Yatirim Ortakligi A/S	101,754	24
*	Sok Marketler Ticaret A/S	13,618	24
	Kardemir Karabuk Demir Celik Sanayi ve Ticaret A/S Class A	36,287	22
*	Bera Holding A/S	17,692	21
*	Turkiye Is Bankasi A/S Class C	30,596	20
[2]	Enerjisa Enerji A/S	18,394	20
*	Alarko Holding A/S	27,754	19
	Haci Omer Sabanci Holding A/S	17,735	19
	Coca-Cola Icecek A/S	3,293	19
*	Koza Altin Isletmeleri A/S	1,798	19
	AG Anadolu Grubu Holding A/S	8,007	18
	Aksigorta A/S	17,334	17
	EGE Endustri ve Ticaret A/S	181	17
*	Petkim Petrokimya Holding A/S	32,626	17
*	Turkiye Vakiflar Bankasi TAO	30,765	17
*,2	Mavi Giyim Sanayi ve Ticaret A/S Class B	2,923	15
*	Ulker Biskuvi Sanayi A/S	4,462	14
	Aygaz A/S	8,618	13
*	Is Gayrimenkul Yatirim Ortakligi A/S	58,322	13
*	Yapi ve Kredi Bankasi A/S	48,161	13
	Brisa Bridgestone Sabanci Sanayi ve Ticaret A/S	7,642	12
*	Cimsa Cimento Sanayi ve Ticaret A/S	7,525	12
*	Pegasus Hava Tasimaciligi A/S	1,931	12
	Akcansa Cimento A/S	6,754	11
*	Torunlar Gayrimenkul Yatirim Ortakligi A/S	22,142	11
	Aksa Akrilik Kimya Sanayii A/S	11,264	10
	Anadolu Cam Sanayii A/S	13,365	9
	Dogan Sirketler Grubu Holding A/S	31,140	9
*	Sekerbank Turk A/S	50,455	9
*,2	MLP Saglik Hizmetleri A/S Class B	3,921	8
	Tekfen Holding A/S	3,446	7
	Turkiye Sise ve Cam Fabrikalari A/S	5,701	5
	Tofas Turk Otomobil Fabrikasi A/S	1,547	5
*	Arcelik A/S	1,329	4
	TAV Havalimanlari Holding A/S	1,847	4

60

ESG International Stock ETF
		Shares	Market Value• ($000)
	Soda Sanayii A/S	3,606	3
			1,506
United Arab Emirates (0.2%)
	First Abu Dhabi Bank PJSC	268,363	836
	Emirates Telecommunications Group Co. PJSC	102,311	461
	Abu Dhabi Commercial Bank PJSC	160,981	242
	Aldar Properties PJSC	179,931	99
	Abu Dhabi Islamic Bank PJSC	61,723	67
	Dubai Financial Market PJSC	269,740	64
	Air Arabia PJSC	150,314	47
*	Eshraq Investments PJSC	398,693	42
	RAK Properties PJSC	381,113	41
*	DXB Entertainments PJSC	622,903	20
*	DAMAC Properties Dubai Co. PJSC	79,395	19
*	Arabtec Holding PJSC	101,139	18
			1,956
United Kingdom (7.9%)
	AstraZeneca plc	82,447	9,152
	GlaxoSmithKline plc	301,058	5,881
	Unilever plc	67,391	3,984
	Reckitt Benckiser Group plc	38,838	3,899
	Prudential plc	161,492	2,603
	RELX plc	111,633	2,533
	Vodafone Group plc	1,672,815	2,453
	National Grid plc	209,475	2,346
	London Stock Exchange Group plc	18,859	2,228
	Experian plc	56,498	2,111
	Tesco plc	620,432	1,812
	Compass Group plc	109,588	1,773
	CRH plc (XLON)	43,506	1,624
	Lloyds Banking Group plc	4,304,629	1,623
	Barclays plc	1,061,225	1,554
	Ferguson plc	14,781	1,449
	Smith & Nephew plc	59,733	1,205
	Legal & General Group plc	362,174	1,041
	SSE plc	61,474	1,036
	Ashtead Group plc	29,549	1,025
	Segro plc	80,177	1,019
*	Ocado Group plc	29,402	979
	Rentokil Initial plc	132,587	944
	Halma plc	30,177	895
	Standard Chartered plc	163,504	852
	Sage Group plc	85,673	846
	Aviva plc	224,215	845
	3i Group plc	65,230	802
	Bunzl plc	24,740	798
		Shares	Market Value• ($000)
	Croda International plc	10,122	797
	Spirax-Sarco Engineering plc	5,830	794
	Persimmon plc	22,703	789
	Next plc	9,503	761
	WPP plc	85,509	724
	BT Group plc	518,762	722
	Smurfit Kappa Group plc	20,228	716
*,2	Just Eat Takeaway.com NV (XLON)	6,197	692
	DCC plc	7,595	675
	Smiths Group plc	35,113	652
	Mondi plc	32,661	643
	Rightmove plc	71,433	599
	Kingfisher plc	159,116	579
	Polymetal International plc	21,298	578
	Admiral Group plc	16,343	570
[2]	Auto Trader Group plc	74,659	558
	Severn Trent plc	17,915	556
	Informa plc	100,673	555
	Berkeley Group Holdings plc	9,125	551
	St. James's Place plc	42,103	546
	Standard Life Aberdeen plc	174,470	546
	Burberry Group plc	28,130	537
	United Utilities Group plc	48,597	534
	Wm Morrison Supermarkets plc	200,450	513
	Johnson Matthey plc	15,886	501
	RSA Insurance Group plc	83,013	495
	Barratt Developments plc	70,306	491
	Tate & Lyle plc	53,691	487
	Pennon Group plc	35,769	478
	HomeServe plc	27,551	476
	Hargreaves Lansdown plc	21,713	467
	Direct Line Insurance Group plc	116,256	459
	Howden Joinery Group plc	60,639	453
	Phoenix Group Holdings plc	47,132	436
	Spectris plc	12,762	434
	Derwent London plc	11,307	427
*	Coca-Cola HBC AG	16,056	426
	Britvic plc	37,472	425
	Natwest Group plc	283,171	422
	Taylor Wimpey plc	255,667	413
	DS Smith plc	119,573	411
	Pearson plc	55,505	409
	Intermediate Capital Group plc	21,664	392
	British Land Co. plc	76,779	375
	M&G plc	156,848	362
	J Sainsbury plc	146,400	360
	Bellway plc	10,118	321

61

ESG International Stock ETF
		Shares	Market Value• ($000)
	Hikma Pharmaceuticals plc	10,095	319
	Beazley plc	50,900	292
	B&M European Value Retail SA	43,740	278
	ITV plc	324,742	260
	Schroders plc	6,110	237
	JD Sports Fashion plc	24,124	232
	UNITE Group plc	17,790	229
[2]	Avast plc	31,177	223
	Antofagasta plc	15,290	219
	Hiscox Ltd.	20,532	216
	Games Workshop Group plc	1,732	213
	Marks & Spencer Group plc	139,854	207
	IG Group Holdings plc	19,046	198
	Dechra Pharmaceuticals plc	4,686	196
[2]	ConvaTec Group plc	75,541	193
	Fresnillo plc	10,262	174
	Electrocomponents plc	18,534	168
	Centamin plc	58,939	166
	IWG plc	40,486	152
	Investec plc	76,441	151
	SSP Group plc	42,939	141
*,2	Trainline plc	26,811	141
	Assura plc	127,917	139
	Lancashire Holdings Ltd.	13,268	135
[2]	Countryside Properties plc	30,670	131
	Inchcape plc	19,313	130
	TP ICAP plc	32,419	129
	Signature Aviation plc	36,912	128
	Grafton Group plc	12,100	125
[2]	Quilter plc	66,108	125
	Spirent Communications plc	31,551	124
	Genus plc	2,654	118
	Cranswick plc	2,211	110
	Hays plc	68,061	109
	Future plc	5,572	109
	Plus500 Ltd.	5,487	107
	Man Group plc	64,943	107
	Safestore Holdings plc	10,084	106
	WH Smith plc	6,721	106
	LondonMetric Property plc	33,628	106
	UDG Healthcare plc	10,847	105
	Ashmore Group plc	18,274	103
	Close Brothers Group plc	6,754	101
	Royal Mail plc	41,942	100
	Big Yellow Group plc	6,965	99
	Computacenter plc	3,590	98
	Pets at Home Group plc	24,794	97
	Domino's Pizza Group plc	21,302	95
	Greggs plc	4,934	93
		Shares	Market Value• ($000)
	AJ Bell plc	15,429	92
	Moneysupermarket.com Group plc	22,143	90
*	Virgin Money UK plc	70,656	88
[2]	Ascential plc	21,267	88
	OneSavings Bank plc	21,225	86
	Vistry Group plc	9,958	85
[2]	John Laing Group plc	21,314	82
	Victrex plc	3,159	81
	Micro Focus International plc	19,841	79
	Grainger plc	18,111	76
	easyJet plc	8,859	75
*,2	Wizz Air Holdings plc	1,454	75
	Softcat plc	4,036	75
	KAZ Minerals plc	9,592	74
	Dunelm Group plc	3,736	71
	Pagegroup plc	13,511	69
	Drax Group plc	17,874	67
	Shaftesbury plc	8,948	63
	IntegraFin Holdings plc	8,875	63
	Mediclinic International plc	17,129	60
	Dixons Carphone plc	47,302	59
	Marshalls plc	6,634	56
	International Consolidated Airlines Group SA	19,686	55
	Redrow plc	8,986	54
	Capital & Counties Properties plc	28,938	50
[2]	Hastings Group Holdings plc	14,188	48
	Mitie Group plc	103,434	46
	Cineworld Group plc	55,138	46
	Paragon Banking Group plc	9,708	46
	Aggreko plc	7,342	46
	Essentra plc	11,008	45
	Jupiter Fund Management plc	14,994	42
	Vesuvius plc	7,576	41
	Sanne Group plc	4,440	41
*	Just Group plc	58,484	40
	Brewin Dolphin Holdings plc	11,896	39
*	AO World plc	14,398	39
	Hochschild Mining plc	11,811	38
*	Firstgroup plc	62,898	37
	Provident Financial plc	11,026	37
	Coats Group plc	50,224	37
[2]	Airtel Africa plc	48,844	37
	Daily Mail & General Trust plc Class A	4,154	36
	Savills plc	3,179	35
	Great Portland Estates plc	4,278	35

62

ESG International Stock ETF
		Shares	Market Value• ($000)
	National Express Group plc	20,227	34
*	Frasers Group plc	7,230	34
	Workspace Group plc	4,511	34
	Sirius Real Estate Ltd.	34,318	34
	Elementis plc	34,082	33
*	Hammerson plc	47,547	31
	Synthomer plc	7,267	30
*,2	Aston Martin Lagonda Global Holdings plc	37,371	28
	Greencore Group plc	16,093	27
	Polypipe Group plc	4,577	27
	Crest Nicholson Holdings plc	9,424	25
*,2	McCarthy & Stone plc	26,543	25
	Kainos Group plc	1,650	25
	Rathbone Brothers plc	1,068	24
	St. Modwen Properties plc	5,519	24
	Redde Northgate plc	9,423	24
	Vectura Group plc	16,278	24
	Telecom Plus plc	1,118	21
	Rhi Magnesita NV	546	20
*,2	Watches of Switzerland Group plc	4,424	20
	Halfords Group plc	8,829	19
	Keller Group plc	2,139	17
	Restaurant Group plc	22,839	17
	AG Barr plc	2,978	17
[2]	Ibstock plc	8,512	17
	Go-Ahead Group plc	1,814	16
	Picton Property Income Ltd.	17,007	16
[2]	Equiniti Group plc	10,203	15
[2]	TI Fluid Systems plc	6,919	15
	TBC Bank Group plc	1,188	14
	Ferrexpo plc	4,560	11
*	Bank of Georgia Group plc	771	10
	SIG plc	14,852	6
	RDI REIT plc	5,397	6
	Stagecoach Group plc	9,115	5
	NewRiver REIT plc	5,722	5
	TalkTalk Telecom Group plc	4,266	4
[2]	Spire Healthcare Group plc	2,910	4
*	Dignity plc	520	4
*	Metro Bank plc	2,707	4
	AA plc	6,577	3
	Galliford Try Holdings plc	2,290	3
	Stobart Group Ltd.	6,994	2
	International Personal Finance plc	2,012	2
*,2	Funding Circle Holdings plc	2,197	2
	Superdry plc	736	1
	Card Factory plc	2,673	1
		Shares	Market Value• ($000)
[1]	NMC Health plc	4,208	—
			95,463
Total Common Stocks (Cost $1,100,560)			1,198,676
Temporary Cash Investments (0.3%)
Money Market Fund (0.3%)
[4,5]	Vanguard Market Liquidity Fund, 0.147%	34,854	3,486
		Face Amount ($000)
U.S. Government and Agency Obligations (0.0%)
[6]	United States Treasury Bill, 0.116%, 9/29/2020	186	186
[6]	United States Treasury Bill, 0.139%, 10/13/2020	150	150
			336
Total Temporary Cash Investments (Cost $3,821)			3,822
Total Investments (99.8%) (Cost $1,104,381)			1,202,498
Other Assets and Liabilities—Net (0.2%)			2,334
Net Assets (100%)			1,204,832
Cost is in $000.
•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
1	Security value determined using significant unobservable inputs.
2	Securities exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2020, the aggregate value of these securities was $29,752,000, representing 2.5% of net assets.
3	Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $1,352,000.
4	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
5	Collateral of $1,514,000 was received for securities on loan.
6	Securities with a value of $336,000 have been segregated as initial margin for open futures contracts.
ADR—American Depositary Receipt.
FDR—Fiduciary Depositary Receipt.
GDR—Global Depositary Receipt.
REIT—Real Estate Investment Trust.
SDR—Special Drawing Rights.

63

ESG International Stock ETF

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
			($000)
	Expiration	Number of Long (Short) Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Long Futures Contracts
MSCI EAFE Index	September 2020	33	3,135	13
MSCI Emerging Market Index	September 2020	39	2,146	23
				36

Forward Currency Contracts
	Contract Settlement Date	Contract Amount (000)				Unrealized Appreciation ($000)	Unrealized (Depreciation) ($000)
Counterparty			Receive		Deliver
Toronto Dominion Bank	10/6/20	USD	731	JPY	77,957	—	(6)
JPY—Japanese yen.
USD—U.S. dollar.
See accompanying Notes, which are an integral part of the Financial Statements.
64

ESG International Stock ETF
Statement of Assets and Liabilities
As of August 31, 2020

($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value
Unaffiliated Issuers (Cost $1,100,896)	1,199,012
Affiliated Issuers (Cost $3,485)	3,486
Total Investments in Securities	1,202,498
Investment in Vanguard	47
Foreign Currency, at Value (Cost $1,530)	1,540
Cash Collateral Pledged—Futures Contracts	169
Receivables for Investment Securities Sold	153
Receivables for Accrued Income	2,470
Total Assets	1,206,877
Liabilities
Due to Custodian	48
Payables for Investment Securities Purchased	147
Collateral for Securities on Loan	1,514
Payables to Vanguard	87
Variation Margin Payable—Futures Contracts	72
Unrealized Depreciation—Forward Currency Contracts	6
Other Liabilities	171
Total Liabilities	2,045
Net Assets	1,204,832
At August 31, 2020, net assets consisted of:

Paid-in Capital	1,115,276
Total Distributable Earnings (Loss)	89,556
Net Assets	1,204,832

Net Assets
Applicable to 23,000,000 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	1,204,832
Net Asset Value Per Share	$52.38
See accompanying Notes, which are an integral part of the Financial Statements.
65

ESG International Stock ETF
Statement of Operations

Year Ended August 31, 2020
($000)
Investment Income
Income
Dividends[1]	19,016
Interest[2]	28
Securities Lending—Net	90
Total Income	19,134
Expenses
The Vanguard Group—Note B
Investment Advisory Services	110
Management and Administrative	711
Marketing and Distribution	45
Custodian Fees	205
Auditing Fees	49
Shareholders’ Reports	13
Trustees’ Fees and Expenses	—
Total Expenses	1,133
Expenses Paid Indirectly	(27)
Net Expenses	1,106
Net Investment Income	18,028
Realized Net Gain (Loss)
Investment Securities Sold[2]	(13,333)
Futures Contracts	619
Forward Currency Contracts	37
Foreign Currencies	195
Realized Net Gain (Loss)	(12,482)
Change in Unrealized Appreciation (Depreciation)
Investment Securities[2,3]	101,233
Futures Contracts	24
Forward Currency Contracts	(6)
Foreign Currencies	64
Change in Unrealized Appreciation (Depreciation)	101,315
Net Increase (Decrease) in Net Assets Resulting from Operations	106,861
1	Dividend income are net of foreign withholding taxes of $2,005,000.
2	Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $25,000, $1,000, and $1,000, respectively. Purchases and sales are for temporary cash investment purposes.
3	The change in unrealized appreciation (depreciation) is net of deferred foreign capital gains taxes of $171,000.
See accompanying Notes, which are an integral part of the Financial Statements.
66

ESG International Stock ETF
Statement of Changes in Net Assets

	Year Ended August 31, 2020	September 18, 2018[1] to August 31, 2019
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	18,028	5,847
Realized Net Gain (Loss)	(12,482)	(1,830)
Change in Unrealized Appreciation (Depreciation)	101,315	(3,271)
Net Increase (Decrease) in Net Assets Resulting from Operations	106,861	746
Distributions[2]
Total Distributions	(14,331)	(3,720)
Capital Share Transactions
Issued	693,888	421,388
Issued in Lieu of Cash Distributions	—	—
Redeemed	—	—
Net Increase (Decrease) from Capital Share Transactions	693,888	421,388
Total Increase (Decrease)	786,418	418,414
Net Assets
Beginning of Period	418,414	—
End of Period	1,204,832	418,414
1	Inception.
2	Certain prior period numbers have been reclassed to conform with current period presentation.
See accompanying Notes, which are an integral part of the Financial Statements.
67

ESG International Stock ETF
Financial Highlights
	Year Ended August 31, 2020	September 18, 2018[1] to August 31, 2019
For a Share Outstanding Throughout Each Period
Net Asset Value, Beginning of Period	$48.09	$50.00
Investment Operations
Net Investment Income[2]	1.192	1.529
Net Realized and Unrealized Gain (Loss) on Investments	4.138	(2.714)
Total from Investment Operations	5.330	(1.185)
Distributions
Dividends from Net Investment Income	(1.040)	(.725)
Distributions from Realized Capital Gains	—	—
Total Distributions	(1.040)	(.725)
Net Asset Value, End of Period	$52.38	$48.09
Total Return	11.23%	-2.36%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,205	$418
Ratio of Total Expenses to Average Net Assets	0.15%	0.17%[3,4]
Ratio of Net Investment Income to Average Net Assets	2.45%	3.30%[3]
Portfolio Turnover Rate	12%	22%
1	Inception.
2	Calculated based on average shares outstanding.
3	Annualized.
4	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.15%.
See accompanying Notes, which are an integral part of the Financial Statements.
68

ESG International Stock ETF
Notes to Financial Statements
Vanguard ESG International Stock ETF is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. ETF Shares are listed for trading on Cboe BZX Exchange; they can be purchased and sold through a broker. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of U.S. corporations. Market disruptions associated with the COVID-19 pandemic have had a global impact, and uncertainty exists as to the long-term implications. Such disruptions can adversely affect assets of the fund and thus fund performance.
A.  The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund's pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities.
Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value.
Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.
2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).
3. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The
69

ESG International Stock ETF
clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.
During the year ended August 31, 2020, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.
4. Forward Currency Contracts: The fund enters into forward currency contracts to provide the appropriate currency exposure related to any open futures contracts. The fund’s risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts. The fund mitigates its counterparty risk by entering into forward currency contracts only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. The master netting arrangements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate the forward currency contracts, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Schedule of Investments. The value of collateral received or pledged is compared daily to the value of the forward currency contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.
Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on forward currency contracts.
During the year ended August 31, 2020, the fund’s average investments in forward currency contracts represented less than 1% of net assets, based on the average of the notional amounts at each quarter-end during the period.
5. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is
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generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
6. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
7. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Collateral investments in Vanguard Market Liquidity Fund are subject to market appreciation or depreciation. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.
8. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes, subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate (or an acceptable alternate rate, if necessary), federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread, except that borrowings under the uncommitted credit facility may bear interest based upon an alternative rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and
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borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended August 31, 2020, the fund did not utilize the credit facilities or the Interfund Lending Program.
9. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities are amortized and accreted, respectively, to interest income over the lives of the respective securities, except for premiums on certain callable debt securities that are amortized to the earliest call date. Taxes on foreign dividends and capital gains have been provided for in accordance with the fund's understanding of the applicable countries’ tax rules and rates. Foreign capital gains tax is accrued daily based upon net unrealized gains. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
B.   In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2020, the fund had contributed to Vanguard capital in the amount of $47,000, representing less than 0.01% of the fund’s net assets and 0.02% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.
C.  The fund’s custodian bank has agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended August 31, 2020, custodian fee offset arrangements reduced the fund’s expenses by $27,000 (an annual rate of less than 0.01% of average net assets).
D.  Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.
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The following table summarizes the market value of the fund's investments and derivatives as of August 31, 2020, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
Common Stocks—North and South America	103,274	2	—	103,276
Common Stocks—Other	50,857	1,044,305	238	1,095,400
Temporary Cash Investments	3,486	336	—	3,822
Total	157,617	1,044,643	238	1,202,498

Derivative Financial Instruments
Liabilities
Futures Contracts[1]	72	—	—	72
Forward Currency Contracts	—	6	—	6
Total	72	6	—	78
1	Represents variation margin on the last day of the reporting period.
E.  At August 31, 2020, the fair values of derivatives were reflected in the Statement of Assets and Liabilities as follows:
Statement of Assets and Liabilities Caption	Equity Contracts ($000)	Foreign Exchange Contracts ($000)	Total ($000)
Variation Margin Payable—Futures Contracts	72	—	72
Unrealized Depreciation—Forward Currency Contracts	—	6	6
Total Liabilities	72	6	78
Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the year ended August 31, 2020, were:
Realized Net Gain (Loss) on Derivatives	Equity Contracts ($000)	Foreign Exchange Contracts ($000)	Total ($000)
Futures Contracts	619	—	619
Forward Currency Contracts	—	37	37
Realized Net Gain (Loss) on Derivatives	619	37	656

Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	24	—	24
Forward Currency Contracts	—	(6)	(6)
Change in Unrealized Appreciation	24	(6)	18
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F.  Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for foreign currency transactions and passive foreign investment companies were reclassified between the individual components of total distributable earnings (loss).
Temporary differences between book-basis and tax-basis components of total distributable earnings (losses) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales; the recognition of unrealized gains or losses from certain derivative contracts; the recognition of unrealized gains from passive foreign investment companies; and the classification of securities for tax purposes. As of period end, the tax-basis components of total distributable earnings (losses) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	8,487
Undistributed Long-Term Gains	—
Capital Loss Carryforwards	(14,143)
Qualified Late-Year Losses	—
Net Unrealized Gains (Losses)	95,212
The tax character of distributions paid was as follows:
	Year Ended August 31, 2020	Period Ended August 31, 2019
	Amount ($000)	Amount ($000)
Ordinary Income*	14,331	3,720
Long-Term Capital Gains	—	—
Total	14,331	3,720
*	Includes short-term capital gains, if any.
As of August 31, 2020, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	1,107,182
Gross Unrealized Appreciation	177,761
Gross Unrealized Depreciation	(82,445)
Net Unrealized Appreciation (Depreciation)	95,316
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G.  During the year ended August 31, 2020, the fund purchased $737,896,000 of investment securities and sold $91,119,000 of investment securities, other than temporary cash investments. Purchases and sales include $466,976,000 and $0, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.
H.  Capital shares issued and redeemed were:
	Year Ended August 31, 2020	September 18, 2018[1] to August 31, 2019
	Shares (000)	Shares (000)
Issued	14,300	8,700
Issued in Lieu of Cash Distributions	—	—
Redeemed	—	—
Net Increase (Decrease) in Shares Outstanding	14,300	8,700
1	Inception.
I.  Management has determined that no events or transactions occurred subsequent to August 31, 2020, that would require recognition or disclosure in these financial statements.
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Report of Independent Registered
Public Accounting Firm
To the Board of Trustees of Vanguard World Fund and Shareholders of Vanguard ESG International Stock ETF
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Vanguard ESG International Stock ETF (one of the funds constituting Vanguard World Fund, referred to hereafter as the "Fund”) as of August 31, 2020, the related statement of operations for the year ended August 31, 2020 and the statement of changes in net assets and the financial highlights for the year ended August 31, 2020 and for the period September 18, 2018 (inception) through August 31, 2019, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2020, the results of its operations for the year ended August 31, 2020, and the changes in its net assets and the financial highlights for the year ended August 31, 2020 and for the period September 18, 2018 (inception) through August 31, 2019 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2020 by correspondence with the custodian and brokers and by agreement to the underlying ownership records of the transfer agent; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
October 19, 2020
We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.
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Special 2020 tax information (unaudited) for Vanguard ESG International Stock ETF
This information for the fiscal year ended August 31, 2020, is included pursuant to provisions of the Internal Revenue Code.
The fund distributed $9,801,000 of qualified dividend income to shareholders during the fiscal year.
The fund designates to shareholders foreign source income of $21,027,000 and foreign taxes paid of $1,667,000. Shareholders will receive more detailed information with their Form 1099-DIV in January 2021 to determine the calendar-year amounts to be included on their 2020 tax returns.
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Trustees Approve Advisory Arrangements
The board of trustees of Vanguard ESG International Stock ETF has renewed the fund’s investment advisory arrangement with The Vanguard Group, Inc. (Vanguard), through its Equity Index Group. The board determined that continuing the fund’s internalized management structure was in the best interests of the fund and its shareholders.
The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. This evaluation included information provided to the board by Vanguard’s Portfolio Review Department, which is responsible for fund and advisor oversight and product management. The Portfolio Review Department met regularly with the advisor and made monthly presentations to the board during the fiscal year that directed the board’s focus to relevant information and topics.
The board, or an investment committee made up of board members, also received information throughout the year during advisor presentations. For each advisor presentation, the board was provided with letters and reports that included information about, among other things, the advisory firm and the advisor’s assessment of the investment environment, portfolio performance, and portfolio characteristics.
In addition, the board received monthly reports, which included a Market and Economic Report, a Fund Dashboard Monthly Summary, and a Fund Performance Report.
Prior to their meeting, the trustees were provided with a memo and materials that summarized the information they received over the course of the year. They also considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangements. Rather, it was the totality of the circumstances that drove the board’s decision.
Nature, extent, and quality of services
The board reviewed the quality of the investment management services provided to the fund since its inception in 2018 and took into account the organizational depth and stability of the advisor. The board considered that Vanguard has been managing investments for more than four decades. The Equity Index Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.
The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.
Investment performance
The board considered the fund’s performance since its inception, including any periods of outperformance or underperformance compared with its target index and peer group. The board concluded that the performance was such that the advisory arrangement should continue.
Cost
The board concluded that the fund’s estimated expense ratio for the current fiscal year was well below the average expense ratio charged by funds in its peer group and that the fund’s estimated advisory expenses for the current fiscal year were also well below the peer-group average.
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The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees.
The benefit of economies of scale
The board concluded that the fund’s arrangement with Vanguard ensures that the fund will realize economies of scale as it grows, with the cost to shareholders declining as fund assets increase.
The board will consider whether to renew the advisory arrangement again after a one-year period.
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Liquidity Risk Management
Vanguard funds (except for the money market funds) have adopted and implemented a written liquidity risk management program (the “Program”) as required by Rule 22e-4 under the Investment Company Act of 1940. Rule 22e-4 requires that each fund adopt a program that is reasonably designed to assess and manage the fund’s liquidity risk, which is the risk that the fund could not meet redemption requests without significant dilution of remaining investors’ interests in the fund.
Assessment and management of a fund’s liquidity risk under the Program take into consideration certain factors, such as the fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions, its short- and long-term cash-flow projections during both normal and reasonably foreseeable stressed conditions, and its cash and cash-equivalent holdings and access to other funding sources. As required by the rule, the Program includes policies and procedures for classification of fund portfolio holdings in four liquidity categories, maintaining certain levels of highly liquid investments, and limiting holdings of illiquid investments.
The board of trustees of Vanguard World Fund approved the appointment of liquidity risk management program administrators responsible for administering Vanguard ESG International Stock ETF’s Program and for carrying out the specific responsibilities set forth in the Program, including reporting to the board on at least an annual basis regarding the Program’s operation, its adequacy, and the effectiveness of its implementation for the past year (the “Program Administrator Report”). The board has reviewed the Program Administrator Report covering the period from December 1, 2018, through December 31, 2019 (the “Review Period”). The Program Administrator Report stated that during the Review Period the Program operated and was implemented effectively to manage the fund’s liquidity risk.
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London Stock Exchange Group companies include FTSE International Limited (“FTSE”), Frank Russell Company (“Russell”), MTS Next Limited (“MTS”), and FTSE TMX Global Debt Capital Markets Inc. (“FTSE TMX”). All rights reserved. “FTSE®”, “Russell®”, “MTS®”, “FTSE TMX®” and “FTSE Russell” and other service marks and trademarks related to the FTSE or Russell indexes are trademarks of the London Stock Exchange Group companies and are used by FTSE, MTS, FTSE TMX and Russell under license. All information is provided for information purposes only. Every effort is made to ensure that all information given in this publication is accurate, but no responsibility or liability can be accepted by the London Stock Exchange Group companies nor its licensors for any errors or for any loss from use of this publication. Neither the London Stock Exchange Group companies nor any of their licensors make any claim, prediction, warranty or representation whatsoever, expressly or impliedly, either as to the results to be obtained from the use of the Indices or the fitness or suitability of the Indices for any particular purpose to which they might be put. The London Stock Exchange Group companies do not provide investment advice and nothing in this document should be taken as constituting financial or investment advice. The London Stock Exchange Group companies make no representation regarding the advisability of investing in any asset. A decision to invest in any such asset should not be made in reliance on any information herein. Indexes cannot be invested in directly. Inclusion of an asset in an index is not a recommendation to buy, sell or hold that asset. The general information contained in this publication should not be acted upon without obtaining specific legal, tax, and investment advice from a licensed professional. No part of this information may be reproduced, stored in a retrieval system or transmitted in any form or by any means, electronic, mechanical, photocopying, recording or otherwise, without prior written permission of the London Stock Exchange Group companies. Distribution of the London Stock Exchange Group companies’ index values and the use of their indexes to create financial products require a license with FTSE, FTSE TMX, MTS and/or Russell and/or its licensors.
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The People Who Govern Your Fund
The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.
A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 212 Vanguard funds.
Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.
Interested Trustee1
Mortimer J. Buckley
Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (2018–present) of Vanguard; chief executive officer, president, and trustee (2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Chairman of the board (2011–2017) and trustee (2009–2017) of the Children’s Hospital of Philadelphia; and trustee (2018–present) and vice chair (2019–present) of The Shipley School.
Independent Trustees
Emerson U. Fullwood
Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, andWorldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Director of SPX FLOW, Inc. (multi-industry manufacturing). Director of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, and Roberts Wesleyan College. Trustee of the University of Rochester.
Amy Gutmann
Born in 1949. Trustee since June 2006. Principal occupation(s) during the past five years and other experience: president (2004–present) of the University of Pennsylvania. Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and professor of communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania.

1 Mr. Buckley is considered “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

F. Joseph Loughrey
Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services) and the Lumina Foundation. Director of the V Foundation. Member of the advisory council for the College of Arts and Letters and chair of the advisory board to the Kellogg Institute for International Studies, both at the University of Notre Dame.
Mark Loughridge
Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.
Scott C. Malpass
Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (retired June 2020) and vice president (retired June 2020) of the University of Notre Dame. Assistant professor of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee (retired June 2020). Member of the board of Catholic Investment Services, Inc. (investment advisors) and the board of superintendence of the Institute for the Works of Religion.
Deanna Mulligan
Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chief executive officer (2011–present) of The Guardian Life Insurance Company of America. President (2010–2019), chief operating officer (2010–2011), and executive vice president (2008–2010) of Individual Life and Disability of The Guardian Life Insurance Company of America. Member of the board of The Guardian Life Insurance Company of America, the American Council of Life Insurers, and the Economic Club of New York. Trustee of the Partnership for New York City (business leadership), Chief Executives for Corporate Purpose, NewYork-Presbyterian Hospital, Catalyst, and the Bruce Museum (arts and science). Member of the Advisory Council for the Stanford Graduate School of Business.
André F. Perold
Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies (private investment firm). Member of the board of advisors and member of the investment committee of the Museum of Fine Arts Boston. Member of the board (2018–present) of RIT Capital Partners (investment firm). Member of the investment committee of Partners Health Care System.
Sarah Bloom Raskin
Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Member of the board of directors (2012–2014) of Neighborhood Reinvestment Corporation. Director (2017–present) of i(x) Investments, LLC; director (2017–present) of Reserve Trust. Rubenstein Fellow (2017–present) of Duke University; trustee (2017–present) of Amherst College, and trustee (2019–present) of the Folger Shakespeare Library.

Peter F. Volanakis
Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Chairman of the board of trustees of Colby-Sawyer College. Member of the board of Hypertherm Inc. (industrial cutting systems, software, and consumables).
Executive Officers
John Bendl
Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2019–present) of each of the investment companies served by Vanguard. Chief accounting officer, treasurer, and controller of Vanguard (2017–present). Partner (2003–2016) at KPMG (audit, tax, and advisory services).
Glenn Booraem
Born in 1967. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (2017–present), treasurer (2015–2017), controller (2010–2015), and assistant controller (2001–2010) of each of the investment companies served by Vanguard.
Christine M. Buchanan
Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).
David Cermak
Born in 1960. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (2019–present) of each of the investment companies served by Vanguard. Managing director and head (2017–present) of Vanguard Investments Singapore. Managing director and head (2017–2019) of Vanguard Investments Hong Kong. Representative director and head (2014–2017) of Vanguard Investments Japan.
Thomas J. Higgins
Born in 1957. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (2019–present), chief financial officer (2008–2019), and treasurer (1998–2008) of each of the investment companies served by Vanguard.
Peter Mahoney
Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.
Anne E. Robinson
Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express.
Michael Rollings
Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.
John E. Schadl
Born in 1972. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2019–present) of Vanguard and of each of the investment companies served by Vanguard. Assistant vice president (2019–present) of Vanguard Marketing Corporation.
Vanguard Senior Management Team
Joseph Brennan	Chris D. McIsaac
Mortimer J. Buckley	James M. Norris
Gregory Davis	Thomas M. Rampulla
John James	Karin A. Risi
Martha G. King	Anne E. Robinson
John T. Marcante	Michael Rollings

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Q43940 102020

Item 2: Code of Ethics. The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3: Audit Committee Financial Expert. All members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts and to be independent: F. Joseph Loughrey, Mark Loughridge, Sarah Bloom Raskin, and Peter F. Volanakis.

Item 4: Principal Accountant Fees and Services.

(a)       Audit Fees.

Audit Fees of the Registrant.

Fiscal Year Ended August 31, 2020: $720,000
Fiscal Year Ended August 31, 2019: $685,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group.

Fiscal Year Ended August 31, 2020: $10,761,407
Fiscal Year Ended August 31, 2019: $9,568,215

Includes fees billed in connection with audits of the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(b)        Audit-Related Fees.

Fiscal Year Ended August 31, 2020: $2,915,863
Fiscal Year Ended August 31, 2019: $3,012,031

Includes fees billed in connection with assurance and related services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(c)       Tax Fees.

Fiscal Year Ended August 31, 2020: $247,168
Fiscal Year Ended August 31, 2019: $357,238

Includes fees billed in connection with tax compliance, planning, and advice services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(d)       All Other Fees.

Fiscal Year Ended August 31, 2020: $115,000
Fiscal Year Ended August 31, 2019: $0

Includes fees billed for services related to tax reported information provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(e)        (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider, and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Chairman of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., or other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant.

(2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)       For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g)       Aggregate Non-Audit Fees.

Fiscal Year Ended August 31, 2020: $362,168
Fiscal Year Ended August 31, 2019: $357,238

Includes fees billed for non-audit services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(h)       For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Audit Committee of Listed Registrants.

The Registrant is a listed issuer as defined in rule 10A-3 under the Securities Exchange Act of 1934 (“Exchange Act”). The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Registrant’s audit committee members are: F. Joseph Loughrey, Mark Loughridge, Sarah Bloom Raskin, and Peter F. Volanakis.

Item 6: Investments.

Not applicable.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11: Controls and Procedures.

(a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) Internal Control Over Financial Reporting. In March 2020, a third-party service provider began performing certain administrative and accounting services for Vanguard ESG U.S. Stock ETF. In May 2020, a third-party service provider began performing certain administrative and accounting services for Vanguard ESG International Stock ETF. There were no other significant changes in the Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13: Exhibits.

(a)	Code of Ethics.
(b)	Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD WORLD FUND

BY:	/s/ MORTIMER J. BUCKLEY*

MORTIMER J. BUCKLEY
CHIEF EXECUTIVE OFFICER

Date: October 20, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD WORLD FUND

BY:	/s/ MORTIMER J. BUCKLEY*

MORTIMER J. BUCKLEY
CHIEF EXECUTIVE OFFICER

Date: October 20, 2020

VANGUARD WORLD FUND

BY:	/s/ JOHN BENDL*

JOHN BENDL
CHIEF FINANCIAL OFFICER

Date: October 20, 2020

* By: /s/ Anne E. Robinson

Anne E. Robinson, pursuant to a Power of Attorney   filed on October 23, 2020 (see File Number 2-52698), Incorporated by Reference.